UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05426

AIM Investment Funds (Invesco Investment Funds)

(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 1000    Houston, Texas 77046

(Address of principal executive offices)    (Zip code)

Glenn Brightman    11 Greenway Plaza, Suite 1000    Houston, Texas 77046

(Name and address of agent for service)

Registrant’s telephone number, including area code:	(713) 626-1919

Date of fiscal year end:	10/31

Date of reporting period:	10/31/2023

ITEM 1.	REPORTS TO STOCKHOLDERS.

(a) The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Annual Report to Shareholders	October 31, 2023

Invesco Balanced-Risk Allocation Fund

Nasdaq:

A: ABRZX ∎ C: ABRCX ∎ R: ABRRX ∎ Y: ABRYX ∎ R5: ABRIX ∎ R6: ALLFX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

8	Consolidated Schedule of Investments

21	Consolidated Financial Statements

24	Consolidated Financial Highlights

25	Notes to Consolidated Financial Statements

34	Report of Independent Registered Public Accounting Firm

35	Fund Expenses

36	Approval of Investment Advisory and Sub-Advisory Contracts

39	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2023, Class A shares of Invesco Balanced-Risk Allocation Fund (the Fund), at net asset value (NAV), underperformed the Custom Invesco Balanced-Risk Allocation Style Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/22 to 10/31/23, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-2.06%
Class C Shares	-2.87
Class R Shares	-2.37
Class Y Shares	-1.78
Class R5 Shares	-1.77
Class R6 Shares	-1.77
S&P 500 Index▼ (Broad Market Index)	10.14
Custom Invesco Balanced-Risk Allocation Style Index∎ (Style-Specific Index)	6.56
Lipper Alternative Global Macro Funds Index♦ (Peer Group Index)	4.63

Source(s): ▼RIMES Technologies Corp.; ∎Invesco, RIMES Technologies Corp.; ♦Lipper Inc.

Market conditions and your Fund

For the fiscal year ended October 31, 2023, the Fund at NAV reported negative absolute performance as two of the macro factors in which the Fund invests (defensive and real return) detracted from the Fund’s absolute performance.

The Fund’s strategic exposure to the growth macro factor, obtained through the use of swaps, options and futures, contributed to results for the fiscal year. Despite elevated interest rates and heightened market volatility, five of the six markets in which the Fund invests delivered positive returns. Japanese equities were the top contributor to results as the Bank of Japan (BoJ) maintained its accommodative yield curve control policy despite rising inflation. Despite China’s lackluster economic recovery continuing to be a headwind, emerging equities contributed as continued economic resilience led investors to favor riskier assets. European equities added to results with gains largely concentrated in the first half of the fiscal year due to lower-than-expected energy prices. Prices declined in the second half as the European Central Bank (ECB) lifted rates to an all-time high and signs began to emerge that the region may be close to a recession. UK equities also contributed, benefiting from the index’s overweight to energy in the latter half of the fiscal year and from the Bank of England pressing pause on interest rate hikes in September 2023 after 14 consecutive months of increases. US equities detracted in aggregate, with US large-caps outperforming their small-cap counterpart. Gains in US large-caps were primarily due to strong performance in the seven largest stocks due to investor optimism around artificial intelligence (AI). US small-caps declined as concerns over a slowing global economy and the potential for interest rates to stay higher for longer caused investors to become more risk averse. Exposure to defensive put options detracted as markets rose. Tactical shifts within equities through the fiscal year contributed to results due to timely positioning in European and Japanese equities.

The Fund’s strategic exposure to the defensive macro factor, obtained through the use of swaps and futures, was the largest detractor from the Fund’s absolute performance during the fiscal year with all six markets posting losses largely due to a combination of persistent strong inflation readings and aggressive actions by central banks. Australian bonds were the top detractor due to continued rate hikes from the Reserve Bank of Australia amid slowing economic growth. Japanese government bonds declined as the BoJ maintained its accommodative monetary policy despite high inflation. Canadian government bond prices declined over the fiscal year as interest rates rose. UK Gilts declined as the Bank of England signaled it intends to leave rates at high levels to combat inflation. German bunds declined amid a historic run of 10 consecutive rate increases by the ECB before pausing in October as economic growth began to show sign of slowing. US Treasuries detracted from performance as the resilient economic growth led the Federal Reserve (the Fed) to continue to raise rates. Yields surged late in the fiscal year, following comments from Fed Chairman Jerome Powell stating that he intended to keep rates higher for longer. Exposure to defensive factor premia detracted from performance as factors underperformed their base indexes. Tactical shifts in the defensive macro factor produced gains in the fiscal year as factors such as the rising inflation and rate environment led our models to be underweight bonds.

The Fund’s strategic exposure to the real return macro factor, obtained through the use of swaps, futures and commodity-linked notes detracted from the Fund’s absolute performance for the fiscal year with losses in energy and industrial metals outweighing gains in agriculture and precious metals. Our motivation for holding commodities has been to help offset weakness in equity and fixed-income performance during periods of unexpected inflation. In aggregate, that is the behavior that we received even though performance was mixed across the commodity complexes. Precious metals contributed to results, with gold outperforming silver, despite concerns about higher-for-longer interest rates. Agriculture performance was driven by gains in soybeans, soymeal, cotton and sugar. Sugar rose as supplies have been diverted by demand for ethanol in Brazil, while India has resumed export quotas. Cotton prices rose due to hot weather in key US growing regions against the lowest acreage planted in decades. Industrial metals slightly detracted from results as losses in aluminum countered gains in copper due to uncertainty over future Chinese production. Energy was the largest detractor at the sub-complex level, with unleaded gas and gasoil providing the sole contributions. Oil prices came under pressure from concerns over rising interest rates and decreasing demand. Tactical shifts over the fiscal year in the real return macro factor produced losses as commodity performance became volatile later in the fiscal year.

Please note that our strategy is principally implemented with derivative instruments that include futures, commodity-linked notes, options and total return swaps. Therefore, all or most of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

Thank you for your continued investment in Invesco Balanced-Risk Allocation Fund. As always, we welcome your comments and questions.

2	Invesco Balanced-Risk Allocation Fund

Portfolio manager(s):

Mark Ahnrud

John Burrello

Chris Devine

Scott Hixon

Christian Ulrich

Scott Wolle

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

3	Invesco Balanced-Risk Allocation Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 10/31/13

1 Source: RIMES Technologies Corp.

2 Source: Invesco, RIMES Technologies Corp.

3 Source: Lipper Inc.

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco Balanced-Risk Allocation Fund

Average Annual Total Returns
As of 10/31/23, including maximum applicable sales charges
Class A Shares
Inception (6/2/09)	4.56%
10 Years	1.92
5 Years	1.22
1 Year	-7.45

Class C Shares
Inception (6/2/09)	4.52%
10 Years	1.89
5 Years	1.60
1 Year	-3.84

Class R Shares
Inception (6/2/09)	4.70%
10 Years	2.24
5 Years	2.10
1 Year	-2.37

Class Y Shares
Inception (6/2/09)	5.23%
10 Years	2.75
5 Years	2.64
1 Year	-1.78

Class R5 Shares
Inception (6/2/09)	5.26%
10 Years	2.79
5 Years	2.68
1 Year	-1.77

Class R6 Shares
Inception (9/24/12)	2.97%
10 Years	2.87
5 Years	2.73
1 Year	-1.77

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco Balanced-Risk Allocation Fund

Supplemental Information

Invesco Balanced-Risk Allocation Fund’s investment objective is to provide total return with a low to moderate correlation to traditional financial market indices.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2023, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎	The Custom Invesco Balanced-Risk Allocation Style Index is composed of 60% MSCI World Index and 40% Bloomberg U.S. Aggregate Bond Index. Effective December 1, 2009, the fixed income component of the Custom Balanced-Risk Allocation Style Index changed from the JP Morgan GBI Global (Traded) Index to the Bloomberg U.S. Aggregate Bond Index. The MSCI World Index is considered representative of stocks of developed countries. The index return is computed using the net return, which withholds applicable taxes for non-resident investors. The Bloomberg U.S. Aggregate Bond Index is considered representative of the US investment-grade, fixed-rate bond market. The JP Morgan GBI Global (Traded) Index is considered representative of fixed-rate debt of developed government bond markets.
∎	The Lipper Alternative Global Macro Funds Index is an unmanaged index considered representative of alternative global macro funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco Balanced-Risk Allocation Fund

Fund Information

Target Risk Contribution and Notional Asset Weights as of October 31, 2023

	Target	Notional
	Risk	Asset
Asset Class	Contribution*	Weights**

Equities and Options	43.12%	57.75%
Fixed Income	17.19	52.58
Commodities	39.69	28.94
Total	100.00%	139.27%

*

Reflects the risk that each asset class is expected to contribute to the overall risk of the Fund as measured by standard deviation and estimates of risk based on historical data. Standard deviation measures the annualized fluctuations (volatility) of monthly returns.

**

Proprietary models determine the Notional Asset Weights necessary to achieve the Target Risk Contributions. Total Notional Asset Weight greater than 100% is achieved through derivatives and other instruments that create leverage.

7	Invesco Balanced-Risk Allocation Fund

Consolidated Schedule of Investments

October 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value

U.S. Treasury Securities–29.05%
U.S. Treasury Floating Rate Notes–29.05%
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate -0.02%)(a)	5.39%	01/31/2024	$114,500	$114,510,501

U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate -0.08%)(a)	5.32%	04/30/2024	128,300	128,278,620

U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.04%)(a)	5.45%	07/31/2024	134,000	134,040,535

U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.20%)(a)	5.61%	01/31/2025	15,500	15,526,979

Total U.S. Treasury Securities (Cost $392,301,463)				392,356,635

		Expiration Date
Commodity-Linked Securities–3.93%
Bank of Montreal, Commodity-Linked Notes (linked to the S&P GSCI Aluminum Dynamic Roll Index)(b)(c)		07/08/2024	12,000	11,600,834

Canadian Imperial Bank of Commerce EMTN, U.S. Federal Funds Effective Rate minus 0.03% (linked to the Canadian Imperial Bank of Commerce Gold Standard Roll Excess Return Index) (Canada), Series 2(b)(c)		06/07/2024	13,200	12,228,446

Canadian Imperial Bank of Commerce EMTN, U.S. Federal Funds Effective Rate minus 0.03% (linked to the Canadian Imperial Bank of Commerce Silver Index) (Canada)(b)(c)		06/07/2024	12,300	9,727,473

RBC Capital Markets LLC, Commodity-Linked Notes (linked to the RBC Enhanced Copper 2x Index) (Canada)(b)(c)		06/07/2024	22,700	19,508,837

Total Commodity-Linked Securities (Cost $60,200,000)				53,065,590

			Shares
Money Market Funds–58.04%
Invesco Government & Agency Portfolio, Institutional Class, 5.27%(d)(e)			211,036,608	211,036,608

Invesco Liquid Assets Portfolio, Institutional Class, 5.40%(d)(e)			32,364,389	32,374,098

Invesco Liquidity Funds PLC, Invesco US Dollar Liquidity Portfolio (Ireland), Agency Class, 5.45%(d)(e)			113,019,570	113,019,570

Invesco Treasury Obligations Portfolio, Institutional Class, 5.25%(d)(e)			375,500,000	375,500,000

Invesco Treasury Portfolio, Institutional Class, 5.27%(d)(e)			51,783,553	51,783,553

Total Money Market Funds (Cost $783,707,939)				783,713,829

Options Purchased–1.22%
(Cost $18,065,779)(f)				16,532,946

TOTAL INVESTMENTS IN SECURITIES–92.24% (Cost $1,254,275,181)				1,245,669,000

OTHER ASSETS LESS LIABILITIES–7.76%				104,760,464

NET ASSETS–100.00%				$1,350,429,464

Investment Abbreviations:

EMTN – European Medium-Term Notes

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

8	Invesco Balanced-Risk Allocation Fund

Notes to Consolidated Schedule of Investments:

(a)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on October 31, 2023.
(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2023 was $53,065,590, which represented 3.93% of the Fund’s Net Assets.

(c)	The Reference Entity Components table below includes additional information regarding the underlying components of certain reference entities that are not publicly available.
(d)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2023.

	Value October 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value October 31, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$263,828,894	$389,297,652	$(442,089,938)	$ -	$ -	$211,036,608	$11,015,677
Invesco Liquid Assets Portfolio, Institutional Class	60,972,621	261,605,465	(290,207,098)	(137)	3,247	32,374,098	2,544,293
Invesco Liquidity Funds PLC, Invesco US Dollar Liquidity Portfolio, Agency Class	-	434,964,460	(321,944,890)	-	-	113,019,570	6,648,630
Invesco Liquidity Funds PLC, Invesco US Dollar Liquidity Portfolio, Institutional Class	174,522,956	128,046,348	(302,569,304)	-	-	-	1,523,808
Invesco Treasury Obligations Portfolio, Institutional Class	380,000,000	84,700,000	(89,200,000)	-	-	375,500,000	18,164,370
Invesco Treasury Portfolio, Institutional Class	97,546,164	418,568,746	(464,331,357)	-	-	51,783,553	3,957,839
Total	$ 976,870,635	$1,717,182,671	$(1,910,342,587)	$(137)	$3,247	$783,713,829	$43,854,617

(e)	The rate shown is the 7-day SEC standardized yield as of October 31, 2023.
(f)	The table below details options purchased.

Open Exchange-Traded Index Options Purchased
	Type of	Expiration	Number of		Exercise		Notional
Description	Contract	Date	Contracts		Price		Value*	Value
Equity Risk
EURO STOXX 50 Index	Put	01/19/2024	100	EUR	3,900.00	EUR	3,900,000	$ 73,961
EURO STOXX 50 Index	Put	05/17/2024	100	EUR	4,200.00	EUR	4,200,000	288,756
EURO STOXX 50 Index	Put	06/21/2024	100	EUR	4,250.00	EUR	4,250,000	337,322
EURO STOXX 50 Index	Put	07/19/2024	100	EUR	4,300.00	EUR	4,300,000	375,626
EURO STOXX 50 Index	Put	10/18/2024	100	EUR	4,100.00	EUR	4,100,000	295,104
EURO STOXX 50 Index	Put	11/17/2023	100	EUR	3,500.00	EUR	3,500,000	1,905
EURO STOXX 50 Index	Put	12/15/2023	100	EUR	3,875.00	EUR	3,875,000	42,959
EURO STOXX 50 Index	Put	02/16/2024	100	EUR	4,100.00	EUR	4,100,000	163,794
EURO STOXX 50 Index	Put	03/15/2024	100	EUR	4,150.00	EUR	4,150,000	201,568
EURO STOXX 50 Index	Put	04/19/2024	100	EUR	4,200.00	EUR	4,200,000	247,807
EURO STOXX 50 Index	Put	08/16/2024	100	EUR	4,400.00	EUR	4,400,000	449,587
EURO STOXX 50 Index	Put	09/20/2024	100	EUR	4,200.00	EUR	4,200,000	335,735
FTSE 100 Index	Put	01/19/2024	50	GBP	7,450.00	GBP	3,725,000	135,523
FTSE 100 Index	Put	05/17/2024	50	GBP	7,800.00	GBP	3,900,000	313,890
FTSE 100 Index	Put	06/21/2024	50	GBP	7,575.00	GBP	3,787,500	251,294
FTSE 100 Index	Put	07/19/2024	50	GBP	7,575.00	GBP	3,787,500	246,129
FTSE 100 Index	Put	09/20/2024	50	GBP	7,500.00	GBP	3,750,000	260,106
FTSE 100 Index	Put	10/18/2024	50	GBP	7,500.00	GBP	3,750,000	268,310
FTSE 100 Index	Put	11/17/2023	50	GBP	7,050.00	GBP	3,525,000	13,066
FTSE 100 Index	Put	12/15/2023	50	GBP	7,450.00	GBP	3,725,000	122,760
FTSE 100 Index	Put	02/16/2024	50	GBP	7,650.00	GBP	3,825,000	228,808
FTSE 100 Index	Put	03/15/2024	50	GBP	7,800.00	GBP	3,900,000	308,116
FTSE 100 Index	Put	04/19/2024	50	GBP	7,575.00	GBP	3,787,500	219,996
FTSE 100 Index	Put	08/16/2024	50	GBP	7,500.00	GBP	3,750,000	235,493

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

9	Invesco Balanced-Risk Allocation Fund

Open Exchange-Traded Index Options Purchased–(continued)

	Type of	Expiration	Number of	Exercise		Notional
Description	Contract	Date	Contracts	Price		Value*		Value

MSCI Emerging Markets Index	Put	12/15/2023	75	USD	970.00	USD	7,275,000	$ 419,625
MSCI Emerging Markets Index	Put	01/19/2024	75	USD	960.00	USD	7,200,000	379,125
MSCI Emerging Markets Index	Put	05/17/2024	75	USD	960.00	USD	7,200,000	477,750
MSCI Emerging Markets Index	Put	06/21/2024	75	USD	960.00	USD	7,200,000	506,625
MSCI Emerging Markets Index	Put	07/19/2024	75	USD	1,000.00	USD	7,500,000	715,500
MSCI Emerging Markets Index	Put	10/18/2024	75	USD	950.00	USD	7,125,000	560,625
MSCI Emerging Markets Index	Put	11/17/2023	75	USD	840.00	USD	6,300,000	8,250
MSCI Emerging Markets Index	Put	03/15/2024	75	USD	970.00	USD	7,275,000	474,750
MSCI Emerging Markets Index	Put	02/16/2024	75	USD	1,040.00	USD	7,800,000	872,625
MSCI Emerging Markets Index	Put	04/19/2024	75	USD	975.00	USD	7,312,500	523,125
MSCI Emerging Markets Index	Put	08/16/2024	75	USD	1,050.00	USD	7,875,000	994,875
MSCI Emerging Markets Index	Put	09/20/2024	75	USD	990.00	USD	7,425,000	703,875
Nikkei 225 Index	Put	12/08/2023	26	JPY	25,000.00	JPY	650,000,000	3,431
Nikkei 225 Index	Put	03/08/2024	26	JPY	24,250.00	JPY	630,500,000	27,445

Nikkei 225 Index	Put	06/14/2024	26	JPY	28,250.00	JPY	734,500,000	181,824
Nikkei 225 Index	Put	06/14/2024	26	JPY	29,750.00	JPY	773,500,000	265,875
Nikkei 225 Index	Put	09/13/2024	26	JPY	32,250.00	JPY	838,500,000	548,046
Nikkei 225 Index	Put	09/13/2024	26	JPY	31,250.00	JPY	812,500,000	450,272
Nikkei 225 Index	Put	09/13/2024	26	JPY	32,000.00	JPY	832,000,000	522,316
Nikkei 225 Index	Put	12/13/2024	26	JPY	30,250.00	JPY	786,500,000	429,688
Nikkei 225 Index	Put	12/08/2023	26	JPY	26,250.00	JPY	682,500,000	7,204
Nikkei 225 Index	Put	03/08/2024	26	JPY	26,000.00	JPY	676,000,000	48,029
Nikkei 225 Index	Put	03/08/2024	26	JPY	26,250.00	JPY	682,500,000	54,033
Nikkei 225 Index	Put	06/14/2024	26	JPY	27,000.00	JPY	702,000,000	132,938
S&P 500 Index	Put	12/15/2023	8	USD	4,100.00	USD	3,280,000	46,960
S&P 500 Index	Put	01/19/2024	8	USD	3,900.00	USD	3,120,000	34,040
S&P 500 Index	Put	04/19/2024	8	USD	4,150.00	USD	3,320,000	118,000
S&P 500 Index	Put	05/17/2024	8	USD	4,200.00	USD	3,360,000	141,080

S&P 500 Index	Put	06/21/2024	8	USD	4,275.00	USD	3,420,000	172,560
S&P 500 Index	Put	07/19/2024	8	USD	4,525.00	USD	3,620,000	267,600
S&P 500 Index	Put	08/16/2024	8	USD	4,650.00	USD	3,720,000	327,760
S&P 500 Index	Put	09/20/2024	8	USD	4,600.00	USD	3,680,000	309,560
S&P 500 Index	Put	10/18/2024	8	USD	4,375.00	USD	3,500,000	231,760
S&P 500 Index	Put	11/17/2023	8	USD	3,875.00	USD	3,100,000	4,320
S&P 500 Index	Put	02/16/2024	8	USD	4,100.00	USD	3,280,000	80,600
S&P 500 Index	Put	03/15/2024	8	USD	4,000.00	USD	3,200,000	73,240
Total Index Options Purchased								$16,532,946

*	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Open Futures Contracts(a)

Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)

Commodity Risk

Brent Crude	297	December-2023	$25,081,650	$(1,028,638)	$(1,028,638)

Gasoline Reformulated Blendstock Oxygenate Blending	317	November-2023	29,521,132	236,609	236,609

Low Sulphur Gas Oil	28	December-2023	2,382,100	(156,256)	(156,256)

New York Harbor Ultra-Low Sulfur Diesel	247	November-2023	30,188,340	5,485,977	5,485,977

WTI Crude	174	December-2023	14,007,000	(940,004)	(940,004)

Subtotal				3,597,688	3,597,688

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

10	Invesco Balanced-Risk Allocation Fund

Open Futures Contracts(a)–(continued)

Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)

Equity Risk

E-Mini Russell 2000 Index	1,287	December-2023	$107,361,540	$(13,264,301)	$(13,264,301)

E-Mini S&P 500 Index	4	December-2023	842,450	(22,376)	(22,376)

EURO STOXX 50 Index	260	December-2023	11,196,817	(570,420)	(570,420)

FTSE 100 Index	320	December-2023	28,501,801	(890,393)	(890,393)

MSCI Emerging Markets Index	410	December-2023	18,843,600	(638,104)	(638,104)

Nikkei 225 Index	302	December-2023	61,465,941	(3,921,205)	(3,921,205)

Subtotal				(19,306,799)	(19,306,799)

Interest Rate Risk

Australia 10 Year Bonds	4,083	December-2023	280,359,213	(10,685,789)	(10,685,789)

Canada 10 Year Bonds	402	December-2023	33,316,647	(1,154,305)	(1,154,305)

Euro-Bund	2,045	December-2023	279,110,508	(2,231,578)	(2,231,578)

Japan 10 Year Bonds	243	December-2023	230,455,220	(3,721,771)	(3,721,771)

Long Gilt	840	December-2023	95,114,258	(1,377,279)	(1,377,279)

Subtotal				(19,170,722)	(19,170,722)

Total Futures Contracts				$(34,879,833)	$(34,879,833)

(a)	Futures contracts collateralized by $78,495,001 cash held with Merrill Lynch International, the futures commission merchant.

		Open Over-The-Counter Total Return Swap Agreements(a)(b)
Counterparty	Pay/ Receive	Reference Entity(c)	Fixed Rate	Payment Frequency	Number of Contracts	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Commodity Risk
Barclays Bank PLC	Receive	Barclays Soybean Meal S2 Nearby Excess Return Index	0.19%	Monthly	5,200	February-2024	USD	6,205,815	$ –	$648,898	$648,898

Barclays Bank PLC	Receive	Barclays Soybeans Seasonal Index Excess Return	0.19	Monthly	21,000	February-2024	USD	8,477,244	–	49,092	49,092

Canadian Imperial Bank of Commerce	Receive	Canadian Imperial Bank of Commerce Dynamic Roll LME Copper Excess Return Index 2	0.27	Monthly	82,000	February-2024	USD	8,100,993	–	75,579	75,579

Canadian Imperial Bank of Commerce	Receive	Canadian Imperial Bank of Commerce Soybean Meal 1 Excess Return Commodity Index	0.14	Monthly	44,000	February-2024	USD	9,846,544	–	1,407,397	1,407,397

Cargill, Inc.	Receive	Cargill Coffee Front Index	0.20	Monthly	40,000	July-2024	USD	5,654,060	–	822,652	822,652

Cargill, Inc.	Receive	Cargill Sugar Index	0.20	Monthly	24,500	February-2024	USD	14,309,499	–	187,300	187,300

Goldman Sachs International	Receive	Enhanced Strategy AB42 on the S&P GSCI Soybeans Excess Return	0.14	Monthly	22,400	February-2024	USD	10,680,699	–	233,186	233,186

Macquarie Bank Ltd.	Receive	Macquarie Aluminum Dynamic Selection Index	0.30	Monthly	170,000	February-2024	USD	8,551,612	–	119,680	119,680

Macquarie Bank Ltd.	Receive	Macquarie Soybean Meal A Excess Return Index	0.17	Monthly	34,700	February-2024	USD	15,618,349	–	26,199	26,199

Merrill Lynch International	Receive	MLCISCE Excess Return Index	0.12	Monthly	106,000	February-2024	USD	5,661,895	–	0	0

Merrill Lynch International	Receive	MLCX Natural Gas Annual Excess Return Index	0.25	Monthly	66,000	June-2024	USD	5,590,457	–	0	0

Merrill Lynch International	Receive	MLCX6CTE Excess Return Index	0.18	Monthly	73,000	February-2024	USD	6,763,501	(2)	(2)	0

Morgan Stanley and Co. International PLC	Receive	S&P GSCI Aluminum Dynamic Index Excess Return	0.30	Monthly	157,500	July-2024	USD	15,781,075	–	507,764	507,764

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

11	Invesco Balanced-Risk Allocation Fund

Open Over-The-Counter Total Return Swap Agreements(a)(b)–(continued)

Counterparty	Pay/ Receive	Reference Entity(c)	Fixed Rate	Payment Frequency	Number of Contracts	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)

Royal Bank of Canada	Receive	RBC Commodity CT01 Excess Return Custom Index	0.28%	Monthly	82,000	February-2024	USD	10,924,343	$ –	$0	$0

Royal Bank of Canada	Receive	RBC Commodity KCE0 Excess Return Custom Index	0.18	Monthly	15,000	October-2024	USD	270,776	–	0	0

Royal Bank of Canada	Receive	RBC Commodity SB01 Excess Return Custom Index	0.20	Monthly	47,000	February-2024	USD	10,173,249	–	0	0

Royal Bank of Canada	Receive	RBC Commodity SO01 Excess Return Custom Index	0.18	Monthly	61,500	February-2024	USD	8,735,380	–	0	0

Subtotal – Appreciation									(2)	4,077,745	4,077,747

Commodity Risk

Canadian Imperial Bank of Commerce	Pay	Canadian Imperial Bank of Commerce Silver Index	0.00	Monthly	19,500	October-2024	USD	2,003,779	–	(143,212)	(143,212)

Canadian Imperial Bank of Commerce	Receive	Canadian Imperial Bank of Commerce Seasonally Enhanced Bean Oil Commodity Index	0.26	Monthly	29,500	February-2024	USD	3,785,154	–	(93,335)	(93,335)

Canadian Imperial Bank of Commerce	Receive	Canadian Imperial Bank of Commerce Seasonally Enhanced Cotton Commodity Index	0.28	Monthly	49,500	February-2024	USD	8,288,849	–	(373,265)	(373,265)

Cargill, Inc.	Receive	Cargill Soybean Oil Index	0.24	Monthly	45,000	February-2024	USD	8,451,243	–	(600,057)	(600,057)

Cargill, Inc.	Receive	Cargill Wheat Index	0.22	Monthly	85,000	July-2024	USD	4,288,598	–	(90,576)	(90,576)

Goldman Sachs International	Receive	S&P GSCI Corn Excess Return Index	0.18	Monthly	50,000	February–2024	USD	1,617,353	–	(31,469)	(31,469)

Goldman Sachs International	Receive	S&P GSCI Soybean Oil Excess Return Index	0.25	Monthly	60,500	February–2024	USD	8,231,660	–	(383,122)	(383,122)

J.P. Morgan Chase Bank, N.A.	Receive	J.P. Morgan Contag Beta Gas Oil Excess Return Index	0.25	Monthly	64,300	February–2024	USD	27,294,990	–	(1,291,395)	(1,291,395)

J.P. Morgan Chase Bank, N.A.	Receive	S&P GSCI Excess return Gold Index	0.09	Monthly	106,500	October–2024	USD	14,587,486	–	(30,661)	(30,661)

Subtotal – Depreciation									–	(3,037,092)	(3,037,092)

Total – Total Return Swap Agreements									$(2)	$1,040,653	$1,040,655

(a)	Open Over-The-Counter Total Return Swap Agreements are collateralized by cash held with the swap Counterparties in the amount of $17,990,076.
(b)	The Fund receives or pays payments based on any positive or negative return on the Reference Entity, respectively.
(c)	The Reference Entity Components table below includes additional information regarding the underlying components of certain reference entities that are not publicly available.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

12	Invesco Balanced-Risk Allocation Fund

Open Over-The-Counter Total Return Swap Agreements(a)(b)

Counterparty	Pay/ Receive	Reference Entity	Floating Rate Index	Payment Frequency	Number of Contracts	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)

Equity Risk

BNP Paribas S.A.	Receive	MSCI Emerging Markets Minimum Volatility Index	SOFR + 0.640%	Monthly	2,500	March-2024	USD	4,576,475	$–	$(121,200)	$(121,200)

BNP Paribas S.A.	Receive	MSCI EMU Minimum Volatility Index	1 mo. EURIBOR - 0.010%	Monthly	8,200	March-2024	EUR	25,180,068	–	(472,084)	(472,084)

BNP Paribas S.A.	Receive	MSCI EMU Quality Index	1 mo. EURIBOR + 0.000%	Monthly	7,000	January-2024	EUR	27,327,090	–	(760,768)	(760,768)

BNP Paribas S.A.	Receive	MSCI Japan Minimum Volatility Index	TONAR - 0.325%	Monthly	337,114	February-2024	JPY	1,090,678,408	–	(130,776)	(130,776)

BNP Paribas S.A.	Receive	MSCI Japan Minimum Volatility Index	TONAR - 0.330%	Monthly	201,344	February-2024	JPY	651,416,296	–	(78,107)	(78,107)

BNP Paribas S.A.	Receive	MSCI Japan Minimum Volatility Index	TONAR - 0.365%	Monthly	295,000	January-2024	JPY	954,425,300	–	(114,438)	(114,438)

BNP Paribas S.A.	Receive	MSCI Japan Minimum Volatility Index	TONAR - 0.370%	Monthly	75,000	January-2024	JPY	242,650,500	–	(29,094)	(29,094)

BNP Paribas S.A.	Receive	MSCI Japan Quality Index	TONAR - 0.180%	Monthly	190,000	January-2024	JPY	590,765,100	–	(217,157)	(217,157)

BNP Paribas S.A.	Receive	MSCI Japan Quality Index	TONAR - 0.185%	Monthly	491,012	February-2024	JPY	1,526,698,701	–	(561,194)	(561,194)

BNP Paribas S.A.	Receive	MSCI Japan Quality Index	TONAR - 0.195%	Monthly	311,519	February-2024	JPY	968,602,911	–	(356,045)	(356,045)

BNP Paribas S.A.	Receive	MSCI Japan Quality Index	TONAR - 0.220%	Monthly	1,677,469	January-2024	JPY	5,215,737,587	–	(1,917,234)	(1,917,234)

Citibank, N.A.	Receive	Invesco UK Broad Low Volatility Net Total Return Index	SONIA + 0.190%	Monthly	850	May-2024	GBP	4,402,532	–	(178,113)	(178,113)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

13	Invesco Balanced-Risk Allocation Fund

Open Over-The-Counter Total Return Swap Agreements(a)(b)–(continued)

Counterparty	Pay/ Receive	Reference Entity	Floating Rate Index	Payment Frequency	Number of Contracts	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)

Citibank, N.A.	Receive	Invesco UK Broad Low Volatility Net Total Return Index	SONIA + 0.310%	Monthly	250	May-2024	GBP	1,294,863	$–	$(52,386)	$(52,386)

Citibank, N.A.	Receive	Invesco UK Broad Price Momentum Net Total Return Index	SONIA + 0.170%	Monthly	409	November-2023	GBP	2,560,127	–	(120,093)	(120,093)

Citibank, N.A.	Receive	Invesco UK Broad Price Momentum Net Total Return Index	SONIA + 0.330%	Monthly	450	February-2024	GBP	2,816,766	–	(132,131)	(132,131)

Citibank, N.A.	Receive	Invesco UK Broad Quality Net Total Return Index	SONIA + 0.245%	Monthly	1,320	January-2024	GBP	9,090,893	–	(506,882)	(506,882)

Citibank, N.A.	Receive	Invesco UK Broad Quality Net Total Return Index	SONIA + 0.340%	Monthly	170	January-2024	GBP	1,170,797	–	(65,280)	(65,280)

Citibank, N.A.	Receive	MSCI EMU Minimum Volatility Index	1 mo. EURIBOR - 0.120%	Monthly	100	January-2024	EUR	307,074	–	(5,757)	(5,757)

Citibank, N.A.	Receive	MSCI EMU Momentum Index	1 mo. EURIBOR - 0.180%	Monthly	4,600	January-2024	EUR	23,560,018	–	(212,877)	(212,877)

Citibank, N.A.	Receive	MSCI Japan Minimum Volatility Index	TONAR - 0.351%	Monthly	1,401,542	January-2024	JPY	4,534,464,894	–	(543,696)	(543,696)

Citibank, N.A.	Receive	MSCI Japan Minimum Volatility Index	TONAR - 0.375%	Monthly	180,000	January-2024	JPY	582,361,200	–	(69,827)	(69,827)

Goldman Sachs International	Receive	MSCI Emerging Markets Minimum Volatility Index	SOFR + 0.620%	Monthly	9,904	February-2024	USD	18,130,163	–	(480,146)	(480,146)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

14	Invesco Balanced-Risk Allocation Fund

Open Over-The-Counter Total Return Swap Agreements(a)(b)–(continued)

Counterparty	Pay/ Receive	Reference Entity	Floating Rate Index	Payment Frequency	Number of Contracts	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)

J.P. Morgan Chase Bank, N.A.	Receive	Invesco Emerging Markets + Korea Large Cap Broad Price Momentum Index	SOFR + 0.560%	Monthly	740	November–2023	USD	4,816,297	$–	$(180,188)	$(180,188)

J.P. Morgan Chase Bank, N.A.	Receive	Invesco Emerging Markets + Korea Large Cap Broad Price Momentum Index	SOFR + 0.580%	Monthly	550	January–2024	USD	3,579,681	–	(133,924)	(133,924)

J.P. Morgan Chase Bank, N.A.	Receive	Invesco Emerging Markets + Korea Large Cap Broad Price Momentum Index	SOFR + 0.580%	Monthly	950	January–2024	USD	6,183,084	–	(231,323)	(231,323)

J.P. Morgan Chase Bank, N.A.	Receive	Invesco Emerging Markets + Korea Large Cap Broad Price Momentum Index	SOFR + 0.640%	Monthly	3,704	March–2024	USD	24,107,521	–	(901,916)	(901,916)

J.P. Morgan Chase Bank, N.A.	Receive	Invesco Emerging Markets + Korea Large Cap Broad Price Momentum Index	SOFR + 0.670%	Monthly	650	April–2024	USD	4,230,532	–	(158,273)	(158,273)

J.P. Morgan Chase Bank, N.A.	Receive	Invesco Emerging Markets + Korea Large Cap Broad Price Momentum Index	SOFR + 0.680%	Monthly	3,856	February–2024	USD	25,096,815	–	(938,927)	(938,927)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

15	Invesco Balanced-Risk Allocation Fund

Open Over-The-Counter Total Return Swap Agreements(a)(b)–(continued)

Counterparty	Pay/ Receive	Reference Entity	Floating Rate Index	Payment Frequency	Number of Contracts	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)

J.P. Morgan Chase Bank, N.A.	Receive	Invesco U.S. Large Cap Broad Price Momentum Total Return Index	SOFR + 0.280%	Monthly	200	November-2023	USD	1,509,918	$–	$(54,936)	$(54,936)

J.P. Morgan Chase Bank, N.A.	Receive	Invesco U.S. Large Cap Broad Price Momentum Total Return Index	SOFR + 0.280%	Monthly	2,750	November-2023	USD	20,761,372	–	(755,369)	(755,369)

J.P. Morgan Chase Bank, N.A.	Receive	Invesco U.S. Large Cap Broad Quality Total Return Index	SOFR + 0.440%	Monthly	2,150	April-2024	USD	21,859,458	–	(159,609)	(159,609)

J.P. Morgan Chase Bank, N.A.	Receive	Invesco U.S. Low Volatility Total Return Index	SOFR + 0.280%	Monthly	3,350	November-2023	USD	20,823,600	–	(248,581)	(248,581)

J.P. Morgan Chase Bank, N.A.	Receive	Invesco U.S. Low Volatility Total Return Index	SOFR + 0.540%	Monthly	250	November-2023	USD	1,554,000	–	(18,551)	(18,551)

J.P. Morgan Chase Bank, N.A.	Receive	Invesco UK Broad Low Volatility Net Total Return Index	SONIA + 0.240%	Monthly	3,800	May-2024	GBP	19,681,910	–	(796,269)	(796,269)

J.P. Morgan Chase Bank, N.A.	Receive	Invesco UK Broad Price Momentum Net Total Return Index	SONIA + 0.190%	Monthly	3,141	November-2023	GBP	19,661,027	–	(922,277)	(922,277)

J.P. Morgan Chase Bank, N.A.	Receive	Invesco UK Broad Quality Net Total Return Index	SONIA + 0.300%	Monthly	380	January-2024	GBP	2,617,075	–	(145,921)	(145,921)

J.P. Morgan Chase Bank, N.A.	Receive	Invesco UK Broad Quality Net Total Return Index	SONIA + 0.320%	Monthly	990	April-2024	GBP	6,566,106	–	(73,791)	(73,791)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

16	Invesco Balanced-Risk Allocation Fund

Open Over-The-Counter Total Return Swap Agreements(a)(b)–(continued)

Counterparty	Pay/ Receive	Reference Entity	Floating Rate Index	Payment Frequency	Number of Contracts	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)

J.P. Morgan Chase Bank, N.A.	Receive	MSCI Emerging Markets Minimum Volatility Index	SOFR + 0.530%	Monthly	3,323	November-2023	USD	6,083,051	$–	$(161,099)	$(161,099)

J.P. Morgan Chase Bank, N.A.	Receive	MSCI Emerging Markets Minimum Volatility Index	SOFR + 0.690%	Monthly	4,242	February-2024	USD	7,765,363	–	(205,652)	(205,652)

J.P. Morgan Chase Bank, N.A.	Receive	MSCI Emerging Markets Minimum Volatility Index	SOFR + 0.690%	Monthly	6,782	March-2024	USD	12,415,061	–	(328,791)	(328,791)

J.P. Morgan Chase Bank, N.A.	Receive	MSCI EMU Minimum Volatility Index	1 mo. EURIBOR - 0.050%	Monthly	600	January-2024	EUR	1,842,444	–	(34,543)	(34,543)

J.P. Morgan Chase Bank, N.A.	Receive	MSCI EMU Momentum Index	1 mo. EURIBOR + 0.010%	Monthly	200	January-2024	EUR	1,024,349	–	(9,255)	(9,255)

J.P. Morgan Chase Bank, N.A.	Receive	MSCI EMU Momentum Index	1 mo. EURIBOR + 0.150%	Monthly	500	March-2024	EUR	2,560,872	–	(23,139)	(23,139)

J.P. Morgan Chase Bank, N.A.	Receive	MSCI EMU Quality Index	1 mo. EURIBOR - 0.000%	Monthly	200	January-2024	EUR	780,774	–	(21,736)	(21,736)

Merrill Lynch International	Receive	Invesco UK Broad Quality Net Total Return Index	SONIA + 0.260%	Monthly	820	January-2024	GBP	5,647,373	–	(314,881)	(314,881)

Merrill Lynch International	Receive	MSCI Emerging Markets Minimum Volatility Index	SOFR + 0.530%	Monthly	1,455	November-2023	USD	2,663,508	–	(70,538)	(70,538)

Merrill Lynch International	Receive	MSCI Emerging Markets Minimum Volatility Index	SOFR + 0.590%	Monthly	4,091	April-2024	USD	7,488,944	–	(198,332)	(198,332)

Merrill Lynch International	Receive	MSCI Emerging Markets Minimum Volatility Index	SOFR + 0.610%	Monthly	4,403	May-2024	USD	8,060,088	–	(213,457)	(213,457)

Total – Total Return Swap Agreements									$–	$(14,426,563)	$(14,426,563)

(a)	Open Over-The-Counter Total Return Swap Agreements are collateralized by cash held with the swap Counterparties in the amount of $17,990,076.
(b)	The Fund receives or pays payments based on any positive or negative return on the Reference Entity, respectively.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

17	Invesco Balanced-Risk Allocation Fund

Reference Entity Components

Reference Entity	Underlying Components	Percentage

S&P GSCI Aluminum Dynamic Roll Index
	Long Futures Contracts

	Aluminum	100%

Canadian Imperial Bank of Commerce Gold Standard Roll Excess Return Index
	Long Futures Contracts

	Gold	100%

Canadian Imperial Bank of Commerce Silver Index
	Long Futures Contracts

	Silver	100%

RBC Enhanced Copper 2x Index
	Long Futures Contracts

	Copper	100%

Barclays Soybean Meal S2 Nearby Excess Return Index
	Long Futures Contracts

	Soybean Meal	100%

Barclays Soybeans Seasonal Index Excess Return
	Long Futures Contracts

	Soybean	100%

Canadian Imperial Bank of Commerce Dynamic Roll LME Copper Excess Return Index 2
	Long Futures Contracts

	Copper	100%

Canadian Imperial Bank of Commerce Soybean Meal 1 Excess Return Commodity Index
	Long Futures Contracts

	Soybean Meal	100%

Cargill Coffee Front Index
	Long Futures Contracts

	Coffee	100%

Cargill Sugar Index
	Long Futures Contracts

	Sugar	100%

Enhanced Strategy AB42 on the S&P GSCI Soybeans Excess Return
	Long Futures Contracts

	Soybean	100%

Macquarie Aluminum Dynamic Selection Index
	Long Futures Contracts

	Aluminum	100%

Macquarie Soybean Meal A Excess Return Index
	Long Futures Contracts

	Soybean	100%

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

18	Invesco Balanced-Risk Allocation Fund

Reference Entity Components–(continued)

Reference Entity	Underlying Components	Percentage

MLCISCE Excess Return Index
	Long Futures Contracts

	Corn	100%

MLCX Natural Gas Annual Excess Return Index
	Long Futures Contracts

	Gas	100%

MLCX6CTE Excess Return Index
	Long Futures Contracts

	Cotton	100%

S&P GSCI Aluminum Dynamic Index Excess Return
	Long Futures Contracts

	Aluminum	100%

RBC Commodity CT01 Excess Return Custom Index
	Long Futures Contracts

	Cotton	100%

RBC Commodity KCE0 Excess Return Custom Index
	Long Futures Contracts

	Copper	100%

RBC Commodity SB01 Excess Return Custom Index
	Long Futures Contracts

	Sugar	100%

RBC Commodity SO01 Excess Return Custom Index
	Long Futures Contracts

	Soybean	100%

Canadian Imperial Bank of Commerce Silver Index
	Long Futures Contracts

	Silver	100%

Canadian Imperial Bank of Commerce Seasonally Enhanced Bean Oil Commodity Index
	Long Futures Contracts

	Bean Oil	100%

Canadian Imperial Bank of Commerce Seasonally Enhanced Cotton Commodity Index
	Long Futures Contracts

	Cotton	100%

Cargill Soybean Oil Index
	Long Futures Contracts

	Soybean Oil	100%

Cargill Wheat Index
	Long Futures Contracts

	Wheat	100%

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

19	Invesco Balanced-Risk Allocation Fund

Reference Entity Components–(continued)

Reference Entity	Underlying Components	Percentage

S&P GSCI Corn Excess Return Index
	Long Futures Contracts

	Corn	100%

S&P GSCI Soybean Oil Excess Return Index
	Long Futures Contracts

	Soybean Oil	100%

J.P. Morgan Contag Beta Gas Oil Excess Return Index
	Long Futures Contracts

	Gas Oil	100%

S&P GSCI Excess return Gold Index
	Long Futures Contracts

	Gold	100%

Abbreviations:

EMU	–European Economic and Monetary Union
EUR	–Euro
EURIBOR	–Euro Interbank Offered Rate
GBP	–British Pound Sterling
JPY	–Japanese Yen
SOFR	–Secured Overnight Financing Rate
SONIA	–Sterling Overnight Index Average
TONAR	–Tokyo Overnight Average Rate
USD	–U.S. Dollar

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

20	Invesco Balanced-Risk Allocation Fund

Consolidated Statement of Assets and Liabilities

October 31, 2023

Assets:
Investments in unaffiliated securities, at value (Cost $470,567,242)	$461,955,171

Investments in affiliated money market funds, at value (Cost $783,707,939)	783,713,829

Other investments:
Swaps receivable – OTC	767,498

Unrealized appreciation on swap agreements – OTC	4,077,747

Deposits with brokers:
Cash collateral – exchange-traded futures contracts	78,495,001

Cash collateral – OTC Derivatives	17,990,076

Foreign currencies, at value (Cost $22,752,135)	22,714,217

Receivable for:
Fund shares sold	311,940

Dividends	3,728,439

Interest	78,222

Investment for trustee deferred compensation and retirement plans	427,356

Other assets	49,552

Total assets	1,374,309,048

Liabilities:
Other investments:
Variation margin payable – futures contracts	1,073

Premiums received on swap agreements – OTC	2

Swaps payable – OTC	1,735,714

Unrealized depreciation on swap agreements–OTC	17,463,655

Payable for:
Fund shares reacquired	2,980,131

Accrued fees to affiliates	759,040

Accrued other operating expenses	122,713

Trustee deferred compensation and retirement plans	466,099

Collateral with broker - OTC Derivatives	351,157

Total liabilities	23,879,584

Net assets applicable to shares outstanding	$1,350,429,464

Net assets consist of:

Shares of beneficial interest	$1,600,936,220

Distributable earnings (loss)	(250,506,756)

$1,350,429,464

Net Assets:

Class A	$706,255,806

Class C	$63,864,494

Class R	$16,479,733

Class Y	$526,412,200

Class R5	$10,333,511

Class R6	$27,083,720

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	87,524,781

Class C	8,583,470

Class R	2,103,473

Class Y	63,439,563

Class R5	1,243,885

Class R6	3,248,427

Class A:
Net asset value per share	$8.07

Maximum offering price per share (Net asset value of $8.07 ÷ 94.50%)	$8.54

Class C:
Net asset value and offering price per share	$7.44

Class R:
Net asset value and offering price per share	$7.83

Class Y:
Net asset value and offering price per share	$8.30

Class R5:
Net asset value and offering price per share	$8.31

Class R6:
Net asset value and offering price per share	$8.34

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

21	Invesco Balanced-Risk Allocation Fund

Consolidated Statement of Operations

For the year ended October 31, 2023

Investment income:
Interest	$24,578,059

Dividends from affiliated money market funds	43,854,617

Total investment income	68,432,676

Expenses:

Advisory fees	14,572,069

Administrative services fees	225,567

Custodian fees	141,814

Distribution fees:
Class A	2,002,054

Class C	843,098

Class R	87,516

Transfer agent fees – A, C, R and Y	2,134,930

Transfer agent fees – R5	11,248

Transfer agent fees – R6	10,661

Trustees’ and officers’ fees and benefits	30,632

Registration and filing fees	125,515

Reports to shareholders	170,173

Professional services fees	81,730

Other	36,636

Total expenses	20,473,643

Less: Fees waived and/or expense offset arrangement(s)	(881,390)

Net expenses	19,592,253

Net investment income	48,840,423

Realized and unrealized gain (loss) from:

Net realized gain (loss) from:
Unaffiliated investment securities	(6,233,134)

Affiliated investment securities	3,247

Foreign currencies	1,500,839

Futures contracts	(85,391,695)

Swap agreements	53,900,845

(36,219,898)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(21,699,191)

Affiliated investment securities	(137)

Foreign currencies	(908,012)

Futures contracts	14,799,180

Swap agreements	(25,031,464)

(32,839,624)

Net realized and unrealized gain (loss)	(69,059,522)

Net increase (decrease) in net assets resulting from operations	$(20,219,099)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

22	Invesco Balanced-Risk Allocation Fund

Consolidated Statement of Changes in Net Assets

For the years ended October 31, 2023 and 2022

	2023	2022

Operations:

Net investment income (loss)	$48,840,423	$(8,703,278)

Net realized gain (loss)	(36,219,898)	(318,819,265)

Change in net unrealized appreciation (depreciation)	(32,839,624)	19,452,689

Net increase (decrease) in net assets resulting from operations	(20,219,099)	(308,069,854)

Distributions to shareholders from distributable earnings:

Class A	–	(225,061,518)

Class C	–	(34,535,946)

Class R	–	(3,731,479)

Class Y	–	(220,623,925)

Class R5	–	(3,417,238)

Class R6	–	(9,736,632)

Total distributions from distributable earnings	–	(497,106,738)

Share transactions–net:

Class A	(133,323,229)	127,096,042

Class C	(34,846,125)	(13,473,598)

Class R	627,422	4,973,468

Class Y	(260,849,730)	85,280,229

Class R5	(2,415,232)	1,621,069

Class R6	(11,141,843)	5,266,488

Net increase (decrease) in net assets resulting from share transactions	(441,948,737)	210,763,698

Net increase (decrease) in net assets	(462,167,836)	(594,412,894)

Net assets:

Beginning of year	1,812,597,300	2,407,010,194

End of year	$1,350,429,464	$1,812,597,300

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

23	Invesco Balanced-Risk Allocation Fund

Consolidated Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income (loss) to average net assets	Portfolio turnover (c)
Class A
Year ended 10/31/23	$ 8.24	$ 0.25	$(0.42)	$(0.17)	$ –	$ –	$ –	$ 8.07	(2.06)%	$ 706,256	1.29%	1.34%	2.95%	17%
Year ended 10/31/22	12.09	(0.04)	(1.29)	(1.33)	(1.43)	(1.09)	(2.52)	8.24	(13.99)	852,412	1.31	1.35	(0.47)	92
Year ended 10/31/21	10.12	(0.15)	2.25	2.10	(0.13)	–	(0.13)	12.09	20.91	1,093,094	1.31	1.33	(1.26)	16
Year ended 10/31/20	11.33	(0.05)	0.01	(0.04)	(0.67)	(0.50)	(1.17)	10.12	(0.55)	831,513	1.24	1.30	(0.53)	81
Year ended 10/31/19	10.21	0.10	1.02	1.12	–	–	–	11.33	10.97	968,345	1.24	1.29	0.95	11
Class C
Year ended 10/31/23	7.66	0.17	(0.39)	(0.22)	–	–	–	7.44	(2.87)	63,864	2.04	2.09	2.20	17
Year ended 10/31/22	11.36	(0.11)	(1.19)	(1.30)	(1.31)	(1.09)	(2.40)	7.66	(14.57)	100,109	2.06	2.10	(1.22)	92
Year ended 10/31/21	9.50	(0.22)	2.12	1.90	(0.04)	–	(0.04)	11.36	20.04	167,794	2.06	2.08	(2.01)	16
Year ended 10/31/20	10.69	(0.12)	0.00	(0.12)	(0.57)	(0.50)	(1.07)	9.50	(1.36)	349,294	1.99	2.05	(1.28)	81
Year ended 10/31/19	9.70	0.02	0.97	0.99	–	–	–	10.69	10.21	527,251	1.99	2.04	0.20	11
Class R
Year ended 10/31/23	8.02	0.22	(0.41)	(0.19)	–	–	–	7.83	(2.37)	16,480	1.54	1.59	2.70	17
Year ended 10/31/22	11.82	(0.07)	(1.25)	(1.32)	(1.39)	(1.09)	(2.48)	8.02	(14.21)	16,270	1.56	1.60	(0.72)	92
Year ended 10/31/21	9.90	(0.17)	2.19	2.02	(0.10)	–	(0.10)	11.82	20.52	17,666	1.56	1.58	(1.51)	16
Year ended 10/31/20	11.10	(0.08)	0.02	(0.06)	(0.64)	(0.50)	(1.14)	9.90	(0.77)	15,202	1.49	1.55	(0.78)	81
Year ended 10/31/19	10.02	0.07	1.01	1.08	–	–	–	11.10	10.78	18,343	1.49	1.54	0.70	11
Class Y
Year ended 10/31/23	8.46	0.28	(0.44)	(0.16)	–	–	–	8.30	(1.89)	526,412	1.04	1.09	3.20	17
Year ended 10/31/22	12.34	(0.02)	(1.31)	(1.33)	(1.46)	(1.09)	(2.55)	8.46	(13.66)	792,547	1.06	1.10	(0.22)	92
Year ended 10/31/21	10.33	(0.12)	2.29	2.17	(0.16)	–	(0.16)	12.34	21.18	1,062,698	1.06	1.08	(1.01)	16
Year ended 10/31/20	11.55	(0.03)	0.01	(0.02)	(0.70)	(0.50)	(1.20)	10.33	(0.34)	1,000,148	0.99	1.05	(0.28)	81
Year ended 10/31/19	10.37	0.13	1.05	1.18	–	–	–	11.55	11.38	1,431,442	0.99	1.04	1.20	11
Class R5
Year ended 10/31/23	8.46	0.28	(0.43)	(0.15)	–	–	–	8.31	(1.77)	10,334	0.99	1.04	3.25	17
Year ended 10/31/22	12.35	(0.02)	(1.31)	(1.33)	(1.47)	(1.09)	(2.56)	8.46	(13.72)	12,874	1.04	1.08	(0.20)	92
Year ended 10/31/21	10.34	(0.12)	2.30	2.18	(0.17)	–	(0.17)	12.35	21.22	16,750	1.02	1.04	(0.97)	16
Year ended 10/31/20	11.56	(0.03)	0.02	(0.01)	(0.71)	(0.50)	(1.21)	10.34	(0.26)	15,707	0.94	1.00	(0.23)	81
Year ended 10/31/19	10.38	0.14	1.04	1.18	–	–	–	11.56	11.37	45,497	0.92	0.97	1.27	11
Class R6
Year ended 10/31/23	8.49	0.29	(0.44)	(0.15)	–	–	–	8.34	(1.77)	27,084	0.93	0.98	3.31	17
Year ended 10/31/22	12.38	(0.01)	(1.32)	(1.33)	(1.47)	(1.09)	(2.56)	8.49	(13.62)	38,385	0.97	1.01	(0.13)	92
Year ended 10/31/21	10.37	(0.11)	2.30	2.19	(0.18)	–	(0.18)	12.38	21.26	49,008	0.95	0.97	(0.90)	16
Year ended 10/31/20	11.59	(0.02)	0.02	0.00	(0.72)	(0.50)	(1.22)	10.37	(0.21)	159,353	0.86	0.92	(0.15)	81
Year ended 10/31/19	10.40	0.15	1.04	1.19	–	–	–	11.59	11.44	255,753	0.87	0.92	1.32	11

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

24	Invesco Balanced-Risk Allocation Fund

Notes to Consolidated Financial Statements

October 31, 2023

NOTE 1–Significant Accounting Policies

Invesco Balanced-Risk Allocation Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these consolidated financial statements pertains only to the Fund and the Invesco Cayman Commodity Fund I Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund will seek to gain exposure to the commodity markets primarily through investments in the Subsidiary. The Subsidiary was organized by the Fund to invest in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Fund may invest up to 25% of its total assets in the Subsidiary.

The Fund’s investment objective is to provide total return with a low to moderate correlation to traditional financial market indices.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the

25	Invesco Balanced-Risk Allocation Fund

inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Consolidated Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Consolidated Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the consolidated financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The financial statements are prepared on a consolidated basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. The accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. All inter-company accounts and transactions have been eliminated in consolidation.

In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust, and under the Subsidiary’s organizational documents, the directors and officers of the Subsidiary, are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund and/or the Subsidiary, respectively. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Structured Securities – The Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of underlying securities, currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most structured securities are fixed-income securities that have maturities of three years or less. Structured securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument.

Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instruments. In addition to the credit risk of structured securities and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Changes in the daily

26	Invesco Balanced-Risk Allocation Fund

value of structured securities are recorded as unrealized gains (losses) in the Consolidated Statement of Operations. When the structured securities mature or are sold, the Fund recognizes a realized gain (loss) on the Consolidated Statement of Operations.

J.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Consolidated Statement of Operations.

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.

L.

Futures Contracts – The Fund may enter into futures contracts to equitize the Fund’s cash holdings or to manage exposure to interest rate, equity, commodity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying instrument or asset. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.

M.

Put Options Purchased – The Fund may purchase put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. Realized and unrealized gains and losses on put options purchased are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

N.

Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency, commodity or credit risk. Such transactions are agreements between Counterparties. These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s net asset value (“NAV”) per share over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

A total return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income generated and capital gains, if any. The unrealized appreciation (depreciation) on total return swaps includes dividends on the underlying securities and financing rate payable from the Counterparty. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

27	Invesco Balanced-Risk Allocation Fund

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. Cash held as collateral is recorded as deposits with brokers on the Consolidated Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations, which could result in the Fund accruing additional expenses. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) includes credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the Counterparty. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

O.

LIBOR Transition Risk – The Fund may have investments in financial instruments that utilize the London Interbank Offered Rate (“LIBOR”) as the reference or benchmark rate for variable interest rate calculations. LIBOR was intended to measure the rate generally at which banks can lend and borrow from one another in the relevant currency on an unsecured basis. The UK Financial Conduct Authority (“FCA”), the regulator that oversees LIBOR, announced that the majority of LIBOR rates would cease to be published or would no longer be representative on January 1, 2022. The publication of most LIBOR rates ceased at the end of 2021, and the remaining USD LIBOR rates ceased to be published after June 2023. The FCA will permit the use of synthetic USD LIBOR rates for non-U.S. contracts for a limited period of time after June 30, 2023, but any such rates would be considered non-representative of the underlying market.

There remains uncertainty and risks relating to the continuing LIBOR transition and its effects on the Fund and the instruments in which the Fund invests. There can be no assurance that the composition or characteristics of any alternative reference rates (“ARRs”) or financial instruments in which the Fund invests that utilize ARRs will be similar to or produce the same value or economic equivalence as LIBOR or that these instruments will have the same volume or liquidity. Additionally, there remains uncertainty and risks relating to certain “legacy” USD LIBOR instruments that were issued or entered into before December 31, 2021 and the process by which a replacement interest rate will be identified and implemented into these instruments when USD LIBOR is ultimately discontinued. On December 16, 2022, the Federal Reserve Board adopted regulations implementing the Adjustable Interest Rate Act. The regulations provide a statutory fallback mechanism to replace LIBOR, by identifying benchmark rates based on the Secured Overnight Financing Rate (“SOFR”) that replaced LIBOR in certain financial contracts after June 30, 2023. These regulations apply only to contracts governed by U.S. law, among other limitations. The Funds may have instruments linked to other interbank offered rates that may also cease to be published in the future. The effects of such uncertainty and risks in “legacy” USD LIBOR instruments held by the Fund could result in losses to the Fund.

P.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

Q.

Other Risks – The Fund will seek to gain exposure to commodity markets primarily through an investment in the Subsidiary and through investments in commodity futures and swaps, commodity related exchange-traded funds and exchange-traded notes and commodity linked notes, some or all of which will be owned through the Subsidiary. The Subsidiary, unlike the Fund, may invest without limitation in commodities, commodity-linked derivatives and other securities, such as exchange-traded and commodity-linked notes, that may provide leveraged and non-leveraged exposure to commodity markets. The Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.

Increases in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal redemptions by shareholders, which could potentially increase the Fund’s portfolio turnover rate and transaction costs.

Policy changes by the U.S. government or its regulatory agencies and political events within the U.S. and abroad may, among other things, affect investor and consumer confidence and increase volatility in the financial markets, perhaps suddenly and to a significant degree, which may adversely impact the Fund’s operations, universe of potential investment options, and return potential.

In addition to risks associated with the underlying commodities, investments in commodity-linked notes may be subject to additional risks, such as non-payment of interest and loss of principal, counterparty risk, lack of a secondary market and risk of greater volatility than traditional equity and debt securities. The value of the commodity-linked notes the Fund buys may fluctuate significantly because the values of the underlying investments to which they are linked are themselves volatile. Additionally, certain commodity-linked notes employ “economic” leverage by requiring payment by the issuer of an amount that is a multiple of the price increase or decrease of the underlying commodity, commodity index, or other economic variable. Such economic leverage will increase the volatility of the value of these commodity-linked notes and the Fund to the extent it invests in such notes.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser less the amount paid by the Subsidiary to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $250 million	0.950%

Next $250 million	0.925%

Next $500 million	0.900%

Next $1.5 billion	0.875%

Next $2.5 billion	0.850%

Next $2.5 billion	0.825%

Next $2.5 billion	0.800%

Over $10 billion	0.775%

  For the year ended October 31, 2023, the effective advisory fee rate incurred by the Fund was 0.90%.

28	Invesco Balanced-Risk Allocation Fund

The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays an advisory fee to the Adviser based on the annual rate of the Subsidiary’s average daily net assets as set forth in the table above.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Effective July 1, 2023, the Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the “boundary limits”). Prior to July 1, 2023, the same boundary limits were in effect with an expiration date of June 30, 2023. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of the Fund directly, but are fees and expenses, including management fees, of the investment companies in which the Fund invests. As a result, the total annual fund operating expenses after fee waiver and/or expense reimbursement may exceed the boundary limits above. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.

Further, the Adviser has contractually agreed, through at least June 30, 2025, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2023, the Adviser waived advisory fees of $858,851.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2023, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2023, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2023, expenses incurred under the Plans are shown in the Consolidated Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2023, IDI advised the Fund that IDI retained $66,086 in front-end sales commissions from the sale of Class A shares and $68 and $4,049 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

29	Invesco Balanced-Risk Allocation Fund

	Level 1	Level 2	Level 3	Total

Investments in Securities

U.S. Treasury Securities	$–	$392,356,635	$–	$392,356,635

Commodity-Linked Securities	–	53,065,590	–	53,065,590

Money Market Funds	783,713,829	–	–	783,713,829

Options Purchased	16,532,946	–	–	16,532,946

Total Investments in Securities	800,246,775	445,422,225	–	1,245,669,000

Other Investments - Assets*

Futures Contracts	5,722,586	–	–	5,722,586

Swap Agreements	–	4,077,747	–	4,077,747

	5,722,586	4,077,747	–	9,800,333

Other Investments - Liabilities*

Futures Contracts	(40,602,419)	–	–	(40,602,419)

Swap Agreements	–	(17,463,655)	–	(17,463,655)

	(40,602,419)	(17,463,655)	–	(58,066,074)

Total Other Investments	(34,879,833)	(13,385,908)	–	(48,265,741)

Total Investments	$765,366,942	$432,036,317	$–	$1,197,403,259

*	Unrealized appreciation (depreciation).

NOTE 4–Derivative Investments

The Fund may enter into an ISDA Master Agreement under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Consolidated Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2023:

		Value
Derivative Assets		Commodity Risk	Equity Risk	Total

Unrealized appreciation on futures contracts – Exchange-Traded(a)		$5,722,586	$–	$5,722,586

Unrealized appreciation on swap agreements – OTC		4,077,747	–	4,077,747

Options purchased, at value – Exchange-Traded(b)		–	16,532,946	16,532,946

Total Derivative Assets		9,800,333	16,532,946	26,333,279

Derivatives not subject to master netting agreements		(5,722,586)	(16,532,946)	(22,255,532)

Total Derivative Assets subject to master netting agreements		$4,077,747	$–	$4,077,747

	Value
Derivative Liabilities	Commodity Risk	Equity Risk	Interest Rate Risk	Total

Unrealized depreciation on futures contracts – Exchange-Traded(a)	$(2,124,898)	$(19,306,799)	$(19,170,722)	$(40,602,419)

Unrealized depreciation on swap agreements – OTC	(3,037,092)	(14,426,563)	–	(17,463,655)

Total Derivative Liabilities	(5,161,990)	(33,733,362)	(19,170,722)	(58,066,074)

Derivatives not subject to master netting agreements	2,124,898	19,306,799	19,170,722	40,602,419

Total Derivative Liabilities subject to master netting agreements	$(3,037,092)	$(14,426,563)	$–	$(17,463,655)

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Consolidated Statement of Assets and Liabilities.
(b)	Options purchased, at value as reported in the Consolidated Schedule of Investments.

30	Invesco Balanced-Risk Allocation Fund

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of October 31, 2023.

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Swap Agreements	Swap Agreements	Net Value of Derivatives	Non-Cash	Cash	Net Amount(a)

Fund

BNP Paribas S.A.	$ 8,540	$ (4,852,737)	$ (4,844,197)	$–	$4,844,197	$ –

Citibank, N.A.	5,543	(1,984,050)	(1,978,507)	–	1,978,507	–

Goldman Sachs International	–	(524,897)	(524,897)	–	524,897	–

J.P. Morgan Chase Bank, N.A.	–	(6,995,334)	(6,995,334)	–	6,470,000	(525,334)

Merrill Lynch International	–	(858,088)	(858,088)	–	830,000	(28,088)

Subtotal - Fund	14,083	(15,215,106)	(15,201,023)	–	14,647,601	(553,422)

Subsidary
Barclays Bank PLC	697,990	(1,200)	696,790	–	(696,790)	–

Canadian Imperial Bank of Commerce	1,482,976	(613,703)	869,273	–	(869,273)	–

Cargill, Inc.	1,009,952	(695,501)	314,451	–	(290,000)	24,451

Goldman Sachs International	233,186	(416,865)	(183,679)	–	–	(183,679)

J.P. Morgan Chase Bank, N.A.	–	(1,323,883)	(1,323,883)	–	1,323,883	–

Macquarie Bank Ltd.	145,879	(992)	144,887	–	(50,000)	94,887

Merrill Lynch International	385,590	(347,036)	38,554	–	–	38,554

Morgan Stanley and Co. International PLC	507,764	(2,036)	505,728	–	(505,728)	–

Royal Bank of Canada	367,825	(583,047)	(215,222)	–	–	(215,222)

Subtotal - Subsidary	4,831,162	(3,984,263)	846,899	–	(1,087,908)	(241,009)

Total	$4,845,245	$(19,199,369)	$(14,354,124)	$–	$13,559,693	$(794,431)

(a)	The Fund and the Subsidiary are recognized as separate legal entities and as such are subject to separate netting arrangements with the Counterparty.

Effect of Derivative Investments for the year ended October 31, 2023

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Consolidated Statement of Operations
	Commodity Risk	Equity Risk	Interest Rate Risk	Total

Realized Gain (Loss):
Futures contracts	$(11,963,558)	$12,921,106	$(86,349,243)	$(85,391,695)

Options purchased(a)	-	(14,318,276)	-	(14,318,276)

Swap agreements	-	53,408,225	492,620	53,900,845

Change in Net Unrealized Appreciation (Depreciation):
Futures contracts	537,730	(10,657,872)	24,919,322	14,799,180

Options purchased(a)	-	(8,318,120)	-	(8,318,120)

Swap agreements	1,158,757	(26,190,221)	-	(25,031,464)

Total	$(10,267,071)	$6,844,842	$(60,937,301)	$(64,359,530)

(a)	Options purchased, at value as reported in the Consolidated Schedule of Investments.

    The table below summarizes the average notional value of derivatives held during the period.

	Futures Contracts	Index Options Purchased	Swap Agreements

Average notional value	$1,400,282,076	$300,944,253	$738,797,658

Average contracts	–	3,206	–

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2023, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $22,539.

31	Invesco Balanced-Risk Allocation Fund

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2023 and 2022:

	2023	2022

Ordinary income*	$–	$428,299,995

Long-term capital gain	–	68,806,743

Total distributions	$–	$497,106,738

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2023

Undistributed ordinary income	$30,586,985

Net unrealized appreciation (depreciation) – investments	(28,161,941)

Net unrealized appreciation (depreciation) – foreign currencies	(169,282)

Temporary book/tax differences	(349,938)

Capital loss carryforward	(252,412,580)

Shares of beneficial interest	1,600,936,220

Total net assets	$1,350,429,464

    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to derivative instruments and Subsidiary differences.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund has a capital loss carryforward as of October 31, 2023, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$108,913,959	$143,498,621	$252,412,580

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2023 was $140,123,516 and $74,573,199, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$12,925,617

Aggregate unrealized (depreciation) of investments	(41,087,558)

Net unrealized appreciation (depreciation) of investments	$(28,161,941)

    Cost of investments for tax purposes is $1,225,565,198.

32	Invesco Balanced-Risk Allocation Fund

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, income from the Subsidiary and derivative instruments, on October 31, 2023, undistributed net investment income was increased by $6,810,366 and undistributed net realized gain (loss) was decreased by $6,810,366. This reclassification had no effect on the net assets or the distributable earnings (loss) of the Fund.

NOTE 11–Share Information

	Summary of Share Activity

	Year ended October 31, 2023(a)		Year ended October 31, 2022
	Shares	Amount	Shares	Amount

Sold:
Class A	3,995,391	$33,583,122	7,675,989	$73,144,192

Class C	1,077,277	8,363,967	1,764,890	15,574,741

Class R	511,999	4,183,153	512,017	4,634,315

Class Y	7,383,616	63,713,825	23,303,511	228,108,540

Class R5	64,616	557,952	98,801	961,133

Class R6	1,085,780	9,334,383	862,016	8,179,105

Issued as reinvestment of dividends:
Class A	-	-	21,402,812	205,895,058

Class C	-	-	3,455,498	31,099,481

Class R	-	-	393,370	3,693,741

Class Y	-	-	17,644,226	173,795,631

Class R5	-	-	330,794	3,258,322

Class R6	-	-	854,002	8,437,540

Automatic conversion of Class C shares to Class A shares:
Class A	2,620,062	21,971,585	3,448,280	31,918,195

Class C	(2,831,170)	(21,971,585)	(3,697,763)	(31,918,195)

Reacquired:
Class A	(22,506,936)	(188,877,936)	(19,509,831)	(183,861,403)

Class C	(2,736,395)	(21,238,507)	(3,218,052)	(28,229,625)

Class R	(436,374)	(3,555,731)	(371,925)	(3,354,588)

Class Y	(37,680,656)	(324,563,555)	(33,306,794)	(316,623,942)

Class R5	(342,247)	(2,973,184)	(263,981)	(2,598,386)

Class R6	(2,360,155)	(20,476,226)	(1,150,430)	(11,350,157)

Net increase (decrease) in share activity	(52,155,192)	$(441,948,737)	20,227,430	$210,763,698

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 57% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

33	Invesco Balanced-Risk Allocation Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco Balanced-Risk Allocation Fund

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Invesco Balanced-Risk Allocation Fund and its subsidiary (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), referred to hereafter as the “Fund”) as of October 31, 2023, the related consolidated statement of operations for the year ended October 31, 2023, the consolidated statement of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the consolidated financial highlights for each of the five years in the period ended October 31, 2023 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2023 and the financial highlights for each of the five years in the period ended October 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

December 21, 2023

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

34	Invesco Balanced-Risk Allocation Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2023 through October 31, 2023.

    In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which the Fund invests. The amount of fees and expenses incurred indirectly by the Fund will vary because the underlying funds have varied expenses and fee levels and the Fund may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the underlying funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly are included in the Fund’s total return.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)

	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/23)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$953.90	$6.30	$1,018.75	$6.51	1.28%
Class C	1,000.00	950.20	9.98	1,014.97	10.31	2.03
Class R	1,000.00	951.40	7.53	1,017.49	7.78	1.53
Class Y	1,000.00	955.10	5.08	1,020.01	5.24	1.03
Class R5	1,000.00	955.20	4.88	1,020.21	5.04	0.99
Class R6	1,000.00	955.30	4.63	1,020.47	4.79	0.94

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2023 through October 31, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

35	Invesco Balanced-Risk Allocation Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 13, 2023, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Balanced-Risk Allocation Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2023. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees, that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the annual review process for the Invesco Funds’ investment advisory and sub-advisory contracts. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

    As part of the contract renewal process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior

Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 2, 2023 and June 13, 2023, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel. Also, as part of the contract renewal process, the independent Trustees reviewed and considered information provided in response to follow-up requests for information submitted by the independent Trustees to management. The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer.

    The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 13, 2023.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board considered recent senior management changes at Invesco and Invesco Advisers, including the appointment of new Co-Heads of Investments, that had been presented to and discussed with the Board. The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology used to manage such risks. The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

    The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

    The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2022 to the performance of funds in the Broadridge performance universe and against the Custom Invesco Balanced-Risk Allocation Style Index (Index). The Board noted that performance of Class A shares of the Fund was in the fourth quintile of its performance universe for the one year period and the third quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of

36	Invesco Balanced-Risk Allocation Fund

the Fund was reasonably comparable to the performance of the Index for the one year period and below the performance of the Index for the three and five year periods. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was above the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund-by-fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that the Fund’s actual management fees were in the fifth quintile of its expense group, and discussed with management reasons for such relative actual management fees. As previously noted, the independent Trustees reviewed and considered information provided in response to follow-up requests for information submitted by the independent Trustees to management, including with respect to the Fund’s unique, differentiated strategy relative to peers. The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer, and subsequently with representatives of management.

    The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

    The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations. Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.

    The Board also compared the Fund’s effective advisory fee rate (defined for this purpose as the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other similarly managed third-party mutual funds advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2022.

    The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board acknowledged the difficulty in calculating and measuring economies of scale at the individual fund level; noting that only indicative and estimated measures are available at the individual fund level and that such measures are subject to uncertainty. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually. The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits realized as to that Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts. The Board noted the cyclical and competitive nature of the global asset management industry.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

    The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

    The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

    The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the

37	Invesco Balanced-Risk Allocation Fund

SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.

    The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

38	Invesco Balanced-Risk Allocation Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2023:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

39	Invesco Balanced-Risk Allocation Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Chairman Emeritus, Invesco Ltd.; Trustee and Vice Chair, The Invesco Funds; and Member of Executive Board, SMU Cox School of Business

Formerly: Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Vice Chair, Investment Company Institute; Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			169	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Balanced-Risk Allocation Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown - 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	169

Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit)

Formerly: President and Director

Director of Grahamtastic Connection (non-profit)

Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	169	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones - 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	169	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Boad Member, First Financial Bankshares, Inc. Texas
Elizabeth Krentzman - 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			169	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	169	Blue Hills Bank; Member and Chairman, Bentley University, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis - 1950 Trustee	2001	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	169	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco Balanced-Risk Allocation Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			169	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	169	None
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver - Daniels College of Business; and Managing Partner, KPMG LLP	169	None
Daniel S. Vandivort - 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	169	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

T-3	Invesco Balanced-Risk Allocation Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Glenn Brightman - 1972 President and Principal Executive Officer	2023

Chief Operating Officer, Americas, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds.

Formerly: Global Head of Finance, Invesco Ltd; Executive Vice President and Chief Financial Officer, Nuveen

			N/A	N/A
Melanie Ringold - 1975 Senior Vice President, Chief Legal Officer and Secretary	2023

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI SteelPath, Inc.; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Assistant Secretary, Invesco Distributors, Inc., Invesco Advisers, Inc., Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Chief Executive Officer, President and Executive Director, Invesco Ltd.; Senior Vice President, Invesco Group Services, Inc.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds and Trustee, Invesco Foundation, Inc.

Formerly: Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco Balanced-Risk Allocation Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Tony Wong - 1973 Senior Vice President	2023

Senior Managing Director, Invesco Ltd.; Director, Chairman, Chief Executive Officer and President, Invesco Advisers, Inc.; Director and Chairman, Invesco Private Capital, Inc., INVESCO Private Capital Investments, Inc. and INVESCO Realty, Inc.; Director, Invesco Senior Secured Management, Inc.; President, Invesco Managed Accounts, LLC and SNW Asset Management Corporation; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds; and Vice President, Invesco Advisers, Inc.

			N/A	N/A
Stephanie C. Butcher - 1971 Senior Vice President	2023	Senior Managing Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; Director and Chief Executive Officer, Invesco Asset Management Limited	N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Senior Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Senior Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President, The Invesco Funds; Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5	Invesco Balanced-Risk Allocation Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. - 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza Houston, TX 77046-1173	Invesco Advisers, Inc. 1331 Spring Street, NW, Suite 2500 Atlanta, GA 30309	Invesco Distributors, Inc. 11 Greenway Plaza Houston, TX 77046-1173	PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Sidley Austin LLP 787 Seventh Avenue New York, NY 10019	Invesco Investment Services, Inc. 11 Greenway Plaza Houston, TX 77046-1173	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-6	Invesco Balanced-Risk Allocation Fund

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Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05426 and 033-19338	Invesco Distributors, Inc.	IBRA-AR-1

Annual Report to Shareholders	October 31, 2023

Invesco Balanced-Risk Commodity Strategy Fund

Nasdaq:

A: BRCAX ∎ C: BRCCX ∎ R: BRCRX ∎ Y: BRCYX ∎ R5: BRCNX ∎ R6: IBRFX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

8	Consolidated Schedule of Investments

15	Consolidated Financial Statements

18	Consolidated Financial Highlights

19	Notes to Consolidated Financial Statements

27	Report of Independent Registered Public Accounting Firm

28	Fund Expenses

29	Approval of Investment Advisory and Sub-Advisory Contracts

32	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2023, Class A shares of Invesco Balanced-Risk Commodity Strategy Fund (the Fund), at net asset value (NAV), outperformed the Bloomberg Commodity Index, the Fund’s broad market/style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/22 to 10/31/23, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	1.91%
Class C Shares	1.22
Class R Shares	1.85
Class Y Shares	2.25
Class R5 Shares	2.23
Class R6 Shares	2.27
Bloomberg Commodity Index▼ (Broad Market/Style-Specific Index)	-2.97

Source(s): ▼RIMES Technologies Corp.

Market conditions and your Fund

For the fiscal year ended October 31, 2023, the Fund at NAV reported positive absolute performance due to favorable positioning in agriculture, industrial metals and precious metals. Precious metals were the largest contributor to results, with gold outperforming silver, despite concerns about higher-for-longer interest rates as the yield on the 10-year Treasury increased to levels last seen in 2007, while the US dollar surged in response. Agriculture performance seesawed back and forth through the fiscal year but posted positive performance on aggregate due to gains in the soy complex (excluding soybean oil), cotton and sugar. Industrial metals provided a minor contribution to results as gains in copper countered losses in aluminum, which fell due to uncertainty over future Chinese production. Energy was the largest detractor at the sub-complex level, with unleaded gas, heating oil and gasoil providing the sole contributions. With that background in mind, the Fund invests with a strategic long bias in four commodity complexes — agriculture, energy, industrial metals and precious metals — and then makes tactical adjustments on a monthly basis to try and take advantage of short-term market dynamics. The Fund’s ability to tactically adjust its exposure to assets detracted from performance over the fiscal year as gains from an underweight position in natural gas and wheat and an overweight position in sugar were not enough to offset losses from positioning across the rest of the commodity assets. Overall, the Fund outperformed the Bloomberg Commodity Index, primarily due to a strategic underweight to energy and, in particular, natural gas, as well as the Fund’s strategic positioning in agriculture, industrial metals and precious metals.

    The Fund’s strategic positioning in energy was the largest detractor from absolute performance, led by natural gas and oil. Energy prices plunged in the first half of 2023, largely due to recession concerns, a disappointing recovery of the Chinese economy and global central banks’ maintaining an aggressive stance on interest rates. However, energy commodities started to rally in July 2023 as Saudi Arabia and Russia remained committed to their supply cuts, extending them through the end of 2023, and demand from several non-traditional consuming regions and China fared better than expected. Tactical positioning in energy detracted due to ill-timed overweight positions negating the positive results from an underweight position in natural gas.

    The Fund’s strategic exposure to industrial metals provided a small gain mainly due to an overweight to copper and lack of strategic exposure to nickel and zinc. After prices skyrocketed from November 2022 through January 2023 due to growing optimism for a strong Chinese reopening and expectations for a moderation in Fed rate hikes, the sub-complex retreated sharply for the remainder of the fiscal year. The downtrend did, however, slow in the last two months of the fiscal year due to emerging signs of recovery in China and ongoing US economic resilience. Tactical positioning slightly detracted mainly due to an underweight position in aluminum during the first half of the fiscal year.

    The Fund’s strategic positioning in agriculture contributed to overall results as positive returns within the soy complex, cotton and sugar countered losses in grains and livestock. Front month sugar and cocoa prices both gained nearly 80% – Indian export uncertainty and adverse weather in Brazil and Thailand raised supply risks for sugar. The year-to-date return dispersion between soft commodities and grains is dramatic, with sugar hitting a 12-year high. Sugar continues to pad its lead as the top-performing commodity in our universe year-to-date, as El Niño is also making its mark in India and Thailand, which has disrupted harvests and therefore supply. On the other side of the ledger, wheat was heavily pressured, down over 30% for the fiscal year. Slumping prices of wheat result from a second consecutive year of bumper crops in Russia that have driven prices back to 2021 levels and in the process removed all the premium that arose after the country’s invasion of Ukraine. Importantly, lower grain prices have helped slow the increase in food inflation; however, El Niño may be in the process of turning its sights on wheat, and that could negatively impact production given reports of drier weather in key growing regions including Russia, Europe and Australia. This left US grains largely uncompetitive in global markets. Tactical agriculture exposure provided gains due to a net short in lean hogs over most of the fiscal year, along with an overweight to sugar and underweight to wheat.

    The Fund’s strategic exposure to precious metals was the top contributor to overall results, with gold outperforming silver. The sub-complex was supported to end 2022 on expectations that the Fed would soon dial back its aggressive rate hikes. Then both gold and silver spiked in response to the collapse of Silicon Valley Bank in March 2023 and US debt ceiling default fears in late April, causing investors to flock to safe havens like gold. While gold prices faced downward pressure between May 2023 and September 2023 on a more hawkish-than-expected Fed, rising geopolitical tensions from the Israel-Gaza conflict in October 2023 renewed demand for safe havens. Strong central bank demand for gold also maintained a soft floor for the sub-complex during the fiscal year. Tactical precious metals detracted due to underweights to gold and silver, as the sub-complex continues to trade in a choppy pattern.

    Please note that our strategy is principally implemented with derivative instruments that include futures, total return swaps and commodity-linked notes. Therefore, all or most of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    Thank you for your continued investment in Invesco Balanced-Risk Commodity Strategy Fund.

2	Invesco Balanced-Risk Commodity Strategy Fund

Portfolio manager(s):

Mark Ahnrud

Chris Devine

Scott Hixon

Christian Ulrich

Scott Wolle

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco Balanced-Risk Commodity Strategy Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 10/31/13

1  Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco Balanced-Risk Commodity Strategy Fund

Average Annual Total Returns
As of 10/31/23, including maximum applicable sales charges

Class A Shares
Inception (11/30/10)	-1.12%
10 Years	-0.60
5 Years	5.04
1 Year	-3.65

Class C Shares
Inception (11/30/10)	-1.15%
10 Years	-0.63
5 Years	5.46
1 Year	0.30

Class R Shares
Inception (11/30/10)	-0.90%
10 Years	-0.26
5 Years	6.03
1 Year	1.85

Class Y Shares
Inception (11/30/10)	-0.42%
10 Years	0.22
5 Years	6.49
1 Year	2.25

Class R5 Shares
Inception (11/30/10)	-0.38%
10 Years	0.27
5 Years	6.53
1 Year	2.23

Class R6 Shares
Inception (9/24/12)	-1.32%
10 Years	0.31
5 Years	6.54
1 Year	2.27

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco Balanced-Risk Commodity Strategy Fund

Supplemental Information

Invesco Balanced-Risk Commodity Strategy Fund’s investment objective is to provide total return.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2023, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The Bloomberg Commodity Index is an unmanaged index designed to be a highly liquid and diversified benchmark for the commodity futures market.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco Balanced-Risk Commodity Strategy Fund

Fund Information

Target Risk Contribution and Notional Asset Weights as of October 31, 2023

	Target	Notional
	Risk	Asset
Asset Class	Contribution*	Weights**

Agriculture	22.88%	27.60%

Energy	53.08	33.21

Industrial Metals	15.87	18.81

Precious Metals	8.17	16.40

Total	100.00%	96.02%

*

Reflects the risk that each asset class is expected to contribute to the overall risk of the Fund as measured by standard deviation and estimates of risk based on historical data. Standard deviation measures the annualized fluctuations (volatility) of monthly returns.

**

Proprietary models determine the Notional Asset Weights necessary to achieve the Target Risk Contributions. Total Notional Asset Weight greater than 100% is achieved through derivatives and other instruments that create leverage.

7	Invesco Balanced-Risk Commodity Strategy Fund

Consolidated Schedule of Investments

October 31, 2023

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

U.S. Treasury Securities–23.81%
U.S. Treasury Floating Rate Notes–23.81%
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate - 0.02%)(a)	5.39%	01/31/2024	$58,700	$58,705,384

U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate - 0.08%)(a)	5.32%	04/30/2024	74,500	74,487,585

U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.04%)(a)	5.45%	07/31/2024	59,200	59,217,908

Total U.S. Treasury Securities (Cost $192,399,966)				192,410,877

		Expiration
		Date
Commodity-Linked Securities–12.43%
Barclays Bank PLC (United Kingdom), U.S. Federal Funds Effective Rate minus 0.06% (linked to the Barclays Gold Nearby Total Return Index, multiplied by 2.5)(b)(c)		01/08/2024	14,700	17,246,927

Citigroup, Inc., 1 month SOFR plus 0.04% (linked to the S&P GSCI Gold Excess Return Index, multiplied by 2.5)(b)(c)		11/30/2023	33,500	45,264,306

Royal Bank of Canada (Canada), (linked to RBC Enhanced Copper 2x Index, multiplied by 2)(b)(c)		09/03/2024	15,500	13,506,862

Societe Generale S.A. (France), U.S. Federal Funds Effective Rate minus 0.02% (linked to the Societe Generale Soybean Meal Index, multiplied by 2)(b)(c)		01/31/2024	22,000	24,375,754

Total Commodity-Linked Securities (Cost $85,700,000)				100,393,849

			Shares
Money Market Funds–62.38%
Invesco Government & Agency Portfolio, Institutional Class, 5.27%(d)(e)			116,900,583	116,900,583

Invesco Liquid Assets Portfolio, Institutional Class, 5.40%(d)(e)			82,510,857	82,535,610

Invesco Liquidity Funds PLC, Invesco US Dollar Liquidity Portfolio (Ireland), Agency Class, 5.45%(d)(e)			171,052,283	171,052,283

Invesco Treasury Portfolio, Institutional Class, 5.27%(d)(e)			133,600,667	133,600,667

Total Money Market Funds (Cost $504,051,196)				504,089,143

TOTAL INVESTMENTS IN SECURITIES–98.62% (Cost $782,151,162)				796,893,869

OTHER ASSETS LESS LIABILITIES–1.38%				11,151,268

NET ASSETS–100.00%				$808,045,137

Investment Abbreviations:

SOFR – Secured Overnight Financing Rate

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

8	Invesco Balanced-Risk Commodity Strategy Fund

Notes to Consolidated Schedule of Investments:

(a)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on October 31, 2023.
(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2023 was $100,393,849, which represented 12.42% of the Fund’s Net Assets.

(c)	The Reference Entity Components table below includes additional information regarding the underlying components of certain reference entities that are not publicly available.
(d)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2023.

	Value October 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value October 31, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$161,006,414	$169,907,175	$(214,013,006)	$-	$-	$116,900,583	$5,524,279
Invesco Liquid Assets Portfolio, Institutional Class	114,029,407	121,362,267	(152,866,432)	(7,621)	17,989	82,535,610	4,005,411
Invesco Liquidity Funds PLC, Invesco US Dollar Liquidity Portfolio, Agency Class	-	738,185,578	(567,133,295)	-	-	171,052,283	5,967,884
Invesco Liquidity Funds PLC, Invesco US Dollar Liquidity Portfolio, Institutional Class	209,004,299	195,987,966	(404,992,265)	-	-	-	1,484,240
Invesco Treasury Portfolio, Institutional Class	184,007,331	194,179,628	(244,586,292)	-	-	133,600,667	6,307,320
Total	$668,047,451	$1,419,622,614	$(1,583,591,290)	$(7,621)	$17,989	$504,089,143	$23,289,134

(e)	The rate shown is the 7-day SEC standardized yield as of October 31, 2023.

Open Futures Contracts(a)

Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)

Commodity Risk

Coffee ’C’	165	December-2023	$10,351,687	$1,114,477	$1,114,477

Corn	341	December-2023	8,162,688	(502,944)	(502,944)

Cotton No. 2	272	December-2023	11,045,920	(892,506)	(892,506)

Soybean	722	July-2024	48,590,600	594,873	594,873

Wheat	105	December-2023	2,920,313	1,977	1,977

Total Futures Contracts				$315,877	$ 315,877

(a)	Futures contracts collateralized by $8,325,000 cash held with Goldman Sachs International, the futures commission merchant.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

9	Invesco Balanced-Risk Commodity Strategy Fund

Open Over-The-Counter Total Return Swap Agreements(a)(b)

Counterparty	Pay/ Receive	Reference Entity(c)	Fixed Rate	Payment Frequency	Number of Contracts	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)

Commodity Risk

Barclays Bank PLC	Receive	Barclays Soybeans Seasonal Index Excess Return	0.19%	Monthly	12,700	February–2024	USD	5,126,714	$–	$29,689	$ 29,689

Canadian Imperial Bank of Commerce	Receive	Canadian Imperial Bank of Commerce Dynamic Roll LME Copper Excess Return Index 2	0.27	Monthly	109,500	February–2024	USD	10,817,790	–	100,926	100,926

Cargill, Inc.	Receive	Cargill Single Commodity Index	0.41	Monthly	106,100	June–2024	USD	39,505,847	–	517,099	517,099

Goldman Sachs International	Receive	S&P GSCI Soybean Meal Excess Return Index	0.32	Monthly	9,670	June–2024	USD	12,234,378	–	1,842,009	1,842,009

Macquarie Bank Ltd.	Pay	Macquarie Single Commodity Nickel type A Excess Return Index	0.17	Monthly	71,500	March–2024	USD	7,957,771	–	87,831	87,831

Macquarie Bank Ltd.	Receive	Macquarie Aluminum Dynamic Selection Index	0.30	Monthly	1,281,000	February–2024	USD	64,438,912	–	901,824	901,824

Merrill Lynch International	Pay	Merrill Lynch Gold Excess Return Index	0.10	Monthly	84,000	April–2024	USD	17,993,758	–	0	0

Merrill Lynch International	Pay	MLCIAPLH Excess Return Index	0.00	Monthly	1,560,000	February–2024	USD	10,515,804	–	0	0

Merrill Lynch International	Pay	MLCX2LCER Excess Return Index	0.06	Monthly	7,000	February–2024	USD	504,599	2	2	0

Merrill Lynch International	Receive	MLCX Aluminum Annual Excess Return Index	0.28	Monthly	133,500	September–2024	USD	14,898,854	–	0	0

Merrill Lynch International	Receive	MLCX Dynamic Enhanced Copper Excess Return Index	0.25	Monthly	49,250	January–2024	USD	39,023,341	–	0	0

Merrill Lynch International	Receive	MLCX Natural Gas Annual Excess Return Index	0.25	Monthly	138,000	June–2024	USD	11,689,138	–	0	0

Merrill Lynch International	Receive	MLCX1XBE Excess Return Index	0.10	Monthly	83,300	September–2024	USD	36,596,939	–	0	0

Merrill Lynch International	Receive	MLCXLXAE Excess Return Index	0.25	Monthly	3,200	October–2024	USD	806,354	–	0	0

Morgan Stanley and Co. International PLC	Pay	Morgan Stanley MSCY2KW0 Index	0.05	Monthly	80,000	March–2024	USD	17,032,288	–	1,006,024	1,006,024

Royal Bank of Canada	Receive	RBC Enhanced Brent Crude Oil 01 Excess Return Index	0.32	Monthly	55,900	June–2024	USD	27,851,571	–	0	0

Royal Bank of Canada	Receive	RBC Enhanced Crude Oil 01 Excess Return Index	0.28	Monthly	27,300	August–2024	USD	9,220,468	–	0	0

Subtotal – Appreciation									2	4,485,404	4,485,402

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

10	Invesco Balanced-Risk Commodity Strategy Fund

Open Over-The-Counter Total Return Swap Agreements(a)(b)–(continued)

Counterparty	Pay/ Receive	Reference Entity(c)	Fixed Rate	Payment Frequency	Number of Contracts	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)

Commodity Risk

Barclays Bank PLC	Receive	Barclays Brent Crude Roll Yield Index	0.17%	Monthly	5,600	September–2024	USD	3,256,589	$–	$(119,904)	$ (119,904)

Barclays Bank PLC	Receive	Barclays WTI Crude Roll Yield Excess Return Index	0.17	Monthly	48,300	June–2024	USD	21,170,542	–	(886,938)	(886,938)

BNP Paribas S.A.	Receive	BNP Paribas Commodity Daily Dynamic Curve CO Index	0.25	Monthly	31,700	August–2024	USD	18,734,548	–	(247,647)	(247,647)

Goldman Sachs International	Receive	Enhanced Strategy AB141 on the S&P GSCI Sugar Excess Return Index	0.30	Monthly	14,100	June–2024	USD	5,270,163	–	(17,450)	(17,450)

Goldman Sachs International	Receive	Enhanced Strategy AB31 on the S&P GSCI Cotton Excess Return Index	0.35	Monthly	646,000	June–2024	USD	39,414,295	–	(2,264,308)	(2,264,308)

J.P. Morgan Chase Bank, N.A.	Pay	S&P GSCI Gold Index Excess Return	0.08	Monthly	77,500	December–2023	USD	10,558,476	–	(34,518)	(34,518)

J.P. Morgan Chase Bank, N.A.	Receive	J.P. Morgan Contag Beta Gas Oil Excess Return Index	0.25	Monthly	129,400	February–2024	USD	54,929,575	–	(2,598,857)	(2,598,857)

Macquarie Bank Ltd.	Receive	Macquarie Single Commodity Silver type A Excess Return Index	0.16	Monthly	172,300	February–2024	USD	38,550,919	–	(92,163)	(92,163)

Macquarie Bank Ltd.	Receive	Modified Macquarie Single Commodity Sugar type A Excess Return Index	0.34	Monthly	7,100	July–2024	USD	2,566,477	–	(50,159)	(50,159)

Morgan Stanley and Co. International PLC	Receive	Morgan Stanley MSCY2XB0 Index	0.15	Monthly	25,350	September–2024	USD	22,170,778	–	(368,675)	(368,675)

Morgan Stanley and Co. International PLC	Receive	MS Soybean Oil Dynamic Roll Index	0.30	Monthly	132,100	December–2023	USD	32,612,901	–	(2,538,249)	(2,538,249)

UBS AG	Receive	UBS Modified Roll Select Heating Oil Strategy	0.30	Monthly	475,500	December–2023	USD	58,099,823	–	(265,313)	(265,313)

Subtotal – Depreciation									–	(9,484,181)	(9,484,181)

Total – Total Return Swap Agreements									$2	$(4,998,777)	$(4,998,779)

(a)	Open Over-The-Counter Total Return Swap Agreements are collateralized by cash held with the swap Counterparties in the amount of $11,700,704.
(b)	The Fund receives or pays payments based on any positive or negative return on the Reference Entity, respectively.
(c)	The Reference Entity Components table below includes additional information regarding the underlying components of certain reference entities that are not publicly available.

Reference Entity Components
Reference Entity	Underlying Components	Percentage

Barclays Gold Nearby Total Return Index

	Long Futures Contracts

	Gold	100%

S&P GSCI Gold Excess Return Index

	Long Futures Contracts

	Gold	100%

RBC Enhanced Copper 2x Index

	Long Futures Contracts

	Copper	100%

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

11	Invesco Balanced-Risk Commodity Strategy Fund

Reference Entity Components–(continued)
Reference Entity	Underlying Components	Percentage

Societe Generale Soybean Meal Index

	Long Futures Contracts

	Soybean Meal	100%

Barclays Soybeans Seasonal Index Excess Return

	Long Futures Contracts

	Soybean	100%

Canadian Imperial Bank of Commerce Dynamic Roll LME Copper Excess Return Index 2

	Long Futures Contracts

	Copper	100%

Cargill Single Commodity Index

	Long Futures Contracts

	Sugar	100%

S&P GSCI Soybean Meal Excess Return Index

	Long Futures Contracts

	Soybean Meal	100%

Macquarie Single Commodity Nickel type A Excess Return Index

	Long Futures Contracts

	Nickel	100%

Macquarie Aluminum Dynamic Selection Index

	Long Futures Contracts

	Aluminum	100%

Merrill Lynch Gold Excess Return Index

	Long Futures Contracts

	Gold	100%

MLCIAPLH Excess Return Index

	Long Futures Contracts

	Lean Hogs	100%

MLCX2LCER Excess Return Index

	Long Futures Contracts

	Live Cattle	100%

MLCX Aluminum Annual Excess Return Index

	Long Futures Contracts

	Aluminum	100%

MLCX Dynamic Enhanced Copper Excess Return Index

	Long Futures Contracts

	Copper	100%

MLCX Natural Gas Annual Excess Return Index

	Long Futures Contracts

	Natural Gas	100%

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

12	Invesco Balanced-Risk Commodity Strategy Fund

Reference Entity Components–(continued)
Reference Entity	Underlying Components	Percentage

MLCX1XBE Excess Return Index

	Long Futures Contracts

	Gasoline Unleaded	100%

MLCXLXAE Excess Return Index

	Long Futures Contracts

	Cocoa	100%

Morgan Stanley MSCY2KW0 Index

	Long Futures Contracts

	Kansas Wheat	100%

RBC Enhanced Brent Crude Oil 01 Excess Return Index

	Long Futures Contracts

	Brent Crude	100%

RBC Enhanced Crude Oil 01 Excess Return Index

	Long Futures Contracts

	Crude Oil	100%

Barclays Brent Crude Roll Yield Index

	Long Futures Contracts

	Brent Crude	100%

Barclays WTI Crude Roll Yield Excess Return Index

	Long Futures Contracts

	WTI Crude	100%

BNP Paribas Commodity Daily Dynamic Curve CO Index

	Long Futures Contracts

	Brent Crude	100%

Enhanced Strategy AB141 on the S&P GSCI Sugar Excess Return Index

	Long Futures Contracts

	Sugar	100%

Enhanced Strategy AB31 on the S&P GSCI Cotton Excess Return Index

	Long Futures Contracts

	Cotton	100%

S&P GSCI Gold Index Excess Return

	Long Futures Contracts

	Gold	100%

J.P. Morgan Contag Beta Gas Oil Excess Return Index

	Long Futures Contracts

	Gas Oil	100%

Macquarie Single Commodity Silver type A Excess Return Index

	Long Futures Contracts

	Silver	100%

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

13	Invesco Balanced-Risk Commodity Strategy Fund

Reference Entity Components–(continued)
Reference Entity	Underlying Components	Percentage

Modified Macquarie Single Commodity Sugar type A Excess Return Index

	Long Futures Contracts

	Sugar	100%

Morgan Stanley MSCY2XB0 Index

	Long Futures Contracts

	Gasoline RBOB	100%

MS Soybean Oil Dynamic Roll Index

	Long Futures Contracts

	Soybean Oil	100%

UBS Modified Roll Select Heating Oil Strategy

	Long Futures Contracts

	Heating Oil	100%

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

14	Invesco Balanced-Risk Commodity Strategy Fund

Consolidated Statement of Assets and Liabilities

October 31, 2023

Assets:
Investments in unaffiliated securities, at value (Cost $ 278,099,966)	$292,804,726

Investments in affiliated money market funds, at value (Cost $ 504,051,196)	504,089,143

Other investments:
Variation margin receivable – futures contracts	316,145

Swaps receivable – OTC	796,092

Unrealized appreciation on swap agreements – OTC	4,485,402

Premiums paid on swap agreements – OTC	2

Deposits with brokers:
Cash collateral – exchange-traded futures contracts	8,325,000

Cash collateral – OTC Derivatives	11,700,704

Receivable for:
Fund shares sold	582,882

Dividends	2,351,333

Interest	28,646

Investment for trustee deferred compensation and retirement plans	55,747

Other assets	28,210

Total assets	825,564,032

Liabilities:
Other investments:
Swaps payable – OTC	6,275,807

Unrealized depreciation on swap agreements–OTC	9,484,181

Payable for:
Fund shares reacquired	1,077,713

Accrued fees to affiliates	433,504

Accrued trustees’ and officers’ fees and benefits	342

Accrued other operating expenses	144,540

Trustee deferred compensation and retirement plans	100,854

Collateral with broker - OTC Derivatives	1,954

Total liabilities	17,518,895

Net assets applicable to shares outstanding	$808,045,137

Net assets consist of:
Shares of beneficial interest	$770,067,462

Distributable earnings	37,977,675

$808,045,137

Net Assets:
Class A	$75,011,410

Class C	$21,628,353

Class R	$8,829,594

Class Y	$352,800,827

Class R5	$142,191,146

Class R6	$207,583,807

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	11,143,933

Class C	3,544,865

Class R	1,348,932

Class Y	50,681,022

Class R5	20,311,113

Class R6	29,582,191

Class A:
Net asset value per share	$6.73

Maximum offering price per share (Net asset value of $6.73 ÷ 94.50%)	$7.12

Class C:
Net asset value and offering price per share	$6.10

Class R:
Net asset value and offering price per share	$6.55

Class Y:
Net asset value and offering price per share	$6.96

Class R5:
Net asset value and offering price per share	$7.00

Class R6:
Net asset value and offering price per share	$7.02

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

15	Invesco Balanced-Risk Commodity Strategy Fund

Consolidated Statement of Operations

For the year ended October 31, 2023

Investment income:

Interest	$17,140,439

Dividends from affiliated money market funds	23,289,134

Total investment income	40,429,573

Expenses:

Advisory fees	9,333,388

Administrative services fees	119,771

Custodian fees	198,079

Distribution fees:
Class A	203,089

Class C	239,005

Class R	56,368

Transfer agent fees – A, C, R and Y	1,189,546

Transfer agent fees – R5	150,495

Transfer agent fees – R6	67,694

Trustees’ and officers’ fees and benefits	26,195

Registration and filing fees	126,687

Reports to shareholders	172,680

Professional services fees	75,041

Other	30,716

Total expenses	11,988,754

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(1,617,522)

Net expenses	10,371,232

Net investment income	30,058,341

Realized and unrealized gain (loss) from:

Net realized gain (loss) from:
Unaffiliated investment securities	13,347,609

Affiliated investment securities	17,989

Futures contracts	(21,974,701)

Swap agreements	(18,720,736)

(27,329,839)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	13,629,809

Affiliated investment securities	(7,621)

Futures contracts	12,598,339

Swap agreements	(8,275,876)

17,944,651

Net realized and unrealized gain (loss)	(9,385,188)

Net increase in net assets resulting from operations	$20,673,153

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

16	Invesco Balanced-Risk Commodity Strategy Fund

Consolidated Statement of Changes in Net Assets

For the years ended October 31, 2023 and 2022

	2023	2022

Operations:

Net investment income (loss)	$30,058,341	$(2,598,294)

Net realized gain (loss)	(27,329,839)	152,957,775

Change in net unrealized appreciation (depreciation)	17,944,651	(62,513,117)

Net increase in net assets resulting from operations	20,673,153	87,846,364

Distributions to shareholders from distributable earnings:

Class A	(8,230,326)	(6,880,799)

Class C	(2,429,389)	(2,650,024)

Class R	(1,057,391)	(435,805)

Class Y	(46,238,655)	(128,443,740)

Class R5	(14,029,824)	(22,431,534)

Class R6	(22,438,033)	(53,113,623)

Total distributions from distributable earnings	(94,423,618)	(213,955,525)

Share transactions–net:

Class A	(5,013,334)	49,014,032

Class C	(2,522,465)	11,850,576

Class R	(1,988,162)	9,747,043

Class Y	(124,915,377)	(319,309,638)

Class R5	(1,844,359)	9,937,358

Class R6	(161,002,328)	(48,603,744)

Net increase (decrease) in net assets resulting from share transactions	(297,286,025)	(287,364,373)

Net increase (decrease) in net assets	(371,036,490)	(413,473,534)

Net assets:

Beginning of year	1,179,081,627	1,592,555,161

End of year	$808,045,137	$1,179,081,627

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

17	Invesco Balanced-Risk Commodity Strategy Fund

Consolidated Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets	Portfolio turnover (c)
Class A
Year ended 10/31/23	$7.28	$ 0.21	$(0.09)	$ 0.12	$(0.67)	$ –	$(0.67)	$6.73	1.91%	$ 75,011	1.32%		1.57%		3.10%	17%
Year ended 10/31/22	8.01	(0.03)	0.47	0.44	(1.17)	–	(1.17)	7.28	6.63	86,968	1.31		1.56		(0.41)	106
Year ended 10/31/21	5.81	(0.10)	2.30	2.20	–	–	–	8.01	37.87	45,976	1.33		1.67		(1.29)	14
Year ended 10/31/20	6.22	(0.03)	(0.32)	(0.35)	(0.06)	–	(0.06)	5.81	(5.75)	17,291	1.31		1.73		(0.51)	186
Year ended 10/31/19	6.50	0.05	(0.32)	(0.27)	(0.01)	(0.00)	(0.01)	6.22	(4.15)	24,633	1.31	(d)	1.58	(d)	0.79 (d)	9
Class C
Year ended 10/31/23	6.65	0.14	(0.07)	0.07	(0.62)	–	(0.62)	6.10	1.22	21,628	2.07		2.32		2.35	17
Year ended 10/31/22	7.44	(0.08)	0.42	0.34	(1.13)	–	(1.13)	6.65	5.69	26,355	2.06		2.31		(1.16)	106
Year ended 10/31/21	5.43	(0.14)	2.15	2.01	–	–	–	7.44	37.02	17,125	2.08		2.42		(2.04)	14
Year ended 10/31/20	5.87	(0.07)	(0.32)	(0.39)	(0.05)	–	(0.05)	5.43	(6.63)	4,393	2.06		2.48		(1.26)	186
Year ended 10/31/19	6.16	0.00	(0.29)	(0.29)	–	(0.00)	(0.00)	5.87	(4.66)	6,083	2.06	(d)	2.33	(d)	0.04 (d)	9
Class R
Year ended 10/31/23	7.09	0.19	(0.07)	0.12	(0.66)	–	(0.66)	6.55	1.85	8,830	1.57		1.82		2.85	17
Year ended 10/31/22	7.85	(0.05)	0.45	0.40	(1.16)	–	(1.16)	7.09	6.17	11,779	1.56		1.81		(0.66)	106
Year ended 10/31/21	5.70	(0.11)	2.26	2.15	–	–	–	7.85	37.72	2,932	1.58		1.92		(1.54)	14
Year ended 10/31/20	6.12	(0.04)	(0.33)	(0.37)	(0.05)	–	(0.05)	5.70	(6.03)	1,603	1.56		1.98		(0.76)	186
Year ended 10/31/19	6.40	0.03	(0.30)	(0.27)	(0.01)	(0.00)	(0.01)	6.12	(4.25)	1,404	1.56	(d)	1.83	(d)	0.54 (d)	9
Class Y
Year ended 10/31/23	7.50	0.23	(0.08)	0.15	(0.69)	–	(0.69)	6.96	2.25	352,801	1.07		1.32		3.35	17
Year ended 10/31/22	8.22	(0.01)	0.47	0.46	(1.18)	–	(1.18)	7.50	6.80	515,659	1.06		1.31		(0.16)	106
Year ended 10/31/21	5.94	(0.08)	2.36	2.28	–	–	–	8.22	38.38	896,762	1.08		1.42		(1.04)	14
Year ended 10/31/20	6.36	(0.01)	(0.35)	(0.36)	(0.06)	–	(0.06)	5.94	(5.74)	316,851	1.06		1.48		(0.26)	186
Year ended 10/31/19	6.63	0.07	(0.33)	(0.26)	(0.01)	(0.00)	(0.01)	6.36	(3.84)	726,446	1.06	(d)	1.33	(d)	1.04 (d)	9
Class R5
Year ended 10/31/23	7.54	0.23	(0.08)	0.15	(0.69)	–	(0.69)	7.00	2.23	142,191	1.07		1.20		3.35	17
Year ended 10/31/22	8.26	(0.01)	0.47	0.46	(1.18)	–	(1.18)	7.54	6.76	154,845	1.06		1.17		(0.16)	106
Year ended 10/31/21	5.97	(0.08)	2.37	2.29	–	–	–	8.26	38.36	156,985	1.08		1.17		(1.04)	14
Year ended 10/31/20	6.38	(0.02)	(0.33)	(0.35)	(0.06)	–	(0.06)	5.97	(5.57)	148,151	1.06		1.28		(0.26)	186
Year ended 10/31/19	6.65	0.07	(0.32)	(0.25)	(0.02)	(0.00)	(0.02)	6.38	(3.79)	140,393	1.06	(d)	1.17	(d)	1.04 (d)	9
Class R6
Year ended 10/31/23	7.56	0.24	(0.09)	0.15	(0.69)	–	(0.69)	7.02	2.27	207,584	1.07		1.12		3.35	17
Year ended 10/31/22	8.28	(0.01)	0.47	0.46	(1.18)	–	(1.18)	7.56	6.77	383,476	1.04		1.10		(0.14)	106
Year ended 10/31/21	5.98	(0.08)	2.38	2.30	–	–	–	8.28	38.46	472,776	1.04		1.08		(1.00)	14
Year ended 10/31/20	6.40	(0.02)	(0.34)	(0.36)	(0.06)	–	(0.06)	5.98	(5.71)	116,491	1.06		1.19		(0.26)	186
Year ended 10/31/19	6.67	0.07	(0.32)	(0.25)	(0.02)	(0.00)	(0.02)	6.40	(3.72)	119,820	1.01	(d)	1.08	(d)	1.09 (d)	9

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly is included in the Fund’s total return. Estimated acquired fund fees from underlying funds were 0.11%.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

18	Invesco Balanced-Risk Commodity Strategy Fund

Notes to Consolidated Financial Statements

October 31, 2023

NOTE 1–Significant Accounting Policies

Invesco Balanced-Risk Commodity Strategy Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these consolidated financial statements pertains only to the Fund and the Invesco Cayman Commodity Fund III Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund will seek to gain exposure to the commodity markets primarily through investments in the Subsidiary. The Subsidiary was organized by the Fund to invest in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Fund may invest up to 25% of its total assets in the Subsidiary.

The Fund’s investment objective is to provide total return.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the

19	Invesco Balanced-Risk Commodity Strategy Fund

inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Consolidated Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Consolidated Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the consolidated financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The financial statements are prepared on a consolidated basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. The accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. All inter-company accounts and transactions have been eliminated in consolidation.

In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust, and under the Subsidiary’s organizational documents, the directors and officers of the Subsidiary, are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund and/or the Subsidiary, respectively. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Structured Securities – The Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of underlying securities, currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most structured securities are fixed-income securities that have maturities of three years or less. Structured securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument.

Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instruments. In addition to the credit risk of structured securities and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Changes in the daily

20	Invesco Balanced-Risk Commodity Strategy Fund

value of structured securities are recorded as unrealized gains (losses) in the Consolidated Statement of Operations. When the structured securities mature or are sold, the Fund recognizes a realized gain (loss) on the Consolidated Statement of Operations.

J.

Futures Contracts – The Fund may enter into futures contracts to equitize the Fund’s cash holdings or to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying instrument or asset. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made on non-LME futures contracts depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. For LME contracts, subsequent or variation margin payments are not made and the value of the contracts is presented as unrealized appreciation or depreciation on the Consolidated Statement of Assets and Liabilities. When LME or non-LME contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. For settlement of LME commodity futures contracts, cash is not transferred until the settled futures contracts expire. Net realized gains or losses on LME contracts which have been closed out but for which the contract has not yet expired are reflected as a receivable or payable on the Consolidated Statements of Assets and Liabilities. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.

K.

Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency, commodity or credit risk. Such transactions are agreements between Counterparties. These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s net asset value (“NAV”) per share over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

A total return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income generated and capital gains, if any. The unrealized appreciation (depreciation) on total return swaps includes dividends on the underlying securities and financing rate payable from the Counterparty. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. Cash held as collateral is recorded as deposits with brokers on the Consolidated Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations, which could result in the Fund accruing additional expenses. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) includes credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the Counterparty. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

L.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

M.

Other Risks – The Fund will seek to gain exposure to commodity markets primarily through an investment in the Subsidiary and through investments in commodity futures and swaps, commodity related exchange-traded funds and exchange-traded notes and commodity linked notes, some or all of which will be owned through the Subsidiary. The Subsidiary, unlike the Fund, may invest without limitation in commodities, commodity-linked derivatives and other securities, such as exchange-traded and commodity-linked notes, that may provide leveraged and non-leveraged exposure to commodity markets. The Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.

Increases in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal redemptions by shareholders, which could potentially increase the Fund’s portfolio turnover rate and transaction costs.

Policy changes by the U.S. government or its regulatory agencies and political events within the U.S. and abroad may, among other things, affect investor and consumer confidence and increase volatility in the financial markets, perhaps suddenly and to a significant degree, which may adversely impact the Fund’s operations, universe of potential investment options, and return potential.

In addition to risks associated with the underlying commodities, investments in commodity-linked notes may be subject to additional risks, such as non-payment of interest and loss of principal, counterparty risk, lack of a secondary market and risk of greater volatility than traditional equity and debt

21	Invesco Balanced-Risk Commodity Strategy Fund

securities. The value of the commodity-linked notes the Fund buys may fluctuate significantly because the values of the underlying investments to which they are linked are themselves volatile. Additionally, certain commodity-linked notes employ “economic” leverage by requiring payment by the issuer of an amount that is a multiple of the price increase or decrease of the underlying commodity, commodity index, or other economic variable. Such economic leverage will increase the volatility of the value of these commodity-linked notes and the Fund to the extent it invests in such notes.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser less the amount paid by the Subsidiary to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $ 250 million	1.050%

Next $250 million	1.025%

Next $500 million	1.000%

Next $1.5 billion	0.975%

Next $2.5 billion	0.950%

Next $2.5 billion	0.925%

Next $2.5 billion	0.900%

Over $10 billion	0.875%

For the year ended October 31, 2023, the effective advisory fee rate incurred by the Fund was 1.02%.

The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays an advisory fee to the Adviser based on the annual rate of the Subsidiary’s average daily net assets as set forth in the table above.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least February 28, 2025, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waivers and/or reimbursements (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.40%, 2.15%, 1.65%, 1.15%, 1.15% and 1.15%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of the Fund directly, but are fees and expenses, including management fees, of the investment companies in which the Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the expense limits above. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2025. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2025, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2023, the Adviser waived advisory fees of $429,851 and reimbursed class level expenses of $161,165, $47,307, $22,342, $827,199, $116,306 and $8,775 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2023, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2023, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2023, expenses incurred under the Plans are shown in the Consolidated Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2023, IDI advised the Fund that IDI retained $29,714 in front-end sales commissions from the sale of Class A shares and $1,191 and $3,284 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

22	Invesco Balanced-Risk Commodity Strategy Fund

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

U.S. Treasury Securities	$–	$192,410,877	$–	$192,410,877

Commodity-Linked Securities	–	100,393,849	–	100,393,849

Money Market Funds	504,089,143	–	–	504,089,143

Total Investments in Securities	504,089,143	292,804,726	–	796,893,869

Other Investments - Assets*

Futures Contracts	1,711,327	–	–	1,711,327

Swap Agreements	–	4,485,402	–	4,485,402

	1,711,327	4,485,402	–	6,196,729

Other Investments - Liabilities*

Futures Contracts	(1,395,450)	–	–	(1,395,450)

Swap Agreements	–	(9,484,181)	–	(9,484,181)

	(1,395,450)	(9,484,181)	–	(10,879,631)

Total Other Investments	315,877	(4,998,779)	–	(4,682,902)

Total Investments	$504,405,020	$287,805,947	$–	$792,210,967

*	Unrealized appreciation (depreciation).

NOTE 4–Derivative Investments

The Fund may enter into an ISDA Master Agreement under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Consolidated Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2023:

Value
Commodity
Derivative Assets	Risk

Unrealized appreciation on futures contracts – Exchange-Traded(a)	$1,711,327

Unrealized appreciation on swap agreements – OTC	4,485,402

Total Derivative Assets	6,196,729

Derivatives not subject to master netting agreements	(1,711,327)

Total Derivative Assets subject to master netting agreements	$4,485,402

23	Invesco Balanced-Risk Commodity Strategy Fund

Value
Commodity
Derivative Liabilities	Risk

Unrealized depreciation on futures contracts –Exchange-Traded(a)	$(1,395,450)

Unrealized depreciation on swap agreements – OTC	(9,484,181)

Total Derivative Liabilities	(10,879,631)

Derivatives not subject to master netting agreements	1,395,450

Total Derivative Liabilities subject to master netting agreements	$(9,484,181)

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Consolidated Statement of Assets and Liabilities.

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of October 31, 2023.

	Financial	Financial
	Derivative	Derivative		Collateral
	Assets	Liabilities		(Received)/Pledged
	Swap	Swap	Net Value of			Net
Counterparty	Agreements	Agreements	Derivatives	Non-Cash	Cash	Amount

Barclays Bank PLC	$29,689	$(1,009,046)	$(979,357)	$–	$640,000	$(339,357)

BNP Paribas S.A.	–	(250,417)	(250,417)	–	–	(250,417)

Canadian Imperial Bank of Commerce	100,926	(1,654)	99,272	–	–	99,272

Cargill, Inc.	517,099	(11,321)	505,778	–	(20,000)	485,778

Goldman Sachs International	1,842,009	(2,293,685)	(451,676)	–	–	(451,676)

J.P. Morgan Chase Bank, N.A.	–	(2,636,902)	(2,636,902)	–	2,636,902	–

Macquarie Bank Ltd.	989,655	(147,582)	842,073	–	(842,073)	–

Merrill Lynch International	796,094	(3,847,623)	(3,051,529)	–	3,051,529	–

Morgan Stanley and Co. International PLC	1,006,024	(2,912,929)	(1,906,905)	–	1,780,000	(126,905)

Royal Bank of Canada	0	(2,374,130)	(2,374,130)	–	1,790,000	(584,130)

UBS AG	–	(274,699)	(274,699)	–	274,699	–

Total	$5,281,496	$(15,759,988)	$(10,478,492)	$–	$9,311,057	$(1,167,435)

Effect of Derivative Investments for the year ended October 31, 2023

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on
Consolidated Statement of Operations
Commodity
Risk

Realized Gain (Loss):
Futures contracts	$(21,974,701)

Swap agreements	(18,720,736)

Change in Net Unrealized Appreciation (Depreciation):
Futures contracts	12,598,339

Swap agreements	(8,275,876)

Total	$(36,372,974)

The table below summarizes the average notional value of derivatives held during the period.

	Futures	Swap
	Contracts	Agreements

Average notional value	$96,389,559	$688,386,935

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2023, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $4,577.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred

24	Invesco Balanced-Risk Commodity Strategy Fund

compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2023 and 2022:

	2023	2022

Ordinary income*	$94,423,618	$213,955,525

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2023

Undistributed ordinary income	$20,398,646

Undistributed long-term capital gain	2,966,240

Net unrealized appreciation – investments	14,700,936

Temporary book/tax differences	(88,147)

Shares of beneficial interest	770,067,462

Total net assets	$808,045,137

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to subsidiary differences.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of October 31, 2023.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2023 was $52,200,000 and $60,868,499, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$27,586,113

Aggregate unrealized (depreciation) of investments	(12,885,177)

Net unrealized appreciation of investments	$14,700,936

Cost of investments for tax purposes is $777,510,033.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of equalization and income from the Subsidiary, on October 31, 2023, undistributed net investment income was increased by $1,217,160, undistributed net realized gain was increased by $24,864,097 and shares of beneficial interest was decreased by $26,081,257. This reclassification had no effect on the net assets of the Fund.

25	Invesco Balanced-Risk Commodity Strategy Fund

NOTE 11–Share Information

	Summary of Share Activity

	Year ended		Year ended
	October 31, 2023(a)		October 31, 2022
	Shares	Amount	Shares	Amount

Sold:
Class A	3,405,545	$23,350,608	10,005,503	$78,497,690

Class C	670,608	4,131,411	2,282,984	16,402,860

Class R	644,680	4,281,478	1,688,747	12,822,228

Class Y	19,299,479	135,091,039	41,531,853	326,502,418

Class R5	1,775,891	12,400,018	3,312,197	26,956,361

Class R6	9,408,293	65,271,351	33,672,573	270,113,458

Issued as reinvestment of dividends:
Class A	1,084,972	7,139,114	879,856	5,930,231

Class C	353,878	2,123,267	374,025	2,318,957

Class R	164,960	1,057,391	66,005	434,310

Class Y	4,355,199	29,571,801	15,387,911	106,638,220

Class R5	2,053,963	14,028,568	3,217,990	22,429,386

Class R6	601,123	4,111,679	618,840	4,325,695

Automatic conversion of Class C shares to Class A shares:
Class A	123,811	827,744	87,779	672,462

Class C	(136,121)	(827,744)	(95,624)	(672,462)

Reacquired:
Class A	(5,423,171)	(36,330,800)	(4,757,894)	(36,086,351)

Class C	(1,305,725)	(7,949,399)	(901,355)	(6,198,779)

Class R	(1,121,026)	(7,327,031)	(468,097)	(3,509,495)

Class Y	(41,709,390)	(289,578,217)	(97,250,116)	(752,450,276)

Class R5	(4,053,405)	(28,272,945)	(5,004,803)	(39,448,389)

Class R6	(31,153,395)	(230,385,358)	(40,672,733)	(323,042,897)

Net increase (decrease) in share activity	(40,959,831)	$(297,286,025)	(36,024,359)	$(287,364,373)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 73% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

26	Invesco Balanced-Risk Commodity Strategy Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco Balanced-Risk Commodity Strategy Fund

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Invesco Balanced-Risk Commodity Strategy Fund and its subsidiary (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), referred to hereafter as the “Fund”) as of October 31, 2023, the related consolidated statement of operations for the year ended October 31, 2023, the consolidated statement of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the consolidated financial highlights for each of the five years in the period ended October 31, 2023 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2023 and the financial highlights for each of the five years in the period ended October 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

December 21, 2023

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

27	Invesco Balanced-Risk Commodity Strategy Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2023 through October 31, 2023.

    In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which the Fund invests. The amount of fees and expenses incurred indirectly by the Fund will vary because the underlying funds have varied expenses and fee levels and the Fund may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the underlying funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly are included in the Fund’s total return.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/23)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,032.20	$6.86	$1,018.45	$6.82	1.34%
Class C	1,000.00	1,026.90	10.68	1,014.67	10.61	2.09
Class R	1,000.00	1,031.50	8.14	1,017.19	8.08	1.59
Class Y	1,000.00	1,032.60	5.58	1,019.71	5.55	1.09
Class R5	1,000.00	1,032.50	5.58	1,019.71	5.55	1.09
Class R6	1,000.00	1,033.90	5.59	1,019.71	5.55	1.09

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2023 through October 31, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

28	Invesco Balanced-Risk Commodity Strategy Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 13, 2023, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Balanced-Risk Commodity Strategy Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2023. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees, that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the annual review process for the Invesco Funds’ investment advisory and sub-advisory contracts. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

    As part of the contract renewal process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior

Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 2, 2023 and June 13, 2023, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel. Also, as part of the contract renewal process, the independent Trustees reviewed and considered information provided in response to follow-up requests for information submitted by the independent Trustees to management. The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer.

    The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 13, 2023.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board considered recent senior management changes at Invesco and Invesco Advisers, including the appointment of new Co-Heads of Investments, that had been presented to and discussed with the Board. The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology used to manage such risks. The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

    The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

    The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2022 to the performance of funds in the Broadridge performance universe and against the Bloomberg Commodity Index (Index). The Board noted that performance of Class A shares of the Fund was in the fifth quintile of its performance universe for the one year period and the fourth quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below

29	Invesco Balanced-Risk Commodity Strategy Fund

the performance of the Index for the one, three and five year periods. The Board considered that the Fund’s tactical asset allocation strategy detracted from performance in periods of high volatility, and its structural underweight allocation to the energy sector also impacted relative performance. The Board acknowledged limitations regarding the Broadridge data, in particular that differences may exist between a Fund’s investment objective, principal investment strategies and/or investment restrictions and those of the funds in its performance universe, including that certain funds in the peer group may have sleeves that are more passively managed. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was above the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund-by-fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that the Fund’s contractual management fees and total expense ratio were in the fifth quintile of its expense group and discussed with management reasons for such relative contractual management fees and total expenses. As previously noted, the independent Trustees reviewed and considered information provided in response to follow-up requests for information submitted by the independent Trustees to management, including with respect to (1) differences between the Fund’s investment strategy and that of its peers in that the Fund seeks to balance risk across the commodity sub-sectors whereas a number of the Fund’s peers take an asset-weighted approach to the commodity sub-sectors; and (2) fees comprising the Fund’s total expense ratio relative to its peers. The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer, and subsequently with representatives of management.

    The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

    The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations. Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.

    The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board acknowledged the difficulty in calculating and measuring economies of scale at the individual fund level; noting that only indicative and estimated measures are available at the individual fund level and that such measures are subject to uncertainty. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually. The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits realized as to that Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts. The Board noted the cyclical and competitive nature of the global asset management industry.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

    The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

    The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

    The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and

30	Invesco Balanced-Risk Commodity Strategy Fund

corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.

    The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

31	Invesco Balanced-Risk Commodity Strategy Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2023:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$3,233,000
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	7.02%
Qualified Business Income*	0.00%
Business Interest Income*	9.80%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

32	Invesco Balanced-Risk Commodity Strategy Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Chairman Emeritus, Invesco Ltd.; Trustee and Vice Chair, The Invesco Funds; and Member of Executive Board, SMU Cox School of Business

Formerly: Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Vice Chair, Investment Company Institute; Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			169	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Balanced-Risk Commodity Strategy Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown - 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	169	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit) Formerly: President and Director Director of Grahamtastic Connection (non-profit)
Cynthia Hostetler -1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	169	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones - 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	169	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Boad Member, First Financial Bankshares, Inc. Texas
Elizabeth Krentzman - 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			169	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	169	Blue Hills Bank; Member and Chairman, Bentley University, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis - 1950 Trustee	2001	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	169	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco Balanced-Risk Commodity Strategy Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			169	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	169	None
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	169	None
Daniel S. Vandivort - 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	169	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

T-3	Invesco Balanced-Risk Commodity Strategy Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Glenn Brightman - 1972 President and Principal Executive Officer	2023

Chief Operating Officer, Americas, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds.

Formerly: Global Head of Finance, Invesco Ltd; Executive Vice President and Chief Financial Officer, Nuveen

			N/A	N/A

Melanie Ringold - 1975 Senior Vice President, Chief Legal Officer and Secretary	2023

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI SteelPath, Inc.; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Assistant Secretary, Invesco Distributors, Inc., Invesco Advisers, Inc., Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds

			N/A	N/A

Andrew R. Schlossberg - 1974 Senior Vice President	2019

Chief Executive Officer, President and Executive Director, Invesco Ltd.; Senior Vice President, Invesco Group Services, Inc.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds and Trustee, Invesco Foundation, Inc.

Formerly: Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco Balanced-Risk Commodity Strategy Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Tony Wong - 1973 Senior Vice President	2023

Senior Managing Director, Invesco Ltd.; Director, Chairman, Chief Executive Officer and President, Invesco Advisers, Inc.; Director and Chairman, Invesco Private Capital, Inc., INVESCO Private Capital Investments, Inc. and INVESCO Realty, Inc.; Director, Invesco Senior Secured Management, Inc.; President, Invesco Managed Accounts, LLC and SNW Asset Management Corporation; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds; and Vice President, Invesco Advisers, Inc.

			N/A	N/A
Stephanie C. Butcher - 1971 Senior Vice President	2023	Senior Managing Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; Director and Chief Executive Officer, Invesco Asset Management Limited	N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Senior Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Senior Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President, The Invesco Funds; Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5	Invesco Balanced-Risk Commodity Strategy Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. - 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza Houston, TX 77046-1173	Invesco Advisers, Inc. 1331 Spring Street, NW, Suite 2500 Atlanta, GA 30309	Invesco Distributors, Inc. 11 Greenway Plaza Houston, TX 77046-1173	PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Sidley Austin LLP 787 Seventh Avenue New York, NY 10019	Invesco Investment Services, Inc. 11 Greenway Plaza Houston, TX 77046-1173	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-6	Invesco Balanced-Risk Commodity Strategy Fund

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Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

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Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05426 and 033-19338	Invesco Distributors, Inc.	BRCS-AR-1

Annual Report to Shareholders	October 31, 2023

Invesco Core Bond Fund

Nasdaq:

A: OPIGX ∎ C: OPBCX ∎ R: OPBNX ∎ Y: OPBYX ∎ R5:TRTMX ∎ R6: OPBIX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

8	Schedule of Investments

24	Financial Statements

27	Financial Highlights

28	Notes to Financial Statements

36	Auditor’s Report

37	Fund Expenses

38	Approval of Investment Advisory and Sub-Advisory Contracts

41	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended October 31, 2023, Class A shares of Invesco Core Bond Fund (the Fund), at net asset value (NAV), outperformed the Bloomberg U.S. Aggregate Bond Index.
Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/22 to 10/31/23, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	0.40%
Class C Shares	-0.16
Class R Shares	0.33
Class Y Shares	0.82
Class R5 Shares	0.84
Class R6 Shares	0.87
Bloomberg U.S. Aggregate Bond Index▼	0.36
Bloomberg U.S. Credit Index▼	2.69
FTSE Broad Investment Grade Bond Index▼	0.28

Source(s): ▼RIMES Technologies Corp.

Market conditions and your Fund

The beginning of the fiscal year was headlined by the US Federal Reserve (the Fed) continuing its rapid tightening of monetary policy in an effort to combat inflation via higher interest rates, while simultaneously engineering a soft landing so as to not push the economy into a recession. The Fed aggressively raised its federal funds rate at the beginning of the fiscal year: a 0.75% hike in November 2022, its largest hike since 1994, a 0.50% hike in December and a 0.25% hike in January, to a target federal funds rate of 4.50% to 4.75%.1

    A January 2023 rally gave way to a February selloff as higher-than-expected inflation, a tight labor market and solid economic growth indicated that the Fed’s monetary policy would remain tight for the foreseeable future, raising the risk of a deeper than expected recession. In March, significant volatility plagued fixed income markets as the failure of two US regional banks, Silicon Valley Bank and Signature Bank, prompted steep losses in the banking sector. The subsequent takeover of Credit Suisse and ongoing fear that bank troubles would spread pushed overall corporate spread premiums wider over the fiscal year. However, issues did not seem to be systemic, as policymakers responded swiftly which calmed markets. The Fed, aiming to further stabilize markets, continued course with its hawkish policy and announced two 0.25% hikes in March and May, resulting in a target federal funds rate of 5.00% to 5.25%.1 Markets stabilized due to milder inflation data and better-than-expected corporate earnings.

    Through the second quarter of 2023, global economic growth remained resilient but bifurcated as emerging markets and Asian economies showed robust growth while developed western economies had sluggish yet positive growth. US labor markets maintained momentum with unemployment still at historic lows despite a slight uptick at the end of May. Inflation generally eased in developed economies, largely driven by moderation in the goods component of inflation. However, core inflation remained more stubborn and led developed country central banks to continue tightening, showcased by another 0.25% hike by the Fed in July, increasing the target rate from 5.25% to 5.50%, its highest level since June 2006.1 While rates remained elevated across all maturities on the yield curve, the two-year Treasury rates increased from 3.45% to 4.85% during the fiscal year, while 10-year Treasury rates increased from 3.53% to 4.48%.2 At the end of the fiscal year, the yield curve remained inverted. Additionally, in August, US debt was downgraded by the Fitch credit rating agency from AAA to AA† on the premise of expected fiscal deterioration over the next three years.3 Despite the higher-than-expected Gross Domestic Product for the third quarter, the Fed held interest rates steady at its September and October 2023 meetings, but left open the possibility of another rate hike before the end of the calendar year.1 As of the end of the fiscal year, we believe markets have priced in that the Fed is near the end or has finished its interest rate hiking cycle, with the expectation that the US is likely to avoid a substantial broad-based recession. We anticipate economic activity will remain relatively resilient. In the US, we believe rate hikes are ending and inflation will continue to fall significantly, albeit imperfectly. As we enter 2024, we expect a more positive growth outlook to unfold as the US economy recovers.

    The Fund’s Class A shares, at NAV, generated positive returns for the fiscal year. Overweight exposure to investment-grade corporates and securitized debt were the most notable contributors to the Fund’s relative performance. Outperformance from the investment-grade corporate sector was driven by sector allocation, specifically to the financial institutions sector. Security selection in the industrials sector also contributed to the Fund’s relative performance during the fiscal year while sector allocation to government-related securities, such as authority bonds, detracted from relative performance.

    Overweight exposure to and security selection in commercial mortgage-backed securities, particularly conduit and single borrower issues, contributed to the Fund’s outperformance relative to its benchmark during the fiscal year. The Fund’s out-of-benchmark exposure to US dollar-denominated emerging market corporate debt during the fiscal year also detracted from the Fund’s relative performance.

    The Fund’s allocation to cash holdings slightly contributed to relative Fund performance during the fiscal year as a result of rising Treasury rates.

    The Fund benefited from incremental income earned from transactions in the highly liquid to-be-announced market for agency mortgage-backed securities (MBS) during the fiscal year. Such transactions involve the Fund selling an MBS to a financial institution, with an agreement to repurchase a substantially similar security at an agreed upon price and date. Cash received by the Fund as a result of this repurchase transaction may be invested in short-term instruments, and the income from these investments, together with any additional fee income received from this activity, may generate income for the Fund.

    The Fund may also engage in “to be announced” (TBA) transactions, which are transactions in which a fund buys or sells mortgage-backed securities on a forward commitment basis.

    The Fund may use active duration and yield curve positioning for risk management and for generating excess return versus its benchmark. Duration measures a portfolio’s price sensitivity to interest rate changes. Yield curve positioning refers to actively emphasizing particular points (maturities) along the yield curve with favorable risk-return expectations. Duration of the portfolio was maintained close to that of the benchmark, on average, and the timing of changes and the degree of variance from the Fund’s benchmark during the fiscal year detracted from relative returns, particularly amongst seven to 10-year maturity securities. Buying and selling US Treasury futures and interest rate swaptions were important tools used for the management of interest rate risk and to maintain our targeted portfolio duration.

    Part of the Fund’s strategy to manage credit and currency risk in the portfolio during the fiscal year entailed purchasing and selling credit and currency derivatives. We sought to manage credit market risk by purchasing and selling protection through credit default swaps at various points throughout the fiscal

2	Invesco Core Bond Fund

year. The currency management was carried out via currency forwards and options on an as-needed basis, and we believe this was effective in managing the currency positioning within the Fund.

    We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed-income securities tends to fall. The degree to which the value of fixed-income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics, such as price, maturity, duration and coupon and market forces, such as supply and demand for similar securities. We are monitoring interest rates, as well as the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

    Thank you for investing in Invesco Core Bond Fund and for sharing our long-term investment horizon.

1	Source: Federal Reserve of Economic Data

2	Source: US Department of the Treasury

3	Source: Fitch Ratings

† A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. Not Rated indicates the debtor was not rated and should not be interpreted as indicating low quality. For more information on S&P Global Ratings’ rating methodology, please visit spglobal.com and select ‘Understanding Credit Ratings’ under ‘AboutRatings’ on the homepage. For more information on Moody’s rating methodology, please visit ratings.moodys.com and select ‘RatingMethodologies’ on the homepage.

Portfolio manager(s):

Matt Brill

Michael Hyman

Todd Schomberg

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco Core Bond Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 10/31/13

1 Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco Core Bond Fund

Average Annual Total Returns
As of 10/31/23, including maximum applicable sales charges

Class A Shares
Inception (4/15/88)	3.50%
10 Years	0.57
5 Years	-1.04
1 Year	-3.79

Class C Shares
Inception (7/11/95)	2.14%
10 Years	0.37
5 Years	-0.91
1 Year	-1.13

Class R Shares
Inception (3/1/01)	1.27%
10 Years	0.73
5 Years	-0.42
1 Year	0.33

Class Y Shares
Inception (4/27/98)	2.17%
10 Years	1.29
5 Years	0.12
1 Year	0.82

Class R5 Shares
10 Years	1.13%
5 Years	0.07
1 Year	0.84

Class R6 Shares
Inception (4/27/12)	1.79%
10 Years	1.37
5 Years	0.19
1 Year	0.87

Effective May 24, 2019, Class A, Class C, Class R, Class Y and Class I shares of the Oppenheimer Total Return Bond Fund, (the predecessor fund), were reorganized into Class A, Class C, Class R, Class Y and Class R6 shares, respectively, of the Invesco Oppenheimer Total Return Bond Fund. Note: The Fund was subsequently renamed the Invesco Core Bond Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C, Class R, Class Y and Class R6 shares are those for Class A, Class C, Class R, Class Y and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R5 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco Core Bond Fund

Supplemental Information

Invesco Core Bond Fund’s investment objective is to seek total return.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2023, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The Bloomberg U.S. Aggregate Bond Index is an unmanaged index considered representative of the US investment-grade, fixed-rate bond market.
∎	The Bloomberg U.S. Credit Index is an unmanaged index considered representative of publicly issued, SEC-registered US corporate and specified foreign debentures and secured notes.
∎	The FTSE Broad Investment Grade Bond Index is a multi-asset, multi-currency benchmark that provides a broad-based measure of the global fixed-income markets.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco Core Bond Fund

Fund Information

Portfolio Composition

By security type		% of total net assets

U.S. Dollar Denominated Bonds & Notes		43.80%

U.S. Government Sponsored Agency Mortgage-Backed Securities		31.57

Asset-Backed Securities		18.92

U.S. Treasury Securities		11.07

Security Types Each Less Than 1% of Portfolio		1.16

Money Market Funds Plus Other Assets Less Liabilities		(6.52)

Top Five Debt Issuers*
		% of total net assets

1.	Federal Home Loan Mortgage Corp.	15.73%

2.	U.S. Treasury	11.07%

3.	Federal National Mortgage Association	9.94

4.	Government National Mortgage Association	6.48

5.	Bank of America Corp.	1.64

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of October 31, 2023.

7	Invesco Core Bond Fund

Schedule of Investments(a)

October 31, 2023

	Principal Amount	Value

U.S. Dollar Denominated Bonds & Notes–43.80%
Aerospace & Defense–0.39%
L3Harris Technologies, Inc.,
5.40%, 07/31/2033	$830,000	$776,036

5.60%, 07/31/2053	945,000	835,974

Lockheed Martin Corp.,
4.95%, 10/15/2025	630,000	625,680

5.10%, 11/15/2027	590,000	583,454

4.75%, 02/15/2034	1,421,000	1,306,879

5.70%, 11/15/2054	429,000	402,149

5.90%, 11/15/2063	429,000	410,474

Northrop Grumman Corp., 4.95%,
03/15/2053	502,000	416,249

RTX Corp., 5.15%, 02/27/2033	2,034,000	1,877,383

		7,234,278

Agricultural & Farm Machinery–0.25%
CNH Industrial Capital LLC,
5.45%, 10/14/2025	969,000	961,974

John Deere Capital Corp.,
4.55%, 10/11/2024	886,000	877,748

4.70%, 06/10/2030	3,071,000	2,892,303

		4,732,025

Agricultural Products & Services–0.08%
Cargill, Inc.,
4.88%, 10/10/2025(b)	769,000	761,071

4.75%, 04/24/2033(b)	805,000	736,510

		1,497,581

Air Freight & Logistics–0.14%
United Parcel Service, Inc.,
5.05%, 03/03/2053	3,039,000	2,612,128

Application Software–0.27%
Intuit, Inc., 5.20%,
09/15/2033	3,248,000	3,091,062

5.50%, 09/15/2053	2,092,000	1,904,748

		4,995,810

Asset Management & Custody Banks–0.38%
Ameriprise Financial, Inc.,
5.15%, 05/15/2033	2,431,000	2,245,202

BlackRock, Inc., 4.75%,
05/25/2033	2,567,000	2,351,628

Blackstone Secured Lending Fund,
2.13%, 02/15/2027	2,121,000	1,792,566

Northern Trust Corp., 6.13%,
11/02/2032	735,000	708,801

		7,098,197

Automobile Manufacturers–0.77%
Daimler Truck Finance North
America LLC (Germany),
5.60%, 08/08/2025(b)	2,903,000	2,883,872

5.15%, 01/16/2026(b)	1,064,000	1,048,415

	Principal Amount	Value

Automobile Manufacturers–(continued)
Hyundai Capital America,
5.50%, 03/30/2026(b)	$1,075,000	$1,057,702

5.65%, 06/26/2026(b)	2,223,000	2,194,634

5.60%, 03/30/2028(b)	1,844,000	1,786,582

5.80%, 04/01/2030(b)	373,000	356,358

Mercedes-Benz Finance North
America LLC (Germany),
5.10%, 08/03/2028(b)	2,914,000	2,826,571

PACCAR Financial Corp.,
4.95%, 10/03/2025	982,000	974,912

4.60%, 01/10/2028	513,000	496,694

Toyota Motor Credit Corp.,
4.63%, 01/12/2028	875,000	847,392

		14,473,132

Automotive Parts & Equipment–0.41%
American Honda Finance Corp.,
4.70%, 01/12/2028	1,502,000	1,444,297

4.60%, 04/17/2030	819,000	761,991

ERAC USA Finance LLC,
4.60%, 05/01/2028(b)	1,524,000	1,451,989

4.90%, 05/01/2033(b)	2,374,000	2,162,145

5.40%, 05/01/2053(b)	2,205,000	1,906,749

		7,727,171

Automotive Retail–0.20%
Advance Auto Parts, Inc.,
5.95%, 03/09/2028	903,000	844,883

AutoZone, Inc.,
5.05%, 07/15/2026	1,337,000	1,314,669

5.20%, 08/01/2033	1,677,000	1,522,014

		3,681,566

Biotechnology–0.72%
Amgen, Inc.,
5.25%, 03/02/2025	2,234,000	2,216,620

5.15%, 03/02/2028	1,725,000	1,684,250

5.25%, 03/02/2030	784,000	752,927

5.25%, 03/02/2033	1,780,000	1,660,888

5.60%, 03/02/2043	1,553,000	1,385,985

5.65%, 03/02/2053	1,723,000	1,516,640

Gilead Sciences, Inc.,
5.25%, 10/15/2033	3,173,000	3,007,404

5.55%, 10/15/2053	1,344,000	1,215,040

		13,439,754

Cable & Satellite–0.19%
Charter Communications
Operating LLC/Charter
Communications Operating Capital Corp.,
7.29% (3 mo. Term SOFR +
1.91%), 02/01/2024(c)	551,000	552,115

4.91%, 07/23/2025	1,288,000	1,259,761

Comcast Corp., 5.50%,
11/15/2032	1,160,000	1,117,876

Cox Communications, Inc., 5.70%,
06/15/2033(b)	714,000	671,805

		3,601,557

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Core Bond Fund

	Principal Amount	Value

Cargo Ground Transportation–0.51%
Penske Truck Leasing Co. L.P./PTL Finance Corp.,
5.75%, 05/24/2026(b)	$518,000 $	509,711

5.70%, 02/01/2028(b)	804,000	777,151

5.55%, 05/01/2028(b)	1,607,000	1,548,205

6.05%, 08/01/2028(b)	1,814,000	1,780,649

6.20%, 06/15/2030(b)	660,000	644,222

Ryder System, Inc.,
4.63%, 06/01/2025	1,592,000	1,557,538

6.60%, 12/01/2033	2,825,000	2,807,071

		9,624,547

Commercial & Residential Mortgage Finance–0.39%
Aviation Capital Group LLC, 6.75%, 10/25/2028(b)	4,039,000	3,982,474

Nationwide Building Society (United Kingdom), 6.56%, 10/18/2027(b)(d)	3,257,000	3,253,010

		7,235,484

Construction Machinery & Heavy Transportation Equipment– 0.42%
Caterpillar Financial Services Corp., 5.15%, 08/11/2025	5,693,000	5,662,237

Daimler Trucks Finance North America LLC (Germany), 5.13%, 01/19/2028(b)	882,000	853,498

Komatsu Finance America, Inc., 5.50%, 10/06/2027(b)	1,367,000	1,354,359

		7,870,094

Consumer Finance–0.78%
Capital One Financial Corp.,
7.15%, 10/29/2027(d)	2,704,000	2,705,062

6.31%, 06/08/2029(d)	2,222,000	2,128,270

7.62%, 10/30/2031(d)	3,149,000	3,148,634

Discover Financial Services, 7.96%, 11/02/2034(d)	4,825,000	4,796,285

General Motors Financial Co., Inc.,
6.05%, 10/10/2025	1,499,000	1,493,411

5.40%, 04/06/2026	387,000	378,841

		14,650,503

Consumer Staples Merchandise Retail–0.23%
Dollar General Corp., 5.50%, 11/01/2052	527,000	421,722

Target Corp.,
4.50%, 09/15/2032	760,000	689,868

4.80%, 01/15/2053	996,000	810,740

Walmart, Inc.,
4.50%, 09/09/2052	304,000	246,861

4.50%, 04/15/2053	2,750,000	2,234,689

		4,403,880

Data Processing & Outsourced Services–0.35%
Concentrix Corp., 6.85%, 08/02/2033	7,295,000	6,593,171

Distillers & Vintners–0.05%
Brown-Forman Corp., 4.75%, 04/15/2033	526,000	488,159

	Principal Amount	Value

Distillers & Vintners–(continued)
Constellation Brands, Inc., 4.90%, 05/01/2033	$444,000	$401,221

		889,380

Distributors–0.32%
Genuine Parts Co.,
6.50%, 11/01/2028	1,860,000	1,860,637

6.88%, 11/01/2033	4,063,000	4,054,418

		5,915,055

Diversified Banks–12.99%
Australia and New Zealand Banking Group Ltd. (Australia), 5.09%, 12/08/2025	1,629,000	1,611,397

Banco Santander S.A. (Spain),
6.53%, 11/07/2027(d)	17,600,000	17,635,683

6.61%, 11/07/2028	3,000,000	3,004,735

6.94%, 11/07/2033	4,800,000	4,818,106

Bank of America Corp.,
5.93%, 09/15/2027(d)	12,748,000	12,621,256

4.95%, 07/22/2028(d)	626,000	595,133

5.20%, 04/25/2029(d)	3,871,000	3,681,576

5.82%, 09/15/2029(d)	5,384,000	5,243,876

4.57%, 04/27/2033(d)	733,000	632,407

5.02%, 07/22/2033(d)	856,000	765,652

5.29%, 04/25/2034(d)	3,717,000	3,358,602

5.87%, 09/15/2034(d)	4,213,000	3,968,920

Bank of America N.A., 5.53%, 08/18/2026	6,652,000	6,602,559

Bank of Montreal (Canada), 5.30%, 06/05/2026	1,275,000	1,254,811

Bank of Nova Scotia (The) (Canada), 8.63%, 10/27/2082(d)	1,567,000	1,536,828

BNP Paribas S.A. (France), 8.50%(b)(d)(e)	1,981,000	1,903,124

BPCE S.A. (France), 5.93%(SOFR + 0.57%), 01/14/2025(b)(c)	1,818,000	1,810,769

Citigroup, Inc.,
5.61%, 09/29/2026(d)	1,563,000	1,543,498

6.17%, 05/25/2034(d)	3,908,000	3,634,520

7.38%(d)(e)	5,965,000	5,704,208

7.63%(d)(e)	6,121,000	5,909,478

Citizens Bank N.A., 6.06%, 10/24/2025(d)	1,931,000	1,846,862

Federation des caisses Desjardins du Quebec (Canada), 5.28%, 01/23/2026(b)(d)	3,634,000	3,580,471

Fifth Third Bancorp,
2.38%, 01/28/2025	730,000	693,545

1.71%, 11/01/2027(d)	776,000	661,625

6.34%, 07/27/2029(d)	595,000	576,516

4.77%, 07/28/2030(d)	1,774,000	1,572,894

HSBC Holdings PLC (United Kingdom), 5.89%, 08/14/2027(d)	3,585,000	3,522,850

5.21%, 08/11/2028(d)	1,361,000	1,298,562

6.33%, 03/09/2044(d)	2,479,000	2,299,732

Huntington National Bank (The), 5.70%, 11/18/2025(d)	3,825,000	3,714,528

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Core Bond Fund

	Principal Amount	Value

Diversified Banks–(continued)
JPMorgan Chase & Co.,
4.85%, 07/25/2028(d)	$667,000	$637,578

5.30%, 07/24/2029(d)	3,248,000	3,128,165

6.09%, 10/23/2029(d)	4,412,000	4,387,070

4.59%, 04/26/2033(d)	525,000	461,619

5.72%, 09/14/2033(d)	1,552,000	1,453,890

5.35%, 06/01/2034(d)	6,023,000	5,557,192

6.25%, 10/23/2034(d)	6,799,000	6,710,004

KeyBank N.A.,
3.30%, 06/01/2025	1,128,000	1,046,566

4.15%, 08/08/2025	629,000	585,174

5.85%, 11/15/2027	1,311,000	1,214,590

KeyCorp, 3.88%, 05/23/2025(d)	1,121,000	1,073,223

Manufacturers & Traders Trust Co.,
5.40%, 11/21/2025	2,164,000	2,094,477

4.70%, 01/27/2028	1,879,000	1,703,327

Mitsubishi UFJ Financial Group, Inc. (Japan),
4.79%, 07/18/2025(d)	1,929,000	1,907,283

5.02%, 07/20/2028(d)	1,412,000	1,352,900

5.24%, 04/19/2029(d)	1,381,000	1,329,111

5.41%, 04/19/2034(d)	1,424,000	1,324,077

8.20%(d)(e)	5,794,000	5,899,231

Mizuho Financial Group, Inc. (Japan),
5.78%, 07/06/2029(d)	1,731,000	1,691,175

National Securities Clearing Corp.,
5.10%, 11/21/2027(b)	1,800,000	1,765,370

5.00%, 05/30/2028(b)	1,555,000	1,510,447

PNC Financial Services Group, Inc. (The),
5.67%, 10/28/2025(d)	1,000,000	990,079

6.62%, 10/20/2027(d)	4,622,000	4,634,692

5.58%, 06/12/2029(d)	3,618,000	3,465,306

6.04%, 10/28/2033(d)	813,000	765,953

5.07%, 01/24/2034(d)	1,218,000	1,072,277

6.88%, 10/20/2034(d)	3,828,000	3,827,286

Series O, 9.31% (3 mo. Term SOFR + 3.94%)(c)(e)	1,260,000	1,260,000

Royal Bank of Canada (Canada), 5.00%, 02/01/2033	1,578,000	1,427,384

Santander UK Group Holdings PLC (United Kingdom), 6.83%, 11/21/2026(d)	1,477,000	1,475,035

Standard Chartered PLC (United Kingdom),
6.19%, 07/06/2027(b)(d)	1,629,000	1,615,072

6.75%, 02/08/2028(b)(d)	3,935,000	3,933,426

7.02%, 02/08/2030(b)(d)	4,611,000	4,608,971

2.68%, 06/29/2032(b)(d)	1,468,000	1,092,094

Sumitomo Mitsui Financial Group, Inc. (Japan),
5.81%, 09/14/2033	3,924,000	3,716,669

6.18%, 07/13/2043	1,042,000	976,079

Sumitomo Mitsui Trust Bank Ltd. (Japan),
5.65%, 03/09/2026(b)	1,255,000	1,245,614

5.65%, 09/14/2026(b)	1,678,000	1,665,881

5.55%, 09/14/2028(b)	3,309,000	3,261,395

Synovus Bank, 5.63%, 02/15/2028	1,924,000	1,709,513

	Principal Amount	Value

Diversified Banks–(continued)
Toronto-Dominion Bank (The) (Canada), 8.13%, 10/31/2082(d)	$1,361,000	$1,338,628

U.S. Bancorp,
4.55%, 07/22/2028(d)	666,000	618,426

5.78%, 06/12/2029(d)	2,782,000	2,675,892

4.97%, 07/22/2033(d)	546,000	457,170

4.84%, 02/01/2034(d)	2,500,000	2,137,004

5.84%, 06/12/2034(d)	2,703,000	2,490,827

UBS AG (Switzerland), 5.65%, 09/11/2028	2,486,000	2,433,927

Wells Fargo & Co.,
5.57%, 07/25/2029(d)	2,234,000	2,154,799

6.30%, 10/23/2029(d)	3,030,000	3,005,708

5.39%, 04/24/2034(d)	1,203,000	1,089,574

5.56%, 07/25/2034(d)	5,878,000	5,382,983

6.49%, 10/23/2034(d)	7,931,000	7,796,028

4.61%, 04/25/2053(d)	634,000	467,763

7.63%(d)(e)	2,341,000	2,349,889

Wells Fargo Bank N.A.,
5.55%, 08/01/2025	7,342,000	7,318,010

5.45%, 08/07/2026	4,683,000	4,640,380

		243,536,926

Diversified Capital Markets–0.35%
UBS Group AG (Switzerland),
4.55%, 04/17/2026	1,142,000	1,092,048

5.71%, 01/12/2027(b)(d)	958,000	942,585

4.75%, 05/12/2028(b)(d)	1,254,000	1,178,433

6.30%, 09/22/2034(b)(d)	3,474,000	3,291,932

		6,504,998

Diversified Financial Services–0.15%
Corebridge Financial, Inc., 6.05%, 09/15/2033(b)	2,971,000	2,790,942

Diversified Metals & Mining–0.69%
BHP Billiton Finance (USA) Ltd. (Australia),
5.10%, 09/08/2028	3,995,000	3,896,856

5.25%, 09/08/2030	2,866,000	2,758,547

5.25%, 09/08/2033	5,121,000	4,816,354

5.50%, 09/08/2053	1,605,000	1,461,033

		12,932,790

Diversified REITs–0.09%
VICI Properties L.P./VICI Note Co., Inc., 5.63%, 05/01/2024(b)	1,686,000	1,676,051

Electric Utilities–1.87%
AEP Texas, Inc., 3.95%, 06/01/2028(b)	2,489,000	2,285,600

American Electric Power Co., Inc., 5.75%, 11/01/2027	590,000	586,483

Connecticut Light and Power Co. (The), 5.25%, 01/15/2053	594,000	511,725

Constellation Energy Generation LLC,
6.13%, 01/15/2034	1,155,000	1,117,500

6.50%, 10/01/2053	1,016,000	955,496

Dominion Energy South Carolina, Inc., 6.25%, 10/15/2053	1,295,000	1,261,621

Duke Energy Carolinas LLC, 5.35%, 01/15/2053	1,093,000	938,219

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Core Bond Fund

	Principal Amount	Value

Electric Utilities–(continued)
Duke Energy Corp.,
5.00%, 12/08/2025	$1,281,000	$1,260,753

5.00%, 08/15/2052	720,000	559,754

Duke Energy Indiana LLC, 5.40%, 04/01/2053	1,290,000	1,107,726

Electricite de France S.A. (France), 5.70%, 05/23/2028(b)	627,000	613,925

Enel Finance America LLC (Italy), 7.10%, 10/14/2027(b)	814,000	832,678

Enel Finance International N.V. (Italy), 6.80%, 10/14/2025(b)	1,437,000	1,453,801

Evergy Metro, Inc., 4.95%, 04/15/2033	662,000	604,789

Exelon Corp., 5.60%, 03/15/2053	1,086,000	932,982

Florida Power & Light Co., 4.80%, 05/15/2033	714,000	654,858

Georgia Power Co.,
4.65%, 05/16/2028	777,000	742,710

4.95%, 05/17/2033	2,007,000	1,833,122

Metropolitan Edison Co., 5.20%, 04/01/2028(b)	365,000	352,375

MidAmerican Energy Co.,
5.35%, 01/15/2034	781,000	751,436

5.85%, 09/15/2054	1,404,000	1,316,574

National Rural Utilities Cooperative Finance Corp., 5.80%, 01/15/2033	417,000	403,593

NextEra Energy Capital Holdings, Inc.,
6.05%, 03/01/2025	1,105,000	1,104,695

4.63%, 07/15/2027	894,000	852,314

Oklahoma Gas and Electric Co., 5.60%, 04/01/2053	626,000	551,399

PECO Energy Co., 4.90%, 06/15/2033	1,247,000	1,154,735

Pennsylvania Electric Co., 5.15%, 03/30/2026(b)	147,000	143,804

Public Service Co. of Colorado, 5.25%, 04/01/2053	997,000	834,834

Public Service Co. of New Hampshire, 5.35%, 10/01/2033	1,080,000	1,030,958

Public Service Electric and Gas Co., 5.13%, 03/15/2053	626,000	538,572

San Diego Gas & Electric Co., 5.35%, 04/01/2053	2,332,000	1,997,411

Sierra Pacific Power Co., 5.90%, 03/15/2054(b)	953,000	860,697

Southern Co. (The),
5.15%, 10/06/2025	461,000	455,715

5.70%, 10/15/2032	450,000	431,501

Southwestern Electric Power Co., 5.30%, 04/01/2033	879,000	810,435

Virginia Electric and Power Co., 5.00%, 04/01/2033	954,000	869,946

Vistra Operations Co. LLC, 6.95%, 10/15/2033(b)	2,550,000	2,431,672

		35,146,408

Environmental & Facilities Services–0.72%
Republic Services, Inc.,
4.88%, 04/01/2029	321,000	308,015

5.00%, 04/01/2034	583,000	535,107

	Principal Amount	Value

Environmental & Facilities Services–(continued)
Veralto Corp.,
5.50%, 09/18/2026(b)	$7,292,000	$7,221,352

5.35%, 09/18/2028(b)	3,704,000	3,585,467

5.45%, 09/18/2033(b)	2,082,000	1,946,611

		13,596,552

Financial Exchanges & Data–0.27%
Intercontinental Exchange, Inc.,
4.60%, 03/15/2033	427,000	381,917

4.95%, 06/15/2052	583,000	479,804

5.20%, 06/15/2062	1,244,000	1,030,183

Nasdaq, Inc.,
5.35%, 06/28/2028	743,000	723,912

5.55%, 02/15/2034	1,109,000	1,029,225

5.95%, 08/15/2053	514,000	459,087

6.10%, 06/28/2063	1,041,000	921,453

		5,025,581

Gas Utilities–0.24%
Atmos Energy Corp.,
5.90%, 11/15/2033	1,428,000	1,408,070

6.20%, 11/15/2053	1,106,000	1,074,626

Piedmont Natural Gas Co., Inc., 5.40%, 06/15/2033	1,472,000	1,368,008

Southwest Gas Corp., 5.45%, 03/23/2028	618,000	603,817

		4,454,521

Health Care Distributors–0.05%
McKesson Corp., 5.10%, 07/15/2033	931,000	866,047

Health Care Equipment–0.17%
Alcon Finance Corp. (Switzerland), 5.38%, 12/06/2032(b)	1,304,000	1,222,492

Becton, Dickinson and Co., 4.69%, 02/13/2028	698,000	668,407

Medtronic Global Holdings S.C.A., 4.50%, 03/30/2033	1,513,000	1,375,703

		3,266,602

Health Care Facilities–0.10%
UPMC,
5.04%, 05/15/2033	1,540,000	1,430,522

5.38%, 05/15/2043	511,000	450,613

		1,881,135

Health Care Services–0.55%
CVS Health Corp.,
5.00%, 01/30/2029	1,446,000	1,384,579

5.25%, 01/30/2031	438,000	412,427

5.30%, 06/01/2033	1,711,000	1,581,013

5.88%, 06/01/2053	813,000	711,639

6.00%, 06/01/2063	848,000	735,353

HCA, Inc., 5.90%, 06/01/2053	2,210,000	1,869,921

Piedmont Healthcare, Inc., Series 2032, 2.04%, 01/01/2032	59,000	44,200

Series 2042, 2.72%, 01/01/2042	805,000	498,859

2.86%, 01/01/2052	921,000	506,012

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Core Bond Fund

	Principal Amount	Value
Health Care Services–(continued)
Providence St. Joseph Health Obligated Group, Series 21-A, 2.70%, 10/01/2051	$1,424,000	$717,022

Quest Diagnostics, Inc., 6.40%, 11/30/2033	1,929,000	1,925,313

		10,386,338

Home Improvement Retail–0.29%
Lowe’s Cos., Inc.,
5.00%, 04/15/2033	893,000	812,824

5.15%, 07/01/2033	1,701,000	1,557,674

5.75%, 07/01/2053	513,000	450,459

5.80%, 09/15/2062	162,000	137,372

5.85%, 04/01/2063	2,969,000	2,535,160

		5,493,489

Hotels, Resorts & Cruise Lines–0.07%
Marriott International, Inc., 4.90%, 04/15/2029	1,337,000	1,254,437

Industrial Conglomerates–0.01%
Honeywell International, Inc., 5.00%, 02/15/2033	122,000	115,318

Industrial Machinery & Supplies & Components–0.32%
Ingersoll Rand, Inc.,
5.40%, 08/14/2028	525,000	511,812

5.70%, 08/14/2033	1,895,000	1,791,424

Nordson Corp.,
5.60%, 09/15/2028	798,000	783,758

5.80%, 09/15/2033	1,440,000	1,371,580

nVent Finance S.a.r.l. (United Kingdom), 5.65%, 05/15/2033	1,704,000	1,548,017

		6,006,591

Industrial REITs–0.46%
Prologis L.P.,
4.88%, 06/15/2028	1,475,000	1,419,727

4.63%, 01/15/2033	1,028,000	921,702

4.75%, 06/15/2033	2,493,000	2,233,996

5.13%, 01/15/2034	1,420,000	1,301,242

5.25%, 06/15/2053	3,250,000	2,736,016

		8,612,683

Insurance Brokers–0.49%
Arthur J. Gallagher & Co.,
6.50%, 02/15/2034	1,937,000	1,924,649

6.75%, 02/15/2054	2,079,000	2,046,720

Marsh & McLennan Cos., Inc.,
5.40%, 09/15/2033	2,679,000	2,548,165

5.45%, 03/15/2053	595,000	525,038

5.70%, 09/15/2053	2,392,000	2,199,134

		9,243,706

Integrated Oil & Gas–0.20%
BP Capital Markets America, Inc.,
4.81%, 02/13/2033	728,000	665,511

4.89%, 09/11/2033	1,286,000	1,177,766

BP Capital Markets PLC (United Kingdom), 4.88%(d)(e)	891,000	778,418

	Principal Amount	Value
Integrated Oil & Gas–(continued)
Occidental Petroleum Corp., 4.63%, 06/15/2045	$1,481,000	$1,046,586

		3,668,281

Integrated Telecommunication Services–0.19%
AT&T, Inc.,
2.55%, 12/01/2033	908,000	651,947

5.40%, 02/15/2034	1,861,000	1,710,596

Verizon Communications, Inc., 2.36%, 03/15/2032	1,507,000	1,127,434

		3,489,977

Interactive Media & Services–0.14%
Meta Platforms, Inc.,
4.65%, 08/15/2062	806,000	608,272

5.75%, 05/15/2063	2,253,000	2,022,803

		2,631,075

Investment Banking & Brokerage–1.89%
Charles Schwab Corp. (The),
5.64%, 05/19/2029(d)	1,962,000	1,889,298

5.85%, 05/19/2034(d)	1,961,000	1,799,542

6.14%, 08/24/2034(d)	5,003,000	4,688,696

Series K, 5.00%(d)(e)	573,000	453,982

Goldman Sachs Group, Inc. (The),
5.70%, 11/01/2024	839,000	836,001

Series W, 7.50%(d)(e)	9,315,000	9,159,000

Morgan Stanley,
5.12%, 02/01/2029(d)	743,000	707,613

5.16%, 04/20/2029(d)	4,367,000	4,155,990

5.45%, 07/20/2029(d)	1,199,000	1,153,437

6.41%, 11/01/2029(d)	3,716,000	3,716,641

5.25%, 04/21/2034(d)	4,354,000	3,924,624

5.42%, 07/21/2034(d)	2,597,000	2,371,120

5.95%, 01/19/2038(d)	599,000	543,437

		35,399,381

Life & Health Insurance–2.14%
Corebridge Global Funding,
6.66% (SOFR + 1.30%), 09/25/2026(b)(c)	5,344,000	5,346,155

5.90%, 09/19/2028(b)	2,191,000	2,165,744

Delaware Life Global Funding,
Series 22-1, 3.31%, 03/10/2025(b)	3,826,000	3,602,829

Series 21-1, 2.66%, 06/29/2026(b)	10,423,000	9,273,864

F&G Annuities & Life, Inc., 7.40%, 01/13/2028	1,539,000	1,521,439

MAG Mutual Holding Co., 4.75%, 04/30/2041(b)(f)	9,203,000	7,204,200

MetLife, Inc., 5.25%, 01/15/2054	1,961,000	1,642,046

Northwestern Mutual Global Funding, 4.35%, 09/15/2027(b)	1,003,000	953,990

Pacific Life Global Funding II, 6.41%(SOFR + 1.05%), 07/28/2026(b)(c)	7,205,000	7,201,735

Principal Financial Group, Inc., 5.38%, 03/15/2033	1,215,000	1,136,356

		40,048,358

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Core Bond Fund

	Principal Amount	Value

Managed Health Care–0.47%
Kaiser Foundation Hospitals,
Series 2021, 2.81%, 06/01/2041	$1,900,000	$1,222,624

3.00%, 06/01/2051	1,152,000	677,224

UnitedHealth Group, Inc.,
5.00%, 10/15/2024	979,000	973,608

5.15%, 10/15/2025	686,000	683,602

5.25%, 02/15/2028	839,000	833,774

5.30%, 02/15/2030	1,425,000	1,399,237

5.35%, 02/15/2033	1,226,000	1,178,906

4.50%, 04/15/2033	434,000	390,964

5.05%, 04/15/2053	931,000	783,763

5.20%, 04/15/2063	767,000	641,536

		8,785,238

Marine Transportation–0.09%
A.P. Moller -Maersk A/S (Denmark), 5.88%, 09/14/2033(b)	1,874,000	1,778,311

Movies & Entertainment–0.08%
Warnermedia Holdings, Inc.,
5.05%, 03/15/2042	1,199,000	888,740

5.14%, 03/15/2052	962,000	681,236

		1,569,976

Multi-line Insurance–0.17%
Metropolitan Life Global Funding I, 5.15%, 03/28/2033(b)	1,977,000	1,810,902

New York Life Global Funding, 4.55%, 01/28/2033(b)	1,501,000	1,342,177

		3,153,079

Multi-Utilities–0.85%
Ameren Illinois Co., 4.95%, 06/01/2033	1,135,000	1,046,225

Black Hills Corp., 6.15%, 05/15/2034	3,272,000	3,085,552

Dominion Energy, Inc., 5.38%, 11/15/2032	1,953,000	1,809,857

NiSource, Inc.,
5.25%, 03/30/2028	427,000	414,811

5.40%, 06/30/2033	392,000	365,083

Public Service Enterprise Group, Inc.,
5.88%, 10/15/2028	4,310,000	4,267,714

6.13%, 10/15/2033	2,693,000	2,629,964

WEC Energy Group, Inc.,
5.00%, 09/27/2025	1,099,000	1,083,265

5.15%, 10/01/2027	606,000	591,558

4.75%, 01/15/2028	634,000	606,507

		15,900,536

Office REITs–0.79%
Office Properties Income Trust,
4.25%, 05/15/2024	2,222,000	2,081,696

4.50%, 02/01/2025	1,404,000	1,201,943

2.65%, 06/15/2026	297,000	195,564

2.40%, 02/01/2027	1,137,000	635,572

Piedmont Operating Partnership L.P., 9.25%, 07/20/2028	10,726,000	10,690,452

		14,805,227

	Principal Amount	Value

Oil & Gas Drilling–0.08%
Patterson-UTI Energy, Inc., 7.15%, 10/01/2033	$1,510,000	$1,473,978

Oil & Gas Exploration & Production–0.16%
ConocoPhillips Co.,
5.55%, 03/15/2054	1,671,000	1,495,098

5.70%, 09/15/2063	1,092,000	975,380

Pioneer Natural Resources Co., 5.10%, 03/29/2026	615,000	608,360

		3,078,838

Oil & Gas Refining & Marketing–0.08%
Phillips 66 Co., 5.30%, 06/30/2033	1,687,000	1,573,364

Oil & Gas Storage & Transportation–2.08%
Cheniere Energy Partners L.P., 5.95%, 06/30/2033(b)	1,383,000	1,295,083

Columbia Pipelines Holding Co. LLC, 6.06%, 08/15/2026(b)	740,000	739,173

Enbridge, Inc. (Canada),
5.70%, 03/08/2033	1,544,000	1,444,411

Series NC5, 8.25%, 01/15/2084(d)	3,766,000	3,611,333

Energy Transfer L.P.,
6.05%, 12/01/2026	5,735,000	5,729,105

6.40%, 12/01/2030	885,000	876,306

5.75%, 02/15/2033	606,000	568,546

6.55%, 12/01/2033	1,067,000	1,053,859

Kinder Morgan, Inc.,
4.80%, 02/01/2033	611,000	534,651

5.20%, 06/01/2033	1,602,000	1,444,360

5.45%, 08/01/2052	1,170,000	946,586

MPLX L.P.,
5.00%, 03/01/2033	962,000	852,333

4.95%, 03/14/2052	813,000	603,130

ONEOK, Inc.,
5.55%, 11/01/2026	653,000	645,330

5.65%, 11/01/2028	940,000	917,690

5.80%, 11/01/2030	2,566,000	2,470,958

6.10%, 11/15/2032	451,000	434,837

6.05%, 09/01/2033	2,485,000	2,382,737

6.63%, 09/01/2053	3,536,000	3,307,589

Sabine Pass Liquefaction LLC, 5.90%, 09/15/2037	805,000	771,896

Southern Co. Gas Capital Corp., 5.75%, 09/15/2033	1,206,000	1,148,670

Targa Resources Corp., 5.20%, 07/01/2027	529,000	512,052

TransCanada PipeLines Ltd. (Canada), 6.20%, 03/09/2026	61,000	60,978

Western Midstream Operating L.P., 6.15%, 04/01/2033	1,334,000	1,262,929

Williams Cos., Inc. (The),
5.30%, 08/15/2028	3,943,000	3,801,912

5.65%, 03/15/2033	1,593,000	1,503,779

		38,920,233

Other Specialty Retail–0.03%
Tractor Supply Co., 5.25%, 05/15/2033	649,000	594,422

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Core Bond Fund

	Principal Amount	Value
Packaged Foods & Meats–0.39%
J. M. Smucker Co. (The),
6.20%, 11/15/2033	$1,536,000	$1,493,707

6.50%, 11/15/2043	1,012,000	961,188

6.50%, 11/15/2053	1,217,000	1,148,430

Mars, Inc.,
4.55%, 04/20/2028(b)	2,193,000	2,108,366

4.65%, 04/20/2031(b)	1,109,000	1,030,889

McCormick & Co., Inc., 4.95%, 04/15/2033	551,000	496,937

		7,239,517

Passenger Airlines–0.44%
American Airlines Pass-Through Trust,
Series 2021-1, Class B, 3.95%, 07/11/2030	1,810,900	1,557,938

Series 2021-1, Class A, 2.88%, 07/11/2034	660,571	533,752

Delta Air Lines, Inc./SkyMiles IP Ltd.,
4.50%, 10/20/2025(b)	525,688	511,071

4.75%, 10/20/2028(b)	1,363,172	1,281,939

United Airlines Pass-Through Trust,
Series 2020-1, Class A, 5.88%, 10/15/2027	585,520	577,165

Series 2019-2, Class AA, 2.70%, 05/01/2032	6,013	4,893

5.80%, 07/15/2037	3,998,000	3,760,773

		8,227,531

Personal Care Products–0.29%
Kenvue, Inc.,
5.05%, 03/22/2028	845,000	829,580

5.00%, 03/22/2030	1,575,000	1,516,296

4.90%, 03/22/2033	1,844,000	1,729,070

5.10%, 03/22/2043	819,000	725,070

5.20%, 03/22/2063	796,000	676,438

		5,476,454

Pharmaceuticals–1.16%
Bristol-Myers Squibb Co.,
5.75%, 02/01/2031	3,656,000	3,636,998

5.90%, 11/15/2033	2,262,000	2,250,046

6.25%, 11/15/2053	1,483,000	1,470,571

6.40%, 11/15/2063	2,051,000	2,036,359

Eli Lilly and Co.,
4.70%, 02/27/2033	1,273,000	1,196,115

4.88%, 02/27/2053	1,225,000	1,062,653

4.95%, 02/27/2063	686,000	584,835

Merck & Co., Inc.,
4.90%, 05/17/2044	3,515,000	3,041,684

5.00%, 05/17/2053	950,000	811,999

5.15%, 05/17/2063	1,165,000	993,664

Pfizer Investment Enterprises Pte. Ltd.,
4.75%, 05/19/2033	1,913,000	1,759,111

5.30%, 05/19/2053	3,298,000	2,887,748

		21,731,783

Precious Metals & Minerals–0.06%
Anglo American Capital PLC (South Africa), 3.63%, 09/11/2024(b)	1,168,000	1,141,237

	Principal Amount	Value
Property & Casualty Insurance–0.04%
Travelers Cos., Inc. (The), 5.45%, 05/25/2053	$891,000	$801,643

Rail Transportation–0.28%
Norfolk Southern Corp.,
5.05%, 08/01/2030	2,021,000	1,911,650

5.35%, 08/01/2054	1,859,000	1,588,129

Union Pacific Corp.,
4.50%, 01/20/2033	1,044,000	945,838

5.15%, 01/20/2063	1,055,000	872,251

		5,317,868

Regional Banks–1.32%
Citizens Financial Group, Inc., 2.64%, 09/30/2032	989,000	658,163

Huntington Bancshares, Inc., 6.21%, 08/21/2029(d)	5,914,000	5,686,754

M&T Bank Corp., 5.05%, 01/27/2034(d)	1,103,000	923,765

Morgan Stanley Bank N.A.,
5.48%, 07/16/2025	1,843,000	1,835,524

4.75%, 04/21/2026	1,490,000	1,451,673

5.88%, 10/30/2026	5,080,000	5,077,098

Truist Financial Corp.,
6.05%, 06/08/2027(d)	2,002,000	1,961,536

4.87%, 01/26/2029(d)	1,190,000	1,098,770

7.16%, 10/30/2029(d)	2,241,000	2,254,818

4.92%, 07/28/2033(d)	1,434,000	1,171,652

6.12%, 10/28/2033(d)	801,000	742,116

5.87%, 06/08/2034(d)	2,144,000	1,951,285

		24,813,154

Restaurants–0.65%
McDonald’s Corp.,
4.80%, 08/14/2028	5,414,000	5,223,823

4.95%, 08/14/2033	4,507,000	4,183,511

5.15%, 09/09/2052	932,000	786,338

5.45%, 08/14/2053	2,304,000	2,032,584

		12,226,256

Retail REITs–0.08%
NNN REIT, Inc., 5.60%, 10/15/2033	1,114,000	1,027,546

Realty Income Corp., 5.63%, 10/13/2032	531,000	501,443

		1,528,989

Self-Storage REITs–0.26%
Extra Space Storage L.P., 5.70%, 04/01/2028	608,000	592,813

Public Storage Operating Co.,
5.13%, 01/15/2029	452,000	440,746

5.10%, 08/01/2033	2,604,000	2,414,683

5.35%, 08/01/2053	1,559,000	1,343,465

		4,791,707

Semiconductors–0.15%
Foundry JV Holdco LLC, 5.88%, 01/25/2034(b)	2,965,000	2,753,635

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Core Bond Fund

	Principal Amount	Value

Single-Family Residential REITs–0.30%
Invitation Homes Operating Partnership L.P., 5.45%, 08/15/2030	$6,056,000	$5,649,816

Specialized Consumer Services–0.05%
Ashtead Capital, Inc. (United Kingdom), 5.55%, 05/30/2033(b)	1,140,000	1,022,350

Systems Software–0.23%
Oracle Corp.,
6.25%, 11/09/2032	999,000	990,069

4.90%, 02/06/2033	1,606,000	1,442,906

6.90%, 11/09/2052	1,091,000	1,075,866

5.55%, 02/06/2053	880,000	731,707

		4,240,548

Technology Hardware, Storage & Peripherals–0.05%
Leidos, Inc., 5.75%, 03/15/2033	967,000	899,365

Tobacco–1.08%
B.A.T Capital Corp. (United Kingdom),
7.08%, 08/02/2043	1,063,000	969,710

7.08%, 08/02/2053	879,000	785,044

Philip Morris International, Inc.,
5.13%, 11/17/2027	840,000	819,133

4.88%, 02/15/2028	3,960,000	3,806,889

5.25%, 09/07/2028	3,173,000	3,089,333

5.13%, 02/15/2030	4,388,000	4,135,221

5.38%, 02/15/2033	4,351,000	4,021,692

5.63%, 09/07/2033	2,823,000	2,651,812

		20,278,834

Transaction & Payment Processing Services–0.45%
Fiserv, Inc.,
5.38%, 08/21/2028	3,646,000	3,567,510

5.63%, 08/21/2033	2,784,000	2,612,602

Mastercard, Inc.,
4.85%, 03/09/2033	2,363,000	2,224,464

		8,404,576

Wireless Telecommunication Services–0.35%
T-Mobile USA, Inc.,
5.05%, 07/15/2033	1,316,000	1,189,761

5.75%, 01/15/2034	3,219,000	3,055,220

5.65%, 01/15/2053	1,651,000	1,427,975

6.00%, 06/15/2054	1,034,000	939,455

		6,612,411

Total U.S. Dollar Denominated Bonds & Notes (Cost $868,588,904)		821,094,376

	Principal Amount	Value
U.S. Government Sponsored Agency Mortgage-Backed Securities–31.57%
Collateralized Mortgage Obligations–0.41%
Fannie Mae Interest STRIPS, IO,
7.50%, 01/25/2024 to 11/25/2029(g)	$7,162	$922

6.50%, 04/25/2029 to 02/25/2033(g)	973,018	144,985

7.00%, 04/25/2032(g)	589,130	115,061

6.00%, 06/25/2033 to 03/25/2036(g)	637,944	102,463

5.50%, 09/25/2033 to 06/25/2035(g)	1,115,119	178,012

Fannie Mae REMICs,
4.50%, 08/25/2025	2,903	2,865

5.50%, 12/25/2025 to 07/25/2046(g)	1,986,638	1,142,407

7.00%, 07/25/2026 to 04/25/2033(g)	418,188	57,545

4.00%, 08/25/2026 to 08/25/2047(g)	1,063,385	174,420

6.50%, 10/25/2028 to 10/25/2031	100,125	100,051

6.00%, 11/25/2028	52,195	51,766

7.50%, 12/25/2029	305,454	309,233

6.44% (30 Day Average SOFR + 1.11%), 07/25/2032(c)	46,979	47,445

5.84% (30 Day Average SOFR + 0.51%), 03/25/2033(c)	12,722	12,572

5.69% (30 Day Average SOFR + 0.36%), 08/25/2035(c)	37,056	36,364

4.27% (24.20% - (3.67 x (30 Day Average SOFR + 0.11%))), 06/25/2036(c)	106,687	108,730

6.38% (30 Day Average SOFR + 1.05%), 06/25/2037(c)	69,265	69,002

5.00%, 04/25/2040	67,020	65,909

IO, 2.71% (8.15% - (30 Day Average SOFR + 0.11%)), 04/25/2027(c)(g)	33,261	1,346

3.00%, 11/25/2027(g)	721,679	25,769

1.66% (7.10% - (30 Day Average SOFR + 0.11%)), 11/25/2030(c)(g)	9,582	452

4.36% (9.80% - (30 Day Average SOFR + 0.11%)), 03/17/2031(c)(g)	16	0

2.31% (7.75% - (30 Day Average SOFR + 0.11%)), 07/25/2031 to 02/25/2032(c)(g)	44,178	3,469

2.41% (7.85% - (30 Day Average SOFR + 0.11%)), 11/18/2031(c)(g)	38,363	2,851

2.46% (7.90% - (30 Day Average SOFR + 0.11%)), 11/25/2031(c)(g)	94,171	7,361

1.81% (7.25% - (30 Day Average SOFR + 0.11%)), 01/25/2032(c)(g)	68,632	5,321

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco Core Bond Fund

	Principal Amount	Value
Collateralized Mortgage Obligations–(continued)
2.51% (7.95% - (30 Day Average SOFR + 0.11%)), 01/25/2032 to 07/25/2032(c)(g)	$108,429	$7,109

2.66% (8.10% - (30 Day Average SOFR + 0.11%)), 02/25/2032 to 03/25/2032(c)(g)	12,478	650

1.00% (8.00% - (30 Day Average SOFR + 0.11%)), 04/25/2032(c)(g)	118,570	2,613

1.56% (7.00% - (30 Day Average SOFR + 0.11%)), 04/25/2032 to 09/25/2032(c)(g)	306,446	20,221

2.56% (8.00% - (30 Day Average SOFR + 0.11%)), 04/25/2032 to 12/25/2032(c)(g)	227,411	21,604

2.56% (8.00% - (30 Day Average SOFR + 0.11%)), 12/18/2032(c)(g)	144,931	13,310

2.66% (8.10% - (30 Day Average SOFR + 0.11%)), 12/18/2032(c)(g)	41,333	2,945

2.76% (8.20% - (30 Day Average SOFR + 0.11%)), 01/25/2033(c)(g)	212,871	18,870

2.81% (8.25% - (30 Day Average SOFR + 0.11%)), 02/25/2033 to 05/25/2033(c)(g)	145,360	17,389

2.11% (7.55% - (30 Day Average SOFR + 0.11%)), 10/25/2033(c)(g)	161,159	14,762

1.26% (6.70% - (30 Day Average SOFR + 0.11%)), 02/25/2035 to 05/25/2035(c)(g)	341,262	20,146

1.31% (6.75% - (30 Day Average SOFR + 0.11%)), 03/25/2035(c)(g)	61,501	3,299

1.16% (6.60% - (30 Day Average SOFR + 0.11%)), 05/25/2035(c)(g)	212,079	9,596

3.50%, 08/25/2035(g)	3,383,926	396,036

0.66% (6.10% - (30 Day Average SOFR + 0.11%)), 10/25/2035(c)(g)	169,365	9,663

1.14% (6.58% - (30 Day Average SOFR + 0.11%)), 06/25/2036(c)(g)	10,693	763

0.61% (6.05% - (30 Day Average SOFR + 0.11%)), 07/25/2038(c)(g)	72,357	1,236

1.11% (6.55% - (30 Day Average SOFR + 0.11%)), 10/25/2041(c)(g)	314,331	18,954

0.71% (6.15% - (30 Day Average SOFR + 0.11%)), 12/25/2042(c)(g)	793,692	58,295

0.46% (5.90% - (30 Day Average SOFR + 0.11%)), 09/25/2047(c)(g)	5,587,383	289,624

	Principal Amount	Value
Collateralized Mortgage Obligations–(continued)
Freddie Mac Multifamily Structured Pass-Through Ctfs.,
Series KC02, Class X1, IO, 1.91%, 03/25/2024(g)	$62,465,598	$171,699

Series KC03, Class X1, IO, 0.63%, 11/25/2024(g)	40,157,695	160,643

Series K734, Class X1, IO, 0.65%, 02/25/2026(g)	32,503,170	347,170

Series K735, Class X1, IO, 1.10%, 05/25/2026(g)	33,388,274	637,763

Series K093, Class X1, IO, 0.94%, 05/25/2029(g)	26,750,616	1,102,687

Freddie Mac REMICs, IO,
2.22% (7.65% - (30 Day Average SOFR + 0.11%)), 07/15/2026 to 03/15/2029(c)(g)	106,593	3,988

3.00%, 06/15/2027 to 05/15/2040(g)	2,453,821	92,005

2.50%, 05/15/2028(g)	579,626	20,948

2.27% (7.70% - (30 Day Average SOFR + 0.11%)), 03/15/2029(c)(g)	12,838	278

2.67% (8.10% - (30 Day Average SOFR + 0.11%)), 09/15/2029(c)(g)	5,914	274

2.32% (7.75% - (30 Day Average SOFR + 0.11%)), 01/15/2032(c)(g)	88,526	4,993

1.62% (7.05% - (30 Day Average SOFR + 0.11%)), 10/15/2033(c)(g)	190,412	8,887

1.27% (6.70% - (30 Day Average SOFR + 0.11%)), 01/15/2035(c)(g)	198,907	7,341

1.32% (6.75% - (30 Day Average SOFR + 0.11%)), 02/15/2035(c)(g)	137,184	5,367

1.29% (6.72% - (30 Day Average SOFR + 0.11%)), 05/15/2035(c)(g)	713,909	33,206

1.22% (6.65% - (30 Day Average SOFR + 0.11%)), 07/15/2035(c)(g)	330,716	26,883

1.57% (7.00% - (30 Day Average SOFR + 0.11%)), 12/15/2037(c)(g)	66,833	4,952

0.57% (6.00% - (30 Day Average SOFR + 0.11%)), 04/15/2038(c)(g)	38,803	2,237

0.64% (6.07% - (30 Day Average SOFR + 0.11%)), 05/15/2038(c)(g)	984,630	52,904

0.82% (6.25% - (30 Day Average SOFR + 0.11%)), 12/15/2039(c)(g)	257,391	12,333

0.67% (6.10% - (30 Day Average SOFR + 0.11%)), 01/15/2044(c)(g)	881,227	67,182

4.00%, 03/15/2045(g)	267,704	12,559

6.50%, 02/15/2028 to 06/15/2032	493,710	493,652

6.00%, 04/15/2029	30,914	30,684

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco Core Bond Fund

	Principal Amount	Value
Collateralized Mortgage Obligations–(continued)
6.33% (30 Day Average SOFR + 1.01%), 07/15/2031(c)	$37,174	$37,346

7.00%, 03/15/2032	134,231	136,719

3.50%, 05/15/2032	113,573	105,599

6.43% (30 Day Average SOFR + 1.11%), 06/15/2032(c)	160,596	162,226

4.82% (24.75% - (3.67 x (30 Day Average SOFR + 0.11%))), 08/15/2035(c)	30,022	32,666

5.83% (30 Day Average SOFR + 0.51%), 09/15/2035(c)	74,371	72,186

Freddie Mac STRIPS,
IO, 7.00%, 04/01/2027(g)	49,355	3,763

3.00%, 12/15/2027(g)	935,952	42,158

3.27%, 12/15/2027(g)	247,113	10,009

6.50%, 02/01/2028(g)	5,001	450

7.50%, 12/15/2029(g)	16,856	2,274

6.00%, 12/15/2032(g)	53,271	6,386

PO, 0.00%, 06/01/2026(h)	4,414	4,170

		7,609,993

Federal Home Loan Mortgage Corp. (FHLMC)–3.29%
6.00%, 07/01/2024 to 08/01/2053	26,737,918	26,105,000

9.00%, 01/01/2025 to 05/01/2025	358	360

6.50%, 07/01/2028 to 04/01/2034	58,762	59,274

7.00%, 10/01/2031 to 10/01/2037	554,614	575,076

5.50%, 09/01/2039 to 08/01/2053	36,771,722	34,946,108

		61,685,818

Federal National Mortgage Association (FNMA)–2.21%
6.50%, 12/01/2029 to 11/01/2031	364,660	363,296

7.50%, 01/01/2033 to 08/01/2033	408,490	415,574

7.00%, 04/01/2033 to 04/01/2034	224,144	227,292

5.50%, 02/01/2035 to 09/01/2053	34,401,272	32,692,148

4.00%, 05/01/2052	8,824,769	7,699,637

		41,397,947

	Principal Amount	Value
Government National Mortgage Association (GNMA)–6.48%
ARM, 3.63% (1 yr. U.S. Treasury Yield Curve Rate + 1.50%), 07/20/2025 to 07/20/2027(c)	$714	$703

IO, 1.10% (6.55% - (1 mo. Term SOFR + 0.11%)), 04/16/2037(c)(g)	497,726	25,786

1.20% (6.65% - (1 mo. Term SOFR + 0.11%)), 04/16/2041(c)(g)	1,412,386	59,838

4.50%, 09/16/2047(g)	2,432,597	387,845

0.75% (6.20% - (1 mo. Term SOFR + 0.11%)), 10/16/2047(c)(g)	2,081,726	184,461

TBA,
2.50%, 11/01/2053(i)	69,445,000	55,317,283

4.50%, 11/01/2053(i)	39,787,000	35,950,657

5.50%, 11/01/2053(i)	30,947,000	29,595,487

		121,522,060

Uniform Mortgage-Backed Securities–19.18%
TBA,
2.50%, 11/01/2053(i)	80,000,000	61,381,250

3.00%, 11/01/2053(i)	80,000,000	64,019,544

3.50%, 11/01/2053(i)	43,000,000	35,809,819

4.00%, 11/01/2053(i)	16,410,000	14,176,701

4.50%, 11/01/2053(i)	56,409,000	50,370,585

5.00%, 11/01/2053(i)	83,579,000	77,055,921

5.50%, 11/01/2053(i)	59,800,000	56,721,235

		359,535,055

Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $609,515,805)		591,750,873

Asset-Backed Securities–18.92%
Alternative Loan Trust,
Series 2005-21CB, Class A7, 5.50%, 06/25/2035	518,008	386,033

Series 2005-29CB, Class A4, 5.00%, 07/25/2035	238,384	130,089

AMSR Trust, Series 2021-SFR3, Class B, 1.73%, 10/17/2038(b)	4,415,000	3,837,121

Angel Oak Mortgage Trust,
Series 2020-1, Class A1, 2.47%, 12/25/2059(b)(j)	450,676	417,401

Series 2020-3, Class A1, 1.69%, 04/25/2065(b)(j)	1,432,088	1,300,346

Series 2021-3, Class A1, 1.07%, 05/25/2066(b)(j)	912,612	744,879

Series 2021-7, Class A1, 1.98%, 10/25/2066(b)(j)	2,353,881	1,901,000

Series 2022-1, Class A1, 2.88%, 12/25/2066(b)(k)	4,299,938	3,621,415

Series 2023-6, Class A1, 6.50%, 12/25/2067(b)(k)	1,729,321	1,709,567

Avis Budget Rental Car Funding (AESOP) LLC,
Series 2022-1A, Class A, 3.83%, 08/21/2028(b)	6,614,000	6,101,783

Series 2023-1A, Class A, 5.25%, 04/20/2029(b)	1,463,000	1,401,025

Series 2023-4A, Class A, 5.49%, 06/20/2029(b)	5,238,000	5,058,451

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco Core Bond Fund

	Principal Amount	Value
Bain Capital Credit CLO Ltd., Series 2017-2A, Class AR2, 6.82% (3 mo. Term SOFR + 1.44%), 07/25/2034(b)(c)	$7,338,000	$7,273,367

Banc of America Funding Trust,
Series 2007-1, Class 1A3, 6.00%, 01/25/2037	162,988	127,670

Series 2007-C, Class 1A4, 4.13%, 05/20/2036(j)	60,863	52,016

Banc of America Mortgage Trust, Series 2007-1, Class 1A24, 6.00%, 03/25/2037	186,145	142,172

Bank, Series 2019-BNK16, Class XA, IO, 0.94%, 02/15/2052(l)	23,494,483	857,394

Bayview MSR Opportunity Master Fund Trust,
Series 2021-4, Class A3, 3.00%, 10/25/2051(b)(j)	3,531,998	2,718,844

Series 2021-4, Class A4, 2.50%, 10/25/2051(b)(j)	3,532,819	2,598,783

Series 2021-4, Class A8, 2.50%, 10/25/2051(b)(j)	3,276,760	2,706,942

Series 2021-5, Class A1, 3.00%, 11/25/2051(b)(j)	3,720,404	2,863,875

Series 2021-5, Class A2, 2.50%, 11/25/2051(b)(j)	4,539,054	3,338,981

Bear Stearns Adjustable Rate Mortgage Trust,
Series 2005-9, Class A1, 0.76% (1 yr. U.S. Treasury Yield Curve Rate + 2.30%), 10/25/2035(c)	133,855	122,978

Series 2006-1, Class A1, 0.65% (1 yr. U.S. Treasury Yield Curve Rate + 2.25%), 02/25/2036(c)	322,134	295,188

Benchmark Mortgage Trust, Series 2018-B1, Class XA, IO, 0.54%, 01/15/2051(l)	25,144,017	443,505

BRAVO Residential Funding Trust, Series 2021-NQM2, Class A1, 0.97%, 03/25/2060(b)(j)	727,571	668,915

BX Commercial Mortgage Trust,
Series 2021-ACNT, Class A, 6.30% (1 mo. Term SOFR + 0.96%), 11/15/2038(b)(c)	2,220,000	2,173,993

Series 2021-VOLT, Class A, 6.15% (1 mo. Term SOFR + 0.81%), 09/15/2036(b)(c)	4,080,000	3,957,336

Series 2021-VOLT, Class B, 6.40% (1 mo. Term SOFR + 1.06%), 09/15/2036(b)(c)	3,595,000	3,478,614

BX Trust,
Series 2022-CLS, Class A, 5.76%, 10/13/2027(b)	1,625,000	1,565,035

Series 2022-LBA6, Class A, 6.33% (1 mo. Term SOFR + 1.00%), 01/15/2039(b)(c)	3,670,000	3,585,077

Series 2022-LBA6, Class B, 6.63% (1 mo. Term SOFR + 1.30%), 01/15/2039(b)(c)	2,265,000	2,207,482

Series 2022-LBA6, Class C, 6.93% (1 mo. Term SOFR + 1.60%), 01/15/2039(b)(c)	1,215,000	1,181,393

	Principal Amount	Value
CarMax Auto Owner Trust, Series 2022-4, Class A4, 5.70%, 07/17/2028	$7,031,000	$6,988,673

CD Mortgage Trust, Series 2017- CD6, Class XA, IO, 0.87%, 11/13/2050(l)	9,992,787	224,145

Cedar Funding IX CLO Ltd., Series 2018-9A, Class A1, 6.66% (3 mo. Term SOFR + 1.24%), 04/20/2031(b)(c)	3,626,639	3,611,447

Chase Home Lending Mortgage Trust, Series 2019-ATR1, Class A15, 4.00%, 04/25/2049(b)(j)	64,871	57,357

Chase Mortgage Finance Trust, Series 2005-A2, Class 1A3, 4.05%, 01/25/2036(j)	358,563	318,014

CIFC Funding Ltd. (Cayman Islands),
Series 2014-5A, Class A1R2, 6.86% (3 mo. Term SOFR + 1.46%), 10/17/2031(b)(c)	1,497,000	1,495,238

Series 2016-1A, Class ARR, 6.68% (3 mo. Term SOFR + 1.34%), 10/21/2031(b)(c)	1,538,000	1,526,746

Citigroup Commercial Mortgage Trust,
Series 2013-GC17, Class XA, IO, 0.79%, 11/10/2046(l)	1,187,971	12

Series 2014-GC21, Class AA, 3.48%, 05/10/2047	132,756	132,514

Series 2017-C4, Class XA, IO, 1.02%, 10/12/2050(l)	23,960,399	734,983

Citigroup Mortgage Loan Trust, Series 2021-INV3, Class A3, 2.50%, 05/25/2051(b)(j)	3,548,844	2,614,989

Citigroup Mortgage Loan Trust, Inc., Series 2006-AR1, Class 1A1, 7.11% (1 yr. U.S. Treasury Yield Curve Rate + 2.40%), 10/25/2035(c)	570,810	538,606

COLT Mortgage Loan Trust,
Series 2020-2, Class A1, 1.85%, 03/25/2065(b)(j)	30,007	29,804

Series 2021-5, Class A1, 1.73%, 11/26/2066(b)(j)	1,766,435	1,434,276

Series 2022-1, Class A1, 2.28%, 12/27/2066(b)(j)	2,573,696	2,156,254

Series 2022-2, Class A1, 2.99%, 02/25/2067(b)(k)	2,506,818	2,144,165

Series 2022-3, Class A1, 3.90%, 02/25/2067(b)(j)	3,486,650	3,091,747

COMM Mortgage Trust,
Series 2014-CR20, Class ASB, 3.31%, 11/10/2047	198,741	195,447

Series 2014-LC15, Class AM, 4.20%, 04/10/2047	2,865,000	2,817,576

Series 2014-UBS6, Class AM, 4.05%, 12/10/2047	5,720,000	5,307,246

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco Core Bond Fund

	Principal Amount	Value
Credit Suisse Mortgage Capital Trust,
Series 2021-NQM1, Class A1, 0.81%, 05/25/2065(b)(j)	$593,022	$491,667

Series 2021-NQM2, Class A1, 1.18%, 02/25/2066(b)(j)	814,239	671,054

Series 2022-ATH1, Class A1A, 2.87%, 01/25/2067(b)(j)	3,230,069	2,935,295

Series 2022-ATH1, Class A1B, 3.35%, 01/25/2067(b)(j)	1,890,000	1,525,746

Series 2022-ATH2, Class A1, 4.55%, 05/25/2067(b)(j)	3,566,257	3,335,256

CSAIL Commercial Mortgage Trust, Series 2020-C19, Class A3, 2.56%, 03/15/2053	10,613,000	8,438,251

CSMC Mortgage-Backed Trust, Series 2006-6, Class 1A4, 6.00%, 07/25/2036	574,248	281,006

Dryden 93 CLO Ltd., Series 2021-93A, Class A1A, 6.74% (3 mo. Term SOFR + 1.34%), 01/15/2034(b)(c)	1,078,634	1,069,228

Ellington Financial Mortgage Trust,
Series 2020-1, Class A1, 2.01%, 05/25/2065(b)(j)	164,731	158,061

Series 2021-1, Class A1, 0.80%, 02/25/2066(b)(j)	271,201	219,260

Series 2022-1, Class A1, 2.21%, 01/25/2067(b)(j)	2,473,754	1,983,388

Series 2022-3, Class A1, 5.00%, 08/25/2067(b)(k)	3,277,947	3,099,532

Extended Stay America Trust, Series 2021-ESH, Class B, 6.83% (1 mo. Term SOFR + 1.49%), 07/15/2038(b)(c)	1,638,915	1,610,295

First Horizon Alternative Mortgage Securities Trust, Series 2005- FA8, Class 1A6, 5.50% (1 mo. Term SOFR + 0.76%), 11/25/2035(c)	350,829	153,575

Flagstar Mortgage Trust,
Series 2021-11IN, Class A6, 3.70%, 11/25/2051(b)(j)	5,582,152	4,596,914

Series 2021-8INV, Class A6, 2.50%, 09/25/2051(b)(j)	1,198,135	983,179

FREMF Mortgage Trust,
Series 2015-K44, Class B, 3.72%, 01/25/2048(b)(j)	1,175,000	1,136,002

Series 2017-K62, Class B, 3.88%, 01/25/2050(b)(j)	1,040,000	971,030

Series 2017-K724, Class B, 5.26%, 12/25/2049(b)(j)	780,000	776,529

Frontier Issuer LLC, Series 2023-1, Class A2, 6.60%, 08/20/2053(b)	4,952,710	4,711,315

GoldenTree Loan Management US CLO 1 Ltd., Series 2021-9A, Class A, 6.75% (3 mo. Term SOFR + 1.33%), 01/20/2033(b)(c)	1,712,000	1,704,741

GoldenTree Loan Management US CLO 5 Ltd., Series 2019-5A, Class AR, 6.75% (3 mo. Term SOFR + 1.33%), 10/20/2032(b)(c)	2,190,000	2,177,309

	Principal Amount	Value
Golub Capital Partners CLO 40(B) Ltd., Series 2019-40A, Class AR, 6.73% (3 mo. Term SOFR + 1.35%), 01/25/2032(b)(c)	$5,264,000	$5,198,426

GS Mortgage Securities Trust, Series 2020-GC47, Class A5, 2.38%, 05/12/2053	3,780,000	2,985,740

GS Mortgage-Backed Securities Trust, Series 2021-INV1, Class A6, 2.50%, 12/25/2051(b)(j)	2,942,516	2,430,287

GSR Mortgage Loan Trust, Series 2005-AR4, Class 6A1, 4.65%, 07/25/2035(j)	48,677	43,427

Hertz Vehicle Financing III L.P.,
Series 2021-2A, Class A, 1.68%, 12/27/2027(b)	1,322,000	1,158,599

Series 2021-2A, Class B, 2.12%, 12/27/2027(b)	705,000	618,448

Hertz Vehicle Financing LLC, Series 2021-1A, Class B, 1.56%, 12/26/2025(b)	432,000	411,284

HPEFS Equipment Trust, Series 2023-2A, Class A2, 6.04%, 01/21/2031(b)	1,470,000	1,469,782

IP Lending VII Ltd., Series 2022-7A, Class SNR, 8.00%, 10/11/2027(b)(f)	5,493,000	5,493,000

JP Morgan Chase Commercial Mortgage Securities Trust,
Series 2013-C16, Class AS, 4.52%, 12/15/2046	1,933,614	1,927,040

Series 2013-LC11, Class AS, 3.22%, 04/15/2046	544,846	509,023

Series 2014-C20, Class AS, 4.04%, 07/15/2047	3,950,000	3,857,699

JP Morgan Mortgage Trust,
Series 2007-A1, Class 5A1, 4.43%, 07/25/2035(j)	197,446	189,770

Series 2021-LTV2, Class A1, 2.52%, 05/25/2052(b)(j)	4,189,942	3,174,523

JPMBB Commercial Mortgage Securities Trust,
Series 2014-C25, Class AS, 4.07%, 11/15/2047	6,036,000	5,805,900

Series 2015-C27, Class XA, IO, 1.14%, 02/15/2048(l)	30,896,264	296,647

Series 2015-C28, Class AS, 3.53%, 10/15/2048	3,400,000	3,200,618

KKR CLO 30 Ltd., Series 30A, Class A1R, 6.68% (3 mo. Term SOFR + 1.28%), 10/17/2031(b)(c)	3,771,000	3,754,811

Lehman Structured Securities Corp., Series 2002-GE1, Class A, 0.00%, 07/26/2024(b)(j)	5,541	122

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19	Invesco Core Bond Fund

	Principal Amount	Value
Life Mortgage Trust,
Series 2021-BMR, Class A, 6.15% (1 mo. Term SOFR + 0.81%), 03/15/2038(b)(c)	$2,255,916	$2,203,747

Series 2021-BMR, Class B, 6.33% (1 mo. Term SOFR + 0.99%), 03/15/2038(b)(c)	3,671,394	3,574,434

Series 2021-BMR, Class C, 6.55% (1 mo. Term SOFR + 1.21%), 03/15/2038(b)(c)	1,543,263	1,491,302

Madison Park Funding XLVIII Ltd., Series 2021-48A, Class A, 6.81% (3 mo. Term SOFR + 1.41%), 04/19/2033(b)(c)	10,755,000	10,686,803

Med Trust, Series 2021-MDLN, Class A, 6.40% (1 mo. Term SOFR + 1.06%), 11/15/2038(b)(c)	2,647,295	2,573,071

Mello Mortgage Capital Acceptance Trust,
Series 2021-INV2, Class A4, 2.50%, 08/25/2051(b)(j)	2,292,202	1,890,801

Series 2021-INV3, Class A4, 2.50%, 10/25/2051(b)(j)	2,236,438	1,840,539

MFA Trust, Series 2021-INV2, Class A1, 1.91%, 11/25/2056(b)(j)	2,952,580	2,400,726

MHP Commercial Mortgage Trust,
Series 2021-STOR, Class A, 6.15% (1 mo. Term SOFR + 0.81%), 07/15/2038(b)(c)	1,945,000	1,906,702

Series 2021-STOR, Class B, 6.35% (1 mo. Term SOFR + 1.01%), 07/15/2038(b)(c)	1,460,000	1,421,585

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C19, Class AS, 3.83%, 12/15/2047	5,035,000	4,818,219

Morgan Stanley Capital I Trust, Series 2017-HR2, Class XA, IO, 0.85%, 12/15/2050(l)	10,586,767	303,256

Neuberger Berman Loan Advisers CLO 24 Ltd., Series 2017-24A, Class AR, 6.68% (3 mo. Term SOFR + 1.28%), 04/19/2030(b)(c)	4,579,318	4,567,618

Neuberger Berman Loan Advisers CLO 40 Ltd., Series 2021-40A, Class A, 6.72% (3 mo. Term SOFR + 1.32%), 04/16/2033(b)(c)	3,402,000	3,386,967

New Residential Mortgage Loan Trust, Series 2022-NQM2, Class A1, 3.08%, 03/27/2062(b)(j)	2,351,759	2,027,845

OBX Trust,
Series 2022-NQM1, Class A1, 2.31%, 11/25/2061(b)(j)	3,038,316	2,485,786

Series 2022-NQM2, Class A1, 2.95%, 01/25/2062(b)(j)	3,615,763	3,055,127

Series 2022-NQM2, Class A1A, 2.78%, 01/25/2062(b)(k)	2,276,430	2,010,577

Series 2022-NQM2, Class A1B, 3.38%, 01/25/2062(b)(k)	2,305,000	1,753,876

Series 2022-NQM8, Class A1, 6.10%, 09/25/2062(b)(k)	4,693,799	4,627,182

	Principal Amount	Value
Oceanview Mortgage Trust, Series 2021-3, Class A5, 2.50%, 07/25/2051(b)(j)	$2,576,993	$2,143,428

OCP CLO Ltd. (Cayman Islands),
Series 2017-13A, Class A1AR, 6.62% (3 mo. Term SOFR + 1.22%), 07/15/2030(b)(c)	3,098,488	3,080,972

Series 2020-8RA, Class A1, 6.88% (3 mo. Term SOFR + 1.48%), 01/17/2032(b)(c)	6,027,000	6,008,262

Octagon Investment Partners 31 Ltd., Series 2017-1A, Class AR, 6.73% (3 mo. Term SOFR + 1.31%), 07/20/2030(b)(c)	4,436,576	4,418,812

Octagon Investment Partners 49 Ltd., Series 2020-5A, Class A1, 6.88% (3 mo. Term SOFR + 1.48%), 01/15/2033(b)(c)	5,507,000	5,496,658

OHA Loan Funding Ltd., Series 2016-1A, Class AR, 6.94% (3 mo. Term SOFR + 1.52%), 01/20/2033(b)(c)	5,076,061	5,067,244

Onslow Bay Mortgage Loan Trust, Series 2021-NQM4, Class A1, 1.96%, 10/25/2061(b)(j)	3,592,619	2,790,469

Progress Residential Trust,
Series 2021-SFR10, Class A, 2.39%, 12/17/2040(b)	2,390,044	1,980,742

Series 2022-SFR5, Class A, 4.45%, 06/17/2039(b)	3,193,947	3,009,065

Qdoba Funding LLC, Series 2023-1A, Class A2, 8.50%, 09/14/2053(b)	5,757,000	5,682,981

Race Point VIII CLO Ltd., Series 2013-8A, Class AR2, 6.68% (3 mo. Term SOFR + 1.30%), 02/20/2030(b)(c)	3,472,587	3,457,540

Residential Accredit Loans, Inc. Trust,
Series 2006-QS13, Class 1A8, 6.00%, 09/25/2036	44,053	31,543

Series 2007-QS6, Class A28, 5.75%, 04/25/2037	234,201	175,385

Residential Mortgage Loan Trust, Series 2020-1, Class A1, 2.38%, 01/26/2060(b)(j)	342,799	325,625

RUN Trust, Series 2022-NQM1, Class A1, 4.00%, 03/25/2067(b)	1,961,589	1,773,676

SG Residential Mortgage Trust,
Series 2022-1, Class A1, 3.17%, 03/27/2062(b)(j)	4,163,923	3,564,418

Series 2022-1, Class A2, 3.58%, 03/27/2062(b)(j)	1,756,516	1,478,285

Sonic Capital LLC,
Series 2021-1A, Class A2I, 2.19%, 08/20/2051(b)	1,821,250	1,466,137

Series 2021-1A, Class A2II, 2.64%, 08/20/2051(b)	1,782,083	1,309,338

STAR Trust, Series 2021-1, Class A1, 1.22%, 05/25/2065(b)(j)	1,654,286	1,432,870

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20	Invesco Core Bond Fund

	Principal Amount	Value
Starwood Mortgage Residential Trust,
Series 2020-1, Class A1, 2.28%, 02/25/2050(b)(j)	$113,601	$105,436

Series 2021-6, Class A1, 1.92%, 11/25/2066(b)(j)	4,405,049	3,418,204

Series 2022-1, Class A1, 2.45%, 12/25/2066(b)(j)	3,218,361	2,636,325

Symphony CLO XXII Ltd., Series 2020-22A, Class A1A, 6.95% (3 mo. Term SOFR + 1.55%), 04/18/2033(b)(c)	3,000,000	2,988,288

Textainer Marine Containers VII Ltd., Series 2021-2A, Class A, 2.23%, 04/20/2046(b)	3,367,200	2,871,336

TICP CLO XV Ltd., Series 2020-15A, Class A, 6.96% (3 mo. Term SOFR + 1.54%), 04/20/2033(b)(c)	4,685,000	4,667,745

Tricon American Homes Trust, Series 2020-SFR2, Class A, 1.48%, 11/17/2039(b)	4,000,216	3,361,415

UBS Commercial Mortgage Trust, Series 2017-C5, Class XA, IO, 1.07%, 11/15/2050(l)	15,529,249	412,269

Verus Securitization Trust,
Series 2020-1, Class A1, 2.42%, 01/25/2060(b)(k)	707,503	664,578

Series 2020-1, Class A2, 2.64%, 01/25/2060(b)(k)	891,540	838,983

Series 2020-INV1, Class A1, 0.33%, 03/25/2060(b)(j)	83,282	81,811

Series 2021-1, Class A1B, 1.32%, 01/25/2066(b)(j)	783,842	650,223

Series 2021-7, Class A1, 1.83%, 10/25/2066(b)(j)	3,482,587	2,875,922

Series 2021-R1, Class A1, 0.82%, 10/25/2063(b)(j)	1,042,246	929,373

Series 2022-1, Class A1, 2.72%, 01/25/2067(b)(k)	2,401,017	2,039,151

Series 2022-3, Class A1, 4.13%, 02/25/2067(b)(k)	3,667,478	3,254,004

Series 2022-7, Class A1, 5.15%, 07/25/2067(b)(k)	1,227,444	1,182,721

Series 2022-INV2, Class A1, 6.79%, 10/25/2067(b)(k)	1,753,434	1,744,105

Visio Trust, Series 2020-1R, Class A1, 1.31%, 11/25/2055(b)	723,521	638,695

WaMu Mortgage Pass-Through Ctfs. Trust,
Series 2003-AR10, Class A7, 5.89%, 10/25/2033(j)	179,809	166,321

Series 2005-AR14, Class 1A4, 4.35%, 12/25/2035(j)	270,836	237,679

Series 2005-AR16, Class 1A1, 3.94%, 12/25/2035(j)	283,670	249,128

Wells Fargo Commercial Mortgage Trust,
Series 2015-NXS1, Class ASB, 2.93%, 05/15/2048	468,749	465,169

Series 2017-C42, Class XA, IO, 0.86%, 12/15/2050(l)	17,665,033	500,586

	Principal Amount	Value
WFRBS Commercial Mortgage Trust,
Series 2013-C14, Class AS, 3.49%, 06/15/2046	$681,198	$628,107

Series 2014-C20, Class AS, 4.18%, 05/15/2047	1,693,000	1,595,156

Series 2014-C25, Class AS, 3.98%, 11/15/2047	5,225,000	4,949,266

Series 2014-LC14, Class AS, 4.35%, 03/15/2047(j)	2,174,838	2,165,478

Zaxby’s Funding LLC, Series 2021-1A, Class A2, 3.24%, 07/30/2051(b)	5,723,263	4,694,101

Total Asset-Backed Securities (Cost $394,769,544)		354,672,876

U.S. Treasury Securities–11.07%
U.S. Treasury Bonds–3.61%
4.38%, 08/15/2043	29,706,500	26,499,126

3.63%, 05/15/2053	52,817,900	41,181,457

		67,680,583

U.S. Treasury Notes–7.46%
5.00%, 10/31/2025	103,356,600	103,235,479

4.63%, 10/15/2026	744,000	738,507

4.88%, 10/31/2030	1,747,700	1,744,423

3.88%, 08/15/2033	37,035,800	34,093,190

		139,811,599

Total U.S. Treasury Securities (Cost $214,916,799)		207,492,182

Agency Credit Risk Transfer Notes–0.58%
Fannie Mae Connecticut Avenue Securities,
Series 2022-R03, Class 1M1, 7.42% (30 Day Average SOFR + 2.10%), 03/25/2042(b)(c)	3,264,170	3,295,615

Series 2022-R04, Class 1M1, 7.32% (30 Day Average SOFR + 2.00%), 03/25/2042(b)(c)	1,679,801	1,689,202

Series 2023-R02, Class 1M1, 7.62% (30 Day Average SOFR + 2.30%), 01/25/2043(b)(c)	1,259,774	1,277,103

Freddie Mac,
Series 2014-DN3, Class M3, STACR®, 9.44% (30 Day Average SOFR + 4.11%), 08/25/2024(c)	453,484	454,590

Series 2022-DNA3, Class M1A, STACR®, 7.32% (30 Day Average SOFR + 2.00%), 04/25/2042(b)(c)	2,371,653	2,394,038

Series 2022-DNA6, Class M1, STACR®, 7.47% (30 Day Average SOFR + 2.15%), 09/25/2042(b)(c)	760,688	766,981

Series 2023-DNA1, Class M1, STACR®, 7.42% (30 Day Average SOFR + 2.10%), 03/25/2043(b)(c)	1,057,716	1,065,948

Total Agency Credit Risk Transfer Notes (Cost $10,852,207)		10,943,477

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21	Invesco Core Bond Fund

	Shares	Value
Preferred Stocks–0.30%
Diversified Financial Services–0.30%
Apollo Global Management, Inc., 7.63%, Pfd. (Cost $5,384,375)(d)	215,375	$5,634,210

	Principal Amount
Municipal Obligations–0.28%
California (State of) Health Facilities Financing Authority (Social Bonds),
Series 2022, RB, 4.19%, 06/01/2037	$1,370,000	1,159,768

Series 2022, RB, 4.35%, 06/01/2041	995,000	813,558

Texas (State of) Transportation Commission (Central Texas Turnpike System), Series 2020 C, Ref. RB, 3.03%, 08/15/2041	4,965,000	3,270,280

Total Municipal Obligations (Cost $7,373,110)		5,243,606

	Shares	Value
Common Stocks & Other Equity Interests–0.00%
Agricultural Products & Services–0.00%
Locus Agriculture Solutions, Inc., Wts., expiring 12/31/2032 (Cost $0)(f)(m)	28	$0

Money Market Funds–19.20%
Invesco Government & Agency Portfolio, Institutional Class, 5.27%(n)(o)	126,743,663	126,743,663

Invesco Liquid Assets Portfolio, Institutional Class, 5.40%(n)(o)	88,411,554	88,438,077

Invesco Treasury Portfolio, Institutional Class, 5.27%(n)(o)	144,849,901	144,849,901

Total Money Market Funds (Cost $360,009,166)		360,031,641

TOTAL INVESTMENTS IN SECURITIES–125.72% (Cost $2,471,409,910)		2,356,863,241

OTHER ASSETS LESS LIABILITIES–(25.72)%		(482,209,730)

NET ASSETS–100.00%		$1,874,653,511

Investment Abbreviations:

ARM	– Adjustable Rate Mortgage
Ctfs.	– Certificates
IO	– Interest Only
Pfd.	– Preferred
PO	– Principal Only
RB	– Revenue Bonds
Ref.	– Refunding
REIT	– Real Estate Investment Trust
REMICs	– Real Estate Mortgage Investment Conduits
SOFR	– Secured Overnight Financing Rate
STRIPS	– Separately Traded Registered Interest and Principal Security
TBA	– To Be Announced
Wts.	– Warrants

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22	Invesco Core Bond Fund

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2023 was $448,895,627, which represented 23.95% of the Fund’s Net Assets.

(c)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on October 31, 2023.
(d)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(e)	Perpetual bond with no specified maturity date.
(f)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(g)	Interest only security. Principal amount shown is the notional principal and does not reflect the maturity value of the security.
(h)	Zero coupon bond issued at a discount.
(i)	Security purchased on a forward commitment basis. This security is subject to dollar roll transactions. See Note 1L.
(j)

Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on October 31, 2023.

(k)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(l)

Interest only security. Principal amount shown is the notional principal and does not reflect the maturity value of the security. Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on October 31, 2023.

(m)	Non-income producing security.
(n)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2023.

	Value October 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value October 31, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$ 42,417,738	$ 403,283,314	$(318,957,389)	$ -	$ -	$ 126,743,663	$ 5,794,042
Invesco Liquid Assets Portfolio, Institutional Class	28,202,765	288,059,512	(227,826,707)	12,532	(10,025)	88,438,077	4,139,694
Invesco Treasury Portfolio, Institutional Class	48,477,414	460,895,217	(364,522,730)	-	-	144,849,901	6,609,919
Total	$119,097,917	$1,152,238,043	$(911,306,826)	$12,532	$(10,025)	$ 360,031,641	$ 16,543,655

(o)	The rate shown is the 7-day SEC standardized yield as of October 31, 2023.

Open Futures Contracts(a)

					Unrealized
	Number of	Expiration	Notional		Appreciation
Long Futures Contracts	Contracts	Month	Value	Value	(Depreciation)

Interest Rate Risk

U.S. Treasury 2 Year Notes	711	December-2023	$143,921,954	$(592,091)	$(592,091)

U.S. Treasury 5 Year Notes	488	December-2023	50,984,563	(266,333)	(266,333)

U.S. Treasury 10 Year Notes	1,035	December-2023	109,887,891	(3,509,782)	(3,509,782)

U.S. Treasury Long Bonds	339	December-2023	37,099,312	(3,727,267)	(3,727,267)

U.S. Treasury Ultra Bonds	215	December-2023	24,200,937	(3,265,294)	(3,265,294)

Subtotal–Long Futures Contracts				(11,360,767)	(11,360,767)

Short Futures Contracts

Interest Rate Risk

U.S. Treasury 10 Year Ultra Notes	1,497	December-2023	(162,915,703)	8,038,881	8,038,881

Total Futures Contracts				$(3,321,886)	$(3,321,886)

(a)	Futures contracts collateralized by $3,763,991 cash held with Merrill Lynch International, the futures commission merchant.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23	Invesco Core Bond Fund

Statement of Assets and Liabilities

October 31, 2023

Assets:

Investments in unaffiliated securities, at value (Cost $ 2,111,400,744)	$1,996,831,600

Investments in affiliated money market funds, at value (Cost $ 360,009,166)	360,031,641

Other investments:
Variation margin receivable – futures contracts	3,224,774

Deposits with brokers:
Cash collateral – exchange-traded futures contracts	3,763,991

Cash collateral – TBA commitments	9,862,242

Cash	2,000,000

Receivable for:
Investments sold	191,018,034

Fund shares sold	2,066,513

Dividends	1,748,975

Interest	13,237,164

Investment for trustee deferred compensation and retirement plans	111,834

Other assets	75,199

Total assets	2,583,971,967

Liabilities:

Payable for:
Investments purchased	208,551,663

TBA sales commitment	488,941,464

Dividends	1,582,557

Fund shares reacquired	4,187,505

Due to broker	5,184,000

Accrued fees to affiliates	653,614

Accrued other operating expenses	105,819

Trustee deferred compensation and retirement plans	111,834

Total liabilities	709,318,456

Net assets applicable to shares outstanding	$1,874,653,511

Net assets consist of:

Shares of beneficial interest	$2,323,012,187

Distributable earnings (loss)	(448,358,676)

$1,874,653,511

Net Assets:

Class A	$567,301,493

Class C	$39,578,543

Class R	$65,341,537

Class Y	$873,415,464

Class R5	$13,105

Class R6	$329,003,369

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	106,991,813

Class C	7,457,817

Class R	12,327,191

Class Y	165,706,876

Class R5	2,472

Class R6	62,088,755

Class A:
Net asset value per share	$5.30

Maximum offering price per share (Net asset value of $5.30 ÷ 95.75%)	$5.54

Class C:
Net asset value and offering price per share	$5.31

Class R:
Net asset value and offering price per share	$5.30

Class Y:
Net asset value and offering price per share	$5.27

Class R5:
Net asset value and offering price per share	$5.30

Class R6:
Net asset value and offering price per share	$5.30

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24	Invesco Core Bond Fund

Statement of Operations

For the year ended October 31, 2023

Investment income:

Interest	$70,195,261

Dividends from affiliated money market funds	16,543,655

Total investment income	86,738,916

Expenses:

Advisory fees	6,154,986

Administrative services fees	258,332

Custodian fees	48,729

Distribution fees:
Class A	1,467,945

Class C	428,137

Class R	361,653

Transfer agent fees – A, C, R and Y	2,326,140

Transfer agent fees – R5	9

Transfer agent fees – R6	95,747

Trustees’ and officers’ fees and benefits	29,827

Registration and filing fees	159,102

Reports to shareholders	107,486

Professional services fees	90,163

Other	32,181

Total expenses	11,560,437

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(1,638,769)

Net expenses	9,921,668

Net investment income	76,817,248

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(128,465,561)

Affiliated investment securities	(10,025)

Futures contracts	(13,384,259)

Swap agreements	209,876

(141,649,969)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	60,495,049

Affiliated investment securities	12,532

Futures contracts	(4,179,543)

56,328,038

Net realized and unrealized gain (loss)	(85,321,931)

Net increase (decrease) in net assets resulting from operations	$(8,504,683)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25	Invesco Core Bond Fund

Statement of Changes in Net Assets

For the years ended October 31, 2023 and 2022

	2023	2022

Operations:

Net investment income	$76,817,248	$38,737,628

Net realized gain (loss)	(141,649,969)	(181,509,479)

Change in net unrealized appreciation (depreciation)	56,328,038	(178,899,691)

Net increase (decrease) in net assets resulting from operations	(8,504,683)	(321,671,542)

Distributions to shareholders from distributable earnings:

Class A	(25,568,288)	(16,307,502)

Class C	(1,510,758)	(896,446)

Class R	(2,911,507)	(1,685,982)

Class Y	(34,931,809)	(16,570,288)

Class R5	(633)	(416)

Class R6	(14,567,696)	(8,105,449)

Total distributions from distributable earnings	(79,490,691)	(43,566,083)

Share transactions–net:

Class A	24,468,291	(52,098,582)

Class C	(499,568)	(15,137,193)

Class R	(176,921)	72,409

Class Y	374,601,069	(45,598,670)

Class R6	59,561,222	35,989,122

Net increase (decrease) in net assets resulting from share transactions	457,954,093	(76,772,914)

Net increase (decrease) in net assets	369,958,719	(442,010,539)

Net assets:

Beginning of year	1,504,694,792	1,946,705,331

End of year	$1,874,653,511	$1,504,694,792

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26	Invesco Core Bond Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(c)		Ratio of net investment income to average net assets		Portfolio turnover (d)(e)
Class A
Year ended 10/31/23	$5.51	$0.23	$(0.20)	$ 0.03	$(0.24)	$ –	$(0.24)	$5.30	0.40%	$567,301	0.68%		0.79%		4.12%		578%
Year ended 10/31/22	6.84	0.13	(1.31)	(1.18)	(0.15)	–	(0.15)	5.51	(17.43)	566,064	0.69		0.79		2.17		413
Year ended 10/31/21	7.05	0.09	(0.08)	0.01	(0.10)	(0.12)	(0.22)	6.84	0.15	760,690	0.72		0.79		1.23		526
Year ended 10/31/20	7.03	0.14	0.37	0.51	(0.15)	(0.34)	(0.49)	7.05	7.36 (f)	763,731	0.74	(f)	0.80	(f)	1.98	(f)	397
Ten months ended 10/31/19	6.57	0.17	0.46	0.63	(0.17)	–	(0.17)	7.03	9.73	563,054	0.75	(g)	0.81	(g)	2.95	(g)	86
Year ended 12/31/18	6.86	0.21	(0.29)	(0.08)	(0.21)	–	(0.21)	6.57	(1.12)	478,723	0.75		0.80		3.18		64
Class C
Year ended 10/31/23	5.51	0.19	(0.19)	–	(0.20)	–	(0.20)	5.31	(0.16)	39,579	1.43		1.54		3.37		578
Year ended 10/31/22	6.84	0.09	(1.32)	(1.23)	(0.10)	–	(0.10)	5.51	(18.07)	41,620	1.44		1.54		1.42		413
Year ended 10/31/21	7.05	0.03	(0.07)	(0.04)	(0.05)	(0.12)	(0.17)	6.84	(0.64)	68,167	1.48		1.54		0.47		526
Year ended 10/31/20	7.03	0.08	0.37	0.45	(0.09)	(0.34)	(0.43)	7.05	6.51	94,978	1.55		1.56		1.17		397
Ten months ended 10/31/19	6.58	0.12	0.46	0.58	(0.13)	–	(0.13)	7.03	8.85	75,026	1.54	(g)	1.56	(g)	2.15	(g)	86
Year ended 12/31/18	6.87	0.16	(0.29)	(0.13)	(0.16)	–	(0.16)	6.58	(1.90)	91,596	1.55		1.55		2.38		64
Class R
Year ended 10/31/23	5.50	0.22	(0.19)	0.03	(0.23)	–	(0.23)	5.30	0.33	65,342	0.93		1.04		3.87		578
Year ended 10/31/22	6.83	0.12	(1.31)	(1.19)	(0.14)	–	(0.14)	5.50	(17.68)	68,228	0.94		1.04		1.92		413
Year ended 10/31/21	7.04	0.07	(0.08)	(0.01)	(0.08)	(0.12)	(0.20)	6.83	(0.14)	84,671	0.98		1.04		0.97		526
Year ended 10/31/20	7.03	0.12	0.36	0.48	(0.13)	(0.34)	(0.47)	7.04	6.90	78,849	1.04		1.06		1.68		397
Ten months ended 10/31/19	6.57	0.15	0.47	0.62	(0.16)	–	(0.16)	7.03	9.47	58,568	1.05	(g)	1.07	(g)	2.66	(g)	86
Year ended 12/31/18	6.86	0.19	(0.29)	(0.10)	(0.19)	–	(0.19)	6.57	(1.41)	52,539	1.05		1.05		2.88		64
Class Y
Year ended 10/31/23	5.47	0.24	(0.19)	0.05	(0.25)	–	(0.25)	5.27	0.82	873,415	0.43		0.54		4.37		578
Year ended 10/31/22	6.79	0.15	(1.30)	(1.15)	(0.17)	–	(0.17)	5.47	(17.21)	544,605	0.44		0.54		2.42		413
Year ended 10/31/21	7.00	0.10	(0.07)	0.03	(0.12)	(0.12)	(0.24)	6.79	0.43	721,456	0.43		0.54		1.52		526
Year ended 10/31/20	6.99	0.16	0.36	0.52	(0.17)	(0.34)	(0.51)	7.00	7.56	622,504	0.44		0.56		2.28		397
Ten months ended 10/31/19	6.53	0.18	0.47	0.65	(0.19)	–	(0.19)	6.99	10.05	528,791	0.45	(g)	0.56	(g)	3.25	(g)	86
Year ended 12/31/18	6.82	0.23	(0.29)	(0.06)	(0.23)	–	(0.23)	6.53	(0.84)	413,373	0.45		0.55		3.48		64
Class R5
Year ended 10/31/23	5.50	0.25	(0.19)	0.06	(0.26)	–	(0.26)	5.30	0.84	13	0.43		0.45		4.37		578
Year ended 10/31/22	6.84	0.15	(1.32)	(1.17)	(0.17)	–	(0.17)	5.50	(17.36)	14	0.44		0.45		2.42		413
Year ended 10/31/21	7.05	0.11	(0.08)	0.03	(0.12)	(0.12)	(0.24)	6.84	0.46	17	0.41		0.43		1.54		526
Year ended 10/31/20	7.03	0.16	0.37	0.53	(0.17)	(0.34)	(0.51)	7.05	7.71	17	0.43		0.44		2.29		397
Period ended 10/31/19(h)	6.81	0.10	0.21	0.31	(0.09)	–	(0.09)	7.03	4.60	19	0.40	(g)	0.41	(g)	3.29	(g)	86
Class R6
Year ended 10/31/23	5.50	0.25	(0.19)	0.06	(0.26)	–	(0.26)	5.30	0.87	329,003	0.39		0.41		4.41		578
Year ended 10/31/22	6.83	0.15	(1.31)	(1.16)	(0.17)	–	(0.17)	5.50	(17.22)	284,165	0.40		0.41		2.46		413
Year ended 10/31/21	7.04	0.11	(0.08)	0.03	(0.12)	(0.12)	(0.24)	6.83	0.48	311,703	0.38		0.40		1.57		526
Year ended 10/31/20	7.02	0.17	0.36	0.53	(0.17)	(0.34)	(0.51)	7.04	7.76	263,690	0.38		0.39		2.34		397
Ten months ended 10/31/19	6.57	0.19	0.45	0.64	(0.19)	–	(0.19)	7.02	9.91	968,348	0.38	(g)	0.39	(g)	3.31	(g)	86
Year ended 12/31/18	6.86	0.23	(0.28)	(0.05)	(0.24)	–	(0.24)	6.57	(0.77)	902,457	0.40		0.41		3.53		64

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Does not include indirect expenses from affiliated fund fees and expenses of 0.01% and 0.00% for the ten months ended October 31, 2019 and for the year ended December 31, 2018, respectively.
(d)

The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities of $7,090,795,832 and $7,321,457,192 and $10,593,719,030 and $10,775,658,902 for ten months ended October 31, 2019 and for the year ended December 31, 2018, respectively.

(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(f)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.24% for the year ended October 31, 2020.
(g)	Annualized.
(h)	Commencement date after the close of business on May 24, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27	Invesco Core Bond Fund

Notes to Financial Statements

October 31, 2023

NOTE 1–Significant Accounting Policies

Invesco Core Bond Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek total return.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund

28	Invesco Core Bond Fund

securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Purchased on a When-Issued and Delayed Delivery Basis – The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

J.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying instrument or asset. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures

29	Invesco Core Bond Fund

contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
K.

Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/ OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/ or provide limits regarding the decline of the Fund’s net asset value (“NAV”) per share over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations, which could result in the Fund accruing additional expenses. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) includes credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the Counterparty. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of October 31, 2023, if any, for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

L.

Dollar Rolls and Forward Commitment Transactions – The Fund may enter into dollar roll transactions to enhance the Fund’s performance. The Fund executes its dollar roll transactions in the to be announced (“TBA”) market whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by the sale of the security with a simultaneous agreement to repurchase at a future date.

The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions increase the Fund’s portfolio turnover rate.

30	Invesco Core Bond Fund

Dollar roll transactions involve the risk that a Counterparty to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Dollar roll transactions also involve the risk that the value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement.

M.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

N.	Other Risks – Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

Increases in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal redemptions by shareholders, which could potentially increase the Fund’s portfolio turnover rate and transaction costs.

Policy changes by the U.S. government or its regulatory agencies and political events within the U.S. and abroad may, among other things, affect investor and consumer confidence and increase volatility in the financial markets, perhaps suddenly and to a significant degree, which may adversely impact the Fund’s operations, universe of potential investment options, and return potential.

Mortgage- and asset-backed securities, including collateralized debt obligations and collateralized mortgage obligations, are subject to prepayment or call risk, which is the risk that a borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. This could result in the Fund reinvesting these early payments at lower interest rates, thereby reducing the Fund’s income. Mortgage- and asset-backed securities also are subject to extension risk, which is the risk that an unexpected rise in interest rates could reduce the rate of prepayments, causing the price of the mortgage- and asset-backed securities and the Fund’s share price to fall. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. Privately-issued mortgage-backed securities and asset-backed securities may be less liquid than other types of securities and the Fund may be unable to sell these securities at the time or price it desires.

Obligations of U.S. Government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the U.S. Government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate*

First $500 million	0.400%

Next $500 million	0.350%

Next $4 billion	0.330%

Over $5 billion	0.310%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended October 31, 2023, the effective advisory fee rate incurred by the Fund was 0.34%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

The Adviser has contractually agreed, through February 28, 2025, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.70%, 1.45%, 0.95%, 0.45%, 0.45% and 0.45%, respectively of the Fund’s average daily net assets (the “expense limits”).In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2025. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

The Adviser has contractually agreed, through at least June 30, 2025, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2023, the Adviser waived advisory fees of $372,519 and reimbursed class level expenses of $481,547, $36,439, $61,361, $647,583, $0 and $0 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund, pursuant to the Class C and Class R Plans, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid

31	Invesco Core Bond Fund

monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2023, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2023, IDI advised the Fund that IDI retained $58,778 in front-end sales commissions from the sale of Class A shares and $3,434 and $2,873 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$–	$813,890,176	$7,204,200	$821,094,376

U.S. Government Sponsored Agency Mortgage-Backed Securities	–	591,750,873	–	591,750,873

Asset-Backed Securities	–	349,179,876	5,493,000	354,672,876

U.S. Treasury Securities	–	207,492,182	–	207,492,182

Agency Credit Risk Transfer Notes	–	10,943,477	–	10,943,477

Preferred Stocks	5,634,210	–	–	5,634,210

Municipal Obligations	–	5,243,606	–	5,243,606

Common Stocks & Other Equity Interests	–	–	–	–

Money Market Funds	360,031,641	–	–	360,031,641

Total Investments in Securities	365,665,851	1,978,500,190	12,697,200	2,356,863,241

Other Investments - Assets*

Futures Contracts	8,038,881	–	–	8,038,881

Other Investments - Liabilities*

Futures Contracts	(11,360,767)	–	–	(11,360,767)

Total Other Investments	(3,321,886)	–	–	(3,321,886)

Total Investments	$362,343,965	$1,978,500,190	$12,697,200	$2,353,541,355

*	Unrealized appreciation (depreciation).

NOTE 4–Derivative Investments

The Fund may enter into an ISDA Master Agreement under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2023:

Value
Interest
Derivative Assets	Rate Risk

Unrealized appreciation on futures contracts – Exchange-Traded(a)	$8,038,881

Derivatives not subject to master netting agreements	(8,038,881)

Total Derivative Assets subject to master netting agreements	$–

32	Invesco Core Bond Fund

Value
Interest
Derivative Liabilities	Rate Risk

Unrealized depreciation on futures contracts – Exchange-Traded(a)	$(11,360,767)

Derivatives not subject to master netting agreements	11,360,767

Total Derivative Liabilities subject to master netting agreements	$–

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended October 31, 2023

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Credit	Interest
	Risk	Rate Risk	Total

Realized Gain (Loss):
Futures contracts	$-	$(13,384,259)	$(13,384,259)

Swap agreements	209,876	-	209,876

Change in Net Unrealized Appreciation (Depreciation):
Futures contracts	-	(4,179,543)	(4,179,543)

Total	$209,876	$(17,563,802)	$(17,353,926)

The table below summarizes the average notional value of derivatives held during the period.

	Futures	Swap
	Contracts	Agreements

Average notional value	$430,487,409	$34,813,000

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2023, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $39,320.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2023 and 2022:

	2023	2022

Ordinary income*	$79,490,691	$43,566,083

*	Includes short-term capital gain distributions, if any.

33	Invesco Core Bond Fund

Tax Components of Net Assets at Period-End:

2023

Undistributed ordinary income	$3,614,854

Net unrealized appreciation (depreciation) – investments	(117,970,542)

Temporary book/tax differences	(107,815)

Capital loss carryforward	(333,895,173)

Shares of beneficial interest	2,323,012,187

Total net assets	$1,874,653,511

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and derivative instruments.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of October 31, 2023, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$226,395,952	$107,499,221	$333,895,173

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2023 was $1,514,390,148 and $1,552,668,114, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$9,304,805

Aggregate unrealized (depreciation) of investments	(127,275,347)

Net unrealized appreciation (depreciation) of investments	$(117,970,542)

Cost of investments for tax purposes is $2,471,511,897.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of amortization and accretion on debt securities, dollar rolls and paydowns, on October 31, 2023, undistributed net investment income was increased by $797,625 and undistributed net realized gain (loss) was decreased by $797,625. This reclassification had no effect on the net assets or the distributable earnings (loss) of the Fund.

NOTE 11–Share Information

	Summary of Share Activity

	Year ended		Year ended
	October 31, 2023(a)		October 31, 2022
	Shares	Amount	Shares	Amount

Sold:
Class A	23,858,710	$135,215,575	17,838,489	$112,639,168

Class C	2,527,833	14,352,927	1,518,947	9,458,524

Class R	2,969,091	16,851,769	2,842,778	17,892,812

Class Y	128,464,199	725,610,777	74,333,819	455,512,781

Class R6	23,603,319	133,682,141	26,237,706	160,963,443

Issued as reinvestment of dividends:
Class A	4,098,769	23,093,836	2,390,857	14,761,196

Class C	242,389	1,367,305	131,458	814,804

Class R	511,709	2,883,492	271,732	1,673,246

Class Y	4,248,702	23,727,669	1,923,761	11,825,056

Class R6	2,043,660	11,490,224	1,043,833	6,429,314

Automatic conversion of Class C shares to Class A shares:
Class A	859,879	4,863,663	900,361	5,642,658

Class C	(858,977)	(4,863,663)	(899,544)	(5,642,658)

34	Invesco Core Bond Fund

	Summary of Share Activity

	Year ended		Year ended
	October 31, 2023(a)		October 31, 2022
	Shares	Amount	Shares	Amount

Reacquired:
Class A	(24,647,497)	$(138,704,783)	(29,586,157)	$(185,141,604)

Class C	(2,006,586)	(11,356,137)	(3,162,356)	(19,767,863)

Class R	(3,551,007)	(19,912,182)	(3,109,203)	(19,493,649)

Class Y	(66,547,600)	(374,737,377)	(82,922,888)	(512,936,507)

Class R6	(15,212,923)	(85,611,143)	(21,257,303)	(131,403,635)

Net increase (decrease) in share activity	80,603,670	$457,954,093	(11,503,710)	$(76,772,914)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 41% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

35	Invesco Core Bond Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco Core Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Core Bond Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), referred to hereafter as the “Fund”) as of October 31, 2023, the related statement of operations for the year ended October 31, 2023, the statement of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2023 and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Financial Highlights

For each of the four years in the period ended October 31, 2023 and the ten months ended October 31, 2019 for Class A, Class C, Class R, Class Y and Class R6.
For each of the four years in the period ended October 31, 2023 and the period May 24, 2019 (commencement of operations) through October 31, 2019 for Class R5.

The financial statements of Oppenheimer Total Return Bond Fund (subsequently renamed Invesco Core Bond Fund) as of and for the year ended December 31, 2018 and the financial highlights for the year then ended (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 22, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian, transfer agent, portfolio company investee, and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

December 21, 2023

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

36	Invesco Core Bond Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2023 through October 31, 2023.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/23)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$938.00	$3.32	$1,021.78	$3.47	0.68%
Class C	1,000.00	934.50	6.97	1,018.00	7.27	1.43
Class R	1,000.00	936.70	4.54	1,020.52	4.74	0.93
Class Y	1,000.00	938.70	2.10	1,023.04	2.19	0.43
Class R5	1,000.00	939.10	2.10	1,023.04	2.19	0.43
Class R6	1,000.00	939.30	1.86	1,023.29	1.94	0.38

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2023 through October 31, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

37	Invesco Core Bond Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 13, 2023, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Core Bond Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited and OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2023. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees, that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the annual review process for the Invesco Funds’ investment advisory and sub-advisory contracts. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

    As part of the contract renewal process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior

Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 2, 2023 and June 13, 2023, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel. Also, as part of the contract renewal process, the independent Trustees reviewed and considered information provided in response to follow-up requests for information submitted by the independent Trustees to management. The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer.

    The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 13, 2023.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board considered recent senior management changes at Invesco and Invesco Advisers, including the appointment of new Co-Heads of Investments, that had been presented to and discussed with the Board. The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology used to manage such risks. The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

    The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

    The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2022 to the performance of funds in the Broadridge performance universe and against the Bloomberg U.S. Aggregate Bond Index (Index). The Board noted that performance of Class A shares of the Fund was in the fourth quintile of its performance universe for the one year period and the third quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was

38	Invesco Core Bond Fund

below the performance of the Index for the one and five year periods and reasonably comparable to the performance of the Index for the three year period. The Board considered that the Fund was created in connection with Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the “Transaction”) and that the Fund’s performance prior to the closing of the Transaction on May 24, 2019 is that of its predecessor fund. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was reasonably comparable to the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund-by-fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

    The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

    The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations. Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.

    The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board acknowledged the difficulty in calculating and measuring economies of scale at the individual fund level; noting that only indicative and estimated measures are available at the individual fund level and that such measures are subject to uncertainty. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually. The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits realized as to that Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts. The Board noted the cyclical and competitive nature of the global asset management industry.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

    The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

    The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

    The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.

    The Board also received information about commissions that an affiliated broker may receive for

39	Invesco Core Bond Fund

executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

40	Invesco Core Bond Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2023:

Federal and State Income Tax
Qualified Dividend Income*	2.26%
Corporate Dividends Received Deduction*	1.77%
U.S. Treasury Obligations*	14.37%
Qualified Business Income*	0.00%
Business Interest Income*	78.30%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

41	Invesco Core Bond Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Chairman Emeritus, Invesco Ltd.; Trustee and Vice Chair, The Invesco Funds; and Member of Executive Board, SMU Cox School of Business

Formerly: Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Vice Chair, Investment Company Institute; Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			169	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Core Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown – 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	169

Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit)

Formerly: President and

Director

Director of Grahamtastic Connection (non-profit)

Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	169

Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent

Directors Council (professional organization)

Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	169	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Boad Member, First Financial Bankshares, Inc. Texas
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			169	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	169	Blue Hills Bank; Member and Chairman, Bentley University, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis – 1950 Trustee	2001	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	169	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco Core Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			169	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	169	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	169	None
Daniel S. Vandivort – 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	169	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

T-3	Invesco Core Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Glenn Brightman – 1972 President and Principal Executive Officer	2023

Chief Operating Officer, Americas, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds.

Formerly: Global Head of Finance, Invesco Ltd; Executive Vice President and Chief Financial Officer, Nuveen

			N/A	N/A
Melanie Ringold – 1975 Senior Vice President, Chief Legal Officer and Secretary	2023

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI SteelPath, Inc.; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Assistant Secretary, Invesco Distributors, Inc., Invesco Advisers, Inc., Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Chief Executive Officer, President and Executive Director, Invesco Ltd.; Senior Vice President, Invesco Group Services, Inc.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds and Trustee, Invesco Foundation, Inc.

Formerly: Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco Core Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Tony Wong – 1973 Senior Vice President	2023

Senior Managing Director, Invesco Ltd.; Director, Chairman, Chief Executive Officer and President, Invesco Advisers, Inc.; Director and Chairman, Invesco Private Capital, Inc., INVESCO Private Capital Investments, Inc. and INVESCO Realty, Inc.; Director, Invesco Senior Secured Management, Inc.; President, Invesco Managed Accounts, LLC and SNW Asset Management Corporation; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds; and Vice President, Invesco Advisers, Inc.

			N/A	N/A
Stephanie C. Butcher – 1971 Senior Vice President	2023	Senior Managing Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; Director and Chief Executive Officer, Invesco Asset Management Limited	N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Senior Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Senior Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President, The Invesco Funds; Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5	Invesco Core Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1331 Spring Street, NW, Suite 2500	11 Greenway Plaza	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Sidley Austin LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	787 Seventh Avenue	11 Greenway Plaza	225 Franklin Street
Philadelphia, PA 19103-7018	New York, NY 10019	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6	Invesco Core Bond Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05426 and 033-19338	Invesco Distributors, Inc.	O-TRB-AR-1

Annual Report to Shareholders	October 31, 2023

Invesco Developing Markets Fund

Nasdaq:

A: ODMAX ∎ C: ODVCX ∎ R: ODVNX ∎ Y: ODVYX ∎ R5: DVMFX ∎ R6: ODVIX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

8	Consolidated Schedule of Investments

11	Consolidated Financial Statements

14	Consolidated Financial Highlights

15	Notes to Consolidated Financial Statements

23	Report of Independent Registered Public Accounting Firm

24	Fund Expenses

25	Approval of Investment Advisory and Sub-Advisory Contracts

28	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended October 31, 2023, Class A shares of Invesco Developing Markets Fund (the Fund), at net asset value (NAV), outperformed the MSCI Emerging Markets Index.
Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/22 to 10/31/23, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	15.91%
Class C Shares	15.01
Class R Shares	15.58
Class Y Shares	16.18
Class R5 Shares	16.30
Class R6 Shares	16.31
MSCI Emerging Markets Index▼	10.80

Source(s): ▼RIMES Technologies Corp.

Market conditions and your Fund

Global equity markets posted gains in November 2022, after better inflation data sparked a rally. However, investor sentiment worsened in December after central banks signaled continued interest rate hikes into 2023, as inflation remained above target levels. International stocks outperformed US stocks, led by results in the UK and the rest of Europe. Emerging market equities also posted gains for the fourth quarter of 2022, driven by China, which eased its zero-COVID-19 policy and started to reopen.

    For the first half of 2023, global equity markets continued to deliver gains amid continued interest rate increases, volatility and a banking crisis. Optimism about AI (Artificial Intelligence) boosted technology stocks around the world during the second quarter of 2023. Emerging market equities also posted gains for the first half of 2023, but within the asset class, China’s equities declined due to weaker-than-expected economic data, real estate developer debt issues and geopolitical concerns, among other factors.

    The global equity rally in the first half of 2023 came to an end in the third quarter as global equity markets declined. Concerns about a slowing global economy and interest rates staying “higher for longer” hampered stock returns. During the quarter, value stocks outperformed growth stocks. Energy was the best performing sector, ending the quarter in positive territory, boosted by rising oil prices as Russia and the Organization of Petroleum Exporting Countries (OPEC) cut supplies. Developed market equities underperformed emerging market equities. Within emerging markets, there was a large dispersion in returns, largely driven by idiosyncratic country factors.

    Global equity markets continued their decline in October 2023. Despite higher rates and increased market volatility, for the fiscal year ended October 31, 2023, both developed market equities and emerging market equities ended the fiscal year in positive territory. In our view, the strong performance of emerging market equities during a fiscal year of such adversity points to the increased resilience of emerging market economies and the attractive valuation of emerging market stocks.

    From a sector perspective, the largest contributors to the Fund’s relative performance during the fiscal year were stock selection in energy, consumer discretionary and industrials. The largest detractors to relative performance were stock selection in financials, an underweight and stock selection in information technology and an overweight and stock selection in consumer staples.

    From a country perspective, the largest contributors to the Fund’s relative performance during the fiscal year were an overweight in Russia, stock selection in China and an underweight allocation in Saudi Arabia. The largest detractors to relative performance were an overweight and stock selection in India, stock selection in South Korea and an overweight and stock selection in Brazil.

    The largest contributors to the Fund’s absolute performance during the fiscal year included Taiwan Semiconductor Manufacturing (TSMC), Novatek and Yum China Holdings.

    In our opinion, TSMC is one of the world’s leading semiconductor foundries and the key enabler of the new computing revolution, with multiple architectures, chip platforms and design teams competing to push computing and AI innovation. We believe that TSMC should be well positioned, as they continue migrating to next generation processing nodes.

    Novatek, which we have held for nearly 15 years, is one of the world’s largest independent global gas producers, and we believe it has considerable growth options in its portfolio of low cost and competitively advantaged liquefied natural gas projects. Market conditions allowed us, following strict guidelines and regulations, to sell shares in the over-the-counter market. The remaining shares have been priced in accordance with the most recent observed transaction, making appropriate adjustments to reflect additional market color.

    Yum China Holdings operates a portfolio of quick serve restaurants in the underpenetrated Chinese market with notable brands such as KFC and Pizza Hut. Despite the challenges of operating under China’s zero-COVID-19 policy, Yum’s adaptability in terms of managements’ flexibility, supply chain strength and digital initiatives allowed them to provide quality food to their budget conscious consumers. As a result, Yum China Holdings has continued to see same store sales improve, margin expansion and improved operating profits, nearing or above pre-COVID-19 levels. Continued expansion initiatives into Tier three and four cities should support ongoing growth, in our opinion.

    The largest detractors from the Fund’s absolute performance during the fiscal year included HDFC Bank, Banco Bradesco and Kotak Mahindra Bank.

    HDFC Bank is India’s largest private sector bank. HDFC Bank merged with its parent, HDFC Corp, a long-term holding of the Fund, in the third quarter of 2023. We believe that the combined entity should be able to achieve lower cost of funds for mortgage products along with better cross-selling opportunities through HDFC Bank’s vast branch network. Mortgage penetration and consumer finance remain embryonic in India. The stock has been under pressure as the result of earnings adjustments related to the integration.

    Banco Bradesco is one of the largest private financial institutions in Brazil. It operates a top tier bank and a strong insurance business. We expect that Bradesco should benefit when macroeconomic headwinds in Brazil recede, resulting in a baseline for credit growth. However, the challenging environment of the last several quarters have weighed on asset quality, net interest income and return on equity for Bradesco. The uncertainties surrounding the timing and scale of a macroeconomic recovery and the implications for the company have weighed on the stock. We reduced our position in the holding during the fiscal year.

    Kotak Mahindra Bank serves the largely underbanked Indian population through a physical retail presence and a robust digital infrastructure. We believe that Kotak Mahindra Bank’s digital campaigns should aid in acquiring younger customers who are climbing the income ladder providing growing customer volumes at a low acquisition cost. Kotak Mahindra Bank has strong fundamentals and underwriting quality which will support growth initiatives in the loan book and commercial business segments, in our opinion. A recent management transition has put

2	Invesco Developing Markets Fund

pressure on the stock. We remain confident that the company will continue to execute well on its growth strategy and will closely engage with the new CEO to monitor progress.

    As long-term investors, company fundamentals are especially crucial to us. Our investment approach has always been rooted in the unwavering focus of seeking to unearth high-quality compounders-innovative companies with structural tailwinds, durable competitive advantages and a host of options that will manifest over time. We believe that this environment favors those with an idiosyncratic approach and rewards genuine imagination and creativity in unearthing the rare breed of extraordinary companies.

    We thank you for your continued investment in Invesco Developing Markets Fund.

Portfolio manager(s):

Justin Leverenz

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco Developing Markets Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 10/31/13

1 Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco Developing Markets Fund

Average Annual Total Returns
As of 10/31/23, including maximum applicable sales charges

Class A Shares
Inception (11/18/96)	8.93%
10 Years	0.04
5 Years	-0.31
1 Year	9.53

Class C Shares
Inception (11/18/96)	8.91%
10 Years	0.00
5 Years	0.07
1 Year	14.01

Class R Shares
Inception (3/1/01)	8.03%
10 Years	0.35
5 Years	0.57
1 Year	15.58

Class Y Shares
Inception (9/7/05)	5.93%
10 Years	0.86
5 Years	1.08
1 Year	16.18

Class R5 Shares
10 Years	0.77%
5 Years	1.15
1 Year	16.30

Class R6 Shares
Inception (12/29/11)	3.27%
10 Years	1.02
5 Years	1.22
1 Year	16.31

Effective May 24, 2019, Class A, Class C, Class R, Class Y and Class I shares of the Oppenheimer Developing Markets Fund, (the predecessor fund), were reorganized into Class A, Class C, Class R, Class Y and Class R6 shares, respectively, of the Invesco Oppenheimer Developing Markets Fund. The Fund was subsequently renamed the Invesco Developing Markets Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C, Class R, Class Y and Class R6 shares are those for Class A, Class C, Class R, Class Y and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R5 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated.

Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco Developing Markets Fund

Supplemental Information

Invesco Developing Markets Fund’s investment objective is to seek capital appreciation.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2023, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎

The MSCI Emerging Markets Index is an unmanaged index considered representative of stocks of developing countries. The index is computed using the net return, which withholds applicable taxes for nonresident investors.

∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco Developing Markets Fund

Fund Information

Portfolio Composition

By sector	% of total net assets

Financials	17.97%

Consumer Discretionary	17.04

Information Technology	16.67

Consumer Staples	11.62

Communication Services	8.00

Materials	7.84

Industrials	6.63

Health Care	4.98

Energy	2.98

Real Estate	1.12

Money Market Funds Plus Other Assets Less Liabilities	5.15

Top 10 Equity Holdings*

		% of total net assets

1.	Taiwan Semiconductor Manufacturing Co. Ltd.	7.97%

2.	Kotak Mahindra Bank Ltd.	5.61

3.	Yum China Holdings, Inc.	5.26

4.	HDFC Bank Ltd.	5.17

5.	Grupo Mexico S.A.B. de C.V., Class B	4.68

6.	Tata Consultancy Services Ltd.	4.52

7.	Pernod Ricard S.A.	4.50

8.	H World Group Ltd., ADR	4.42

9.	ZTO Express (Cayman), Inc., ADR	3.97

10.	Tencent Holdings Ltd.	3.36

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of October 31, 2023.

7	Invesco Developing Markets Fund

Consolidated Schedule of Investments

October 31, 2023

	Shares	Value

Common Stocks & Other Equity Interests–93.70%
Brazil–6.74%
Ambev S.A.	164,774,890	$420,291,582

Arezzo Industria e Comercio S.A.	3,344,595	38,734,745

B3 S.A. - Brasil, Bolsa, Balcao	74,076,100	163,087,164

Banco Bradesco S.A., Preference Shares	6,195,182	17,190,578

Itau Unibanco Holding S.A., Preference Shares	33,296,678	177,124,392

Localiza Rent a Car S.A.	5,555,200	56,050,583

Localiza Rent a Car S.A., Rts., expiring 11/10/2023(a)	40,734	56,555

NU Holdings Ltd., Class A(a)	28,291,531	231,990,554

Raia Drogasil S.A.	1,704,900	8,724,435

Vale S.A., ADR	15,845,114	217,236,513

WEG S.A.	21,644,240	141,711,978

		1,472,199,079

Chile–1.05%
Antofagasta PLC	5,731,475	93,706,430

Banco Santander Chile	3,120,245,394	136,035,727

		229,742,157

China–22.95%
BeiGene Ltd., ADR(a)	1,149,994	214,220,882

H World Group Ltd.(a)	1,984,000	7,432,538

H World Group Ltd., ADR(a)(b)	25,611,374	964,524,345

Meituan, B Shares(a)(c)	6,339,395	90,062,370

MicroTech Medical Hangzhou Co. Ltd., H Shares(a)(c)	7,473,100	4,009,813

NetEase, Inc., ADR	4,857,362	519,349,145

New Horizon Health Ltd.(a)(c)	28,876,500	70,443,615

PDD Holdings, Inc., ADR(a)	2,284,483	231,692,266

Silergy Corp.	1,176,269	10,545,240

Tencent Holdings Ltd.	19,791,458	733,171,344

Wuxi Biologics Cayman, Inc.(a)(c)	3,367,500	20,946,996

Yum China Holdings, Inc.(b)	21,881,564	1,150,095,004

Zai Lab Ltd., ADR(a)	2,824,837	71,185,892

ZTO Express (Cayman), Inc.	2,473,482	58,168,613

ZTO Express (Cayman), Inc., ADR(b)	36,797,774	867,323,533

		5,013,171,596

France–6.38%
L’Oreal S.A.	274,095	114,969,778

Pernod Ricard S.A.	5,527,981	982,871,121

TotalEnergies SE	4,426,049	296,427,767

		1,394,268,666

Hong Kong–1.11%
AIA Group Ltd.	27,744,400	241,631,265

India–17.46%
Havells India Ltd.	6,317,937	94,678,867

HCL Technologies Ltd.	4,253,676	65,284,637

HDFC Bank Ltd.	63,671,152	1,130,365,677

Kotak Mahindra Bank Ltd.	58,625,877	1,225,713,220

Le Travenues Technology Ltd.(d)	7,200,800	7,381,666

Oberoi Realty Ltd.	16,729,656	228,654,817

	Shares	Value

India–(continued)
Pine Labs Pvt. Ltd. (Acquired 09/09/2021; Cost $49,999,780)(d)(e)	134,098	$74,304,582

Tata Consultancy Services Ltd.	24,317,692	986,589,742

Voltas Ltd.	106,743	1,074,731

		3,814,047,939

Indonesia–1.18%
PT Bank Central Asia Tbk	387,065,800	213,397,952

PT Bank Rakyat Indonesia (Persero) Tbk	142,129,100	44,429,188

		257,827,140

Italy–1.87%
Ermenegildo Zegna N.V.	7,001,943	77,861,606

PRADA S.p.A.	54,923,810	329,781,998

		407,643,604

Japan–0.83%
Daiichi Sankyo Co. Ltd.	7,018,400	180,344,078

Mexico–11.07%
America Movil S.A.B. de C.V., ADR	25,538,451	423,938,287

Fomento Economico Mexicano S.A.B.de C.V., Series CPO	40,018,242	452,943,727

Grupo Mexico S.A.B. de C.V., Class B	250,404,132	1,021,255,523

Wal-Mart de Mexico S.A.B. de C.V., Series V	144,949,334	518,807,506

		2,416,945,043

Netherlands–0.50%
Argenx SE, ADR(a)	233,639	109,709,865

Peru–0.93%
Credicorp Ltd.	1,621,078	202,569,907

Philippines–1.11%
SM Investments Corp.	16,066,072	226,815,120

SM Prime Holdings, Inc.	29,598,900	15,612,178

		242,427,298

Poland–0.03%
Allegro.eu S.A.(a)(c)	898,119	6,443,109

Portugal–1.19%
Galp Energia SGPS S.A.	17,291,279	260,312,156

Russia–0.43%
Novatek PJSC, GDR(a)(c)(d)	1,603,514	94,667,200

Sberbank of Russia PJSC(a)(d)	4,942,538	5

		94,667,205

South Africa–0.64%
FirstRand Ltd.	42,652,740	140,664,109

South Korea–7.06%
Kakao Corp.	2,487,184	70,184,173

LG Chem Ltd.	1,151,973	379,600,330

LG H&H Co. Ltd.	177,747	41,764,257

Samsung Biologics Co. Ltd.(a)(c)	704,568	370,037,402

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

8	Invesco Developing Markets Fund

	Shares	Value

South Korea–(continued)
Samsung Electronics Co. Ltd.	13,659,987	$681,164,491

		1,542,750,653

Switzerland–3.08%
Cie Financiere Richemont S.A.	5,604,840	661,776,309

Cie Financiere Richemont S.A., Wts.,expiring 11/22/2023(a)	15,598,668	10,254,497

		672,030,806

Taiwan–8.09%
MediaTek, Inc.	952,000	25,082,178

Taiwan Semiconductor Manufacturing Co. Ltd.	105,625,429	1,740,244,667

Voltronic Power Technology Corp.	66,919	2,685,381

		1,768,012,226

Total Common Stocks & Other Equity Interests (Cost $14,814,056,761)		20,467,407,901

Preferred Stocks–1.15%
China–0.21%
Abogen Therapeutics Ltd., Series C, Pfd. (Acquired 08/02/2021; Cost $65,429,977)(d)(e)	1,436,122	45,800,803

India–0.94%
Bundl Technologies Pvt. Ltd., Series K, Pfd. (Acquired 01/24/2022; Cost $190,477,257)(d)	28,844	147,635,640

	Shares	Value

India–(continued)
Pine Labs Pvt. Ltd., Series K, Pfd. (Acquired 09/09/2021; Cost $50,000,355)(d)(e)	103,185	$57,175,486

		204,811,126

Total Preferred Stocks (Cost $305,907,589)		250,611,929

Money Market Funds–4.90%
Invesco Government & Agency Portfolio, Institutional Class, 5.27%(b)(f)	374,814,301	374,814,301

Invesco Liquid Assets Portfolio, Institutional Class, 5.40%(b)(f)	267,649,549	267,729,843

Invesco Treasury Portfolio, Institutional Class, 5.27%(b)(f)	428,359,202	428,359,202

Total Money Market Funds (Cost $1,070,853,616)		1,070,903,346

TOTAL INVESTMENTS IN SECURITIES–99.75% (Cost $16,190,817,966)		21,788,923,176

OTHER ASSETS LESS LIABILITIES–0.25%		54,085,917

NET ASSETS–100.00%		$21,843,009,093

Investment Abbreviations:

ADR	– American Depositary Receipt
CPO	– Certificates of Ordinary Participation
GDR	– Global Depositary Receipt
Pfd.	– Preferred
Rts.	– Rights
Wts.	– Warrants

Notes to Consolidated Schedule of Investments:

(a)	Non-income producing security.
(b)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2023.

	Value October 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value October 31, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$210,074,808	$1,694,248,610	$(1,529,509,117)	$-	$-	$374,814,301	$16,785,453
Invesco Liquid Assets Portfolio, Institutional Class	160,872,614	1,210,177,500	(1,103,344,592)	1,789	22,532	267,729,843	12,348,364
Invesco Treasury Portfolio, Institutional Class	240,085,494	1,936,284,126	(1,748,010,418)	-	-	428,359,202	19,157,043

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

9	Invesco Developing Markets Fund

	Value October 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value October 31, 2023	Dividend Income
Investments in Other Affiliates:
H World Group Ltd., ADR	$714,027,757	$51,042,946	$(104,743,540)	$274,839,088	$29,358,094	$964,524,345	$-
Yandex N.V., Class A	23	-	(195,733,646)	916,590,344	(720,856,721)	-	-
Yum China Holdings, Inc.	1,248,079,869	-	(489,876,348)	308,879,625	83,011,858	1,150,095,004	14,129,016
Zai Lab Ltd., ADR*	161,412,607	-	(181,603,404)	527,319,709	(435,943,020)	71,185,892	-
Zee Entertainment Enterprises Ltd.	155,536,647	-	(120,746,666)	100,140,255	(134,930,236)	-	-
ZTO Express (Cayman), Inc., ADR	621,514,403	-	-	245,809,130	-	867,323,533	13,247,198
Total	$3,511,604,222	$4,891,753,182	$(5,473,567,731)	$2,373,579,940	$(1,179,337,493)	$4,124,032,120	$75,667,074

*	At October 31, 2023, this security was no longer an affiliate of the Fund.

(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2023 was $656,610,505, which represented 3.01% of the Fund’s Net Assets.

(d)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(e)	Restricted security. The aggregate value of these securities at October 31, 2023 was $177,280,871, which represented less than 1% of the Fund’s Net Assets.
(f)	The rate shown is the 7-day SEC standardized yield as of October 31, 2023.

Open Forward Foreign Currency Contracts
Settlement		Contract to				Unrealized
Date	Counterparty	Deliver		Receive		Appreciation

Currency Risk

11/03/2023	State Street Bank & Trust Co.	USD	1,192,666	PHP	67,683,771	$210

Abbreviations:

PHP – Philippines Peso

USD – U.S. Dollar

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

10	Invesco Developing Markets Fund

Consolidated Statement of Assets and Liabilities

October 31, 2023

Assets:
Investments in unaffiliated securities, at value (Cost $13,199,893,146)	$17,736,076,948

Investments in affiliates, at value (Cost $2,990,924,820)	4,052,846,228

Other investments:
Unrealized appreciation on forward foreign currency contracts outstanding	210

Cash	40,034,662

Foreign currencies, at value (Cost $34,725,277)	33,068,513

Receivable for:
Investments sold	233,253,284

Fund shares sold	12,284,221

Dividends	27,638,365

Investment for trustee deferred compensation and retirement plans	1,197,175

Other assets	98,039

Total assets	22,136,497,645

Liabilities:
Payable for:
Investments purchased	103,738,806

Fund shares reacquired	29,804,700

Accrued foreign taxes	148,610,289

Accrued fees to affiliates	6,764,054

Accrued trustees’ and officers’ fees and benefits	237,323

Accrued other operating expenses	3,136,205

Trustee deferred compensation and retirement plans	1,197,175

Total liabilities	293,488,552

Net assets applicable to shares outstanding	$21,843,009,093

Net assets consist of:
Shares of beneficial interest	$19,033,394,047

Distributable earnings	2,809,615,046

$21,843,009,093

Net Assets:
Class A	$2,281,614,174

Class C	$36,504,263

Class R	$216,912,406

Class Y	$10,725,129,727

Class R5	$16,142,886

Class R6	$8,566,705,637

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	62,938,594

Class C	1,120,568

Class R	6,283,087

Class Y	300,639,497

Class R5	445,173

Class R6	240,149,766

Class A:
Net asset value per share	$36.25

Maximum offering price per share (Net asset value of $36.25 ÷ 94.50%)	$38.36

Class C:
Net asset value and offering price per share	$32.58

Class R:
Net asset value and offering price per share	$34.52

Class Y:
Net asset value and offering price per share	$35.67

Class R5:
Net asset value and offering price per share	$36.26

Class R6:
Net asset value and offering price per share	$35.67

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

11	Invesco Developing Markets Fund

Consolidated Statement of Operations

For the year ended October 31, 2023

Investment income:
Interest	$621,419

Dividends (net of foreign withholding taxes of $73,416,573)	401,314,308

Dividends from affiliates	75,667,074

Foreign withholding tax claims	11,453,521

Total investment income	489,056,322

Expenses:
Advisory fees	191,448,811

Administrative services fees	3,539,071

Custodian fees	8,583,074

Distribution fees:
Class A	6,502,034

Class C	362,354

Class R	1,207,491

Transfer agent fees – A, C, R and Y	24,114,741

Transfer agent fees – R5	5,187

Transfer agent fees – R6	2,959,309

Trustees’ and officers’ fees and benefits	250,820

Registration and filing fees	333,630

Reports to shareholders	2,041,170

Professional services fees	383,482

Other	823,581

Total expenses	242,554,755

Less: Fees waived and/or expense offset arrangement(s)	(1,150,985)

Net expenses	241,403,770

Net investment income	247,652,552

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities (net of foreign taxes of $63,871,125)	(208,355,887)

Affiliated investment securities	(1,179,337,493)

Foreign currencies	(11,146,965)

Forward foreign currency contracts	(143,871)

(1,398,984,216)

Change in net unrealized appreciation of:
Unaffiliated investment securities (net of foreign taxes of $43,816,091)	2,613,311,124

Affiliated investment securities	2,373,579,940

Foreign currencies	5,870,474

Forward foreign currency contracts	210

4,992,761,748

Net realized and unrealized gain	3,593,777,532

Net increase in net assets resulting from operations	$3,841,430,084

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

12	Invesco Developing Markets Fund

Consolidated Statement of Changes in Net Assets

For the years ended October 31, 2023 and 2022

	2023	2022

Operations:
Net investment income	$247,652,552	$182,077,188

Net realized gain (loss)	(1,398,984,216)	(1,297,407,234)

Change in net unrealized appreciation (depreciation)	4,992,761,748	(16,193,379,595)

Net increase (decrease) in net assets resulting from operations	3,841,430,084	(17,308,709,641)

Distributions to shareholders from distributable earnings:
Class A	(15,077,879)	(196,709,112)

Class C	(39,391)	(3,347,754)

Class R	(577,718)	(17,064,426)

Class Y	(109,408,871)	(1,100,030,266)

Class R5	(1,597)	(502,518)

Class R6	(118,529,294)	(1,049,638,131)

Total distributions from distributable earnings	(243,634,750)	(2,367,292,207)

Share transactions–net:
Class A	(503,633,450)	(257,246,966)

Class C	1,996,035	(13,976,453)

Class R	(26,301,216)	(12,600,336)

Class Y	(1,833,552,854)	(2,926,163,579)

Class R5	17,501,878	(8,363,219)

Class R6	(2,287,254,658)	(3,779,141,156)

Net increase (decrease) in net assets resulting from share transactions	(4,631,244,265)	(6,997,491,709)

Net increase (decrease) in net assets	(1,033,448,931)	(26,673,493,557)

Net assets:
Beginning of year	22,876,458,024	49,549,951,581

End of year	$21,843,009,093	$22,876,458,024

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

13	Invesco Developing Markets Fund

Consolidated Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(c)		Ratio of net investment income (loss) to average net assets	Portfolio turnover (d)
Class A
Year ended 10/31/23	$31.45	$ 0.28	$ 4.72	$ 5.00	$(0.20)	$ –	$(0.20)	$36.25	15.91%	$2,281,614	1.25%		1.25%		0.73%	25%
Year ended 10/31/22	53.50	0.08	(19.74)	(19.66)	(0.04)	(2.35)	(2.39)	31.45	(38.24)	2,394,926	1.24		1.24		0.23	27
Year ended 10/31/21	45.84	0.11	7.55	7.66	–	–	–	53.50	16.71	4,467,836	1.20		1.20		0.20	38
Year ended 10/31/20	44.28	0.04	2.50	2.54	(0.11)	(0.87)	(0.98)	45.84	5.75	4,130,292	1.22		1.22		0.08	30
Two months ended 10/31/19	42.05	0.06	2.17	2.23	–	–	–	44.28	5.30	4,881,008	1.24	(e)	1.24	(e)	0.80 (e)	7
Year ended 08/31/19	42.01	0.14	0.01	0.15	(0.11)	–	(0.11)	42.05	0.34	4,686,134	1.27		1.27		0.34	28
Class C
Year ended 10/31/23	28.36	(0.01)	4.27	4.26	(0.04)	–	(0.04)	32.58	15.01	36,504	2.00		2.00		(0.02)	25
Year ended 10/31/22	48.79	(0.19)	(17.89)	(18.08)	–	(2.35)	(2.35)	28.36	(38.70)	30,355	1.99		1.99		(0.52)	27
Year ended 10/31/21	42.11	(0.28)	6.96	6.68	–	–	–	48.79	15.86	71,470	1.95		1.95		(0.55)	38
Year ended 10/31/20	40.96	(0.27)	2.29	2.02	–	(0.87)	(0.87)	42.11	4.93	225,906	1.97		1.97		(0.67)	30
Two months ended 10/31/19	38.95	–	2.01	2.01	–	–	–	40.96	5.16	403,027	2.00	(e)	2.00	(e)	0.03 (e)	7
Year ended 08/31/19	39.10	(0.16)	0.01	(0.15)	–	–	–	38.95	(0.41)	493,169	2.02		2.02		(0.42)	28
Class R
Year ended 10/31/23	29.94	0.18	4.48	4.66	(0.08)	–	(0.08)	34.52	15.58	216,912	1.50		1.50		0.48	25
Year ended 10/31/22	51.11	(0.01)	(18.81)	(18.82)	–	(2.35)	(2.35)	29.94	(38.38)	209,736	1.49		1.49		(0.02)	27
Year ended 10/31/21	43.91	(0.03)	7.23	7.20	–	–	–	51.11	16.40	379,043	1.45		1.45		(0.05)	38
Year ended 10/31/20	42.48	(0.07)	2.40	2.33	(0.03)	(0.87)	(0.90)	43.91	5.49	387,506	1.47		1.47		(0.17)	30
Two months ended 10/31/19	40.36	0.04	2.08	2.12	–	–	–	42.48	5.25	472,840	1.50	(e)	1.50	(e)	0.54 (e)	7
Year ended 08/31/19	40.32	0.03	0.01	0.04	–	–	–	40.36	0.10	471,206	1.52		1.52		0.08	28
Class Y
Year ended 10/31/23	30.99	0.37	4.64	5.01	(0.33)	–	(0.33)	35.67	16.15	10,725,130	1.00		1.00		0.98	25
Year ended 10/31/22	52.78	0.19	(19.44)	(19.25)	(0.19)	(2.35)	(2.54)	30.99	(38.08)	10,871,573	0.99		0.99		0.48	27
Year ended 10/31/21	45.21	0.24	7.45	7.69	(0.12)	–	(0.12)	52.78	17.01	23,079,615	0.95		0.95		0.45	38
Year ended 10/31/20	43.70	0.14	2.48	2.62	(0.24)	(0.87)	(1.11)	45.21	6.01	18,432,202	0.97		0.97		0.33	30
Two months ended 10/31/19	41.49	0.07	2.14	2.21	–	–	–	43.70	5.33	19,342,101	1.00	(e)	1.00	(e)	1.04 (e)	7
Year ended 08/31/19	41.48	0.24	0.00	0.24	(0.23)	–	(0.23)	41.49	0.61	18,525,445	1.02		1.02		0.59	28
Class R5
Year ended 10/31/23	31.51	0.39	4.75	5.14	(0.39)	–	(0.39)	36.26	16.30	16,143	0.94		0.94		1.04	25
Year ended 10/31/22	53.52	0.26	(19.70)	(19.44)	(0.22)	(2.35)	(2.57)	31.51	(37.93)	130	0.89		0.89		0.58	27
Year ended 10/31/21	45.85	0.27	7.55	7.82	(0.15)	–	(0.15)	53.52	17.07	10,527	0.90		0.90		0.50	38
Year ended 10/31/20	44.33	0.17	2.52	2.69	(0.30)	(0.87)	(1.17)	45.85	6.10	13,560	0.89		0.89		0.41	30
Two months ended 10/31/19	42.08	0.08	2.17	2.25	–	–	–	44.33	5.35	6,006	0.88	(e)	0.88	(e)	1.16 (e)	7
Period ended 08/31/19(f)	41.26	0.09	0.73	0.82	–	–	–	42.08	1.99	10	0.87	(e)	0.87	(e)	0.74 (e)	28
Class R6
Year ended 10/31/23	31.02	0.42	4.64	5.06	(0.41)	–	(0.41)	35.67	16.31	8,566,706	0.87		0.87		1.11	25
Year ended 10/31/22	52.83	0.25	(19.44)	(19.19)	(0.27)	(2.35)	(2.62)	31.02	(37.98)	9,369,739	0.84		0.84		0.63	27
Year ended 10/31/21	45.25	0.32	7.45	7.77	(0.19)	–	(0.19)	52.83	17.17	21,541,460	0.81		0.81		0.59	38
Year ended 10/31/20	43.75	0.21	2.48	2.69	(0.32)	(0.87)	(1.19)	45.25	6.17	17,009,325	0.82		0.82		0.48	30
Two months ended 10/31/19	41.52	0.09	2.14	2.23	–	–	–	43.75	5.37	17,106,921	0.83	(e)	0.83	(e)	1.21 (e)	7
Year ended 08/31/19	41.52	0.31	(0.01)	0.30	(0.30)	–	(0.30)	41.52	0.77	16,224,242	0.86		0.86		0.75	28

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Does not include indirect expenses from affiliated fund fees and expenses of 0.00% for the two months ended October 31, 2019 and for the year ended August 31, 2019, respectively.
(d)

Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended October 31, 2023, the portfolio turnover calculation excludes the value of securities purchased of $24,736,814 in connection with the acquisition of Invesco Emerging Markets Innovators Fund into the Fund.

(e)	Annualized.
(f)	Commencement date after the close of business on May 24, 2019.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

14	Invesco Developing Markets Fund

Notes to Consolidated Financial Statements

October 31, 2023

NOTE 1–Significant Accounting Policies

Invesco Developing Markets Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these consolidated financial statements pertains only to the Fund and the OFI Global China Fund, LLC (the “Subsidiary”), a wholly-owned subsidiary by the Fund organized under the laws of Delaware. The Subsidiary may invest in companies established or operating in, or with significant exposure to, the People’s Republic of China or other developing markets countries. For operational efficiency and regulatory considerations, the Fund may gain access to such companies through an investment in the Subsidiary. The Fund may invest 10% of its net assets in the Subsidiary. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek capital appreciation.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

15	Invesco Developing Markets Fund

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Consolidated Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Consolidated Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the consolidated financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Foreign Withholding Taxes –The Fund is subject to foreign withholding tax imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Fund may file withholding tax refunds in certain jurisdictions to seek to recover a portion of amounts previously withheld. The Fund will record a receivable for such tax refunds based on several factors including; an assessment of a jurisdiction’s legal obligation to pay reclaims, administrative practices and payment history. Any receivables recorded will be shown under receivables for Foreign withholding tax claims on the Consolidated Statement of Assets and Liabilities. There is no guarantee that the Fund will receive refunds applied for in a timely manner or at all.

As a result of recent court rulings in certain countries across the European Union, tax refunds for previously withheld taxes on dividends earned in those countries have been received by investment companies. Any tax refund payments are reflected as Foreign withholding tax claims in the Consolidated Statement of Operations, and any related interest is included in Interest income. The Fund may incur fees paid to third party providers that assist in the recovery of the tax reclaims. These fees are reflected on the Consolidated Statement of Operations as Professional services fees, if any. In the event tax refunds received by the Fund during the fiscal year exceed the foreign withholding taxes paid by the Fund for the year, and the Fund previously passed foreign tax credits on to its shareholders, the Fund intends to enter into a closing agreement with the Internal Revenue Service in order to pay the associated liability on behalf of the Funds’ shareholders. For the year ended October 31, 2023, the Fund did not enter into any closing agreements.

G.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

H.

Accounting Estimates –The financial statements are prepared on a consolidated basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. The accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. All inter-company accounts and transactions have been eliminated in consolidation.

In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.

I.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust, and under the Subsidiary’s organizational documents, the directors and officers of the Subsidiary, are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund and/or the Subsidiary, respectively. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s

16	Invesco Developing Markets Fund

servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
J.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Consolidated Statement of Operations.

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.

L.

Other Risks – The Subsidiary is not registered under the 1940 Act. As an investor in the Subsidiary, the Fund does not have all of the protections offered to investors by the 1940 Act. However, the Subsidiary is controlled by the Fund and managed by OppenheimerFunds, Inc. The Subsidiary may invest substantially all of its assets in a limited number of issuers or a single issuer. To the extent that it does so, the Subsidiary is more subject to the risks associated with and developments affecting such issuers than a fund that invests more widely.

The Fund’s investments in Class A Shares of Chinese companies involve certain risks and special considerations not typically associated with investments in U.S. companies, such as greater government control over the economy, political and legal uncertainty, currency fluctuations or blockage, the risk that the Chinese government may decide not to continue to support economic reform programs and the risk of nationalization or expropriation of assets. The Fund may invest directly in China A shares through Stock Connect, and will be subject to the following risks: sudden changes in quota limitations, application of trading suspensions, differences in trading days between the PRC and Stock Connect, operational risk, clearing and settlement risk and regulatory and taxation risk.

Investing in developing countries can add additional risk, such as high rates of inflation or sharply devalued currencies against the U.S. dollar.

Transaction costs are often higher and there may be delays in settlement procedures.

Certain securities issued by companies in China may be less liquid, harder to sell or more volatile than U.S. securities.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate*

First $250 million	1.000%

Next $250 million	0.950%

Next $500 million	0.900%

Next $6 billion	0.850%

Next $3 billion	0.800%

Next $20 billion	0.750%

Next $15 billion	0.740%

Over $45 billion	0.730%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended October 31, 2023, the effective advisory fee rate incurred by the Fund was 0.77%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

Effective July 1, 2023, the Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.25%, 3.00%, 2.50%, 2.00%, 2.00% and 2.00%, respectively, of the Fund’s average daily net assets (the “boundary limits”). Prior to July 1, 2023, the same boundary limits were in effect with an expiration date of June 30, 2023. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver

17	Invesco Developing Markets Fund

and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.

Further, the Adviser has contractually agreed, through at least June 30, 2025, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2023, the Adviser waived advisory fees of $1,091,682.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2023, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2023, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund, pursuant to the Class C and Class R Plans, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2023, expenses incurred under the Plans are shown in the Consolidated Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2023, IDI advised the Fund that IDI retained $54,794 in front-end sales commissions from the sale of Class A shares and $4,022 and $1,576 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Brazil	$1,472,199,079	$–	$–	$1,472,199,079

Chile	136,035,727	93,706,430	–	229,742,157

China	4,018,391,067	994,780,529	45,800,803	5,058,972,399

France	–	1,394,268,666	–	1,394,268,666

Hong Kong	–	241,631,265	–	241,631,265

India	–	3,732,361,691	286,497,374	4,018,859,065

Indonesia	–	257,827,140	–	257,827,140

Italy	77,861,606	329,781,998	–	407,643,604

Japan	–	180,344,078	–	180,344,078

Mexico	2,416,945,043	–	–	2,416,945,043

Netherlands	109,709,865	–	–	109,709,865

Peru	202,569,907	–	–	202,569,907

Philippines	–	242,427,298	–	242,427,298

Poland	–	6,443,109	–	6,443,109

18	Invesco Developing Markets Fund

	Level 1	Level 2	Level 3	Total

Portugal	$–	$260,312,156	$–	$260,312,156

Russia	–	–	94,667,205	94,667,205

South Africa	–	140,664,109	–	140,664,109

South Korea	–	1,542,750,653	–	1,542,750,653

Switzerland	10,254,497	661,776,309	–	672,030,806

Taiwan	–	1,768,012,226	–	1,768,012,226

Money Market Funds	1,070,903,346	–	–	1,070,903,346

Total Investments in Securities	9,514,870,137	11,847,087,657	426,965,382	21,788,923,176

Other Investments - Assets*

Forward Foreign Currency Contracts	–	210	–	210

Total Investments	$9,514,870,137	$11,847,087,867	$426,965,382	$21,788,923,386

*	Unrealized appreciation.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) during the year ended October 31, 2023:

	Value 10/31/22	Purchases at Cost	Proceeds from Sales	Accrued Discounts/ Premiums	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfers into Level 3	Transfers out of Level 3	Value 10/31/23

Preferred Stocks	$265,554,732	$–	$–	$–	$–	$(14,942,803)	$–	$–	$250,611,929

Common Stocks & Other Equity Interests	62,853,428	9,169,499	(674,898,983)	–	(1,143,474,585)	1,922,704,094	–	–	176,353,453

Total	$328,408,160	$9,169,499	$(674,898,983)	$–	$(1,143,474,585)	$1,907,761,291	$–	$–	$426,965,382

Securities determined to be Level 3 at the end of the reporting period were valued primarily by utilizing evaluated prices from a third-party vendor pricing service. A significant change in third-party pricing information could result in a lower or higher value in Level 3 investments.

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2023:

Value
Derivative Assets	Currency Risk

Unrealized appreciation on forward foreign currency contracts outstanding	$210

Derivatives not subject to master netting agreements	–

Total Derivative Assets subject to master netting agreements	$210

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of October 31, 2023.

Financial
	Derivative		Collateral
	Assets		(Received)/Pledged
	Forward Foreign	Net Value of			Net
Counterparty	Currency Contracts	Derivatives	Non-Cash	Cash	Amount

State Street Bank & Trust Co.	$210	$210	$–	$–	$210

19	Invesco Developing Markets Fund

Effect of Derivative Investments for the year ended October 31, 2023

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on
Consolidated Statement of Operations
Currency
Risk

Realized Gain (Loss):
Forward foreign currency contracts	$(143,871)

Change in Net Unrealized Appreciation:
Forward foreign currency contracts	210

Total	$(143,661)

The table below summarizes the average notional value of derivatives held during the period.

Forward
Foreign Currency
Contracts

Average notional value	$1,851,435

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2023, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $59,303.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2023 and 2022:

	2023	2022

Ordinary income*	$243,634,750	$197,775,456

Long-term capital gain	–	2,169,516,751

Total distributions	$243,634,750	$2,367,292,207

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2023

Undistributed ordinary income	$111,273,539

Net unrealized appreciation – investments	5,330,186,093

Net unrealized appreciation (depreciation) – foreign currencies	(2,107,258)

Temporary book/tax differences	(1,392,578)

Capital loss carryforward	(2,628,344,750)

Shares of beneficial interest	19,033,394,047

Total net assets	$21,843,009,093

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to passive foreign investment companies and wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

20	Invesco Developing Markets Fund

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of October 31, 2023, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$1,625,219,115	$1,003,125,635	$2,628,344,750

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2023 was $5,847,554,626 and $10,939,954,588, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$ 6,520,630,711

Aggregate unrealized (depreciation) of investments	(1,190,444,618)

Net unrealized appreciation of investments	$ 5,330,186,093

Cost of investments for tax purposes is $16,458,737,293.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and foreign capital gains taxes, on October 31, 2023, undistributed net investment income was decreased by $69,480,749 and undistributed net realized gain (loss) was increased by $69,480,749. Further, as a result of tax deferrals acquired in the reorganization of into the Fund, undistributed net investment income was decreased by $17,464, undistributed net realized gain (loss) was decreased by $32,378,592 and shares of beneficial interest was increased by $32,396,056. These reclassifications had no effect on the net assets of the Fund.

NOTE 11–Share Information

	Summary of Share Activity

	Year ended		Year ended
	October 31, 2023(a)		October 31, 2022
	Shares	Amount	Shares	Amount

Sold:
Class A	7,704,832	$292,416,517	15,975,399	$628,270,673

Class C	174,202	6,065,838	109,960	4,097,121

Class R	681,330	24,879,179	921,028	36,451,727

Class Y	57,622,626	2,164,564,452	107,662,674	4,291,619,180

Class R5	464,283	18,405,853	22,052	953,261

Class R6	43,431,997	1,631,654,997	83,670,704	3,385,134,926

Issued as reinvestment of dividends:
Class A	342,132	12,484,358	3,677,641	174,320,239

Class C	1,111	36,688	73,175	3,147,985

Class R	16,571	576,991	376,951	17,041,970

Class Y	2,456,978	88,033,531	20,494,817	954,853,521

Class R5	41	1,503	10,620	501,895

Class R6	2,404,533	86,058,236	17,923,230	834,684,837

Automatic conversion of Class C shares to Class A shares:
Class A	133,287	5,107,931	212,455	8,587,167

Class C	(147,825)	(5,107,931)	(234,663)	(8,587,167)

Issued in connection with acquisitions:(b)
Class A	1,051,851	41,251,493	-	-

Class C	256,461	9,062,531	-	-

Class R	163,337	6,105,542	-	-

Class Y	920,475	35,494,048	-	-

Class R5	210	8,210	-	-

Class R6	216,033	8,325,575	-	-

21	Invesco Developing Markets Fund

	Summary of Share Activity

	Year ended		Year ended
	October 31, 2023(a)		October 31, 2022
	Shares	Amount	Shares	Amount

Reacquired:
Class A	(22,435,302)	$(854,893,749)	(27,234,377)	$(1,068,425,045)

Class C	(233,908)	(8,061,091)	(342,845)	(12,634,392)

Class R	(1,584,463)	(57,862,928)	(1,707,185)	(66,094,033)

Class Y	(111,201,268)	(4,121,644,885)	(214,616,817)	(8,172,636,280)

Class R5	(23,471)	(913,688)	(225,231)	(9,818,375)

Class R6	(108,003,823)	(4,013,293,466)	(207,243,475)	(7,998,960,919)

Net increase (decrease) in share activity	(125,587,770)	$(4,631,244,265)	(200,473,887)	$(6,997,491,709)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 35% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)

After the close of business on June 23, 2023, the Fund acquired all the net assets of Invesco Emerging Markets Innovators Fund (the “Target Fund”) pursuant to a plan of reorganization approved by the Board of Trustees of the Fund on March 16, 2023. The reorganization was executed in order to reduce overlap and increase efficiencies in the Adviser’s product line. The acquisition was accomplished by a tax-free exchange of 2,608,367 shares of the Fund for 12,966,553 shares outstanding of the Target Fund as of the close of business on June 23, 2023. Shares of the Target Fund were exchanged for the like class of shares of the Fund, based on the relative net asset value of the Target Fund to the net asset value of the Fund on the close of business, June 23, 2023. The Target Fund’s net assets as of the close of business on June 23, 2023 of $100,247,399, including $2,469,400 of unrealized appreciation (depreciation), were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $24,527,723,231 and $24,627,970,630 immediately after the acquisition.

The pro forma results of operations for the year ended October 31, 2023 assuming the reorganization had been completed on November 1, 2022, the beginning of the annual reporting period are as follows:

Net investment income	$247,663,411

Net realized/unrealized gains	3,614,474,818

Change in net assets resulting from operations	$3,862,138,229

As the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practical to separate the amounts of revenue and earnings of the Target Fund that have been included in the Fund’s Statement of Operations since June 23, 2023.

22	Invesco Developing Markets Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco Developing Markets Fund

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Invesco Developing Markets Fund and its subsidiary (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), referred to hereafter as the “Fund”) as of October 31, 2023, the related consolidated statement of operations for the year ended October 31, 2023, the consolidated statement of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the consolidated financial highlights for each of the periods indicated therein (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2023 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

December 21, 2023

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

23	Invesco Developing Markets Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2023 through October 31, 2023.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/23)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$910.10	$6.07	$1,018.85	$6.41	1.26%
Class C	1,000.00	906.80	9.66	1,015.07	10.21	2.01
Class R	1,000.00	908.90	7.27	1,017.59	7.68	1.51
Class Y	1,000.00	911.40	4.87	1,020.11	5.14	1.01
Class R5	1,000.00	911.50	4.48	1,020.52	4.74	0.93
Class R6	1,000.00	911.80	4.14	1,020.87	4.38	0.86

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2023 through October 31, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

24	Invesco Developing Markets Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 13, 2023, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Developing Markets Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited and OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2023. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees, that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the annual review process for the Invesco Funds’ investment advisory and sub-advisory contracts. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

    As part of the contract renewal process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior

Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 2, 2023 and June 13, 2023, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel. Also, as part of the contract renewal process, the independent Trustees reviewed and considered information provided in response to follow-up requests for information submitted by the independent Trustees to management. The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer.

    The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 13, 2023.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board considered recent senior management changes at Invesco and Invesco Advisers, including the appointment of new Co-Heads of Investments, that had been presented to and discussed with the Board. The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology used to manage such risks. The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

    The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

    The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2022 to the performance of funds in the Broadridge performance universe and against the MSCI Emerging Markets Index (Index). The Board noted that performance of Class A shares of the Fund was in the fourth quintile of its performance universe for the one and five year periods and the fifth quintile for the three year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below

25	Invesco Developing Markets Fund

the performance of the Index for the one, three and five year periods. The Board considered that the Fund was created in connection with Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the “Transaction”) and that the Fund’s performance prior to the closing of the Transaction on May 24, 2019 is that of its predecessor fund. The Board also considered that the Fund’s exposure to Russia and its stock selection in certain sectors and regions negatively impacted performance. The Board also considered that it had recently approved the reorganization of Invesco Emerging Markets Innovators Fund into the Fund, which reorganization was anticipated to close on or around June 23, 2023. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund-by-fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

    The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

    The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations. Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.

    The Board also compared the Fund’s effective advisory fee rate (defined for this purpose as the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other similarly managed third-party mutual funds advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2022.

    The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board acknowledged the difficulty in calculating and measuring economies of scale at the individual fund level; noting that only indicative and estimated measures are available at the individual fund level and that such measures are subject to uncertainty. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually. The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits realized as to that Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts. The Board noted the cyclical and competitive nature of the global asset management industry.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

    The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

    The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

    The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated

26	Invesco Developing Markets Fund

securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.

    The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

27	Invesco Developing Markets Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2023:

Federal and State Income Tax
Qualified Dividend Income*	100.00%
Corporate Dividends Received Deduction*	6.02%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
Foreign Taxes	$0.0716	per share
Foreign Source Income	$0.7976	per share

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

28	Invesco Developing Markets Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Chairman Emeritus, Invesco Ltd.; Trustee and Vice Chair, The Invesco Funds; and Member of Executive Board, SMU Cox School of Business

Formerly: Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Vice Chair, Investment Company Institute; Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			169	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Developing Markets Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown - 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	169

Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit)

Formerly: President and Director

Director of Grahamtastic Connection (non-profit)

Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	169	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones - 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	169	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Board Member, First Financial Bankshares, Inc. Texas
Elizabeth Krentzman - 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			169	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	169	Blue Hills Bank; Member and Chairman, Bentley University, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis - 1950 Trustee	2001	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	169	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco Developing Markets Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			169	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	169	None
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver - Daniels College of Business; and Managing Partner, KPMG LLP	169	None
Daniel S. Vandivort - 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	169	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

T-3	Invesco Developing Markets Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Glenn Brightman - 1972 President and Principal Executive Officer	2023

Chief Operating Officer, Americas, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds.

Formerly: Global Head of Finance, Invesco Ltd; Executive Vice President and Chief Financial Officer, Nuveen

			N/A	N/A
Melanie Ringold - 1975 Senior Vice President, Chief Legal Officer and Secretary	2023

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI SteelPath, Inc.; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Assistant Secretary, Invesco Distributors, Inc., Invesco Advisers, Inc., Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Chief Executive Officer, President and Executive Director, Invesco Ltd.; Senior Vice President, Invesco Group Services, Inc.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds and Trustee, Invesco Foundation, Inc.

Formerly: Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco Developing Markets Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Tony Wong - 1973 Senior Vice President	2023

Senior Managing Director, Invesco Ltd.; Director, Chairman, Chief Executive Officer and President, Invesco Advisers, Inc.; Director and Chairman, Invesco Private Capital, Inc., INVESCO Private Capital Investments, Inc. and INVESCO Realty, Inc.; Director, Invesco Senior Secured Management, Inc.; President, Invesco Managed Accounts, LLC and SNW Asset Management Corporation; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds; and Vice President, Invesco Advisers, Inc.

			N/A	N/A
Stephanie C. Butcher - 1971 Senior Vice President	2023	Senior Managing Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; Director and Chief Executive Officer, Invesco Asset Management Limited	N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Senior Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Senior Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President, The Invesco Funds; Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5	Invesco Developing Markets Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. - 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1331 Spring Street, NW, Suite 2500	11 Greenway Plaza	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Sidley Austin LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	787 Seventh Avenue	11 Greenway Plaza	225 Franklin Street
Philadelphia, PA 19103-7018	New York, NY 10019	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6	Invesco Developing Markets Fund

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05426 and 033-19338	Invesco Distributors, Inc.	O-DVM-AR-1

Annual Report to Shareholders	October 31, 2023

Invesco Discovery Mid Cap Growth Fund

Nasdaq:

A: OEGAX ∎ C: OEGCX ∎ R: OEGNX ∎ Y: OEGYX ∎ R5: DMCFX ∎ R6: OEGIX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

8	Schedule of Investments

11	Financial Statements

14	Financial Highlights

15	Notes to Financial Statements

21	Report of Independent Registered Public Accounting Firm

22	Fund Expenses

23	Approval of Investment Advisory and Sub-Advisory Contracts

26	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended October 31, 2023, Class A shares of Invesco Discovery Mid Cap Growth Fund (the Fund), at net asset value (NAV), underperformed the Russell Midcap Growth Index.
Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/22 to 10/31/23, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-6.74%
Class C Shares	-7.46
Class R Shares	-6.96
Class Y Shares	-6.52
Class R5 Shares	-6.47
Class R6 Shares	-6.36
Russell Midcap Growth Index▼	3.35

Source(s): ▼RIMES Technologies Corp.

Market conditions and your Fund

At the start of the fiscal year, US equity markets rebounded, despite mixed data on the economy and corporate earnings. However, the US Federal Reserve’s (the Fed’s) message that rate hikes would continue until data showed inflation meaningfully declining, sent markets lower in December 2022. As energy prices declined, the rate of inflation slowed modestly in the fourth quarter of 2022. Corporate earnings generally met expectations, though companies provided cautious future guidance. With inflation still at multi-decade highs and little evidence of a slowing economy, the Fed raised its target rate by 0.75% in November and by 0.50% in December.1

    US equities managed to deliver gains in the first quarter of 2023 despite significant volatility and a banking crisis. A January rally gave way to a February selloff as higher-than-expected inflation, a tight labor market and solid economic growth indicated that the Fed’s monetary policy would remain tight for the foreseeable future, raising the risk of a deeper than expected recession. In March, the failure of two US regional banks, Silicon Valley Bank and Signature Bank, prompted steep losses in the banking sector. The subsequent takeover of Credit Suisse and ongoing fear that bank troubles would spread sent investors to safe-haven assets, sparking a bond rally, particularly among securities at the short end of the yield curve. With instability in the banking sector, the Fed raised the federal funds rate by only 0.25% in February 2023 and again in March.1 The Fed’s actions to stabilize the banking system in March sent markets higher, so equities were surprisingly resilient despite the turmoil.

    The US economy and equity markets remained resilient in the second quarter of 2023, as milder inflation data and better-than-expected corporate earnings supported equities, with most major indexes posting gains for the quarter and with some big tech names providing optimistic future guidance. Following the March banking crisis, markets stabilized in April, as corporate earnings season got underway, with many companies surprising consensus earnings and revenue estimates. Facing persistently strong employment data, the Fed raised the federal funds rate by 0.25% at its May meeting,1 but left rates unchanged at its June meeting, giving investors the long-awaited “pause” in rate hikes, which sent equities broadly higher.

    Equity markets declined in the third quarter and into October 2023 as a resilient US economy complicated the Fed’s efforts to tame inflation. While inflation has slowed from its peak, the Consumer Price Index (CPI) rose by 0.2% in July, and the 12-month headline inflation rate rose to 3.2% from 3% in June.2 Due to the persistence of inflation, the Fed raised the federal funds rate again in July by 0.25%. The CPI data released in September was higher-than-expected and the overall US labor market remained tight with unemployment near historic lows. At the same time, wages rose and consumers continued to spend, pushing the third quarter year-over-year Gross Domestic Product (GDP) to 4.9%, far above expectations.2 Despite the higher-than-expected GDP for the third quarter of 2023, the Fed held interest rates steady at its September and October meetings, but left open the possibility of another rate hike before the end of the calendar year.1

    Despite higher rates and increased market volatility, US stocks for the fiscal year had positive returns of 10.69%, as measured by the S&P 500 Index.3

    During the fiscal year, stock selection within the health care, industrials and information technology sectors was the primary driver of the Fund’s underperformance versus the Russell Midcap Growth Index. This was partially offset by stronger stock selection within the energy sector.

    The largest individual contributors to the Fund’s absolute performance during the fiscal year included Synopsys, Manhattan Associates and Cadence Design Systems. Synopsys provides software products and consulting services in the electronic design automation industry. Management posted strong earnings and articulated its positioning in AI, which could expand Synopsys’ market opportunity. Manhattan Associates provides IT solutions for distribution centers. Its cloud warehouse products have been well received within its customer base. Cadence Design Systems engages in the design and development of integrated circuits and electronic devices. Market opportunity could expand via AI adoption.

    The largest individual detractors from the Fund’s absolute performance during the fiscal year included Paylocity, Molina Healthcare and DexCom. Paylocity provides online HR and payroll software. The company succumbed to general weakness in software growth stocks late last year even though the company’s fundamentals were completely intact. We exited our position during the fiscal year. Molina Healthcare is a managed care company focused on serving Medicaid and Medicare members. Management reported solid 2022 fourth quarter results and gave a strong outlook for 2023. However, the broader managed care industry underperformed in February due to the rotation away from defensive groups to more cyclical groups, which included Molina. DexCom is a medical device company providing continuous glucose monitoring systems. Despite reporting strong 2023 second quarter results, the stock underperformed due to concerns that widespread use of obesity drugs will slow the diagnosis rate for diabetes, which would hurt sales of DexCom’s continuous glucose monitors.

    Our long-term investment process remains the same. We seek dynamic companies with above-average, sustainable revenue and earnings growth that we believe are positioned to outperform. This includes what we view as leading firms in structurally attractive industries with committed management teams that have proven records of success.

    We thank you for your continued investment in the Invesco Discovery Mid Cap Growth Fund.

1	Source: US Federal Reserve

2	Source: US Bureau of Labor Statistics

3	Source: Lipper Inc.

2	Invesco Discovery Mid Cap Growth Fund

Portfolio manager(s):

Justin Livengood

Ronald Zibelli, Jr. - Lead

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco Discovery Mid Cap Growth Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 10/31/13

1 Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco Discovery Mid Cap Growth Fund

Average Annual Total Returns
As of 10/31/23, including maximum applicable sales charges

Class A Shares
Inception (11/1/00)	6.62%
10 Years	7.45
5 Years	5.94
1 Year	-11.87

Class C Shares
Inception (11/1/00)	6.58%
10 Years	7.41
5 Years	6.37
1 Year	-8.38

Class R Shares
Inception (3/1/01)	7.57%
10 Years	7.79
5 Years	6.89
1 Year	-6.96

Class Y Shares
Inception (11/1/00)	7.32%
10 Years	8.33
5 Years	7.42
1 Year	-6.52

Class R5 Shares
10 Years	8.22%
5 Years	7.47
1 Year	-6.47

Class R6 Shares
Inception (2/28/13)	10.13%
10 Years	8.51
5 Years	7.58
1 Year	-6.36

Effective May 24, 2019, Class A, Class C, Class R, Class Y and Class I shares of the Oppenheimer Discovery Mid Cap Growth Fund, (the predecessor fund), were reorganized into Class A, Class C, Class R, Class Y and Class R6 shares, respectively, of the Invesco Oppenheimer Discovery Mid Cap Growth Fund. Note: The Fund was subsequently renamed the Invesco Discovery Mid Cap Growth Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C, Class R, Class Y and Class R6 shares are those for Class A, Class C, Class R, Class Y and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R5 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated.

Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco Discovery Mid Cap Growth Fund

Supplemental Information

Invesco Discovery Mid Cap Growth Fund’s investment objective is to seek capital appreciation.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2023, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎

The Russell Midcap® Growth Index is an unmanaged index considered representative of mid-cap growth stocks. The Russell Midcap Growth Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco Discovery Mid Cap Growth Fund

Fund Information

Portfolio Composition

By sector	% of total net assets

Information Technology	23.32%

Industrials	22.26

Health Care	15.03

Consumer Discretionary	10.93

Financials	10.43

Energy	5.88

Communication Services	2.86

Consumer Staples	2.08

Other Sectors, Each Less than 2% of Net Assets	2.12

Money Market Funds Plus Other Assets Less Liabilities	5.09

Top 10 Equity Holdings*

		% of total net assets

1.	Manhattan Associates, Inc.	2.62%

2.	Synopsys, Inc.	2.51

3.	TransDigm Group, Inc.	2.33

4.	MongoDB, Inc.	1.97

5.	Old Dominion Freight Line, Inc.	1.90

6.	Trade Desk, Inc. (The), Class A	1.88

7.	Diamondback Energy, Inc.	1.72

8.	Cencora, Inc.	1.71

9.	TechnipFMC PLC	1.69

10.	West Pharmaceutical Services, Inc.	1.68

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of October 31, 2023.

7	Invesco Discovery Mid Cap Growth Fund

Schedule of Investments(a)

October 31, 2023

	Shares	Value

Common Stocks & Other Equity Interests–94.91%
Advertising–1.88%
Trade Desk, Inc. (The), Class A(b)	1,264,571	$89,733,958

Aerospace & Defense–4.92%
Axon Enterprise, Inc.(b)(c)	221,397	45,273,472

Howmet Aerospace, Inc.	1,778,427	78,428,631

TransDigm Group, Inc.(b)	134,353	111,256,376

		234,958,479

Application Software–13.66%
Cadence Design Systems, Inc.(b)	187,963	45,082,926

Datadog, Inc., Class A(b)(c)	440,408	35,880,040

Fair Isaac Corp.(b)	72,837	61,610,633

Guidewire Software, Inc.(b)	505,440	45,555,307

HubSpot, Inc.(b)(c)	173,594	73,563,929

Manhattan Associates, Inc.(b)(c)	641,460	125,071,871

Procore Technologies, Inc.(b)(c)	816,720	49,893,425

Roper Technologies, Inc.	97,498	47,634,598

Samsara, Inc., Class A(b)	2,113,416	48,756,507

Synopsys, Inc.(b)	254,819	119,622,231

		652,671,467

Asset Management & Custody Banks–2.72%
Ares Management Corp., Class A(c)	804,696	79,334,979

KKR & Co., Inc., Class A	916,941	50,798,531

		130,133,510

Automotive Parts & Equipment–1.34%
Aptiv PLC(b)	427,634	37,289,685

Mobileye Global, Inc., Class A (Israel)(b)(c)	754,348	26,907,593

		64,197,278

Automotive Retail–1.67%
O’Reilly Automotive, Inc., Class R(b)	85,614	79,658,690

Biotechnology–1.86%
Argenx SE, ADR (Netherlands)(b)	63,344	29,744,442

Exact Sciences Corp.(b)(c)	605,458	37,290,158

Natera, Inc.(b)	558,829	22,056,981

		89,091,581

Building Products–2.29%
Owens Corning	352,251	39,934,696

Trane Technologies PLC	365,330	69,525,952

		109,460,648

Cargo Ground Transportation–2.90%
Old Dominion Freight Line, Inc.	240,926	90,747,187

Saia, Inc.(b)	132,996	47,677,736

		138,424,923

Casinos & Gaming–1.14%
DraftKings, Inc., Class A(b)	1,972,591	54,482,963

Coal & Consumable Fuels–0.97%
Cameco Corp. (Canada)	1,129,326	46,200,727

	Shares	Value

Construction & Engineering–3.62%
Comfort Systems USA, Inc.(c)	389,911	$70,905,315

EMCOR Group, Inc.	136,115	28,128,165

Quanta Services, Inc.(c)	441,557	73,793,006

		172,826,486

Construction Materials–1.20%
Vulcan Materials Co.	292,343	57,442,476

Electrical Components & Equipment–1.95%
AMETEK, Inc.	345,022	48,568,747

Vertiv Holdings Co.	1,135,201	44,579,343

		93,148,090

Environmental & Facilities Services–1.01%
Clean Harbors, Inc.(b)(c)	312,961	48,092,717

Financial Exchanges & Data–2.12%
MSCI, Inc.	156,347	73,725,428

Tradeweb Markets, Inc., Class A	303,894	27,353,499

		101,078,927

Footwear–1.96%
Deckers Outdoor Corp.(b)	114,213	68,192,014

On Holding AG, Class A (Switzerland)(b)(c)	990,246	25,419,615

		93,611,629

Health Care Distributors–1.71%
Cencora, Inc.(c)	441,939	81,825,006

Health Care Equipment–3.34%
DexCom, Inc.(b)	416,381	36,987,124

IDEXX Laboratories, Inc.(b)(c)	173,565	69,334,010

Penumbra, Inc.(b)(c)	128,911	24,641,338

Shockwave Medical, Inc.(b)	137,506	28,361,988

		159,324,460

Health Care Facilities–2.01%
Encompass Health Corp.	984,712	61,603,583

Tenet Healthcare Corp.(b)	644,920	34,632,204

		96,235,787

Health Care Supplies–0.81%
Cooper Cos., Inc. (The)(c)	124,658	38,862,132

Health Care Technology–0.74%
Veeva Systems, Inc., Class A(b)	184,648	35,583,516

Homebuilding–1.62%
D.R. Horton, Inc.	373,299	38,972,415

TopBuild Corp.(b)	168,309	38,502,367

		77,474,782

Hotels, Resorts & Cruise Lines–1.56%
Hilton Worldwide Holdings, Inc.	492,209	74,584,430

Industrial Machinery & Supplies & Components–0.88%
Parker–Hannifin Corp.	114,211	42,133,580

Insurance Brokers–1.60%
Arthur J. Gallagher & Co.(c)	324,447	76,404,024

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Discovery Mid Cap Growth Fund

	Shares	Value

Internet Services & Infrastructure–1.97%
MongoDB, Inc.(b)	273,259	$94,162,319

Investment Banking & Brokerage–0.76%
LPL Financial Holdings, Inc.	160,976	36,142,332

IT Consulting & Other Services–0.93%
Globant S.A.(b)(c)	260,605	44,378,425

Life Sciences Tools & Services–3.81%
Bruker Corp.	593,637	33,837,309

ICON PLC(b)(c)	277,841	67,782,090

West Pharmaceutical Services, Inc.	252,626	80,408,330

		182,027,729

Managed Health Care–0.75%
Molina Healthcare, Inc.(b)	107,257	35,711,218

Movies & Entertainment–0.98%
Liberty Media Corp.-Liberty Formula One(b)(c)	722,283	46,724,487

Oil & Gas Equipment & Services–1.69%
TechnipFMC PLC (United Kingdom)(c)	3,744,741	80,586,826

Oil & Gas Exploration & Production–1.71%
Diamondback Energy, Inc.(c)	510,605	81,860,194

Oil & Gas Storage & Transportation–1.51%
Targa Resources Corp.	861,651	72,042,640

Packaged Foods & Meats–0.53%
Lamb Weston Holdings, Inc.	279,489	25,098,112

Personal Care Products–0.55%
e.l.f. Beauty, Inc.(b)(c)	282,622	26,179,276

Property & Casualty Insurance–0.74%
Kinsale Capital Group, Inc.(c)	105,575	35,252,548

Real Estate Services–0.92%
CoStar Group, Inc.(b)(c)	600,179	44,059,140

Reinsurance–1.05%
Everest Group Ltd.	126,693	50,122,285

Research & Consulting Services–2.65%
Booz Allen Hamilton Holding Corp.(c)	479,659	57,525,504

KBR, Inc.(c)	774,845	45,057,237

Verisk Analytics, Inc.	105,418	23,967,836

		126,550,577

Restaurants–1.64%
Chipotle Mexican Grill, Inc.(b)	21,347	41,460,143

DoorDash, Inc., Class A(b)(c)	493,369	36,978,007

		78,438,150

Semiconductor Materials & Equipment–1.03%
Entegris, Inc.	560,565	49,352,143

Investment Abbreviations:

ADR – American Depositary Receipt

	Shares	Value

Semiconductors–3.59%
First Solar, Inc.(b)(c)	165,451	$23,568,495

Lattice Semiconductor Corp.(b)	670,324	37,276,718

MACOM Technology Solutions Holdings, Inc.(b)(c)	659,956	46,553,296

Monolithic Power Systems, Inc.	84,979	37,538,623

ON Semiconductor Corp.(b)	421,234	26,386,098

		171,323,230

Soft Drinks & Non-alcoholic Beverages–1.00%
Celsius Holdings, Inc.(b)(c)	315,021	47,911,544

Systems Software–2.14%
CrowdStrike Holdings, Inc., Class A(b)	314,209	55,542,725

Gitlab, Inc., Class A(b)	1,079,237	46,709,377

		102,252,102

Trading Companies & Distributors–2.04%
United Rentals, Inc.(c)	95,380	38,750,032

W.W. Grainger, Inc.(c)	80,384	58,666,655

		97,416,687

Transaction & Payment Processing Services–1.44%
FleetCor Technologies, Inc.(b)(c)	305,140	68,708,374

Total Common Stocks & Other Equity Interests (Cost $4,152,850,828)		4,533,942,604

Money Market Funds–5.12%
Invesco Government & Agency Portfolio, Institutional Class, 5.27%(d)(e)	85,621,500	85,621,500

Invesco Liquid Assets Portfolio, Institutional Class, 5.40%(d)(e)	61,143,462	61,161,805

Invesco Treasury Portfolio, Institutional Class, 5.27%(d)(e)	97,853,142	97,853,142

Total Money Market Funds (Cost $244,629,433)		244,636,447

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)–100.03% (Cost $4,397,480,261)		4,778,579,051

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–5.23%
Invesco Private Government Fund, 5.32%(d)(e)(f)	69,446,619	69,446,619

Invesco Private Prime Fund, 5.53%(d)(e)(f)	180,334,378	180,352,412

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $249,794,574)		249,799,031

TOTAL INVESTMENTS IN SECURITIES–105.26% (Cost $4,647,274,835)		5,028,378,082

OTHER ASSETS LESS LIABILITIES–(5.26)%		(251,473,874)

NET ASSETS–100.00%		$4,776,904,208

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Discovery Mid Cap Growth Fund

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at October 31, 2023.
(d)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2023.

	Value October 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value October 31, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$79,857,341	$929,202,598	$(923,438,439)	$ -	$-	$85,621,500	$2,070,335
Invesco Liquid Assets Portfolio, Institutional Class	73,994,709	663,716,141	(676,555,946)	(15,669)	22,570	61,161,805	1,565,092
Invesco Treasury Portfolio, Institutional Class	91,265,533	1,061,945,826	(1,055,358,217)	-	-	97,853,142	2,363,004
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	80,573,512	936,944,185	(948,071,078)	-	-	69,446,619	2,980,636*
Invesco Private Prime Fund	207,131,108	1,950,310,272	(1,977,073,177)	4,948	(20,739)	180,352,412	8,137,072*
Total	$532,822,203	$5,542,119,022	$(5,580,496,857)	$(10,721)	$1,831	$494,435,478	$17,116,139

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of October 31, 2023.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Discovery Mid Cap Growth Fund

Statement of Assets and Liabilities

October 31, 2023

Assets:

Investments in unaffiliated securities, at value (Cost $ 4,152,850,828)*	$4,533,942,604

Investments in affiliated money market funds, at value (Cost $ 494,424,007)	494,435,478

Cash	200,000

Receivable for:
Investments sold	34,276,795

Fund shares sold	1,826,643

Dividends	1,502,486

Investment for trustee deferred compensation and retirement plans	397,066

Other assets	69,630

Total assets	5,066,650,702

Liabilities:

Payable for:
Investments purchased	32,202,456

Fund shares reacquired	5,225,981

Collateral upon return of securities loaned	249,794,574

Accrued fees to affiliates	1,927,623

Accrued trustees’ and officers’ fees and benefits	2,496

Accrued other operating expenses	156,964

Trustee deferred compensation and retirement plans	436,400

Total liabilities	289,746,494

Net assets applicable to shares outstanding	$4,776,904,208

Net assets consist of:

Shares of beneficial interest	$4,826,309,595

Distributable earnings (loss)	(49,405,387)

$4,776,904,208

Net Assets:

Class A	$2,918,067,770

Class C	$84,403,854

Class R	$112,345,303

Class Y	$518,997,628

Class R5	$95,675,381

Class R6	$1,047,414,272

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	145,517,255

Class C	5,914,538

Class R	6,272,642

Class Y	21,791,148

Class R5	4,691,738

Class R6	42,857,847

Class A:
Net asset value per share	$20.05

Maximum offering price per share (Net asset value of $20.05 ÷ 94.50%)	$21.22

Class C:
Net asset value and offering price per share	$14.27

Class R:
Net asset value and offering price per share	$17.91

Class Y:
Net asset value and offering price per share	$23.82

Class R5:
Net asset value and offering price per share	$20.39

Class R6:
Net asset value and offering price per share	$24.44

*	At October 31, 2023, securities with an aggregate value of $243,921,751 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Discovery Mid Cap Growth Fund

Statement of Operations

For the year ended October 31, 2023

Investment income:

Dividends (net of foreign withholding taxes of $66,415)	$29,465,384

Dividends from affiliated money market funds (includes net securities lending income of $1,436,246)	7,434,677

Total investment income	36,900,061

Expenses:

Advisory fees	33,514,617

Administrative services fees	782,335

Custodian fees	31,315

Distribution fees:
Class A	8,166,047

Class C	1,027,052

Class R	625,377

Transfer agent fees – A, C, R and Y	6,868,124

Transfer agent fees – R5	109,107

Transfer agent fees – R6	349,795

Trustees’ and officers’ fees and benefits	63,240

Registration and filing fees	238,470

Reports to shareholders	433,512

Professional services fees	80,048

Other	(701,945)

Total expenses	51,587,094

Less: Fees waived and/or expense offset arrangement(s)	(268,102)

Net expenses	51,318,992

Net investment income (loss)	(14,418,931)

Realized and unrealized gain (loss) from:

Net realized gain (loss) from:
Unaffiliated investment securities	(177,514,498)

Affiliated investment securities	1,831

Foreign currencies	(219)

(177,512,886)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(143,274,421)

Affiliated investment securities	(10,721)

(143,285,142)

Net realized and unrealized gain (loss)	(320,798,028)

Net increase (decrease) in net assets resulting from operations	$(335,216,959)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Discovery Mid Cap Growth Fund

Statement of Changes in Net Assets

For the years ended October 31, 2023 and 2022

	2023	2022

Operations:

Net investment income (loss)	$(14,418,931)	$(22,378,956)

Net realized gain (loss)	(177,512,886)	(233,239,924)

Change in net unrealized appreciation (depreciation)	(143,285,142)	(2,289,772,399)

Net increase (decrease) in net assets resulting from operations	(335,216,959)	(2,545,391,279)

Distributions to shareholders from distributable earnings:

Class A	–	(812,766,598)

Class C	–	(41,238,028)

Class R	–	(30,829,170)

Class Y	–	(130,957,329)

Class R5	–	(23,402,647)

Class R6	–	(207,455,097)

Total distributions from distributable earnings	–	(1,246,648,869)

Share transactions-net:

Class A	(271,799,470)	514,718,145

Class C	(24,452,997)	11,920,207

Class R	(3,676,396)	29,406,569

Class Y	(115,387,782)	127,483,890

Class R5	(4,695,954)	22,515,201

Class R6	(56,257,241)	311,123,821

Net increase (decrease) in net assets resulting from share transactions	(476,269,840)	1,017,167,833

Net increase (decrease) in net assets	(811,486,799)	(2,774,872,315)

Net assets:

Beginning of year	5,588,391,007	8,363,263,322

End of year	$4,776,904,208	$5,588,391,007

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Discovery Mid Cap Growth Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Distributions from net realized gains	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(c)		Ratio of net investment income (loss) to average net assets		Portfolio turnover (d)
Class A
Year ended 10/31/23	$21.50	$(0.08)	$ (1.37)	$(1.45)	$ –	$20.05	(6.74)%		$2,918,068	1.04%		1.04%		(0.37)%		124%
Year ended 10/31/22	37.13	(0.11)	(9.79)	(9.90)	(5.73)	21.50	(30.69)		3,398,899	1.04		1.04		(0.44)		94
Year ended 10/31/21	26.65	(0.25)	11.81	11.56	(1.08)	37.13	44.48		5,288,400	1.03		1.03		(0.76)		92
Year ended 10/31/20	22.17	(0.13)	5.60	5.47	(0.99)	26.65	25.60	(e)	3,787,636	1.05	(e)	1.05	(e)	(0.54	)(e)	131
Year ended 10/31/19	20.28	(0.08)	3.75	3.67	(1.78)	22.17	20.43		748,190	1.11		1.11		(0.37)		84
Class C
Year ended 10/31/23	15.41	(0.17)	(0.97)	(1.14)	–	14.27	(7.40	)(e)	84,404	1.77	(e)	1.77	(e)	(1.10	)(e)	124
Year ended 10/31/22	28.52	(0.21)	(7.17)	(7.38)	(5.73)	15.41	(31.22	)(e)	115,662	1.78	(e)	1.78	(e)	(1.18	)(e)	94
Year ended 10/31/21	20.83	(0.36)	9.13	8.77	(1.08)	28.52	43.47	(e)	206,799	1.73	(e)	1.73	(e)	(1.46	)(e)	92
Year ended 10/31/20	17.65	(0.24)	4.41	4.17	(0.99)	20.83	24.74		190,420	1.82		1.82		(1.31)		131
Year ended 10/31/19	16.65	(0.18)	2.96	2.78	(1.78)	17.65	19.43		138,705	1.87		1.87		(1.12)		84
Class R
Year ended 10/31/23	19.25	(0.12)	(1.22)	(1.34)	–	17.91	(6.96)		112,345	1.29		1.29		(0.62)		124
Year ended 10/31/22	33.95	(0.15)	(8.82)	(8.97)	(5.73)	19.25	(30.85)		124,370	1.29		1.29		(0.69)		94
Year ended 10/31/21	24.51	(0.30)	10.82	10.52	(1.08)	33.95	44.11		181,872	1.28		1.28		(1.01)		92
Year ended 10/31/20	20.51	(0.18)	5.17	4.99	(0.99)	24.51	25.31		121,009	1.32		1.32		(0.81)		131
Year ended 10/31/19	18.95	(0.12)	3.46	3.34	(1.78)	20.51	20.09		75,342	1.37		1.37		(0.62)		84
Class Y
Year ended 10/31/23	25.48	(0.03)	(1.63)	(1.66)	–	23.82	(6.52)		518,998	0.79		0.79		(0.12)		124
Year ended 10/31/22	42.77	(0.05)	(11.51)	(11.56)	(5.73)	25.48	(30.50)		668,812	0.79		0.79		(0.19)		94
Year ended 10/31/21	30.48	(0.19)	13.56	13.37	(1.08)	42.77	44.84		971,407	0.78		0.78		(0.51)		92
Year ended 10/31/20	25.15	(0.08)	6.40	6.32	(0.99)	30.48	25.95		538,205	0.82		0.82		(0.31)		131
Year ended 10/31/19	22.71	(0.03)	4.25	4.22	(1.78)	25.15	20.68		253,901	0.87		0.87		(0.13)		84
Class R5
Year ended 10/31/23	21.80	(0.01)	(1.40)	(1.41)	–	20.39	(6.47)		95,675	0.73		0.73		(0.06)		124
Year ended 10/31/22	37.45	(0.03)	(9.89)	(9.92)	(5.73)	21.80	(30.45)		106,860	0.73		0.73		(0.13)		94
Year ended 10/31/21	26.80	(0.15)	11.88	11.73	(1.08)	37.45	44.88		155,263	0.72		0.72		(0.45)		92
Year ended 10/31/20	22.20	(0.05)	5.64	5.59	(0.99)	26.80	26.12		110,206	0.71		0.71		(0.20)		131
Period ended 10/31/19(f)	20.60	0.00	1.60	1.60	–	22.20	7.77		11	0.75	(g)	0.75	(g)	(0.01	)(g)	84
Class R6
Year ended 10/31/23	26.10	0.00	(1.66)	(1.66)	–	24.44	(6.36)		1,047,414	0.66		0.66		0.01		124
Year ended 10/31/22	43.62	(0.02)	(11.77)	(11.79)	(5.73)	26.10	(30.43)		1,173,789	0.67		0.67		(0.07)		94
Year ended 10/31/21	31.03	(0.14)	13.81	13.67	(1.08)	43.62	45.02		1,559,522	0.65		0.65		(0.38)		92
Year ended 10/31/20	25.55	(0.04)	6.51	6.47	(0.99)	31.03	26.14		904,245	0.65		0.65		(0.14)		131
Year ended 10/31/19	23.00	0.01	4.32	4.33	(1.78)	25.55	20.92		345,282	0.69		0.69		0.05		84

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Does not include indirect expenses from affiliated fund fees and expenses of 0.00% for the year ended October 31, 2019.
(d)

Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended October 31, 2020, the portfolio turnover calculation excludes the value of securities purchased of $2,263,197,717 in connection with the acquisition of Invesco Mid Cap Growth Fund into the Fund.

(e)

The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b–1 fees of 0.98%, 0.99% and 0.95% for Class C for the years ended October 31, 2023, 2022 and 2021, respectively and 0.23% for Class A the year ended October 31, 2020.

(f)	Commencement date after the close of business on May 24, 2019.
(g)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Discovery Mid Cap Growth Fund

Notes to Financial Statements

October 31, 2023

NOTE 1–Significant Accounting Policies

Invesco Discovery Mid Cap Growth Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek capital appreciation.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

15	Invesco Discovery Mid Cap Growth Fund

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended October 31, 2023, the Fund paid the Adviser $126,612 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Statement of Operations.

J.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers.

16	Invesco Discovery Mid Cap Growth Fund

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.	Other Risks – Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate*

First $500 million	0.680%

Next $500 million	0.650%

Next $4 billion	0.620%

Over $5 billion	0.600%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended October 31, 2023, the effective advisory fee rate incurred by the Fund was 0.61%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

Effective July 1, 2023, the Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the “boundary limits”). Prior to July 1, 2023, the same boundary limits were in effect with an expiration date of June 30, 2023. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.

Further, the Adviser has contractually agreed, through at least June 30, 2025, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended October 31, 2023, the Adviser waived advisory fees of $139,670.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc.(“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and

17	Invesco Discovery Mid Cap Growth Fund

Class R shares (collectively the “Plans”). The Fund, pursuant to the Plans, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares, up to 1.00% of the average daily net assets of Class C shares, and up to 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2023, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2023, IDI advised the Fund that IDI retained $441,471 in front-end sales commissions from the sale of Class A shares and $25,648 and $3,754 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

For the year ended October 31, 2023, the Fund incurred $135,654 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks & Other Equity Interests	$4,533,942,604	$–	$–	$4,533,942,604

Money Market Funds	244,636,447	249,799,031	–	494,435,478

Total Investments	$4,778,579,051	$249,799,031	$–	$5,028,378,082

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2023, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $128,432.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2023 and 2022:

	2023	2022

Ordinary income*	$–	$162,051,056

Long-term capital gain	–	1,084,597,813

Total distributions	$–	$1,246,648,869

*	Includes short-term capital gain distributions, if any.

18	Invesco Discovery Mid Cap Growth Fund

Tax Components of Net Assets at Period-End:

2023

Net unrealized appreciation – investments	$366,807,324

Temporary book/tax differences	(336,977)

Late-Year ordinary loss deferral	(14,579,919)

Capital loss carryforward	(401,295,815)

Shares of beneficial interest	4,826,309,595

Total net assets	$4,776,904,208

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of October 31, 2023, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$401,295,815	$–	$401,295,815

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2023 was $6,606,266,922 and $7,197,856,709, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$588,402,050

Aggregate unrealized (depreciation) of investments	(221,594,726)

Net unrealized appreciation of investments	$366,807,324

Cost of investments for tax purposes is $4,661,570,758.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating losses, on October 31, 2023, undistributed net investment income (loss) was increased by $18,279,558, undistributed net realized gain (loss) was increased by $219 and shares of beneficial interest was decreased by $18,279,777. This reclassification had no effect on the net assets of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	Year ended		Year ended
	October 31, 2023(a)		October 31, 2022
	Shares	Amount	Shares	Amount

Sold:
Class A	8,497,973	$183,944,919	11,816,206	$295,474,702

Class C	788,903	12,206,319	1,051,819	19,432,387

Class R	1,129,267	21,828,622	1,284,557	28,768,746

Class Y	8,592,762	220,140,298	10,913,002	320,936,382

Class R5	583,672	12,800,144	719,838	18,284,370

Class R6	9,260,719	242,778,998	17,960,601	529,642,874

Issued as reinvestment of dividends:
Class A	-	-	26,589,469	773,221,924

Class C	-	-	1,909,121	40,053,351

Class R	-	-	1,179,551	30,774,475

Class Y	-	-	3,254,966	111,905,740

Class R5	-	-	795,893	23,399,246

Class R6	-	-	5,834,791	205,326,299

Automatic conversion of Class C shares to Class A shares:
Class A	629,624	13,502,913	679,402	16,377,029

Class C	(881,956)	(13,502,913)	(940,844)	(16,377,029)

19	Invesco Discovery Mid Cap Growth Fund

	Summary of Share Activity

	Year ended		Year ended
	October 31, 2023(a)		October 31, 2022
	Shares	Amount	Shares	Amount

Reacquired:
Class A	(21,687,985)	$(469,247,302)	(23,451,842)	$(570,355,510)

Class C	(1,495,748)	(23,156,403)	(1,768,643)	(31,188,502)

Class R	(1,316,692)	(25,505,018)	(1,360,714)	(30,136,652)

Class Y	(13,053,854)	(335,528,080)	(10,629,873)	(305,358,232)

Class R5	(794,293)	(17,496,098)	(759,081)	(19,168,415)

Class R6	(11,369,078)	(299,036,239)	(14,579,687)	(423,845,352)

Net increase (decrease) in share activity	(21,116,686)	$(476,269,840)	30,498,532	$1,017,167,833

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 24% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

20	Invesco Discovery Mid Cap Growth Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco Discovery Mid Cap Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Discovery Mid Cap Growth Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), referred to hereafter as the “Fund”) as of October 31, 2023, the related statement of operations for the year ended October 31, 2023, the statement of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2023 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

December 21, 2023

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

21	Invesco Discovery Mid Cap Growth Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2023 through October 31, 2023.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/23)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$925.20	$5.05	$1,019.96	$5.30	1.04%
Class C	1,000.00	921.80	8.57	1,016.28	9.00	1.77
Class R	1,000.00	924.20	6.26	1,018.70	6.56	1.29
Class Y	1,000.00	926.50	3.84	1,021.22	4.02	0.79
Class R5	1,000.00	926.80	3.59	1,021.48	3.77	0.74
Class R6	1,000.00	927.20	3.25	1,021.83	3.41	0.67

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2023 through October 31, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

22	Invesco Discovery Mid Cap Growth Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 13, 2023, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Discovery Mid Cap Growth Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited and OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2023. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees, that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the annual review process for the Invesco Funds’ investment advisory and sub-advisory contracts. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

    As part of the contract renewal process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior

Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 2, 2023 and June 13, 2023, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel. Also, as part of the contract renewal process, the independent Trustees reviewed and considered information provided in response to follow-up requests for information submitted by the independent Trustees to management. The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer.

    The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 13, 2023.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board considered recent senior management changes at Invesco and Invesco Advisers, including the appointment of new Co-Heads of Investments, that had been presented to and discussed with the Board. The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology used to manage such risks. The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

    The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

    The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2022 to the performance of funds in the Broadridge performance universe and against the Russell Midcap® Growth Index (Index). The Board noted that performance of Class A shares of the Fund was in the fourth quintile of its performance universe for the one year period and the second quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was

23	Invesco Discovery Mid Cap Growth Fund

below the performance of the Index for the one year period and above the performance of the Index for the three and five year periods. The Board considered that the Fund was created in connection with Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the “Transaction”) and that the Fund’s performance prior to the closing of the Transaction on May 24, 2019 is that of its predecessor fund. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was reasonably comparable to the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund-by-fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board requested and considered additional information from management regarding the Fund’s actual management fees and the levels of the Fund’s breakpoints in light of current asset levels. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

    The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

    The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations. Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.

    The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board acknowledged the difficulty in calculating and measuring economies of scale at the individual fund level; noting that only indicative and estimated measures are available at the individual fund level and that such measures are subject to uncertainty. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board considered information from Invesco Advisers regarding the levels of the Fund’s breakpoints in light of current assets. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually. The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits realized as to that Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts. The Board noted the cyclical and competitive nature of the global asset management industry.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The

Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

    The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

    The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

    The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by

24	Invesco Discovery Mid Cap Growth Fund

Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.

    The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

25	Invesco Discovery Mid Cap Growth Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2023:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

26	Invesco Discovery Mid Cap Growth Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Chairman Emeritus, Invesco Ltd.; Trustee and Vice Chair, The Invesco Funds; and Member of Executive Board, SMU Cox School of Business

Formerly: Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Vice Chair, Investment Company Institute; Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			169	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Discovery Mid Cap Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown – 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	169

Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit)

Formerly: President and Director

Director of Grahamtastic Connection (non-profit)

Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	169	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	169	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Boad Member, First Financial Bankshares, Inc. Texas
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			169	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	169	Blue Hills Bank; Member and Chairman, Bentley University, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis – 1950 Trustee	2001	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	169	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco Discovery Mid Cap Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			169	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	169	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver - Daniels College of Business; and Managing Partner, KPMG LLP	169	None
Daniel S. Vandivort – 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	169	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

T-3	Invesco Discovery Mid Cap Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Glenn Brightman – 1972 President and Principal Executive Officer	2023

Chief Operating Officer, Americas, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds.

Formerly: Global Head of Finance, Invesco Ltd; Executive Vice President and Chief Financial Officer, Nuveen

			N/A	N/A
Melanie Ringold – 1975 Senior Vice President, Chief Legal Officer and Secretary	2023

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI SteelPath, Inc.; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Assistant Secretary, Invesco Distributors, Inc., Invesco Advisers, Inc., Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Chief Executive Officer, President and Executive Director, Invesco Ltd.; Senior Vice President, Invesco Group Services, Inc.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds and Trustee, Invesco Foundation, Inc.

Formerly: Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco Discovery Mid Cap Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Tony Wong – 1973 Senior Vice President	2023

Senior Managing Director, Invesco Ltd.; Director, Chairman, Chief Executive Officer and President, Invesco Advisers, Inc.; Director and Chairman, Invesco Private Capital, Inc., INVESCO Private Capital Investments, Inc. and INVESCO Realty, Inc.; Director, Invesco Senior Secured Management, Inc.; President, Invesco Managed Accounts, LLC and SNW Asset Management Corporation; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds; and Vice President, Invesco Advisers, Inc.

			N/A	N/A
Stephanie C. Butcher – 1971 Senior Vice President	2023	Senior Managing Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; Director and Chief Executive Officer, Invesco Asset Management Limited	N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Senior Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Senior Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President, The Invesco Funds; Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5	Invesco Discovery Mid Cap Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1331 Spring Street, NW, Suite 2500	11 Greenway Plaza	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Sidley Austin LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	787 Seventh Avenue	11 Greenway Plaza	225 Franklin Street
Philadelphia, PA 19103-7018	New York, NY 10019	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6	Invesco Discovery Mid Cap Growth Fund

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Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05426 and 033-19338	Invesco Distributors, Inc.	O-DMCG-AR-1

Annual Report to Shareholders	October 31, 2023

Invesco EQV Emerging Markets All Cap Fund

Nasdaq:

A: GTDDX ∎ C: GTDCX ∎ Y: GTDYX ∎ R5: GTDIX ∎ R6: GTDFX

2	Management’s Discussion

2	Performance Summary

3	Long-Term Fund Performance

5	Supplemental Information

7	Schedule of Investments

9	Financial Statements

12	Financial Highlights

13	Notes to Financial Statements

19	Report of Independent Registered Public Accounting Firm

20	Fund Expenses

21	Approval of Investment Advisory and Sub-Advisory Contracts

23	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2023, Class A shares of Invesco EQV Emerging Markets All Cap Fund (the Fund), at net asset value (NAV), outperformed the MSCI Emerging Markets Index, the Fund’s broad market/style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/22 to 10/31/23, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	13.01%
Class C Shares	12.17
Class Y Shares	13.30
Class R5 Shares	13.36
Class R6 Shares	13.42
MSCI Emerging Markets Index▼ (Broad Market/Style-Specific Index)	10.80
Source(s): ▼RIMES Technologies Corp.

Market conditions and your Fund

Global equity markets posted gains in November 2022, after better inflation data sparked a rally. However, investor sentiment worsened in December after central banks signaled continued interest rate hikes into 2023, as inflation remained above target levels. International stocks outperformed US stocks in the fourth quarter of 2022, led by results in the UK and the rest of Europe. Emerging market equities also posted gains for the fourth quarter of 2022, driven by China, which eased its zero-COVID-19 policy and started to reopen.

    For the first half of 2023, global equity markets continued to deliver gains amid continued interest rate increases, volatility and a banking crisis. The largest shock came in March 2023 as the failure of two US regional banks, Silicon Valley Bank and Signature Bank, along with the subsequent UBS take-over of Credit Suisse, led to a selloff in US and European financial stocks. Optimism about AI (Artificial Intelligence) boosted technology stocks during the second quarter of 2023. Emerging market equities also posted gains for the first half of 2023, but within the region, China’s equities declined due to weaker-than-expected economic data, real estate developer debt issues and geopolitical concerns.

    The global equity rally in the first half of 2023 came to an end in the third quarter as global equity markets declined. Concerns about a slowing global economy and interest rates staying “higher for longer” hampered stock returns. During the quarter, value stocks outperformed growth stocks. Energy was the best performing sector, ending the quarter in positive territory, boosted by rising oil prices as Russia and the Organization of Petroleum Exporting Countries (OPEC) cut supplies. Developed global equities underperformed emerging market equities. Within emerging markets, China’s equities were weighed down by concerns in the real estate sector, but positive performance in the United Arab Emirates, Turkey and India offset those results.

    Global equity markets continued their decline in October 2023, but growth stocks managed to outperform value stocks. Despite higher rates and increased market volatility, both developed market equities and emerging market equities finished the fiscal year ended October 31, 2023, in positive territory.

    Regardless of the macroeconomic environment, we remain focused on our bottom-up investment approach of identifying attractive companies that fit our earnings, quality, and valuation (EQV) process.

    The Invesco EQV Emerging Markets All Cap Fund outperformed the MSCI Emerging Markets Index for the fiscal year.

    The Fund’s holdings in the consumer discretionary outperformed those of the benchmark index and were the largest contributors to relative outperformance. An overweight in the sector added to relative return. Within consumer discretionary, Yum China, the owner/operator of KFC and Pizza Hut in China, contributed to both absolute and relative results. Stock selection and an overweight in industrials also contributed to relative performance. AirTAC International, a Chinese pneumatic components manufacturer, was a key relative contributor within the sector. Having no exposure in the materials sector added to relative return as well. On a geographic basis, stock selection in Taiwan and underweights in Saudi Arabia and India positively contributed to relative results.

    Conversely, stock selection and an overweight in health care detracted from relative performance. Within the sector, Kalbe Farma, a large pharmaceutical and consumer health company in Indonesia, detracted from both absolute and relative results. Fund holdings in the real estate sector underperformed those of the benchmark index, detracting from relative return. Brazilian mall owner and operator Multiplan Empreendimentos Imobiliarios was a notable relative detractor within real estate. Having no exposure in the energy sector hampered relative results. Geographically, stock selection in Indonesia, Brazil and China were among the largest detractors from relative performance. Overweights in Indonesia and Brazil relative to the MSCI Emerging Markets Index had a negative effect on relative results.

    During the fiscal year, we continued to look for opportunities to improve the growth potential and quality of the Fund’s portfolio by adding companies based on our evaluation of the EQV characteristics for each company. We initiated new positions in Hong Kong-based life insurance group AIA, Indian private life insurance company SBI Life Insurance and Indian online travel booking services company MakeMyTrip. We sold several holdings, including Mexican airport operator Grupo Aeroportuario del Centro Norte, Chinese ecommerce company JD.com and Turkish financial and industrial conglomerate Haci Omer Sabanci.

    As always, we remain focused on a bottom-up investment approach of identifying attractive companies that fit our EQV-focused investment process. Our EQV investment approach focuses on earnings, demonstrated by sustainable earnings growth; quality, demonstrated by efficient capital allocation; and valuation, demonstrated by attractive prices. Our balanced EQV-focused approach aligns with our goal of delivering attractive risk-adjusted returns over the long term.

    We thank you for your continued investment in Invesco EQV Emerging Markets All Cap Fund.

Portfolio manager(s):

Brent Bates

Steve Cao - Lead

Borge Endresen - Lead

Mark Jason

Steven Rivoir

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

2	Invesco EQV Emerging Markets All Cap Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 10/31/13

1 Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

3	Invesco EQV Emerging Markets All Cap Fund

Average Annual Total Returns
As of 10/31/23, including maximum applicable sales charges

Class A Shares
Inception (1/11/94)	4.29%
10 Years	0.41
5 Years	1.91
1 Year	6.77

Class C Shares
Inception (3/1/99)	7.38%
10 Years	0.38
5 Years	2.31
1 Year	11.17

Class Y Shares
Inception (10/3/08)	5.11%
10 Years	1.23
5 Years	3.33
1 Year	13.30

Class R5 Shares
Inception (10/25/05)	6.04%
10 Years	1.33
5 Years	3.39
1 Year	13.36

Class R6 Shares
Inception (9/24/12)	1.85%
10 Years	1.39
5 Years	3.47
1 Year	13.42

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

4	Invesco EQV Emerging Markets All Cap Fund

Supplemental Information

Invesco Emerging Markets All Cap Fund’s investment objective is long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2023, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎

The MSCI Emerging Markets Index is an unmanaged index considered representative of stocks of developing countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

5	Invesco EQV Emerging Markets All Cap Fund

Fund Information

Portfolio Composition

By sector		% of total net assets

Consumer Staples		19.20%

Financials		18.84

Consumer Discretionary		18.38

Information Technology		14.77

Real Estate		8.15

Health Care		6.33

Communication Services		6.11

Industrials		2.96

Money Market Funds Plus Other Assets Less Liabilities		5.26

Top 10 Equity Holdings*

		% of total net assets

1.	Yum China Holdings, Inc.	5.82%

2.	Taiwan Semiconductor Manufacturing Co. Ltd.	4.92

3.	Gedeon Richter PLC	4.27

4.	HDFC Bank Ltd., ADR	3.75

5.	Arcos Dorados Holdings, Inc., Class A	3.68

6.	Multiplan Empreendimentos Imobiliarios S.A.	3.60

7.	Samsung Electronics Co. Ltd.	3.54

8.	BDO Unibank, Inc.	3.46

9.	Wuliangye Yibin Co. Ltd., A Shares	2.98

10.	China Mengniu Dairy Co. Ltd.	2.94

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of October 31, 2023.

6	Invesco EQV Emerging Markets All Cap Fund

Schedule of Investments

October 31, 2023

	Shares	Value

Common Stocks & Other Equity Interests–94.74%
Brazil–12.40%
Ambev S.A., ADR	6,143,589	$15,543,280

Arcos Dorados Holdings, Inc., Class A(a)	6,250,663	56,380,980

B3 S.A. - Brasil, Bolsa, Balcao	4,309,160	9,487,118

Multiplan Empreendimentos Imobiliarios S.A.	11,259,329	55,249,824

Raia Drogasil S.A.	6,157,736	31,510,803

TOTVS S.A.	4,403,400	22,105,430

		190,277,435

China–26.18%
Airtac International Group	1,073,000	35,085,938

China Mengniu Dairy Co. Ltd.(b)	13,690,000	45,099,105

China Resources Beer Holdings Co. Ltd.	7,308,000	38,640,643

Chongqing Fuling Zhacai Group Co. Ltd., A Shares	6,340,366	13,408,318

Fuyao Glass Industry Group Co. Ltd., H Shares(c)	8,098,800	37,003,007

Prosus N.V.(b)	484,671	13,575,350

Tencent Holdings Ltd.	1,116,100	41,345,743

Tongcheng Travel Holdings Ltd.(b)(c)	22,288,000	42,535,575

Wuliangye Yibin Co. Ltd., A Shares	2,140,260	45,670,340

Yum China Holdings, Inc.	1,697,917	89,242,518

		401,606,537

Egypt–2.14%
Eastern Co. S.A.E.	14,250,488	12,121,893

EFG Holding S.A.E.(b)	38,434,502	20,755,210

		32,877,103

France–2.43%
Bollore SE	6,808,819	37,212,553

Hong Kong–2.11%
AIA Group Ltd.	3,725,600	32,446,960

Hungary–4.27%
Gedeon Richter PLC	2,790,740	65,445,095

India–7.92%
Emami Ltd.	3,355,291	20,559,184

HDFC Bank Ltd., ADR	1,017,245	57,525,205

MakeMyTrip Ltd.(b)(d)	393,434	15,237,699

SBI Life Insurance Co. Ltd.(c)	1,709,668	28,114,542

		121,436,630

Indonesia–5.73%
PT Bank Central Asia Tbk	74,917,000	41,303,402

PT Kalbe Farma Tbk	296,157,900	31,568,796

PT Telkom Indonesia (Persero) Tbk	68,261,900	15,005,370

		87,877,568

Macau–0.82%
Galaxy Entertainment Group Ltd.	2,254,000	12,625,219

Mexico–6.17%
Bolsa Mexicana de Valores S.A.B. de C.V.	19,251,320	30,015,786

	Shares	Value

Mexico–(continued)
Kimberly-Clark de Mexico S.A.B. de C.V., Class A	17,542,492	$32,158,154

Wal-Mart de Mexico S.A.B. de C.V., Series V	9,060,410	32,429,323

		94,603,263

Nigeria–1.07%
Zenith Bank PLC	447,469,084	16,390,256

Philippines–6.50%
BDO Unibank, Inc.	23,561,062	53,079,463

SM Investments Corp.	723,820	10,218,635

SM Prime Holdings, Inc.	69,045,700	36,418,710

		99,716,808

Russia–0.00%
Detsky Mir PJSC(b)(e)	6,640,610	7

Moscow Exchange MICEX-RTS PJSC(b)(e)	11,806,000	12

Sberbank of Russia PJSC(b)(e)	11,900,044	12

Sberbank of Russia PJSC, Preference Shares(b)(e)	15,636,015	15

		46

South Africa–1.00%
Naspers Ltd.	98,890	15,416,470

South Korea–4.37%
Douzone Bizon Co. Ltd.	35,211	716,240

LEENO Industrial, Inc.	116,138	11,966,178

Samsung Electronics Co. Ltd.	1,089,803	54,343,764

		67,026,182

Taiwan–8.96%
ASPEED Technology, Inc.	116,000	9,307,603

MediaTek, Inc.	955,000	25,161,218

Taiwan Semiconductor Manufacturing Co. Ltd.	4,583,000	75,507,777

Visual Photonics Epitaxy Co. Ltd.	6,004,000	27,486,786

		137,463,384

United Arab Emirates–2.18%
Emaar Properties PJSC	18,388,100	33,465,546

Vietnam–0.49%
Vietnam Dairy Products JSC	2,723,148	7,552,712

Total Common Stocks & Other Equity Interests (Cost $1,314,338,862)		1,453,439,767

Money Market Funds–4.95%
Invesco Government & Agency Portfolio, Institutional Class, 5.27%(a)(f)	26,555,275	26,555,275

Invesco Liquid Assets Portfolio, Institutional Class, 5.40%(a)(f)	18,961,400	18,967,089

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7	Invesco EQV Emerging Markets All Cap Fund

	Shares	Value

Money Market Funds–(continued)
Invesco Treasury Portfolio, Institutional Class, 5.27%(a)(f)	30,348,885	$30,348,885

Total Money Market Funds (Cost $75,868,586)		75,871,249

TOTAL INVESTMENTS IN SECURITIES (excluding Investments purchased with cash collateral from securities on loan)-99.69% (Cost $1,390,207,448)		1,529,311,016

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–0.98%
Invesco Private Government Fund, 5.32%(a)(f)(g)	4,225,732	4,225,731

	Shares	Value

Money Market Funds–(continued)
Invesco Private Prime Fund, 5.53%(a)(f)(g)	10,865,820	$10,866,907

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $15,092,638)		15,092,638

TOTAL INVESTMENTS IN SECURITIES–100.67% (Cost $1,405,300,086)		1,544,403,654

OTHER ASSETS LESS LIABILITIES–(0.67)%		(10,295,470)

NET ASSETS–100.00%		$1,534,108,184

Investment Abbreviations:

ADR – American Depositary Receipt

Notes to Schedule of Investments:

(a)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2023.

	Value October 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value October 31, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$24,452,871	$155,960,409	$(153,858,005)	$-	$-	$26,555,275	$1,473,703
Invesco Liquid Assets Portfolio, Institutional Class	11,276,948	111,400,292	(103,710,196)	(723)	768	18,967,089	1,062,114
Invesco Treasury Portfolio, Institutional Class	27,946,138	178,240,467	(175,837,720)	-	-	30,348,885	1,681,501
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	14,372,862	114,515,525	(124,662,656)	-	-	4,225,731	126,937*
Invesco Private Prime Fund	36,948,524	271,422,950	(297,499,716)	(3,198)	(1,653)	10,866,907	353,140*
Investments in Other Affiliates:
Arcos Dorados Holdings Inc.**	73,318,658	-	(34,436,913)	11,951,783	5,547,452	56,380,980	1,483,169
Total	$188,316,001	$831,539,643	$(890,005,206)	$11,947,862	$5,546,567	$147,344,867	$6,180,564

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

**	As of October 31, 2023, this security was not considered as an affiliate of the Fund.

(b)	Non-income producing security.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2023 was $107,653,124, which represented 7.02% of the Fund’s Net Assets.

(d)	All or a portion of this security was out on loan at October 31, 2023.
(e)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(f)	The rate shown is the 7-day SEC standardized yield as of October 31, 2023.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco EQV Emerging Markets All Cap Fund

Statement of Assets and Liabilities

October 31, 2023

Assets:
Investments in unaffiliated securities, at value (Cost $1,314,338,862)*	$1,453,439,767

Investments in affiliated money market funds, at value (Cost $90,961,224)	90,963,887

Foreign currencies, at value (Cost $7,623,936)	4,737,208

Receivable for:
Investments sold	448,061

Fund shares sold	594,871

Dividends	1,665,415

Investment for trustee deferred compensation and retirement plans	224,982

Other assets	59,111

Total assets	1,552,133,302

Liabilities:
Payable for:
Fund shares reacquired	1,964,326

Accrued foreign taxes	9,300

Collateral upon return of securities loaned	15,092,638

Accrued fees to affiliates	533,246

Accrued other operating expenses	177,764

Trustee deferred compensation and retirement plans	247,844

Total liabilities	18,025,118

Net assets applicable to shares outstanding	$1,534,108,184

Net assets consist of:
Shares of beneficial interest	$1,431,597,399

Distributable earnings	102,510,785

$1,534,108,184

Net Assets:
Class A	$398,691,415

Class C	$7,317,420

Class Y	$537,072,280

Class R5	$137,176,611

Class R6	$453,850,458

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	12,859,936

Class C	242,053

Class Y	17,308,389

Class R5	4,435,033

Class R6	14,678,980

Class A:
Net asset value per share	$31.00

Maximum offering price per share (Net asset value of $31.00 ÷ 94.50%)	$32.80

Class C:
Net asset value and offering price per share	$30.23

Class Y:
Net asset value and offering price per share	$31.03

Class R5:
Net asset value and offering price per share	$30.93

Class R6:
Net asset value and offering price per share	$30.92

*	At October 31, 2023, securities with an aggregate value of $15,085,296 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco EQV Emerging Markets All Cap Fund

Statement of Operations

For the year ended October 31, 2023

Investment income:
Interest	$6,468

Dividends (net of foreign withholding taxes of $5,959,541)	41,179,770

Dividends from affiliates (includes net securities lending income of $18,499)	5,718,986

Foreign withholding tax claims	128,910

Total investment income	47,034,134

Expenses:
Advisory fees	15,500,119

Administrative services fees	246,528

Custodian fees	312,708

Distribution fees:
Class A	1,102,922

Class C	87,256

Transfer agent fees – A, C and Y	1,702,009

Transfer agent fees – R5	147,574

Transfer agent fees – R6	146,664

Trustees’ and officers’ fees and benefits	29,543

Registration and filing fees	114,059

Reports to shareholders	204,906

Professional services fees	88,350

Other	30,944

Total expenses	19,713,582

Less: Fees waived and/or expense offset arrangement(s)	(110,546)

Net expenses	19,603,036

Net investment income	27,431,098

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(33,249,497)

Affiliated investment securities	5,546,567

Foreign currencies	(247,004)

(27,949,934)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities (net of foreign taxes of $9,300)	210,504,104

Affiliated investment securities	11,947,862

Foreign currencies	(4,149,594)

218,302,372

Net realized and unrealized gain	190,352,438

Net increase in net assets resulting from operations	$217,783,536

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco EQV Emerging Markets All Cap Fund

Statement of Changes in Net Assets

For the years ended October 31, 2023 and 2022

	2023	2022

Operations:
Net investment income	$27,431,098	$26,630,334

Net realized gain (loss)	(27,949,934)	(29,968,582)

Change in net unrealized appreciation (depreciation)	218,302,372	(757,360,727)

Net increase (decrease) in net assets resulting from operations	217,783,536	(760,698,975)

Distributions to shareholders from distributable earnings:
Class A	(5,022,561)	(23,821,085)

Class C	(19,299)	(557,095)

Class Y	(9,215,710)	(45,068,032)

Class R5	(2,292,630)	(9,177,465)

Class R6	(7,971,139)	(33,332,046)

Total distributions from distributable earnings	(24,521,339)	(111,955,723)

Share transactions–net:
Class A	(37,292,996)	(936,473)

Class C	(1,330,548)	(3,028,262)

Class Y	(128,867,710)	(132,804,152)

Class R5	(14,194,837)	(6,196,426)

Class R6	(47,534,532)	(40,373,264)

Net increase (decrease) in net assets resulting from share transactions	(229,220,623)	(183,338,577)

Net increase (decrease) in net assets	(35,958,426)	(1,055,993,275)

Net assets:
Beginning of year	1,570,066,610	2,626,059,885

End of year	$1,534,108,184	$1,570,066,610

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco EQV Emerging Markets All Cap Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income (loss) to average net assets	Portfolio turnover (c)
Class A
Year ended 10/31/23	$27.75	$ 0.44	$ 3.17	$ 3.61	$(0.36)	$ –	$(0.36)	$31.00	13.01%	$ 398,691	1.33%	1.34%	1.36%	11%
Year ended 10/31/22	41.94	0.36	(12.84)	(12.48)	(0.21)	(1.50)	(1.71)	27.75	(30.89)	388,330	1.39	1.39	1.06	17
Year ended 10/31/21	38.27	0.26	5.58	5.84	(0.40)	(1.77)	(2.17)	41.94	15.22	591,114	1.31	1.31	0.61	19
Year ended 10/31/20	36.81	0.27	1.76	2.03	(0.57)	–	(0.57)	38.27	5.54	552,262	1.37	1.38	0.76	33
Year ended 10/31/19	30.54	0.55	6.18	6.73	(0.46)	–	(0.46)	36.81	22.39	583,346	1.37	1.38	1.62	7
Class C
Year ended 10/31/23	27.01	0.19	3.10	3.29	(0.07)	–	(0.07)	30.23	12.17	7,317	2.08	2.09	0.61	11
Year ended 10/31/22	40.94	0.11	(12.54)	(12.43)	–	(1.50)	(1.50)	27.01	(31.40)	7,696	2.14	2.14	0.31	17
Year ended 10/31/21	37.38	(0.06)	5.45	5.39	(0.06)	(1.77)	(1.83)	40.94	14.35	15,632	2.06	2.06	(0.14)	19
Year ended 10/31/20	35.83	0.00	1.71	1.71	(0.16)	–	(0.16)	37.38	4.78	16,812	2.12	2.13	0.01	33
Year ended 10/31/19	29.64	0.28	6.05	6.33	(0.14)	–	(0.14)	35.83	21.48	22,941	2.12	2.13	0.87	7
Class Y
Year ended 10/31/23	27.78	0.52	3.18	3.70	(0.45)	–	(0.45)	31.03	13.30	537,072	1.08	1.09	1.61	11
Year ended 10/31/22	42.00	0.44	(12.84)	(12.40)	(0.32)	(1.50)	(1.82)	27.78	(30.71)	591,206	1.14	1.14	1.31	17
Year ended 10/31/21	38.32	0.37	5.58	5.95	(0.50)	(1.77)	(2.27)	42.00	15.50	1,062,846	1.06	1.06	0.86	19
Year ended 10/31/20	36.85	0.36	1.78	2.14	(0.67)	–	(0.67)	38.32	5.82	1,015,412	1.12	1.13	1.01	33
Year ended 10/31/19	30.60	0.63	6.18	6.81	(0.56)	–	(0.56)	36.85	22.69	968,060	1.12	1.13	1.87	7
Class R5
Year ended 10/31/23	27.70	0.54	3.17	3.71	(0.48)	–	(0.48)	30.93	13.36	137,177	1.03	1.04	1.66	11
Year ended 10/31/22	41.88	0.46	(12.80)	(12.34)	(0.34)	(1.50)	(1.84)	27.70	(30.68)	135,693	1.07	1.07	1.38	17
Year ended 10/31/21	38.22	0.39	5.57	5.96	(0.53)	(1.77)	(2.30)	41.88	15.56	215,122	1.02	1.02	0.90	19
Year ended 10/31/20	36.76	0.39	1.77	2.16	(0.70)	–	(0.70)	38.22	5.90	182,631	1.05	1.06	1.08	33
Year ended 10/31/19	30.55	0.66	6.16	6.82	(0.61)	–	(0.61)	36.76	22.79	250,287	1.03	1.04	1.96	7
Class R6
Year ended 10/31/23	27.70	0.56	3.16	3.72	(0.50)	–	(0.50)	30.92	13.42	453,850	0.96	0.97	1.73	11
Year ended 10/31/22	41.89	0.48	(12.79)	(12.31)	(0.38)	(1.50)	(1.88)	27.70	(30.60)	447,141	1.00	1.00	1.45	17
Year ended 10/31/21	38.22	0.42	5.58	6.00	(0.56)	(1.77)	(2.33)	41.89	15.67	741,346	0.93	0.93	0.99	19
Year ended 10/31/20	36.76	0.42	1.76	2.18	(0.72)	–	(0.72)	38.22	5.96	497,383	0.96	0.97	1.17	33
Year ended 10/31/19	30.55	0.68	6.16	6.84	(0.63)	–	(0.63)	36.76	22.88	383,400	0.97	0.98	2.02	7

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco EQV Emerging Markets All Cap Fund

Notes to Financial Statements

October 31, 2023

NOTE 1–Significant Accounting Policies

Invesco EQV Emerging Markets All Cap Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of five different classes of shares: Class A, Class C, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

13	Invesco EQV Emerging Markets All Cap Fund

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Foreign Withholding Taxes – The Fund is subject to foreign withholding tax imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Fund may file withholding tax refunds in certain jurisdictions to seek to recover a portion of amounts previously withheld. The Fund will record a receivable for such tax refunds based on several factors including; an assessment of a jurisdiction’s legal obligation to pay reclaims, administrative practices and payment history. Any receivables recorded will be shown under receivables for Foreign withholding tax claims on the Statement of Assets and Liabilities. There is no guarantee that the Fund will receive refunds applied for in a timely manner or at all.

As a result of recent court rulings in certain countries across the European Union, tax refunds for previously withheld taxes on dividends earned in those countries have been received by investment companies. Any tax refund payments are reflected as Foreign withholding tax claims in the Statement of Operations, and any related interest is included in Interest income. The Fund may incur fees paid to third party providers that assist in the recovery of the tax reclaims. These fees are reflected on the Statement of Operations as Professional services fees, if any. In the event tax refunds received by the Fund during the fiscal year exceed the foreign withholding taxes paid by the Fund for the year, and the Fund previously passed foreign tax credits on to its shareholders, the Fund intends to enter into a closing agreement with the Internal Revenue Service in order to pay the associated liability on behalf of the Funds’ shareholders. For the year ended October 31, 2023, the Fund did not enter into any closing agreements.

G.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

H.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower

14	Invesco EQV Emerging Markets All Cap Fund

to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended October 31, 2023, the Fund paid the Adviser $738 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Statement of Operations.

K.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

L.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
M.

Other Risks – Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Such countries’ economies may be more dependent on relatively few industries or investors that may be highly vulnerable to local and global changes. Companies in emerging market countries generally may be subject to less stringent regulatory, disclosure, financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries. As a result, information, including financial information, about such companies may be less available and reliable, which can impede the Fund’s ability to evaluate such companies. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably, and the ability to bring and enforce actions (including bankruptcy, confiscatory taxation, expropriation, nationalization of a company’s assets, restrictions on foreign ownership of local companies, restrictions on withdrawing assets from the country, protectionist measures and practices such as share blocking), or to obtain information needed to pursue or enforce such actions, may be limited. In addition, the ability of foreign entities to participate in privatization programs of certain developing or emerging market countries may be limited by local law. Investments in emerging market securities may be subject to additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $250 million	0.935%

Next $250 million	0.910%

Next $500 million	0.885%

Next $1.5 billion	0.860%

Next $2.5 billion	0.835%

Next $2.5 billion	0.810%

Next $2.5 billion	0.785%

Over $10 billion	0.760%

For the year ended October 31, 2023, the effective advisory fee rate incurred by the Fund was 0.88%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

15	Invesco EQV Emerging Markets All Cap Fund

Effective July 1, 2023, the Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y, Class R5 and Class R6 shares to 2.25%, 3.00%, 2.00%, 2.00% and 2.00%, respectively, of the Fund’s average daily net assets (the “boundary limits”). Prior to July 1, 2023, the same boundary limits were in effect with an expiration date of June 30, 2023. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.

Further, the Adviser has contractually agreed, through at least June 30, 2025, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended October 31, 2023, the Adviser waived advisory fees of $93,704.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2023, expenses incurred under the Plans are shown in the Consolidated Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2023, IDI advised the Fund that IDI retained $24,118 in front-end sales commissions from the sale of Class A shares and $1,130 and $1,009 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Brazil	$190,277,435	$–	$ –	$190,277,435

China	89,242,518	312,364,019	–	401,606,537

Egypt	20,755,210	12,121,893	–	32,877,103

France	–	37,212,553	–	37,212,553

Hong Kong	–	32,446,960	–	32,446,960

Hungary	–	65,445,095	–	65,445,095

India	72,762,904	48,673,726	–	121,436,630

Indonesia	–	87,877,568	–	87,877,568

Macau	–	12,625,219	–	12,625,219

Mexico	94,603,263	–	–	94,603,263

Nigeria	–	16,390,256	–	16,390,256

16	Invesco EQV Emerging Markets All Cap Fund

	Level 1	Level 2	Level 3	Total

Philippines	$–	$99,716,808	$ –	$99,716,808

Russia	–	–	46	46

South Africa	–	15,416,470	–	15,416,470

South Korea	–	67,026,182	–	67,026,182

Taiwan	–	137,463,384	–	137,463,384

United Arab Emirates	–	33,465,546	–	33,465,546

Vietnam	–	7,552,712	–	7,552,712

Money Market Funds	75,871,249	15,092,638	–	90,963,887

Total Investments	$543,512,579	$1,000,891,029	$46	$1,544,403,654

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2023, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $16,842.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2023 and 2022:

	2023	2022

Ordinary income*	$24,521,339	$19,389,385

Long-term capital gain	–	92,566,338

Total distributions	$24,521,339	$111,955,723

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2023

Undistributed ordinary income	$28,277,290

Net unrealized appreciation – investments	135,789,808

Net unrealized appreciation (depreciation) – foreign currencies	(4,333,866)

Temporary book/tax differences	(187,049)

Capital loss carryforward	(57,035,398)

Shares of beneficial interest	1,431,597,399

Total net assets	$1,534,108,184

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and passive foreign investment companies.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

17	Invesco EQV Emerging Markets All Cap Fund

The Fund has a capital loss carryforward as of October 31, 2023, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$26,272,207	$30,763,191	$57,035,398

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2023 was $174,031,577 and $411,990,121, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$302,289,276

Aggregate unrealized (depreciation) of investments	(166,499,468)

Net unrealized appreciation of investments	$135,789,808

Cost of investments for tax purposes is $1,408,613,846.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, on October 31, 2023, undistributed net investment income was decreased by $247,005 and undistributed net realized gain (loss) was increased by $247,005. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	Year ended		Year ended
	October 31, 2023(a)		October 31, 2022
	Shares	Amount	Shares	Amount

Sold:
Class A	1,100,674	$36,106,080	1,785,231	$59,015,273

Class C	68,980	2,230,913	47,250	1,591,114

Class Y	3,771,516	123,924,186	6,322,632	211,228,639

Class R5	895,431	29,696,138	973,625	32,575,583

Class R6	2,516,875	82,665,320	4,346,031	145,692,469

Issued as reinvestment of dividends:
Class A	136,327	4,286,113	549,442	20,944,720

Class C	523	16,142	13,287	496,154

Class Y	128,048	4,020,698	709,975	27,028,746

Class R5	72,195	2,258,275	238,575	9,051,542

Class R6	240,455	7,514,208	811,404	30,760,326

Automatic conversion of Class C shares to Class A shares:
Class A	40,754	1,334,227	47,349	1,514,612

Class C	(41,677)	(1,334,227)	(48,496)	(1,514,612)

Reacquired:
Class A	(2,409,540)	(79,019,416)	(2,483,704)	(82,411,078)

Class C	(70,648)	(2,243,376)	(108,967)	(3,600,918)

Class Y	(7,869,136)	(256,812,594)	(11,058,099)	(371,061,537)

Class R5	(1,430,461)	(46,149,250)	(1,450,932)	(47,823,551)

Class R6	(4,221,896)	(137,714,060)	(6,711,309)	(216,826,059)

Net increase (decrease) in share activity	(7,071,580)	$(229,220,623)	(6,016,706)	$(183,338,577)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 45% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

In addition, 3% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

18	Invesco EQV Emerging Markets All Cap Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco EQV Emerging Markets All Cap Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco EQV Emerging Markets All Cap Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), referred to hereafter as the “Fund”) as of October 31, 2023, the related statement of operations for the year ended October 31, 2023, the statement of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2023 and the financial highlights for each of the five years in the period ended October 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

December 21, 2023

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

19	Invesco EQV Emerging Markets All Cap Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2023 through October 31, 2023.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/23)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$925.40	$6.55	$1,018.40	$6.87	1.35%
Class C	1,000.00	921.90	10.17	1,014.62	10.66	2.10
Class Y	1,000.00	926.60	5.34	1,019.66	5.60	1.10
Class R5	1,000.00	926.90	5.10	1,019.91	5.35	1.05
Class R6	1,000.00	927.10	4.76	1,020.27	4.99	0.98

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2023 through October 31, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

20	Invesco EQV Emerging Markets All Cap Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 13, 2023, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco EQV Emerging Markets All Cap Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2023. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees, that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the annual review process for the Invesco Funds’ investment advisory and sub-advisory contracts. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

    As part of the contract renewal process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior

Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 2, 2023 and June 13, 2023, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel. Also, as part of the contract renewal process, the independent Trustees reviewed and considered information provided in response to follow-up requests for information submitted by the independent Trustees to management. The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer.

    The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 13, 2023.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board considered recent senior management changes at Invesco and Invesco Advisers, including the appointment of new Co-Heads of Investments, that had been presented to and discussed with the Board. The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology used to manage such risks. The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

    The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

    The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2022 to the performance of funds in the Broadridge performance universe and against the MSCI Emerging Markets Index (Index). The Board noted that performance of Class A shares of the Fund was in the first quintile of its performance universe for the one year period, the third quintile for the three year period and the second quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that

21	Invesco EQV Emerging Markets All Cap Fund

performance of Class A shares of the Fund was above the performance of the Index for the one and five year periods and below the performance of the Index for the three year period. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund-by-fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

    The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

    The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

    The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board acknowledged the difficulty in calculating and measuring economies of scale at the individual fund level; noting that only indicative and estimated measures are available at the individual fund level and that such measures are subject to uncertainty. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually. The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits realized as to that Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts. The Board noted the cyclical and competitive nature of the global asset management industry.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

    The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

    The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

    The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.

    The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

22	Invesco EQV Emerging Markets All Cap Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2023:

Federal and State Income Tax
Qualified Dividend Income*	100.00%
Corporate Dividends Received Deduction*	2.99%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
Foreign Taxes	$0.1139	per share
Foreign Source Income	$1.1287	per share

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

23	Invesco EQV Emerging Markets All Cap Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Chairman Emeritus, Invesco Ltd.; Trustee and Vice Chair, The Invesco Funds; and Member of Executive Board, SMU Cox School of Business

Formerly: Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Vice Chair, Investment Company Institute; Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			169	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco EQV Emerging Markets All Cap Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown - 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	169

Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit)

Formerly: President and Director

Director of Grahamtastic Connection (non-profit)

Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	169	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones - 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	169	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Board Member, First Financial Bankshares, Inc. Texas
Elizabeth Krentzman - 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			169	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	169	Blue Hills Bank; Member and Chairman, Bentley University, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis - 1950 Trustee	2001	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	169	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco EQV Emerging Markets All Cap Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			169	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	169	None
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver - Daniels College of Business; and Managing Partner, KPMG LLP	169	None
Daniel S. Vandivort - 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	169	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

T-3	Invesco EQV Emerging Markets All Cap Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Glenn Brightman - 1972 President and Principal Executive Officer	2023

Chief Operating Officer, Americas, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds.

Formerly: Global Head of Finance, Invesco Ltd; Executive Vice President and Chief Financial Officer, Nuveen

			N/A	N/A
Melanie Ringold - 1975 Senior Vice President, Chief Legal Officer and Secretary	2023

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI SteelPath, Inc.; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Assistant Secretary, Invesco Distributors, Inc., Invesco Advisers, Inc., Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Chief Executive Officer, President and Executive Director, Invesco Ltd.; Senior Vice President, Invesco Group Services, Inc.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds and Trustee, Invesco Foundation, Inc.

Formerly: Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco EQV Emerging Markets All Cap Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Tony Wong - 1973 Senior Vice President	2023

Senior Managing Director, Invesco Ltd.; Director, Chairman, Chief Executive Officer and President, Invesco Advisers, Inc.; Director and Chairman, Invesco Private Capital, Inc., INVESCO Private Capital Investments, Inc. and INVESCO Realty, Inc.; Director, Invesco Senior Secured Management, Inc.; President, Invesco Managed Accounts, LLC and SNW Asset Management Corporation; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds; and Vice President, Invesco Advisers, Inc.

			N/A	N/A
Stephanie C. Butcher - 1971 Senior Vice President	2023	Senior Managing Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; Director and Chief Executive Officer, Invesco Asset Management Limited	N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Senior Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Senior Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President, The Invesco Funds; Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5	Invesco EQV Emerging Markets All Cap Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. - 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1331 Spring Street, NW, Suite 2500	11 Greenway Plaza	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Sidley Austin LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	787 Seventh Avenue	11 Greenway Plaza,	225 Franklin Street
Philadelphia, PA 19103-7018	New York, NY 10019	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6	Invesco EQV Emerging Markets All Cap Fund

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05426 and 033-19338	Invesco Distributors, Inc.	DVM-AR-1

Annual Report to Shareholders	October 31, 2023

Invesco Emerging Markets Local Debt Fund

Nasdaq:

A: OEMAX ∎ C: OEMCX ∎ R: OEMNX ∎ Y: OEMYX ∎ R5: EMLDX ∎ R6: OEMIX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

8	Schedule of Investments

16	Financial Statements

19	Financial Highlights

20	Notes to Financial Statements

30	Report of Independent Registered Public Accounting Firm

31	Fund Expenses

32	Approval of Investment Advisory and Sub-Advisory Contracts

35	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2023, Class A shares of Invesco Emerging Markets Local Debt Fund (the Fund), at net asset value (NAV), underperformed the JP Morgan Government Bond Index - Emerging Markets (GBI-EM) Global Diversified Index.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/22 to 10/31/23, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	13.38%
Class C Shares	12.54
Class R Shares	13.09
Class Y Shares	13.87
Class R5 Shares	13.94
Class R6 Shares	13.73
JP Morgan Government Bond Index - Emerging Markets (GBI-EM) Global Diversified Index▼	13.50

Source(s): ▼RIMES Technologies Corp.

Market conditions and your Fund

During the fiscal year ended October 31, 2023, volatility remained elevated in global fixed-income markets for much of the year as investor concerns vacillated between growth and inflation. Uncertainty on the path of the US Federal Reserve (the Fed), which has a global impact, kept markets guessing whether the prospect of continued strong growth would lead to higher interest rates, potentially for longer, or the prospect of imminent recession would unfold due to monetary tightening at a pace and scale not seen in the past two decades. While inflation data surprised to the upside in the first half of the fiscal year, growth data largely did so throughout the year, leading developed market (DM) central banks, particularly the Fed, to raise policy rates throughout the fiscal year. As disinflation unfolded in emerging markets (EM), uncertainty on the path of the Fed generated questions on the degree to which EM central banks would need to continue hiking or remain at elevated rates, despite their earlier start to monetary policy tightening. As disinflation commenced in DMs, especially the US, and continued in EMs, this concern abated, and EM central banks began to cut interest rates.

    Towards the end of 2022, bond markets finished a volatile year with gains in a last few months spurred by slowing US inflation, hints from the Fed that future interest rate hikes would be scaled back, and China’s relaxation of its stringent zero COVID-19 policy. DM central banks, including the Fed, the European Central Bank (ECB) and the Bank of England, continued to hike rates in an effort to combat persistent inflation, yet central banks within EMs began to slow or pause their hiking cycles. Despite the headwinds of aggressive monetary policy tightening throughout 2022, the global economy showed strength in the first quarter of 2023 as China reopened and Europe experienced a mild winter. However, stress in the banking sector erupted in March, raising recession fears and tempering investors’ sentiment toward risk. Fortunately, these issues did not appear to be systemic, and policymakers’ swift response helped to calm markets. Central banks in major DMs continued to raise interest rates, albeit at a slower pace. The Fed and Bank of England raised their policy rates by 0.50%, while the ECB hiked by 1.00%.1 Select central banks in EMs also raised rates during the first quarter, but most appeared to be at or near the end of their hiking cycles. As a result of changing expectations for relative growth and monetary policy, the US dollar weakened during the quarter, declining 1.1%.1

    The second quarter of 2023 saw a decrease in market volatility as the threat of an imminent US recession receded amid better-than-expected economic data. Inflation generally eased in developed economies, largely driven by moderation in the goods component. However, core inflation remained more stubborn, leading most developed central banks to continue their monetary tightening. The ECB and Bank of England each raised their policy rate by 0.50%.1 The Fed raised its rate by 0.25%1 in May before pausing in June and then signaling that rates may remain elevated for some time. Most central banks in EMs reached their terminal rate for the current cycle, and with disinflation materializing, started to have room to begin cutting interest rates in the second half of the calendar year. The US dollar continued its sideways trend as investors anticipated the Fed nearing the end of its rate hikes.

    In the third quarter of 2023, progress on disinflation allowed many major economies, including the US, to pause their rate hiking campaigns. Nevertheless, resilience in economic activity and the labor market raised the prospect that central banks will keep rates higher for an extended period. Both the Fed and the ECB raised rates by 0.25%1 in July and the Bank of England raised rates in August. The ECB hiked again in September and suggested this rate might be sufficient to guide inflation back to its target. The Fed and the Bank of England kept rates steady in September, but guided the market to anticipate an extended period of elevated rates. Divergence in monetary policy among EM central banks continued as some countries, including Poland, Brazil, Chile and Peru, began to cut rates over the quarter. Meanwhile, a few countries, including Thailand and Turkey, hiked rates during the quarter. In addition, China’s economy appeared to stabilize as the country’s central bank further eased its monetary policy. The US dollar gained 3.2% during the quarter,1 driven by surging Treasury yields. This momentum continued through October.

    Over the fiscal year, both interest rate and currency positioning were additive to the Fund on an absolute and relative basis. Specifically, interest rate positioning in Colombia, and positioning in the Hungarian forint and Mexican peso contributed the most to the Fund’s relative performance compared to the JP Morgan Government Bond Index – Emerging Markets (GBI-EM) Global Diversified Index, while interest rate positioning in Czech Republic, positioning in the Colombia peso, and exposure to the euro as a funding currency detracted the most.

    Going forward, our expectations for the medium to long term are that the global interest rate hiking cycle is behind us and that volatility in both emerging and developed sovereign bond markets will eventually decline. This gives investors the opportunity to potentially benefit from high nominal and real interest rates in EM sovereign bonds. We also anticipate that the US dollar could continue to weaken as the Fed reaches peak rates and begins to ease monetary policy over time. The difference between interest rate levels in DMs and EMs has in our view benefited EM currencies this year. A weaker dollar could allow EM currencies to continue to offer an additional source of return for investors.

    Given the current under-owned nature of EM local debt, we believe that the growth and interest rate differentials between EM and DM countries may be a catalyst for interest to return to the asset class. Importantly, individual country dynamics are reasserting themselves as various growth and inflation dynamics transpire across countries, offering greater differentiation among opportunities. We remain focused on extracting alpha as these dynamics unfold.

    Please note that we implemented our strategy using derivative instruments, including futures, forwards, swaps and options. Therefore, a portion of the performance of the strategy, both positive and negative, can be attributed to these instruments. We believe

2	Invesco Emerging Markets Local Debt Fund

derivatives can be a cost-effective way to gain exposure to certain asset classes or hedge exposure to certain risks. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    Part of the Fund’s strategy to manage credit and currency risk in the portfolio during the fiscal year entailed purchasing and selling credit and currency derivatives. We sought to manage credit market risk by purchasing and selling protection through credit default swaps at various points throughout the fiscal year. The currency management was carried out via currency forwards and options on an as-needed basis and we believe this strategy was effective in managing the currency positioning within the Fund.

    We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed-income securities tends to fall. The risk may be greater in the current market environment. The degree to which the value of fixed-income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics such as price, maturity, duration and coupon, and market forces such as supply and demand for similar securities. We are monitoring interest rates and the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain investments held by the Fund.

    Thank you for investing in Invesco Emerging Markets Local Debt Fund.

1   Source: Bloomberg LP

Portfolio manager(s):

Hemant Baijal

Wim Vandenhoeck

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco Emerging Markets Local Debt Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 10/31/13

1 Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco Emerging Markets Local Debt Fund

Average Annual Total Returns
As of 10/31/23, including maximum applicable sales charges

Class A Shares
Inception (6/30/10)	0.54%
10 Years	-0.87
5 Years	-0.03
1 Year	8.50

Class C Shares
Inception (6/30/10)	0.40%
10 Years	-1.09
5 Years	0.02
1 Year	11.54

Class R Shares
Inception (6/30/10)	0.58%
10 Years	-0.75
5 Years	0.53
1 Year	13.09

Class Y Shares
Inception (6/30/10)	1.14%
10 Years	-0.18
5 Years	1.10
1 Year	13.87

Class R5 Shares
10 Years	-0.30%
5 Years	1.14
1 Year	13.94

Class R6 Shares
Inception (9/28/12)	-0.24%
10 Years	-0.10
5 Years	1.19
1 Year	13.73

Effective May 24, 2019, Class A, Class C, Class R, Class Y and Class I shares of the Oppenheimer Emerging Markets Local Debt Fund, (the predecessor fund), were reorganized into Class A, Class C, Class R, Class Y and Class R6 shares, respectively, of the Invesco Oppenheimer Emerging Markets Local Debt Fund. Note: The Fund was subsequently renamed the Invesco Emerging Markets Local Debt Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C, Class R, Class Y and Class R6 shares are those for Class A, Class C, Class R, Class Y and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R5 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated.

Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco Emerging Markets Local Debt Fund

Supplemental Information

Invesco Emerging Markets Local Debt Fund’s investment objective is to seek total return.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2023, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎

The JP Morgan Government Bond Index - Emerging Markets (GBI-EM) Global Diversified Index is a comprehensive global local emerging markets index comprising liquid, fixed-rate, domestic currency government bonds.

∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco Emerging Markets Local Debt Fund

Fund Information

Portfolio Composition

By sector		% of total net assets

Sovereign Debt		77.10%

Financials		2.03

Other Sectors, Each Less than 2% of Net Assets		1.45

Money Market Funds Plus Other Assets Less Liabilities		19.42

Top Five Debt Issuers*
		% of total net assets

1.	Republic of South Africa Government Bond	11.13%

2.	Colombian TES	9.89

3.	Indonesia Treasury Bond	8.52

4.	Malaysia Government Bond	8.01

5.	Republic of Poland Government Bond	7.90

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of October 31, 2023.

7	Invesco Emerging Markets Local Debt Fund

Schedule of Investments

October 31, 2023

	Principal Amount		Value

Non-U.S. Dollar Denominated Bonds & Notes–79.38%(a)
Brazil–4.12%
Brazil Notas do Tesouro Nacional,
Series B, 6.00%, 05/15/2045	BRL	1,000,000	$807,268

Series F, 10.00%, 01/01/2027	BRL	17,000,000	3,257,822

			4,065,090

Chile–2.86%
Bonos de la Tesoreria de la Republica, 0.00%, 03/01/2025	CLP	1,273,582,450	1,347,365

Bonos de la Tesoreria de la Republica en pesos, 2.30%, 10/01/2028(b)	CLP	1,600,000,000	1,474,256

			2,821,621

China–2.03%
China Government Bond, 3.72%, 04/12/2051	CNY	4,000,000	611,273

Export-Import Bank of China (The), Series 2105, 3.22%, 05/14/2026	CNY	10,000,000	1,389,391

			2,000,664

Colombia–11.14%
Colombian TES,
Series B, 5.75%, 11/03/2027	COP	24,000,000,000	4,883,453

Series B, 6.00%, 04/28/2028	COP	16,000,000,000	3,221,370

Series B, 9.25%, 05/28/2042	COP	3,500,000,000	678,907

Series B, 7.25%, 10/26/2050	COP	6,300,000,000	962,407

PA Autopista Rio Magdalena, 6.05%, 06/15/2036(b)	COP	6,500,000,000	1,236,814

			10,982,951

Czech Republic–4.24%
Czech Republic Government Bond,
Series 105, 2.75%, 07/23/2029	CZK	30,000,000	1,179,534

Series 125, 1.50%, 04/24/2040	CZK	19,000,000	521,265

Series 78, 2.50%, 08/25/2028(b)	CZK	23,000,000	907,546

Series 95, 1.00%, 06/26/2026(b)	CZK	40,000,000	1,574,545

			4,182,890

India–2.44%
India Government Bond, 7.27%, 04/08/2026	INR	200,000,000	2,404,513

	Principal Amount		Value

Indonesia–8.52%
Indonesia Treasury Bond,
Series FR82, 7.00%, 09/15/2030	IDR	15,000,000,000	$936,610

Series FR91, 6.38%, 04/15/2032	IDR	25,000,000,000	1,504,234

Series FR92, 7.13%, 06/15/2042	IDR	16,000,000,000	1,000,320

Series FR95, 6.38%, 08/15/2028	IDR	40,000,000,000	2,452,049

Series FR96, 7.00%, 02/15/2033	IDR	40,000,000,000	2,498,810

			8,392,023

Malaysia–8.01%
Malaysia Government Bond,
Series 115, 3.96%, 09/15/2025	MYR	8,450,000	1,784,518

Series 118, 3.88%, 03/14/2025	MYR	1,550,000	327,128

Series 119, 3.91%, 07/15/2026	MYR	2,500,000	527,918

Series 122, 3.58%, 07/15/2032	MYR	5,000,000	1,005,940

Series 219, 3.89%, 08/15/2029	MYR	13,500,000	2,813,159

Series 310, 4.50%, 04/15/2030	MYR	4,000,000	859,263

Series 519, 3.76%, 05/22/2040	MYR	3,000,000	578,470

			7,896,396

Mexico–3.31%
Mexican Udibonos, Series S, 3.00%, 12/03/2026	MXN	63,218,840	3,176,125

Red de Carreteras de Occidente S.A.B. de C.V., 9.00%, 06/10/2028(b)	MXN	1,610,000	83,697

			3,259,822

Peru–3.47%
Peru Government Bond,
6.15%, 08/12/2032	PEN	13,500,000	3,214,745

7.30%, 08/12/2033(b)	PEN	800,000	204,185

			3,418,930

Poland–7.90%
Republic of Poland Government Bond,
Series 0727, 2.50%, 07/25/2027	PLN	6,000,000	1,299,477

Series 1026, 0.25%, 10/25/2026	PLN	18,000,000	3,712,657

Series 432, 1.75%, 04/25/2032	PLN	8,000,000	1,416,268

Series 527, 3.75%, 05/25/2027	PLN	6,000,000	1,360,078

			7,788,480

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Emerging Markets Local Debt Fund

	Principal Amount		Value

Romania–4.20%
Romania Government Bond,
2.50%, 10/25/2027	RON	9,000,000	$1,657,793

5.00%, 02/12/2029	RON	5,100,000	999,734

4.85%, 07/25/2029	RON	5,520,000	1,070,532

4.25%, 04/28/2036	RON	2,500,000	410,171

			4,138,230

South Africa–11.13%
Republic of South Africa Government Bond,
Series 2030, 8.00%, 01/31/2030	ZAR	110,000,000	5,195,158

Series 2037, 8.50%, 01/31/2037	ZAR	55,000,000	2,181,703

Series 2040, 9.00%, 01/31/2040	ZAR	40,000,000	1,595,707

Series R186, 10.50%, 12/21/2026	ZAR	30,000,000	1,660,443

Series R209, 6.25%, 03/31/2036	ZAR	10,000,000	332,046

			10,965,057

Supranational–0.51%
European Bank for Reconstruction and Development, 7.00%, 11/29/2024	VND	10,000,000,000	419,647

International Finance Corp., 0.00%, 02/15/2029(b)(c)	TRY	7,300,000	80,351

			499,998

Thailand–4.86%
Thailand Government Bond,
1.00%, 06/17/2027	THB	20,000,000	522,885

2.88%, 12/17/2028	THB	80,000,000	2,227,756

2.00%, 12/17/2031	THB	5,000,000	127,608

3.78%, 06/25/2032	THB	50,000,000	1,452,125

1.59%, 12/17/2035	THB	20,000,000	457,861

			4,788,235

Investment Abbreviations:

BRL	- Brazilian Real
CLP	- Chile Peso
CNY	- Chinese Yuan Renminbi
COP	- Colombia Peso
CZK	- Czech Koruna
IDR	- Indonesian Rupiah
INR	- Indian Rupee
MXN	- Mexican Peso
MYR	- Malaysian Ringgit
PEN	- Peruvian Sol
PLN	- Polish Zloty
RON	- Romania New Leu
THB	- Thai Baht
TRY	- Turkish Lira
UYU	- Uruguay Peso
VND	- Viet Nam Dong
ZAR	- South African Rand

	Principal Amount		Value

Uruguay–0.64%
Uruguay Government International Bond, 8.25%, 05/21/2031	UYU	27,500,000	$629,552

Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $83,801,307)			78,234,452

U.S. Dollar Denominated Bonds & Notes–1.09%
Egypt–0.98%
Egypt Government International Bond,
6.20%, 03/01/2024(b)	$	500,000	487,554

5.75%, 05/29/2024(b)		500,000	477,375

			964,929

United States–0.11%
U.S. International Development Finance Corp., Series 4, 3.13%, 04/15/2028		120,000	110,491

Total U.S. Dollar Denominated Bonds & Notes (Cost $1,103,941)			1,075,420

		Shares
Money Market Funds–16.25%
Invesco Government & Agency Portfolio, Institutional Class, 5.27%(d)(e)		5,607,369	5,607,369

Invesco Liquid Assets Portfolio, Institutional Class, 5.40%(d)(e)		4,004,309	4,005,509

Invesco Treasury Portfolio, Institutional Class, 5.27%(d)(e)		6,408,422	6,408,422

Total Money Market Funds (Cost $16,021,146)			16,021,300

Options Purchased–0.11% (Cost $373,949)(f)			110,061

TOTAL INVESTMENTS IN SECURITIES–96.83% (Cost $101,300,343)			95,441,233

OTHER ASSETS LESS LIABILITIES–3.17%			3,120,423

NET ASSETS–100.00%			$98,561,656

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Emerging Markets Local Debt Fund

Notes to Schedule of Investments:

(a)	Foreign denominated security. Principal amount is denominated in the currency indicated.

(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2023 was $6,526,323, which represented 6.62% of the Fund’s Net Assets.

(c)	Zero coupon bond issued at a discount.

(d)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2023.

	Value October 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value October 31, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$ 5,217,147	$ 43,437,031	$(43,046,809)	$ -	$ -	$ 5,607,369	$105,451
Invesco Liquid Assets Portfolio, Institutional Class	3,727,210	31,026,451	(30,748,252)	(161)	261	4,005,509	74,850
Invesco Treasury Portfolio, Institutional Class	5,962,453	49,642,321	(49,196,352)	-	-	6,408,422	116,665
Total	$14,906,810	$124,105,803	$(122,991,413)	$(161)	$261	$16,021,300	$296,966

(e)	The rate shown is the 7-day SEC standardized yield as of October 31, 2023.
(f)	The table below details options purchased.

Open Over-The-Counter Foreign Currency Options Purchased(a)

	Type of		Expiration	Exercise		Notional
Description	Contract	Counterparty	Date	Price		Value		Value

Currency Risk

USD versus BRL	Put	Deutsche Bank AG	12/29/2023	BRL	4.92	USD	2,900,000	$25,001

USD versus BRL	Put	Merrill Lynch International	11/09/2023	BRL	4.80	USD	3,550,000	302

USD versus COP	Put	Deutsche Bank AG	12/14/2023	COP	3,880.00	USD	2,850,000	7,461

USD versus COP	Put	Merrill Lynch International	11/02/2023	COP	4,000.00	USD	4,500,000	99

USD versus COP	Put	Morgan Stanley and Co. International PLC	12/22/2023	COP	4,025.00	USD	3,600,000	37,868

USD versus INR	Put	Standard Chartered Bank PLC	11/16/2023	INR	81.50	USD	3,500,000	175

USD versus MXN	Put	Goldman Sachs International	02/15/2024	MXN	17.45	USD	5,000,000	39,110

USD versus PLN	Put	J.P. Morgan Chase Bank, N.A.	11/16/2023	PLN	3.85	USD	2,800,000	45

Total Foreign Currency Options Purchased								$110,061

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $600,000.

Open Over-The-Counter Foreign Currency Options Written(a)

	Type of		Expiration	Exercise		Notional
Description	Contract	Counterparty	Date	Price		Value		Value

Currency Risk

USD versus BRL	Call	Deutsche Bank AG	12/29/2023	BRL	5.30	USD	2,900,000	$(24,516)

USD versus BRL	Call	Merrill Lynch International	11/09/2023	BRL	5.20	USD	3,550,000	(4,977)

USD versus MXN	Call	Morgan Stanley and Co. International PLC	12/14/2023	MXN	18.70	USD	2,175,000	(20,134)

Subtotal – Foreign Currency Call Options Written								(49,627)

Currency Risk

USD versus BRL	Put	Deutsche Bank AG	12/29/2023	BRL	4.75	USD	2,900,000	(6,279)

USD versus BRL	Put	Merrill Lynch International	11/09/2023	BRL	4.65	USD	3,550,000	(11)

USD versus COP	Put	Deutsche Bank AG	12/14/2023	COP	3,760.00	USD	5,700,000	(4,406)

USD versus COP	Put	Merrill Lynch International	11/02/2023	COP	3,875.00	USD	6,750,000	(7)

USD versus COP	Put	Morgan Stanley and Co. International PLC	12/22/2023	COP	3,845.00	USD	3,600,000	(8,586)

USD versus INR	Put	Standard Chartered Bank PLC	11/16/2023	INR	80.50	USD	3,500,000	(63)

USD versus MXN	Put	Goldman Sachs International	02/15/2024	MXN	16.70	USD	7,150,000	(12,477)

Subtotal – Foreign Currency Put Options Written								(31,829)

Total - Foreign Currency Options Written								$(81,456)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Emerging Markets Local Debt Fund

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $600,000.

Open Forward Foreign Currency Contracts

						Unrealized
Settlement		Contract to				Appreciation

Date	Counterparty	Deliver		Receive		(Depreciation)

Currency Risk

12/20/2023	Barclays Bank PLC	SGD	2,134,385	USD	1,571,255	$ 9,038

12/20/2023	Barclays Bank PLC	USD	57,993	HUF	21,560,000	1,238

12/20/2023	Barclays Bank PLC	USD	3,565,797	PLN	15,081,000	9,464

12/20/2023	BNP Paribas S.A.	USD	46,721	CNY	340,000	421

12/20/2023	Citibank, N.A.	COP	949,810,000	USD	230,906	2,597

12/20/2023	Citibank, N.A.	CZK	800,000	USD	34,899	481

12/20/2023	Citibank, N.A.	PEN	1,150,000	USD	303,454	4,667

12/20/2023	Citibank, N.A.	TWD	32,833,000	USD	1,035,088	20,817

12/20/2023	Citibank, N.A.	USD	482,713	CLP	451,501,000	20,335

12/20/2023	Citibank, N.A.	USD	72,097	THB	2,650,000	1,945

12/20/2023	Deutsche Bank AG	HUF	304,251,750	USD	837,859	2,001

12/20/2023	Deutsche Bank AG	INR	36,673,841	USD	440,183	420

12/20/2023	Deutsche Bank AG	PEN	7,474,923	USD	2,003,088	60,991

12/20/2023	Deutsche Bank AG	THB	8,500,000	USD	239,437	1,944

12/20/2023	Deutsche Bank AG	USD	416,306	HUF	154,260,000	7,486

12/20/2023	Deutsche Bank AG	USD	16,551	ZAR	312,500	146

01/03/2024	Deutsche Bank AG	BRL	6,224,125	USD	1,232,500	6,506

01/03/2024	Deutsche Bank AG	USD	101,993	BRL	520,000	434

11/20/2023	Goldman Sachs International	INR	4,054,000	USD	49,333	674

12/20/2023	Goldman Sachs International	IDR	799,510,000	USD	51,893	1,741

12/20/2023	Goldman Sachs International	PEN	330,000	USD	86,464	725

12/20/2023	Goldman Sachs International	USD	3,784,200	HUF	1,385,575,956	22,337

12/20/2023	Goldman Sachs International	USD	134,804	THB	4,857,000	902

12/20/2023	HSBC Bank USA	KRW	653,259,940	USD	493,619	9,485

12/20/2023	HSBC Bank USA	THB	10,658,000	USD	299,774	1,986

11/03/2023	J.P. Morgan Chase Bank, N.A.	BRL	30,209,282	USD	6,033,038	41,214

11/03/2023	J.P. Morgan Chase Bank, N.A.	USD	5,973,165	BRL	30,209,282	18,659

11/20/2023	J.P. Morgan Chase Bank, N.A.	INR	85,600,000	USD	1,031,012	3,576

12/18/2023	J.P. Morgan Chase Bank, N.A.	HUF	30,070,000	USD	83,428	800

12/20/2023	J.P. Morgan Chase Bank, N.A.	IDR	1,037,770,000	USD	66,645	1,547

12/20/2023	J.P. Morgan Chase Bank, N.A.	ILS	7,580,000	USD	1,927,804	47,458

12/20/2023	J.P. Morgan Chase Bank, N.A.	USD	5,924,011	CNY	43,049,792	44,992

12/20/2023	J.P. Morgan Chase Bank, N.A.	USD	1,968,232	EUR	1,860,000	4,221

12/20/2023	J.P. Morgan Chase Bank, N.A.	USD	950,000	KRW	1,287,725,000	4,338

12/20/2023	J.P. Morgan Chase Bank, N.A.	USD	761,395	MYR	3,625,000	1,810

12/20/2023	J.P. Morgan Chase Bank, N.A.	USD	119,361	PEN	463,000	934

12/20/2023	J.P. Morgan Chase Bank, N.A.	USD	63,733	RON	300,000	141

01/03/2024	J.P. Morgan Chase Bank, N.A.	USD	241,456	BRL	1,260,000	6,732

02/20/2024	J.P. Morgan Chase Bank, N.A.	MXN	1,010,000	USD	57,559	2,556

02/20/2024	J.P. Morgan Chase Bank, N.A.	USD	48,655	MXN	910,000	902

07/22/2024	J.P. Morgan Chase Bank, N.A.	USD	700,000	PLN	3,110,800	35,041

11/08/2023	Merrill Lynch International	CLP	669,605,000	USD	785,000	37,047

11/08/2023	Merrill Lynch International	USD	2,495,000	CLP	2,326,088,500	103,256

12/18/2023	Merrill Lynch International	EUR	295,000	USD	312,844	46

12/18/2023	Merrill Lynch International	HUF	201,210,500	USD	564,388	11,492

12/18/2023	Merrill Lynch International	USD	312,845	HUF	114,814,000	2,647

12/20/2023	Merrill Lynch International	CLP	907,120,000	USD	1,018,664	7,978

12/20/2023	Merrill Lynch International	COP	28,702,856,800	USD	7,120,972	221,555

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Emerging Markets Local Debt Fund

Open Forward Foreign Currency Contracts–(continued)

						Unrealized
Settlement		Contract to				Appreciation

Date	Counterparty	Deliver		Receive		(Depreciation)

12/20/2023	Merrill Lynch International	RON	6,846,070	USD	1,471,387	$ 13,769

12/20/2023	Merrill Lynch International	THB	6,195,000	USD	174,262	1,172

12/20/2023	Merrill Lynch International	TWD	31,640,000	USD	986,900	9,483

12/20/2023	Merrill Lynch International	USD	549,265	HUF	200,380,000	1,230

12/20/2023	Merrill Lynch International	USD	208,043	ZAR	4,023,000	6,915

02/20/2024	Merrill Lynch International	MXN	6,130,000	USD	346,911	13,080

12/18/2023	Morgan Stanley and Co. International PLC	MXN	7,834,450	USD	442,000	10,667

12/20/2023	Morgan Stanley and Co. International PLC	CLP	854,690,000	USD	960,682	8,412

12/20/2023	Morgan Stanley and Co. International PLC	CZK	4,536,000	USD	197,342	2,194

12/20/2023	Morgan Stanley and Co. International PLC	HUF	231,280,500	USD	636,785	1,398

12/20/2023	Morgan Stanley and Co. International PLC	IDR	17,742,045,000	USD	1,147,097	34,165

12/20/2023	Morgan Stanley and Co. International PLC	MXN	22,950,000	USD	1,299,489	36,370

12/20/2023	Morgan Stanley and Co. International PLC	USD	1,368,001	CZK	32,059,000	11,244

12/20/2023	Morgan Stanley and Co. International PLC	USD	106,993	HUF	39,152,999	571

12/20/2023	Morgan Stanley and Co. International PLC	USD	142,937	MXN	2,610,000	712

12/20/2023	Morgan Stanley and Co. International PLC	USD	160,114	PLN	695,215	4,701

12/20/2023	Morgan Stanley and Co. International PLC	USD	77,351	ZAR	1,483,000	1,889

12/27/2023	Morgan Stanley and Co. International PLC	COP	3,294,720,000	USD	792,000	1,265

11/20/2023	Standard Chartered Bank PLC	INR	34,864,200	USD	420,000	1,534

12/20/2023	Standard Chartered Bank PLC	IDR	998,210,000	USD	63,512	896

12/20/2023	Standard Chartered Bank PLC	INR	124,518,200	USD	1,495,132	2,013

12/20/2023	Standard Chartered Bank PLC	KRW	546,890,000	USD	409,837	4,534

12/20/2023	Standard Chartered Bank PLC	MYR	5,200,000	USD	1,112,580	17,776

12/20/2023	Standard Chartered Bank PLC	USD	505,071	MYR	2,415,000	3,380

01/03/2024	Standard Chartered Bank PLC	USD	217,636	BRL	1,110,000	1,006

Subtotal–Appreciation						978,099

Currency Risk

12/20/2023	Citibank, N.A.	PEN	390,000	USD	101,099	(229)

12/20/2023	Citibank, N.A.	THB	4,900,000	USD	134,854	(2,053)

12/20/2023	Citibank, N.A.	USD	241,424	CLP	213,877,151	(3,128)

12/20/2023	Citibank, N.A.	USD	988,793	COP	3,964,070,000	(35,934)

12/20/2023	Citibank, N.A.	USD	1,021,448	PEN	3,810,000	(31,553)

12/20/2023	Deutsche Bank AG	CZK	31,683,000	USD	1,357,601	(5,467)

12/20/2023	Deutsche Bank AG	PLN	7,520,000	USD	1,739,574	(43,196)

12/20/2023	Deutsche Bank AG	USD	249,879	HUF	90,830,000	(345)

12/20/2023	Deutsche Bank AG	ZAR	7,345,489	USD	380,297	(12,187)

01/03/2024	Deutsche Bank AG	USD	191,330	BRL	960,000	(2,234)

07/22/2024	Deutsche Bank AG	PLN	450,000	USD	101,928	(4,401)

12/20/2023	Goldman Sachs International	CLP	156,210,000	USD	171,814	(2,230)

12/20/2023	Goldman Sachs International	THB	4,060,000	USD	110,125	(3,312)

12/20/2023	Goldman Sachs International	USD	61,786	PEN	230,000	(2,029)

12/20/2023	Goldman Sachs International	ZAR	6,100,000	USD	318,410	(7,526)

02/20/2024	Goldman Sachs International	MXN	7,436,000	USD	400,000	(4,954)

02/20/2024	Goldman Sachs International	USD	1,088,595	MXN	19,470,000	(28,285)

11/03/2023	HSBC Bank USA	BRL	310,282	USD	61,351	(192)

11/03/2023	HSBC Bank USA	USD	62,131	BRL	310,282	(588)

12/20/2023	HSBC Bank USA	USD	1,092,123	COP	4,357,570,000	(44,677)

12/20/2023	HSBC Bank USA	USD	59,663	EUR	56,000	(277)

12/20/2023	HSBC Bank USA	USD	3,070,469	IDR	47,272,603,382	(105,128)

12/20/2023	HSBC Bank USA	USD	1,006,624	ILS	3,830,000	(56,528)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Emerging Markets Local Debt Fund

Open Forward Foreign Currency Contracts–(continued)

						Unrealized
Settlement		Contract to				Appreciation

Date	Counterparty	Deliver		Receive		(Depreciation)

12/20/2023	HSBC Bank USA	ZAR	950,000	USD	48,662	$ (2,098)

11/03/2023	J.P. Morgan Chase Bank, N.A.	BRL	29,899,000	USD	5,911,814	(18,469)

11/03/2023	J.P. Morgan Chase Bank, N.A.	USD	5,970,133	BRL	29,899,000	(39,850)

12/18/2023	J.P. Morgan Chase Bank, N.A.	USD	451,764	MXN	7,834,450	(20,431)

12/20/2023	J.P. Morgan Chase Bank, N.A.	CNY	13,710,000	USD	1,886,611	(14,329)

12/20/2023	J.P. Morgan Chase Bank, N.A.	COP	1,037,780,000	USD	240,578	(8,877)

12/20/2023	J.P. Morgan Chase Bank, N.A.	CZK	15,494,000	USD	665,488	(1,097)

12/20/2023	J.P. Morgan Chase Bank, N.A.	PLN	22,086,296	USD	5,047,396	(188,616)

12/20/2023	J.P. Morgan Chase Bank, N.A.	USD	721,576	COP	2,908,311,000	(22,494)

12/20/2023	J.P. Morgan Chase Bank, N.A.	USD	1,150,376	EUR	1,065,615	(20,335)

12/20/2023	J.P. Morgan Chase Bank, N.A.	USD	972,348	ILS	3,750,000	(42,097)

12/20/2023	J.P. Morgan Chase Bank, N.A.	USD	6,039,466	MXN	106,085,335	(200,759)

12/20/2023	J.P. Morgan Chase Bank, N.A.	USD	55,703	PEN	210,000	(1,142)

12/20/2023	J.P. Morgan Chase Bank, N.A.	USD	6,059,247	THB	215,239,619	(45,394)

12/20/2023	J.P. Morgan Chase Bank, N.A.	ZAR	53,485,783	USD	2,799,643	(58,213)

01/03/2024	J.P. Morgan Chase Bank, N.A.	USD	5,259,812	BRL	26,506,282	(38,752)

02/20/2024	J.P. Morgan Chase Bank, N.A.	USD	130,806	MXN	2,350,000	(2,829)

12/18/2023	Merrill Lynch International	USD	564,388	EUR	515,000	(18,317)

12/20/2023	Merrill Lynch International	CLP	904,970,000	USD	1,004,016	(4,274)

12/20/2023	Merrill Lynch International	COP	3,613,420,000	USD	817,146	(51,426)

12/20/2023	Merrill Lynch International	PLN	900,000	USD	205,177	(8,187)

12/20/2023	Merrill Lynch International	RON	450,000	USD	95,141	(669)

12/20/2023	Merrill Lynch International	USD	2,730,150	CZK	62,947,700	(22,010)

12/20/2023	Merrill Lynch International	USD	106,661	IDR	1,667,990,000	(2,031)

12/20/2023	Merrill Lynch International	USD	2,272,403	MYR	10,571,900	(46,604)

02/20/2024	Merrill Lynch International	USD	137,639	MXN	2,500,000	(1,493)

12/18/2023	Morgan Stanley and Co. International PLC	USD	636,961	HUF	231,280,500	(1,436)

12/20/2023	Morgan Stanley and Co. International PLC	CLP	289,700,000	USD	310,290	(12,486)

12/20/2023	Morgan Stanley and Co. International PLC	CZK	1,980,000	USD	85,012	(172)

12/20/2023	Morgan Stanley and Co. International PLC	PLN	360,000	USD	82,455	(2,890)

12/20/2023	Morgan Stanley and Co. International PLC	USD	53,874	MXN	949,438	(1,619)

02/20/2024	Morgan Stanley and Co. International PLC	USD	1,746,290	MXN	31,170,000	(48,815)

11/20/2023	Standard Chartered Bank PLC	USD	1,497,099	INR	124,518,200	(2,537)

12/20/2023	Standard Chartered Bank PLC	CLP	86,520,000	USD	95,980	(418)

12/20/2023	Standard Chartered Bank PLC	EUR	631,250	USD	667,688	(1,726)

12/20/2023	Standard Chartered Bank PLC	MYR	590,000	USD	124,101	(117)

12/20/2023	Standard Chartered Bank PLC	THB	37,440,000	USD	1,034,240	(11,844)

12/20/2023	Standard Chartered Bank PLC	USD	994,438	IDR	15,289,485,000	(35,351)

12/20/2023	Standard Chartered Bank PLC	USD	142,645	MYR	670,000	(1,584)

12/20/2023	Standard Chartered Bank PLC	USD	371,594	THB	13,186,000	(3,173)

12/20/2023	UBS AG	CZK	13,734,000	USD	582,721	(8,144)

12/20/2023	UBS AG	USD	66,978	THB	2,360,000	(1,039)

Subtotal–Depreciation						(1,410,597)

Total Forward Foreign Currency Contracts						$ (432,498)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Emerging Markets Local Debt Fund

Open Centrally Cleared Interest Rate Swap Agreements(a)

Pay/ Receive Floating Rate	Floating Rate Index	Payment Frequency	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)

Interest Rate Risk

Pay	6 Month WIBOR	Semi-Annually	4.73%	Annually	07/25/2026	PLN	15,100,000	$–	$ 278	$ 278

Receive	3 Month CZK PRIBOR	Quarterly	(7.02)	Annually	02/10/2024	CZK	50,000,000	–	1,560	1,560

Receive	28 Day MXN TIIE	28 days	(9.61)	28 days	09/16/2033	MXN	14,050,000	–	1,576	1,576

Pay	3 Month CNRR007	Quarterly	2.44	Quarterly	04/27/2027	CNY	5,000,000	–	3,712	3,712

Pay	3 Month CNRR007	Quarterly	2.51	Quarterly	07/18/2027	CNY	5,000,000	–	5,147	5,147

Pay	6 Month CZK PRIBOR	Semi-Annually	4.85	Annually	06/26/2026	CZK	38,000,000	–	5,281	5,281

Pay	3 Month CNRR007	Quarterly	2.36	Quarterly	04/12/2027	CNY	15,000,000	–	6,097	6,097

Pay	FBIL Overnight MIBOR	At Maturity	7.01	At Maturity	09/07/2024	INR	315,000,000	–	6,206	6,206

Pay	28 Day MXN TIIE	28 days	10.87	28 days	09/26/2025	MXN	50,500,000	–	7,475	7,475

Receive	3 Month COOVIBR	Quarterly	(8.96)	Quarterly	05/23/2032	COP	4,400,000,000	–	9,201	9,201

Pay	BZDIOVRA	At Maturity	11.51	At Maturity	07/01/2026	BRL	18,479,381	–	10,205	10,205

Pay	3 Month CNRR007	Quarterly	2.70	Quarterly	11/24/2027	CNY	6,000,000	–	11,598	11,598

Receive	6 Month CZK PRIBOR	Semi-Annually	(4.26)	Annually	08/17/2033	CZK	14,000,000	–	11,675	11,675

Pay	3 Month COOVIBR	Quarterly	9.62	Quarterly	10/23/2026	COP	6,000,000,000	–	12,398	12,398

Receive	6 Month WIBOR	Semi-Annually	(4.02)	Annually	07/18/2027	PLN	11,600,000	–	18,889	18,889

Receive	3 Month COOVIBR	Quarterly	(8.59)	Quarterly	05/31/2032	COP	3,215,000,000	–	22,905	22,905

Receive	28 Day MXN TIIE	28 days	(9.14)	28 days	09/08/2033	MXN	15,140,000	–	26,957	26,957

Receive	6 Month WIBOR	Semi-Annually	(4.71)	Annually	09/22/2033	PLN	5,880,000	–	29,653	29,653

Receive	CLICP	Semi-Annually	(5.17)	Semi-Annually	06/28/2028	CLP	950,000,000	–	41,855	41,855

Pay	6 Month BUBOR	Semi-Annually	9.78	Annually	08/04/2027	HUF	300,000,000	–	46,883	46,883

Pay	6 Month BUBOR	Semi-Annually	9.61	Annually	07/27/2027	HUF	389,700,000	–	54,079	54,079

Receive	28 Day MXN TIIE	28 days	(8.71)	28 days	08/12/2033	MXN	27,530,000	–	90,575	90,575

Receive	3 Month COOVIBR	Quarterly	(7.70)	Quarterly	07/18/2033	COP	12,600,000,000	–	256,579	256,579

Subtotal – Appreciation								–	680,784	680,784

Interest Rate Risk

Pay	28 Day MXN TIIE	28 days	8.23	28 days	05/29/2031	MXN	75,000,000	–	(314,702)	(314,702)

Pay	BZDIOVRA	At Maturity	10.05	At Maturity	01/04/2027	BRL	16,462,385	–	(137,716)	(137,716)

Pay	28 Day MXN TIIE	28 days	10.17	28 days	12/18/2024	MXN	135,900,000	–	(77,320)	(77,320)

Pay	28 Day MXN TIIE	28 days	9.95	28 days	08/22/2025	MXN	100,100,000	–	(76,088)	(76,088)

Pay	TTHORON	Quarterly	2.60	Quarterly	04/24/2033	THB	45,000,000	–	(64,715)	(64,715)

Pay	KWCDC	Quarterly	3.32	Quarterly	04/05/2025	KRW	6,750,000,000	–	(51,193)	(51,193)

Pay	28 Day MXN TIIE	28 days	9.42	28 days	06/03/2027	MXN	33,900,000	–	(31,357)	(31,357)

Pay	BZDIOVRA	At Maturity	11.30	At Maturity	01/02/2026	BRL	8,667,090	–	(31,029)	(31,029)

Receive	3 Month CNRR007	Quarterly	(2.82)	Quarterly	03/23/2028	CNY	11,500,000	–	(29,395)	(29,395)

Receive	BZDIOVRA	At Maturity	(11.82)	At Maturity	01/02/2029	BRL	10,251,941	–	(27,091)	(27,091)

Pay	28 Day MXN TIIE	28 days	10.21	28 days	09/12/2025	MXN	47,600,000	–	(23,833)	(23,833)

Pay	BZDIOVRA	At Maturity	10.97	At Maturity	01/04/2027	BRL	20,107,206	–	(22,042)	(22,042)

Pay	28 Day MXN TIIE	28 days	10.26	28 days	09/12/2025	MXN	47,250,000	–	(21,428)	(21,428)

Pay	6 Month WIBOR	Semi-Annually	4.53	Annually	09/22/2025	PLN	14,000,000	–	(21,368)	(21,368)

Pay	28 Day MXN TIIE	28 Days	9.13	28 Days	02/11/2028	MXN	14,000,000	–	(18,930)	(18,930)

Pay	6 Month CZK PRIBOR	Semi-Annually	4.21	Annually	12/20/2028	CZK	55,900,000	–	(16,739)	(16,739)

Pay	BZDIOVRA	At Maturity	10.75	At Maturity	01/02/2026	BRL	14,805,823	–	(15,505)	(15,505)

Pay	BZDIOVRA	At Maturity	10.84	At Maturity	01/02/2026	BRL	14,680,262	–	(10,417)	(10,417)

Receive	3 Month JIBAR	Quarterly	(9.95)	Quarterly	10/25/2033	ZAR	19,850,000	–	(9,179)	(9,179)

Pay	BZDIOVRA	At Maturity	11.72	At Maturity	01/02/2026	BRL	8,286,342	–	(8,586)	(8,586)

Pay	6 Month CZK PRIBOR	Semi-Annually	4.58	Annually	07/20/2026	CZK	40,000,000	–	(6,484)	(6,484)

Pay	6 Month CZK PRIBOR	Semi-Annually	4.72	Annually	12/20/2025	CZK	117,000,000	–	(5,230)	(5,230)

Receive	CLICP	Semi-Annually	(6.28)	Semi-Annually	03/08/2028	CLP	1,117,250,000	–	(4,799)	(4,799)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Emerging Markets Local Debt Fund

Open Centrally Cleared Interest Rate Swap Agreements(a)–(continued)

Pay/ Receive Floating Rate	Floating Rate Index	Payment Frequency	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)

Pay	28 Day MXN TIIE	28 days	10.64%	28 days	09/26/2025	MXN	49,100,000	$–	$ (3,590)	$ (3,590)

Pay	3 Month CNRR007	Quarterly	2.08	Quarterly	07/19/2025	CNY	40,000,000	–	(1,474)	(1,474)

Pay	3 Month CZK PRIBOR	Quarterly	6.06	Annually	09/20/2024	CZK	158,700,000	–	(345)	(345)

Subtotal – Depreciation								–	(1,030,555)	(1,030,555)

Total Centrally Cleared Interest Rate Swap Agreements								$–	$ (349,771)	$ (349,771)

(a)	Centrally cleared swap agreements collateralized by $1,133,778 cash held with Counterparties.

Open Over-The-Counter Interest Rate Swap Agreements(a)

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Payment Frequency	(Pay)/ Received Fixed Rate	Payment Frequency	Maturity Date	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)

Interest Rate Risk

Standard Chartered Bank PLC	Pay	3 Month KLIB	Quarterly	3.58%	Quarterly	05/19/2028	MYR 11,000,000	$–	$(34,755)	$(34,755)

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $600,000.

Abbreviations:

BRL	–Brazilian Real
BUBOR	–Budapest Interbank Offered Rate
BZDIOVRA	–Brazil Ceptip DI Interbank Deposit Rate
CLICP	–Sinacofi Chile Interbank Rate Avg (CAMARA)
CLP	–Chile Peso
CNRR007	–China 7-Day Reverse Repo Rate
CNY	–Chinese Yuan Renminbi
COOVIBR	–Colombia IBR Overnight Nominal Interbank Reference Rate
COP	–Colombia Peso
CZK	–Czech Koruna
EUR	–Euro
FBIL	–Financial Benchmarks India Private Ltd.
HUF	–Hungarian Forint
IDR	–Indonesian Rupiah
ILS	–Israel Shekel
INR	–Indian Rupee
JIBAR	–Johannesburg Interbank Average Rate
KRW	–South Korean Won
KWCDC	–South Korean Won Certificate of Deposit
MIBOR	–Mumbai Interbank Offered Rate
MXN	–Mexican Peso
MYR	–Malaysian Ringgit
PEN	–Peruvian Sol
PLN	–Polish Zloty
PRIBOR	–Prague Interbank Offerred Rate
RON	–Romania New Leu
SGD	–Singapore Dollar
THB	–Thai Baht
TIIE	–Interbank Equilibrium Interest Rate
TTHORON	–Thai Overnight Repurchase Rate
TWD	–New Taiwan Dollar
USD	–U.S. Dollar
WIBOR	–Warsaw Interbank Offered Rate
ZAR	–South African Rand

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco Emerging Markets Local Debt Fund

Statement of Assets and Liabilities

October 31, 2023

Assets:

Investments in unaffiliated securities, at value (Cost $85,279,197)	$79,419,933

Investments in affiliated money market funds, at value (Cost $16,021,146)	16,021,300

Other investments:
Swaps receivable – OTC	212

Unrealized appreciation on forward foreign currency contracts outstanding	978,099

Deposits with brokers:
Cash collateral – centrally cleared swap agreements	1,133,778

Cash collateral – OTC Derivatives	600,000

Cash	372,918

Foreign currencies, at value (Cost $137,873)	135,002

Receivable for:
Investments sold	84,766

Fund shares sold	56,895

Dividends	32,785

Interest	1,693,693

Cash segregated as collateral	80

Investment for trustee deferred compensation and retirement plans	23,533

Other assets	44,184

Total assets	100,597,178

Liabilities:
Other investments:
Options written, at value (premiums received $290,982)	81,456

Variation margin payable – centrally cleared swap agreements	154,732

Unrealized depreciation on forward foreign currency contracts outstanding	1,410,597

Unrealized depreciation on swap agreements–OTC	34,755

Payable for:
Investments purchased	27,473

Dividends	113,720

Fund shares reacquired	62,546

Accrued foreign taxes	2,254

Accrued fees to affiliates	30,089

Accrued trustees’ and officers’ fees and benefits	345

Accrued other operating expenses	94,022

Trustee deferred compensation and retirement plans	23,533

Total liabilities	2,035,522

Net assets applicable to shares outstanding	$98,561,656

Net assets consist of:
Shares of beneficial interest	$117,710,777

Distributable earnings (loss)	(19,149,121)

$98,561,656

Net Assets:
Class A	$23,308,810

Class C	$4,121,987

Class R	$1,742,814

Class Y	$66,440,439

Class R5	$7,898

Class R6	$2,939,708

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	4,454,460

Class C	787,478

Class R	332,950

Class Y	12,686,379

Class R5	1,508

Class R6	561,761

Class A:
Net asset value per share	$5.23

Maximum offering price per share (Net asset value of $5.23 ÷ 95.75%)	$5.46

Class C:
Net asset value and offering price per share	$5.23

Class R:
Net asset value and offering price per share	$5.23

Class Y:
Net asset value and offering price per share	$5.24

Class R5:
Net asset value and offering price per share	$5.24

Class R6:
Net asset value and offering price per share	$5.23

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco Emerging Markets Local Debt Fund

Statement of Operations

For the year ended October 31, 2023

Investment income:
Interest (net of foreign withholding taxes of $94,533)	$6,560,392

Dividends from affiliated money market funds	296,966

Total investment income	6,857,358

Expenses:
Advisory fees	660,996

Administrative services fees	13,787

Custodian fees	115,378

Distribution fees:
Class A	56,308

Class C	46,236

Class R	8,587

Transfer agent fees – A, C, R and Y	172,113

Transfer agent fees – R5	2

Transfer agent fees – R6	844

Trustees’ and officers’ fees and benefits	16,383

Registration and filing fees	86,940

Reports to shareholders	19,631

Professional services fees	61,856

Other	52,803

Total expenses	1,311,864

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(171,543)

Net expenses	1,140,321

Net investment income	5,717,037

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities (net of foreign taxes of $13,934)	(183,787)

Affiliated investment securities	261

Foreign currencies	(473,286)

Forward foreign currency contracts	(1,147,770)

Futures contracts	(77,351)

Option contracts written	830,039

Swap agreements	(335,781)

(1,387,675)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities (net of foreign taxes of $208)	7,468,324

Affiliated investment securities	(161)

Foreign currencies	242,307

Forward foreign currency contracts	(952,308)

Option contracts written	301,504

Swap agreements	(465,499)

6,594,167

Net realized and unrealized gain	5,206,492

Net increase in net assets resulting from operations	$10,923,529

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco Emerging Markets Local Debt Fund

Statement of Changes in Net Assets

For the years ended October 31, 2023 and 2022

	2023	2022

Operations:
Net investment income	$5,717,037	$4,989,630

Net realized gain (loss)	(1,387,675)	(18,828,737)

Change in net unrealized appreciation (depreciation)	6,594,167	(4,604,730)

Net increase (decrease) in net assets resulting from operations	10,923,529	(18,443,837)

Distributions to shareholders from distributable earnings:
Class A	(1,040,095)	–

Class C	(181,423)	–

Class R	(73,944)	–

Class Y	(3,006,309)	–

Class R5	(387)	–

Class R6	(137,755)	–

Total distributions from distributable earnings	(4,439,913)	–

Return of capital:
Class A	(314,536)	(1,308,109)

Class C	(54,865)	(232,461)

Class R	(22,362)	(75,996)

Class Y	(909,145)	(3,505,240)

Class R5	(117)	(437)

Class R6	(41,659)	(172,749)

Total return of capital	(1,342,684)	(5,294,992)

Total distributions	(5,782,597)	(5,294,992)

Share transactions–net:
Class A	1,328,689	(10,038,507)

Class C	(688,219)	(1,780,116)

Class R	174,201	200

Class Y	15,005,385	(29,344,167)

Class R6	187,652	(1,047,904)

Net increase (decrease) in net assets resulting from share transactions	16,007,708	(42,210,494)

Net increase (decrease) in net assets	21,148,640	(65,949,323)

Net assets:
Beginning of year	77,413,016	143,362,339

End of year	$98,561,656	$77,413,016

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco Emerging Markets Local Debt Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income		Return of capital		Total distributions		Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(c)		Ratio of net investment income to average net assets		Portfolio turnover (d)
Class A
Year ended 10/31/23	$4.89	$0.31		$0.35	$0.66	$(0.25)		$(0.07)		$(0.32)		$5.23	13.38	%(e)	$ 23,309	1.32	%(e)	1.49	%(e)	5.79	%(e)	143%
Year ended 10/31/22	6.17	0.25		(1.26)	(1.01)	–		(0.27)		(0.27)		4.89	(16.80	)(e)	20,621	1.45	(e)(f)	1.45	(e)(f)	4.47	(e)(f)	137
Year ended 10/31/21	6.53	0.29		(0.40)	(0.11)	(0.06)		(0.19)		(0.25)		6.17	(1.81)		36,826	1.23		1.35		4.38		107
Year ended 10/31/20	6.99	0.24		(0.45)	(0.21)	(0.07)		(0.18)		(0.25)		6.53	(3.01	)(e)	36,680	1.15	(e)	1.28	(e)	3.57	(e)	50
Five months ended 10/31/19	6.68	0.16		0.30	0.46	(0.09)		(0.06)		(0.15)		6.99	6.99		48,921	1.15	(g)	1.32	(g)	5.66	(g)	21
Year ended 05/31/19	7.02	0.39		(0.34)	0.05	(0.18)		(0.21)		(0.39)		6.68	0.85		44,188	1.16		1.27		5.82		67
Class C
Year ended 10/31/23	4.89	0.27		0.35	0.62	(0.21)		(0.07)		(0.28)		5.23	12.54		4,122	2.08		2.25		5.03		143
Year ended 10/31/22	6.17	0.21		(1.27)	(1.06)	–		(0.22)		(0.22)		4.89	(17.45)		4,473	2.21	(f)	2.21	(f)	3.71	(f)	137
Year ended 10/31/21	6.53	0.24		(0.40)	(0.16)	(0.05)		(0.15)		(0.20)		6.17	(2.62)		7,568	2.02		2.10		3.59		107
Year ended 10/31/20	6.99	0.18		(0.45)	(0.27)	(0.05)		(0.14)		(0.19)		6.53	(3.83)		11,457	2.00		2.04		2.72		50
Five months ended 10/31/19	6.68	0.14		0.30	0.44	(0.08)		(0.05)		(0.13)		6.99	6.61		15,332	2.00	(g)	2.08	(g)	4.81	(g)	21
Year ended 05/31/19	7.02	0.33		(0.34)	(0.01)	(0.15)		(0.18)		(0.33)		6.68	(0.14)		16,488	2.01		2.04		4.97		67
Class R
Year ended 10/31/23	4.89	0.30		0.34	0.64	(0.23)		(0.07)		(0.30)		5.23	13.09		1,743	1.57		1.75		5.54		143
Year ended 10/31/22	6.17	0.23		(1.26)	(1.03)	–		(0.25)		(0.25)		4.89	(17.02)		1,472	1.71	(f)	1.71	(f)	4.21	(f)	137
Year ended 10/31/21	6.53	0.27		(0.40)	(0.13)	(0.05)		(0.18)		(0.23)		6.17	(2.12)		1,854	1.53		1.60		4.08		107
Year ended 10/31/20	6.99	0.21		(0.45)	(0.24)	(0.06)		(0.16)		(0.22)		6.53	(3.35)		2,195	1.50		1.54		3.22		50
Five months ended 10/31/19	6.68	0.15		0.30	0.45	(0.09)		(0.05)		(0.14)		6.99	6.84		2,588	1.50	(g)	1.58	(g)	5.31	(g)	21
Year ended 05/31/19	7.02	0.36		(0.34)	0.02	(0.17)		(0.19)		(0.36)		6.68	0.50		2,603	1.51		1.54		5.47		67
Class Y
Year ended 10/31/23	4.89	0.33		0.35	0.68	(0.25)		(0.08)		(0.33)		5.24	13.87		66,440	1.07		1.25		6.04		143
Year ended 10/31/22	6.17	0.27		(1.27)	(1.00)	–		(0.28)		(0.28)		4.89	(16.59)		48,253	1.21	(f)	1.21	(f)	4.71	(f)	137
Year ended 10/31/21	6.54	0.31		(0.41)	(0.10)	(0.07)		(0.20)		(0.27)		6.17	(1.75)		92,706	1.01		1.10		4.60		107
Year ended 10/31/20	7.00	0.25		(0.45)	(0.20)	(0.07)		(0.19)		(0.26)		6.54	(2.80)		92,205	0.95		1.04		3.77		50
Five months ended 10/31/19	6.68	0.17		0.31	0.48	(0.10)		(0.06)		(0.16)		7.00	7.24		162,754	0.95	(g)	1.08	(g)	5.86	(g)	21
Year ended 05/31/19	7.03	0.40		(0.35)	0.05	(0.19)		(0.21)		(0.40)		6.68	0.91		143,684	0.96		1.03		6.02		67
Class R5
Year ended 10/31/23	4.89	0.33		0.35	0.68	(0.25)		(0.08)		(0.33)		5.24	13.94		8	1.02		1.10		6.09		143
Year ended 10/31/22	6.17	0.27		(1.26)	(0.99)	–		(0.29)		(0.29)		4.89	(16.47)		7	1.05	(f)	1.05	(f)	4.87	(f)	137
Year ended 10/31/21	6.53	0.31		(0.40)	(0.09)	(0.06)		(0.21)		(0.27)		6.17	(1.54)		9	0.94		0.99		4.67		107
Year ended 10/31/20	6.99	0.25		(0.45)	(0.20)	(0.07)		(0.19)		(0.26)		6.53	(2.74)		10	0.90		0.93		3.82		50
Five months ended 10/31/19	6.67	0.17		0.31	0.48	(0.10)		(0.06)		(0.16)		6.99	7.27		11	0.90	(g)	1.00	(g)	5.91	(g)	21
Period ended 05/31/19(h)	6.63	0.00	(i)	0.04	0.04	(0.00	)(i)	(0.00	)(i)	(0.00	)(i)	6.67	0.64		10	0.85	(g)	0.85	(g)	6.13	(g)	67
Class R6
Year ended 10/31/23	4.89	0.33		0.34	0.67	(0.25)		(0.08)		(0.33)		5.23	13.73		2,940	1.02		1.10		6.09		143
Year ended 10/31/22	6.17	0.27		(1.26)	(0.99)	–		(0.29)		(0.29)		4.89	(16.47)		2,586	1.05	(f)	1.05	(f)	4.87	(f)	137
Year ended 10/31/21	6.53	0.31		(0.40)	(0.09)	(0.06)		(0.21)		(0.27)		6.17	(1.50)		4,399	0.91		0.99		4.70		107
Year ended 10/31/20	6.99	0.26		(0.45)	(0.19)	(0.07)		(0.20)		(0.27)		6.53	(2.72)		4,222	0.85		0.93		3.87		50
Five months ended 10/31/19	6.67	0.17		0.31	0.48	(0.10)		(0.06)		(0.16)		6.99	7.29		22,887	0.85	(g)	0.95	(g)	5.96	(g)	21
Year ended 05/31/19	7.02	0.41		(0.35)	0.06	(0.19)		(0.22)		(0.41)		6.67	1.01		8,604	0.86		0.91		6.12		67

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Does not include indirect expenses from affiliated fund fees and expenses of 0.00% for the five months ended October 31, 2019 and the year ended May 31, 2019.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.24% for the years ended October 31, 2023, 2022 and 2020.

(f)	Ratios include interest, facilities and maintenance fees of 0.09% for the year ended October 31, 2022.
(g)	Annualized.
(h)	For the period from after the close of business on May 24, 2019 (inception of offering) to May 31, 2019.
(i)	Amount represents less than 0.005%.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19	Invesco Emerging Markets Local Debt Fund

Notes to Financial Statements

October 31, 2023

NOTE 1–Significant Accounting Policies

Invesco Emerging Markets Local Debt Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek total return.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund

20	Invesco Emerging Markets Local Debt Fund

securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

21	Invesco Emerging Markets Local Debt Fund

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying instrument or asset. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

L.

Call Options Purchased and Written – The Fund may write covered call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

M.

Put Options Purchased and Written – The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on put options purchased and put options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities and Option contracts written, respectively. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

N.

Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/ OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/ or provide limits regarding the decline of the Fund’s net asset value (“NAV”) per share over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial

22	Invesco Emerging Markets Local Debt Fund

margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations, which could result in the Fund accruing additional expenses. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) includes credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the Counterparty. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of October 31, 2023, if any, for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

O.

LIBOR Transition Risk – The Fund may have investments in financial instruments that utilize the London Interbank Offered Rate (“LIBOR”) as the reference or benchmark rate for variable interest rate calculations. LIBOR was intended to measure the rate generally at which banks can lend and borrow from one another in the relevant currency on an unsecured basis. The UK Financial Conduct Authority (“FCA”), the regulator that oversees LIBOR, announced that the majority of LIBOR rates would cease to be published or would no longer be representative on January 1, 2022. The publication of most LIBOR rates ceased at the end of 2021, and the remaining USD LIBOR rates ceased to be published after June 2023. The FCA will permit the use of synthetic USD LIBOR rates for non-U.S. contracts for a limited period of time after June 30, 2023, but any such rates would be considered non-representative of the underlying market.

There remains uncertainty and risks relating to the continuing LIBOR transition and its effects on the Fund and the instruments in which the Fund invests. There can be no assurance that the composition or characteristics of any alternative reference rates (“ARRs”) or financial instruments in which the Fund invests that utilize ARRs will be similar to or produce the same value or economic equivalence as LIBOR or that these instruments will have the same volume or liquidity. Additionally, there remains uncertainty and risks relating to certain “legacy” USD LIBOR instruments that were issued or entered into before December 31, 2021 and the process by which a replacement interest rate will be identified and implemented into these instruments when USD LIBOR is ultimately discontinued. On December 16, 2022, the Federal Reserve Board adopted regulations implementing the Adjustable Interest Rate Act. The regulations provide a statutory fallback mechanism to replace LIBOR, by identifying benchmark rates based on the Secured Overnight Financing Rate (“SOFR”) that replaced LIBOR in certain financial contracts after June 30, 2023. These regulations apply only to contracts governed by U.S. law, among other limitations. The Funds may have instruments linked to other interbank offered rates that may also cease to be published in the future. The effects of such uncertainty and risks in “legacy” USD LIBOR instruments held by the Fund could result in losses to the Fund.

P.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

Q.

Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

R.	Other Risks – Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

Increases in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. It is difficult to predict the impact of

23	Invesco Emerging Markets Local Debt Fund

interest rate changes on various markets. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal redemptions by shareholders, which could potentially increase the Fund’s portfolio turnover rate and transaction costs.

Policy changes by the U.S. government or its regulatory agencies and political events within the U.S. and abroad may, among other things, affect investor and consumer confidence and increase volatility in the financial markets, perhaps suddenly and to a significant degree, which may adversely impact the Fund’s operations, universe of potential investment options, and return potential.

Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Such countries’ economies may be more dependent on relatively few industries or investors that may be highly vulnerable to local and global changes. Companies in emerging market countries generally may be subject to less stringent regulatory, disclosure, financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries. As a result, information, including financial information, about such companies may be less available and reliable, which can impede the Fund’s ability to evaluate such companies. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably, and the ability to bring and enforce actions (including bankruptcy, confiscatory taxation, expropriation, nationalization of a company’s assets, restrictions on foreign ownership of local companies, restrictions on withdrawing assets from the country, protectionist measures and practices such as share blocking), or to obtain information needed to pursue or enforce such actions, may be limited. In addition, the ability of foreign entities to participate in privatization programs of certain developing or emerging market countries may be limited by local law. Investments in emerging market securities may be subject to additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information.

Investments in high yield debt securities (“junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due, are more susceptible to default or decline in market value and are less liquid than investment grade debt securities. Prices of high yield debt securities tend to be very volatile.

Mortgage- and asset-backed securities, including collateralized debt obligations and collateralized mortgage obligations, are subject to prepayment or call risk, which is the risk that a borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. This could result in the Fund reinvesting these early payments at lower interest rates, thereby reducing the Fund’s income. Mortgage- and asset-backed securities also are subject to extension risk, which is the risk that an unexpected rise in interest rates could reduce the rate of prepayments, causing the price of the mortgage- and asset-backed securities and the Fund’s share price to fall. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. Privately-issued mortgage-backed securities and asset-backed securities may be less liquid than other types of securities and the Fund may be unable to sell these securities at the time or price it desires.

The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate*

First $500 million	0.700%

Next $500 million	0.650%

Next $4 billion	0.600%

Over $5 billion	0.580%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended October 31, 2023, the effective advisory fee rate incurred by the Fund was 0.69%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

Effective March 1, 2023 through at least February 28, 2025, the Adviser has contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.20%, 1.95%, 1.45%, 0.95%, 0.95%, and 0.95%, respectively, of the Fund’s average daily net assets (the “expense limits”). Prior to March 1, 2023, the Adviser had contractually agreed, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.50%, 2.25%, 1.75%, 1.25%, 1.25%, and 1.25%, respectively, of the Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expenses on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate February 28, 2025. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. To the extent that the annualized expense ratio does not exceed the expense limits, the Adviser will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year.

Further, the Adviser has contractually agreed, through at least June 30, 2025, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2023, the Adviser waived advisory fees of $8,022 and reimbursed class level expenses of $37,278, $7,260, $2,865, $111,519, $2 and $845 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

24	Invesco Emerging Markets Local Debt Fund

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund, pursuant to the Class C and Class R Plans, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2023, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2023, IDI advised the Fund that IDI retained $3,995 in front-end sales commissions from the sale of Class A shares and $0 and $453 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Non-U.S. Dollar Denominated Bonds & Notes	$ –	$78,234,452	$–	$78,234,452

U.S. Dollar Denominated Bonds & Notes	–	1,075,420	–	1,075,420

Money Market Funds	16,021,300	–	–	16,021,300

Options Purchased	–	110,061	–	110,061

Total Investments in Securities	16,021,300	79,419,933	–	95,441,233

Other Investments - Assets*

Forward Foreign Currency Contracts	–	978,099	–	978,099

Swap Agreements	–	680,784	–	680,784

	–	1,658,883	–	1,658,883

Other Investments - Liabilities*

Forward Foreign Currency Contracts	–	(1,410,597)	–	(1,410,597)

Options Written	–	(81,456)	–	(81,456)

Swap Agreements	–	(1,065,310)	–	(1,065,310)

	–	(2,557,363)	–	(2,557,363)

Total Other Investments	–	(898,480)	–	(898,480)

Total Investments	$16,021,300	$78,521,453	$–	$94,542,753

*	Forward foreign currency contracts and swap agreements are valued at unrealized appreciation (depreciation). Options written are shown at value.

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

25	Invesco Emerging Markets Local Debt Fund

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2023:

	Value
Derivative Assets	Currency Risk	Interest Rate Risk	Total

Unrealized appreciation on swap agreements – Centrally Cleared(a)	$–	$680,784	$680,784

Unrealized appreciation on forward foreign currency contracts outstanding	978,099	–	978,099

Options purchased, at value – OTC(b)	110,061	–	110,061

Total Derivative Assets	1,088,160	680,784	1,768,944

Derivatives not subject to master netting agreements	–	(680,784)	(680,784)

Total Derivative Assets subject to master netting agreements	$1,088,160	$–	$1,088,160

	Value
Derivative Liabilities	Currency Risk	Interest Rate Risk	Total

Unrealized depreciation on swap agreements – Centrally Cleared(a)	$–	$(1,030,555)	$(1,030,555)

Unrealized depreciation on forward foreign currency contracts outstanding	(1,410,597)	–	(1,410,597)

Unrealized depreciation on swap agreements – OTC	–	(34,755)	(34,755)

Options written, at value – OTC	(81,456)	–	(81,456)

Total Derivative Liabilities	(1,492,053)	(1,065,310)	(2,557,363)

Derivatives not subject to master netting agreements	–	1,030,555	1,030,555

Total Derivative Liabilities subject to master netting agreements	$(1,492,053)	$(34,755)	$(1,526,808)

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.
(b)	Options purchased, at value as reported in the Schedule of Investments.

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of October 31, 2023.

										Collateral
	Financial Derivative Assets				Financial Derivative Liabilities					(Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Options Purchased	Swap Agreements	Total Assets	Forward Foreign Currency Contracts	Options Written	Swap Agreements	Total Liabilities	Net Value of Derivatives	Non-Cash	Cash	Net Amount

Barclays Bank PLC	$ 19,740	$ –	$ –	$19,740	$–	$–	$ –	$–	$ 19,740	$–	$–	$19,740

BNP Paribas S.A.	421	–	–	421	–	–	–	–	421	–	–	421

Citibank, N.A.	50,842	–	–	50,842	(72,897)	–	–	(72,897)	(22,055)	–	10,000	(12,055)

Deutsche Bank AG	79,928	32,462	–	112,390	(67,830)	(35,201)	–	(103,031)	9,359	–	–	9,359

Goldman Sachs International	26,379	39,110	–	65,489	(48,336)	(12,477)	–	(60,813)	4,676	–	–	4,676

HSBC Bank USA	11,471	–	–	11,471	(209,488)	–	–	(209,488)	(198,017)	–	–	(198,017)

J.P. Morgan Chase Bank, N.A.	214,921	45	–	214,966	(723,684)	–	–	(723,684)	(508,718)	–	508,718	–

Merrill Lynch International	429,670	401	–	430,071	(155,011)	(4,995)	–	(160,006)	270,065	–	(270,065)	–

Morgan Stanley and Co. International PLC	113,588	37,868	–	151,456	(67,418)	(28,720)	–	(96,138)	55,318	–	–	55,318

Standard Chartered Bank PLC	31,139	175	212	31,526	(56,750)	(63)	(34,755)	(91,568)	(60,042)	–	–	(60,042)

UBS AG	–	–	–	–	(9,183)	–	–	(9,183)	(9,183)	–	–	(9,183)

Total	$978,099	$110,061	$212	$1,088,372	$(1,410,597)	$(81,456)	$(34,755)	$(1,526,808)	$(438,436)	$–	$248,653	$(189,783)

26	Invesco Emerging Markets Local Debt Fund

Effect of Derivative Investments for the year ended October 31, 2023

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Currency Risk	Interest Rate Risk	Total

Realized Gain (Loss):
Forward foreign currency contracts	$(1,147,770)	$-	$(1,147,770)

Futures contracts	-	(77,351)	(77,351)

Options purchased(a)	250,975	(103,119)	147,856

Options written	751,449	78,590	830,039

Swap agreements	-	(335,781)	(335,781)

Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	(952,308)	-	(952,308)

Options purchased(a)	(261,869)	(42,375)	(304,244)

Options written	280,698	20,806	301,504

Swap agreements	-	(465,499)	(465,499)

Total	$(1,078,825)	$(924,729)	$(2,003,554)

(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) of investment securities.

The table below summarizes the average notional value of derivatives held during the period.

	Forward Foreign Currency Contracts	Futures Contracts	Swaptions Purchased	Foreign Currency Options Purchased	Swaptions Written	Foreign Currency Options Written	Swap Agreements

Average notional value	$149,641,036	$5,600,000	$14,663,606	$20,227,972	$5,840,902	$40,954,528	$71,658,135

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2023, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $3,752.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2023 and 2022:

	2023	2022

Ordinary income*	$4,439,913	$–

Return of capital	1,342,684	5,294,992

Total distributions	$5,782,597	$5,294,992

*	Includes short-term capital gain distributions, if any.

27	Invesco Emerging Markets Local Debt Fund

Tax Components of Net Assets at Period-End:

2023

Net unrealized appreciation (depreciation) – investments	$(7,425,055)

Net unrealized appreciation (depreciation) – foreign currencies	(74,694)

Temporary book/tax differences	(21,156)

Capital loss carryforward	(11,628,216)

Shares of beneficial interest	117,710,777

Total net assets	$98,561,656

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to derivative instruments, wash sales and straddles.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of October 31, 2023, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$6,468,628	$5,159,588	$11,628,216

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2023 was $129,105,747 and $117,835,526, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$2,529,726

Aggregate unrealized (depreciation) of investments	(9,954,781)

Net unrealized appreciation (depreciation) of investments	$(7,425,055)

Cost of investments for tax purposes is $101,967,808.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and return of capital distributions, on October 31, 2023, undistributed net investment income was increased by $228,405, undistributed net realized gain (loss) was increased by $1,114,280 and shares of beneficial interest was decreased by $1,342,685. This reclassification had no effect on the net assets of the Fund.

NOTE 11–Share Information

	Summary of Share Activity

	Year ended		Year ended
	October 31, 2023(a)		October 31, 2022
	Shares	Amount	Shares	Amount

Sold:
Class A	834,306	$4,535,762	462,981	$2,654,156

Class C	88,283	472,113	105,233	602,616

Class R	47,810	260,727	49,259	273,219

Class Y	7,648,294	41,018,433	6,135,961	35,757,530

Class R6	178,570	968,885	265,007	1,525,372

Issued as reinvestment of dividends:
Class A	188,288	1,020,443	164,172	905,430

Class C	32,883	178,071	32,739	180,693

Class R	17,714	96,025	13,643	74,941

Class Y	583,715	3,168,830	453,036	2,503,232

Class R6	23,193	125,661	24,154	134,005

Automatic conversion of Class C shares to Class A shares:
Class A	63,427	345,775	69,125	394,522

Class C	(63,427)	(345,775)	(69,109)	(394,522)

28	Invesco Emerging Markets Local Debt Fund

	Summary of Share Activity

	Year ended		Year ended
	October 31, 2023(a)		October 31, 2022
	Shares	Amount	Shares	Amount

Reacquired:
Class A	(851,190)	$(4,573,291)	(2,444,400)	$(13,992,615)

Class C	(185,183)	(992,628)	(380,496)	(2,168,903)

Class R	(33,756)	(182,551)	(62,179)	(347,960)

Class Y	(5,411,491)	(29,181,878)	(11,736,637)	(67,604,929)

Class R6	(169,002)	(906,894)	(472,971)	(2,707,281)

Net increase (decrease) in share activity	2,992,434	$16,007,708	(7,390,482)	$(42,210,494)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 65% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

29	Invesco Emerging Markets Local Debt Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco Emerging Markets Local Debt Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Emerging Markets Local Debt Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), referred to hereafter as the “Fund”) as of October 31, 2023, the related statement of operations for the year ended October 31, 2023, the statement of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2023 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

December 21, 2023

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

30	Invesco Emerging Markets Local Debt Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2023 through October 31, 2023.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/23)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$976.10	$5.83	$1,019.31	$5.96	1.17%
Class C	1,000.00	970.50	9.59	1,015.48	9.80	1.93
Class R	1,000.00	973.00	7.11	1,018.00	7.27	1.43
Class Y	1,000.00	977.40	4.64	1,020.52	4.74	0.93
Class R5	1,000.00	977.40	4.69	1,020.47	4.79	0.94
Class R6	1,000.00	977.20	4.63	1,020.52	4.74	0.93

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2023 through October 31, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

31	Invesco Emerging Markets Local Debt Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 13, 2023, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Emerging Markets Local Debt Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited and OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2023. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the annual review process for the Invesco Funds’ investment advisory and sub-advisory contracts. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

    As part of the contract renewal process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 2, 2023 and June 13, 2023, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel. Also, as part of the contract renewal process, the independent Trustees reviewed and considered information provided in response to follow-up requests for information submitted by the independent Trustees to management. The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer.

    The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 13, 2023.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board considered recent senior management changes at Invesco and Invesco Advisers, including the appointment of new Co-Heads of Investments, that had been presented to and discussed with the Board. The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology used to manage such risks. The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

    The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

    The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2022 to the performance of funds in the Broadridge performance universe and against the JP Morgan Government Bond Index-Emerging Markets (GBI-EM) Global Diversified Index (Index). The Board noted that performance of Class A shares of the Fund was in the second quintile of its performance universe for the one year period and the third quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile

32	Invesco Emerging Markets Local Debt Fund

being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one, three and five year periods. The Board considered that the Fund was created in connection with Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the “Transaction”) and that the Fund’s performance prior to the closing of the Transaction on May 24, 2019 is that of its predecessor fund. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund-by-fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board also noted that there were only four other funds in the Fund’s expense group. The Board noted that the Fund’s actual management fees and total expense ratio ranked five out of five of its expense group. The Board requested and considered additional information from management regarding the Fund’s actual management fees, as well as the Fund’s total expenses relative to peers. As previously noted, the independent Trustees reviewed and considered information provided in response to follow-up requests for information submitted by the independent Trustees to management, including with respect to the Fund’s narrowly priced, small expense group and limitations regarding comparing the Fund’s expenses to such peers. The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer, and subsequently with representatives of management.

    The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

    The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations. Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.

    The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board acknowledged the difficulty in calculating and measuring economies of scale at the individual fund level; noting that only indicative and estimated measures are available at the individual fund level and that such measures are subject to uncertainty. The Board considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually. The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits realized as to that Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts. The Board noted the cyclical and competitive nature of the global asset management industry.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

    The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

    The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

    The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its

33	Invesco Emerging Markets Local Debt Fund

securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.

    The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

34	Invesco Emerging Markets Local Debt Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2023:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	2.20%
Qualified Business Income*	0.00%
Business Interest Income*	100.00%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

35	Invesco Emerging Markets Local Debt Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Chairman Emeritus, Invesco Ltd.; Trustee and Vice Chair, The Invesco Funds; and Member of Executive Board, SMU Cox School of Business

Formerly: Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Vice Chair, Investment Company Institute; Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			169	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Emerging Markets Local Debt Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown - 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	169

Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit)

Formerly: President and Director

Director of Grahamtastic Connection (non-profit)

Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	169	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones - 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	169	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Boad Member, First Financial Bankshares, Inc. Texas
Elizabeth Krentzman - 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			169	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	169	Blue Hills Bank; Member and Chairman, Bentley University, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis - 1950 Trustee	2001	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	169	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco Emerging Markets Local Debt Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			169	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non- profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	169	None
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	169	None
Daniel S. Vandivort - 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	169	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

T-3	Invesco Emerging Markets Local Debt Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Glenn Brightman - 1972 President and Principal Executive Officer	2023

Chief Operating Officer, Americas, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds.

Formerly: Global Head of Finance, Invesco Ltd; Executive Vice President and Chief Financial Officer, Nuveen

			N/A	N/A
Melanie Ringold -1975 Senior Vice President, Chief Legal Officer and Secretary	2023

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI SteelPath, Inc.; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Assistant Secretary, Invesco Distributors, Inc., Invesco Advisers, Inc., Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Chief Executive Officer, President and Executive Director, Invesco Ltd.; Senior Vice President, Invesco Group Services, Inc.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds and Trustee, Invesco Foundation, Inc.

Formerly: Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco Emerging Markets Local Debt Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Tony Wong - 1973 Senior Vice President	2023

Senior Managing Director, Invesco Ltd.; Director, Chairman, Chief Executive Officer and President, Invesco Advisers, Inc.; Director and Chairman, Invesco Private Capital, Inc., INVESCO Private Capital Investments, Inc. and INVESCO Realty, Inc.; Director, Invesco Senior Secured Management, Inc.; President, Invesco Managed Accounts, LLC and SNW Asset Management Corporation; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds; and Vice President, Invesco Advisers, Inc.

			N/A	N/A
Stephanie C. Butcher - 1971 Senior Vice President	2023	Senior Managing Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; Director and Chief Executive Officer, Invesco Asset Management Limited	N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Senior Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Senior Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President, The Invesco Funds; Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5	Invesco Emerging Markets Local Debt Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. - 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1331 Spring Street, NW, Suite 2500	11 Greenway Plaza	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Sidley Austin LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	787 Seventh Avenue	11 Greenway Plaza	225 Franklin Street
Philadelphia, PA 19103-7018	New York, NY 10019	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6	Invesco Emerging Markets Local Debt Fund

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Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at
invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05426 and 033-19338	Invesco Distributors, Inc.	O-EMLD-AR-1

Annual Report to Shareholders	October 31, 2023

Invesco Fundamental Alternatives Fund

Nasdaq:

A: QVOPX ∎ C: QOPCX ∎  R: QOPNX ∎ Y: QOPYX ∎ R5: FDATX ∎ R6: QOPIX

2	Management’s Discussion
2	Performance Summary
4	Long-Term Fund Performance
6	Supplemental Information
8	Consolidated Schedule of Investments
21	Consolidated Financial Statements
24	Consolidated Financial Highlights
25	Notes to Consolidated Financial Statements
35	Report of Independent Registered Public Accounting Firm
36	Fund Expenses
37	Approval of Investment Advisory and Sub-Advisory Contracts
40	Tax Information
T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended October 31, 2023, Class A shares of Invesco Fundamental Alternatives Fund (the Fund), at net asset value (NAV), outperformed the HFRX Global Hedge Fund Index.
Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/22 to 10/31/23, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	1.71%
Class C Shares	0.92
Class R Shares	1.45

Class Y Shares	1.99
Class R5 Shares	2.12
Class R6 Shares	2.10
HFRX Global Hedge Fund Index▼	0.64
Source(s): ▼Bloomberg LP

Market conditions and you Fund

For the fiscal year ended October 31, 2023, the Fund’s Class A shares (without sales charge) generated a total return of 1.71%. The Fund outperformed the HFRX Global Hedge Fund Index, which returned 0.64% during the fiscal year. The Fund invests across three distinct alternative investment strategies including equity, credit and macro. The equity and credit sleeves contributed to absolute performance while the macro sleeve detracted from performance during the fiscal year.

The beginning of the fiscal year was headlined by the US Federal Reserve (the Fed) continuing its rapid tightening of monetary policy in an effort to combat inflation via higher interest rates while simultaneously engineering a soft landing to not push the economy into a recession. The Fed aggressively raised its federal funds rate at the beginning of the fiscal year: a 0.75% hike in November, its largest hike since 1994, a 0.50% hike in December and a 0.25% hike in January, to a target federal funds rate of 4.50% to 4.75%.1

US equities managed to deliver gains in the first quarter of 2023 despite significant volatility and a banking crisis. A January rally gave way to a February selloff as higher-than-expected inflation, a tight labor market and solid economic growth indicated that the Fed’s monetary policy would remain tight for the foreseeable future, raising the risk of a deeper than expected recession. In March, the failure of two US regional banks, Silicon Valley Bank and Signature Bank, prompted steep losses in the banking sector. The subsequent takeover of Credit Suisse and ongoing fear that bank troubles would spread sent investors to safe-haven assets, sparking a bond rally, particularly among securities at the short end of the yield curve. With instability in the banking sector, the Fed raised the federal fund’s rate by only 0.25% in February of

2023 and again in March.1 The Fed’s actions to stabilize the banking system in March sent markets higher, so equities were surprisingly resilient despite the turmoil.

The US economy and equity markets remained resilient in the second quarter of 2023, as milder inflation data and better-than-expected corporate earnings supported equities, with most major indexes posting gains for the quarter and with some big tech names providing optimistic future guidance. Following the March banking crisis, markets stabilized in April due to milder inflation data and better-than-expected corporate earnings. Facing persistently strong employment data, the Fed raised the federal funds rate by 0.25% at its May meeting,1 but left rates unchanged at its June meeting, giving investors the long-awaited “pause” in rate hikes, which sent equities broadly higher.

Equity markets declined in the third quarter and into October 2023 as a resilient US economy complicated the Fed’s efforts to tame inflation. While inflation has slowed from its peak, the Consumer Price Index (CPI) rose by 0.2% in July, and the 12-month headline inflation rate rose to 3.2% from 3% in June.2 Due to the persistence of inflation, the Fed raised the federal funds rate in July by 0.25% again. The CPI data released in September was higher-than-expected and the overall US labor market remained tight with unemployment near historic lows. At the same time, wages rose and consumers continued to spend, pushing the third quarter year-over-year Gross Domestic Product (GDP) to 4.9%, far above expectations.2 Despite the higher-than-expected GDP for the third quarter of 2023, the Fed held interest rates steady at its September and October meetings, but left open the possibility of another rate hike before the end of the calendar year.1

Despite higher rates and increased market volatility, US stocks for the fiscal year had positive returns of 10.69%, as measured by the S&P 500 Index.3

The Fund’s equity sleeve follows its systematic defensive multi-factor approach, which combines a focus on low volatility with other factor exposures, particularly Quality, Momentum and Value.

For the fiscal year ending October 2023, the Fund’s equity strategy underperformed the S&P 500 Index. Not surprisingly, the Fund’s inherently defensive low volatility positioning limited its ability to capture returns in a strong rising market environment. However, our intended factors combined to add significantly to performance where Momentum got off to a slow start, but large contributions towards the end of the fiscal year led to strong absolute returns for the factor overall. Similarly, Quality struggled for the first half of the fiscal year, though rotated back into favor as investors showed preference to companies with positive balance sheet characteristics. On the other hand, Value ended the fiscal year aiding absolute returns only slightly.

Within fixed-income, a January rally gave way to a February selloff as higher-than-expected inflation, a tight labor market and solid economic growth indicated that the Fed’s monetary policy would remain tight for the foreseeable future, raising the risk of a deeper than expected recession. In March, the failure of the two US regional banks caused significant volatility in fixed-income markets and prompted steep losses in the banking sector. The subsequent takeover of Credit Suisse and ongoing fear that bank troubles would spread pushed overall corporate spread premiums wider over the fiscal year. Markets stabilized due to milder inflation data and better-than-expected corporate earnings.

Through the second quarter of 2023, inflation generally eased in developed economies, largely driven by moderation in the goods component of inflation. However, core inflation remained more stubborn and led to developed central banks to continue tightening, showcased by another 0.25% hike by the Fed in July, bringing the target rate from 5.25% to 5.50%, its highest level since June 2006.4 While rates remained elevated across all maturities on the yield curve, the two-year Treasury rates increased from 3.45% to 4.85% during the fiscal year, while 10-year Treasury rates increased from 3.53% to 4.48%.5 At the end of the fiscal year, the yield curve remained inverted. Additionally, in August, US debt was downgraded by the Fitch credit rating agency from AAA to AA† on the premise of expected fiscal deterioration over the next three years.6

The Fund’s credit sleeve utilizes a systematic, quantitative, factor-based approach to investing.

Over the fiscal year, bonds with attractive carry and value factors positively impacted the Fund’s absolute performance, particularly within investment grade holdings. Duration was the largest detractor from the Fund’s

2	Invesco Fundamental Alternatives Fund

performance as interest rates rose sharply over the fiscal year, followed by low volatility factor exposure. The rise of interest rates during the fiscal year had a negative impact on performance, but overall, the boost from carry and value factors outweighed the negative impact of interest rates.

The Fund’s macro sleeve attempts to take advantage of short-term market trends by investing both long and short across liquid global equity, government bond and commodity markets based on each asset’s likelihood to outperform cash over the next 30-day period. The macro sleeve detracted from performance as gains within equities and bonds were outweighed by losses within commodities. Equities delivered absolute gains due to timely overweight exposures in Europe and Japan. Exposure to bonds also contributed to results primarily due to underweight positioning in German bunds, UK gilts and US Treasuries. Exposure to commodities produced losses primarily due to overweight positioning within energy throughout the first half of the fiscal year and due to trendless performance within both precious and industrial metals which made tactical positioning challenging.

The Fund is managed as three separate strategies; therefore, the detractors from the Fund’s performance are included in the discussion of the individual sleeves that collectively make up the Fund.

The Fund continues to focus on selecting securities that we believe offer attractive risk-adjusted returns and can deliver effective diversification combined with low volatility, good downside risk mitigation and low sensitivity to traditional market factors over the long-term.

Please note that the macro strategy is principally implemented with derivative instruments that include futures, commodity-linked notes and credit default swaps. Therefore, all or most of the performance of the macro strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

We thank you for your continued investment in the Invesco Fundamental Alternatives Fund.

1	Source: US Federal Reserve

2	Source: US Bureau of Labor Statistics

3	Source: Lipper Inc.

4	Source: Federal Reserve of Economic Data

5	Source: US Department of the Treasury

6	Source: Fitch Ratings

† A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. Not Rated indicates the debtor was not rated and should not be interpreted as indicating low quality. For more information on S&P Global Ratings’ rating methodology, please visit spglobal.com and select ‘Understanding Credit Ratings’ under ‘About Ratings’ on the homepage. For more information on Moody’s rating methodology, please visit ratings.moodys.com and select ‘Rating Methodologies’ on the homepage.

Portfolio manager(s):

Chris Devine

Tarun Gupta

Scott Hixon

Scott Wolle

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco Fundamental Alternatives Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 10/31/13

1	Source: Bloomberg LP

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco Fundamental Alternatives Fund

Average Annual Total Returns
As of 10/31/23, including maximum applicable sales charges

Class A Shares
Inception (1/3/89)	6.51%
10 Years	0.98
5 Years	-1.14
1 Year	-3.88

Class C Shares
Inception (9/1/93)	4.94%
10 Years	0.93
5 Years	-0.78
1 Year	-0.06

Class R Shares
Inception (3/1/01)	1.78%
10 Years	1.29
5 Years	-0.28
1 Year	1.45

Class Y Shares
Inception (12/16/96)	3.75%
10 Years	1.79
5 Years	0.23
1 Year	1.99

Class R5 Shares
10 Years	1.73%
5 Years	0.34
1 Year	2.12

Class R6 Shares
Inception (2/28/13)	2.15%
10 Years	1.98
5 Years	0.40
1 Year	2.10

Effective May 24, 2019, Class A, Class C, Class R, Class Y and Class I shares of the Oppenheimer Fundamental Alternatives Fund (the predecessor fund), were reorganized into Class A, Class C, Class R, Class Y and Class R6 shares, respectively, of the Invesco Oppenheimer Fundamental Alternatives Fund. Note: The Fund was subsequently renamed the Invesco Fundamental Alternatives Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C, Class R, Class Y and Class R6 shares are those for Class A, Class C, Class R, Class Y and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R5 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated.

Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco Fundamental Alternatives Fund

Supplemental Information

Invesco Fundamental Alternatives Fund’s investment objective is to seek total return.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2023, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco Fundamental Alternatives Fund

Fund Information

Volatility Contribution*

Strategy	Annualized Volatility Contribution	Volatility Contribution as % of Investment Strategy
Credit	0.17%	5.46%
Equity	2.80	89.39
Macro	0.16	5.15
Total	3.13%	100.00%

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings, if any.

Data presented here are as of October 31, 2023.

7	Invesco Fundamental Alternatives Fund

Consolidated Schedule of Investments(a)

October 31, 2023

	Shares	Value
Common Stocks & Other Equity Interests–34.65%
Agricultural Products & Services–0.06%
Archer-Daniels-Midland Co.	2,828	$202,400

Air Freight & Logistics–0.91%
C.H. Robinson Worldwide, Inc.	5,962	487,870
Expeditors International of Washington, Inc.(b)	13,402	1,464,168
FedEx Corp.	4,385	1,052,839
		3,004,877

Apparel Retail–0.35%
Ross Stores, Inc.	2,139	248,060
TJX Cos., Inc. (The)	10,371	913,374
		1,161,434

Application Software–0.94%
Adobe, Inc.(c)	1,570	835,334
DocuSign, Inc.(c)	4,499	174,921
Dynatrace, Inc.(c)	2,263	101,179
Fair Isaac Corp.(c)	404	341,731
Manhattan Associates, Inc.(c)	565	110,164
Roper Technologies, Inc.	428	209,108
Salesforce, Inc.(c)	5,277	1,059,780
Workday, Inc., Class A(c)	1,367	289,408
		3,121,625

Asset Management & Custody Banks–0.10%
Bank of New York Mellon Corp. (The)	7,818	332,265

Automobile Manufacturers–0.11%
General Motors Co.	13,373	377,119

Automotive Retail–0.18%
O’Reilly Automotive, Inc., Class R(c)	646	601,064

Biotechnology–2.12%
AbbVie, Inc.	7,375	1,041,202
Amgen, Inc.	5,509	1,408,651
Biogen, Inc.(c)	1,770	420,446
Gilead Sciences, Inc.	24,916	1,956,903
Incyte Corp.(c)	4,347	234,434
Neurocrine Biosciences, Inc.(c)	2,507	278,127
Regeneron Pharmaceuticals, Inc.(c)	682	531,885
Vertex Pharmaceuticals, Inc.(c)	3,219	1,165,632
		7,037,280

Brewers–0.28%
Molson Coors Beverage Co., Class B	15,847	915,481

Broadline Retail–0.49%
Amazon.com, Inc.(c)	6,834	909,537
eBay, Inc.	14,969	587,234
MercadoLibre, Inc. (Brazil)(c)	90	111,667
		1,608,438

Building Products–0.31%
Builders FirstSource, Inc.(c)	4,932	535,221

	Shares	Value
Building Products–(continued)
Owens Corning	4,368	$495,200
		1,030,421

Cable & Satellite–0.44%
Comcast Corp., Class A	35,614	1,470,502

Commodity Chemicals–0.07%
LyondellBasell Industries N.V., Class A	2,547	229,841

Communications Equipment–0.76%
Cisco Systems, Inc.	39,460	2,057,050
Motorola Solutions, Inc.	1,701	473,660
		2,530,710

Computer & Electronics Retail–0.07%
Best Buy Co., Inc.	3,672	245,363

Construction Machinery & Heavy Transportation Equipment– 0.43%
Caterpillar, Inc.	1,370	309,689
PACCAR, Inc.	13,589	1,121,500
		1,431,189

Construction Materials–0.10%
Vulcan Materials Co.	1,757	345,233

Consumer Finance–0.14%
Synchrony Financial	16,492	462,601

Consumer Staples Merchandise Retail–0.64%
Walmart, Inc.	13,055	2,133,318

Data Processing & Outsourced Services–0.08%
Broadridge Financial Solutions, Inc.	1,635	278,996

Distributors–0.02%
LKQ Corp.	1,761	77,343

Diversified Banks–0.75%
Bank of America Corp.	7,520	198,077
Citigroup, Inc.	19,614	774,557
JPMorgan Chase & Co.	9,221	1,282,272
Wells Fargo & Co.	5,757	228,956
		2,483,862

Diversified Support Services–0.19%
Cintas Corp.	666	337,742
Copart, Inc.(c)	6,424	279,572
		617,314

Electric Utilities–0.84%
Edison International	1,934	121,958
Exelon Corp.	4,273	166,391
Pinnacle West Capital Corp.	8,362	620,293
PPL Corp.	37,342	917,493
Xcel Energy, Inc.	16,334	968,116
		2,794,251

Electronic Manufacturing Services–0.24%
Flex Ltd.(c)	9,179	236,084

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

8	Invesco Fundamental Alternatives Fund

	Shares	Value
Electronic Manufacturing Services–(continued)
Jabil, Inc.(b)	4,523	$555,424
		791,508

Environmental & Facilities Services–0.34%
Republic Services, Inc.	7,618	1,131,197

Financial Exchanges & Data–0.27%
CME Group, Inc., Class A	3,467	740,066
Intercontinental Exchange, Inc.	1,339	143,862
		883,928

Food Distributors–0.09%
Performance Food Group Co.(c)	2,670	154,219
Sysco Corp.	2,281	151,664
		305,883

Food Retail–0.19%
Casey’s General Stores, Inc.	1,891	514,182
Kroger Co. (The)	2,665	120,911
		635,093

Gas Utilities–0.22%
Atmos Energy Corp.(b)	6,693	720,568

Health Care Distributors–0.92%
Cardinal Health, Inc.	13,255	1,206,205
Cencora, Inc.(b)	3,315	613,772
McKesson Corp.	2,664	1,213,079
		3,033,056

Health Care Equipment–0.21%
Zimmer Biomet Holdings, Inc.	6,763	706,125

Health Care Facilities–0.30%
HCA Healthcare, Inc.	4,430	1,001,800

Health Care Services–0.26%
Cigna Group (The)	2,187	676,220
DaVita, Inc.(c)	2,548	196,782
		873,002

Health Care Supplies–0.03%
Align Technology, Inc.(c)	517	95,433

Homebuilding–0.45%
Lennar Corp., Class A	2,642	281,849
NVR, Inc.(c)	87	470,898
PulteGroup, Inc.	9,900	728,541
		1,481,288

Hotels, Resorts & Cruise Lines–0.48%
Booking Holdings, Inc.(c)	418	1,166,036
Royal Caribbean Cruises Ltd.(c)	4,885	413,906
		1,579,942

Household Products–0.72%
Clorox Co. (The)	3,936	463,267
Kimberly-Clark Corp.	10,248	1,226,071
Procter & Gamble Co. (The)	4,672	700,940
		2,390,278

Human Resource & Employment Services–0.34%
Automatic Data Processing, Inc.	3,970	866,333

	Shares	Value
Human Resource & Employment Services–(continued)
Paychex, Inc.	2,233	$247,975
		1,114,308

Independent Power Producers & Energy Traders–0.18%
Vistra Corp.	17,822	583,136

Industrial Conglomerates–0.32%
General Electric Co.	9,759	1,060,120

Industrial Gases–0.28%
Linde PLC	2,404	918,713

Integrated Oil & Gas–0.38%
Chevron Corp.	2,493	363,305
Exxon Mobil Corp.	8,333	882,048
		1,245,353

Integrated Telecommunication Services–0.35%
AT&T, Inc.	74,991	1,154,861

Interactive Home Entertainment–0.07%
Electronic Arts, Inc.	1,777	219,975

Interactive Media & Services–0.97%
Alphabet, Inc., Class A(c)	12,564	1,558,941
Alphabet, Inc., Class C(c)	1,464	183,440
Meta Platforms, Inc., Class A(c)	4,934	1,486,466
		3,228,847

Internet Services & Infrastructure–0.34%
Akamai Technologies, Inc.(c)	4,299	444,216
VeriSign, Inc.(c)	3,417	682,238
		1,126,454

IT Consulting & Other Services–0.49%
Amdocs Ltd.	5,871	470,620
Cognizant Technology Solutions Corp., Class A	4,043	260,652
International Business Machines Corp.(b)	6,053	875,506
		1,606,778

Life & Health Insurance–0.16%
Aflac, Inc.	1,162	90,764
Unum Group	8,842	432,374
		523,138

Life Sciences Tools & Services–0.04%
QIAGEN N.V.(c)	3,500	131,005

Managed Health Care–1.05%
Centene Corp.(c)	7,390	509,762
Elevance Health, Inc.	1,096	493,299
Humana, Inc.	2,862	1,498,801
UnitedHealth Group, Inc.	1,809	968,828
		3,470,690

Multi-line Insurance–0.27%
American International Group, Inc.	14,513	889,792

Multi-Sector Holdings–0.56%
Berkshire Hathaway, Inc., Class B(c)	5,477	1,869,464

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

9	Invesco Fundamental Alternatives Fund

	Shares	Value
Multi-Utilities–1.04%
Ameren Corp.	2,528	$191,395
CenterPoint Energy, Inc.	7,573	203,562
Consolidated Edison, Inc.	15,978	1,402,708
DTE Energy Co.	5,523	532,307
Public Service Enterprise Group, Inc.	18,255	1,125,421
		3,455,393

Oil & Gas Equipment & Services–0.27%
Baker Hughes Co., Class A	19,390	667,404
Schlumberger N.V.	4,112	228,874
		896,278

Oil & Gas Exploration & Production–0.77%
ConocoPhillips	4,221	501,455
Coterra Energy, Inc.	14,023	385,632
EOG Resources, Inc.	5,308	670,135
Marathon Oil Corp.	23,481	641,266
Pioneer Natural Resources Co.	1,460	348,940
Sabine Oil & Gas Holdings, Inc.(c)(d)	115	22
		2,547,450

Oil & Gas Refining & Marketing–0.45%
Marathon Petroleum Corp.	8,885	1,343,857
Phillips 66	1,289	147,036
		1,490,893

Oil & Gas Storage & Transportation–0.07%
Cheniere Energy, Inc.	1,477	245,802
Southcross Energy Partners L.P.(d)	17,192	0
		245,802

Other Specialty Retail–0.07%
Bath & Body Works, Inc.	7,572	224,510

Packaged Foods & Meats–0.85%
General Mills, Inc.	5,870	382,959
Hershey Co. (The)	1,746	327,113
JM Smucker Co. (The)	2,555	290,861
Kraft Heinz Co. (The)	10,539	331,557
Lamb Weston Holdings, Inc.	5,939	533,322
Mondelez International, Inc., Class A	14,257	943,956
		2,809,768

Passenger Airlines–0.27%
United Airlines Holdings, Inc.(c)	25,243	883,757

Pharmaceuticals–1.39%
Bristol-Myers Squibb Co.	13,948	718,740
Eli Lilly and Co.	1,438	796,551
Jazz Pharmaceuticals PLC(c)	4,553	578,322
Johnson & Johnson	3,420	507,323
Merck & Co., Inc.	12,373	1,270,707
Pfizer, Inc.	2,386	72,916
Viatris, Inc.	75,605	672,885
		4,617,444

Property & Casualty Insurance–0.40%
Arch Capital Group Ltd.(c)	9,532	826,234
Loews Corp.	3,884	248,615
Markel Group, Inc.(c)	164	241,165
		1,316,014

	Shares	Value
Rail Transportation–0.05%
CSX Corp.	5,116	$152,713

Reinsurance–0.11%
Everest Group Ltd.	929	367,531

Research & Consulting Services–0.17%
Booz Allen Hamilton Holding Corp.	1,104	132,403
Verisk Analytics, Inc.	1,882	427,891
		560,294

Restaurants–0.23%
McDonald’s Corp.	2,872	752,952

Semiconductor Materials & Equipment–0.42%
Applied Materials, Inc.	5,789	766,174
KLA Corp.	490	230,153
Lam Research Corp.	692	407,048
		1,403,375

Semiconductors–1.42%
Broadcom, Inc.	2,451	2,062,198
Microchip Technology, Inc.	4,126	294,143
NVIDIA Corp.	4,413	1,799,621
NXP Semiconductors N.V. (China)	3,095	533,671
		4,689,633

Soft Drinks & Non-alcoholic Beverages–0.77%
Coca-Cola Co. (The)	22,557	1,274,245
PepsiCo, Inc.	7,915	1,292,361
		2,566,606

Specialty Chemicals–0.08%
Ecolab, Inc.	1,637	274,590

Steel–0.36%
Nucor Corp.	2,469	364,894
Steel Dynamics, Inc.	7,853	836,423
		1,201,317

Systems Software–1.58%
Microsoft Corp.	10,574	3,575,175
Oracle Corp.	7,153	739,620
Palo Alto Networks, Inc.(c)	2,262	549,711
ServiceNow, Inc.(c)	609	354,347
		5,218,853

Technology Hardware, Storage & Peripherals–1.37%
Apple, Inc.	19,169	3,273,490
Dell Technologies, Inc., Class C	8,594	575,025
Hewlett Packard Enterprise Co.	45,198	695,145
		4,543,660

Tobacco–0.39%
Altria Group, Inc.	32,008	1,285,761

Trading Companies & Distributors–0.04%
W.W. Grainger, Inc.	190	138,668

Transaction & Payment Processing Services–1.18%
Fiserv, Inc.(c)	16,595	1,887,681
Global Payments, Inc.	1,343	142,653
Mastercard, Inc., Class A	2,486	935,606

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

10	Invesco Fundamental Alternatives Fund

	Shares	Value
Transaction & Payment Processing Services–(continued)
Visa, Inc., Class A(b)	3,996	$939,460
		3,905,400
Total Common Stocks & Other Equity Interests (Cost $99,063,700)		114,813,324

	Principal Amount

U.S. Treasury Securities–13.87%
U.S. Treasury Bills–0.16%
4.79% - 5.21%, 04/18/2024(e)(f)	$556,000	542,113

U.S. Treasury Notes–13.71%
1.13%, 01/15/2025	10,000,000	9,514,063
5.00%, 09/30/2025	15,700,000	15,672,402
0.38%, 12/31/2025	9,100,000	8,246,875
2.63%, 05/31/2027	12,950,000	11,995,949
		45,429,289
Total U.S. Treasury Securities (Cost $47,847,150)		45,971,402

U.S. Dollar Denominated Bonds & Notes–7.55%
Aerospace & Defense–0.16%
Boeing Co. (The),
2.75%, 02/01/2026	177,000	164,765
2.25%, 06/15/2026	200,000	181,486
General Dynamics Corp., 3.25%, 04/01/2025	200,000	193,777
		540,028

Agricultural & Farm Machinery–0.09%
Deere & Co., 2.75%, 04/15/2025	310,000	298,325

Apparel Retail–0.03%
Ross Stores, Inc., 0.88%, 04/15/2026	100,000	88,587

Apparel, Accessories & Luxury Goods–0.02%
Tapestry, Inc., 4.13%, 07/15/2027	65,000	58,930

Application Software–0.09%
Adobe, Inc., 3.25%, 02/01/2025	300,000	292,236

Asset Management & Custody Banks–0.06%
Ares Capital Corp., 2.88%, 06/15/2028	155,000	128,353
Legg Mason, Inc., 4.75%, 03/15/2026	90,000	87,831
		216,184

Automobile Manufacturers–0.13%
General Motors Co.,
6.13%, 10/01/2025	75,000	74,896
4.20%, 10/01/2027	80,000	74,121
Toyota Motor Credit Corp.,
3.20%, 01/11/2027	130,000	121,177
1.15%, 08/13/2027	200,000	170,797
		440,991

Automotive Parts & Equipment–0.06%
American Honda Finance Corp., 2.35%, 01/08/2027	225,000	203,284

Automotive Retail–0.02%
Advance Auto Parts, Inc., 5.95%, 03/09/2028	75,000	70,173

	Principal Amount	Value
Broadcasting–0.04%
Paramount Global, 3.70%, 06/01/2028	$165,000	$142,281

Broadline Retail–0.10%
Amazon.com, Inc., 3.30%, 04/13/2027(b)	350,000	328,001

Cable & Satellite–0.12%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 4.91%, 07/23/2025	150,000	146,711
Discovery Communications LLC, 3.95%, 03/20/2028	270,000	243,941
		390,652

Cargo Ground Transportation–0.06%
Ryder System, Inc., 5.65%, 03/01/2028	220,000	215,022

Computer & Electronics Retail–0.03%
Dell International LLC/EMC Corp., 6.02%, 06/15/2026	89,000	89,134

Construction Machinery & Heavy Transportation Equipment– 0.10%
Caterpillar Financial Services Corp., 1.10%, 09/14/2027	175,000	149,274
Wabtec Corp., 3.45%, 11/15/2026	200,000	185,595
		334,869

Consumer Electronics–0.03%
Tyco Electronics Group S.A., 3.13%, 08/15/2027	100,000	91,848

Consumer Finance–0.10%
American Express Co., 3.30%, 05/03/2027	170,000	155,639
General Motors Financial Co., Inc.,
2.75%, 06/20/2025	150,000	141,604
5.25%, 03/01/2026	50,000	48,743
		345,986

Copper–0.03%
Freeport-McMoRan, Inc., 5.00%, 09/01/2027	100,000	94,661

Distillers & Vintners–0.05%
Constellation Brands, Inc., 3.70%, 12/06/2026	175,000	164,376

Diversified Banks–2.29%
Banco Santander S.A. (Spain),
2.75%, 05/28/2025	400,000	377,035
4.25%, 04/11/2027	200,000	185,423
Bank of America Corp.,
4.45%, 03/03/2026	269,000	257,657
3.50%, 04/19/2026	185,000	174,682
1.32%, 06/19/2026(g)	195,000	179,261
1.20%, 10/24/2026(g)	205,000	185,255
1.73%, 07/22/2027(g)	80,000	70,621
Series L, 4.18%, 11/25/2027	210,000	193,240
Barclays PLC (United Kingdom), 4.38%, 09/11/2024	494,000	483,689

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

11	Invesco Fundamental Alternatives Fund

	Principal Amount	Value
Diversified Banks–(continued)
Canadian Imperial Bank of Commerce (Canada), 2.25%, 01/28/2025(b)	$402,000	$384,004
Citigroup, Inc.,
3.11%, 04/08/2026(g)	297,000	283,521
1.12%, 01/28/2027(g)	130,000	115,636
1.46%, 06/09/2027(g)	210,000	184,896
HSBC Holdings PLC (United Kingdom),
1.59%, 05/24/2027(g)	200,000	176,210
2.25%, 11/22/2027(g)	375,000	328,884
ING Groep N.V. (Netherlands), 4.02%, 03/28/2028(g)	200,000	184,077
JPMorgan Chase & Co.,
2.30%, 10/15/2025(g)	425,000	409,121
2.01%, 03/13/2026(g)	200,000	188,780
2.08%, 04/22/2026(g)	200,000	188,016
4.25%, 10/01/2027	50,000	47,167
3.63%, 12/01/2027	165,000	150,829
2.18%, 06/01/2028(g)	115,000	100,004
Lloyds Banking Group PLC (United Kingdom), 4.45%, 05/08/2025	305,000	296,332
Mitsubishi UFJ Financial Group, Inc. (Japan),
0.96%, 10/11/2025(g)	311,000	295,313
3.29%, 07/25/2027	75,000	68,440
National Australia Bank Ltd. (Australia), 4.94%, 01/12/2028	250,000	242,017
PNC Bank N.A., 4.20%, 11/01/2025	380,000	364,740
Royal Bank of Canada (Canada), 4.65%, 01/27/2026	180,000	174,556
Sumitomo Mitsui Financial Group, Inc. (Japan),
2.35%, 01/15/2025(b)	397,000	379,670
2.63%, 07/14/2026	100,000	91,684
3.45%, 01/11/2027	60,000	55,407
Toronto-Dominion Bank (The) (Canada), 5.16%, 01/10/2028	65,000	62,693
U.S. Bancorp, 1.45%, 05/12/2025	148,000	138,002
Wells Fargo & Co.,
2.19%, 04/30/2026(g)	190,000	178,782
4.30%, 07/22/2027	175,000	163,170
Westpac Banking Corp. (Australia),
3.35%, 03/08/2027	165,000	153,077
1.95%, 11/20/2028	90,000	75,309
		7,587,200

Diversified Capital Markets–0.04%
Deutsche Bank AG (Germany), 2.55%, 01/07/2028(g)	150,000	129,875

Diversified Financial Services–0.05%
Corebridge Financial, Inc., 3.65%, 04/05/2027	170,000	155,780

Drug Retail–0.03%
Walgreens Boots Alliance, Inc., 3.45%, 06/01/2026	100,000	91,171

Electric Utilities–0.22%
Edison International,
5.75%, 06/15/2027	125,000	122,936
4.13%, 03/15/2028	135,000	122,955
5.25%, 11/15/2028	65,000	61,713

	Principal Amount	Value
Electric Utilities–(continued)
Pacific Gas and Electric Co.,
2.10%, 08/01/2027	$75,000	$63,537
3.30%, 12/01/2027	125,000	108,921
3.00%, 06/15/2028	75,000	63,515
System Energy Resources, Inc., 6.00%, 04/15/2028	195,000	188,528
		732,105

Electrical Components & Equipment–0.03%
Emerson Electric Co., 1.80%, 10/15/2027	100,000	87,400

Electronic Equipment & Instruments–0.03%
Vontier Corp., 1.80%, 04/01/2026	100,000	89,390

Financial Exchanges & Data–0.04%
Cboe Global Markets, Inc., 3.65%, 01/12/2027	40,000	37,706
Intercontinental Exchange, Inc., 3.10%, 09/15/2027	100,000	91,048
		128,754

Gas Utilities–0.03%
Southwest Gas Corp., 5.45%, 03/23/2028	100,000	97,705

Health Care Equipment–0.04%
Baxter International, Inc., 2.27%, 12/01/2028	150,000	124,178

Health Care Facilities–0.08%
CommonSpirit Health, 1.55%, 10/01/2025	96,000	87,962
Universal Health Services, Inc., 1.65%, 09/01/2026	200,000	176,453
		264,415

Health Care REITs–0.05%
Omega Healthcare Investors, Inc., 5.25%, 01/15/2026	179,000	173,025

Health Care Services–0.12%
HCA, Inc., 5.63%, 09/01/2028	125,000	120,980
Sutter Health, Series 20A, 1.32%, 08/15/2025	299,000	274,603
		395,583

Home Improvement Retail–0.04%
Home Depot, Inc. (The), 2.50%, 04/15/2027	160,000	145,290

Homebuilding–0.02%
Lennar Corp., 4.75%, 11/29/2027	80,000	76,157

Hotel & Resort REITs–0.03%
Host Hotels & Resorts L.P., Series F, 4.50%, 02/01/2026	100,000	95,693

Hotels, Resorts & Cruise Lines–0.06%
Booking Holdings, Inc., 3.55%, 03/15/2028	70,000	64,766
Hyatt Hotels Corp., 4.85%, 03/15/2026	133,000	129,606
		194,372

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

12	Invesco Fundamental Alternatives Fund

	Principal Amount	Value
Human Resource & Employment Services–0.09%
Automatic Data Processing, Inc., 3.38%, 09/15/2025	$305,000	$294,294

Independent Power Producers & Energy Traders–0.02%
AES Corp. (The), 5.45%, 06/01/2028	55,000	52,551

Industrial Conglomerates–0.05%
Berkshire Hathaway Energy Co., 3.50%, 02/01/2025	190,000	184,758

Industrial Machinery & Supplies & Components–0.03%
Stanley Black & Decker, Inc., 3.40%, 03/01/2026	125,000	117,881

Insurance Brokers–0.05%
Willis North America, Inc., 4.65%, 06/15/2027	165,000	157,136

Integrated Oil & Gas–0.14%
BP Capital Markets America, Inc., 3.54%, 04/06/2027	165,000	154,641
Chevron USA, Inc., 1.02%, 08/12/2027	185,000	158,506
Exxon Mobil Corp., 3.29%, 03/19/2027	150,000	140,971
		454,118

Integrated Telecommunication Services–0.02%
AT&T, Inc., 1.65%, 02/01/2028	100,000	83,630

Internet Services & Infrastructure–0.06%
VeriSign, Inc., 5.25%, 04/01/2025	200,000	197,693

Investment Banking & Brokerage–0.40%
Goldman Sachs Group, Inc. (The),
3.85%, 01/26/2027	165,000	153,724
1.54%, 09/10/2027(g)	150,000	130,542
1.95%, 10/21/2027(g)	100,000	87,727
3.62%, 03/15/2028(g)	160,000	146,533
Morgan Stanley,
2.72%, 07/22/2025(g)	150,000	145,966
3.63%, 01/20/2027	175,000	162,700
1.59%, 05/04/2027(g)	200,000	177,762
6.30%, 10/18/2028(g)	145,000	144,788
Nomura Holdings, Inc. (Japan), 1.65%, 07/14/2026	200,000	176,454
		1,326,196

IT Consulting & Other Services–0.14%
International Business Machines Corp.,
3.45%, 02/19/2026	100,000	95,310
3.30%, 05/15/2026	100,000	94,599
1.70%, 05/15/2027	100,000	87,323
Kyndryl Holdings, Inc., 2.05%, 10/15/2026	225,000	196,160
		473,392

Life & Health Insurance–0.07%
Principal Financial Group, Inc., 3.40%, 05/15/2025	239,000	229,560

Managed Health Care–0.02%
Centene Corp., 2.45%, 07/15/2028	75,000	63,159

	Principal Amount	Value
Multi-line Insurance–0.04%
Boardwalk Pipelines L.P., 5.95%, 06/01/2026	$140,000	$138,761

Oil & Gas Equipment & Services–0.03%
Baker Hughes Holdings LLC/Baker Hughes Co-Obligor, Inc., 3.34%, 12/15/2027	100,000	91,138

Oil & Gas Refining & Marketing–0.04%
HF Sinclair Corp., 5.88%, 04/01/2026	140,000	138,090

Oil & Gas Storage & Transportation–0.06%
Cheniere Corpus Christi Holdings LLC, 5.13%, 06/30/2027	160,000	154,433
Energy Transfer L.P., 4.40%, 03/15/2027	65,000	61,246
		215,679

Other Specialized REITs–0.12%
EPR Properties, 4.75%, 12/15/2026	100,000	91,260
GLP Capital L.P./GLP Financing II, Inc., 3.35%, 09/01/2024	327,000	317,879
		409,139

Packaged Foods & Meats–0.09%
Conagra Brands, Inc., 1.38%, 11/01/2027	130,000	108,194
Tyson Foods, Inc., 4.00%, 03/01/2026	190,000	182,237
		290,431

Paper & Plastic Packaging Products & Materials–0.03%
Berry Global, Inc., 1.57%, 01/15/2026	100,000	90,373

Passenger Airlines–0.02%
Southwest Airlines Co., 3.45%, 11/16/2027	65,000	58,804

Pharmaceuticals–0.44%
Bristol-Myers Squibb Co., 0.75%, 11/13/2025	400,000	364,865
Merck & Co., Inc., 2.75%, 02/10/2025	184,000	178,006
Perrigo Finance Unlimited Co., 3.90%, 12/15/2024	435,000	422,359
Royalty Pharma PLC, 1.20%, 09/02/2025	275,000	250,856
Utah Acquisition Sub, Inc., 3.95%, 06/15/2026	200,000	187,389
Viatris, Inc., 2.30%, 06/22/2027	75,000	64,322
		1,467,797

Property & Casualty Insurance–0.03%
Fairfax Financial Holdings Ltd. (Canada), 4.85%, 04/17/2028	100,000	94,442

Regional Banks–0.10%
Truist Financial Corp., 4.00%, 05/01/2025	350,000	336,396

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

13	Invesco Fundamental Alternatives Fund

	Principal Amount	Value
Retail REITs–0.11%
Realty Income Corp., 4.88%, 06/01/2026	$185,000	$180,253
Simon Property Group L.P., 3.30%, 01/15/2026	95,000	89,871
Spirit Realty L.P., 4.45%, 09/15/2026	90,000	85,832
		355,956

Semiconductor Materials & Equipment–0.12%
NXP B.V./NXP Funding LLC/NXP USA, Inc. (China), 2.70%, 05/01/2025	415,000	394,537

Semiconductors–0.06%
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.88%, 01/15/2027	100,000	93,498
Micron Technology, Inc., 4.19%, 02/15/2027	100,000	93,640
		187,138

Specialty Chemicals–0.03%
PPG Industries, Inc., 1.20%, 03/15/2026	100,000	89,754
Steel–0.06%
ArcelorMittal S.A. (Luxembourg), 4.55%, 03/11/2026	200,000	194,846

Technology Distributors–0.03%
Avnet, Inc., 4.63%, 04/15/2026	90,000	86,309

Technology Hardware, Storage & Peripherals–0.07%
Apple, Inc.,
3.25%, 02/23/2026	185,000	177,100
3.20%, 05/11/2027	75,000	70,154
		247,254

Telecom Tower REITs–0.13%
American Tower Corp.,
1.30%, 09/15/2025	200,000	182,838
3.65%, 03/15/2027	135,000	124,364
3.55%, 07/15/2027	135,000	122,847
		430,049

Tobacco–0.20%
Altria Group, Inc., 4.40%, 02/14/2026	200,000	193,491
B.A.T Capital Corp. (United Kingdom), 3.22%, 09/06/2026	200,000	185,286
Philip Morris International, Inc., 4.88%, 02/15/2028	300,000	288,401
		667,178

Trading Companies & Distributors–0.04%
Air Lease Corp., 4.63%, 10/01/2028	135,000	123,938

Transaction & Payment Processing Services–0.06%
Global Payments, Inc., 2.15%, 01/15/2027	145,000	127,472
Western Union Co. (The), 1.35%, 03/15/2026	100,000	89,012
		216,484

	Principal Amount	Value
Wireless Telecommunication Services–0.03%
Sprint Capital Corp., 6.88%, 11/15/2028	$ 95,000	$97,566
Total U.S. Dollar Denominated Bonds & Notes (Cost $26,825,347)		25,030,088

Non-U.S. Dollar Denominated Bonds & Notes–3.79%(h)
Advertising–0.03%
WPP Finance S.A. (United Kingdom), 4.13%, 05/30/2028(i)	EUR 100,000	104,392

Aerospace & Defense–0.09%
Thales S.A. (France), 0.75%, 01/23/2025(i)	EUR 300,000	304,819

Agricultural Products & Services–0.03%
Archer-Daniels-Midland Co., 1.00%, 09/12/2025	EUR 100,000	100,560

Apparel, Accessories & Luxury Goods–0.03%
PVH Corp., 3.13%, 12/15/2027(i)	EUR 100,000	100,211

Automobile Manufacturers–0.23%
BMW Finance N.V. (Germany), 1.00%, 01/21/2025(i)	EUR 100,000	102,374
Mercedes-Benz International Finance B.V. (Germany), 2.00%, 08/22/2026(i)	EUR 70,000	71,094
Nissan Motor Co. Ltd. (Japan), 2.65%, 03/17/2026(i)	EUR 100,000	100,968
RCI Banque S.A. (France), 1.75%, 04/10/2026(i)	EUR 50,000	49,594
Toyota Motor Finance (Netherlands) B.V. (Japan), 0.01%, 02/25/2028(i)	EUR 100,000	89,901
Volkswagen Financial Services AG (Germany),
0.13%, 02/12/2027(i)	EUR 150,000	138,615
2.25%, 10/01/2027(i)	EUR 100,000	99,062
Volkswagen Leasing GmbH (Germany),
1.50%, 06/19/2026(i)	EUR 35,000	34,592
0.38%, 07/20/2026(i)	EUR 75,000	71,764
		757,964

Broadcasting–0.12%
ITV PLC (United Kingdom), 1.38%, 09/26/2026(i)	EUR 200,000	195,129
TDF Infrastructure S.A.S.U. (France), 2.50%, 04/07/2026(i)	EUR 200,000	199,904
		395,033

Building Products–0.03%
Johnson Controls International PLC/Tyco Fire & Security Finance S.C.A., 3.00%, 09/15/2028	EUR 100,000	100,811

Cable & Satellite–0.06%
SES S.A. (Luxembourg), 1.63%, 03/22/2026(i)	EUR 200,000	198,369

Commercial & Residential Mortgage Finance–0.08%
Aareal Bank AG (Germany), 0.50%, 04/07/2027(i)	EUR 300,000	271,470

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

14	Invesco Fundamental Alternatives Fund

	Principal Amount	Value
Construction & Engineering–0.06%
ISS Global A/S (Denmark), 0.88%, 06/18/2026(i)	EUR 100,000	$96,696
Worley US Finance Sub Ltd. (Australia), 0.88%, 06/09/2026(i)	EUR 100,000	96,285
		192,981

Construction Materials–0.02%
Heidelberg Materials Finance Luxembourg S.A. (Germany), 1.63%, 04/07/2026(i)	EUR 70,000	69,990

Diversified Banks–1.12%
Banco Bilbao Vizcaya Argentaria S.A. (Spain), 0.38%, 10/02/2024(i)	EUR 500,000	511,668
Banco Santander S.A. (Spain), 3.13%, 01/19/2027(i)	EUR 100,000	101,755
0.50%, 02/04/2027(i)	EUR 100,000	93,517
Bank of America Corp., 0.58%, 08/24/2028(g)(i)	EUR 100,000	91,940
Bankinter S.A. (Spain), 0.88%, 07/08/2026(i)	EUR 100,000	96,783
Banque Federative du Credit Mutuel S.A. (France),
1.25%, 01/14/2025(i)	EUR 100,000	102,190
2.13%, 09/12/2026(i)	EUR 100,000	99,634
0.63%, 11/19/2027(i)	EUR 100,000	91,260
Belfius Bank S.A. (Belgium), 0.01%, 10/15/2025(i)	EUR 300,000	294,121
BNP Paribas S.A. (France), 1.50%, 11/17/2025(i)	EUR 100,000	100,868
2.88%, 10/01/2026(i)	EUR 200,000	203,066
0.25%, 04/13/2027(g)(i)	EUR 100,000	95,476
BPCE S.A. (France), 0.63%, 09/26/2024(i)	EUR 300,000	307,969
Credit Agricole S.A. (France), 1.38%, 03/13/2025(i)	EUR 300,000	306,245
0.38%, 10/21/2025(i)	EUR 100,000	99,057
ING Groep N.V. (Netherlands), 1.13%, 02/14/2025(i)	EUR 100,000	101,893
Mediobanca Banca di Credito Finanziario S.p.A. (Italy), 0.88%, 01/15/2026(i)	EUR 100,000	98,602
NatWest Group PLC (United Kingdom), 4.07%, 09/06/2028(g)(i)	EUR 125,000	129,509
Nordea Bank Abp (Finland), 1.13%, 02/12/2025(i)	EUR 100,000	102,093
Skandinaviska Enskilda Banken AB (Sweden), 0.75%, 08/09/2027(i)	EUR 300,000	279,662
Standard Chartered PLC (United Kingdom), 0.90%, 07/02/2027(g)(i)	EUR 100,000	95,876
Swedbank AB (Sweden), 0.30%, 05/20/2027(g)(i)	EUR 200,000	190,570
Volkswagen Bank GmbH (Germany), 2.50%, 07/31/2026(i)	EUR 100,000	100,520
		3,694,274

Diversified Capital Markets–0.14%
Deutsche Bank AG (Germany),
2.63%, 02/12/2026(i)	EUR 100,000	101,606
0.75%, 02/17/2027(g)(i)	EUR 100,000	95,858
Macquarie Group Ltd. (Australia), 0.63%, 02/03/2027(i)	EUR 100,000	93,680

	Principal Amount	Value
Diversified Capital Markets–(continued)
UBS Group AG (Switzerland), 0.25%, 11/05/2028(g)(i)	EUR 200,000	$177,097
		468,241

Diversified Chemicals–0.09%
BASF SE (Germany),
0.25%, 06/05/2027(i)	EUR 200,000	187,720
3.13%, 06/29/2028(i)	EUR 100,000	103,280
		291,000

Diversified Financial Services–0.18%
Clearstream Banking AG (Germany), 0.01%, 12/01/2025(i)	EUR 200,000	195,509
JAB Holdings B.V. (Luxembourg), 1.75%, 06/25/2026(i)	EUR 100,000	99,714
LeasePlan Corp. N.V. (Netherlands), 3.50%, 04/09/2025(i)	EUR 294,000	308,405
		603,628

Electric Utilities–0.17%
AusNet Services Holdings Pty. Ltd. (Australia), 1.50%, 02/26/2027(i)	EUR 200,000	193,528
Duke Energy Corp., 3.10%, 06/15/2028	EUR 100,000	100,614
EDP Finance B.V. (Portugal), 1.50%, 11/22/2027(i)	EUR 100,000	96,128
Elenia Verkko OYJ (Finland), 0.38%, 02/06/2027(i)	EUR 200,000	186,798
		577,068

Food Retail–0.03%
ELO SACA (France), 2.88%, 01/29/2026(i)	EUR 100,000	100,685

Gas Utilities–0.03%
2i Rete Gas S.p.A. (Italy), 1.75%, 08/28/2026(i)	EUR 115,000	114,272

Health Care Equipment–0.09%
Becton, Dickinson and Co., 1.90%, 12/15/2026	EUR 100,000	99,617
DH Europe Finance II S.a.r.l., 0.45%, 03/18/2028	EUR 100,000	91,850
Zimmer Biomet Holdings, Inc., 2.43%, 12/13/2026	EUR 100,000	100,949
		292,416

Health Care Services–0.01%
Fresenius Medical Care AG & Co. KGaA (Germany), 0.63%, 11/30/2026(i)	EUR 50,000	46,447

Hotels, Resorts & Cruise Lines–0.03%
InterContinental Hotels Group PLC (United Kingdom), 2.13%, 05/15/2027(i)	EUR 100,000	99,034
Household Appliances–0.03%
Whirlpool Finance Luxembourg S.a.r.l., 1.10%, 11/09/2027	EUR 100,000	94,522
Household Products–0.02%
Procter & Gamble Co. (The), 4.88%, 05/11/2027	EUR 50,000	55,367

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

15	Invesco Fundamental Alternatives Fund

	Principal Amount		Value
Integrated Oil & Gas–0.12%
Eni S.p.A. (Italy), 1.00%, 03/14/2025(i)	EUR	179,000	$181,959
Shell International Finance B.V. (Netherlands), 0.38%, 02/15/2025(i)	EUR	222,000	224,625
			406,584

Investment Banking & Brokerage–0.06%
Goldman Sachs Group, Inc. (The), 0.25%, 01/26/2028(i)	EUR	100,000	89,984
Morgan Stanley, 4.81%, 10/25/2028(g)	EUR	100,000	107,379
			197,363

IT Consulting & Other Services–0.09%
DXC Technology Co., 1.75%, 01/15/2026	EUR	100,000	99,105
International Business Machines Corp., 1.25%, 01/29/2027	EUR	200,000	195,580
			294,685

Multi-line Insurance–0.09%
Metropolitan Life Global Funding I, 4.00%, 04/05/2028(i)	EUR	100,000	105,980
New York Life Global Funding, 0.25%, 01/23/2027(i)	EUR	200,000	189,712
			295,692

Multi-Sector Holdings–0.09%
Berkshire Hathaway, Inc., 1.13%, 03/16/2027	EUR	200,000	194,151
Groupe Bruxelles Lambert N.V. (Belgium), 1.88%, 06/19/2025(i)	EUR	100,000	102,427
			296,578

Office REITs–0.12%
Globalworth Real Estate Investments Ltd. (Poland), 2.95%, 07/29/2026(i)	EUR	100,000	82,149
Inmobiliaria Colonial SOCIMI S.A. (Spain), 1.63%, 11/28/2025(i)	EUR	300,000	302,130
			384,279

Oil & Gas Exploration & Production–0.03%
APA Infrastructure Ltd. (Australia), 2.00%, 03/22/2027(i)	EUR	100,000	97,265

Packaged Foods & Meats–0.06%
General Mills, Inc., 0.13%, 11/15/2025	EUR	100,000	98,213
JDE Peet’s N.V. (Netherlands), 0.01%, 01/16/2026(i)	EUR	100,000	96,556
			194,769

Passenger Airlines–0.04%
easyJet FinCo B.V. (United Kingdom), 1.88%, 03/03/2028(i)	EUR	135,000	125,241

Pharmaceuticals–0.03%
Novartis Finance S.A. (Switzerland), 1.63%, 11/09/2026(i)	EUR	100,000	99,957

Precious Metals & Minerals–0.03%
Anglo American Capital PLC (South Africa), 1.63%, 03/11/2026(i)	EUR	100,000	100,004

	Principal Amount	Value

Rail Transportation–0.04%
Autostrade per l’Italia S.p.A. (Italy), 2.00%, 12/04/2028(i)	EUR 135,000	$124,891

Real Estate Operating Companies–0.03%
CPI Property Group S.A. (Czech Republic), 2.75%, 05/12/2026(i)	EUR 100,000	88,183

Regional Banks–0.04%
SpareBank 1 SMN (Norway), 0.01%, 02/18/2028(i)	EUR 140,000	125,046

Renewable Electricity–0.03%
Southern Power Co., 1.85%, 06/20/2026	EUR 100,000	100,316

Restaurants–0.05%
Sodexo S.A. (France), 0.75%, 04/27/2025(i)	EUR 170,000	171,456

Soft Drinks & Non-alcoholic Beverages–0.03%
CCEP Finance (Ireland) DAC (United Kingdom), 0.01%, 09/06/2025(i)	EUR 100,000	98,436

Telecom Tower REITs–0.03%
American Tower Corp., 1.95%, 05/22/2026	EUR 100,000	99,811

Tobacco–0.03%
Imperial Brands Finance PLC (United Kingdom), 3.38%, 02/26/2026(i)	EUR 100,000	103,906

Transaction & Payment Processing Services–0.03%
Euronet Worldwide, Inc., 1.38%, 05/22/2026	EUR 110,000	105,435
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $14,286,627)		12,543,451

Variable Rate Senior Loan Interests–0.01%(j)(k)

Advertising–0.01%
Checkout Holding Corp., Term Loan, 14.87%, 05/10/2027 (Cost $38,751)	$ 59,773	33,921

	Shares

Preferred Stocks–0.00%

Oil & Gas Storage & Transportation–0.00%
Southcross Energy Partners L.P., Series A, Pfd. (Cost $68,449)(d)	68,466	609

Money Market Funds–27.21%
Invesco Treasury Portfolio, Institutional Class, 5.27%(l)(m) (Cost $90,165,725)	90,165,725	90,165,725
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-87.08% (Cost $278,295,749)		288,558,520

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–1.82%
Invesco Private Government Fund, 5.32%(l)(m)(n)	1,692,553	1,692,553

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

16	Invesco Fundamental Alternatives Fund

	Shares	Value
Money Market Funds–(continued)
Invesco Private Prime Fund, 5.53%(l)(m)(n)	4,353,440	$4,353,875
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $6,046,538)		6,046,428
TOTAL INVESTMENTS IN SECURITIES–88.90% (Cost $284,342,287)		294,604,948
OTHER ASSETS LESS LIABILITIES–11.10%		36,782,604
NET ASSETS–100.00%		$331,387,552

Investment Abbreviations:

EUR Pfd. REIT	– Euro – Preferred – Real Estate Investment Trust

Notes to Consolidated Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at October 31, 2023.
(c)	Non-income producing security.
(d)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(e)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 10.
(f)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(g)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(h)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(i)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2023 was $10,799,171, which represented 3.26% of the Fund’s Net Assets.

(j)

Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with any accuracy. As a result, the actual remaining maturity maybe substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.

(k)

Variable rate senior loan interests are, at present, not readily marketable, not registered under the 1933 Act and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the Secured Overnight Financing Rate (“SOFR”), on set dates, typically every 30 days, but not greater than one year, and/or have interest rates that float at margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(l)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2023.

	Value October 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value October 31, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Treasury Portfolio, Institutional Class	$ 96,450,226	$89,818,536	$(96,103,037)	$ -	$ -	$90,165,725	$4,465,717
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	3,757,237	56,186,860	(58,251,544)	-	-	1,692,553	115,824	*
Invesco Private Prime Fund	9,659,107	119,241,974	(124,547,097)	(583)	474	4,353,875	309,098	*
Total	$109,866,570	$265,247,370	$(278,901,678)	$(583)	$474	$96,212,153	$4,890,639

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Consolidated Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(m)	The rate shown is the 7-day SEC standardized yield as of October 31, 2023.
(n)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1K.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

17	Invesco Fundamental Alternatives Fund

Open Futures Contracts(a)

Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)

Commodity Risk

Brent Crude	9	December-2023	$760,050	$(31,381)	$(31,381)
Cotton No. 2	4	December-2023	162,440	(15,036)	(15,036)
Gasoline Reformulated Blendstock Oxygenate Blending	8	November-2023	745,013	7,192	7,192
LME Primary Aluminum	3	December-2023	168,536	(19,788)	(19,788)
Low Sulphur Gas Oil	7	December-2023	595,525	14,193	14,193
New York Harbor Ultra-Low Sulfur Diesel	7	November-2023	855,540	7,844	7,844
Soybean	3	July-2024	201,900	4,983	4,983
WTI Crude	8	December-2023	644,000	(43,400)	(43,400)
Subtotal				(75,393)	(75,393)

Equity Risk
FTSE 100 Index	29	December-2023	2,582,976	(75,096)	(75,096)
Tokyo Stock Price Index	33	December-2023	4,907,274	(225,897)	(225,897)
Subtotal				(300,993)	(300,993)

Interest Rate Risk
U.S. Treasury 5 Year Notes	161	December-2023	16,820,727	(265,696)	(265,696)
Subtotal–Long Futures Contracts				(642,082)	(642,082)

Short Futures Contracts

Commodity Risk
Coffee ’C’	11	December-2023	(690,113)	(58,821)	(58,821)
Corn	31	December-2023	(742,063)	7,579	7,579
Gold 100 Oz.	14	December-2023	(2,792,020)	(8,120)	(8,120)
Lean Hogs	5	December-2023	(143,450)	17,368	17,368
Live Cattle	3	December-2023	(220,260)	(17,543)	(17,543)
Natural Gas	28	November-2023	(1,001,000)	(4,999)	(4,999)
Silver	13	December-2023	(1,491,880)	(12,500)	(12,500)
Soybean Oil	6	December-2023	(185,112)	20,258	20,258
Wheat	35	December-2023	(973,437)	93,023	93,023
Subtotal				36,245	36,245

Equity Risk
E-Mini Russell 2000 Index	10	December-2023	(834,200)	50,419	50,419
E-Mini S&P 500 Index	249	December-2023	(52,442,513)	3,551,004	3,551,004
MSCI Emerging Markets Index	9	December-2023	(413,640)	29,744	29,744
Subtotal				3,631,167	3,631,167

Interest Rate Risk
Australia 10 Year Bonds	53	December-2023	(3,639,245)	224,644	224,644
Canada 10 Year Bonds	63	December-2023	(5,221,266)	82,696	82,696
Euro-Bobl	40	December-2023	(4,921,859)	41,841	41,841
Euro-Bund	22	December-2023	(3,002,656)	49,547	49,547
Euro-Schatz	27	December-2023	(3,004,714)	7,959	7,959
Japan 10 year Bonds	4	December-2023	(3,793,502)	25,334	25,334
Long Gilt	52	December-2023	(5,888,025)	42,551	42,551
U.S. Treasury 2 Year Notes	19	December-2023	(3,846,016)	(3,000)	(3,000)
U.S. Treasury Long Bonds	35	December-2023	(3,830,312)	346,495	346,495
Subtotal				818,067	818,067
Subtotal–Short Futures Contracts				4,485,479	4,485,479
Total Futures Contracts				$3,843,397	$3,843,397

(a)	Futures contracts collateralized by $866,567 cash held with Merrill Lynch International, the futures commission merchant.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

18	Invesco Fundamental Alternatives Fund

Open Forward Foreign Currency Contracts
Settlement Date		Contract to		Unrealized Appreciation (Depreciation)
	Counterparty	Deliver	Receive
Currency Risk
11/10/2023	Barclays Bank PLC	USD 37,898	EUR 36,000	$ 205
11/10/2023	BNP Paribas S.A.	EUR 27,810	USD 30,178	743
11/10/2023	Citibank, N.A.	EUR 35,000	USD 37,905	859
11/10/2023	Deutsche Bank AG	EUR 185,000	USD 203,480	7,669
11/10/2023	J.P. Morgan Chase Bank, N.A.	EUR 74,244	USD 81,286	2,703
11/10/2023	J.P. Morgan Chase Bank, N.A.	USD 15,835	EUR 15,000	42
11/10/2023	Merrill Lynch International	EUR 11,683,000	USD 12,851,336	485,644
11/10/2023	Royal Bank Of Scotland PLC	USD 35,912	EUR 34,000	75
Subtotal–Appreciation				497,940

Currency Risk
11/10/2023	BNP Paribas S.A.	USD 39,347	EUR 36,000	(1,243)
11/10/2023	J.P. Morgan Chase Bank, N.A.	USD 49,863	EUR 47,000	(117)
11/10/2023	Merrill Lynch International	EUR 40,000	USD 42,244	(93)
11/10/2023	Merrill Lynch International	USD 31,110	EUR 29,000	(416)
11/10/2023	Royal Bank Of Scotland PLC	EUR 29,793	USD 31,372	(161)
Subtotal–Depreciation				(2,030)
Total Forward Foreign Currency Contracts				$495,910

Open Centrally Cleared Credit Default Swap Agreements(a)
Reference Entity	Buy/Sell Protection	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Implied Credit Spread(b)	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Credit Risk
Markit CDX North America High Yield Index, Series 39, Version 2	Sell	5.00%	Quarterly	12/20/2027	4.740%	USD 2,257,200	$45,369	$16,285	$(29,084)

(a)	Centrally cleared swap agreements collateralized by $180,185 cash held with Citigroup Global Markets, Inc..
(b)

Implied credit spreads represent the current level, as of October 31, 2023, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Open Over-The-Counter Total Return Swap Agreements(a)
Counterparty	Pay/ Receive	Reference Entity(b)	Fixed Rate	Payment Frequency	Number of Contracts	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Commodity Risk
Cargill, Inc.	Receive	Cargill Single Commodity Index	0.41%	Monthly	700	June–2024	USD	260,642	$–	$ 3,412	$3,412
Merrill Lynch International	Receive	Merrill Lynch Soybean Meal Index	0.25	Monthly	120	June–2024	USD	115,020	–	0	0
Subtotal – Appreciation									–	3,412	3,412
Commodity Risk
Canadian Imperial Bank of Commerce	Pay	Canadian Imperial Bank of Commerce LME Copper Standard Roll Excess Return Index	0.06	Monthly	230	October–2024	USD	104,500	–	(1,132)	(1,132)
Total – Total Return Swap Agreements									$–	$ 2,280	$2,280

(a)	The Fund receives or pays payments based on any positive or negative return on the Reference Entity, respectively.
(b)	The Reference Entity Components table below includes additional information regarding the underlying components of certain reference entities that are not publicly available.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

19	Invesco Fundamental Alternatives Fund

Reference Entity Components
Reference Entity	Underlying Components	Percentage
Cargill Single Commodity Index

	Long Futures Contracts

	Sugar	100%

Merrill Lynch Soybean Meal Index

	Long Futures Contracts

	Soybean Meal	100%

Canadian Imperial Bank of Commerce LME Copper Standard Roll Excess Return Index

	Long Futures Contracts

	Copper	100%

Abbreviations:

EUR –Euro
USD –U.S. Dollar

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

20	Invesco Fundamental Alternatives Fund

Consolidated Statement of Assets and Liabilities

October 31, 2023

Assets:
Investments in unaffiliated securities, at value (Cost $188,130,024)*	$198,392,795
Investments in affiliated money market funds, at value (Cost $96,212,263)	96,212,153
Other investments:
Variation margin receivable – non-LME futures contracts	8,381,796
Swaps receivable – OTC	13,290
Unrealized appreciation on swap agreements – OTC	3,412
Unrealized appreciation on forward foreign currency contracts outstanding	497,940
Deposits with brokers:
Cash collateral – exchange-traded futures contracts	866,567
Cash collateral – centrally cleared swap agreements	180,185
Cash	32,384,108
Foreign currencies, at value (Cost $7,317)	7,310
Receivable for:
Investments sold	147,984
Fund shares sold	20,502
Dividends	636,977
Interest	572,737
Investment for trustee deferred compensation and retirement plans	100,935
Other assets	43,360
Total assets	338,462,051

Liabilities:
Other investments:
Variation margin payable – centrally cleared swap agreements	332,244
Unrealized depreciation on forward foreign currency contracts outstanding	2,030
Swaps payable – OTC	103
Unrealized depreciation on LME futures contracts	19,788
Unrealized depreciation on swap agreements–OTC	1,132
Payable for:
Investments purchased	97,507
Fund shares reacquired	167,256
Collateral upon return of securities loaned	6,046,538
Accrued fees to affiliates	178,963
Accrued trustees’ and officers’ fees and benefits	223
Accrued other operating expenses	83,452
Trustee deferred compensation and retirement plans	145,263
Total liabilities	7,074,499
Net assets applicable to shares outstanding	$331,387,552

Net assets consist of:
Shares of beneficial interest	$307,105,204

Distributable earnings	24,282,348

$331,387,552

Net Assets:
Class A	$276,077,871

Class C	$10,842,439

Class R	$10,485,121

Class Y	$31,447,012

Class R5	$9,372

Class R6	$2,525,737

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	11,247,066

Class C	508,282

Class R	450,102

Class Y	1,245,668

Class R5	380

Class R6	99,351

Class A:
Net asset value per share	$24.55

Maximum offering price per share (Net asset value of $24.55 ÷ 94.50%)	$25.98

Class C:
Net asset value and offering price per share	$21.33

Class R:
Net asset value and offering price per share	$23.29

Class Y:
Net asset value and offering price per share	$25.25

Class R5:
Net asset value and offering price per share	$24.66

Class R6:
Net asset value and offering price per share	$25.42

*	At October 31, 2023, securities with an aggregate value of $5,955,680 were on loan to brokers.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

21	Invesco Fundamental Alternatives Fund

Consolidated Statement of Operations

For the year ended October 31, 2023

Investment income:
Interest	$1,900,919

Dividends (net of foreign withholding taxes of $968)	2,275,861

Dividends from affiliated money market funds (includes net securities lending income of $23,208)	4,488,925

Other income	6,408

Total investment income	8,672,113

Expenses:
Advisory fees	2,966,149

Administrative services fees	50,730

Custodian fees	44,976

Distribution fees:
Class A	725,093

Class C	122,957

Class R	52,938

Transfer agent fees – A, C, R and Y	660,411

Transfer agent fees – R5	4

Transfer agent fees – R6	824

Trustees’ and officers’ fees and benefits	24,068

Registration and filing fees	82,927

Reports to shareholders	52,157

Professional services fees	67,067

Other	17,061

Total expenses	4,867,362

Less: Fees waived and/or expense offset arrangement(s)	(148,136)

Net expenses	4,719,226

Net investment income	3,952,887

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	14,432,894

Affiliated investment securities	474

Foreign currencies	76,516

Forward foreign currency contracts	(531,883)

Futures contracts	(9,078,349)

Swap agreements	(191,460)

4,708,192

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(5,595,139)

Affiliated investment securities	(583)

Foreign currencies	(7,853)

Forward foreign currency contracts	(121,111)

Futures contracts	3,351,213

Swap agreements	(123,805)

(2,497,278)

Net realized and unrealized gain	2,210,914

Net increase in net assets resulting from operations	$6,163,801

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

22	Invesco Fundamental Alternatives Fund

Consolidated Statement of Changes in Net Assets

For the years ended October 31, 2023 and 2022

	2023	2022

Operations:
Net investment income (loss)	$3,952,887	$(764,127)

Net realized gain	4,708,192	19,079,317

Change in net unrealized appreciation (depreciation)	(2,497,278)	(48,527,205)

Net increase (decrease) in net assets resulting from operations	6,163,801	(30,212,015)

Distributions to shareholders from distributable earnings:
Class A	(7,437,551)	(10,053,694)

Class C	(382,548)	(437,899)

Class R	(279,243)	(337,935)

Class Y	(1,191,849)	(3,063,993)

Class R5	(235)	(334)

Class R6	(79,119)	(200,601)

Total distributions from distributable earnings	(9,370,545)	(14,094,456)

Share transactions–net:
Class A	(26,336,193)	(25,043,386)

Class C	(2,814,387)	(3,772,748)

Class R	(115,402)	(864,204)

Class Y	(21,575,654)	(42,113,326)

Class R5	–	100

Class R6	(1,116,764)	(2,569,837)

Net increase (decrease) in net assets resulting from share transactions	(51,958,400)	(74,363,401)

Net increase (decrease) in net assets	(55,165,144)	(118,669,872)

Net assets:
Beginning of year	386,552,696	505,222,568

End of year	$331,387,552	$386,552,696

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

23	Invesco Fundamental Alternatives Fund

Consolidated Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(c)		Supplemental ratio of expenses to average net assets with fee waivers (excluding interest, facilities and maintenance fees)		Ratio of net investment income (loss) to average net assets	Portfolio turnover (d)
Class A
Year ended 10/31/23	$24.75	$0.27	$0.15	$0.42	$ –	$(0.62)	$(0.62)	$24.55	1.71%	$276,078	1.33%		1.37%		1.33%		1.11%	61%
Year ended 10/31/22	27.26	(0.05)	(1.69)	(1.74)	(0.77)	–	(0.77)	24.75	(6.60)	304,850	1.33		1.34		1.33		(0.20)	29
Year ended 10/31/21	26.50	(0.08)	1.35	1.27	(0.51)	–	(0.51)	27.26	4.84	362,634	1.32		1.38		1.32		(0.27)	74
Year ended 10/31/20	26.83	0.28	(0.07)	0.21	(0.54)	–	(0.54)	26.50	0.77	386,680	1.56		1.61		1.52		1.07	223
Year ended 10/31/19	27.42	0.69	(0.82)	(0.13)	(0.46)	–	(0.46)	26.83	(0.45)	441,060	1.64		1.71		1.38		2.59	289
Class C
Year ended 10/31/23	21.75	0.08	0.12	0.20	–	(0.62)	(0.62)	21.33	0.92	10,842	2.08		2.12		2.08		0.36	61
Year ended 10/31/22	24.02	(0.21)	(1.50)	(1.71)	(0.56)	–	(0.56)	21.75	(7.32)	13,916	2.08		2.09		2.08		(0.95)	29
Year ended 10/31/21	23.36	(0.25)	1.21	0.96	(0.30)	–	(0.30)	24.02	4.11	19,401	2.08		2.13		2.08		(1.03)	74
Year ended 10/31/20	23.60	0.07	(0.07)	0.00	(0.24)	–	(0.24)	23.36	0.00	27,495	2.33		2.35		2.28		0.30	223
Year ended 10/31/19	24.17	0.43	(0.74)	(0.31)	(0.26)	–	(0.26)	23.60	(1.25)	38,860	2.42		2.47		2.14		1.81	289
Class R
Year ended 10/31/23	23.57	0.20	0.14	0.34	–	(0.62)	(0.62)	23.29	1.45	10,485	1.58		1.62		1.58		0.86	61
Year ended 10/31/22	26.00	(0.11)	(1.62)	(1.73)	(0.70)	–	(0.70)	23.57	(6.87)	10,728	1.58		1.59		1.58		(0.45)	29
Year ended 10/31/21	25.29	(0.14)	1.29	1.15	(0.44)	–	(0.44)	26.00	4.58	12,755	1.58		1.63		1.58		(0.53)	74
Year ended 10/31/20	25.60	0.21	(0.07)	0.14	(0.45)	–	(0.45)	25.29	0.51	13,867	1.82		1.86		1.78		0.81	223
Year ended 10/31/19	26.18	0.59	(0.78)	(0.19)	(0.39)	–	(0.39)	25.60	(0.70)	16,296	1.91		1.97		1.64		2.33	289
Class Y
Year ended 10/31/23	25.37	0.34	0.16	0.50	–	(0.62)	(0.62)	25.25	1.99	31,447	1.08		1.12		1.08		1.36	61
Year ended 10/31/22	27.94	0.02	(1.75)	(1.73)	(0.84)	–	(0.84)	25.37	(6.41)	53,389	1.08		1.09		1.08		0.05	29
Year ended 10/31/21	27.14	(0.01)	1.39	1.38	(0.58)	–	(0.58)	27.94	5.14	103,680	1.07		1.13		1.07		(0.02)	74
Year ended 10/31/20	27.47	0.36	(0.08)	0.28	(0.61)	–	(0.61)	27.14	1.00	165,217	1.31		1.35		1.27		1.32	223
Year ended 10/31/19	28.07	0.77	(0.84)	(0.07)	(0.53)	–	(0.53)	27.47	(0.22)	266,741	1.41		1.47		1.14		2.82	289
Class R5
Year ended 10/31/23	24.76	0.37	0.15	0.52	–	(0.62)	(0.62)	24.66	2.12	9	0.93		0.96		0.93		1.51	61
Year ended 10/31/22	27.29	0.05	(1.69)	(1.64)	(0.89)	–	(0.89)	24.76	(6.25)	9	0.93		0.94		0.93		0.20	29
Year ended 10/31/21	26.55	0.03	1.35	1.38	(0.64)	–	(0.64)	27.29	5.24	10	0.91		0.92		0.91		0.14	74
Year ended 10/31/20	26.87	0.39	(0.05)	0.34	(0.66)	–	(0.66)	26.55	1.23	10	1.14		1.15		1.10		1.49	223
Period ended 10/31/19(e)	26.56	0.35	(0.04)	0.31	–	–	–	26.87	1.17	10	1.25	(f)	1.35	(f)	1.02	(f)	2.97 (f)	289
Class R6
Year ended 10/31/23	25.51	0.38	0.15	0.53	–	(0.62)	(0.62)	25.42	2.10	2,526	0.93		0.96		0.93		1.51	61
Year ended 10/31/22	28.09	0.06	(1.75)	(1.69)	(0.89)	–	(0.89)	25.51	(6.25)	3,660	0.93		0.94		0.93		0.20	29
Year ended 10/31/21	27.27	0.04	1.42	1.46	(0.64)	–	(0.64)	28.09	5.40	6,743	0.90		0.92		0.90		0.15	74
Year ended 10/31/20	27.60	0.41	(0.08)	0.33	(0.66)	–	(0.66)	27.27	1.19	215,374	1.12		1.14		1.08		1.51	223
Year ended 10/31/19	28.21	0.82	(0.86)	(0.04)	(0.57)	–	(0.57)	27.60	(0.08)	175,917	1.23		1.29		0.96		3.00	289

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Does not include indirect expenses from affiliated fund fees and expenses of 0.02% and 0.01% for the years ended October 31, 2020 and 2019, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Commencement date after the close of business on May 24, 2019.
(f)	Annualized.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

24	Invesco Fundamental Alternatives Fund

Notes to Consolidated Financial Statements

October 31, 2023

NOTE 1–Significant Accounting Policies

Invesco Fundamental Alternatives Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these consolidated financial statements pertains only to the Fund and the Invesco Fundamental Alternatives Fund (Cayman) Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund will seek to gain exposure to commodity-linked derivatives primarily through investments in the Subsidiary. The Subsidiary was organized by the Fund to invest in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts), and certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. The Fund may invest up to 25% of its total assets in the Subsidiary.

The Fund’s investment objective is to seek total return.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the

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inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Consolidated Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Consolidated Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider,as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the consolidated financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The financial statements are prepared on a consolidated basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. The accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. All inter-company accounts and transactions have been eliminated in consolidation.

In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust, and under the Subsidiary’s organizational documents, the directors and officers of the Subsidiary, are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund and/or the Subsidiary, respectively. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Purchased on a When-Issued and Delayed Delivery Basis – The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

J.	Structured Securities – The Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by

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reference to changes in the value of underlying securities, currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most structured securities are fixed-income securities that have maturities of three years or less. Structured securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument.

Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instruments. In addition to the credit risk of structured securities and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Changes in the daily value of structured securities are recorded as unrealized gains (losses) in the Consolidated Statement of Operations. When the structured securities mature or are sold, the Fund recognizes a realized gain (loss) on the Consolidated Statement of Operations.

K.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Consolidated Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Consolidated Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Consolidated Statement of Assets and Liabilities.

The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended October 31, 2023, the Fund paid the Adviser $1,083 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Consolidated Statement of Operations.

L.

Securities Sold Short – The Fund may enter into short sales of securities which it concurrently holds (against the box) or for which it holds no corresponding position (naked). Securities sold short represent a liability of the Fund to acquire specific securities at prevailing market prices at a future date in order to satisfy the obligation to deliver the securities sold. The liability is recorded on the books of the Fund at the market value of the common stock determined each day in accordance with the procedures for security valuations. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates.

The Fund is required to segregate cash or securities as collateral in margin accounts at a level that is equal to the obligation to the broker who delivered such securities to the buyer on behalf of the Fund. The Short stock rebate, if any, presented in the Consolidated Statement of Operations represents the net income earned on short sale proceeds held on deposit with the broker and margin interest earned or incurred on short sale transactions. Margin interest is the income earned (or expense incurred) as a result of the market value of securities sold short being less than (or greater than) the proceeds received from the short sales.

M.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Consolidated Statement of Operations.

N.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.

O.

Futures Contracts – The Fund may enter into futures contracts to equitize the Fund’s cash holdings or to manage exposure to interest rate, equity, commodity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying instrument or asset. Initial margin deposits

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required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.
P.

Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, volatility, variance, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, equity, currency, commodity or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s net asset value (“NAV”) per share over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, volatility, variance, index and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index, such as the Consumer Price Index, over the term of the swap, and the other party pays a compounded fixed rate.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund will initially enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Consolidated Schedule of Investments and cash deposited is recorded on the Consolidated Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities until the centrally cleared swap is terminated, at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

A volatility swap involves an exchange between the Fund and a Counterparty of periodic payments based on the measured volatility of an underlying security, currency, commodity, interest rate, index or other reference asset over a specified time frame. Depending on the structure of the swap, either the Fund’s or the Counterparty’s payment obligation will typically be based on the realized volatility of the reference asset as measured by changes in its price or level over a specified time period, while the other party’s payment obligation will be based on a specified rate representing expected volatility for the reference asset at the time the swap is executed, or the measured volatility of a different reference asset over a specified time period. The Fund will typically make or lose money on a volatility swap depending on the magnitude of the reference asset’s volatility, or size of the movements in its price, over a specified time period, rather than general increases or decreases in the price of the reference asset. Volatility swaps are often used to speculate on future volatility levels, to trade the spread between realized and expected volatility, or to decrease the volatility exposure of other investments held by the Fund. Variance swaps are similar to volatility swaps, except payments are based on the difference between the implied and measured volatility mathematically squared.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain

28	Invesco Fundamental Alternatives Fund

(loss) on the Consolidated Statement of Operations. Cash held as collateral is recorded as deposits with brokers on the Consolidated Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate, the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations, which could result in the Fund accruing additional expenses. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) includes credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the Counterparty. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of October 31, 2023, if any, for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Q.

Bank Loan Risk – Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated interdealer or interbank resale market. Such a market may therefore be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may impair the Fund’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Fund. As a result, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. Similar to other asset classes, bank loan funds may be exposed to counterparty credit risk, or the risk than an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund seeks to manage counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

R.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

S.

Collateral –To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.

T.

Other Risks – Increases in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal redemptions by shareholders, which could potentially increase the Fund’s portfolio turnover rate and transaction costs.

Policy changes by the U.S. government or its regulatory agencies and political events within the U.S. and abroad may, among other things, affect investor and consumer confidence and increase volatility in the financial markets, perhaps suddenly and to a significant degree, which may adversely impact the Fund’s operations, universe of potential investment options, and return potential.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate*
First $1 billion	0.850%
Next $ 500 million	0.800%
Next $ 500 million	0.750%
Next $ 500 million	0.700%
Next $ 500 million	0.650%
Next $ 500 million	0.600%
Next $ 500 million	0.550%
Over $4 billion	0.500%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended October 31, 2023, the effective advisory fee rate incurred by the Fund was 0.84%.

The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays an advisory fee to the Adviser based on the annual rate of the Subsidiary’s average daily net assets as set forth in the table above.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

Effective July 1, 2023, the Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the “boundary limits”). Prior to July 1, 2023, the same boundary limits were in effect with an expiration date of June 30, 2023. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of the Fund directly, but are fees and expenses, including management fees, of the

29	Invesco Fundamental Alternatives Fund

investment companies in which the Fund invests. As a result, the total annual fund operating expenses after fee waiver and/or expense reimbursement may exceed the boundary limits above. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.

Further, the Adviser has contractually agreed, through at least June 30, 2025, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended October 31, 2023, the Adviser waived advisory fees of $113,958.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2023, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2023, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2023, expenses incurred under the Plans are shown in the Consolidated Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2023, IDI advised the Fund that IDI retained $21,716 in front-end sales commissions from the sale of Class A shares and $196 and $1,220 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of October 31, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks & Other Equity Interests	$114,813,302	$–	$22	$114,813,324

U.S. Treasury Securities	–	45,971,402	–	45,971,402

U.S. Dollar Denominated Bonds & Notes	–	25,030,088	–	25,030,088

Non-U.S. Dollar Denominated Bonds & Notes	–	12,543,451	–	12,543,451

Variable Rate Senior Loan Interests	–	33,921	–	33,921

Preferred Stocks	–	–	609	609

Money Market Funds	90,165,725	6,046,428	–	96,212,153

Total Investments in Securities	204,979,027	89,625,290	631	294,604,948

Other Investments - Assets*

Futures Contracts	4,624,674	–	–	4,624,674

Forward Foreign Currency Contracts	–	497,940	–	497,940

Swap Agreements	–	3,412	–	3,412

	4,624,674	501,352	–	5,126,026

30	Invesco Fundamental Alternatives Fund

	Level 1	Level 2	Level 3	Total

Other Investments - Liabilities*

Futures Contracts	$(781,277)	$–	$–	$(781,277)

Forward Foreign Currency Contracts	–	(2,030)	–	(2,030)

Swap Agreements	–	(30,216)	–	(30,216)

	(781,277)	(32,246)	–	(813,523)

Total Other Investments	3,843,397	469,106	–	4,312,503

Total Investments	$208,822,424	$90,094,396	$631	$298,917,451

*	Forward foreign currency contracts, futures contracts and swap agreements are valued at unrealized appreciation (depreciation).

NOTE 4–Derivative Investments

The Fund may enter into an ISDA Master Agreement under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Consolidated Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2023:

	Value

Derivative Assets	Commodity Risk		Currency Risk	Equity Risk	Interest Rate Risk	Total

Unrealized appreciation on futures contracts –Exchange-Traded(a)	$172,440		$–	$3,631,167	$821,067	$4,624,674

Unrealized appreciation on forward foreign currency contracts outstanding	–		497,940	–	–	497,940

Unrealized appreciation on swap agreements – OTC	3,412		–	–	–	3,412

Total Derivative Assets	175,852		497,940	3,631,167	821,067	5,126,026

Derivatives not subject to master netting agreements	(172,440)		–	(3,631,167)	(821,067)	(4,624,674)

Total Derivative Assets subject to master netting agreements	$3,412		$497,940	$–	$–	$501,352

	Value

Derivative Liabilities	Commodity Risk	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total

Unrealized depreciation on futures contracts –Exchange-Traded(a)	$(211,588)	$–	$–	$(300,993)	$(268,696)	$(781,277)

Unrealized depreciation on swap agreements – Centrally Cleared(a)	–	(29,084)	–	–	–	(29,084)

Unrealized depreciation on forward foreign currency contracts outstanding	–	–	(2,030)	–	–	(2,030)

Unrealized depreciation on swap agreements – OTC	(1,132)	–	–	–	–	(1,132)

Total Derivative Liabilities	(212,720)	(29,084)	(2,030)	(300,993)	(268,696)	(813,523)

Derivatives not subject to master netting agreements	211,588	29,084	–	300,993	268,696	810,361

Total Derivative Liabilities subject to master netting agreements	$(1,132)	$–	$(2,030)	$–	$–	$(3,162)

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Consolidated Statement of Assets and Liabilities.

31	Invesco Fundamental Alternatives Fund

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of October 31, 2023.

	Financial Derivative Assets			Financial Derivative Liabilities				Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Swap Agreements	Total Assets	Forward Foreign Currency Contracts	Swap Agreements	Total Liabilities	Net Value of Derivatives	Non-Cash	Cash	Net Amount(a)

Fund

Barclays Bank PLC	$205	$–	$205	$–	$–	$–	$205	$–	$–	$205

BNP Paribas S.A.	743	–	743	(1,243)	–	(1,243)	(500)	–	–	(500)

Citibank, N.A.	859	–	859	–	–	–	859	–	–	859

Deutsche Bank AG	7,669	–	7,669	–	–	–	7,669	–	–	7,669

J.P. Morgan Chase Bank, N.A.	2,745	–	2,745	(117)	–	(117)	2,628	–	–	2,628

Merrill Lynch International	485,644	–	485,644	(509)	–	(509)	485,135	–	–	485,135

Royal Bank Of Scotland PLC	75	–	75	(161)	–	(161)	(86)	–	–	(86)

Subtotal –Fund	497,940	–	497,940	(2,030)	–	(2,030)	495,910	–	–	495,910

Subsidiary

Canadian Imperial Bank of Commerce	–	–	–	–	(1,137)	(1,137)	(1,137)	–	–	(1,137)

Cargill, Inc.	–	3,412	3,412	–	(75)	(75)	3,337	–	–	3,337

Merrill Lynch International	–	13,290	13,290	–	(23)	(23)	13,267	–	–	13,267

Subtotal –Subsidiary	–	16,702	16,702	–	(1,235)	(1,235)	15,467	–	–	15,467

Total	$497,940	$16,702	$514,642	$(2,030)	$(1,235)	$(3,265)	$511,377	$–	$–	$511,377

(a)	The Fund and the Subsidiary are recognized as separate legal entities and as such are subject to separate netting arrangements with the Counterparty.

Effect of Derivative Investments for the year ended October 31, 2023

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Consolidated Statement of Operations

	Commodity Risk	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total

Realized Gain (Loss): Forward foreign currency contracts	$–	$–	$(531,883)	$–	$–	$(531,883)

Futures contracts	(1,536,964)	–	–	(4,405,790)	(3,135,595)	(9,078,349)

Swap agreements	(544,407)	352,947	–	–	–	(191,460)

Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	–	–	(121,111)	–	–	(121,111)

Futures contracts	(1,121,038)	–	–	1,904,130	2,568,121	3,351,213

Swap agreements	2,303	(126,108)	–	–	–	(123,805)

Total	$(3,200,106)	$226,839	$(652,994)	$(2,501,660)	$(567,474)	$(6,695,395)

The table below summarizes the average notional value of derivatives held during the period.

	Forward Foreign Currency Contracts	Futures Contracts	Swap Agreements

Average notional value	$14,325,969	$146,412,353	$4,894,657

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2023, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $34,178.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under

32	Invesco Fundamental Alternatives Fund

such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2023 and 2022:

	2023	2022

Ordinary income*	$–	$14,046,440

Long-term capital gain	9,370,545	48,016

Total distributions	$9,370,545	$14,094,456

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2023

Undistributed ordinary income	$2,711,927

Undistributed long-term capital gain	11,786,264

Net unrealized appreciation –investments	9,920,936

Net unrealized appreciation –foreign currencies	5,676

Temporary book/tax differences	(142,455)

Shares of beneficial interest	307,105,204

Total net assets	$331,387,552

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to derivative instruments.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of October 31, 2023.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2023 was $115,951,705 and $157,762,932, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$20,420,617

Aggregate unrealized (depreciation) of investments	(10,499,681)

Net unrealized appreciation of investments	$9,920,936

Cost of investments for tax purposes is $288,996,515.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and income from the subsidiary, on October 31, 2023, undistributed net investment income was decreased by $1,235,605, undistributed net realized gain was increased by $4,301,535 and shares of beneficial interest was decreased by $3,065,930. This reclassification had no effect on the net assets of the Fund.

33	Invesco Fundamental Alternatives Fund

NOTE 11–Share Information

	Summary of Share Activity

	Year ended		Year ended
	October 31, 2023(a)		October 31, 2022
	Shares	Amount	Shares	Amount

Sold:
Class A	343,662	$8,401,076	395,352	$10,205,406

Class C	57,318	1,222,239	60,433	1,373,972

Class R	49,188	1,145,235	61,564	1,522,679

Class Y	114,767	2,883,235	295,017	7,871,209

Class R5	-	-	3	100

Class R6	12,156	308,104	34,256	914,617

Issued as reinvestment of dividends:
Class A	290,320	7,051,867	354,615	9,471,770

Class C	17,410	369,953	17,796	420,343

Class R	12,058	278,537	13,155	335,466

Class Y	39,960	996,195	92,274	2,520,915

Class R6	2,477	62,103	5,510	151,127

Automatic conversion of Class C shares to Class A shares:
Class A	79,381	1,936,644	91,844	2,343,122

Class C	(90,968)	(1,936,644)	(104,243)	(2,343,122)

Reacquired:
Class A	(1,784,801)	(43,725,780)	(1,823,686)	(47,063,684)

Class C	(115,424)	(2,469,935)	(141,872)	(3,223,941)

Class R	(66,214)	(1,539,174)	(110,177)	(2,722,349)

Class Y	(1,013,263)	(25,455,084)	(1,994,015)	(52,505,450)

Class R6	(58,769)	(1,486,971)	(136,328)	(3,635,581)

Net increase (decrease) in share activity	(2,110,742)	$(51,958,400)	(2,888,502)	$(74,363,401)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 10% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

34	Invesco Fundamental Alternatives Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco Fundamental Alternatives Fund

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Invesco Fundamental Alternatives Fund and its subsidiary (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), referred to hereafter as the “Fund”) as of October 31, 2023, the related consolidated statement of operations for the year ended October 31, 2023, the consolidated statement of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the consolidated financial highlights for each of the periods indicated therein (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2023 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian, transfer agent, brokers, agent banks, and portfolio company investees; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas
December 21, 2023

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

35	Invesco Fundamental Alternatives Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2023 through October 31, 2023.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/23)	Expenses Paid During Period[2]	Annualized Expense Ratio

Class A	$1,000.00	$1,006.20	$6.78	$1,018.45	$6.82	1.34%
Class C	1,000.00	1,002.30	10.55	1,014.67	10.61	2.09
Class R	1,000.00	1,004.80	8.03	1,017.19	8.08	1.59
Class Y	1,000.00	1,007.60	5.52	1,019.71	5.55	1.09
Class R5	1,000.00	1,008.20	4.76	1,020.47	4.79	0.94
Class R6	1,000.00	1,007.90	4.76	1,020.47	4.79	0.94

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2023 through October 31, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

36	Invesco Fundamental Alternatives Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 13, 2023, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Fundamental Alternatives Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC, Invesco Asset Management (India) Private Limited and OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2023. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees, that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the annual review process for the Invesco Funds’ investment advisory and sub-advisory contracts. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

    As part of the contract renewal process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior

Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 2, 2023 and June 13, 2023, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel. Also, as part of the contract renewal process, the independent Trustees reviewed and considered information provided in response to follow-up requests for information submitted by the independent Trustees to management. The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer.

    The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 13, 2023.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board considered recent senior management changes at Invesco and Invesco Advisers, including the appointment of new Co-Heads of Investments, that had been presented to and discussed with the Board. The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology used to manage such risks. The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

    The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

    The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2022 to the performance of funds in the Broadridge performance universe and against the HFRX Global Hedge Fund Index (Index). The Board noted that performance of Class A shares of the Fund was in the fourth quintile of its performance universe for the one year period and the fifth quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below

37	Invesco Fundamental Alternatives Fund

the performance of the Index for the one, three and five year periods. The Board considered that the Fund was created in connection with Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the “Transaction”) and that the Fund’s performance prior to the closing of the Transaction on May 24, 2019 is that of its predecessor fund. The Board considered that certain factor exposures and headwinds posed by elevated short-term volatility detracted from Fund performance. The Board also considered that the Fund underwent portfolio management and corresponding investment strategy changes in 2020, and that performance results prior to such date were those of the prior portfolio management team. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund-by-fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

    The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

    The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

    The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board acknowledged the difficulty in calculating and measuring economies of scale at the individual fund level; noting that only indicative and estimated measures are available at the individual fund level and that such measures are subject to uncertainty. The Board considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually. The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits realized as to that Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts. The Board noted the cyclical and competitive nature of the global asset management industry.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

    The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted

that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

    The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

    The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.

    The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the

38	Invesco Fundamental Alternatives Fund

federal securities laws and consistent with best execution obligations.

39	Invesco Fundamental Alternatives Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2023:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$9,370,545
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

40	Invesco Fundamental Alternatives Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Chairman Emeritus, Invesco Ltd.; Trustee and Vice Chair, The Invesco Funds; and Member of Executive Board, SMU Cox School of Business

Formerly: Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Vice Chair, Investment Company Institute; Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			169	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Fundamental Alternatives Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown – 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	169	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit) Formerly: President and Director Director of Grahamtastic Connection (non-profit)
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	169	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	169	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Boad Member, First Financial Bankshares, Inc. Texas
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			169	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	169	Blue Hills Bank; Member and Chairman, Bentley University, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis – 1950 Trustee	2001	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	169	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco Fundamental Alternatives Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			169	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non- profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	169	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	169	None
Daniel S. Vandivort –1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	169	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

T-3	Invesco Fundamental Alternatives Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Glenn Brightman – 1972 President and Principal Executive Officer	2023

Chief Operating Officer, Americas, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds.

Formerly: Global Head of Finance, Invesco Ltd; Executive Vice President and Chief Financial Officer, Nuveen

			N/A	N/A
Melanie Ringold – 1975 Senior Vice President, Chief Legal Officer and Secretary	2023

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI SteelPath, Inc.; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Assistant Secretary, Invesco Distributors, Inc., Invesco Advisers, Inc., Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Chief Executive Officer, President and Executive Director, Invesco Ltd.; Senior Vice President, Invesco Group Services, Inc.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds and Trustee, Invesco Foundation, Inc.

Formerly: Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco Fundamental Alternatives Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Tony Wong – 1973 Senior Vice President	2023

Senior Managing Director, Invesco Ltd.; Director, Chairman, Chief Executive Officer and President, Invesco Advisers, Inc.; Director and Chairman, Invesco Private Capital, Inc., INVESCO Private Capital Investments, Inc. and INVESCO Realty, Inc.; Director, Invesco Senior Secured Management, Inc.; President, Invesco Managed Accounts, LLC and SNW Asset Management Corporation; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds; and Vice President, Invesco Advisers, Inc.

			N/A	N/A
Stephanie C. Butcher – 1971 Senior Vice President	2023	Senior Managing Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; Director and Chief Executive Officer, Invesco Asset Management Limited	N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Senior Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Senior Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President, The Invesco Funds; Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5	Invesco Fundamental Alternatives Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1331 Spring Street, NW, Suite 2500	11 Greenway Plaza	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Sidley Austin LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	787 Seventh Avenue	11 Greenway Plaza	225 Franklin Street
Philadelphia, PA 19103-7018	New York, NY 10019	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6	Invesco Fundamental Alternatives Fund

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Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

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∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05426 and 033-19338	Invesco Distributors, Inc.	O-FALT-AR-1

Annual Report to Shareholders	October 31, 2023

Invesco Global Allocation Fund

Nasdaq:

A: QVGIX ∎ C: QGRCX ∎ R: QGRNX ∎ Y: QGRYX ∎ R5: GLALX ∎ R6: QGRIX

2	Management’s Discussion

2	Performance Summary

3	Long-Term Fund Performance

5	Supplemental Information

7	Consolidated Schedule of Investments

15	Consolidated Financial Statements

18	Consolidated Financial Highlights

19	Notes to Consolidated Financial Statements

29	Report of Independent Registered Public Accounting Firm

30	Fund Expenses

31	Approval of Investment Advisory and Sub-Advisory Contracts

33	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended October 31, 2023, Class A shares of Invesco Global Allocation Fund (the Fund), at net asset value (NAV), underperformed the Custom Invesco Global Allocation Index.
Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/22 to 10/31/23, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	5.55%
Class C Shares	4.78
Class R Shares	5.30
Class Y Shares	5.83
Class R5 Shares	5.95
Class R6 Shares	5.96
Custom Invesco Global Allocation Index▼	7.11
MSCI All Country World Index∎	10.50
Bloomberg Global Aggregate USD Hedged Index∎	1.72

Source(s): ▼Invesco, RIMES Technologies Corp.; ∎RIMES Technologies Corp.

Market conditions and your Fund

Global equity markets posted gains in November 2022, after better inflation data sparked a rally. However, investor sentiment worsened in December after central banks signaled continued interest rate hikes into 2023, as inflation remained above target levels. International stocks outperformed US stocks in the fourth quarter of 2022, led by results in the UK and the rest of Europe. Emerging market equities also posted gains for the fourth quarter of 2022, driven by China, which eased its zero-COVID-19 policy and started to reopen.

    For the first half of 2023, global equity markets continued to deliver gains amid continued interest rate increases, volatility and a banking crisis. The largest shock came in March 2023 as the failure of two US regional banks, Silicon Valley Bank and Signature Bank, along with the subsequent UBS takeover of Credit Suisse, led to a selloff in US and European financial stocks. Optimism about AI (Artificial Intelligence) boosted technology stocks during the second quarter of 2023. Emerging market equities also posted gains for the first half of 2023, but within the region, China’s equities declined due to weaker-than-expected economic data, real estate developer debt issues and geopolitical concerns.

    The global equity rally in the first half of 2023 came to an end in the third quarter as global equity markets declined. Concerns about a slowing global economy and interest rates staying “higher for longer” hampered stock returns. During the quarter, value stocks outperformed growth stocks. Energy was the best performing sector, ending the quarter in positive territory, boosted by rising oil prices as Russia and the Organization of Petroleum Exporting Countries (OPEC) cut supplies. Developed global equities underperformed emerging market equities. Within emerging markets, China’s equities were weighed down by concerns in the real estate sector, but positive performance in the United Arab Emirates, Turkey and India offset those results.

    Global equity markets continued their decline in October 2023, but growth stocks managed to outperform value stocks. Despite higher rates and increased market volatility, both developed market equities and emerging market equities finished the fiscal year ended October 31, 2023, in positive territory.

    During the fiscal year, the Fund underperformed the Custom Invesco Global Allocation Index. Relative to the index, the Fund received positive contributions from bottom-up managers’ security selection. Top-down factor rotation and top-down asset allocation detracted from relative performance.

    From a top-down asset allocation perspective, the Fund was positioned in a ‘neutral’ or ‘risk-off’ stance compared to the Custom Invesco Global Allocation Index for the middle of the fiscal year (March 2023 through June 2023), and in a more ‘risk on’ position for most of the rest of the fiscal year. This tactical positioning allowed for positive relative contributions from international fixed-income and equities, foreign exchange and cash. Within international equities, top-down factor rotation into defensive factors helped the portfolio capitalize on a defensive factor led rally around mid-fiscal-year. The Fund’s relative detractors were centered in the US equity and fixed-income spaces. The diversification benefits of fixed-income as a ballast to riskier equities held back the Fund’s returns for the fiscal year, as many equity strategies rallied strongly early in the fiscal year.

    From a bottom-up managers’ security selection perspective, after controlling for style bias, several global and international Fund strategies contributed to relative outperformance.

Conversely, the Invesco Discovery Mid Cap Growth Fund, the Fund’s primary mid-cap holding, detracted from relative Fund performance.

    Thank you for your investment in Invesco Global Allocation Fund as we continue to dynamically navigate changing macroeconomic and market conditions.

Portfolio manager(s):

Jeffrey Bennett

Alessio de Longis

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

2	Invesco Global Allocation Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 10/31/13

1  Source: RIMES Technologies Corp.

2  Source: Invesco, RIMES Technologies Corp.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

3	Invesco Global Allocation Fund

Average Annual Total Returns
As of 10/31/23, including maximum applicable sales charges

Class A Shares
Inception (11/1/91)	6.74%
10 Years	2.77
5 Years	2.58
1 Year	-0.23

Class C Shares
Inception (9/1/93)	6.51%
10 Years	2.73
5 Years	2.97
1 Year	3.78

Class R Shares
Inception (3/1/01)	3.06%
10 Years	3.09
5 Years	3.49
1 Year	5.30

Class Y Shares
Inception (5/1/00)	4.07%
10 Years	3.61
5 Years	4.01
1 Year	5.83

Class R5 Shares
10 Years	3.54%
5 Years	4.13
1 Year	5.95

Class R6 Shares
Inception (2/28/12)	4.71%
10 Years	3.78
5 Years	4.17
1 Year	5.96

Effective May 24, 2019, Class A, Class C, Class R, Class Y and Class I shares of the Oppenheimer Global Allocation Fund, (the predecessor fund), were reorganized into Class A, Class C, Class R, Class Y and Class R6 shares, respectively, of the Invesco Oppenheimer Global Allocation Fund. Note: The Fund was subsequently renamed the Invesco Global Allocation Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C, Class R, Class Y and Class R6 shares are those for Class A, Class C, Class R, Class Y and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R5 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

4	Invesco Global Allocation Fund

Supplemental Information

Invesco Global Allocation Fund’s investment objective is to seek total return.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2023, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎

The MSCI All Country World Index is an unmanaged index considered representative of large- and mid-cap stocks across developed and emerging markets. The index is computed using the net return, which withholds applicable taxes for nonresident investors.

∎	The Custom Invesco Global Allocation Index is composed of 60% MSCI All Country World Index/40% Bloomberg Global Aggregate USD Hedged Index.
∎	The Bloomberg Global Aggregate USD Hedged Index tracks fixed-income performance of regions around the world while hedging the currency back to the US dollar.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

5	Invesco Global Allocation Fund

Fund Information

Portfolio Composition

By security type	% of total net assets

Exchange-Traded Funds	52.05%

Common Stocks & Other Equity Interests	19.33

U.S. Treasury Securities	19.07

Security Types Each Less Than 1% of Portfolio	0.16

Money Market Funds Plus Other Assets Less Liabilities	9.39

Top 10 Equity Holdings*

		% of total net assets

1.	Invesco Russell 1000® Dynamic Multifactor ETF	20.84%

2.	Invesco International Developed Dynamic Multifactor ETF	13.44

3.	iShares iBoxx High Yield Corporate Bond ETF	6.93

4.	Invesco Russell 2000® Dynamic Multifactor ETF	5.37

5.	Invesco Emerging Markets Sovereign Debt ETF	3.14

6.	Invesco High Yield Bond Factor ETF	2.33

7.	Alphabet, Inc., Class A	0.59

8.	Taiwan Semiconductor Manufacturing Co. Ltd.	0.52

9.	Novo Nordisk A/S, Class B	0.45

10.	E-Mini Russell 2000 Index	0.66

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of October 31, 2023.

6	Invesco Global Allocation Fund

Consolidated Schedule of Investments(a)

October 31, 2023

	Shares	Value

Exchange-Traded Funds–52.05%
Invesco Emerging Markets Sovereign Debt ETF(b)(c)	1,700,000	$30,311,000

Invesco High Yield Bond Factor ETF(b)(c)	1,076,000	22,483,020

Invesco International Developed Dynamic Multifactor ETF(b)(c)	5,817,300	129,667,617

Invesco Russell 1000® Dynamic Multifactor ETF(b)(c)	4,586,860	201,179,679

Invesco Russell 2000® Dynamic Multifactor ETF(b)(c)	1,607,300	51,819,352

iShares iBoxx High Yield Corporate Bond ETF(c)	922,000	66,909,540

Total Exchange-Traded Funds (Cost $454,771,107)		502,370,208

Common Stocks & Other Equity Interests–19.33%
Advertising–0.09%
Trade Desk, Inc. (The), Class A(d)	12,159	862,803

Aerospace & Defense–0.53%
Airbus SE (France)	20,754	2,776,013

Axon Enterprise, Inc.(d)	2,171	443,948

Howmet Aerospace, Inc.	17,443	769,236

TransDigm Group, Inc.(d)	1,318	1,091,423

		5,080,620

Air Freight & Logistics–0.29%
United Parcel Service, Inc., Class B	1,800	254,250

ZTO Express (Cayman), Inc. (China)	5,979	140,608

ZTO Express (Cayman), Inc., ADR (China)	103,006	2,427,851

		2,822,709

Apparel, Accessories & Luxury Goods–0.89%
Brunello Cucinelli S.p.A. (Italy)	4,741	380,176

Cie Financiere Richemont S.A. (Switzerland)	14,593	1,723,029

Cie Financiere Richemont S.A., Wts., expiring 11/22/2023 (Switzerland)(d)	36,082	23,720

Ermenegildo Zegna N.V. (Italy)	19,581	217,741

Hermes International S.C.A. (France)	545	1,022,048

Kering S.A. (France)	1,828	739,319

LVMH Moet Hennessy Louis Vuitton SE (France)	4,955	3,546,134

PRADA S.p.A. (Italy)	153,900	924,070

		8,576,237

Application Software–1.42%
Adobe, Inc.(d)	3,951	2,102,169

Cadence Design Systems, Inc.(d)	1,843	442,044

Dassault Systemes SE (France)	14,469	596,798

Datadog, Inc., Class A(d)	4,236	345,107

Fair Isaac Corp.(d)	699	591,263

Guidewire Software, Inc.(d)	4,854	437,491

HubSpot, Inc.(d)	1,669	707,272

Intuit, Inc.	4,230	2,093,639

Manhattan Associates, Inc.(d)	6,293	1,227,009

Nice Ltd., ADR (Israel)(d)	3,195	493,148

	Shares	Value

Application Software–(continued)
Procore Technologies, Inc.(d)	7,852	$479,679

Roper Technologies, Inc.	958	468,050

Samsara, Inc., Class A(d)	20,321	468,806

SAP SE (Germany)	10,625	1,423,748

Splunk, Inc.(d)	2,309	339,792

Synopsys, Inc.(d)	2,501	1,174,069

Xero Ltd. (New Zealand)(d)	3,903	267,298

		13,657,382

Asset Management & Custody Banks–0.13%
Ares Management Corp., Class A	7,736	762,692

KKR & Co., Inc., Class A	8,817	488,462

		1,251,154

Automobile Manufacturers–0.01%
Ferrari N.V. (Italy)	246	74,460

Automotive Parts & Equipment–0.06%
Aptiv PLC(d)	4,112	358,566

Mobileye Global, Inc., Class A (Israel)(d)	7,398	263,887

		622,453

Automotive Retail–0.08%
O’Reilly Automotive, Inc., Class R(d)	823	765,752

Biotechnology–0.26%
Argenx SE, ADR (Netherlands)(d)	1,264	593,536

BeiGene Ltd., ADR (China)(d)	3,219	599,635

CSL Ltd. (Australia)	3,858	571,200

Exact Sciences Corp.(d)	5,822	358,577

Natera, Inc.(d)	5,367	211,836

Zai Lab Ltd., ADR (China)(d)	7,894	198,929

		2,533,713

Brewers–0.11%
Ambev S.A. (Brazil)	422,402	1,077,421

Broadline Retail–0.46%
Allegro.eu S.A. (Poland)(d)(e)	2,173	15,589

Amazon.com, Inc.(d)	4,500	598,905

Dollarama, Inc. (Canada)	18,163	1,240,336

JD.com, Inc., ADR (China)	39,965	1,015,910

Next PLC (United Kingdom)	11,526	967,033

PDD Holdings, Inc., ADR (China)(d)	5,969	605,376

		4,443,149

Building Products–0.27%
Assa Abloy AB, Class B (Sweden)	38,228	814,678

Daikin Industries Ltd. (Japan)	5,000	720,063

Owens Corning	3,387	383,984

Trane Technologies PLC	3,511	668,178

		2,586,903

Cable & Satellite–0.03%
Charter Communications, Inc., Class A(d)	697	280,752

Cargo Ground Transportation–0.14%
Old Dominion Freight Line, Inc.	2,478	933,364

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

7	Invesco Global Allocation Fund

	Shares	Value

Cargo Ground Transportation–(continued)
Saia, Inc.(d)	1,278	$458,150

		1,391,514

Casinos & Gaming–0.16%
DraftKings, Inc., Class A(d)	18,964	523,786

Flutter Entertainment PLC (Ireland)(d)	6,641	1,044,901

		1,568,687

Coal & Consumable Fuels–0.04%
Cameco Corp. (Canada)	10,611	434,096

Commodity Chemicals–0.10%
LG Chem Ltd. (South Korea)	3,036	1,000,429

Construction & Engineering–0.17%
Comfort Systems USA, Inc.	3,749	681,756

EMCOR Group, Inc.	1,308	270,298

Quanta Services, Inc.	4,332	723,964

		1,676,018

Construction Machinery & Heavy Transportation Equipment– 0.12%
Epiroc AB, Class A (Sweden)	69,806	1,149,329

Construction Materials–0.12%
James Hardie Industries PLC, CDI (Australia)(d)	23,889	594,034

Vulcan Materials Co.	2,811	552,333

		1,146,367

Consumer Staples Merchandise Retail–0.14%
Wal-Mart de Mexico S.A.B. de C.V., Series V (Mexico)	380,268	1,361,068

Copper–0.03%
Antofagasta PLC (Chile)	15,225	248,920

Distillers & Vintners–0.36%
Davide Campari-Milano N.V. (Italy)	76,706	848,225

Pernod Ricard S.A. (France)	14,999	2,666,812

		3,515,037

Diversified Banks–1.06%
Banco Bradesco S.A., Preference Shares (Brazil)	17,356	48,160

Banco Santander Chile (Chile)	8,725,300	380,404

Credicorp Ltd. (Peru)	4,538	567,068

HDFC Bank Ltd. (India)	179,733	3,190,833

ICICI Bank Ltd. (India)	15,108	166,137

ICICI Bank Ltd., ADR (India)	30,945	686,670

Itau Unibanco Holding S.A., Preference Shares (Brazil)	87,101	463,341

Kotak Mahindra Bank Ltd. (India)	164,110	3,431,109

NU Holdings Ltd., Class A (Brazil)(d)	73,729	604,578

PT Bank Central Asia Tbk (Indonesia)	992,200	547,022

PT Bank Rakyat Indonesia (Persero) Tbk (Indonesia)	395,900	123,757

Sberbank of Russia PJSC (Russia)(d)(f)	11,951	0

		10,209,079

Diversified Financial Services–0.04%
FirstRand Ltd. (South Africa)	117,611	387,868

	Shares	Value

Diversified Metals & Mining–0.29%
Grupo Mexico S.A.B. de C.V., Class B (Mexico)	684,002	$2,789,654

Diversified Real Estate Activities–0.24%
DLF Ltd. (India)	340,864	2,308,669

Drug Retail–0.00%
Raia Drogasil S.A. (Brazil)	4,700	24,051

Electrical Components & Equipment–0.20%
AMETEK, Inc.	3,386	476,647

Havells India Ltd. (India)	17,686	265,038

Schneider Electric SE (France)	2,358	362,601

Vertiv Holdings Co.	10,914	428,593

WEG S.A. (Brazil)	56,548	370,238

		1,903,117

Electronic Components–0.10%
Murata Manufacturing Co. Ltd. (Japan)	27,600	458,187

TDK Corp. (Japan)	14,800	555,740

		1,013,927

Electronic Equipment & Instruments–0.22%
Keyence Corp. (Japan)	5,400	2,090,351

Environmental & Facilities Services–0.13%
Clean Harbors, Inc.(d)	3,027	465,159

Rentokil Initial PLC (United Kingdom)	141,287	721,529

Veralto Corp.(d)	361	24,909

		1,211,597

Financial Exchanges & Data–0.47%
B3 S.A. - Brasil, Bolsa, Balcao (Brazil)	207,500	456,835

London Stock Exchange Group PLC (United Kingdom)	12,480	1,255,184

MSCI, Inc.	1,504	709,211

S&P Global, Inc.	5,420	1,893,260

Tradeweb Markets, Inc., Class A	2,986	268,770

		4,583,260

Food Retail–0.20%
Alimentation Couche-Tard, Inc. (Canada)	19,885	1,082,472

HelloFresh SE (Germany)(d)	9,646	209,467

Kobe Bussan Co. Ltd. (Japan)	18,800	466,133

Ocado Group PLC (United Kingdom)(d)	22,245	126,778

		1,884,850

Footwear–0.10%
Arezzo Industria e Comercio S.A. (Brazil)	9,341	108,181

Deckers Outdoor Corp.(d)	1,099	656,169

On Holding AG, Class A (Switzerland)(d)	9,712	249,307

		1,013,657

Health Care Distributors–0.08%
Cencora, Inc.	4,261	788,924

Health Care Equipment–0.37%
Boston Scientific Corp.(d)	3,407	174,404

DexCom, Inc.(d)	4,125	366,424

Edwards Lifesciences Corp.(d)	1,726	109,981

IDEXX Laboratories, Inc.(d)	2,111	843,281

Intuitive Surgical, Inc.(d)	1,612	422,699

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

8	Invesco Global Allocation Fund

	Shares	Value

Health Care Equipment–(continued)
MicroTech Medical Hangzhou Co. Ltd., H Shares (China)(d)(e)	14,500	$7,780

Penumbra, Inc.(d)	1,239	236,835

ResMed, Inc.	5,424	765,977

Shockwave Medical, Inc.(d)	1,324	273,088

Siemens Healthineers AG (Germany)(e)	8,068	394,831

		3,595,300

Health Care Facilities–0.10%
Encompass Health Corp.	9,468	592,318

Tenet Healthcare Corp.(d)	6,201	332,994

		925,312

Health Care Services–0.07%
Dr Lal PathLabs Ltd. (India)(e)	15,324	445,555

New Horizon Health Ltd. (China)(d)(e)	81,000	197,598

		643,153

Health Care Supplies–0.23%
ConvaTec Group PLC (United Kingdom)(e)	136,636	340,001

Cooper Cos., Inc. (The)	1,196	372,853

EssilorLuxottica S.A. (France)	4,919	889,618

Hoya Corp. (Japan)	6,500	625,278

		2,227,750

Health Care Technology–0.04%
Veeva Systems, Inc., Class A(d)	1,809	348,612

Homebuilding–0.08%
D.R. Horton, Inc.	3,622	378,137

TopBuild Corp.(d)	1,635	374,022

		752,159

Hotels, Resorts & Cruise Lines–0.61%
Amadeus IT Group S.A. (Spain)	26,012	1,486,120

H World Group Ltd. (China)(d)	4,900	18,357

H World Group Ltd., ADR (China)(d)	67,442	2,539,866

Hilton Worldwide Holdings, Inc.	4,732	717,040

Marriott International, Inc., Class A	2,088	393,713

Trainline PLC (United Kingdom)(d)(e)	229,397	726,883

		5,881,979

Human Resource & Employment Services–0.01%
Benefit One, Inc. (Japan)	13,600	97,501

Industrial Conglomerates–0.16%
Hitachi Ltd. (Japan)	8,500	540,143

Siemens AG (Germany)	2,803	370,645

SM Investments Corp. (Philippines)	44,974	634,927

		1,545,715

Industrial Machinery & Supplies & Components–0.34%
Aalberts N.V. (Netherlands)	9,354	292,763

Atlas Copco AB, Class A (Sweden)	165,036	2,135,212

Parker-Hannifin Corp.	1,100	405,801

VAT Group AG (Switzerland)(e)	1,224	432,716

		3,266,492

Insurance Brokers–0.08%
Arthur J. Gallagher & Co.	3,119	734,493

	Shares	Value

Integrated Oil & Gas–0.19%
Galp Energia SGPS S.A. (Portugal)	46,966	$707,052

Novatek PJSC, GDR (Russia)(d)(e)(f)	4,612	272,280

TotalEnergies SE (France)	12,391	829,868

		1,809,200

Interactive Home Entertainment–0.14%
NetEase, Inc., ADR (China)	12,692	1,357,029

Interactive Media & Services–1.29%
Alphabet, Inc., Class A(d)	45,565	5,653,705

Auto Trader Group PLC (United Kingdom)(e)	78,047	591,791

Kakao Corp. (South Korea)	6,963	196,484

Meta Platforms, Inc., Class A(d)	11,376	3,427,248

Rightmove PLC (United Kingdom)	81,722	472,976

Tencent Holdings Ltd. (China)	57,817	2,141,821

		12,484,025

Internet Services & Infrastructure–0.09%
MongoDB, Inc.(d)	2,627	905,238

Investment Banking & Brokerage–0.04%
LPL Financial Holdings, Inc.	1,574	353,395

IT Consulting & Other Services–0.45%
Capgemini SE (France)	2,522	447,024

EPAM Systems, Inc.(d)	3,240	704,927

Globant S.A.(d)	2,496	425,044

HCL Technologies Ltd. (India)	11,848	181,841

Tata Consultancy Services Ltd. (India)	63,515	2,576,858

		4,335,694

Life & Health Insurance–0.10%
AIA Group Ltd. (Hong Kong)	71,200	620,094

Legal & General Group PLC (United
Kingdom)	142,301	366,795

		986,889

Life Sciences Tools & Services–0.51%
Avantor, Inc.(d)	8,852	154,290

Bruker Corp.	5,709	325,413

Charles River Laboratories International, Inc.(d)	833	140,244

Danaher Corp.	1,083	207,958

ICON PLC(d)	2,671	651,617

Illumina, Inc.(d)	1,827	199,910

IQVIA Holdings, Inc.(d)	2,467	446,108

Lonza Group AG (Switzerland)	1,271	445,694

Samsung Biologics Co. Ltd. (South Korea)(d)(e)	1,970	1,034,639

Sartorius Stedim Biotech (France)	2,264	425,660

Thermo Fisher Scientific, Inc.	146	64,937

West Pharmaceutical Services, Inc.	2,429	773,126

Wuxi Biologics Cayman, Inc. (China)(d)(e)	8,800	54,739

		4,924,335

Managed Health Care–0.04%
Molina Healthcare, Inc.(d)	1,053	350,596

Movies & Entertainment–0.18%
CTS Eventim AG & Co. KGaA (Germany)	8,055	485,935

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

9	Invesco Global Allocation Fund

	Shares	Value

Movies & Entertainment–(continued)
Liberty Media Corp.-Liberty Formula One(d)	7,084	$458,264

Netflix, Inc.(d)	233	95,924

Universal Music Group N.V. (Netherlands)	28,096	685,081

		1,725,204

Multi-line Insurance–0.03%
Allianz SE (Germany)	1,111	259,676

Oil & Gas Equipment & Services–0.08%
TechnipFMC PLC (United Kingdom)	35,189	757,267

Oil & Gas Exploration & Production–0.08%
Diamondback Energy, Inc.	4,908	786,851

Oil & Gas Refining & Marketing–0.14%
Reliance Industries Ltd. (India)	49,759	1,372,420

Oil & Gas Storage & Transportation–0.07%
Targa Resources Corp.	8,284	692,625

Other Specialty Retail–0.09%
JD Sports Fashion PLC (United Kingdom)	529,796	821,842

Packaged Foods & Meats–0.04%
Barry Callebaut AG (Switzerland)	114	172,905

Lamb Weston Holdings, Inc.	2,741	246,142

		419,047

Passenger Ground Transportation–0.02%
Localiza Rent a Car S.A. (Brazil)	15,500	156,391

Localiza Rent a Car S.A., Rts., expiring 11/10/2023 (Brazil)(d)	113	157

		156,548

Personal Care Products–0.15%
e.l.f. Beauty, Inc.(d)	2,649	245,377

LG H&H Co. Ltd. (South Korea)	498	117,012

L’Oreal S.A. (France)	2,500	1,048,631

		1,411,020

Pharmaceuticals–0.51%
Daiichi Sankyo Co. Ltd. (Japan)	18,200	467,665

Novo Nordisk A/S, Class B (Denmark)	44,840	4,324,160

Phathom Pharmaceuticals, Inc.(d)	10,631	98,868

		4,890,693

Property & Casualty Insurance–0.03%
Kinsale Capital Group, Inc.	1,014	338,585

Rail Transportation–0.03%
Canadian Pacific Kansas City Ltd. (Canada)	4,173	296,158

Real Estate Development–0.07%
Oberoi Realty Ltd. (India)	46,831	640,069

Real Estate Operating Companies–0.00%
SM Prime Holdings, Inc. (Philippines)	76,800	40,509

Real Estate Services–0.04%
CoStar Group, Inc.(d)	5,886	432,091

	Shares	Value

Reinsurance–0.05%
Everest Group Ltd.	1,242	$491,360

Research & Consulting Services–0.24%
Booz Allen Hamilton Holding Corp.	4,639	556,355

Equifax, Inc.	3,577	606,552

Experian PLC	10,768	327,560

KBR, Inc.	7,600	441,940

Nihon M&A Center Holdings, Inc. (Japan)	36,100	164,742

Verisk Analytics, Inc.	1,036	235,545

		2,332,694

Restaurants–0.58%
Chipotle Mexican Grill, Inc.(d)	208	403,978

Compass Group PLC (United Kingdom)	48,181	1,215,733

DoorDash, Inc., Class A(d)	4,782	358,411

Meituan, B Shares (China)(d)(e)	37,021	525,949

Yum China Holdings, Inc. (China)	58,231	3,060,621

		5,564,692

Semiconductor Materials & Equipment–0.33%
AIXTRON SE (Germany)	16,559	463,981

ASM International N.V. (Netherlands)	907	375,118

ASML Holding N.V. (Netherlands)	2,934	1,764,976

Entegris, Inc.	5,389	474,448

Lam Research Corp.	172	101,174

		3,179,697

Semiconductors–1.06%
Analog Devices, Inc.	13,589	2,137,957

First Solar, Inc.(d)	1,639	233,476

Lattice Semiconductor Corp.(d)	6,447	358,518

MACOM Technology Solutions Holdings, Inc.(d)	6,199	437,277

Marvell Technology, Inc.	14,822	699,895

MediaTek, Inc. (Taiwan)	2,000	52,694

Monolithic Power Systems, Inc.	834	368,411

NVIDIA Corp.	1,565	638,207

ON Semiconductor Corp.(d)	4,050	253,692

Silergy Corp. (China)	2,816	25,245

Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	304,000	5,008,589

		10,213,961

Soft Drinks & Non-alcoholic Beverages–0.21%
Britvic PLC (United Kingdom)	32,765	333,737

Celsius Holdings, Inc.(d)	3,028	460,528

Fomento Economico Mexicano S.A.B. de C.V., Series CPO (Mexico)	110,786	1,253,924

		2,048,189

Specialty Chemicals–0.05%
Ecolab, Inc.	1,041	174,618

Sika AG (Switzerland)	1,427	340,664

		515,282

Steel–0.06%
Vale S.A., ADR (Brazil)	43,961	602,705

Systems Software–0.21%
CrowdStrike Holdings, Inc., Class A(d)	3,036	536,674

Gitlab, Inc., Class A(d)	10,376	449,073

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

10	Invesco Global Allocation Fund

	Shares	Value

Systems Software–(continued)
Microsoft Corp.	2,999	$1,013,992

		1,999,739

Technology Hardware, Storage & Peripherals–0.19%
Samsung Electronics Co. Ltd. (South Korea)	36,141	1,802,195

Trading Companies & Distributors–0.32%
Ashtead Group PLC (United Kingdom)	10,904	624,593

Beijer Ref AB (Sweden)	24,393	232,599

Ferguson PLC	5,900	886,326

RS GROUP PLC (United Kingdom)	49,172	406,981

United Rentals, Inc.	918	372,956

W.W. Grainger, Inc.	789	575,836

		3,099,291

Transaction & Payment Processing Services–0.28%
Adyen N.V. (Netherlands)(d)(e)	313	211,588

Edenred SE (France)	12,669	676,472

FleetCor Technologies, Inc.(d)	2,933	660,424

Visa, Inc., Class A	4,869	1,144,702

		2,693,186

Wireless Telecommunication Services–0.11%
America Movil S.A.B. de C.V., ADR (Mexico)	66,546	1,104,664

Total Common Stocks & Other Equity Interests (Cost $184,436,859)		186,549,104

	Principal Amount
U.S. Treasury Securities–19.07%
U.S. Treasury Inflation – Indexed Bonds–7.35%
1.38%, 07/15/2033	$78,335,450	70,924,297

U.S. Treasury Notes–11.72%
3.88%, 12/31/2027	23,390,000	22,528,407

3.88%, 12/31/2029	68,550,000	64,744,940

1.88%, 02/15/2032(g)	32,515,000	25,845,614

		113,118,961

Total U.S. Treasury Securities (Cost $200,008,305)		184,043,258

	Shares
Preferred Stocks–0.09%
Diversified Banks–0.00%
Socium Re Ltd., Series 2019-1, Pfd.(f)	264,345	0

Diversified Support Services–0.09%
Harambee Re Ltd., Pfd.(f)	115	19,975

Kinesis Reinsurance I Ltd., Series 2019-1, Pfd.(f)	116,394	34,282

Investment Abbreviations:

ADR	- American Depositary Receipt
CDI	- CREST Depository Interest
CPO	- Certificates of Ordinary Participation
ETF	- Exchange-Traded Fund
GDR	- Global Depositary Receipt
Pfd.	- Preferred
Rts.	- Rights
Wts.	- Warrants

	Shares	Value

Diversified Support Services–(continued)
Mt. Logan Re Ltd., Pfd.(f)	759	$685,213

Thopas Re Ltd., Pfd.(f)	73	39,452

Viribus Re Ltd., Pfd.(f)	399,749	33,144

		812,066

Total Preferred Stocks (Cost $2,626,588)		812,066

	Principal Amount
Event-Linked Bonds–0.07%
Diversified Financial Services–0.07%
Limestone Re Ltd. (Multinational), Class A, Catastrophe Linked Notes, 0.00%, 12/31/2024(e)(f)(h)	$15,621	20,929

Sector Re V Ltd. (Multinational), Series 2019-1, Class A, Catastrophe Linked Notes, 0.00%, 03/01/2024(e)(f)(h)	1,228,541	682,882

Total Event-Linked Bonds (Cost $1,244,162)		703,811

	Shares
Money Market Funds–6.92%
Invesco Government & Agency Portfolio, Institutional Class, 5.27%(b)(i)	23,371,061	23,371,061

Invesco Liquid Assets Portfolio, Institutional Class, 5.40%(b)(i)	16,689,257	16,694,264

Invesco Treasury Portfolio, Institutional Class, 5.27%(b)(i)	26,709,785	26,709,785

Total Money Market Funds (Cost $66,773,059)		66,775,110

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-97.53% (Cost $909,860,080)		941,253,557

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–7.16%
Invesco Private Government Fund, 5.32%(b)(i)(j)	19,124,283	19,124,283

Invesco Private Prime Fund, 5.53%(b)(i)(j)	49,965,323	49,970,320

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $69,095,652)		69,094,603

TOTAL INVESTMENTS IN SECURITIES–104.69% (Cost $978,955,732)		1,010,348,160

OTHER ASSETS LESS LIABILITIES–(4.69)%		(45,219,438)

NET ASSETS–100.00%		$965,128,722

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

11	Invesco Global Allocation Fund

Notes to Consolidated Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2023.

	Value October 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value October 31, 2023	Dividend Income
Invesco BulletShares 2023 Corporate Bond ETF	$136,622,570	$ -	$ (137,073,790)	$ 261,980	$ 189,240	$ -	$ 63,124
Invesco BulletShares 2025 Corporate Bond ETF	-	137,045,944	(137,181,278)	-	135,334	-	1,549,458
Invesco Emerging Markets Sovereign Debt ETF	-	64,605,416	(32,341,880)	(2,703,000)	750,464	30,311,000	1,463,572
Invesco High Yield Bond Factor ETF	22,644,420	-	(107,729)	(53,671)	-	22,483,020	1,615,463
Invesco International Developed Dynamic Multifactor ETF	91,450,714	20,568,491	-	17,648,412	-	129,667,617	3,698,555
Invesco Russell 1000® Dynamic Multifactor ETF	207,235,310	-	(10,526,566)	492,239	3,978,696	201,179,679	3,602,887
Invesco Russell 2000® Dynamic Multifactor ETF	56,866,274	-	-	(5,046,922)	-	51,819,352	911,098
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	5,265,568	116,385,643	(98,280,150)	-	-	23,371,061	700,066
Invesco Liquid Assets Portfolio, Institutional Class	3,771,624	83,132,601	(70,210,580)	1,955	(1,336)	16,694,264	515,581
Invesco Treasury Portfolio, Institutional Class	6,017,793	133,012,163	(112,320,171)	-	-	26,709,785	799,045
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	4,044,769	246,757,238	(231,677,724)	-	-	19,124,283	474,449*
Invesco Private Prime Fund	10,398,787	501,955,972	(462,396,834)	(1,621)	14,016	49,970,320	1,296,606*
Investments in Other Affiliates:
Lion Rock Re Ltd., Series S, Pfd.	23,596	-	-	13,904	(37,500)	-	-
Total	$544,341,425	$1,303,463,468	$(1,292,116,702)	$10,613,276	$5,028,914	$571,330,381	$16,689,904

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Consolidated Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(c)	All or a portion of this security was out on loan at October 31, 2023.
(d)	Non-income producing security.
(e)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2023 was $5,955,750, which represented less than 1% of the Fund’s Net Assets.

(f)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(g)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1N.
(h)	Zero coupon bond issued at a discount.
(i)	The rate shown is the 7-day SEC standardized yield as of October 31, 2023.
(j)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1K.

Open Futures Contracts

					Unrealized
	Number of	Expiration	Notional		Appreciation
Long Futures Contracts	Contracts	Month	Value	Value	(Depreciation)

Equity Risk

E-Mini S&P 500 Index	712	December-2023	$149,956,100	$(11,647,681)	$(11,647,681)

MSCI Emerging Markets Index	799	December-2023	36,722,040	(2,794,625)	(2,794,625)

Subtotal				(14,442,306)	(14,442,306)

Interest Rate Risk

U.S. Treasury 5 Year Notes	986	December-2023	103,013,891	(1,735,382)	(1,735,382)

Subtotal–Long Futures Contracts				(16,177,688)	(16,177,688)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

12	Invesco Global Allocation Fund

Open Futures Contracts–(continued)

					Unrealized
	Number of	Expiration	Notional		Appreciation
Short Futures Contracts	Contracts	Month	Value	Value	(Depreciation)

Equity Risk

E-Mini Russell 2000 Index	613	December-2023	$(51,136,460)	$6,357,072	$6,357,072

Nikkei 225 Index	9	December-2023	(1,831,766)	120,832	120,832

S&P/TSX 60 Index	6	December-2023	(982,153)	68,458	68,458

SPI 200 Index	9	December-2023	(968,129)	65,932	65,932

STOXX Europe 600 Index	1,549	December-2023	(35,631,802)	1,959,872	1,959,872

Subtotal—Short Futures Contracts				8,572,166	8,572,166

Total Futures Contracts				$(7,605,522)	$(7,605,522)

Open Forward Foreign Currency Contracts

						Unrealized
Settlement		Contract to				Appreciation

Date	Counterparty		Deliver		Receive	(Depreciation)

Currency Risk

12/20/2023	BNP Paribas S.A.	JPY	85,340,000	USD	588,443	$20,951

12/20/2023	BNP Paribas S.A.	MXN	333,405,000	USD	19,164,077	814,185

12/20/2023	Citibank, N.A.	CLP	413,000,000	USD	466,193	6,040

12/20/2023	Deutsche Bank AG	EUR	7,315,000	USD	7,837,419	80,164

12/20/2023	Deutsche Bank AG	INR	538,040,000	USD	6,457,901	6,168

12/20/2023	HSBC Bank USA	ILS	5,030,000	USD	1,322,016	74,240

12/20/2023	HSBC Bank USA	KRW	22,178,810,000	USD	16,758,835	322,034

12/05/2023	J.P. Morgan Chase Bank, N.A.	BRL	77,270,000	USD	15,316,306	49,724

12/20/2023	J.P. Morgan Chase Bank, N.A.	AUD	32,475,000	USD	20,990,310	356,620

12/20/2023	J.P. Morgan Chase Bank, N.A.	CAD	12,515,000	USD	9,270,824	238,426

12/20/2023	J.P. Morgan Chase Bank, N.A.	DKK	47,405,000	USD	6,822,859	83,913

12/20/2023	J.P. Morgan Chase Bank, N.A.	THB	436,000,000	USD	12,273,911	91,953

12/20/2023	J.P. Morgan Chase Bank, N.A.	USD	14,798,432	PLN	64,570,000	509,214

12/20/2023	J.P. Morgan Chase Bank, N.A.	USD	32,978,618	ZAR	630,040,000	685,724

12/20/2023	Morgan Stanley and Co. International PLC	NZD	23,375,000	USD	13,865,816	245,385

12/20/2023	Standard Chartered Bank PLC	USD	13,087,902	HUF	4,783,170,000	52,707

11/03/2023	State Street Bank & Trust Co.	USD	3,080	PHP	174,777	1

12/20/2023	UBS AG	CHF	19,170,000	USD	21,643,213	455,218

Subtotal–Appreciation						4,092,667

Currency Risk

12/20/2023	Barclays Bank PLC	USD	15,212,806	SGD	20,665,000	(87,507)

12/20/2023	BNP Paribas S.A.	USD	1,322,773	IDR	20,392,000,000	(43,613)

12/20/2023	BNP Paribas S.A.	USD	12,137,606	SEK	135,125,000	(3,710)

12/20/2023	Citibank, N.A.	USD	6,698,140	TWD	212,465,000	(134,710)

12/20/2023	Deutsche Bank AG	USD	434,118	PEN	1,620,000	(13,218)

12/04/2023	J.P. Morgan Chase Bank, N.A.	USD	15,296,638	BRL	75,540,000	(370,292)

12/20/2023	J.P. Morgan Chase Bank, N.A.	CNY	18,480,000	USD	2,543,003	(19,314)

12/20/2023	J.P. Morgan Chase Bank, N.A.	USD	2,285,784	HKD	17,860,000	(1,619)

12/20/2023	J.P. Morgan Chase Bank, N.A.	USD	13,862,699	NOK	148,530,000	(547,638)

12/20/2023	Merrill Lynch International	USD	14,051,678	COP	56,638,800,000	(437,191)

12/20/2023	Morgan Stanley and Co. International PLC	PHP	841,900,000	USD	14,810,449	(14,589)

12/20/2023	Morgan Stanley and Co. International PLC	USD	655,928	CZK	15,130,000	(5,005)

12/20/2023	Morgan Stanley and Co. International PLC	USD	355,116	GBP	285,000	(8,582)

12/20/2023	Morgan Stanley and Co. International PLC	USD	1,619,764	MYR	7,540,000	(32,298)

Subtotal–Depreciation						(1,719,286)

Total Forward Foreign Currency Contracts						$2,373,381

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

13	Invesco Global Allocation Fund

Open Over-The-Counter Total Return Swap Agreements(a)(b)

									Upfront
			Floating						Payments		Unrealized
	Pay/		Rate	Payment	Number of				Paid		Appreciation
Counterparty	Receive	Reference Entity	Index	Frequency	Contracts	Maturity Date	Notional Value		(Received)	Value	(Depreciation)

Equity Risk

Goldman Sachs International	Pay	MSCI ACWI ex USA Growth Net Total Return Index	SOFR + 0.24%	Quarterly	399,000	May–2024	USD	102,890,130	$–	$7,281,750	$ 7,281,750

Goldman Sachs International	Pay	Russell Midcap Growth Total Return Index	SOFR + 0.37%	Monthly	11,370	September–2024	USD	51,226,330	–	2,680,544	2,680,544

Subtotal – Appreciation									–	9,962,294	9,962,294

Equity Risk

Goldman Sachs International	Receive	MSCI ACWI Daily Total Return Net ex USA	SOFR + 0.08%	Quarterly	389,000	May–2024	USD	104,151,638	–	(5,490,731)	(5,490,731)

Total – Total Return Swap Agreements									$–	$4,471,563	$ 4,471,563

(a)	Open Over-The-Counter Total Return Swap Agreements are collateralized by cash held with the swap Counterparties in the amount of $340,000.
(b)	The Fund receives or pays payments based on any positive or negative return on the Reference Entity, respectively.

Abbreviations:

AUD	–Australian Dollar
BRL	–Brazilian Real
CAD	–Canadian Dollar
CHF	–Swiss Franc
CLP	–Chile Peso
CNY	–Chinese Yuan Renminbi
COP	–Colombia Peso
CZK	–Czech Koruna
DKK	–Danish Krone
EUR	–Euro
GBP	–British Pound Sterling
HKD	–Hong Kong Dollar
HUF	–Hungarian Forint
IDR	–Indonesian Rupiah
ILS	–Israel Shekel
INR	–Indian Rupee
JPY	–Japanese Yen
KRW	–South Korean Won
MXN	–Mexican Peso
MYR	–Malaysian Ringgit
NOK	–Norwegian Krone
NZD	–New Zealand Dollar
PEN	–Peruvian Sol
PHP	–Philippines Peso
PLN	–Polish Zloty
SEK	–Swedish Krona
SGD	–Singapore Dollar
SOFR	–Secured Overnight Financing Rate
THB	–Thai Baht
TWD	–New Taiwan Dollar
USD	–U.S. Dollar
ZAR	–South African Rand

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

14	Invesco Global Allocation Fund

Consolidated Statement of Assets and Liabilities

October 31, 2023

Assets:

Investments in unaffiliated securities, at value (Cost $457,004,730)*	$439,017,779

Investments in affiliates, at value (Cost $521,951,002)	571,330,381

Other investments:
Variation margin receivable – futures contracts	8,726,822

Swaps receivable – OTC	1,128,425

Unrealized appreciation on swap agreements – OTC	9,962,294

Unrealized appreciation on forward foreign currency contracts outstanding	4,092,667

Deposits with brokers:
Cash collateral – OTC Derivatives	340,000

Cash	5,443,695

Foreign currencies, at value (Cost $995,289)	995,240

Receivable for:
Investments sold	1,118,658

Fund shares sold	60,977

Dividends	1,474,506

Interest	1,410,217

Investment for trustee deferred compensation and retirement plans	219,174

Other assets	36,499

Total assets	1,045,357,334

Liabilities:

Other investments:
Unrealized depreciation on forward foreign currency contracts outstanding	1,719,286

Swaps payable – OTC	1,075,365

Unrealized depreciation on swap agreements–OTC	5,490,731

Payable for:
Investments purchased	570,422

Fund shares reacquired	926,879

Accrued foreign taxes	372,836

Collateral upon return of securities loaned	69,095,652

Accrued fees to affiliates	487,407

Accrued other operating expenses	129,715

Trustee deferred compensation and retirement plans	360,319

Total liabilities	80,228,612

Net assets applicable to shares outstanding	$965,128,722

Net assets consist of:

Shares of beneficial interest	$989,725,495

Distributable earnings (loss)	(24,596,773)

$965,128,722

Net Assets:

Class A	$831,966,892

Class C	$40,307,304

Class R	$31,487,473

Class Y	$47,784,218

Class R5	$9,737

Class R6	$13,573,098

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	49,695,796

Class C	2,605,592

Class R	1,944,118

Class Y	2,841,768

Class R5	576

Class R6	803,652

Class A:
Net asset value per share	$16.74

Maximum offering price per share (Net asset value of $16.74 ÷ 94.50%)	$17.71

Class C:
Net asset value and offering price per share	$15.47

Class R:
Net asset value and offering price per share	$16.20

Class Y:
Net asset value and offering price per share	$16.81

Class R5:
Net asset value and offering price per share	$16.90

Class R6:
Net asset value and offering price per share	$16.89

*	At October 31, 2023, securities with an aggregate value of $67,763,430 were on loan to brokers.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

15	Invesco Global Allocation Fund

Consolidated Statement of Operations

For the year ended October 31, 2023

Investment income:

Interest	$8,472,774
Dividends (net of foreign withholding taxes of $369,299)	6,920,203

Dividends from affiliates (includes net securities lending income of $634,369)	15,553,218

Foreign withholding tax claims	159,353

Total investment income	31,105,548

Expenses:

Advisory fees	8,267,435

Administrative services fees	150,833

Custodian fees	189,774

Distribution fees:
Class A	2,238,114

Class C	477,274

Class R	166,123

Transfer agent fees – A, C, R and Y	1,636,793

Transfer agent fees – R5	4

Transfer agent fees – R6	7,999

Trustees’ and officers’ fees and benefits	41,357

Registration and filing fees	104,195

Reports to shareholders	105,975

Professional services fees	129,753

Other	53,879

Total expenses	13,569,508

Less: Fees waived and/or expense offset arrangement(s)	(1,638,746)

Net expenses	11,930,762

Net investment income	19,174,786

Realized and unrealized gain (loss) from:

Net realized gain (loss) from:
Unaffiliated investment securities (net of foreign taxes of $203,854)	(34,724,476)

Affiliated investment securities	5,028,914

Foreign currencies	(165,128)

Forward foreign currency contracts	9,031,590

Futures contracts	1,532,007

Swap agreements	(2,242,050)

(21,539,143)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities (net of foreign taxes of $53,286)	57,536,729

Affiliated investment securities	10,613,276

Foreign currencies	(1,191,951)

Forward foreign currency contracts	(1,308,028)

Futures contracts	(9,019,405)

Swap agreements	4,543,709

61,174,330

Net realized and unrealized gain	39,635,187

Net increase in net assets resulting from operations	$58,809,973

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

16	Invesco Global Allocation Fund

Consolidated Statement of Changes in Net Assets

For the years ended October 31, 2023 and 2022

	2023	2022

Operations:

Net investment income	$19,174,786	$16,086,876

Net realized gain (loss)	(21,539,143)	(465,179)

Change in net unrealized appreciation (depreciation)	61,174,330	(271,277,739)

Net increase (decrease) in net assets resulting from operations	58,809,973	(255,656,042)

Distributions to shareholders from distributable earnings:

Class A	(47,881,874)	(146,614,587)

Class C	(2,520,753)	(9,123,275)

Class R	(1,702,221)	(5,093,988)

Class Y	(2,864,646)	(9,300,035)

Class R5	(683)	(2,002)

Class R6	(2,193,824)	(5,849,031)

Total distributions from distributable earnings	(57,164,001)	(175,982,918)

Share transactions-net:

Class A	(30,802,811)	49,715,808

Class C	(9,452,770)	(471,104)

Class R	544,280	3,926,613

Class Y	(2,105,706)	(719,309)

Class R5	(1,582)	484

Class R6	(24,334,807)	5,423,105

Net increase (decrease) in net assets resulting from share transactions	(66,153,396)	57,875,597

Net increase (decrease) in net assets	(64,507,424)	(373,763,363)

Net assets:

Beginning of year	1,029,636,146	1,403,399,509

End of year	$965,128,722	$1,029,636,146

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

17	Invesco Global Allocation Fund

Consolidated Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(c)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(c)		Ratio of net investment income to average net assets		Portfolio turnover (d)
Class A
Year ended 10/31/23	$16.79	$0.32	$ 0.57	$ 0.89	$(0.94)	$ –	$(0.94)	$16.74	5.30%	$ 831,967	1.11%		1.27%		1.84%		77%
Year ended 10/31/22	23.79	0.26	(4.25)	(3.99)	(0.47)	(2.54)	(3.01)	16.79	(19.06)	862,663	1.15		1.23		1.36		151
Year ended 10/31/21	18.75	0.22	4.82	5.04	–	–	–	23.79	26.88	1,173,186	1.15		1.25		1.01		51
Year ended 10/31/20	18.21	0.15	0.39	0.54	–	–	–	18.75	2.97	999,336	1.20		1.32		0.85		82
Year ended 10/31/19	18.48	0.13	1.16	1.29	(0.39)	(1.17)	(1.56)	18.21	8.05	1,093,027	1.21		1.31		0.75		52
Class C
Year ended 10/31/23	15.56	0.17	0.54	0.71	(0.80)	–	(0.80)	15.47	4.51	40,307	1.86		2.02		1.09		77
Year ended 10/31/22	22.23	0.11	(3.95)	(3.84)	(0.29)	(2.54)	(2.83)	15.56	(19.63)	49,615	1.90		1.98		0.61		151
Year ended 10/31/21	17.66	0.05	4.52	4.57	–	–	–	22.23	25.88	72,605	1.90		2.00		0.26		51
Year ended 10/31/20	17.28	0.02	0.36	0.38	–	–	–	17.66	2.20	77,710	1.95		2.07		0.10		82
Year ended 10/31/19	17.59	0.00	1.10	1.10	(0.24)	(1.17)	(1.41)	17.28	7.22	92,142	1.96		2.06		0.00		52
Class R
Year ended 10/31/23	16.27	0.27	0.56	0.83	(0.90)	–	(0.90)	16.20	5.05	31,487	1.36		1.52		1.59		77
Year ended 10/31/22	23.13	0.20	(4.11)	(3.91)	(0.41)	(2.54)	(2.95)	16.27	(19.22)	31,034	1.40		1.48		1.11		151
Year ended 10/31/21	18.28	0.16	4.69	4.85	–	–	–	23.13	26.53	39,793	1.40		1.50		0.76		51
Year ended 10/31/20	17.79	0.11	0.38	0.49	–	–	–	18.28	2.75	34,012	1.45		1.57		0.60		82
Year ended 10/31/19	18.10	0.09	1.11	1.20	(0.34)	(1.17)	(1.51)	17.79	7.68	38,552	1.46		1.56		0.50		52
Class Y
Year ended 10/31/23	16.87	0.36	0.57	0.93	(0.99)	–	(0.99)	16.81	5.52	47,784	0.86		1.02		2.09		77
Year ended 10/31/22	23.89	0.31	(4.26)	(3.95)	(0.53)	(2.54)	(3.07)	16.87	(18.84)	49,841	0.90		0.98		1.61		151
Year ended 10/31/21	18.78	0.28	4.83	5.11	–	–	–	23.89	27.21	72,519	0.90		1.00		1.26		51
Year ended 10/31/20	18.21	0.20	0.38	0.58	(0.01)	–	(0.01)	18.78	3.27	65,397	0.95		1.07		1.10		82
Year ended 10/31/19	18.49	0.18	1.14	1.32	(0.43)	(1.17)	(1.60)	18.21	8.27	74,260	0.96		1.06		0.99		52
Class R5
Year ended 10/31/23	16.96	0.39	0.57	0.96	(1.02)	–	(1.02)	16.90	5.64	10	0.74		0.89		2.21		77
Year ended 10/31/22	24.02	0.33	(4.29)	(3.96)	(0.56)	(2.54)	(3.10)	16.96	(18.77)	11	0.78		0.86		1.73		151
Year ended 10/31/21	18.85	0.32	4.85	5.17	–	–	–	24.02	27.43	15	0.76		0.86		1.40		51
Year ended 10/31/20	18.24	0.24	0.39	0.63	(0.02)	–	(0.02)	18.85	3.45	11	0.76		0.87		1.29		82
Period ended 10/31/19(e)	17.36	0.09	0.79	0.88	–	–	–	18.24	5.07	11	0.85	(f)	0.93	(f)	1.11	(f)	52
Class R6
Year ended 10/31/23	16.93	0.38	0.60	0.98	(1.02)	–	(1.02)	16.89	5.77	13,573	0.74		0.89		2.21		77
Year ended 10/31/22	23.98	0.33	(4.28)	(3.95)	(0.56)	(2.54)	(3.10)	16.93	(18.77)	36,473	0.78		0.86		1.73		151
Year ended 10/31/21	18.83	0.31	4.84	5.15	–	–	–	23.98	27.35	45,281	0.76		0.86		1.40		51
Year ended 10/31/20	18.22	0.24	0.39	0.63	(0.02)	–	(0.02)	18.83	3.46	36,260	0.76		0.87		1.29		82
Year ended 10/31/19	18.51	0.21	1.14	1.35	(0.47)	(1.17)	(1.64)	18.22	8.48	37,741	0.79		0.88		1.17		52

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Does not include estimated acquired fund fees from underlying funds of 0.20%, 0.15%, 0.17%, 0.14% and 0.08% for the years ended October 31, 2023, 2022, 2021, 2020 and 2019, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Commencement date after the close of business on May 24, 2019.
(f)	Annualized.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

18	Invesco Global Allocation Fund

Notes to Consolidated Financial Statements

October 31, 2023

NOTE 1–Significant Accounting Policies

Invesco Global Allocation Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these consolidated financial statements pertains only to the Fund and the Invesco Global Allocation Fund (Cayman) Ltd. (the “Subsidiary”), a wholly-owned and controlled subsidiary by the Fund organized under the laws of the Cayman Islands. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund will seek to gain exposure to commodity-linked derivatives primarily through investments in the Subsidiary. The Subsidiary was organized by the Fund to invest in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts), and certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. The Fund may invest up to 25% of its total assets in the Subsidiary.

The Fund’s investment objective is to seek total return.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the

19	Invesco Global Allocation Fund

inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Consolidated Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Consolidated Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the consolidated financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Foreign Withholding Taxes – The Fund is subject to foreign withholding tax imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Fund may file withholding tax refunds in certain jurisdictions to seek to recover a portion of amounts previously withheld. The Fund will record a receivable for such tax refunds based on several factors including; an assessment of a jurisdiction’s legal obligation to pay reclaims, administrative practices and payment history. Any receivables recorded will be shown under receivables for Foreign withholding tax claims on the Consolidated Statement of Assets and Liabilities. There is no guarantee that the Fund will receive refunds applied for in a timely manner or at all.

As a result of recent court rulings in certain countries across the European Union, tax refunds for previously withheld taxes on dividends earned in those countries have been received by investment companies. Any tax refund payments are reflected as Foreign withholding tax claims in the Consolidated Statement of Operations, and any related interest is included in Interest income. The Fund may incur fees paid to third party providers that assist in the recovery of the tax reclaims. These fees are reflected on the Consolidated Statement of Operations as Professional services fees, if any. In the event tax refunds received by the Fund during the fiscal year exceed the foreign withholding taxes paid by the Fund for the year, and the Fund previously passed foreign tax credits on to its shareholders, the Fund intends to enter into a closing agreement with the Internal Revenue Service in order to pay the associated liability on behalf of the Funds’ shareholders. For the year ended October 31, 2023, the Fund did not enter into any closing agreements.

G.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

H.

Accounting Estimates – The financial statements are prepared on a consolidated basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. The accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. All inter-company accounts and transactions have been eliminated in consolidation.

In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.

I.	Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust, and under the Subsidiary’s

20	Invesco Global Allocation Fund

organizational documents, the directors and officers of the Subsidiary, are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund and/or the Subsidiary, respectively. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
J.

Securities Purchased on a When-Issued and Delayed Delivery Basis – The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

K.

Securities Lending - The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Consolidated Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliates on the Consolidated Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Consolidated Statement of Assets and Liabilities.

The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended October 31, 2023, the Fund paid the Adviser $68,200 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliates on the Consolidated Statement of Operations.

L.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Consolidated Statement of Operations.

M.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.

N.

Futures Contracts – The Fund may enter into futures contracts to equitize the Fund’s cash holdings or to manage exposure to interest rate, equity, commodity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying instrument or asset. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to

21	Invesco Global Allocation Fund

liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.
O.

Swap Agreements - The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency, commodity or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s net asset value (“NAV”) per share over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Consolidated Schedule of Investments and cash deposited is recorded on the Consolidated Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

A total return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income generated and capital gains, if any. The unrealized appreciation (depreciation) on total return swaps includes dividends on the underlying securities and financing rate payable from the Counterparty. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. Cash held as collateral is recorded as deposits with brokers on the Consolidated Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations, which could result in the Fund accruing additional expenses. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) includes credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the Counterparty. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of October 31, 2023, if any, for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced

22	Invesco Global Allocation Fund

obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

P.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

Q.

Collateral –To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.

R.	Other Risks - Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

Increases in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal redemptions by shareholders, which could potentially increase the Fund’s portfolio turnover rate and transaction costs.

Policy changes by the U.S. government or its regulatory agencies and political events within the U.S. and abroad may, among other things, affect investor and consumer confidence and increase volatility in the financial markets, perhaps suddenly and to a significant degree, which may adversely impact the Fund’s operations, universe of potential investment options, and return potential.

Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Such countries’ economies may be more dependent on relatively few industries or investors that may be highly vulnerable to local and global changes. Companies in emerging market countries generally may be subject to less stringent regulatory, disclosure, financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries. As a result, information, including financial information, about such companies may be less available and reliable, which can impede the Fund’s ability to evaluate such companies. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably, and the ability to bring and enforce actions (including bankruptcy, confiscatory taxation, expropriation, nationalization of a company’s assets, restrictions on foreign ownership of local companies, restrictions on withdrawing assets from the country, protectionist measures and practices such as share blocking), or to obtain information needed to pursue or enforce such actions, may be limited. In addition, the ability of foreign entities to participate in privatization programs of certain developing or emerging market countries may be limited by local law. Investments in emerging market securities may be subject to additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser less the amount paid by the Subsidiary to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate*

Up to $1 billion	0.800%

Next $2 billion	0.760%

Next $1 billion	0.710%

Next $1 billion	0.660%

Next $1 billion	0.600%

Next $1 billion	0.550%

Next $2 billion	0.500%

Over $9 billion	0.480%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended October 31, 2023, the effective advisory fee rate incurred by the Fund was 0.78%.

The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays an advisory fee to the Adviser based on the annual rate of the Subsidiary’s average daily net assets as set forth in the table above.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

Effective July 1, 2023, the Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.25%, 3.00%, 2.50%, 2.00%, 2.00% and 2.00%, respectively, of the Fund’s average daily net assets (the “boundary limits”). Prior to July 1, 2023, the same boundary limits were in effect with an expiration date of June 30, 2023. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of the Fund directly, but are fees and expenses, including management fees, of the investment companies in which the Fund invests. As a result, the total annual fund operating expenses after fee waiver and/or expense reimbursement may exceed the boundary limits above. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.

Further, the Adviser has contractually agreed, through at least June 30, 2025, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended October 31, 2023, the Adviser waived advisory fees of $1,570,019.

23	Invesco Global Allocation Fund

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2023, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2023, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2023, expenses incurred under the Plans are shown in the Consolidated Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2023, IDI advised the Fund that IDI retained $65,745 in front-end sales commissions from the sale of Class A shares and $4,246 and $8,456 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Exchange-Traded Funds	$502,370,208	$–	$–	$502,370,208

Common Stocks & Other Equity Interests	98,750,594	87,526,230	272,280	186,549,104

U.S. Treasury Securities	–	184,043,258	–	184,043,258

Preferred Stocks	–	–	812,066	812,066

Event-Linked Bonds	–	–	703,811	703,811

Money Market Funds	66,775,110	69,094,603	–	135,869,713

Total Investments in Securities	667,895,912	340,664,091	1,788,157	1,010,348,160

Other Investments - Assets*

Futures Contracts	8,572,166	–	–	8,572,166

Forward Foreign Currency Contracts	–	4,092,667	–	4,092,667

Swap Agreements	–	9,962,294	–	9,962,294

	8,572,166	14,054,961	–	22,627,127

24	Invesco Global Allocation Fund

	Level 1	Level 2	Level 3	Total

Other Investments - Liabilities*

Futures Contracts	$(16,177,688)	$–	$–	$(16,177,688)

Forward Foreign Currency Contracts	–	(1,719,286)	–	(1,719,286)

Swap Agreements	–	(5,490,731)	–	(5,490,731)

	(16,177,688)	(7,210,017)	–	(23,387,705)

Total Other Investments	(7,605,522)	6,844,944	–	(760,578)

Total Investments	$660,290,390	$347,509,035	$1,788,157	$1,009,587,582

*	Forward foreign currency contracts, futures contracts and swap agreements are valued at unrealized appreciation (depreciation).

NOTE 4–Derivative Investments

The Fund may enter into an ISDA Master Agreement under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Consolidated Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2023:

	Value
Derivative Assets	Currency Risk	Equity Risk	Total

Unrealized appreciation on futures contracts –Exchange-Traded(a)	$–	$8,572,166	$8,572,166

Unrealized appreciation on forward foreign currency contracts outstanding	4,092,667	–	4,092,667

Unrealized appreciation on swap agreements – OTC	–	9,962,294	9,962,294

Total Derivative Assets	4,092,667	18,534,460	22,627,127

Derivatives not subject to master netting agreements	–	(8,572,166)	(8,572,166)

Total Derivative Assets subject to master netting agreements	$4,092,667	$9,962,294	$14,054,961

	Value
Derivative Liabilities	Currency Risk	Equity Risk	Interest Rate Risk	Total

Unrealized depreciation on futures contracts –Exchange-Traded(a)	$–	$(14,442,306)	$(1,735,382)	$(16,177,688)

Unrealized depreciation on forward foreign currency contracts outstanding	(1,719,286)	–	–	(1,719,286)

Unrealized depreciation on swap agreements – OTC	–	(5,490,731)	–	(5,490,731)

Total Derivative Liabilities	(1,719,286)	(19,933,037)	(1,735,382)	(23,387,705)

Derivatives not subject to master netting agreements	–	14,442,306	1,735,382	16,177,688

Total Derivative Liabilities subject to master netting agreements	$(1,719,286)	$(5,490,731)	$–	$(7,210,017)

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Consolidated Statement of Assets and Liabilities.

25	Invesco Global Allocation Fund

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of October 31, 2023.

	Financial Derivative Assets			Financial Derivative Liabilities				Collateral (Received)/Pledged
	Forward			Forward
	Foreign			Foreign
	Currency	Swap	Total	Currency	Swap	Total	Net Value of			Net
Counterparty	Contracts	Agreements	Assets	Contracts	Agreements	Liabilities	Derivatives	Non–Cash	Cash	Amount

Barclays Bank PLC	$–	$–	$–	$(87,507)	$–	$(87,507)	$(87,507)	$–	$–	$(87,507)

BNP Paribas S.A.	835,136	–	835,136	(47,323)	–	(47,323)	787,813	(787,813)	–	–

Citibank, N.A.	6,040	–	6,040	(134,710)	–	(134,710)	(128,670)	–	40,000	(88,670)

Deutsche Bank AG	86,332	–	86,332	(13,218)	–	(13,218)	73,114	–	–	73,114

Goldman Sachs International	–	11,090,719	11,090,719	–	(6,566,096)	(6,566,096)	4,524,623	–	(4,524,623)	–

HSBC Bank USA	396,274	–	396,274	–	–	–	396,274	–	(310,000)	86,274

J.P. Morgan Chase Bank, N.A.	2,015,574	–	2,015,574	(938,863)	–	(938,863)	1,076,711	(799,586)	–	277,125

Merrill Lynch International	–	–	–	(437,191)	–	(437,191)	(437,191)	–	300,000	(137,191)

Morgan Stanley and Co. International PLC	245,385	–	245,385	(60,474)	–	(60,474)	184,911	(184,911)	–	–

Standard Chartered Bank PLC	52,707	–	52,707	–	–	–	52,707	–	–	52,707

State Street Bank & Trust Co.	1	–	1	–	–	–	1	–	–	1

UBS AG	455,218	–	455,218	–	–	–	455,218	(52,612)	–	402,606

Total	$4,092,667	$11,090,719	$15,183,386	$(1,719,286)	$(6,566,096)	$(8,285,382)	$6,898,004	$(1,824,922)	$(4,494,623)	$578,459

Effect of Derivative Investments for the year ended October 31, 2023

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Consolidated Statement of Operations
	Currency	Equity	Interest
	Risk	Risk	Rate Risk	Total

Realized Gain (Loss):
Forward foreign currency contracts	$9,031,590	$-	$-	$9,031,590

Futures contracts	-	8,030,398	(6,498,391)	1,532,007

Swap agreements	-	11,922,100	(14,164,150)	(2,242,050)

Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	(1,308,028)	-	-	(1,308,028)

Futures contracts	-	(7,284,023)	(1,735,382)	(9,019,405)

Swap agreements	-	4,543,709	-	4,543,709

Total	$7,723,562	$17,212,184	$(22,397,923)	$2,537,823

The table below summarizes the average notional value of derivatives held during the period.

	Forward
	Foreign Currency	Futures	Swap
	Contracts	Contracts	Agreements

Average notional value	$521,106,887	$420,211,832	$268,520,388

NOTE 5–Security Transactions with Affiliated Funds

The Fund is permitted to purchase securities from or sell securities to certain other affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund that is or could be considered an “affiliated person” by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers is made in reliance on Rule 17a-7 of the 1940 Act and, to the extent applicable, related SEC staff positions. Each such transaction is effected at the security’s “current market price”, as provided for in these procedures and Rule 17a-7. Pursuant to these procedures, for the year ended October 31, 2023, the Fund engaged in securities purchases of $107,391.

26	Invesco Global Allocation Fund

NOTE 6–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2023, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $68,727.

NOTE 7–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Obligations under the deferred compensation plan represent unsecured claims against the general assets of the Fund.

NOTE 8–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 9–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2023 and 2022:

	2023	2022

Ordinary income*	$57,164,001	$42,824,477

Long-term capital gain	–	133,158,441

Total distributions	$57,164,001	$175,982,918

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2023

Undistributed ordinary income	$22,491,711

Net unrealized appreciation – investments	31,626,249

Net unrealized appreciation – foreign currencies	3,490,956

Temporary book/tax differences	(356,832)

Capital loss carryforward	(81,848,857)

Shares of beneficial interest	989,725,495

Total net assets	$965,128,722

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to derivative instruments and partnerships.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of October 31, 2023, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$61,225,737	$20,623,120	$81,848,857

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 10–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2023 was $521,229,691 and $660,445,349, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$123,151,304

Aggregate unrealized (depreciation) of investments	(91,525,055)

Net unrealized appreciation of investments	$31,626,249

Cost of investments for tax purposes is $977,961,333.

27	Invesco Global Allocation Fund

NOTE 11–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, foreign capital gains taxes, elimination entry and derivative instruments, on October 31, 2023, undistributed net investment income was decreased by $446,587, undistributed net realized gain (loss) was increased by $720,935 and shares of beneficial interest was decreased by $274,348. This reclassification had no effect on the net assets of the Fund.

NOTE 12–Share Information

	Summary of Share Activity

	Year ended		Year ended
	October 31, 2023(a)		October 31, 2022
	Shares	Amount	Shares	Amount

Sold:
Class A	2,104,279	$36,556,656	1,861,609	$35,693,983

Class C	394,070	6,361,218	361,281	6,556,324

Class R	255,761	4,299,706	245,339	4,601,243

Class Y	622,323	10,775,452	445,783	8,682,723

Class R5	24	411	69	1,288

Class R6	288,198	5,024,613	299,431	5,529,328

Issued as reinvestment of dividends:
Class A	2,688,808	45,171,947	6,786,388	139,326,608

Class C	156,665	2,448,672	466,344	8,926,958

Class R	103,808	1,691,039	253,570	5,052,342

Class Y	135,028	2,273,865	361,963	7,459,544

Class R5	6	97	10	217

Class R6	127,802	2,158,573	277,815	5,733,961

Automatic conversion of Class C shares to Class A shares:
Class A	273,668	4,749,477	268,532	5,035,795

Class C	(295,264)	(4,749,477)	(288,672)	(5,035,795)

Reacquired:
Class A	(6,749,383)	(117,280,891)	(6,855,559)	(130,340,578)

Class C	(839,249)	(13,513,183)	(615,204)	(10,918,591)

Class R	(323,223)	(5,446,465)	(311,209)	(5,726,972)

Class Y	(870,556)	(15,155,023)	(888,313)	(16,861,576)

Class R5	(117)	(2,090)	(56)	(1,021)

Class R6	(1,766,232)	(31,517,993)	(311,642)	(5,840,184)

Net increase (decrease) in share activity	(3,693,584)	$(66,153,396)	2,357,479	$57,875,597

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 12% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

28	Invesco Global Allocation Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco Global Allocation Fund

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Invesco Global Allocation Fund and its subsidiary (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), referred to hereafter as the “Fund”) as of October 31, 2023, the related consolidated statement of operations for the year ended October 31, 2023, the consolidated statement of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the consolidated financial highlights for each of the periods indicated therein (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2023 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian, transfer agent, brokers and insurance companies. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

December 21, 2023

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

29	Invesco Global Allocation Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2023 through October 31, 2023.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/23)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$937.80	$5.08	$1,019.96	$5.30	1.04%
Class C	1,000.00	934.10	8.73	1,016.18	9.10	1.79
Class R	1,000.00	936.90	6.30	1,018.70	6.56	1.29
Class Y	1,000.00	939.10	3.86	1,021.22	4.02	0.79
Class R5	1,000.00	939.40	3.42	1,021.68	3.57	0.70
Class R6	1,000.00	939.30	3.42	1,021.68	3.57	0.70

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2023 through October 31, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

30	Invesco Global Allocation Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 13, 2023, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Global Allocation Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC, Invesco Asset Management (India) Private Limited and OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2023. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees, that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the annual review process for the Invesco Funds’ investment advisory and sub-advisory contracts. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

    As part of the contract renewal process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior

Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 2, 2023 and June 13, 2023, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel. Also, as part of the contract renewal process, the independent Trustees reviewed and considered information provided in response to follow-up requests for information submitted by the independent Trustees to management. The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer.

    The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 13, 2023.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board considered recent senior management changes at Invesco and Invesco Advisers, including the appointment of new Co-Heads of Investments, that had been presented to and discussed with the Board. The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology used to manage such risks. The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

    The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

    The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2022 to the performance of funds in the Broadridge performance universe and against the Custom Invesco Global Allocation Index (Index). The Board noted that performance of Class A shares of the Fund was in the fourth quintile of its performance universe for the one year period, the second quintile for the three year period and the third quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that

31	Invesco Global Allocation Fund

performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods. The Board considered that the Fund was created in connection with Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the “Transaction”) and that the Fund’s performance prior to the closing of the Transaction on May 24, 2019 is that of its predecessor fund. The Board considered that the Fund recently underwent a change in portfolio management in March 2023. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was above the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund-by-fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

    The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

    The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

    The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D. Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board acknowledged the difficulty in calculating and measuring economies of scale at the individual fund level; noting that only indicative and estimated measures are available at the individual fund level and that such measures are subject to uncertainty. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually. The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits realized as to that Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts. The Board noted the cyclical and competitive nature of the global asset management industry.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

    The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’

or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

    The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

    The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.

    The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

32	Invesco Global Allocation Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2023:

Federal and State Income Tax
Qualified Dividend Income*	8.23%
Corporate Dividends Received Deduction*	1.03%
U.S. Treasury Obligations*	8.61%
Qualified Business Income*	0.00%
Business Interest Income*	6.86%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

33	Invesco Global Allocation Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Chairman Emeritus, Invesco Ltd.; Trustee and Vice Chair, The Invesco Funds; and Member of Executive Board, SMU Cox School of Business

Formerly: Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Vice Chair, Investment Company Institute; Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			169	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Global Allocation Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown - 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	169

Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit)

Formerly: President and Director

Director of Grahamtastic Connection (non-profit)

Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	169	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones - 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	169	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Boad Member, First Financial Bankshares, Inc. Texas
Elizabeth Krentzman - 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			169	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	169	Blue Hills Bank; Member and Chairman, Bentley University, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis - 1950 Trustee	2001	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	169	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco Global Allocation Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			169	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non- profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	169	None
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	169	None
Daniel S. Vandivort - 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	169	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

T-3	Invesco Global Allocation Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Glenn Brightman - 1972 President and Principal Executive Officer	2023

Chief Operating Officer, Americas, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds.

Formerly: Global Head of Finance, Invesco Ltd; Executive Vice President and Chief Financial Officer, Nuveen

			N/A	N/A
Melanie Ringold - 1975 Senior Vice President, Chief Legal Officer and Secretary	2023

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI SteelPath, Inc.; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Assistant Secretary, Invesco Distributors, Inc., Invesco Advisers, Inc., Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Chief Executive Officer, President and Executive Director, Invesco Ltd.; Senior Vice President, Invesco Group Services, Inc.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds and Trustee, Invesco Foundation, Inc.

Formerly: Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco Global Allocation Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Tony Wong - 1973 Senior Vice President	2023

Senior Managing Director, Invesco Ltd.; Director, Chairman, Chief Executive Officer and President, Invesco Advisers, Inc.; Director and Chairman, Invesco Private Capital, Inc., INVESCO Private Capital Investments, Inc. and INVESCO Realty, Inc.; Director, Invesco Senior Secured Management, Inc.; President, Invesco Managed Accounts, LLC and SNW Asset Management Corporation; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds; and Vice President, Invesco Advisers, Inc.

			N/A	N/A
Stephanie C. Butcher - 1971 Senior Vice President	2023	Senior Managing Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; Director and Chief Executive Officer, Invesco Asset Management Limited	N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Senior Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Senior Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President, The Invesco Funds; Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5	Invesco Global Allocation Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. - 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1331 Spring Street, NW, Suite 2500	11 Greenway Plaza	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Sidley Austin LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	787 Seventh Avenue	11 Greenway Plaza	225 Franklin Street
Philadelphia, PA 19103-7018	New York, NY 10019	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6	Invesco Global Allocation Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05426 and 033-19338	Invesco Distributors, Inc.	O-GLAL-AR-1

Annual Report to Shareholders	October 31, 2023

Invesco Global Infrastructure Fund

Nasdaq:

A: GIZAX ∎ C: GIZCX ∎ R: GIZRX ∎ Y: GIZYX ∎ R5: GIZFX ∎ R6: GIZSX

2	Management’s Discussion

2	Performance Summary

3	Long-Term Fund Performance

5	Supplemental Information

7	Schedule of Investments

9	Financial Statements

12	Financial Highlights

13	Notes to Financial Statements

19	Report of Independent Registered Public Accounting Firm

20	Fund Expenses

21	Approval of Investment Advisory and Sub-Advisory Contracts

23	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2023, Class A shares of Invesco Global Infrastructure Fund (the Fund), at net asset value (NAV), underperformed the Dow Jones Brookfield Global Infrastructure Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/22 to 10/31/23, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-5.29%
Class C Shares	-6.02
Class R Shares	-5.54
Class Y Shares	-5.13
Class R5 Shares	-5.12
Class R6 Shares	-5.12
MSCI World Index▼ (Broad Market Index)	10.48
Dow Jones Brookfield Global Infrastructure Index▼ (Style-Specific Index)	-2.90
Lipper Global Infrastructure Funds Classification Average∎ (Peer Group)	-3.09

Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

Global equity markets posted gains in November 2022, after better inflation data sparked a rally. However, investor sentiment worsened in December after central banks signaled continued interest rate hikes into 2023, as inflation remained above target levels. International stocks outperformed US stocks in the fourth quarter of 2022, led by results in the UK and the rest of Europe. Emerging market equities also posted gains for the fourth quarter of 2022, driven by China, which eased its zero-COVID-19 policy and started to reopen.

    For the first half of 2023, global equity markets continued to deliver gains amid continued interest rate increases, volatility and a banking crisis. The largest shock came in March 2023 as the failure of two US regional banks, Silicon Valley Bank and Signature Bank, along with the subsequent UBS takeover of Credit Suisse, led to a selloff in US and European financial stocks. Optimism about AI (Artificial Intelligence) boosted technology stocks during the second quarter of 2023. Emerging market equities also posted gains for the first half of 2023, but within the region, China’s equities declined due to weaker-than-expected economic data, real estate developer debt issues and geopolitical concerns.

    The global equity rally in the first half of 2023 came to an end in the third quarter as global equity markets declined. Concerns about a slowing global economy and interest rates staying “higher for longer” hampered stock returns. During the quarter, value stocks outperformed growth stocks. Energy was the best performing sector, ending the quarter in positive territory, boosted by rising oil prices as Russia and the Organization of Petroleum Exporting Countries (OPEC) cut supplies. Developed global equities underperformed emerging market equities. Within emerging markets, China’s equities were weighed down by concerns in the real estate sector, but positive performance in the United Arab Emirates, Turkey and India offset those results.

    Global equity markets continued their decline in October 2023, but growth stocks managed to outperform value stocks. Despite higher rates and increased market volatility, both developed market equities and emerging market equities finished the fiscal year ended October 31, 2023, in positive territory.

    Global infrastructure stocks posted negative absolute performance over the fiscal year and underperformed broad global market equities over the period. The Fund’s Class A shares underperformed the Dow Jones Brookfield Global Infrastructure Index, its style-specific benchmark. An underweight to the midstream energy sector and security selection among the electric utility sectors were the main detractors to relative performance while the major positive drivers of relative performance came from security selection within the water and diversified sectors.

    Eversource Energy, the largest New England utility and one of the country’s largest utility companies, was a top individual detractor from the Fund’s performance. The stock underperformed as the company’s offshore wind assets took a write-down ahead of its expected sale. Also, the rapid rise in interest rates caused markets to reduce the stock’s valuation along with other renewable assets around the world. One of the largest detractors to relative performance arose from an underweight in Williams Companies, a midstream services company. Williams, along with other midstream companies saw their stock prices rise during the period as prices of natural gas and oil increased due to OPEC production cuts and the extension of those cuts through the rest of 2023. The position in Williams has been exited.

    Top individual relative contributors to Fund performance for the fiscal year include SSE, Transurban and Italgas. SSE, a UK-based diversified utility company’s outperformance stemmed from a solid balance sheet and strong inflation-linked sales growth in the UK. Italgas outperformed as Italian utilities had full inflation pass-through proving to be a material advantage relative to other utilities. Transurban outperformed on the back of a strong rebound in Australian toll traffic and inflation linked toll increases. The positions in SSE, Transurban, and Italgas have been exited.

    Given the continued resilience in the US economy, we have added to sectors that we expect to outperform in an environment of higher interest rates for an extended period of time. At the close of the fiscal year, relative to the style-specific benchmark, the Fund held overweight positions in water, midstream services, ports, and satellites sectors and underweight positions in electric utilities, tolls, gas distribution, and diversified sectors.

    We thank you for your continued investment in Invesco Global Infrastructure Fund.

Portfolio manager(s):

James Cowen

Grant Jackson

Darin Turner

Ping-Ying Wang

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

2	Invesco Global Infrastructure Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 5/2/14

1 Source: RIMES Technologies Corp.

2 Source: Lipper Inc.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

3	Invesco Global Infrastructure Fund

Average Annual Total Returns
As of 10/31/23, including maximum applicable sales charges

Class A Shares
Inception (5/2/14)	2.07%
5 Years	1.76
1 Year	-10.52

Class C Shares
Inception (5/2/14)	2.01%
5 Years	2.13
1 Year	-6.95

Class R Shares
Inception (5/2/14)	2.41%
5 Years	2.62
1 Year	-5.54

Class Y Shares
Inception (5/2/14)	2.93%
5 Years	3.15
1 Year	-5.13

Class R5 Shares
Inception (5/2/14)	2.93%
5 Years	3.15
1 Year	-5.12
Class R6 Shares
Inception (5/2/14)	2.93%
5 Years	3.16
1 Year	-5.12

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

4	Invesco Global Infrastructure Fund

Supplemental Information

Invesco Global Infrastructure Fund’s investment objective is total return through growth of capital and current income.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2023, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎

The MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

∎

The Dow Jones Brookfield Global Infrastructure Index is designed to measure the stock performance of infrastructure companies domiciled globally and covers all sectors of the infrastructure market. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

∎	The Lipper Global Infrastructure Funds Classification Average represents an average of all the funds in the Lipper Global Infrastructure Funds classification.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

5	Invesco Global Infrastructure Fund

Fund Information

Portfolio Composition

By infrastructure sector, based on Net Assets

Midstream	24.77%

Towers	14.36

Diversified	12.57

Water Utilities	12.28

Multi-Utilities	12.02

Electric Utilities	11.02

Gas Utilities	6.01

Airports	3.74

Satellites	1.79

Money Market Funds Plus Other Assets Less Liabilities	1.44

Top 10 Equity Holdings*

		% of total net assets

1.	ONEOK, Inc.	6.81%

2.	Vinci S.A.	6.75

3.	Sempra	6.59

4.	Pennon Group PLC	5.88

5.	TC Energy Corp.	5.82

6.	Cheniere Energy, Inc.	5.09

7.	American Tower Corp.	5.04

8.	Essential Utilities, Inc.	4.84

9.	Xcel Energy, Inc.	4.75

10.	National Grid PLC	4.55

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of October 31, 2023.

6	Invesco Global Infrastructure Fund

Schedule of Investments

October 31, 2023

	Shares	Value

Common Stocks & Other Equity Interests–98.56%
Australia–4.04%
APA Group	711,477	$3,737,207

Brazil–0.41%
Cia de Saneamento Basico do Estado de Sao Paulo SABESP, ADR	33,229	383,463

Canada–13.62%
Enbridge, Inc.	115,762	3,709,726

Gibson Energy, Inc.	171,852	2,611,085

Pembina Pipeline Corp.	28,786	885,947

TC Energy Corp.	156,253	5,381,390

		12,588,148

China–2.20%
China Gas Holdings Ltd.	285,600	256,727

China Resources Gas Group Ltd.	251,700	744,268

ENN Energy Holdings Ltd.	108,000	824,251

Hainan Meilan International Airport Co. Ltd.(a)	257,000	209,302

		2,034,548

France–6.75%
Vinci S.A.	56,383	6,234,848

Luxembourg–1.79%
SES S.A., FDR	283,798	1,654,447

Mexico–2.39%
Grupo Aeroportuario del Sureste S.A.B. de C.V., ADR	10,233	2,212,477

Netherlands–3.45%
Koninklijke Vopak N.V.	94,528	3,188,297

Spain–3.37%
Aena SME S.A.(b)	7,154	1,036,762

Cellnex Telecom S.A.(b)	70,476	2,077,309

		3,114,071

United Kingdom–11.58%
National Grid PLC	353,738	4,203,924

Pennon Group PLC	611,678	5,434,740

Severn Trent PLC	32,796	1,063,487

		10,702,151

Investment Abbreviations:

ADR - American Depositary Receipt

FDR - Fiduciary Depositary Receipt

	Shares	Value

United States–48.96%
American Tower Corp.(c)	26,155	$4,660,559

Cheniere Energy, Inc.	28,273	4,705,193

Crown Castle, Inc.	26,641	2,477,080

Essential Utilities, Inc.	133,680	4,472,933

Eversource Energy	27,076	1,456,418

NextEra Energy, Inc.	20,939	1,220,744

NiSource, Inc.	32,337	813,599

ONEOK, Inc.	96,474	6,290,105

PG&E Corp.(a)	102,461	1,670,114

PPL Corp.	58,581	1,439,335

SBA Communications Corp., Class A	19,435	4,054,724

Sempra	86,989	6,091,840

Targa Resources Corp.	18,050	1,509,160

Xcel Energy, Inc.	74,144	4,394,515

		45,256,319

Total Common Stocks & Other Equity Interests (Cost $93,040,967)		91,105,976

Money Market Funds–1.47%
Invesco Government & Agency Portfolio, Institutional Class, 5.27%(d)(e)	474,556	474,556

Invesco Liquid Assets Portfolio, Institutional Class, 5.40%(d)(e)	338,890	338,991

Invesco Treasury Portfolio, Institutional Class, 5.27%(d)(e)	542,350	542,350

Total Money Market Funds (Cost $1,355,867)		1,355,897

TOTAL INVESTMENTS IN SECURITIES (excluding Investments purchased with cash collateral from securities on loan)-100.03% (Cost $94,396,834)		92,461,873

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–2.79%
Invesco Private Government Fund, 5.32%(d)(e)(f)	721,940	721,940

Invesco Private Prime Fund, 5.53%(d)(e)(f)	1,856,228	1,856,413

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $2,578,353)		2,578,353

TOTAL INVESTMENTS IN SECURITIES–102.82% (Cost $96,975,187)		95,040,226

OTHER ASSETS LESS LIABILITIES–(2.82)%		(2,603,325)

NET ASSETS–100.00%		$92,436,901

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7	Invesco Global Infrastructure Fund

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2023 was $3,114,071, which represented 3.37% of the Fund’s Net Assets.

(c)	All or a portion of this security was out on loan at October 31, 2023.
(d)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2023.

	Value October 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value October 31, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$193,359	$16,106,047	$(15,824,850)	$-	$-	$474,556	$29,459
Invesco Liquid Assets Portfolio, Institutional Class	138,164	11,504,320	(11,303,429)	(12)	(52)	338,991	20,752
Invesco Treasury Portfolio, Institutional Class	220,982	18,406,911	(18,085,543)	-	-	542,350	32,296
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	770,155	18,881,383	(18,929,598)	-	-	721,940	23,451*
Invesco Private Prime Fund	1,980,320	43,584,876	(43,710,333)	(1)	1,551	1,856,413	63,442*
Total	$3,302,980	$108,483,537	$(107,853,753)	$(13)	$1,499	$3,934,250	$169,400

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of October 31, 2023.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1L.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Global Infrastructure Fund

Statement of Assets and Liabilities

October 31, 2023

Assets:

Investments in unaffiliated securities, at value (Cost $93,040,967)*	$91,105,976

Investments in affiliated money market funds, at value (Cost $3,934,220)	3,934,250

Foreign currencies, at value (Cost $143,250)	143,616

Receivable for:
Investments sold	596,752

Fund shares sold	4,480

Dividends	135,796

Investment for trustee deferred compensation and retirement plans	18,300

Other assets	36,246

Total assets	95,975,416

Liabilities:
Payable for:
Investments purchased	796,170

Fund shares reacquired	64,243

Collateral upon return of securities loaned	2,578,353

Accrued fees to affiliates	25,634

Accrued trustees’ and officers’ fees and benefits	1,761

Accrued other operating expenses	54,054

Trustee deferred compensation and retirement plans	18,300

Total liabilities	3,538,515

Net assets applicable to shares outstanding	$92,436,901

Net assets consist of:
Shares of beneficial interest	$102,241,287

Distributable earnings (loss)	(9,804,386)

$92,436,901

Net Assets:

Class A	$16,766,464

Class C	$2,751,285

Class R	$4,553,289

Class Y	$15,739,830

Class R5	$106,811

Class R6	$52,519,222

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	1,628,081

Class C	267,613

Class R	442,540

Class Y	1,528,057

Class R5	10,358

Class R6	5,095,407

Class A:
Net asset value per share	$10.30

Maximum offering price per share (Net asset value of $10.30 ÷ 94.50%)	$10.90

Class C:
Net asset value and offering price per share	$10.28

Class R:
Net asset value and offering price per share	$10.29

Class Y:
Net asset value and offering price per share	$10.30

Class R5:
Net asset value and offering price per share	$10.31

Class R6:
Net asset value and offering price per share	$10.31

*	At October 31, 2023, security with a value of $2,606,385 was on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Global Infrastructure Fund

Statement of Operations

For the year ended October 31, 2023

Investment income:

Interest	$1,850

Dividends (net of foreign withholding taxes of $296,904)	3,776,386

Dividends from affiliated money market funds (includes net securities lending income of $3,259)	85,766

Foreign withholding tax claims	40,659

Total investment income	3,904,661

Expenses:

Advisory fees	928,381

Administrative services fees	16,070

Custodian fees	20,652

Distribution fees:
Class A	51,701

Class C	32,752

Class R	26,720

Transfer agent fees – A, C, R and Y	93,866

Transfer agent fees – R5	124

Transfer agent fees – R6	17,168

Trustees’ and officers’ fees and benefits	18,115

Registration and filing fees	82,966

Reports to shareholders	18,838

Professional services fees	68,897

Other	16,745

Total expenses	1,392,995

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(175,132)

Net expenses	1,217,863

Net investment income	2,686,798

Realized and unrealized gain (loss) from:

Net realized gain (loss) from:
Unaffiliated investment securities	(4,459,613)

Affiliated investment securities	1,499

Foreign currencies	(30,706)

(4,488,820)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(2,963,602)

Affiliated investment securities	(13)

Foreign currencies	862

(2,962,753)

Net realized and unrealized gain (loss)	(7,451,573)

Net increase (decrease) in net assets resulting from operations	$(4,764,775)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Global Infrastructure Fund

Statement of Changes in Net Assets

For the years ended October 31, 2023 and 2022

	2023	2022

Operations:

Net investment income	$2,686,798	$2,411,199

Net realized gain (loss)	(4,488,820)	1,570,917

Change in net unrealized appreciation (depreciation)	(2,962,753)	(17,458,439)

Net increase (decrease) in net assets resulting from operations	(4,764,775)	(13,476,323)

Distributions to shareholders from distributable earnings:

Class A	(447,278)	(425,602)

Class C	(45,515)	(38,107)

Class R	(101,279)	(90,182)

Class Y	(540,136)	(598,947)

Class R5	(2,984)	(2,384)

Class R6	(1,384,676)	(1,341,029)

Total distributions from distributable earnings	(2,521,868)	(2,496,251)

Share transactions–net:

Class A	(4,688,089)	5,208,346

Class C	(206,620)	486,101

Class R	(345,438)	757,000

Class Y	(9,883,609)	8,939,989

Class R5	(9,427)	107,632

Class R6	2,192,721	(5,267,234)

Net increase (decrease) in net assets resulting from share transactions	(12,940,462)	10,231,834

Net increase (decrease) in net assets	(20,227,105)	(5,740,740)

Net assets:

Beginning of year	112,664,006	118,404,746

End of year	$92,436,901	$112,664,006

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Global Infrastructure Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Year ended 10/31/23	$11.12	$0.26		$(0.83)	$(0.57)	$(0.25)	$ –	$(0.25)	$10.30	(5.29)%	$16,766	1.25%	1.49%	2.28%		168%
Year ended 10/31/22	12.70	0.22		(1.57)	(1.35)	(0.23)	–	(0.23)	11.12	(10.74)	22,737	1.25	1.47	1.81		127
Year ended 10/31/21	10.23	0.20	(d)	2.46	2.66	(0.19)	–	(0.19)	12.70	26.22	20,774	1.29	1.62	1.65	(d)	103
Year ended 10/31/20	11.88	0.19		(1.38)	(1.19)	(0.20)	(0.26)	(0.46)	10.23	(10.28)	12,198	1.28	1.58	1.77		244
Year ended 10/31/19	10.01	0.19		1.85	2.04	(0.17)	–	(0.17)	11.88	20.55	8,918	1.28	2.35	1.77		106
Class C
Year ended 10/31/23	11.10	0.18		(0.84)	(0.66)	(0.16)	–	(0.16)	10.28	(6.02)	2,751	2.00	2.24	1.53		168
Year ended 10/31/22	12.67	0.13		(1.56)	(1.43)	(0.14)	–	(0.14)	11.10	(11.38)	3,187	2.00	2.22	1.06		127
Year ended 10/31/21	10.21	0.11	(d)	2.46	2.57	(0.11)	–	(0.11)	12.67	25.23	3,178	2.04	2.37	0.90	(d)	103
Year ended 10/31/20	11.85	0.11		(1.37)	(1.26)	(0.12)	(0.26)	(0.38)	10.21	(10.94)	2,130	2.03	2.33	1.02		244
Year ended 10/31/19	9.99	0.11		1.84	1.95	(0.09)	–	(0.09)	11.85	19.60	1,191	2.03	3.10	1.02		106
Class R
Year ended 10/31/23	11.11	0.23		(0.83)	(0.60)	(0.22)	–	(0.22)	10.29	(5.54)	4,553	1.50	1.74	2.03		168
Year ended 10/31/22	12.69	0.19		(1.57)	(1.38)	(0.20)	–	(0.20)	11.11	(10.99)	5,267	1.50	1.72	1.56		127
Year ended 10/31/21	10.22	0.17	(d)	2.47	2.64	(0.17)	–	(0.17)	12.69	25.93	5,241	1.54	1.87	1.40	(d)	103
Year ended 10/31/20	11.87	0.16		(1.37)	(1.21)	(0.18)	(0.26)	(0.44)	10.22	(10.53)	3,326	1.53	1.83	1.52		244
Year ended 10/31/19	10.01	0.17		1.84	2.01	(0.15)	–	(0.15)	11.87	20.15	495	1.53	2.60	1.52		106
Class Y
Year ended 10/31/23	11.13	0.29		(0.84)	(0.55)	(0.28)	–	(0.28)	10.30	(5.13)	15,740	1.00	1.24	2.53		168
Year ended 10/31/22	12.70	0.26		(1.56)	(1.30)	(0.27)	–	(0.27)	11.13	(10.44)	26,747	1.00	1.22	2.06		127
Year ended 10/31/21	10.23	0.23	(d)	2.46	2.69	(0.22)	–	(0.22)	12.70	26.53	21,558	1.04	1.37	1.90	(d)	103
Year ended 10/31/20	11.89	0.22		(1.39)	(1.17)	(0.23)	(0.26)	(0.49)	10.23	(10.11)	11,910	1.03	1.33	2.02		244
Year ended 10/31/19	10.02	0.22		1.85	2.07	(0.20)	–	(0.20)	11.89	20.82	11,108	1.03	2.10	2.02		106
Class R5
Year ended 10/31/23	11.14	0.29		(0.84)	(0.55)	(0.28)	–	(0.28)	10.31	(5.12)	107	1.00	1.16	2.53		168
Year ended 10/31/22	12.72	0.26		(1.57)	(1.31)	(0.27)	–	(0.27)	11.14	(10.50)	125	1.00	1.13	2.06		127
Year ended 10/31/21	10.24	0.23	(d)	2.47	2.70	(0.22)	–	(0.22)	12.72	26.61	37	1.02	1.14	1.92	(d)	103
Year ended 10/31/20	11.89	0.22		(1.39)	(1.17)	(0.22)	(0.26)	(0.48)	10.24	(10.11)	10	1.03	1.15	2.02		244
Year ended 10/31/19	10.02	0.22		1.85	2.07	(0.20)	–	(0.20)	11.89	20.82	12	1.03	2.00	2.02		106
Class R6
Year ended 10/31/23	11.14	0.29		(0.84)	(0.55)	(0.28)	–	(0.28)	10.31	(5.12)	52,519	1.00	1.09	2.53		168
Year ended 10/31/22	12.71	0.26		(1.56)	(1.30)	(0.27)	–	(0.27)	11.14	(10.43)	54,601	1.00	1.06	2.06		127
Year ended 10/31/21	10.24	0.23	(d)	2.47	2.70	(0.23)	–	(0.23)	12.71	26.53	67,617	1.02	1.14	1.92	(d)	103
Year ended 10/31/20	11.89	0.22		(1.39)	(1.17)	(0.22)	(0.26)	(0.48)	10.24	(10.10)	48,033	1.00	1.15	2.05		244
Year ended 10/31/19	10.02	0.22		1.85	2.07	(0.20)	–	(0.20)	11.89	20.82	12	1.03	2.00	2.02		106

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended October 31, 2020, the portfolio turnover calculation excludes the value of securities purchased of $109,495,771 and sold of $26,558,548 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Oppenheimer Global Infrastructure Fund into the Fund.

(d)

Net investment income per share and the ratio of net investment income to average net assets includes significant dividends received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends for the year ended October 31, 2021 are $0.16 and 1.31%, $0.07 and 0.56%, $0.13 and 1.06%, $0.19 and 1.56%, $0.19 and 1.58% and $0.19 and 1.58% for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Global Infrastructure Fund

Notes to Financial Statements

October 31, 2023

NOTE 1–Significant Accounting Policies

Invesco Global Infrastructure Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is total return through growth of capital and current income.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

13	Invesco Global Infrastructure Fund

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements.Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Master Limited Partnerships – The Fund invests in Master Limited Partnerships (“MLPs”). MLPs are publicly traded partnerships and limited liability companies taxed as partnerships under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The Fund invests in MLPs engaged in, among other things, the transportation, storage, processing, refining, marketing, exploration, production and mining of minerals and natural resources. The Fund is a partner in each MLP; accordingly, the Fund is required to take into account the Fund’s allocable share of income, gains, losses, deductions, expenses, and tax credits recognized by each MLP.

MLP’s may be less liquid and subject to more abrupt or erratic price movements than conventional publicly traded securities.

F.

Return of Capital – Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. The return of capital portion of the distribution is a reduction to investment income that results in an equivalent reduction in the cost basis of the associated investments and increases net realized gains (losses) and change in unrealized appreciation (depreciation). Such estimates are based on historical information available from each MLP and other industry sources. These estimates will subsequently be revised and may materially differ primarily based on information received from the MLPs after their tax reporting periods are concluded.

G.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

H.

Foreign Withholding Taxes – The Fund is subject to foreign withholding tax imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Fund may file withholding tax refunds in certain jurisdictions to seek to recover a portion of amounts previously withheld. The Fund will record a receivable for such tax refunds based on several factors including; an assessment of a jurisdiction’s legal obligation to pay reclaims, administrative practices and payment history. Any receivables recorded will be shown under receivables for Foreign withholding tax claims on the Statement of Assets and Liabilities. There is no guarantee that the Fund will receive refunds applied for in a timely manner or at all.

As a result of recent court rulings in certain countries across the European Union, tax refunds for previously withheld taxes on dividends earned in those countries have been received by investment companies. Any tax refund payments are reflected as Foreign withholding tax claims in the Statement of Operations, and any related interest is included in Interest income. The Fund may incur fees paid to third party providers that assist in the recovery of the tax reclaims. These fees are reflected on the Statement of Operations as Professional services fees, if any. In the event tax refunds received by the Fund during the fiscal year exceed the foreign withholding taxes paid by the Fund for the year, and the Fund previously passed foreign tax credits on to its shareholders, the Fund intends to enter into a closing agreement with the Internal Revenue Service in order to pay the associated liability on behalf of the Funds’ shareholders. For the year ended October 31, 2023, the Fund did not enter into any closing agreements.

I.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

J.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

K.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown

14	Invesco Global Infrastructure Fund

as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
L.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended October 31, 2023, fees paid to the Adviser were less than $500. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Statement of Operations.

M.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

N.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

O.

Other Risks – The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.

Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Such countries’ economies may be more dependent on relatively few industries or investors that may be highly vulnerable to local and global changes. Companies in emerging market countries generally may be subject to less stringent regulatory, disclosure, financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries. As a result, information, including financial information, about such companies may be less available and reliable, which can impede the Fund’s ability to evaluate such companies. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably, and the ability to bring and enforce actions (including bankruptcy, confiscatory taxation, expropriation, nationalization of a company’s assets, restrictions on foreign ownership of local companies, restrictions on withdrawing assets from the country, protectionist measures and practices such as share blocking), or to obtain information needed to pursue or enforce such actions, may be limited. In addition, the ability of foreign entities to participate in privatization programs of certain developing or emerging market countries may be limited by local law. Investments in emerging market securities may be subject to additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information.

15	Invesco Global Infrastructure Fund

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $1 billion	0.8400%

Next $1 billion	0.8000%

Next $3 billion	0.7800%

Over $5 billion	0.7325%

For the year ended October 31, 2023, the effective advisory fee rate incurred by the Fund was 0.84%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least February 28, 2025, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 to 1.25%, 2.00%, 1.50%, 1.00%, 1.00% and 1.00%, respectively of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2025. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2025, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended October 31, 2023, the Adviser waived advisory fees of $60,834 and reimbursed class level expenses of $36,874, $5,799, $9,462, $41,731, $124 and $17,168 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund, pursuant to the Class C and Class R Plans, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2023, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2023, IDI advised the Fund that IDI retained $4,046 in front-end sales commissions from the sale of Class A shares and $2,595 and $96 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

16	Invesco Global Infrastructure Fund

The following is a summary of the tiered valuation input levels, as of October 31, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities
Australia	$–	$3,737,207	$–	$3,737,207

Brazil	383,463	–	–	383,463

Canada	12,588,148	–	–	12,588,148

China	–	2,034,548	–	2,034,548

France	–	6,234,848	–	6,234,848

Luxembourg	–	1,654,447	–	1,654,447

Mexico	2,212,477	–	–	2,212,477

Netherlands	–	3,188,297	–	3,188,297

Spain	–	3,114,071	–	3,114,071

United Kingdom	–	10,702,151	–	10,702,151

United States	45,256,319	–	–	45,256,319

Money Market Funds	1,355,897	2,578,353	–	3,934,250

Total Investments	$61,796,304	$33,243,922	$–	$95,040,226

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2023, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $3,140.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2023 and 2022:

	2023	2022

Ordinary income*	$2,521,868	$2,496,251

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2023

Undistributed ordinary income	$366,303

Net unrealized appreciation (depreciation) – investments	(4,364,895)

Net unrealized appreciation (depreciation) – foreign currencies	(177)

Temporary book/tax differences	(15,193)

Capital loss carryforward	(5,790,424)

Shares of beneficial interest	102,241,287

Total net assets	$92,436,901

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

17	Invesco Global Infrastructure Fund

The Fund has a capital loss carryforward as of October 31, 2023, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$5,790,424	$–	$5,790,424

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2023 was $181,499,497 and $194,575,276, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$4,495,016

Aggregate unrealized (depreciation) of investments	(8,859,911)

Net unrealized appreciation (depreciation) of investments	$(4,364,895)

Cost of investments for tax purposes is $99,405,121.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of REITs, foreign currency transactions and partnerships, on October 31, 2023, undistributed net investment income was increased by $138,976, undistributed net realized gain (loss) was decreased by $136,033 and shares of beneficial interest was decreased by $2,943. This reclassification had no effect on the net assets of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	Year ended		Year ended
	October 31, 2023(a)		October 31, 2022
	Shares	Amount	Shares	Amount

Sold:
Class A	249,179	$2,919,739	737,018	$9,232,181

Class C	51,835	601,604	100,098	1,255,824

Class R	91,233	1,041,120	100,361	1,258,512

Class Y	697,641	8,191,314	1,771,710	22,226,181

Class R5	1,819	21,191	12,275	155,405

Class R6	141,994	1,678,396	383,428	5,055,554

Issued as reinvestment of dividends:
Class A	34,004	378,449	31,270	379,344

Class C	3,993	44,075	3,051	36,907

Class R	9,132	101,192	7,432	90,180

Class Y	23,551	263,782	33,431	407,847

Class R5	245	2,722	177	2,132

Class R6	124,736	1,384,398	110,033	1,340,763

Automatic conversion of Class C shares to Class A shares:
Class A	14,158	162,141	21,247	255,114

Class C	(14,181)	(162,141)	(21,288)	(255,114)

Reacquired:
Class A	(713,031)	(8,148,418)	(381,529)	(4,658,293)

Class C	(61,024)	(690,158)	(45,643)	(551,516)

Class R	(131,739)	(1,487,750)	(46,910)	(591,692)

Class Y	(1,596,975)	(18,338,705)	(1,098,491)	(13,694,039)

Class R5	(2,907)	(33,340)	(4,183)	(49,905)

Class R6	(74,837)	(870,073)	(908,854)	(11,663,551)

Net increase (decrease) in share activity	(1,151,174)	$(12,940,462)	804,633	$10,231,834

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 10% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

In addition, 54% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

18	Invesco Global Infrastructure Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco Global Infrastructure Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Global Infrastructure Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), referred to hereafter as the “Fund”) as of October 31, 2023, the related statement of operations for the year ended October 31, 2023, the statement of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2023 and the financial highlights for each of the five years in the period ended October 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas
December 21, 2023

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

19	Invesco Global Infrastructure Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2023 through October 31, 2023.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/23)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$867.20	$5.88	$1,018.90	$6.36	1.25%
Class C	1,000.00	864.30	9.45	1,015.07	10.21	2.01
Class R	1,000.00	866.60	7.10	1,017.59	7.68	1.51
Class Y	1,000.00	868.30	4.76	1,020.11	5.14	1.01
Class R5	1,000.00	868.40	4.71	1,020.16	5.09	1.00
Class R6	1,000.00	868.40	4.71	1,020.16	5.09	1.00

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2023 through October 31, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

20	Invesco Global Infrastructure Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 13, 2023, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Global Infrastructure Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2023. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees, that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the annual review process for the Invesco Funds’ investment advisory and sub-advisory contracts. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

    As part of the contract renewal process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior

Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 2, 2023 and June 13, 2023, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel. Also, as part of the contract renewal process, the independent Trustees reviewed and considered information provided in response to follow-up requests for information submitted by the independent Trustees to management. The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer.

    The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 13, 2023.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board considered recent senior management changes at Invesco and Invesco Advisers, including the appointment of new Co-Heads of Investments, that had been presented to and discussed with the Board. The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology used to manage such risks. The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

    The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Asset Management Limited currently manages assets of the Fund.

    The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2022 to the performance of funds in the Broadridge performance universe and against the Dow Jones Brookfield Global Infrastructure Index (Index). The Board noted that performance of Class A shares of the Fund was in the fourth quintile of its performance universe for the one and three year periods and the third quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index

21	Invesco Global Infrastructure Fund

for the one and three year periods and reasonably comparable to the performance of the Index for the five year period. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund-by-fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

    The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

    The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

    The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board acknowledged the difficulty in calculating and measuring economies of scale at the individual fund level; noting that only indicative and estimated measures are available at the individual fund level and that such measures are subject to uncertainty. The Board considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually. The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits realized as to that Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts. The Board noted the cyclical and competitive nature of the global asset management industry.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

    The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

    The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

    The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.

    The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

22	Invesco Global Infrastructure Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2023:

Federal and State Income Tax
Qualified Dividend Income*	100.00%
Corporate Dividends Received Deduction*	44.25%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

23	Invesco Global Infrastructure Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Chairman Emeritus, Invesco Ltd.; Trustee and Vice Chair, The Invesco Funds; and Member of Executive Board, SMU Cox School of Business

Formerly: Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Vice Chair, Investment Company Institute; Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			169	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Global Infrastructure Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown - 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	169

Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit)

Formerly: President and Director

Director of Grahamtastic Connection (non-profit)

Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	169	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones - 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	169	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Boad Member, First Financial Bankshares, Inc. Texas
Elizabeth Krentzman - 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			169	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	169	Blue Hills Bank; Member and Chairman, Bentley University, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis - 1950 Trustee	2001	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	169	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco Global Infrastructure Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			169	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	169	None
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver - Daniels College of Business; and Managing Partner, KPMG LLP	169	None
Daniel S. Vandivort - 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	169	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

T-3	Invesco Global Infrastructure Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Glenn Brightman - 1972 President and Principal Executive Officer	2023

Chief Operating Officer, Americas, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds.

Formerly: Global Head of Finance, Invesco Ltd; Executive Vice President and Chief Financial Officer, Nuveen

			N/A	N/A
Melanie Ringold - 1975 Senior Vice President, Chief Legal Officer and Secretary	2023

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI SteelPath, Inc.; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Assistant Secretary, Invesco Distributors, Inc., Invesco Advisers, Inc., Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Chief Executive Officer, President and Executive Director, Invesco Ltd.; Senior Vice President, Invesco Group Services, Inc.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds and Trustee, Invesco Foundation, Inc.

Formerly: Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco Global Infrastructure Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Tony Wong - 1973 Senior Vice President	2023

Senior Managing Director, Invesco Ltd.; Director, Chairman, Chief Executive Officer and President, Invesco Advisers, Inc.; Director and Chairman, Invesco Private Capital, Inc., INVESCO Private Capital Investments, Inc. and INVESCO Realty, Inc.; Director, Invesco Senior Secured Management, Inc.; President, Invesco Managed Accounts, LLC and SNW Asset Management Corporation; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds; and Vice President, Invesco Advisers, Inc.

			N/A	N/A
Stephanie C. Butcher - 1971 Senior Vice President	2023	Senior Managing Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; Director and Chief Executive Officer, Invesco Asset Management Limited	N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Senior Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Senior Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President, The Invesco Funds; Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5	Invesco Global Infrastructure Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. - 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1331 Spring Street, NW, Suite 2500	11 Greenway Plaza	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Sidley Austin LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	787 Seventh Avenue	11 Greenway Plaza	225 Franklin Street
Philadelphia, PA 19103-7018	New York, NY 10019	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6	Invesco Global Infrastructure Fund

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05426 and 033-19338	Invesco Distributors, Inc.	GBLI-AR-1

Annual Report to Shareholders	October 31, 2023

Invesco Global Strategic Income Fund

Nasdaq:

A: OPSIX ∎ C: OSICX ∎ R: OSINX ∎ Y: OSIYX ∎ R5: GLSSX ∎ R6: OSIIX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

8	Consolidated Schedule of Investments

36	Consolidated Financial Statements

39	Consolidated Financial Highlights

40	Notes to Consolidated Financial Statements

51	Report of Independent Registered Public Accounting Firm

52	Fund Expenses

53	Approval of Investment Advisory and Sub-Advisory Contracts

56	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended October 31, 2023, Class A shares of Invesco Global Strategic Income Fund (the Fund), at net asset value (NAV), outperformed the Bloomberg Global Aggregate Index.
Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/22 to 10/31/23, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	7.14%
Class C Shares	6.34
Class R Shares	6.86
Class Y Shares	7.40
Class R5 Shares	7.51
Class R6 Shares	7.53
Bloomberg Global Aggregate Index▼	1.72
Source(s): ▼RIMES Technologies Corp.

Market conditions and your Fund

During the fiscal year ended October 31, 2023, volatility remained elevated in global fixed-income markets for much of the year as investor concerns vacillated between growth and inflation. Uncertainty on the path of the US Federal Reserve (the Fed), which has a global impact, kept markets guessing whether the prospect of continued strong growth would lead to higher interest rates, potentially for longer, or the prospect of imminent recession would unfold due to monetary tightening at a pace and scale not seen in the past two decades. While inflation data surprised to the upside in the first half of the fiscal year, growth data largely did so throughout the year, leading developed market (DM) central banks, particularly the Fed, to raise policy rates throughout the fiscal year. As disinflation unfolded in emerging markets (EM), uncertainty on the path of the Fed generated questions on the degree to which EM central banks would need to continue hiking or remain at elevated rates, despite their earlier start to monetary policy tightening. As disinflation commenced in DMs, especially the US, and continued in EMs, this concern abated, and EM central banks began to cut interest rates.

    Towards the end of 2022, bond markets finished a volatile year with gains in a last few months spurred by slowing US inflation, hints from the Fed that future interest rate hikes would be scaled back, and China’s relaxation of its stringent zero COVID-19 policy. DM central banks, including the Fed, the European Central Bank (ECB) and the Bank of England, continued to hike rates in an effort to combat persistent inflation, yet central banks within EMs began to slow or pause their hiking cycles. Despite the headwinds of aggressive monetary policy tightening throughout 2022, the global economy showed strength in the first quarter of 2023 as China reopened and Europe experienced a mild winter. However, stress in the banking sector erupted in March, raising recession fears and tempering investors’ sentiment toward risk. Fortunately, these issues did not appear to be systemic, and policymakers’ swift response helped to calm markets. Major DM central banks continued to raise interest rates, albeit at a slower pace. The Fed and Bank of England raised their policy rates by 0.50%, while the ECB hiked by 1.00%.1 Select central banks in EMs also raised rates during the quarter, but most appeared to be at or near the end of their hiking cycles. As a result of changing expectations for relative growth and monetary policy, the US dollar weakened during the quarter, declining 1.1%.1

    The second quarter of 2023 saw a decrease in market volatility as the threat of an imminent US recession receded amid better-than-expected economic data. Inflation generally eased in DMs, largely driven by moderation in the goods component. However, core inflation remained more stubborn, leading most developed central banks to continue their monetary tightening. The ECB and Bank of England each raised their policy rate by 0.50%.1 The Fed raised its rate by 0.25%1 in May before pausing in June and then signaling that rates may remain elevated for some time. Most central banks in EMs reached their terminal rate for the current cycle, and with disinflation materializing, started to have room to begin cutting interest rates in the second half of the year. The US dollar continued its sideways trend as investors anticipated the Fed nearing the end of its rate hikes.

    In the third quarter of 2023, progress on disinflation allowed many major economies, including the US, to pause their rate hiking campaigns. Nevertheless, resilience in economic activity and the labor market raised the prospect that central banks will keep rates higher for an extended period. Both the Fed and the ECB raised rates by 0.25%1 in July and the Bank of England raised rates in

August. The ECB hiked again in September and suggested this rate might be sufficient to guide inflation back to its target. The Fed and the Bank of England kept rates steady in September, but guided the market to anticipate an extended period of elevated rates. Divergence in monetary policy among EM central banks continued as some countries, including Poland, Brazil, Chile and Peru, began to cut rates over the quarter. Meanwhile, a few countries, including Thailand and Turkey, hiked rates during the quarter. In addition, China’s economy appeared to stabilize as the country’s central bank further eased its monetary policy. The US dollar gained 3.2% during the quarter,1 driven by surging Treasury yields. This momentum continued through October.

    Compared to the Bloomberg Global Aggregate Bond Index, the Fund’s interest rate and credit exposure contributed positively to relative Fund performance over the fiscal year, while foreign currency exposure detracted. The top contributors to relative Fund performance were interest rate positioning in Brazil and Colombia, and credit exposure in the United Kingdom, while the top detractors were positioning in the Argentinian peso, the Japanese yen, and the euro.

    Going forward, our expectations for the medium to long term are that the global interest rate hiking cycle is behind us and that volatility in both developed and emerging sovereign bond markets will eventually decline. This gives investors the opportunity to potentially benefit from high nominal and real interest rates, particularly in EM sovereign bonds. We also anticipate that the US dollar could continue to weaken as the Fed reaches peak rates and begins to ease monetary policy over time. The difference between interest rate levels in DMs and EMs has in our view benefited EM currencies this fiscal year. A weaker dollar could allow foreign currencies to offer an additional source of return for investors.

    Given the current under-owned nature of global fixed-income, we believe that the potential for a weaker US dollar going forward, along with the growth and interest rate differentials between domestic and international markets may be a catalyst for interest to return to the asset class. Importantly, individual country dynamics are reasserting themselves as various growth and inflation dynamics transpire across countries, offering greater differentiation among opportunities. We remain focused on extracting alpha as these dynamics unfold.

    Please note that we implemented our strategy using derivative instruments, including futures, forwards, swaps and options. Therefore, a portion of the performance of the strategy, both positive and negative, can be attributed to these instruments. We believe derivatives can be a cost-effective way to gain exposure to certain asset classes or hedge exposure to certain risks. However, derivatives may amplify traditional investment risks

2	Invesco Global Strategic Income Fund

through the creation of leverage and may be less liquid than traditional securities.

    Part of the Fund’s strategy to manage credit and currency risk in the portfolio during the fiscal year entailed purchasing and selling credit and currency derivatives. We sought to manage credit market risk by purchasing and selling protection through credit default swaps at various points throughout the fiscal year. The currency management was carried out via currency forwards and options on an as-needed basis and we believe this strategy was effective in managing the currency positioning within the Fund.

    We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed-income securities tends to fall. The risk may be greater in the current market environment. The degree to which the value of fixed-income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics such as price, maturity, duration and coupon, and market forces such as supply and demand for similar securities. We are monitoring interest rates and the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain investments held by the Fund.

    Thank you for investing in Invesco Global Strategic Income Fund.

1	Source: Bloomberg LP

Portfolio manager(s):

Hemant Baijal - Lead

MIchael Block

Kristina Campmany

Chris Kelly

Wim Vandenhoeck

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco Global Strategic Income Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 10/31/13

1	Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco Global Strategic Income Fund

Average Annual Total Returns
As of 10/31/23, including maximum applicable sales charges

Class A Shares
Inception (10/16/89)	5.46%
10 Years	0.14
5 Years	-1.35
1 Year	2.53

Class C Shares
Inception (5/26/95)	4.40%
10 Years	-0.02
5 Years	-1.27
1 Year	5.34

Class R Shares
Inception (3/1/01)	3.70%
10 Years	0.33
5 Years	-0.76
1 Year	6.86

Class Y Shares
Inception (1/26/98)	4.21%
10 Years	0.82
5 Years	-0.27
1 Year	7.40

Class R5 Shares
10 Years	0.75%
5 Years	-0.18
1 Year	7.51

Class R6 Shares
Inception (1/27/12)	1.66%
10 Years	0.97
5 Years	-0.16
1 Year	7.53

Effective May 24, 2019, Class A, Class C, Class R, Class Y and Class I shares of the Oppenheimer Global Strategic Income Fund, (the predecessor fund), were reorganized into Class A, Class C, Class R, Class Y and Class R6 shares, respectively, of the Invesco Oppenheimer Global Strategic Income Fund. Note: The Fund was subsequently renamed the Invesco Global Strategic Income Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C, Class R, Class Y and Class R6 shares are those for Class A, Class C, Class R, Class Y and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R5 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated.

Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco Global Strategic Income Fund

Supplemental Information

Invesco Global Strategic Income Fund’s investment objective is to seek total return.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2023, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The Bloomberg Global Aggregate Index is an unmanaged index considered representative of global investment-grade, fixed-income markets.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco Global Strategic Income Fund

Fund Information

Portfolio Composition

By security type	% of total net assets

Non-U.S. Dollar Denominated Bonds & Notes	30.55%

U.S. Dollar Denominated Bonds & Notes	29.95

Asset-Backed Securities	10.23

U.S. Treasury Securities	8.96

U.S. Government Sponsored Agency Mortgage-Backed Securities	6.25

Agency Credit Risk Transfer Notes	3.17

Common Stocks & Other Equity Interests	1.39

Security Types Each Less Than 1% of Portfolio	1.35

Money Market Funds Plus Other Assets Less Liabilities	8.15

Top Five Debt Issuers*

		% of total net assets

1.	U.S. Treasury	8.96%

2.	Brazil Notas do Tesouro Nacional	6.37

3.	Federal Home Loan Mortgage Corp.	5.24

4.	Federal National Mortgage Association	4.18

5.	Colombian TES	3.38

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of October 31, 2023.

7	Invesco Global Strategic Income Fund

Consolidated Schedule of Investments

October 31, 2023

		Principal Amount	Value

Non-U.S. Dollar Denominated Bonds & Notes–30.55%(a)
Australia–1.51%
Australia Government Bond, Series 169, 4.75%, 06/21/2054(b)	AUD	16,400,000	$9,550,802

New South Wales Treasury Corp., 3.00%, 02/20/2030(b)	AUD	25,060,000	14,080,350

			23,631,152

Austria–0.28%
Erste Group Bank AG, 5.13%(b)(c)(d)	EUR	2,200,000	2,077,580

Republic of Austria Government Bond, 2.10%, 09/20/2117(b)	EUR	3,587,000	2,363,223

			4,440,803

Belgium–0.56%
KBC Group N.V.,
4.25%(b)(c)(d)	EUR	3,200,000	2,901,819

4.75%(b)(c)(d)	EUR	5,600,000	5,847,532

			8,749,351

Brazil–6.37%
Brazil Notas do Tesouro Nacional,
Series B, 6.00%, 05/15/2055	BRL	5,700,000	4,719,460

Series F, 10.00%, 01/01/2027	BRL	495,000,000	94,975,603

			99,695,063

Canada–0.54%
Province of Ontario, 3.75%, 12/02/2053	CAD	14,000,000	8,405,441

China–0.50%
China Government Bond, 3.32%, 04/15/2052	CNY	55,000,000	7,887,806

Colombia–3.38%
Colombian TES,
Series B, 7.50%, 08/26/2026	COP	31,500,000,000	7,045,642

Series B, 6.00%, 04/28/2028	COP	35,050,000,000	7,056,814

Series B, 7.75%, 09/18/2030	COP	79,000,000,000	16,100,716

Series B, 7.00%, 06/30/2032	COP	70,000,000,000	12,872,953

Series B, 9.25%, 05/28/2042	COP	11,375,000,000	2,206,448

Series B, 7.25%, 10/26/2050	COP	50,000,000,000	7,638,150

			52,920,723

Czech Republic–0.09%
CPI Property Group S.A., 4.88%(b)(c)(d)	EUR	4,100,000	1,419,866

		Principal Amount	Value

Egypt–0.09%
Egypt Government International Bond, 4.75%, 04/16/2026(b)	EUR	2,000,000	$1,438,953

France–1.04%
BPCE S.A., Series NC5, 1.50%, 01/13/2042(b)(c)	EUR	5,000,000	4,587,843

Electricite de France S.A., 5.38%(b)(c)(d)	EUR	5,400,000	5,599,581

French Republic Government Bond OAT, 0.50%, 05/25/2072(b)	EUR	18,515,000	6,100,775

			16,288,199

Germany–0.27%
Deutsche Lufthansa AG, 4.38%, 08/12/2075(b)(c)	EUR	1,750,000	1,736,437

Nidda Healthcare Holding GmbH, 7.50%, 08/21/2026(b)	EUR	990,000	1,053,027

Volkswagen International Finance N.V., 4.63%(b)(c)(d)	EUR	1,480,000	1,484,256

			4,273,720

Greece–0.95%
Hellenic Republic Government Bond,
4.38%, 07/18/2038(b)	EUR	14,000,000	14,599,721

0.00%, 10/15/2042	EUR	76,770,000	255,453

			14,855,174

India–1.16%
India Government Bond,
6.54%, 01/17/2032	INR	700,000,000	7,976,009

7.26%, 08/22/2032	INR	850,000,000	10,083,517

			18,059,526

Indonesia–0.97%
Indonesia Treasury Bond,
Series FR95, 6.38%, 08/15/2028	IDR	140,000,000,000	8,582,172

Series FR96, 7.00%, 02/15/2033	IDR	105,000,000,000	6,559,377

			15,141,549

Italy–0.37%
Intesa Sanpaolo S.p.A.,
5.50%(b)(c)(d)	EUR	4,800,000	4,246,706

6.38%(b)(c)(d)	EUR	1,750,000	1,582,257

			5,828,963

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

8	Invesco Global Strategic Income Fund

		Principal Amount	Value

Ivory Coast–0.15%
Ivory Coast Government International Bond, 4.88%, 01/30/2032(b)	EUR	2,900,000	$2,326,300

Japan–0.73%
Japan Government Bond,
Series 15, 1.00%, 03/20/2062	JPY	673,600,000	3,347,115

Series 77, 1.60%, 12/20/2052	JPY	1,291,850,000	8,039,966

			11,387,081

Malaysia–0.99%
Malaysia Government Bond,
Series 115, 3.96%, 09/15/2025	MYR	17,500,000	3,695,748

Series 319, 3.48%, 06/14/2024	MYR	56,000,000	11,764,505

			15,460,253

Netherlands–0.31%
ABN AMRO Bank N.V., 4.38%(b)(c)(d)	EUR	1,700,000	1,650,705

Cooperatieve Rabobank U.A., 4.38%(b)(c)(d)	EUR	3,400,000	3,182,690

			4,833,395

Peru–2.48%
Peru Government Bond,
6.15%, 08/12/2032	PEN	140,000,000	33,338,097

7.30%, 08/12/2033(b)	PEN	21,300,000	5,436,428

			38,774,525

South Africa–2.81%
Republic of South Africa Government Bond,
Series 2030, 8.00%, 01/31/2030	ZAR	421,000,000	19,883,285

Series 2032, 8.25%, 03/31/2032	ZAR	165,300,000	7,294,486

Series 2040, 9.00%, 01/31/2040	ZAR	420,000,000	16,754,930

			43,932,701

Spain–1.46%
Banco Bilbao Vizcaya Argentaria S.A., 6.00%(b)(c)(d)	EUR	3,600,000	3,590,991

Banco Santander S.A.,
4.38%(b)(c)(d)	EUR	1,800,000	1,584,716

4.13%(c)(d)	EUR	2,000,000	1,597,369

CaixaBank S.A.,
6.75%(b)(c)(d)	EUR	3,400,000	3,563,501

5.25%(b)(c)(d)	EUR	3,600,000	3,309,468

Repsol International Finance B.V., 3.75%(b)(c)(d)	EUR	1,950,000	1,958,532

Telefonica Europe B.V.,
2.88%(b)(c)(d)	EUR	3,700,000	3,430,885

4.38%(b)(c)(d)	EUR	3,700,000	3,838,085

			22,873,547

		Principal Amount	Value

Supranational–0.90%
African Development Bank, 0.00%, 01/17/2050(e)	ZAR	222,000,000	$1,076,797

Corp. Andina de Fomento, 6.82%, 02/22/2031(b)	MXN	221,200,000	9,560,100

International Finance Corp.,
0.00%, 02/15/2029(b)(e)	TRY	10,300,000	113,372

0.00%, 03/23/2038(e)	MXN	260,000,000	3,329,857

			14,080,126

Sweden–0.06%
Heimstaden Bostad AB, 3.38%(b)(c)(d)	EUR	1,850,000	915,301

Thailand–0.34%
Thailand Government Bond, 3.45%, 06/17/2043	THB	196,000,000	5,282,114

United Kingdom–1.96%
Barclays PLC, 7.13%(c)(d)	GBP	9,575,000	10,867,380

HSBC Holdings PLC, 5.88%(c)(d)	GBP	3,500,000	3,766,765

International Consolidated Airlines Group S.A., 1.50%, 07/04/2027(b)	EUR	1,900,000	1,765,406

Lloyds Banking Group PLC, 8.50%(c)(d)	GBP	2,275,000	2,540,440

Nationwide Building Society, 5.75%(b)(c)(d)	GBP	6,800,000	7,044,621

NatWest Group PLC, 5.13%(c)(d)	GBP	2,415,000	2,434,341

United Kingdom Gilt, 0.50%, 10/22/2061(b)	GBP	6,912,000	2,223,206

			30,642,159

United States–0.11%
Boxer Parent Co., Inc., 6.50%, 10/02/2025(b)	EUR	1,125,000	1,178,590

OI European Group B.V., 6.25%, 05/15/2028(b)	EUR	550,000	576,902

			1,755,492

Uruguay–0.17%
Uruguay Government International Bond, 9.75%, 07/20/2033	UYU	104,175,200	2,590,179

Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $515,433,806)			477,889,462

U.S. Dollar Denominated Bonds & Notes–29.95%
Argentina–0.00%
Argentina Treasury Dual Bond, 0.00%, 04/30/2024(e)		$44,540	20,606

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

9	Invesco Global Strategic Income Fund

	Principal Amount	Value

Belgium–0.24%
Telenet Finance Luxembourg Notes S.a.r.l., 5.50%, 03/01/2028(b)	$4,200,000	$3,754,506

Brazil–0.63%
CSN Inova Ventures, 6.75%, 01/28/2028(b)	325,000	297,471

CSN Resources S.A., 5.88%, 04/08/2032(b)	1,050,000	831,347

Embraer Netherlands Finance B.V., 7.00%, 07/28/2030(b)	1,750,000	1,710,433

Minerva Luxembourg S.A., 8.88%, 09/13/2033(b)	1,645,000	1,617,364

Sitios Latinoamerica S.A.B. de C.V., 5.38%, 04/04/2032(b)	4,745,000	3,997,728

Suzano Austria GmbH, 2.50%, 09/15/2028	1,716,000	1,429,630

		9,883,973

Canada–1.02%
1011778 BC ULC/New Red Finance, Inc., 3.50%, 02/15/2029(b)(f)	1,076,000	921,174

1375209 BC Ltd., 9.00%, 01/30/2028(b)(f)	797,000	773,425

Enbridge, Inc., 7.38%, 01/15/2083(c)	6,974,000	6,469,112

Enerflex Ltd., 9.00%, 10/15/2027(b)	548,000	499,236

Hudbay Minerals, Inc., 6.13%, 04/01/2029(b)	736,000	659,498

New Gold, Inc., 7.50%, 07/15/2027(b)	674,000	633,092

Ritchie Bros. Holdings, Inc., 6.75%, 03/15/2028(b)	1,342,000	1,316,808

Strathcona Resources Ltd., 6.88%, 08/01/2026(b)	1,652,000	1,525,597

Transcanada Trust, Series 16-A, 5.88%, 08/15/2076(c)	3,545,000	3,184,187

		15,982,129

Chile–0.37%
AES Andes S.A., 6.35%, 10/07/2079(b)(c)	1,750,000	1,622,792

Kenbourne Invest S.A., 4.70%, 01/22/2028(b)	2,084,000	1,075,417

Mercury Chile Holdco LLC, 6.50%, 01/24/2027(b)	3,500,000	3,148,612

		5,846,821

	Principal Amount	Value

China–0.07%
Prosus N.V., 4.99%, 01/19/2052(b)	$1,750,000	$1,081,527

Colombia–0.72%
Bancolombia S.A., 6.91%, 10/18/2027(c)	6,150,000	5,667,057

Colombia Government International Bond, 4.13%, 02/22/2042	3,725,000	2,230,208

Ecopetrol S.A., 5.38%, 06/26/2026	3,500,000	3,353,959

		11,251,224

Czech Republic–0.06%
Allwyn Entertainment Financing (UK) PLC, 7.88%, 04/30/2029(b)	891,000	882,945

Denmark–0.07%
Danske Bank A/S, 6.13%(b)(c)(d)	1,050,000	1,036,219

Dominican Republic–0.10%
Dominican Republic International Bond,
4.50%, 01/30/2030(b)	720,000	612,006

4.88%, 09/23/2032(b)	1,200,000	974,202

		1,586,208

Ecuador–0.03%
Ecuador Government International Bond, 5.00%, 07/31/2040(b)(g)	1,575,000	534,631

Egypt–0.09%
Egypt Government International Bond, 8.50%, 01/31/2047(b)	2,600,000	1,358,370

Finland–0.21%
Nordea Bank Abp, 6.63%(b)(c)(d)	3,500,000	3,289,489

France–1.75%
Ally Financial, Inc., 5.50%, 10/15/2029(b)	518,000	356,718

Altice France S.A.,
8.13%, 02/01/2027(b)(f)	870,000	734,367

5.13%, 07/15/2029(b)	543,000	372,143

BNP Paribas S.A.,
6.63%(b)(c)(d)	4,900,000	4,849,815

7.75%(b)(c)(d)	1,750,000	1,626,928

4.63%(b)(c)(d)	1,750,000	1,384,006

9.25%(b)(c)(d)	1,750,000	1,782,895

BPCE S.A., 5.15%, 07/21/2024(b)(f)	3,500,000	3,449,555

Credit Agricole S.A., 7.88%(b)(c)(d)	7,000,000	6,982,500

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

10	Invesco Global Strategic Income Fund

	Principal Amount	Value

France–(continued)
Electricite de France S.A., 9.13%(b)(c)(d)	$2,642,000	$2,718,272

Iliad Holding S.A.S.,
6.50%, 10/15/2026(b)	275,000	257,222

7.00%, 10/15/2028(b)	1,347,000	1,220,055

Societe Generale S.A., 7.88%(b)(c)(d)	1,750,000	1,738,335

		27,472,811

Germany–0.04%
ZF North America Capital, Inc., 6.88%, 04/14/2028(b)	622,000	603,435

Ghana–0.05%
Ghana Government International Bond, 7.88%, 02/11/2035(b)(h)	1,750,000	759,062

Guatemala–0.10%
CT Trust, 5.13%, 02/03/2032(b)	2,000,000	1,542,347

Hong Kong–0.94%
Melco Resorts Finance Ltd.,
4.88%, 06/06/2025(b)(f)	9,250,000	8,748,465

5.75%, 07/21/2028(b)	1,775,000	1,508,088

5.38%, 12/04/2029(b)	2,049,000	1,631,118

Prudential Funding Asia PLC, 4.88%(b)(d)	3,550,000	2,815,558

		14,703,229

India–0.23%
JSW Steel Ltd., 3.95%, 04/05/2027(b)	4,260,000	3,678,982

Indonesia–0.86%
PT Bank Tabungan Negara (Persero) Tbk, 4.20%, 01/23/2025(b)	6,390,000	6,066,580

PT Indonesia Asahan Aluminium/PT Mineral Industri Indonesia (Persero), 6.76%, 11/15/2048(b)	3,000,000	2,665,857

PT Pertamina (Persero), 4.18%, 01/21/2050(b)	1,775,000	1,184,552

PT Perusahaan Perseroan (Persero) Perusahaan Listrik Negara, 4.13%, 05/15/2027(b)	3,700,000	3,480,756

		13,397,745

Iraq–0.06%
Iraq International Bond, 5.80%, 01/15/2028(b)	1,012,500	903,317

	Principal Amount	Value

Ireland–0.43%
BB Blue Financing DAC, Series A1, 4.40%, 09/20/2037	$1,750,000	$1,642,719

Coriolanus DAC,
Series 116, 0.00%, 04/30/2025(b)(e)	565,880	537,113

Series 119, 0.00%, 04/30/2025(b)(e)	602,028	571,423

Series 120, 0.00%, 04/30/2025(b)(e)	753,587	715,278

Series 122, 0.00%, 04/30/2025(b)(e)	660,257	626,692

Series 124, 0.00%, 04/30/2025(b)(e)	530,306	503,347

Series 126, 0.00%, 04/30/2025(b)	791,007	750,795

Series 127, 0.00%, 04/30/2025(b)(e)	687,163	652,230

0.00%, 04/30/2025(b)(e)	719,087	682,532

		6,682,129

Ivory Coast–0.13%
Ivory Coast Government International Bond, 5.38%, 07/23/2024(b)	2,100,000	2,069,277

Macau–0.74%
MGM China Holdings Ltd.,
5.38%, 05/15/2024(b)	3,495,000	3,438,919

5.88%, 05/15/2026(b)(f)	4,250,000	3,968,225

Studio City Finance Ltd., 5.00%, 01/15/2029(b)	1,100,000	790,625

Wynn Macau Ltd.,
4.88%, 10/01/2024(b)	2,840,000	2,761,676

5.63%, 08/26/2028(b)(f)	723,000	607,203

		11,566,648

Mexico–1.40%
Banco Mercantil del Norte S.A.,
8.38%(b)(c)(d)	1,850,000	1,688,938

5.88%(b)(c)(d)	1,764,000	1,501,217

Braskem Idesa S.A.P.I.,
7.45%, 11/15/2029(b)	3,550,000	2,248,773

6.99%, 02/20/2032(b)(f)	1,471,000	869,526

Cemex S.A.B. de C.V., 5.13%(b)(c)(d)(f)	2,487,000	2,302,590

Mexico Remittances Funding Fiduciary Estate Management S.a.r.l., 4.88%, 01/15/2028(b)	2,975,000	2,631,770

Nemak S.A.B. de C.V., 3.63%, 06/28/2031(b)	3,064,000	2,269,356

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

11	Invesco Global Strategic Income Fund

	Principal Amount	Value

Mexico–(continued)
Petroleos Mexicanos,
6.50%, 03/13/2027	$3,500,000	$3,090,380

8.75%, 06/02/2029(f)	3,500,000	3,097,758

7.69%, 01/23/2050	1,775,000	1,097,321

6.95%, 01/28/2060	1,925,000	1,091,555

		21,889,184

Netherlands–0.70%
ING Groep N.V.,
6.50%(c)(d)(f)	5,000,000	4,681,917

5.75%(c)(d)	7,100,000	6,250,698

		10,932,615

Nigeria–0.10%
Nigeria Government International Bond, 6.50%, 11/28/2027(b)	1,750,000	1,508,908

Oman–0.20%
Oman Government International Bond, 6.75%, 01/17/2048(b)	3,500,000	3,145,100

Panama–0.09%
Telecomunicaciones Digitales S.A., 4.50%, 01/30/2030(b)	1,750,000	1,383,524

Romania–0.11%
Romanian Government International Bond, 7.13%, 01/17/2033(b)	1,750,000	1,745,219

Supranational–0.12%
European Bank for Reconstruction and Development, 6.40%, 08/27/2025	1,800,000	1,827,607

Sweden–0.21%
Swedbank AB, Series NC5, 5.63%(b)(c)(d)	3,400,000	3,287,715

Switzerland–0.95%
Cloverie PLC for Swiss Reinsurance Co. Ltd., 4.50%, 09/11/2044(b)(c)	3,850,000	3,725,903

Credit Suisse Group AG, 6.25%(b)(c)(d)(h)	7,385,000	812,350

UBS Group AG,
7.00%(b)(c)(d)	7,000,000	6,958,595

6.88%(b)(c)(d)	3,500,000	3,308,847

		14,805,695

Ukraine–0.07%
Ukraine Government International Bond, 7.75%, 08/01/2041(b)	2,775,000	1,163,696

	Principal Amount	Value

United Kingdom–2.08%
abrdn PLC, 4.25%, 06/30/2028(b)	$1,825,000	$1,546,459

BP Capital Markets PLC, 4.88%(c)(d)(f)	1,295,000	1,131,370

British Telecommunications PLC, 4.25%, 11/23/2081(b)(c)	10,650,000	9,313,109

HSBC Holdings PLC, 6.38%(c)(d)	1,750,000	1,652,109

Lloyds Banking Group PLC,
7.50%(c)(d)	2,100,000	2,048,427

7.50%(c)(d)	3,500,000	3,256,050

M&G PLC, 6.50%, 10/20/2048(b)(c)	925,000	890,304

NatWest Group PLC, 6.00%(c)(d)(f)	5,250,000	4,822,695

Virgin Media Finance PLC, 5.00%, 07/15/2030(b)	246,000	193,645

Virgin Media Secured Finance PLC, 5.50%, 05/15/2029(b)	544,000	482,274

Vodafone Group PLC,
3.25%, 06/04/2081(c)(f)	6,876,000	6,046,631

4.13%, 06/04/2081(c)	1,605,000	1,216,280

		32,599,353

United States–14.79%
Aethon United BR L.P./Aethon United Finance Corp., 8.25%, 02/15/2026(b)	1,856,000	1,845,180

Alcoa Nederland Holding B.V., 6.13%, 05/15/2028(b)(f)	4,445,000	4,291,614

Allison Transmission, Inc.,
4.75%, 10/01/2027(b)	607,000	554,190

3.75%, 01/30/2031(b)	2,322,000	1,842,630

American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.50%, 04/20/2026(b)	6,538,333	6,364,633

American Express Co., 6.34%, 10/30/2026(c)(f)	4,900,000	4,914,775

Ascent Resources Utica Holdings LLC/ARU Finance Corp., 7.00%, 11/01/2026(b)	640,000	618,636

Ball Corp., 6.00%, 06/15/2029(f)	636,000	610,611

Bausch Health Cos., Inc., 4.88%, 06/01/2028(b)	873,000	436,452

Becton, Dickinson and Co., 3.79%, 05/20/2050	3,307,000	2,229,059

Black Knight InfoServ LLC, 3.63%, 09/01/2028(b)	1,024,000	913,920

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

12	Invesco Global Strategic Income Fund

	Principal Amount	Value

United States–(continued)
Boeing Co. (The), 4.88%, 05/01/2025	$3,500,000	$3,439,447

Camelot Finance S.A., 4.50%, 11/01/2026(b)	2,258,000	2,089,811

Carnival Corp., 6.00%, 05/01/2029(b)(f)	380,000	321,334

Carnival Holdings Bermuda Ltd., 10.38%, 05/01/2028(b)	1,317,000	1,405,350

Carriage Services, Inc., 4.25%, 05/15/2029(b)	1,564,000	1,280,877

Catalent Pharma Solutions, Inc., 3.50%, 04/01/2030(b)(f)	733,000	576,116

CCO Holdings LLC/CCO Holdings Capital Corp.,
5.50%, 05/01/2026(b)	1,170,000	1,116,955

5.13%, 05/01/2027(b)	55,000	50,688

5.00%, 02/01/2028(b)	198,000	177,945

4.75%, 03/01/2030(b)	4,067,000	3,360,777

4.50%, 08/15/2030(b)	4,945,000	3,971,652

4.50%, 05/01/2032	708,000	542,542

4.25%, 01/15/2034(b)	245,000	177,169

Charles Schwab Corp. (The), Series G, 5.38%(c)(d)(f)	974,000	929,740

Citigroup, Inc.,
3.88%(c)(d)	570,000	479,322

7.38%(c)(d)	130,000	124,316

Clarivate Science Holdings Corp., 4.88%, 07/01/2029(b)(f)	559,000	472,159

Clearway Energy Operating LLC, 4.75%, 03/15/2028(b)	650,000	580,865

Community Health Systems, Inc.,
8.00%, 03/15/2026(b)(f)	4,248,000	3,888,728

8.00%, 12/15/2027(b)	1,440,000	1,222,898

5.25%, 05/15/2030(b)	532,000	378,299

4.75%, 02/15/2031(b)	354,000	237,683

Cox Communications, Inc., 2.95%, 10/01/2050(b)	2,720,000	1,429,269

Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp., 7.38%, 02/01/2031(b)	261,000	263,350

CrowdStrike Holdings, Inc., 3.00%, 02/15/2029(f)	1,454,000	1,216,763

	Principal Amount	Value

United States–(continued)
CSC Holdings LLC,
5.50%, 04/15/2027(b)	$848,000	$709,827

4.63%, 12/01/2030(b)	213,000	108,169

4.50%, 11/15/2031(b)	1,245,000	823,449

5.00%, 11/15/2031(b)	253,000	129,569

CTR Partnership L.P./CareTrust Capital Corp., 3.88%, 06/30/2028(b)	884,000	743,701

CVS Health Corp., 5.05%, 03/25/2048	3,500,000	2,753,883

DaVita, Inc., 3.75%, 02/15/2031(b)	448,000	322,412

Delek Logistics Partners L.P./Delek Logistics Finance Corp., 7.13%, 06/01/2028(b)	876,000	798,045

Dell International LLC/EMC Corp., 6.20%, 07/15/2030	7,400,000	7,338,524

DISH Network Corp., 11.75%, 11/15/2027(b)(f)	937,000	928,932

Diversified Healthcare Trust,
4.75%, 05/01/2024	406,000	382,162

4.38%, 03/01/2031	176,000	121,297

Emerald Debt Merger Sub LLC, 6.63%, 12/15/2030(b)	1,268,000	1,207,770

Encompass Health Corp., 4.50%, 02/01/2028	834,000	752,739

EnerSys, 4.38%, 12/15/2027(b)(f)	1,000,000	886,788

EnPro Industries, Inc., 5.75%, 10/15/2026	973,000	922,942

FedEx Corp., 4.05%, 02/15/2048	3,500,000	2,439,672

FirstCash, Inc., 5.63%, 01/01/2030(b)(f)	718,000	640,089

Ford Motor Co.,
4.35%, 12/08/2026	370,000	349,076

3.25%, 02/12/2032	439,000	331,679

4.75%, 01/15/2043	455,000	316,633

Ford Motor Credit Co. LLC,
5.13%, 06/16/2025	10,716,000	10,436,617

3.38%, 11/13/2025	300,000	280,247

4.39%, 01/08/2026	277,000	262,861

5.11%, 05/03/2029	1,120,000	1,020,428

Fortress Transportation and Infrastructure Investors LLC,
6.50%, 10/01/2025(b)(f)	661,000	655,130

5.50%, 05/01/2028(b)	1,350,000	1,229,179

Freeport-McMoRan, Inc., 4.63%, 08/01/2030(f)	6,290,000	5,548,725

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

13	Invesco Global Strategic Income Fund

	Principal Amount	Value

United States–(continued)
Gartner, Inc.,
3.63%, 06/15/2029(b)	$536,000	$453,200

3.75%, 10/01/2030(b)	185,000	153,399

General Motors Co., 6.80%, 10/01/2027(f)	7,000,000	7,112,028

Genesis Energy L.P./Genesis Energy Finance Corp.,
6.50%, 10/01/2025	288,000	281,620

6.25%, 05/15/2026	251,000	239,464

8.00%, 01/15/2027	391,000	375,814

Global Partners L.P./GLP Finance Corp., 7.00%, 08/01/2027	978,000	922,650

Group 1 Automotive, Inc., 4.00%, 08/15/2028(b)(f)	1,434,000	1,235,846

GTCR W-2 Merger Sub LLC, 7.50%, 01/15/2031(b)	675,000	667,069

Hess Midstream Operations L.P., 5.63%, 02/15/2026(b)	933,000	904,463

Hilcorp Energy I L.P./Hilcorp Finance Co.,
6.00%, 04/15/2030(b)	626,000	556,483

6.00%, 02/01/2031(b)	168,000	147,794

6.25%, 04/15/2032(b)	165,000	144,290

Howard Midstream Energy Partners LLC,
6.75%, 01/15/2027(b)	812,000	768,143

8.88%, 07/15/2028(b)	472,000	474,906

Icahn Enterprises L.P./Icahn Enterprises Finance Corp., 4.38%, 02/01/2029	1,110,000	856,007

J. M. Smucker Co. (The), 5.90%, 11/15/2028(f)	3,424,000	3,398,470

Jabil, Inc., 3.00%, 01/15/2031	3,700,000	2,932,739

Jane Street Group/JSG Finance, Inc., 4.50%, 11/15/2029(b)(f)	778,000	663,848

JBS USA LUX S.A./JBS USA Food Co./JBS USA Finance, Inc., 5.13%, 02/01/2028	2,579,000	2,423,762

Jefferies Finance LLC/JFIN Co-Issuer Corp., 5.00%, 08/15/2028(b)	723,000	577,830

Jefferies Financial Group, Inc., 6.50%, 07/31/2026	3,500,000	3,440,869

JPMorgan Chase & Co., Series FF, 5.00%(c)(d)	1,287,000	1,246,251

	Principal Amount	Value

United States–(continued)
L3Harris Technologies, Inc., 5.40%, 01/15/2027	$2,917,000	$2,865,923

Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 4.75%, 06/15/2029(b)	757,000	609,776

Lamar Media Corp.,
4.88%, 01/15/2029(f)	1,861,000	1,708,277

4.00%, 02/15/2030(f)	673,000	570,149

LCM Investments Holdings II LLC,
4.88%, 05/01/2029(b)	1,386,000	1,162,962

8.25%, 08/01/2031(b)	341,000	324,701

Level 3 Financing, Inc.,
3.75%, 07/15/2029(b)	1,403,000	714,970

10.50%, 05/15/2030(b)	107,000	107,179

Lithia Motors, Inc., 3.88%, 06/01/2029(b)(f)	1,449,000	1,200,344

Macy’s Retail Holdings LLC, 5.88%, 03/15/2030(b)	670,000	567,616

Match Group Holdings II LLC, 4.63%, 06/01/2028(b)(f)	1,172,000	1,053,599

Mativ Holdings, Inc., 6.88%, 10/01/2026(b)	4,604,000	4,148,434

Mattel, Inc., 6.20%, 10/01/2040	1,775,000	1,525,950

Medline Borrower L.P., 3.88%, 04/01/2029(b)	716,000	605,235

Moss Creek Resources Holdings, Inc., 10.50%, 05/15/2027(b)	646,000	639,259

MPT Operating Partnership L.P./MPT Finance Corp., 3.50%, 03/15/2031	1,856,000	1,127,348

Navient Corp., 6.13%, 03/25/2024	646,000	643,407

NCL Corp. Ltd., 5.88%, 02/15/2027(b)	1,342,000	1,236,618

NESCO Holdings II, Inc., 5.50%, 04/15/2029(b)	1,065,000	914,287

New Fortress Energy, Inc., 6.50%, 09/30/2026(b)	703,000	630,329

NMG Holding Co., Inc./Neiman Marcus Group LLC, 7.13%, 04/01/2026(b)(f)	420,000	393,254

Novelis Corp., 3.25%, 11/15/2026(b)	1,002,000	893,064

NRG Energy, Inc., 4.45%, 06/15/2029(b)	768,000	664,296

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

14	Invesco Global Strategic Income Fund

	Principal Amount	Value

United States–(continued)
Oceaneering International, Inc., 6.00%, 02/01/2028(b)	$672,000	$617,299

OneMain Finance Corp.,
6.88%, 03/15/2025	871,000	860,264

7.13%, 03/15/2026	735,000	714,738

3.88%, 09/15/2028	456,000	360,972

ONEOK, Inc.,
5.55%, 11/01/2026	2,892,000	2,858,032

6.63%, 09/01/2053(f)	3,629,000	3,394,581

Pactiv Evergreen Group Issuer, Inc./Pactiv Evergreen Group Issuer LLC, 4.00%, 10/15/2027(b)(f)	685,000	598,449

Paramount Global, 2.90%, 01/15/2027(f)	3,780,000	3,320,636

PBF Holding Co. LLC/PBF Finance Corp., 7.88%, 09/15/2030(b)(f)	636,000	614,423

Penske Truck Leasing Co. L.P./PTL Finance Corp., 6.05%, 08/01/2028(b)	7,000,000	6,871,304

Pfizer Investment Enterprises Pte. Ltd., 5.30%, 05/19/2053	95,000	83,183

Plains All American Pipeline L.P./PAA Finance Corp., 3.80%, 09/15/2030	2,220,000	1,871,705

PNC Financial Services Group, Inc. (The), 6.62%, 10/20/2027(c)	5,195,000	5,209,266

Prestige Brands, Inc., 3.75%, 04/01/2031(b)	748,000	594,847

Roller Bearing Co. of America, Inc., 4.38%, 10/15/2029(b)	706,000	599,578

Royal Caribbean Cruises Ltd., 8.25%, 01/15/2029(b)	1,453,000	1,490,940

RR Donnelley & Sons Co., 8.25%, 07/01/2027	447,000	455,873

SBA Communications Corp., 3.88%, 02/15/2027	688,000	627,146

Scientific Games Holdings L.P./Scientific Games US FinCo, Inc., 6.63%, 03/01/2030(b)	702,000	604,362

Seagate HDD Cayman,
4.13%, 01/15/2031	1,069,000	851,170

9.63%, 12/01/2032(b)	1,512,800	1,614,356

Sempra, 4.13%, 04/01/2052(c)	10,650,000	8,216,320

	Principal Amount	Value

United States–(continued)
Sensata Technologies B.V.,
5.00%, 10/01/2025(b)	$654,000	$636,580

4.00%, 04/15/2029(b)	182,000	154,923

5.88%, 09/01/2030(b)	500,000	457,244

Sensata Technologies, Inc., 3.75%, 02/15/2031(b)(f)	718,000	575,622

Service Properties Trust,
5.50%, 12/15/2027	1,589,000	1,343,122

4.38%, 02/15/2030	1,503,000	1,038,355

Sirius XM Radio, Inc., 3.88%, 09/01/2031(b)(f)	396,000	298,587

Sitio Royalties Operating Partnership L.P./Sitio Finance Corp., 7.88%, 11/01/2028(b)	643,000	634,908

Southern Co. (The),
Series B, 4.00%, 01/15/2051(c)	8,100,000	7,403,232

Series 21-A, 3.75%, 09/15/2051(c)	5,274,000	4,518,587

SS&C Technologies, Inc., 5.50%, 09/30/2027(b)	643,000	603,952

Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 9.00%, 10/15/2026(b)(g)	635,000	610,226

Talen Energy Supply LLC, 8.63%, 06/01/2030(b)	605,000	615,351

Tenet Healthcare Corp., 4.88%, 01/01/2026	1,613,000	1,547,390

T-Mobile USA, Inc., 6.00%, 06/15/2054(f)	1,351,000	1,227,470

TransDigm, Inc.,
6.25%, 03/15/2026(b)	1,238,000	1,210,646

6.75%, 08/15/2028(b)	295,000	286,809

Transocean Titan Financing Ltd., 8.38%, 02/01/2028(b)	640,000	643,226

Transocean, Inc., 8.75%, 02/15/2030(b)	537,700	536,571

U.S. International Development Finance Corp., Series 4, 3.13%, 04/15/2028	1,120,000	1,031,251

United Airlines, Inc., 4.38%, 04/15/2026(b)	3,600,000	3,342,994

United Natural Foods, Inc., 6.75%, 10/15/2028(b)	755,000	594,800

Valaris Ltd., 8.38%, 04/30/2030(b)	543,000	533,305

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

15	Invesco Global Strategic Income Fund

	Principal Amount	Value

United States–(continued)
Venture Global LNG, Inc.,
8.13%, 06/01/2028(b)	$861,000	$836,536

9.50%, 02/01/2029(b)	646,000	656,701

Viatris, Inc., 3.85%, 06/22/2040	2,220,000	1,382,719

Victoria’s Secret & Co., 4.63%, 07/15/2029(b)(f)	842,000	619,978

Viking Ocean Cruises Ship VII Ltd., 5.63%, 02/15/2029(b)	653,000	579,433

Vistra Operations Co. LLC,
5.63%, 02/15/2027(b)	300,000	282,580

5.00%, 07/31/2027(b)	361,000	330,566

Vital Energy, Inc.,
10.13%, 01/15/2028	249,000	249,878

7.75%, 07/31/2029(b)(f)	550,000	498,578

9.75%, 10/15/2030	143,000	140,281

VOC Escrow Ltd., 5.00%, 02/15/2028(b)	345,000	310,287

Walgreens Boots Alliance, Inc., 3.80%, 11/18/2024	998,000	969,816

Yum! Brands, Inc., 5.38%, 04/01/2032(f)	1,364,000	1,227,606

		231,439,776

Zambia–0.19%
First Quantum Minerals Ltd., 6.88%, 10/15/2027(b)	3,500,000	2,986,325

Total U.S. Dollar Denominated Bonds & Notes (Cost $529,632,449)		468,602,347

Asset-Backed Securities–10.23%
Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-1, Class A1, 0.65% (1 yr. U.S. Treasury Yield Curve Rate + 2.25%), 02/25/2036(i)	10,527	9,647

Benchmark Mortgage Trust, Series 2018-B1, Class XA, IO, 0.54%, 01/15/2051(j)	9,384,240	165,525

CD Mortgage Trust, Series 2017-CD6, Class XA, IO, 0.87%, 11/13/2050(j)	4,685,303	105,095

Citigroup Commercial Mortgage Trust, Series 2017-C4, Class XA, IO, 1.02%, 10/12/2050(j)	11,979,048	367,456

	Principal Amount	Value

Citigroup Mortgage Loan Trust, Inc.,
Series 2005-2, Class 1A3, 2.82%, 05/25/2035(k)	$421,694	$397,534

Series 2006-AR1, Class 1A1, 7.11% (1 yr. U.S. Treasury Yield Curve Rate + 2.40%), 10/25/2035(i)	83,809	79,081

COMM Mortgage Trust,
Series 2014-UBS6, Class AM, 4.05%, 12/10/2047	4,690,000	4,351,571

Series 2014-CR21, Class AM, 3.99%, 12/10/2047	70,000	66,264

Countrywide Home Loans Mortgage Pass-Through Trust,
Series 2005-17, Class 1A8, 5.50%, 09/25/2035	303,225	273,030

Series 2005-J4, Class A7, 5.50%, 11/25/2035	458,939	354,918

CWHEQ Revolving Home Equity Loan Trust,
Series 2005-G, Class 2A, 5.68% (1 mo. Term SOFR + 0.34%), 12/15/2035(i)	1,285	1,283

Series 2006-H, Class 2A1A, 5.45% (1 mo. Term SOFR + 0.26%), 11/15/2036(i)	19,952	16,567

DT Auto Owner Trust, Series 2019-4A, Class D, 2.85%, 07/15/2025(b)	1,878,019	1,864,310

Exeter Automobile Receivables Trust, Series 2019-4A, Class D, 2.58%, 09/15/2025(b)	2,139,266	2,109,182

FREMF Mortgage Trust,
Series 2017-K62, Class B, 3.88%, 01/25/2050(b)(k)	840,000	784,293

Series 2016-K54, Class C, 4.05%, 04/25/2048(b)(k)	4,190,000	3,984,305

GSR Mortgage Loan Trust, Series 2005-AR4, Class 6A1, 4.65%, 07/25/2035(k)	40,530	36,159

Hertz Vehicle Financing III LLC, Series 2023- 3A, Class C, 7.26%, 02/25/2028(b)	260,000	259,123

ILPT Commercial Mortgage Trust, Series 2022- LPF2, Class B, 8.08% (1 mo. Term SOFR + 2.74%), 10/15/2039(b)(i)	2,100,000	2,062,011

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

16	Invesco Global Strategic Income Fund

	Principal Amount	Value

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2013-LC11, Class AS, 3.22%, 04/15/2046	$134,471	$125,630

JP Morgan Mortgage Trust, Series 2007-A1, Class 5A1, 4.43%, 07/25/2035(k)	38,797	37,288

JPMBB Commercial Mortgage Securities Trust, Series 2014- C24, Class B, 4.12%, 11/15/2047(k)	1,655,000	1,424,863

Lehman Structured Securities Corp., Series 2002-GE1, Class A, 0.00%, 07/26/2024(b)(k)	13,852	304

MASTR Asset Backed Securities Trust, Series 2006-WMC3, Class A3, 5.64% (1 mo. Term SOFR + 0.31%), 08/25/2036(i)	2,903,060	1,038,859

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014- C14, Class B, 4.86%, 02/15/2047(k)	680,000	666,502

Morgan Stanley Capital I Trust, Series 2017- HR2, Class XA, IO, 0.85%, 12/15/2050(j)	3,985,420	114,162

Morgan Stanley Re-REMIC Trust, Series 2012-R3, Class 1B, 6.00%, 11/26/2036(b)(k)	5,714,884	4,476,972

OBX Trust,
Series 2022-NQM7, Class A3, 5.70%, 08/25/2062(b)(g)	796,846	772,789

Series 2022-NQM7, Class A2, 5.70%, 08/25/2062(b)(g)	1,532,397	1,491,447

Residential Accredit Loans, Inc. Trust, Series 2006-QS13, Class 1A8, 6.00%, 09/25/2036	21,965	15,727

UBS Commercial Mortgage Trust, Series 2017-C5, Class XA, IO, 1.07%, 11/15/2050(j)	7,523,269	199,727

Vendee Mortgage Trust,
Series 1995-2B, Class 2, IO, 0.79%, 06/15/2025(l)	43,648	217

Series 1995-3, Class 1, IO, 0.00%, 09/15/2025(j)	873,695	1

Verus Securitization Trust, Series 2022-7, Class A3, 5.35%, 07/25/2067(b)(k)	1,074,020	1,026,175

	Principal Amount		Value

WaMu Mortgage Pass-Through Ctfs. Trust, Series 2003- AR10, Class A7, 5.89%, 10/25/2033(k)		$27,922	$25,827

Wells Fargo Commercial Mortgage Trust, Series 2017-C42, Class XA, IO, 0.86%, 12/15/2050(j)		6,277,064	177,878

WFRBS Commercial Mortgage Trust,
Series 2013-C14, Class AS, 3.49%, 06/15/2046		526,247	485,233

Series 2014-LC14, Class AS, 4.35%, 03/15/2047(k)		1,135,000	1,130,115

Series 2014-C20, Class AS, 4.18%, 05/15/2047		1,455,000	1,370,911

Alba PLC,
Series 2007-1, Class F, 8.59% (SONIA + 3.37%), 03/17/2039(a)(b)(i)	GBP	1,860,047	2,115,620

Series 2007-1, Class E, 6.54% (SONIA + 1.32%), 03/17/2039(a)(b)(i)	GBP	4,852,296	5,111,094

Series 2006-2, Class F, 8.59% (SONIA + 3.37%), 12/15/2038(a)(b)(i)	GBP	1,178,640	1,322,004

Eurohome UK Mortgages PLC,
Series 2007-1, Class B1, 6.48% (3 mo. GBP LIBOR + 0.90%), 06/15/2044(a)(b)(i)	GBP	2,006,000	2,077,134

Series 2007-2, Class B1, 6.74% (SONIA + 1.52%), 09/15/2044(a)(b)(i)	GBP	2,243,000	2,210,247

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

17	Invesco Global Strategic Income Fund

		Principal Amount	Value

Eurosail PLC,
Series 2006-2X, Class E1C, 8.59% (SONIA + 3.37%), 12/15/2044(a)(b)(i)	GBP	5,550,000	$5,832,114

Series 2006-4X, Class E1C, 8.34% (SONIA + 3.12%), 12/10/2044(a)(b)(i)	GBP	4,135,722	4,581,159

Series 2007-2X, Class D1A, 4.62% (3 mo. EURIBOR + 0.80%), 03/13/2045(a)(b)(i)	EUR	8,400,000	7,529,167

Series 2006-2X, Class D1A, 4.65% (3 mo. EURIBOR + 0.80%), 12/15/2044(a)(b)(i)	EUR	6,300,000	5,645,016

Series 2006-1X, Class D1A, 4.64% (3 mo. EURIBOR + 0.84%), 06/10/2044(b)(i)	EUR	2,100,000	1,915,698

Eurosail-UK NC PLC, Series 2007-1X, Class D1C, 6.23% (SONIA + 1.01%), 03/13/2045(a)(b)(i)	GBP	1,750,000	1,807,887

Great Hall Mortgages No. 1 PLC, Series 2007-2X, Class EB, 7.62% (3 mo. EURIBOR + 3.75%), 06/18/2039(a)(b)(i)	EUR	4,570,000	4,608,936

Jupiter Mortgage No. 1 PLC, Series E, 7.72% (SONIA + 2.50%), 07/20/2060(a)(b)(i)	GBP	3,500,000	4,246,815

Ludgate Funding PLC, Series 2007-1, Class MA, 5.65% (3 mo. GBP LIBOR + 0.24%), 01/01/2061(a)(b)(i)	GBP	2,553,291	2,796,712

Newday Funding Master Issuer PLC,
Series 2021-1X, Class E, 9.25% (SONIA + 4.05%), 03/15/2029(a)(b)(i)	GBP	8,043,000	9,699,529

Series 2021-3X, Class E, 9.55% (SONIA + 4.35%), 11/15/2029(a)(b)(i)	GBP	3,700,000	4,466,978

Series 2021-3X, Class D, 7.55% (SONIA + 2.35%), 11/15/2029(a)(b)(i)	GBP	5,075,000	6,046,030

Stratton Mortgage Funding PLC, Series 2021-1, Class E, 7.97% (SONIA + 2.75%), 09/25/2051(a)(b)(i)	GBP	2,220,000	2,668,495

	Principal Amount		Value

Towd Point Mortgage Funding 2019 - Granite4 PLC,
Series 2019-GR4X, Class FR, 7.27% (SONIA +2.05%), 10/20/2051(a)(b)(i)	GBP	2,130,000	$2,562,290

Series 2019-GR4X, Class DR, 6.42% (SONIA + 1.20%), 10/20/2051(b)(i)	GBP	8,750,000	10,553,993

Series 2019-GR4X, Class GR, 7.72% (SONIA + 2.50%), 10/20/2051(a)(b)(i)	GBP	1,775,000	2,132,860

Prosil Acquisition S.A., Series 2019-1, Class A, 5.71% (3 mo. EURIBOR + 2.00%), 10/31/2039(a)(b)(i)	EUR	4,011,438	3,843,178

SC Germany S.A. Compartment Consumer, Series 2021-1, Class E, 6.67% (1 mo. EURIBOR +2.80%), 11/14/2035(a)(b)(i)	EUR	7,047,113	7,173,844

Alhambra SME Funding DAC, Series 2019-1, Class D, 13.13% (1 mo. EURIBOR + 9.25%), 11/30/2028(a)(b)(i)	EUR	424,276	265,230

Lusitano Mortgages No. 5 PLC, Class D, 4.93% (3 mo. EURIBOR + 0.96%), 07/15/2059(a)(b)(i)	EUR	1,812,256	1,566,722

Futura S.r.l., Series 2019-1, Class A, 6.97% (6 mo. EURIBOR + 3.00%), 07/31/2044(a)(b)(i)	EUR	2,789,504	2,937,414

Taurus, Series 2018-IT1, Class A, 6.58% (3 mo. EURIBOR + 2.78%), 05/18/2032(a)(i)	EUR	4,603,415	4,799,604

Fideicomiso Dorrego Y Libertador,
2.00%, 12/31/2043(m)		$7,698,968	7,314,020

0.00%, 12/31/2043(a)(m)	ARS	83,227,881	225,921

Fideicomiso Financiero Invernea Proteina 2, Serie II, 0.00%, 08/25/2032(a)(k)(m)	ARS	311,500,000	2,595,438

SC Germany Consumer UG, Series 2018-1, Class D, 3.25%, 12/13/2031(a)(b)	EUR	7,200,000	7,574,501

Total Asset-Backed Securities (Cost $173,568,756)			160,093,631

U.S. Treasury Securities–8.96%
U.S. Treasury Bills–4.35%
5.46%, 04/18/2024(n)		$34,126,469	34,125,853

5.38%, 05/16/2024(n)		33,999,842	33,995,150

			68,121,003

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

18	Invesco Global Strategic Income Fund

	Principal Amount	Value

U.S. Treasury Inflation – Indexed Notes–4.61%
1.25%, 04/15/2028(o)	$58,136,860	$55,015,724

0.63%, 07/15/2032(o)	18,769,311	17,109,039

		72,124,763

Total U.S. Treasury Securities (Cost $145,032,482)		140,245,766

U.S. Government Sponsored Agency Mortgage-Backed Securities–6.25%
Fannie Mae Grantor Trust, IO,
0.63%, 11/25/2040(j)	1,863,648	15,134

0.38%, 12/25/2041(j)	11,575,010	132,599

Fannie Mae Interest STRIPS, IO,
7.50%, 01/25/2024 - 11/25/2029(l)	34,984	5,275

6.50%, 04/25/2029 - 07/25/2032(l)	742,934	110,040

6.00%, 12/25/2032 - 08/25/2035(l)	960,135	145,003

5.50%, 11/25/2033 - 06/25/2035(l)	808,269	128,993

Fannie Mae REMICs, IO,
2.16%(7.60% - (30 Day Average SOFR + 0.11%)), 06/25/2026(i)(l)	38,127	1,004

2.46%, 11/18/2031 - 12/18/2031(i)(l)	104,498	8,362

2.46%(7.90% - (30 Day Average SOFR + 0.11%)), 11/25/2031(i)(l)	2,021	175

2.51%(7.95% - (30 Day Average SOFR + 0.11%)), 01/25/2032(i)(l)	24,257	1,908

2.56%(8.00% - (30 Day Average SOFR + 0.11%)), 03/18/2032(i)(l)	48,074	4,022

2.66%, 03/25/2032 - 04/25/2032(i)(l)	69,015	6,457

1.56%(7.00% - (30 Day Average SOFR + 0.11%)), 04/25/2032(i)(l)	30,899	1,768

2.36%(7.80% - (30 Day Average SOFR + 0.11%)), 04/25/2032(i)(l)	21,821	2,017

2.56%, 07/25/2032 - 09/25/2032(i)(l)	97,976	9,948

2.66%, 12/18/2032(i)(l)	79,830	5,694

2.76%(8.20% - (30 Day Average SOFR + 0.11%)), 01/25/2033(i)(l)	285,125	25,275

2.81%, 02/25/2033 - 05/25/2033(i)(l)	162,807	19,301

7.00%, 03/25/2033 - 04/25/2033(l)	389,635	54,928

	Principal Amount	Value

2.11%(7.55% - (30 Day Average SOFR +0.11%)), 10/25/2033(i)(l)	$128,937	$11,810

0.61%, 03/25/2035 - 07/25/2038(i)(l)	114,226	4,090

1.31%, 03/25/2035 - 05/25/2035(i)(l)	164,176	4,444

1.16%(6.60% - (30 Day Average SOFR +0.11%)), 05/25/2035(i)(l)	244,246	11,052

1.26%(6.70% - (30 Day Average SOFR +0.11%)), 05/25/2035(i)(l)	461,143	26,465

1.79%(7.23% - (30 Day Average SOFR +0.11%)), 09/25/2036(i)(l)	507,820	17,662

1.10%(6.54% - (30 Day Average SOFR +0.11%)), 06/25/2037(i)(l)	751,829	40,238

4.00%, 04/25/2041(l)	737,413	78,464

1.11%(6.55% - (30 Day Average SOFR +0.11%)), 10/25/2041(i)(l)	124,787	7,524

0.71%(6.15% - (30 Day Average SOFR +0.11%)), 12/25/2042(i)(l)	344,558	25,307

7.00%, 07/25/2026	4,020	3,988

4.00%, 08/25/2026 - 03/25/2041	70,825	63,319

6.50%, 10/25/2028 - 04/25/2029	56,285	56,134

6.00%, 05/25/2031 - 01/25/2032	102,102	100,977

6.44%, 04/25/2032 - 12/25/2032(i)	83,867	84,646

5.94% (30 Day Average SOFR + 0.61%), 10/18/2032(i)	31,808	31,572

5.94% (30 Day Average SOFR + 0.61%), 12/25/2032(i)	54,343	51,988

5.84% (30 Day Average SOFR + 0.51%), 11/25/2033(i)	29,574	29,394

4.64%(24.57% - (3.67 x (30 Day Average SOFR + 0.11%))), 03/25/2036(i)	125,348	134,175

4.27%(24.20% - (3.67 x (30 Day Average SOFR + 0.11%))), 06/25/2036(i)	121,355	120,585

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

19	Invesco Global Strategic Income Fund

	Principal Amount	Value
6.38% (30 Day Average SOFR + 1.05%), 06/25/2037(i)	$62,351	$62,114

Federal Home Loan Mortgage Corp.,
8.50%, 08/01/2031	18,216	18,732

5.00%, 09/01/2052 - 03/01/2053(p)	33,097,486	30,552,224

4.50%, 10/01/2052	16,247,101	14,628,193

Federal National Mortgage Association,
7.50%, 03/01/2033	11,770	12,008

7.00%, 12/01/2033	10,629	10,757

5.50%, 02/01/2035 - 03/01/2053(p)	33,311,759	31,649,510

4.50%, 07/01/2052	18,445,590	16,571,165

Freddie Mac Multifamily Structured Pass-Through Ctfs., Series K734, Class X1,
IO, 0.65%, 02/25/2026(j)	3,955,968	42,254

Series K735, Class X1, IO, 1.10%, 05/25/2026(j)	6,620,447	126,460

Series K093, Class X1, IO, 0.94%, 05/25/2029(j)	44,118,087	1,818,592

Freddie Mac REMICs,
6.75%, 02/15/2024	193	192

6.50%, 02/15/2028 - 06/15/2032	51,651	51,571

5.88% (30 Day Average SOFR + 0.56%), 02/15/2029(i)	4,851	4,820

6.08% (30 Day Average SOFR + 0.76%), 07/15/2029(i)	7,324	7,310

6.43%, 02/15/2032 - 03/15/2032(i)	171,734	172,389

3.50%, 05/15/2032	53,349	49,604

5.93% (30 Day Average SOFR + 0.61%), 01/15/2033(i)	4,994	4,975

4.82%(24.75% - (3.67 x (30 Day Average SOFR + 0.11%))), 08/15/2035(i)	90,942	98,953

4.00%, 06/15/2038	53,971	48,499

3.00%, 05/15/2040	546	535

IO, 0.57%, 03/15/2024 - 04/15/2038(i)(l)	58,441	2,672

7.00%, 03/15/2028 - 04/15/2028(l)	24,937	2,414

3.26%, 07/17/2028(i)(l)	1,336	9

2.67%(8.10% - (30 Day Average SOFR +0.11%)), 06/15/2029(i)(l)	37,642	1,873

	Principal Amount	Value
3.52%(8.95% - (30 Day Average SOFR + 0.11%)), 08/15/2029(i)(l)	$14,820	$611

1.62%(7.05% - (30 Day Average SOFR + 0.11%)), 10/15/2033(i)(l)	190,387	8,886

1.27%(6.70% - (30 Day Average SOFR + 0.11%)), 01/15/2035(i)(l)	356,618	13,161

1.32%(6.75% - (30 Day Average SOFR + 0.11%)), 02/15/2035(i)(l)	20,109	787

1.29%, 05/15/2035(i)(l)	543,453	26,585

0.72%(6.15% - (30 Day Average SOFR + 0.11%)), 07/15/2035(i)(l)	321,020	8,870

1.57%(7.00% - (30 Day Average SOFR + 0.11%)), 12/15/2037(i)(l)	100,306	7,432

0.64%(6.07% - (30 Day Average SOFR + 0.11%)), 05/15/2038(i)(l)	200,243	10,759

0.82%(6.25% - (30 Day Average SOFR + 0.11%)), 12/15/2039(i)(l)	95,512	4,577

Freddie Mac STRIPS, IO,
7.00%, 04/01/2027 - 04/01/2030(l)	128,888	15,002

6.50%, 02/01/2028 - 06/01/2031(l)	31,264	4,046

7.50%, 12/15/2029(l)	39,637	5,348

6.00%, 12/15/2032(l)	73,213	8,776

Government National Mortgage Association,
ARM, 3.63% (1 yr. U.S. Treasury Yield Curve Rate + 1.50%), 07/20/2027(i)	546	533

7.00%, 01/15/2028 - 01/20/2030	77,851	77,819

8.00%, 01/15/2028 - 09/15/2028	49,988	50,412

IO, 1.10% (6.55% - (1 mo. Term SOFR + 0.11%)), 04/16/2037(i)(l)	360,574	18,681

1.20% (6.65% - (1 mo. Term SOFR + 0.11%)), 04/16/2041(i)(l)	603,730	25,578

Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $107,996,428)		97,807,425

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

20	Invesco Global Strategic Income Fund

	Principal Amount	Value
Agency Credit Risk Transfer Notes–3.17%
United States–3.17%
Fannie Mae Connecticut Avenue Securities,
Series 2018-R07, Class 1M2, 7.84% (30 Day Average SOFR + 2.51%), 04/25/2031(b)(i)	$105,197	$105,210

Series 2022-R04, Class 1M2, 8.42% (30 Day Average SOFR + 3.10%), 03/25/2042(b)(i)	1,795,000	1,831,129

Series 2022-R08, Class 1M2, 8.92% (30 Day Average SOFR + 3.60%), 07/25/2042(b)(i)	3,150,000	3,284,302

Series 2023-R02, Class 1M1, 7.62% (30 Day Average SOFR + 2.30%), 01/25/2043(b)(i)	1,196,562	1,213,022

Series 2023-R03, Class 2M1, 7.82% (30 Day Average SOFR + 2.50%), 04/25/2043(b)(i)	2,477,545	2,508,153

Series 2023-R04, Class 1M1, 7.62% (30 Day Average SOFR + 2.30%), 05/25/2043(b)(i)	2,588,032	2,624,577

Series 2023-R06, Class 1M1, 7.02% (30 Day Average SOFR + 1.70%), 07/25/2043(b)(i)	1,392,351	1,393,410

Series 2023-R06, Class 1M2, 8.02% (30 Day Average SOFR + 2.70%), 07/25/2043(b)(i)	1,145,000	1,157,098

Series 2023-R06, Class 1B1, 9.22% (30 Day Average SOFR + 3.90%), 07/25/2043(b)(i)	1,310,000	1,323,336

	Principal Amount	Value
United States–(continued)
Freddie Mac,
Series 2022-DNA2, Class M1B, STACR® , 7.72% (30 Day Average SOFR + 2.40%), 02/25/2042(b)(i)	$3,500,000	$3,513,190

Series 2022-DNA3, Class M1B, STACR® , 8.22% (30 Day Average SOFR + 2.90%), 04/25/2042(b)(i)	7,000,000	7,145,993

Series 2022-DNA3, Class M1A, STACR® , 7.32% (30 Day Average SOFR + 2.00%), 04/25/2042(b)(i)	4,280,545	4,320,946

Series 2022-HQA2, Class M1, STACR® , 9.32% (30 Day Average SOFR + 4.00%), 07/25/2042(b)(i)	3,500,000	3,669,266

Series 2022-HQA3, Class M1, STACR® , 8.87% (30 Day Average SOFR + 3.55%), 08/25/2042(b)(i)	3,500,000	3,613,120

Series 2022-HQA3, Class M2, STACR® , 10.67% (30 Day Average SOFR + 5.35%), 08/25/2042(b)(i)	3,745,000	3,967,250

Series 2023-DNA1, Class M1, STACR® , 7.42% (30 Day Average SOFR + 2.10%), 03/25/2043(b)(i)	2,509,836	2,529,369

Series 2023-HQA2, Class M1, STACR® , 7.32% (30 Day Average SOFR + 2.00%), 06/25/2043(b)(i)	2,481,546	2,492,492

Series 2023-HQA2, Class M1, STACR® , 8.67% (30 Day Average SOFR + 3.35%), 06/25/2043(b)(i)	2,100,000	2,151,610

Series 2023-HQA2, Class M2, STACR® , 9.17% (30 Day Average SOFR + 3.85%), 06/25/2043(b)(i)	700,000	727,232

Total Agency Credit Risk Transfer Notes (Cost $48,620,977)		49,570,705

	Shares
Common Stocks & Other Equity Interests–1.39%
Argentina–1.36%
Banco BBVA Argentina S.A.	200,000	654,335

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

21	Invesco Global Strategic Income Fund

	Shares	Value
Argentina–(continued)
Banco Macro S.A., Class B	530,000	$2,317,034

Grupo Financiero Galicia S.A., Class B	1,335,000	3,731,229

Pampa Energia S.A.(q)	900,000	3,296,822

YPF S.A., ADR(q)	105,000	1,042,650

YPF S.A., Class D(q)	416,000	10,317,586

		21,359,656

United States–0.03%
ACNR Holdings, Inc.	2,129	182,775

Claire’s Holdings LLC, Class S	614	227,691

McDermott International Ltd.(q)	38,319	7,281

McDermott International Ltd., Series A, Wts., expiring 06/30/2027(m)(q)	76,715	2,301

McDermott International Ltd., Series B, Wts., expiring 06/30/2027(m)(q)	85,239	2,557

McDermott International Ltd., Wts., expiring 12/31/2049(m)	55,393	9,998

Sabine Oil & Gas Holdings, Inc.(m)(q)	2,510	477

Tenerity LLC, Wts., expiring 04/10/2024(m)	2,297	0

Windstream Services LLC, Wts.	399	4,090

		437,170

Total Common Stocks & Other Equity Interests (Cost $25,176,532)		21,796,826

	Principal Amount
Variable Rate Senior Loan Interests–0.74%(r)(s)
Canada–0.06%
GFL Environmental, Inc., Term Loan B, 7.91% (1 mo. Term SOFR + 2.50%), 05/31/2027	$275,000	275,402

New Red Finance, Inc., Term Loan B, 7.57% (1 mo. Term SOFR + 2.25%), 09/23/2030	640,000	634,720

		910,122

United States–0.68%
Carnival Corp., Incremental Term Loan, 8.69% (1 mo. Term SOFR + 3.25%), 10/18/2028	637,762	627,134

Claire’s Stores, Inc., Term Loan, 11.92% (1 mo. Term SOFR + 6.50%), 12/18/2026	183,840	167,639

Clear Channel Outdoor Holdings, Inc., Term Loan B, 9.14% (3 mo. Term SOFR + 3.50%), 08/21/2026	932,338	897,762

DTZ U.S. Borrower LLC, Term loan B, 9.32% (1 mo. Term SOFR + 4.50%), 01/31/2030(m)	645,000	620,812

	Principal Amount	Value
United States–(continued)
Dun & Bradstreet Corp. (The), Term loan B, 8.18% (1 mo. Term SOFR + 3.00%), 02/06/2026	$1,220,453	$1,220,453

Endo Luxembourg Finance Co. I S.a.r.l., Term Loan, 14.50% (1 mo. USD LIBOR + 4.00%), 03/27/2028	1,352,875	922,492

Greystar Real Estate Partners LLC, Term Loan, 9.15% (1 mo. Term SOFR + 0.38%), 08/07/2030(m)	358,000	358,000

IRB Holding Corp., Term Loan B, 8.42% (1 mo. Term SOFR + 3.00%), 12/15/2027	1,319,476	1,307,106

Mativ Holdings, Inc., Term Loan B, 9.19% (1 mo. Term SOFR + 3.75%), 04/20/2028	1,279,128	1,263,139

Mozart Debt Merger Sub, Inc. (Medline Industries), Term Loan, 8.69% (1 mo. Term SOFR + 3.25%), 10/23/2028	624,415	621,099

New Fortress Energy, Inc., Term Loan B, -% (1 mo. Term SOFR + 5.00%), 10/30/2028(m)	859,000	794,575

Scientific Games Holdings L.P., First Lien Term Loan, 8.91% (3 mo. Term SOFR + 3.50%), 04/04/2029	642,729	633,011

Select Medical Corp., Term Loan, 8.32% (1 mo. Term SOFR + 3.00%), 03/06/2027	644,385	643,480

Star Parent, Inc., Term Loan, 9.39% (1 mo. Term SOFR + 4.00%), 09/27/2030	638,000	609,931

		10,686,633

Total Variable Rate Senior Loan Interests (Cost $12,036,163)		11,596,755

	Shares
Preferred Stocks–0.04%
United States–0.04%
Bank of America Corp., 6.50%, Series Z, Pfd.(c)	615,000	608,470

Claire’s Holdings LLC, Series A, Pfd.	195	39,000

Total Preferred Stocks (Cost $710,081)		647,470

Money Market Funds–3.15%
Invesco Government & Agency Portfolio, Institutional Class, 5.27%(t)(u)	17,246,221	17,246,221

Invesco Liquid Assets Portfolio, Institutional Class, 5.40%(t)(u)	12,313,334	12,317,028

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

22	Invesco Global Strategic Income Fund

	Shares	Value
Money Market Funds–(continued)
Invesco Treasury Portfolio, Institutional Class, 5.27%(t)(u)	19,709,967	$19,709,966

Total Money Market Funds (Cost $49,272,543)		49,273,215

Options Purchased–0.57%
(Cost $26,188,690)(v)		8,912,651

TOTAL INVESTMENTS IN SECURITIES (excluding Investments purchased with cash collateral from securities on loan)-95.00% (Cost $1,633,668,907)		1,486,436,253

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–3.81%
Invesco Private Government Fund, 5.32%(t)(u)(w)	18,315,184	18,315,184

	Shares	Value
Money Market Funds–(continued)
Invesco Private Prime Fund, 5.53%(t)(u)(w)	41,277,128	$41,281,255

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $59,595,615)		59,596,439

TOTAL INVESTMENTS IN SECURITIES–98.81% (Cost $1,693,264,522)		1,546,032,692

OTHER ASSETS LESS LIABILITIES–1.19%		18,554,582

NET ASSETS–100.00%		$1,564,587,274

Investment Abbreviations:

ADR	– American Depositary Receipt
ARM	– Adjustable Rate Mortgage
ARS	– Argentina Peso
AUD	– Australian Dollar
BRL	– Brazilian Real
CAD	– Canadian Dollar
CNY	– Chinese Yuan Renminbi
COP	– Colombia Peso
Ctfs.	– Certificates
EUR	– Euro
EURIBOR	– Euro Interbank Offered Rate
GBP	– British Pound Sterling
IDR	– Indonesian Rupiah
INR	– Indian Rupee
IO	– Interest Only
JPY	– Japanese Yen
LIBOR	– London Interbank Offered Rate
MXN	– Mexican Peso
MYR	– Malaysian Ringgit
PEN	– Peruvian Sol
Pfd.	– Preferred
REMICs	– Real Estate Mortgage Investment Conduits
SOFR	– Secured Overnight Financing Rate
SONIA	– Sterling Overnight Index Average
STACR®	– Structured Agency Credit Risk
STRIPS	– Separately Traded Registered Interest and Principal Security
THB	– Thai Baht
TRY	– Turkish Lira
USD	– U.S. Dollar
UYU	– Uruguay Peso
Wts.	– Warrants
ZAR	– South African Rand

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

23	Invesco Global Strategic Income Fund

Notes to Consolidated Schedule of Investments:

(a)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2023 was $592,588,500, which represented 37.88% of the Fund’s Net Assets.

(c)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(d)	Perpetual bond with no specified maturity date.
(e)	Zero coupon bond issued at a discount.
(f)	All or a portion of this security was out on loan at October 31, 2023.
(g)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(h)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at October 31, 2023 was $1,571,412, which represented less than 1% of the Fund’s Net Assets.

(i)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on October 31, 2023.
(j)

Interest only security. Principal amount shown is the notional principal and does not reflect the maturity value of the security. Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on October 31, 2023.

(k)

Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on October 31, 2023.

(l)	Interest only security. Principal amount shown is the notional principal and does not reflect the maturity value of the security.
(m)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(n)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(o)	Principal amount of security and interest payments are adjusted for inflation. See Note 1J.
(p)	All or a portion of the value was designated as collateral to cover margin requirements for swap agreements. See Note 1R.
(q)	Non-income producing security.
(r)

Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with any accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.

(s)

Variable rate senior loan interests are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended (the “1933 Act”) and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the Secured Overnight Financing Rate (“SOFR”), on set dates, typically every 30 days, but not greater than one year, and/or have interest rates that float at margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(t)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2023.

	Value October 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value October 31, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$31,287,616	$352,871,472	$(366,912,867)	$ -	$ -	$17,246,221	$1,212,475
Invesco Liquid Assets Portfolio, Institutional Class	22,438,567	252,051,052	(262,171,485)	(102)	(1,004)	12,317,028	888,658
Invesco Treasury Portfolio, Institutional Class	35,757,276	403,281,682	(419,328,992)	-	-	19,709,966	1,383,457
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	17,970,670	119,372,464	(119,027,950)	-	-	18,315,184	787,366*
Invesco Private Prime Fund	47,071,670	239,027,389	(244,823,746)	2,425	3,517	41,281,255	2,126,375*
Total	$154,525,799	$1,366,604,059	$(1,412,265,040)	$2,323	$2,513	$108,869,654	$6,398,331

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Consolidated Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(u)	The rate shown is the 7-day SEC standardized yield as of October 31, 2023.
(v)	The table below details options purchased.
(w)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1L.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

24	Invesco Global Strategic Income Fund

Open Over-The-Counter Foreign Currency Options Purchased(a)
Description	Type of Contract	Counterparty	Expiration Date	Exercise Price		Notional Value		Value
Currency Risk
AUD versus USD	Call	Deutsche Bank AG	11/06/2023	USD	0.70	AUD	4,200,000	$3
AUD versus USD	Call	Goldman Sachs International	05/16/2024	USD	0.69	AUD	87,500,000	364,006
AUD versus USD	Call	J.P. Morgan Chase Bank, N.A.	11/22/2023	USD	0.67	AUD	35,000,000	22
EUR versus USD	Call	Deutsche Bank AG	12/11/2023	USD	1.16	EUR	87,500,000	185
EUR versus USD	Call	Goldman Sachs International	11/08/2023	USD	1.11	EUR	52,500,000	56
EUR versus USD	Call	Goldman Sachs International	12/07/2023	USD	1.10	EUR	4,375,000	296,643
EUR versus USD	Call	Goldman Sachs International	02/08/2024	USD	1.15	EUR	52,500,000	15,110
EUR versus USD	Call	Goldman Sachs International	03/01/2024	USD	1.15	EUR	5,250,000	145,936
EUR versus USD	Call	J.P. Morgan Chase Bank, N.A.	12/01/2023	USD	1.13	EUR	3,500,000	7,633
Subtotal – Foreign Currency Call Options Purchased								829,594
Currency Risk
EUR versus HUF	Put	Goldman Sachs International	12/01/2023	HUF	360.00	EUR	3,500,000	7,073
EUR versus MXN	Put	Deutsche Bank AG	01/11/2024	MXN	18.40	EUR	2,100,000	34,659
EUR versus MXN	Put	Goldman Sachs International	11/10/2023	MXN	18.30	EUR	35,000,000	3,037
EUR versus MXN	Put	Morgan Stanley and Co. International PLC	11/30/2023	MXN	18.50	EUR	3,500,000	335,227
EUR versus MXN	Put	Morgan Stanley and Co. International PLC	12/11/2023	MXN	18.40	EUR	35,000,000	21,591
EUR versus NOK	Put	Morgan Stanley and Co. International PLC	11/10/2023	NOK	11.10	EUR	35,000,000	37
EUR versus SEK	Put	Merrill Lynch International	11/16/2023	SEK	11.25	EUR	1,750,000	2,316
USD versus BRL	Put	Goldman Sachs International	11/14/2023	BRL	4.80	USD	3,500,000	82,456
USD versus BRL	Put	Goldman Sachs International	11/16/2023	BRL	4.50	USD	1,120,000	754
USD versus BRL	Put	Goldman Sachs International	12/18/2023	BRL	4.83	USD	35,000,000	112,280
USD versus BRL	Put	Goldman Sachs International	02/15/2024	BRL	4.80	USD	70,000,000	469,700
USD versus BRL	Put	Merrill Lynch International	01/24/2024	BRL	4.93	USD	45,500,000	531,121
USD versus BRL	Put	Merrill Lynch International	10/08/2024	BRL	4.90	USD	2,100,000	172,628
USD versus BRL	Put	Morgan Stanley and Co. International PLC	11/16/2023	BRL	4.50	USD	3,500,000	578
USD versus BRL	Put	Morgan Stanley and Co. International PLC	07/08/2024	BRL	4.60	USD	2,100,000	294,416
USD versus CAD	Put	Merrill Lynch International	11/27/2023	CAD	1.30	USD	1,750,000	177
USD versus CLP	Put	Morgan Stanley and Co. International PLC	11/14/2023	CLP	715.00	USD	2,100,000	2
USD versus CLP	Put	Morgan Stanley and Co. International PLC	11/14/2023	CLP	740.00	USD	2,100,000	2
USD versus CLP	Put	Morgan Stanley and Co. International PLC	11/30/2023	CLP	805.00	USD	42,000,000	3,360
USD versus COP	Put	Goldman Sachs International	02/12/2024	COP	3,960.00	USD	35,000,000	378,210
USD versus COP	Put	Merrill Lynch International	01/11/2024	COP	4,100.00	USD	2,100,000	322,245
USD versus COP	Put	Morgan Stanley and Co. International PLC	01/30/2024	COP	3,950.00	USD	35,000,000	327,670
USD versus INR	Put	Standard Chartered Bank PLC	01/24/2024	INR	81.40	USD	35,000,000	22,540
USD versus JPY	Put	Deutsche Bank AG	12/12/2023	JPY	135.00	USD	1,750,000	6,671
USD versus JPY	Put	Deutsche Bank AG	07/18/2024	JPY	129.40	USD	1,750,000	161,213
USD versus JPY	Put	Goldman Sachs International	02/08/2024	JPY	113.00	USD	52,500,000	4,200
USD versus JPY	Put	Goldman Sachs International	02/16/2024	JPY	135.00	USD	3,500,000	145,019
USD versus JPY	Put	Goldman Sachs International	05/07/2024	JPY	118.00	USD	52,500,000	38,587
USD versus JPY	Put	Goldman Sachs International	05/30/2024	JPY	115.00	USD	5,250,000	61,609
USD versus JPY	Put	Goldman Sachs International	06/10/2024	JPY	115.00	USD	5,250,000	67,903
USD versus JPY	Put	J.P. Morgan Chase Bank, N.A.	11/07/2023	JPY	114.00	USD	2,100,000	2
USD versus JPY	Put	Merrill Lynch International	06/03/2024	JPY	115.00	USD	3,500,000	29,547

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

25	Invesco Global Strategic Income Fund

Open Over-The-Counter Foreign Currency Options Purchased(a)–(continued)
Description	Type of Contract	Counterparty	Expiration Date	Exercise Price		Notional Value		Value
USD versus JPY	Put	Morgan Stanley and Co. International PLC	04/18/2024	JPY	132.00	USD	1,750,000	$111,414
USD versus KRW	Put	Goldman Sachs International	12/19/2023	KRW	1,170.00	USD	1,750,000	910
USD versus MXN	Put	Deutsche Bank AG	11/01/2023	MXN	16.75	USD	35,000,000	35
USD versus MXN	Put	Goldman Sachs International	12/01/2023	MXN	17.00	USD	3,500,000	341,554
USD versus MXN	Put	Goldman Sachs International	05/02/2024	MXN	16.00	USD	5,950,000	27,751
USD versus MXN	Put	Merrill Lynch International	03/06/2024	MXN	16.50	USD	2,800,000	134,207
USD versus THB	Put	Goldman Sachs International	01/18/2024	THB	31.05	USD	1,750,000	3,825
USD versus THB	Put	Standard Chartered Bank PLC	02/23/2024	THB	30.65	USD	1,750,000	6,694
USD versus ZAR	Put	Goldman Sachs International	05/14/2024	ZAR	15.00	USD	7,000,000	238,007
USD versus ZAR	Put	Goldman Sachs International	10/16/2024	ZAR	18.15	USD	26,250,000	863,940
Subtotal – Foreign Currency Put Options Purchased								5,365,167
Total Foreign Currency Options Purchased								$6,194,761

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $38,871,588.

Open Over-The-Counter Interest Rate Swaptions Purchased(a)

				Pay/
				Receive
	Type of		Exercise	Exercise	Floating Rate	Payment	Expiration	Notional
Description	Contract	Counterparty	Rate	Rate	Index	Frequency	Date	Value		Value

Interest Rate Risk
2 Year Interest Rate Swap	Call	J.P. Morgan Chase Bank, N.A.	4.45%	Receive	SOFR	Annually	03/07/2024	USD	175,000,000	$650,342
30 Year Interest Rate Swap	Call	J.P. Morgan Chase Bank, N.A.	3.93	Receive	SOFR	Annually	12/05/2023	USD	6,615,000	35,097
Subtotal – Interest Rate Call Swaptions Purchased										685,439
Interest Rate Risk
30 Year Interest Rate Swap	Put	J.P. Morgan Chase Bank, N.A.	4.43	Pay	SOFR	Annually	12/05/2023	USD	6,615,000	106,193
5 Year Interest Rate Swap	Put	J.P. Morgan Chase Bank, N.A.	0.75	Pay	TONAR	Annually	03/04/2024	JPY	10,920,000,000	486,518
Subtotal – Interest Rate Put Swaptions Purchased										592,711
Total Interest Rate Swaptions Purchased										$1,278,150

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $38,871,588.

Open Over-The-Counter Credit Default Swaptions Purchased(a)

				(Pay)/
				Receive			Implied
	Type of	Exercise	Reference	Fixed	Payment	Expiration	Credit	Notional
Counterparty	Contract	Rate	Entity	Rate	Frequency	Date	Spread(b)	Value		Value

Credit Risk

Goldman Sachs International	Put	80.00%	Markit CDX North America Investment Grade Index, Series 40, Version 1	(1.00)%	Quaterly	11/15/2023	0.732%	USD	140,000,000	$77,822

J.P. Morgan Chase Bank, N.A.	Put	500.00	Markit iTraxx Crossover Index, Series 40, Version 1	(5.00)	Quaterly	03/20/2024	4.509	EUR	70,000,000	1,361,918

Total Credit Default Swaptions Purchased										$1,439,740

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $38,871,588.
(b)

Implied credit spreads represent the current level, as of October 31, 2023, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

26	Invesco Global Strategic Income Fund

Open Over-The-Counter Credit Default Swaptions Written(a)
				(Pay)/
				Receive			Implied
	Type of	Exercise	Reference	Fixed	Payment	Expiration	Credit	Notional
Counterparty	Contract	Rate	Entity	Rate	Frequency	Date	Spread(b)	Value		Value

Credit Risk

Goldman Sachs International	Call	60.00%	Markit CDX Investment Grade Index, Series 40, Version 1	1.00%	Quarterly	11/15/2023	0.732%	USD	140,000,000	$(4,561)

Credit Risk

Goldman Sachs International	Put	90.00	Markit CDX Investment Grade Index, Series 40, Version 1	(1.00)	Quarterly	11/15/2023	0.732	USD	140,000,000	(25,784)

Goldman Sachs International	Put	99.00	Markit CDX North America High Yield Index, Series 40, Version 1	(5.00)	Quarterly	12/20/2023	4.918	USD	46,200,000	(421,849)

J.P. Morgan Chase Bank, N.A.	Put	500.00	Markit iTraxx Europe Crossover Index, Series 40, Version 6	(5.00)	Quarterly	11/15/2023	4.509	EUR	58,300,000	(98,522)

J.P. Morgan Chase Bank, N.A.	Put	550.00	Markit iTraxx Europe Crossover Index, Series 40, Version 6	(5.00)	Quarterly	03/20/2024	4.509	EUR	70,000,000	(968,479)

J.P. Morgan Chase Bank, N.A.	Put	99.00	Markit CDX North America High Yield Index, Series 40, Version 3	(5.00)	Quarterly	11/15/2023	4.918	USD	46,900,000	(136,158)

J.P. Morgan Chase Bank, N.A.	Put	98.00	Markit CDX North America High Yield Index, Series 40, Version 2	(5.00)	Quarterly	12/20/2023	4.918	USD	70,000,000	(455,804)

J.P. Morgan Chase Bank, N.A.	Put	750.00	Markit iTraxx Europe Crossover Index, Series 40, Version 6	(5.00)	Quarterly	03/20/2024	4.509	EUR	70,000,000	(297,047)

J.P. Morgan Chase Bank, N.A.	Put	500.00	Markit iTraxx Europe Crossover Index, Series 40, Version 6	(5.00)	Quarterly	11/15/2023	4.509	EUR	35,000,000	(59,147)

J.P. Morgan Chase Bank, N.A.	Put	97.00	Markit CDX High Yield Index, Series 41, Version 1	(5.00)	Quarterly	02/21/2024	5.137	USD	46,900,000	(697,031)

J.P. Morgan Chase Bank, N.A.	Put	98.00	Markit CDX North America High Yield Index, Series 40, Version 4	(5.00)	Quarterly	02/21/2024	4.918	USD	46,900,000	(656,425)

Subtotal - Credit Default Put Swaptions Written										(3,816,246)

Total Credit Default Swaptions Written										$(3,820,807)

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $38,871,588.
(b)

Implied credit spreads represent the current level, as of October 31, 2023, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Open Over-The-Counter Foreign Currency Options Written(a)

	Type of		Expiration	Exercise		Notional
Description	Contract	Counterparty	Date	Price		Value		Value

Currency Risk

AUD versus USD	Call	Goldman Sachs International	05/16/2024	USD	0.73	AUD	87,500,000	$(81,760)

EUR versus HUF	Call	Goldman Sachs International	12/01/2023	HUF	400.00	EUR	1,400,000	(116,990)

EUR versus HUF	Call	Goldman Sachs International	03/07/2024	HUF	425.00	EUR	49,875,000	(289,775)

EUR versus HUF	Call	J.P. Morgan Chase Bank, N.A.	12/13/2023	HUF	410.00	EUR	35,000,000	(59,957)

EUR versus HUF	Call	Merrill Lynch International	12/18/2023	HUF	415.00	EUR	35,000,000	(50,366)

USD versus BRL	Call	Goldman Sachs International	11/16/2023	BRL	5.10	USD	1,120,000	(351,781)

USD versus BRL	Call	Goldman Sachs International	12/18/2023	BRL	5.30	USD	35,000,000	(230,405)

USD versus BRL	Call	Goldman Sachs International	02/15/2024	BRL	5.25	USD	70,000,000	(1,323,490)

USD versus BRL	Call	Goldman Sachs International	05/23/2024	BRL	5.55	USD	3,500,000	(638,785)

USD versus BRL	Call	Merrill Lynch International	01/24/2024	BRL	5.30	USD	45,500,000	(576,121)

USD versus COP	Call	Goldman Sachs International	02/12/2024	COP	4,500.00	USD	35,000,000	(562,275)

USD versus COP	Call	Morgan Stanley and Co. International PLC	01/30/2024	COP	4,350.00	USD	35,000,000	(752,465)

USD versus INR	Call	Standard Chartered Bank PLC	01/24/2024	INR	84.00	USD	35,000,000	(152,950)

USD versus JPY	Call	Deutsche Bank AG	11/01/2023	JPY	145.75	USD	52,500,000	(1,996,837)

USD versus JPY	Call	Deutsche Bank AG	02/12/2024	JPY	145.30	USD	35,000,000	(1,239,525)

USD versus MXN	Call	Goldman Sachs International	04/03/2024	MXN	18.75	USD	3,500,000	(1,145,084)

USD versus MXN	Call	Goldman Sachs International	05/02/2024	MXN	19.00	USD	89,250,000	(2,464,817)

USD versus MXN	Call	Goldman Sachs International	05/15/2024	MXN	19.75	USD	1,400,000	(264,445)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

27	Invesco Global Strategic Income Fund

Open Over-The-Counter Foreign Currency Options Written(a)–(continued)

	Type of		Expiration	Exercise		Notional
Description	Contract	Counterparty	Date	Price		Value		Value

USD versus MXN	Call	Merrill Lynch International	03/06/2024	MXN	19.00	USD	1,400,000	$(392,263)

USD versus ZAR	Call	Goldman Sachs International	10/16/2024	ZAR	21.75	USD	26,250,000	(612,780)

Subtotal – Foreign Currency Call Options Written								(13,302,871)

Currency Risk

AUD versus USD	Put	Goldman Sachs International	05/16/2024	USD	0.63	AUD	87,500,000	(1,387,918)

EUR versus NOK	Put	Morgan Stanley and Co. International PLC	11/10/2023	NOK	10.80	EUR	70,000,000	(74)

USD versus BRL	Put	Goldman Sachs International	12/18/2023	BRL	4.50	USD	35,000,000	(3,500)

USD versus BRL	Put	Goldman Sachs International	02/15/2024	BRL	4.64	USD	70,000,000	(160,160)

USD versus BRL	Put	Merrill Lynch International	01/24/2024	BRL	4.75	USD	45,500,000	(169,488)

USD versus CLP	Put	Morgan Stanley and Co. International PLC	11/30/2023	CLP	780.00	USD	42,000,000	(546)

USD versus COP	Put	Goldman Sachs International	02/12/2024	COP	3,750.00	USD	35,000,000	(105,385)

USD versus COP	Put	Morgan Stanley and Co. International PLC	01/30/2024	COP	3,750.00	USD	35,000,000	(86,660)

USD versus INR	Put	Standard Chartered Bank PLC	01/24/2024	INR	79.50	USD	35,000,000	(4,760)

USD versus ZAR	Put	Goldman Sachs International	10/16/2024	ZAR	17.15	USD	26,250,000	(444,938)

Subtotal – Foreign Currency Put Options Written								(2,363,429)

Total – Foreign Currency Options Written								$(15,666,300)

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $38,871,588.

Open Over-The-Counter Interest Rate Swaptions Written(a)

					Pay/
					Receive
	Type of		Exercise	Floating	Exercise	Payment	Expiration	Notional
Description	Contract	Counterparty	Rate	Rate Index	Rate	Frequency	Date	Value		Value

Interest Rate Risk

30 Year Interest Rate Swap	Call	BNP Paribas S.A.	3.79%	SOFR	Receive	Annually	10/18/2024	USD	26,250,000	$(998,851)

30 Year Interest Rate Swap	Call	Deutsche Bank AG	3.50	SOFR	Receive	Annually	03/28/2025	USD	52,500,000	(1,784,989)

1 Year Interest Rate Swap	Call	Goldman Sachs International	3.29	SOFR	Receive	Annually	06/30/2025	USD	105,000,000	(400,688)

30 Year Interest Rate Swap	Call	J.P. Morgan Chase Bank, N.A.	3.50	SOFR	Receive	Annually	09/29/2025	USD	43,750,000	(1,867,557)

10 Year Interest Rate Swap	Call	J.P. Morgan Chase Bank, N.A.	2.44	6 Month EURIBOR	Receive	Semi - Annually	04/14/2025	EUR	52,500,000	(835,962)

2 Year Interest Rate Swap	Call	J.P. Morgan Chase Bank, N.A.	4.05	SOFR	Receive	Annually	03/07/2024	USD	175,000,000	(346,990)

30 Year Interest Rate Swap	Call	J.P. Morgan Chase Bank, N.A.	2.97	SOFR	Receive	Annually	10/05/2028	USD	31,500,000	(1,465,445)

5 Year Interest Rate Swap	Call	J.P. Morgan Chase Bank, N.A.	0.35	TONAR	Receive	Annually	03/04/2024	JPY	10,920,000,000	(43,203)

10 Year Interest Rate Swap	Call	J.P. Morgan Chase Bank, N.A.	3.94	SOFR	Receive	Annually	10/03/2025	USD	35,000,000	(1,095,730)

30 Year Interest Rate Swap	Call	J.P. Morgan Chase Bank, N.A.	3.52	SOFR	Receive	Annually	10/21/2024	USD	21,000,000	(525,125)

30 Year Interest Rate Swap	Call	Morgan Stanley and Co. International PLC	3.43	SOFR	Receive	Annually	09/29/2025	USD	77,500,000	(3,028,197)

10 Year Interest Rate Swap	Call	Morgan Stanley and Co. International PLC	2.35	6 Month EURIBOR	Receive	Semi - Annually	05/19/2027	EUR	42,000,000	(1,221,941)

30 Year Interest Rate Swap	Call	Morgan Stanley and Co. International PLC	3.30	SOFR	Receive	Annually	09/29/2025	USD	23,940,000	(804,560)

30 Year Interest Rate Swap	Call	Morgan Stanley and Co. International PLC	3.50	SOFR	Receive	Annually	10/06/2025	USD	24,360,000	(1,046,718)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

28	Invesco Global Strategic Income Fund

Open Over-The-Counter Interest Rate Swaptions Written(a)–(continued)

					Pay/
					Receive
	Type of		Exercise	Floating	Exercise	Payment	Expiration		Notional
Description	Contract	Counterparty	Rate	Rate Index	Rate	Frequency	Date		Value	Value

10 Year Interest Rate Swap	Call	Morgan Stanley and Co. International PLC	3.60%	SONIA	Receive	Annually	03/14/2024	GBP	35,000,000	$(283,879)

2 Year Interest Rate Swap	Call	Morgan Stanley and Co. International PLC	4.92	SONIA	Receive	Monthly	03/28/2024	GBP	175,000,000	(1,982,041)

Subtotal–Interest Rate Call Swaptions Written										(17,731,876)

Interest Rate Risk

10 Year Interest Rate Swap	Put	Deutsche Bank AG	5.25	SOFR	Pay	Annually	10/21/2024	USD	42,000,000	(670,150)

1 Year Interest Rate Swap	Put	Goldman Sachs International	3.29	SOFR	Pay	Annually	06/30/2025	USD	105,000,000	(1,283,012)

5 Year Interest Rate Swap	Put	J.P. Morgan Chase Bank, N.A.	1.10	TONAR	Pay	Annually	03/04/2024	JPY	10,920,000,000	(203,028)

30 Year Interest Rate Swap	Put	J.P. Morgan Chase Bank, N.A.	5.02	SOFR	Pay	Annually	10/21/2024	USD	21,000,000	(582,866)

30 Year Interest Rate Swap	Put	J.P. Morgan Chase Bank, N.A.	4.97	SOFR	Pay	Annually	10/05/2028	USD	31,500,000	(2,170,969)

2 Year Interest Rate Swap	Put	J.P. Morgan Chase Bank, N.A.	4.00	SOFR	Pay	Annually	09/16/2024	USD	262,500,000	(3,598,444)

10 Year Interest Rate Swap	Put	Merrill Lynch International	5.15	SOFR	Pay	Annually	04/25/2024	USD	52,500,000	(527,019)

5 Year Interest Rate Swap	Put	Merrill Lynch International	4.17	SOFR	Pay	Annually	11/30/2023	USD	210,000,000	(3,498,182)

10 Year Interest Rate Swap	Put	Morgan Stanley and Co. International PLC	5.25	SOFR	Pay	Annually	10/21/2024	USD	105,000,000	(1,675,434)

10 Year Interest Rate Swap	Put	Morgan Stanley and Co. International PLC	3.72	6 Month EURIBOR	Pay	Semi - Annually	04/18/2024	EUR	105,000,000	(1,330,568)

2 Year Interest Rate Swap	Put	Morgan Stanley and Co. International PLC	5.45	SONIA	Pay	Annually	03/14/2024	GBP	150,500,000	(336,946)

5 Year Interest Rate Swap	Put	Morgan Stanley and Co. International PLC	4.50	SOFR	Pay	Annually	10/03/2025	USD	168,000,000	(4,287,345)

10 Year Interest Rate Swap	Put	Morgan Stanley and Co. International PLC	5.25	SOFR	Pay	Annually	04/23/2025	USD	84,000,000	(1,853,414)

5 Year Interest Rate Swap	Put	Morgan Stanley and Co. International PLC	4.55	SOFR	Pay	Annually	10/06/2025	USD	94,500,000	(2,337,612)

10 Year Interest Rate Swap	Put	Morgan Stanley and Co. International PLC	3.85	6 Month EURIBOR	Pay	Semi - Annually	05/19/2027	EUR	42,000,000	(2,143,767)

5 Year Interest Rate Swap	Put	Morgan Stanley and Co. International PLC	4.33	SOFR	Pay	Annually	09/29/2025	USD	94,500,000	(2,692,420)

10 Year Interest Rate Swap	Put	Toronto-Dominion Bank (The)	5.25	SOFR	Pay	Annually	07/25/2024	USD	70,000,000	(895,794)

Subtotal–Interest Rate Put Swaptions Written										(30,086,970)

Total Open Over-The-Counter Interest Rate Swaptions Written										$(47,818,846)

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $38,871,588.

Open Futures Contracts(a)

					Unrealized
	Number of	Expiration	Notional		Appreciation
Long Futures Contracts	Contracts	Month	Value	Value	(Depreciation)

Interest Rate Risk

U.S. Treasury 2 Year Notes	169	December-2023	$34,209,297	$(127,634)	$(127,634)

U.S. Treasury 10 Year Notes	798	December-2023	84,725,156	(2,994,232)	(2,994,232)

U.S. Treasury 10 Year Ultra Notes	770	December-2023	83,797,656	(2,153,629)	(2,153,629)

Subtotal–Long Futures Contracts				(5,275,495)	(5,275,495)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

29	Invesco Global Strategic Income Fund

Open Futures Contracts(a)–(continued)

					Unrealized
	Number of	Expiration	Notional		Appreciation
Short Futures Contracts	Contracts	Month	Value	Value	(Depreciation)

Interest Rate Risk

U.S. Treasury 5 Year Notes	184	December-2023	$(19,223,687)	$41,852	$41,852

U.S. Treasury Long Bonds	34	December-2023	(3,720,875)	362,502	362,502

Subtotal–Short Futures Contracts				404,354	404,354

Total Futures Contracts				$(4,871,141)	$(4,871,141)

(a)	Futures contracts collateralized by $4,110,337 cash held with Merrill Lynch International, the futures commission merchant.

Open Forward Foreign Currency Contracts

						Unrealized
Settlement		Contract to				Appreciation
Date	Counterparty	Deliver		Receive		(Depreciation)

Currency Risk

12/20/2023	Barclays Bank PLC	JPY	4,152,423,219	USD	28,149,533	$536,858

12/20/2023	Barclays Bank PLC	SGD	52,417,560	USD	38,587,863	221,965

12/20/2023	Barclays Bank PLC	USD	33,233,297	KRW	44,987,250,000	106,925

12/20/2023	Barclays Bank PLC	USD	12,103,805	MXN	222,747,000	155,710

12/20/2023	Barclays Bank PLC	USD	6,172,108	PLN	26,104,000	16,382

12/20/2023	BNP Paribas S.A.	EUR	5,374,000	USD	5,723,235	24,330

12/20/2023	BNP Paribas S.A.	JPY	1,892,424,000	USD	13,048,785	464,593

12/20/2023	BNP Paribas S.A.	USD	15,469,780	COP	64,414,000,000	13,661

12/20/2023	BNP Paribas S.A.	USD	11,785,222	MXN	215,886,000	96,678

12/20/2023	Citibank, N.A.	CLP	4,525,565,000	USD	5,108,438	66,190

12/20/2023	Citibank, N.A.	GBP	4,330,000	USD	5,308,928	44,043

12/20/2023	Citibank, N.A.	TWD	518,990,811	USD	16,361,627	329,059

12/20/2023	Citibank, N.A.	USD	13,379,266	COP	56,413,332,500	181,024

11/08/2023	Deutsche Bank AG	AUD	17,500,000	USD	11,532,500	429,021

12/13/2023	Deutsche Bank AG	EUR	10,150,000	USD	11,022,900	263,703

12/20/2023	Deutsche Bank AG	INR	1,543,170,000	USD	18,522,115	17,692

12/20/2023	Deutsche Bank AG	PEN	120,717,000	USD	32,349,063	984,983

12/20/2023	Deutsche Bank AG	USD	3,994,327	EUR	3,805,000	40,719

12/20/2023	Deutsche Bank AG	USD	4,385,317	ZAR	83,612,400	82,267

02/14/2024	Deutsche Bank AG	JPY	1,654,695,000	USD	11,900,000	793,681

07/22/2024	Deutsche Bank AG	JPY	501,095,000	USD	3,500,000	50,585

11/07/2023	Goldman Sachs International	BRL	149,891,525	USD	30,275,000	564,135

12/20/2023	Goldman Sachs International	BRL	62,262,900	USD	12,600,000	317,791

12/20/2023	Goldman Sachs International	JPY	4,704,959,710	USD	31,900,000	613,082

12/20/2023	Goldman Sachs International	USD	5,530,647	PLN	23,371,000	9,929

12/21/2023	Goldman Sachs International	KRW	6,582,450,000	USD	5,250,000	371,441

01/22/2024	Goldman Sachs International	THB	152,197,500	USD	4,550,000	284,508

02/13/2024	Goldman Sachs International	JPY	1,094,562,000	USD	8,820,000	1,474,477

02/20/2024	Goldman Sachs International	JPY	1,027,320,000	USD	7,000,000	97,965

03/05/2024	Goldman Sachs International	EUR	23,800,000	USD	25,963,420	632,137

05/09/2024	Goldman Sachs International	JPY	2,190,384,000	USD	17,220,000	2,315,205

05/20/2024	Goldman Sachs International	AUD	14,437,500	USD	9,704,887	493,573

11/03/2023	HSBC Bank USA	BRL	490,705,000	USD	98,258,911	930,602

11/03/2023	HSBC Bank USA	USD	97,025,210	BRL	490,705,000	303,099

12/20/2023	HSBC Bank USA	IDR	368,541,180,000	USD	23,929,536	811,494

12/20/2023	HSBC Bank USA	KRW	44,196,364	USD	33,396	642

12/20/2023	HSBC Bank USA	SEK	29,223,165	USD	2,628,028	3,859

11/03/2023	J.P. Morgan Chase Bank, N.A.	BRL	244,940,755	USD	48,939,212	356,724

11/03/2023	J.P. Morgan Chase Bank, N.A.	USD	48,431,192	BRL	244,940,755	151,295

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

30	Invesco Global Strategic Income Fund

Open Forward Foreign Currency Contracts–(continued)

						Unrealized
Settlement		Contract to				Appreciation
Date	Counterparty	Deliver		Receive		(Depreciation)

12/05/2023	J.P. Morgan Chase Bank, N.A.	EUR	22,750,000	USD	24,643,937	$539,904

12/20/2023	J.P. Morgan Chase Bank, N.A.	AUD	27,450,000	USD	17,732,633	291,685

12/20/2023	J.P. Morgan Chase Bank, N.A.	CAD	36,180,487	USD	26,438,426	326,038

12/20/2023	J.P. Morgan Chase Bank, N.A.	EUR	183,504,283	USD	198,099,520	3,500,813

12/20/2023	J.P. Morgan Chase Bank, N.A.	GBP	99,523,000	USD	124,545,360	3,534,482

12/20/2023	J.P. Morgan Chase Bank, N.A.	JPY	7,060,920,000	USD	48,000,000	1,046,479

12/20/2023	J.P. Morgan Chase Bank, N.A.	KRW	4,705,820,000	USD	3,500,000	12,499

12/20/2023	J.P. Morgan Chase Bank, N.A.	MXN	949,357,000	USD	53,878,819	1,628,257

12/20/2023	J.P. Morgan Chase Bank, N.A.	THB	188,820,000	USD	5,315,504	39,822

12/20/2023	J.P. Morgan Chase Bank, N.A.	USD	18,583,806	CNY	135,048,514	141,141

12/20/2023	J.P. Morgan Chase Bank, N.A.	USD	16,730,000	COP	71,009,648,500	338,863

12/20/2023	J.P. Morgan Chase Bank, N.A.	USD	29,203,907	HUF	10,744,810,117	314,873

12/20/2023	J.P. Morgan Chase Bank, N.A.	USD	13,978,943	PLN	60,994,324	481,015

12/20/2023	J.P. Morgan Chase Bank, N.A.	USD	15,652,455	ZAR	299,032,326	325,461

01/03/2024	J.P. Morgan Chase Bank, N.A.	BRL	490,705,000	USD	97,364,035	707,677

03/20/2024	J.P. Morgan Chase Bank, N.A.	CNY	56,290,000	USD	8,330,343	531,988

12/20/2023	Merrill Lynch International	COP	209,079,840,000	USD	51,871,200	1,613,873

12/20/2023	Merrill Lynch International	EUR	1,835,000	USD	1,976,397	30,455

12/20/2023	Merrill Lynch International	KRW	9,426,060,000	USD	7,000,000	14,311

12/20/2023	Merrill Lynch International	USD	351,179	ZAR	6,815,000	12,960

01/26/2024	Merrill Lynch International	BRL	55,096,860	USD	10,920,000	97,634

03/08/2024	Merrill Lynch International	MXN	215,544,700	USD	11,900,000	195,998

11/01/2023	Morgan Stanley and Co. International PLC	CAD	22,435,487	USD	16,590,000	411,535

11/03/2023	Morgan Stanley and Co. International PLC	USD	26,462,828	BRL	133,911,100	97,613

11/27/2023	Morgan Stanley and Co. International PLC	COP	172,383,400,000	USD	42,000,000	352,303

12/04/2023	Morgan Stanley and Co. International PLC	USD	28,980,000	CLP	26,299,350,000	355,583

12/20/2023	Morgan Stanley and Co. International PLC	AUD	26,723,677	USD	17,311,414	331,950

12/20/2023	Morgan Stanley and Co. International PLC	GBP	9,620,572	USD	11,744,250	46,513

12/20/2023	Morgan Stanley and Co. International PLC	NZD	12,447,667	USD	7,466,078	212,919

12/20/2023	Morgan Stanley and Co. International PLC	USD	12,889,200	PLN	54,395,000	6,254

04/22/2024	Morgan Stanley and Co. International PLC	JPY	508,375,000	USD	3,500,000	50,061

12/20/2023	Standard Chartered Bank PLC	JPY	1,892,236,500	USD	12,855,222	272,277

01/03/2024	Standard Chartered Bank PLC	BRL	149,891,525	USD	29,705,137	180,333

01/29/2024	Standard Chartered Bank PLC	INR	1,298,115,000	USD	15,750,000	211,552

02/28/2024	Standard Chartered Bank PLC	THB	127,935,500	USD	3,850,000	252,386

Subtotal–Appreciation						33,159,534

Currency Risk

12/20/2023	BNP Paribas S.A.	USD	79,131,485	JPY	11,476,189,210	(2,817,422)

12/20/2023	Citibank, N.A.	CLP	11,141,742,500	USD	12,250,000	(163,792)

12/20/2023	Citibank, N.A.	USD	15,315,518	CLP	13,568,017,118	(198,444)

12/13/2023	Deutsche Bank AG	USD	13,799,625	EUR	12,250,000	(814,387)

12/20/2023	Deutsche Bank AG	HUF	2,794,260,000	USD	7,587,943	(88,614)

12/20/2023	Deutsche Bank AG	USD	17,182,800	INR	1,431,585,000	(16,412)

11/16/2023	Goldman Sachs International	MXN	111,483,000	USD	5,400,000	(770,455)

11/20/2023	Goldman Sachs International	BRL	23,325,120	USD	4,032,000	(584,063)

12/11/2023	Goldman Sachs International	EUR	35,000,000	USD	37,028,250	(68,041)

12/20/2023	Goldman Sachs International	PLN	61,661,055	USD	14,524,960	(93,061)

05/06/2024	Goldman Sachs International	MXN	190,927,043	USD	9,917,000	(346,285)

05/16/2024	Goldman Sachs International	ZAR	124,715,938	USD	6,212,500	(366,093)

05/17/2024	Goldman Sachs International	MXN	42,358,400	USD	2,240,000	(32,713)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

31	Invesco Global Strategic Income Fund

Open Forward Foreign Currency Contracts–(continued)

						Unrealized
Settlement		Contract to				Appreciation

Date	Counterparty	Deliver		Receive		(Depreciation)

11/03/2023	HSBC Bank USA	BRL	310,037,655	USD	61,302,551	$(191,504)

11/03/2023	HSBC Bank USA	USD	62,082,029	BRL	310,037,655	(587,974)

12/20/2023	HSBC Bank USA	CNY	77,861,840	USD	10,709,287	(86,528)

12/20/2023	HSBC Bank USA	USD	31,859,855	IDR	490,676,809,600	(1,080,425)

11/01/2023	J.P. Morgan Chase Bank, N.A.	USD	16,245,723	CAD	22,435,486	(67,258)

11/03/2023	J.P. Morgan Chase Bank, N.A.	BRL	490,705,000	USD	97,025,210	(303,099)

11/03/2023	J.P. Morgan Chase Bank, N.A.	USD	98,042,957	BRL	490,705,000	(714,648)

12/20/2023	J.P. Morgan Chase Bank, N.A.	CLP	15,404,984,000	USD	16,730,000	(433,767)

12/20/2023	J.P. Morgan Chase Bank, N.A.	COP	5,157,470,000	USD	1,196,143	(43,578)

12/20/2023	J.P. Morgan Chase Bank, N.A.	EUR	4,090,000	USD	4,331,456	(5,820)

12/20/2023	J.P. Morgan Chase Bank, N.A.	HUF	3,528,000,000	USD	9,651,211	(41,120)

12/20/2023	J.P. Morgan Chase Bank, N.A.	PLN	103,155,000	USD	23,641,510	(813,504)

12/20/2023	J.P. Morgan Chase Bank, N.A.	USD	46,560,891	AUD	72,036,331	(791,057)

12/20/2023	J.P. Morgan Chase Bank, N.A.	USD	22,548,473	CAD	30,438,951	(579,900)

12/20/2023	J.P. Morgan Chase Bank, N.A.	USD	86,712,176	EUR	80,420,177	(1,429,904)

12/20/2023	J.P. Morgan Chase Bank, N.A.	USD	35,351,863	GBP	28,249,334	(1,003,253)

12/20/2023	J.P. Morgan Chase Bank, N.A.	USD	51,994,974	JPY	7,644,000,000	(1,164,103)

12/20/2023	J.P. Morgan Chase Bank, N.A.	USD	44,213,499	MXN	779,051,880	(1,336,164)

12/20/2023	J.P. Morgan Chase Bank, N.A.	USD	1,718,833	PEN	6,480,000	(35,232)

12/20/2023	J.P. Morgan Chase Bank, N.A.	USD	2,898,345	SEK	31,961,678	(28,264)

12/20/2023	J.P. Morgan Chase Bank, N.A.	USD	32,228,939	THB	1,144,852,484	(241,450)

12/20/2023	J.P. Morgan Chase Bank, N.A.	ZAR	1,093,078,200	USD	57,314,884	(1,090,548)

01/03/2024	J.P. Morgan Chase Bank, N.A.	USD	48,600,320	BRL	244,940,755	(353,245)

12/20/2023	Merrill Lynch International	MXN	203,597,100	USD	11,200,626	(4,919)

12/20/2023	Merrill Lynch International	USD	8,566,199	COP	34,528,205,217	(266,521)

12/20/2023	Merrill Lynch International	USD	141,402	CZK	3,260,232	(1,140)

12/20/2023	Merrill Lynch International	USD	2,008,709	EUR	1,865,000	(30,953)

12/20/2023	Merrill Lynch International	USD	8,819	NOK	93,682	(421)

11/03/2023	Morgan Stanley and Co. International PLC	BRL	133,911,100	USD	26,064,134	(496,306)

12/20/2023	Morgan Stanley and Co. International PLC	USD	6,903,938	NZD	11,638,662	(122,180)

12/20/2023	Royal Bank of Canada	USD	51,760,195	JPY	7,659,750,000	(824,590)

11/07/2023	Standard Chartered Bank PLC	USD	29,906,649	BRL	149,891,525	(195,784)

12/20/2023	Standard Chartered Bank PLC	USD	27,050,637	EUR	25,420,000	(93,778)

12/20/2023	Standard Chartered Bank PLC	USD	6,981,944	IDR	107,361,350,000	(247,325)

12/20/2023	UBS AG	EUR	1,835,000	USD	1,940,320	(5,622)

12/20/2023	UBS AG	USD	12,128,593	EUR	11,370,000	(71,178)

Subtotal–Depreciation						(21,142,844)

Total Forward Foreign Currency Contracts						$12,016,690

Open Centrally Cleared Credit Default Swap Agreements(a)

		(Pay)/
		Receive			Implied			Upfront		Unrealized
	Buy/Sell	Fixed	Payment		Credit			Payments Paid		Appreciation
Reference Entity	Protection	Rate	Frequency	Maturity Date	Spread(b)	Notional Value		(Received)	Value	(Depreciation)

Credit Risk

Markit CDX North America High Yield Index, Series 41, Version 1	Buy	(5.00)%	Quarterly	12/20/2028	5.137%	USD	110,375,000	$10,962	$735,319	$724,357

Societe Generale S.A.	Sell	1.00	Quarterly	06/20/2027	0.940	EUR	10,500,000	8,302	27,797	19,495

Subtotal - Appreciation								19,264	763,116	743,852

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

32	Invesco Global Strategic Income Fund

Open Centrally Cleared Credit Default Swap Agreements(a)–(continued)

		(Pay)/
		Receive			Implied			Upfront		Unrealized
	Buy/Sell	Fixed	Payment		Credit			Payments Paid		Appreciation
Reference Entity	Protection	Rate	Frequency	Maturity Date	Spread(b)	Notional Value		(Received)	Value	(Depreciation)

Credit Risk

Brazil Government International Bonds	Buy	(1.00)%	Quarterly	12/20/2027	1.414%	USD	3,500,000	$160,760	$53,704	$(107,056)

Total Centrally Cleared Credit Default Swap Agreements								$180,024	$816,820	$ 636,796

(a)	Centrally cleared swap agreements collateralized by $6,897,263 cash held with Counterparties.
(b)

Implied credit spreads represent the current level, as of October 31, 2023, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Open Centrally Cleared Interest Rate Swap Agreements(a)

Pay/			(Pay)/					Upfront
Receive			Receive					Payments		Unrealized
Floating	Floating Rate	Payment	Fixed	Payment	Maturity			Paid		Appreciation
Rate	Index	Frequency	Rate	Frequency	Date	Notional Value		(Received)	Value	(Depreciation)

Interest Rate Risk

Pay	CPURNSA	At Maturity	2.70%	At Maturity	10/23/2053	USD	6,930,000	$–	$11,989	$11,989

Receive	COOVIBR	Quarterly	(11.46)	Quarterly	11/01/2024	COP	96,250,000,000	–	15,829	15,829

Receive	3 Month CZK PRIBOR	Quarterly	(7.02)	Annually	02/10/2024	CZK	725,000,000	–	22,617	22,617

Receive	COOVIBR	Quarterly	(9.06)	Quarterly	05/16/2032	COP	25,900,000,000	–	23,400	23,400

Pay	COOVIBR	Quarterly	9.44	Quarterly	10/24/2026	COP	35,000,000,000	–	33,794	33,794

Receive	COOVIBR	Quarterly	(9.01)	Quarterly	05/24/2032	COP	25,400,000,000	–	34,517	34,517

Pay	CPURNSA	At Maturity	2.71	At Maturity	10/23/2033	USD	13,020,000	–	46,994	46,994

Receive	COOVIBR	Quarterly	(8.54)	Quarterly	05/27/2032	COP	9,450,000,000	–	74,732	74,732

Receive	COOVIBR	Quarterly	(8.88)	Quarterly	05/09/2032	COP	27,000,000,000	–	95,844	95,844

Receive	SOFR	Annually	(4.39)	Annually	10/19/2033	USD	18,270,000	–	178,700	178,700

Receive	3 Month JIBAR	Quarterly	(6.61)	Quarterly	10/19/2026	ZAR	119,500,000	430	272,239	271,809

Receive	3 Month JIBAR	Quarterly	(6.65)	Quarterly	10/11/2026	ZAR	124,250,000	–	285,173	285,173

Pay	SONIA	Annually	5.34	Annually	12/05/2025	GBP	63,515,200	–	593,507	593,507

Receive	CPURNSA	At Maturity	(2.48)	At Maturity	05/11/2028	USD	187,075,000	–	1,523,457	1,523,457

Subtotal – Appreciation								430	3,212,792	3,212,362

Interest Rate Risk

Pay	EFFR	Annually	3.67	Annually	08/09/2039	USD	210,000,000	(159,376)	(16,582,537)	(16,423,161)

Pay	SOFR	Annually	3.30	Annually	05/11/2028	USD	61,130,000	–	(3,105,751)	(3,105,751)

Pay	6 Month EURIBOR	Semi - Annually	2.55	Annually	04/24/2034	EUR	37,800,000	–	(2,575,074)	(2,575,074)

Pay	SONIA	Annually	4.24	Annually	05/30/2025	GBP	118,160,000	–	(1,865,967)	(1,865,967)

Pay	6 Month EURIBOR	Semi - Annually	3.05	Annually	05/20/2025	EUR	202,986,000	–	(983,946)	(983,946)

Pay	28 Day MXN TIIE	28 Days	9.25	28 Days	02/10/2025	MXN	752,500,000	–	(702,768)	(702,768)

Pay	28 Day MXN TIIE	28 Days	9.40	28 Days	02/10/2025	MXN	787,500,000	–	(675,141)	(675,141)

Pay	BZDIOVRA	At Maturity	11.30	At Maturity	01/02/2026	BRL	181,797,497	–	(650,849)	(650,849)

Pay	6 Month EURIBOR	Semi - Annually	3.17	Annually	08/30/2033	EUR	22,512,000	8,065	(329,964)	(338,029)

Receive	COOVIBR	Quarterly	(9.91)	Quarterly	01/17/2028	COP	42,590,000,000	–	(310,129)	(310,129)

Receive	COOVIBR	Quarterly	(9.86)	Quarterly	09/09/2032	COP	25,200,000,000	–	(280,155)	(280,155)

Pay	28 Day MXN TIIE	28 Days	9.13	28 Days	02/11/2028	MXN	163,100,000	–	(220,539)	(220,539)

Pay	BZDIOVRA	At Maturity	11.72	At Maturity	01/02/2026	BRL	174,013,173	–	(180,316)	(180,316)

Receive	COOVIBR	Quarterly	(9.85)	Quarterly	07/21/2032	COP	12,010,000,000	–	(141,822)	(141,822)

Receive	3 Month JIBAR	Quarterly	(10.00)	Quarterly	10/26/2033	ZAR	203,000,000	–	(129,069)	(129,069)

Receive	COOVIBR	Quarterly	(9.71)	Quarterly	07/21/2032	COP	12,332,000,000	–	(121,661)	(121,661)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

33	Invesco Global Strategic Income Fund

Open Centrally Cleared Interest Rate Swap Agreements(a)–(continued)

Pay/			(Pay)/					Upfront
Receive			Receive					Payments		Unrealized
Floating	Floating Rate	Payment	Fixed	Payment	Maturity			Paid		Appreciation
Rate	Index	Frequency	Rate	Frequency	Date	Notional Value		(Received)	Value	(Depreciation)

Pay	6 Month EURIBOR	Semi-Annually	3.74%	Annually	03/14/2025	EUR	113,162,000	$–	$(102,776)	$(102,776)

Receive	CPURNSA	At Maturity	(2.69)	At Maturity	10/23/2043	USD	15,750,000	–	(40,715)	(40,715)

Pay	28 Day MXN TIIE	28 days	10.61	28 days	10/21/2025	MXN	636,600,000	–	(39,308)	(39,308)

Receive	3 Month JIBAR	Quarterly	(9.87)	Quarterly	06/15/2033	ZAR	98,700,000	–	(34,645)	(34,645)

Pay	28 Day MXN TIIE	28 days	10.66	28 days	10/20/2025	MXN	659,750,000	–	(10,633)	(10,633)

Pay	3 Month CZK PRIBOR	Quarterly	6.06	Annually	09/20/2024	CZK	1,165,500,000	–	(2,534)	(2,534)

Subtotal – Depreciation								(151,311)	(29,086,299)	(28,934,988)

Total Centrally Cleared Interest Rate Swap Agreements								$(150,881)	$(25,873,507)	$(25,722,626)

(a)	Centrally cleared swap agreements collateralized by $6,897,263 cash held with Counterparties.

Open Over-The-Counter Credit Default Swap Agreements(a)

			(Pay)/			Implied			Upfront		Unrealized
		Buy/Sell	Receive	Payment	Maturity	Credit	Notional		Payments Paid		Appreciation
Counterparty	Reference Entity	Protection	Fixed Rate	Frequency	Date	Spread(b)	Value		(Received)	Value	(Depreciation)

Credit Risk

Citibank, N.A.	Assicurazioni Generali S.p.A.	Buy	(1.00)%	Quarterly	12/20/2024	0.769%	EUR	3,750,000	$16,804	$22,580	$5,776

Goldman Sachs International	Markit iTraxx Europe Crossover Index, Series 32, Version 6	Sell	5.00	Quarterly	12/20/2024	0.978	EUR	7,100,000	231,685	338,765	107,080

J.P. Morgan Chase Bank, N.A.	Markit CDX North America High Yield Index, Series 39, Version 2	Buy	(5.00)	Quarterly	12/20/2027	0.768	USD	21,000,000	(3,197,961)	(3,174,415)	23,546

J.P. Morgan Chase Bank, N.A.	Markit CDX Investment Grade Index, Series 33, Version 1	Sell	1.00	Quarterly	12/20/2024	8.745	USD	7,000,000	(582,626)	(577,001)	5,625

Subtotal–Appreciation									(3,532,098)	(3,390,071)	142,027

Credit Risk

Citibank, N.A.	Assicurazioni Generali S.p.A.	Sell	1.00	Quarterly	12/20/2024	0.492	EUR	7,500,000	10,916	(10,281)	(21,197)

Goldman Sachs International	Markit CDX North America High Yield Index, Series 37, Version 1	Buy	(5.00)	Quarterly	12/20/2026	0.425	USD	14,834,423	(1,910,943)	(1,944,224)	(33,281)

J.P. Morgan Chase Bank, N.A.	Royal Bank of Scotland Group PLC (The)	Buy	(1.00)	Quarterly	06/20/2027	1.463	EUR	5,250,000	134,680	86,772	(47,908)

Subtotal–Depreciation									(1,765,347)	(1,867,733)	(102,386)

Total Open Over-The-Counter Credit Default Swap Agreements									$(5,297,445)	$(5,257,804)	$39,641

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $38,871,588.
(b)

Implied credit spreads represent the current level, as of October 31, 2023, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Open Over-The-Counter Interest Rate Swap Agreements(a)

	Pay/			(Pay)/				Upfront
	Receive			Received				Payments
	Floating	Floating Rate	Payment	Fixed	Payment	Maturity	Notional	Paid		Unrealized
Counterparty	Rate	Index	Frequency	Rate	Frequency	Date	Value	(Received)	Value	Appreciation

Interest Rate Risk

Morgan Stanley and Co. International PLC	Receive	EFFR	Annually	(3.67)%	Annually	08/09/2039	USD $210,000,000	$–	$16,582,537	$16,582,537

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $38,871,588.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

34	Invesco Global Strategic Income Fund

Abbreviations:

AUD	–Australian Dollar
BRL	–Brazilian Real
BZDIOVRA	–Brazil Ceptip DI Interbank Deposit Rate
CAD	–Canadian Dollar
CLP	–Chile Peso
CNY	–Chinese Yuan Renminbi
COOVIBR	–Colombia IBR Overnight Nominal Interbank Reference Rate
COP	–Colombia Peso
CPURNSA	–Consumer Price Index For All Urban Consumers (Not Seasonally Adjusted)
CZK	–Czech Koruna
EFFR	–Effective Federal Funds Rate
EUR	–Euro
EURIBOR	–Euro Interbank Offered Rate
GBP	–British Pound Sterling
HUF	–Hungarian Forint
IDR	–Indonesian Rupiah
INR	–Indian Rupee
JIBAR	–Johannesburg Interbank Average Rate
JPY	–Japanese Yen
KRW	–South Korean Won
MXN	–Mexican Peso
NOK	–Norwegian Krone
NZD	–New Zealand Dollar
PEN	–Peruvian Sol
PLN	–Polish Zloty
PRIBOR	–Prague Interbank Offerred Rate
SEK	–Swedish Krona
SGD	–Singapore Dollar
SOFR	–Secured Overnight Financing Rate
SONIA	–Sterling Overnight Index Average
THB	–Thai Baht
TIIE	–Interbank Equilibrium Interest Rate
TONAR	–Tokyo Overnight Average Rate
TWD	–New Taiwan Dollar
USD	–U.S. Dollar
ZAR	–South African Rand

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

35	Invesco Global Strategic Income Fund

Consolidated Statement of Assets and Liabilities

October 31, 2023

Assets:

Investments in unaffiliated securities, at value (Cost $1,584,396,364)*	$1,437,163,038

Investments in affiliated money market funds, at value (Cost $108,868,158)	108,869,654

Other investments:
Variation margin receivable – futures contracts	2,125,317

Variation margin receivable–centrally cleared swap agreements	4,150,483

Swaps receivable – OTC	56,600

Unrealized appreciation on swap agreements – OTC	16,724,564

Unrealized appreciation on forward foreign currency contracts outstanding	33,159,534

Deposits with brokers:
Cash collateral – exchange-traded futures contracts	4,110,337

Cash collateral – centrally cleared swap agreements	6,897,263

Cash collateral – OTC Derivatives	38,871,588

Cash collateral – TBA commitments	669,000

Cash	48,685,327

Foreign currencies, at value (Cost $18,388,610)	18,371,538

Receivable for:
Investments sold	9,002,446

Fund shares sold	273,807

Dividends	445,738

Interest	17,957,574

Principal paydowns	359,684

Investment for trustee deferred compensation and retirement plans	332,157

Other assets	96,263

Total assets	1,748,321,912

Liabilities:
Other investments:
Options written, at value (premiums received $72,919,336)	67,305,953

Premiums received on swap agreements – OTC	5,297,445

Unrealized depreciation on forward foreign currency contracts outstanding	21,142,844

Swaps payable – OTC	221,106

Unrealized depreciation on swap agreements–OTC	102,386

Payable for:
Investments purchased	26,108,469

Dividends	1,275,442

Fund shares reacquired	1,362,651

Collateral upon return of securities loaned	59,595,615

Accrued fees to affiliates	731,906

Accrued trustees’ and officers’ fees and benefits	827

Accrued other operating expenses	257,837

Trustee deferred compensation and retirement plans	332,157

Total liabilities	183,734,638

Net assets applicable to shares outstanding	$1,564,587,274

Net assets consist of:
Shares of beneficial interest	$2,694,294,021

Distributable earnings (loss)	(1,129,706,747)

$1,564,587,274

Net Assets:
Class A	$1,353,278,977

Class C	$41,073,121

Class R	$52,258,892

Class Y	$107,237,180

Class R5	$7,994

Class R6	$10,731,110

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	459,222,052

Class C	13,977,291

Class R	17,721,559

Class Y	36,443,391

Class R5	2,710

Class R6	3,657,601

Class A:
Net asset value per share	$2.95

Maximum offering price per share (Net asset value of $2.95 ÷ 95.75%)	$3.08

Class C:
Net asset value and offering price per share	$2.94

Class R:
Net asset value and offering price per share	$2.95

Class Y:
Net asset value and offering price per share	$2.94

Class R5:
Net asset value and offering price per share	$2.95

Class R6:
Net asset value and offering price per share	$2.93

*	At October 31, 2023, securities with an aggregate value of $58,060,563 were on loan to brokers.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

36	Invesco Global Strategic Income Fund

Consolidated Statement of Operations

For the year ended October 31, 2023

Investment income:
Interest (net of foreign withholding taxes of $586,167)	$95,402,137

Dividends (net of foreign withholding taxes of $1,827)	211,934
Dividends from affiliates (includes net securities lending income of $207,693)	3,692,283

Total investment income	99,306,354

Expenses:
Advisory fees	9,974,060

Administrative services fees	239,420

Custodian fees	459,651

Distribution fees:
Class A	3,449,760

Class C	468,567

Class R	273,793

Transfer agent fees – A, C, R and Y	2,472,931

Transfer agent fees – R5	2

Transfer agent fees – R6	3,135

Trustees’ and officers’ fees and benefits	30,862

Registration and filing fees	115,729

Reports to shareholders	138,301

Professional services fees	122,091

Other	32,642

Total expenses	17,780,944

Less: Fees waived and/or expense offset arrangement(s)	(180,618)

Net expenses	17,600,326

Net investment income	81,706,028

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities (net of foreign taxes of $26,752)	(60,468,172)

Affiliated investment securities	2,513

Foreign currencies	(4,531,885)

Forward foreign currency contracts	(42,431,830)

Futures contracts	(10,225,296)

Option contracts written	47,512,928

Swap agreements	(31,770,567)

(101,912,309)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	88,103,635

Affiliated investment securities	2,323

Foreign currencies	329,583

Forward foreign currency contracts	16,447,919

Futures contracts	(1,758,342)

Option contracts written	30,566,860

Swap agreements	6,005,533

139,697,511

Net realized and unrealized gain	37,785,202

Net increase in net assets resulting from operations	$119,491,230

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

37	Invesco Global Strategic Income Fund

Consolidated Statement of Changes in Net Assets

For the years ended October 31, 2023 and 2022

	2023	2022

Operations:
Net investment income	$81,706,028	$57,305,451

Net realized gain (loss)	(101,912,309)	(170,991,590)

Change in net unrealized appreciation (depreciation)	139,697,511	(229,652,093)

Net increase (decrease) in net assets resulting from operations	119,491,230	(343,338,232)

Distributions to shareholders from distributable earnings:
Class A	(55,950,291)	–

Class C	(1,513,240)	–

Class R	(1,998,328)	–

Class Y	(4,395,833)	–

Class R5	(344)	–

Class R6	(444,870)	–

Total distributions from distributable earnings	(64,302,906)	–

Return of capital:
Class A	(14,433,288)	(54,922,897)

Class C	(390,365)	(1,516,768)

Class R	(515,501)	(1,802,840)

Class Y	(1,133,977)	(4,613,921)

Class R5	(89)	(316)

Class R6	(114,762)	(534,000)

Total return of capital	(16,587,982)	(63,390,742)

Total distributions	(80,890,888)	(63,390,742)

Share transactions–net:
Class A	(114,721,926)	(219,253,212)

Class C	(8,498,785)	(17,438,498)

Class R	(720,903)	(6,115,570)

Class Y	1,618,883	(26,212,159)

Class R6	76,553	(5,302,195)

Net increase (decrease) in net assets resulting from share transactions	(122,246,178)	(274,321,634)

Net increase (decrease) in net assets	(83,645,836)	(681,050,608)

Net assets:
Beginning of year	1,648,233,110	2,329,283,718

End of year	$1,564,587,274	$1,648,233,110

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

38	Invesco Global Strategic Income Fund

Consolidated Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Return of capital	Total distributions	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(c)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (d)(e)
Class A
Year ended 10/31/23	$2.89	$0.15	$0.06	$0.21	$(0.12)	$(0.03)	$(0.15)	$2.95	7.14	%(f)	$1,353,279	1.04	%(f)	1.05	%(f)	4.89	%(f)	75%
Year ended 10/31/22	3.56	0.09	(0.66)	(0.57)	–	(0.10)	(0.10)	2.89	(16.12	)(f)	1,433,892	1.08	(f)(g)	1.10	(f)(g)	2.89	(f)(g)	88
Year ended 10/31/21	3.58	0.10	(0.03)	0.07	(0.04)	(0.05)	(0.09)	3.56	2.04	(f)	2,004,153	0.99	(f)	1.01	(f)	2.79	(f)	241
Year ended 10/31/20	3.75	0.10	(0.16)	(0.06)	(0.05)	(0.06)	(0.11)	3.58	(1.47	)(f)	2,236,548	0.98	(f)	0.99	(f)	2.70	(f)	273
One month ended 10/31/19	3.72	0.01	0.03	0.04	(0.00)	(0.01)	(0.01)	3.75	(1.11)		2,669,175	0.96	(h)	1.00	(h)	3.80	(h)	25
Year ended 09/30/19	3.73	0.19	(0.01)	0.18	(0.13)	(0.06)	(0.19)	3.72	5.08		2,671,046	0.95		1.00		5.25		114
Class C
Year ended 10/31/23	2.88	0.13	0.05	0.18	(0.10)	(0.02)	(0.12)	2.94	6.34		41,073	1.80		1.81		4.13		75
Year ended 10/31/22	3.55	0.07	(0.66)	(0.59)	–	(0.08)	(0.08)	2.88	(16.83)		48,257	1.84	(g)	1.86	(g)	2.13	(g)	88
Year ended 10/31/21	3.57	0.07	(0.02)	0.05	(0.05)	(0.02)	(0.07)	3.55	1.27		78,455	1.75		1.77		2.03		241
Year ended 10/31/20	3.74	0.07	(0.16)	(0.09)	(0.03)	(0.05)	(0.08)	3.57	(2.23)		154,642	1.74		1.75		1.94		273
One month ended 10/31/19	3.71	0.01	0.03	0.04	(0.00)	(0.01)	(0.01)	3.74	1.04		220,077	1.72	(h)	1.76	(h)	3.03	(h)	25
Year ended 09/30/19	3.72	0.17	(0.02)	0.15	(0.11)	(0.05)	(0.16)	3.71	4.28		224,035	1.71		1.76		4.49		114
Class R
Year ended 10/31/23	2.89	0.14	0.06	0.20	(0.11)	(0.03)	(0.14)	2.95	6.86		52,259	1.30		1.31		4.63		75
Year ended 10/31/22	3.56	0.09	(0.66)	(0.57)	–	(0.10)	(0.10)	2.89	(16.34)		51,836	1.34	(g)	1.36	(g)	2.63	(g)	88
Year ended 10/31/21	3.59	0.09	(0.03)	0.06	(0.05)	(0.04)	(0.09)	3.56	1.49		70,527	1.25		1.27		2.53		241
Year ended 10/31/20	3.75	0.09	(0.15)	(0.06)	(0.04)	(0.06)	(0.10)	3.59	(1.45)		79,116	1.24		1.25		2.44		273
One month ended 10/31/19	3.72	0.01	0.03	0.04	(0.00)	(0.01)	(0.01)	3.75	1.09		99,920	1.22	(h)	1.26	(h)	3.53	(h)	25
Year ended 09/30/19	3.73	0.18	(0.01)	0.17	(0.12)	(0.06)	(0.18)	3.72	4.81		100,112	1.21		1.26		4.99		114
Class Y
Year ended 10/31/23	2.88	0.16	0.06	0.22	(0.13)	(0.03)	(0.16)	2.94	7.40		107,237	0.80		0.81		5.13		75
Year ended 10/31/22	3.55	0.10	(0.66)	(0.56)	–	(0.11)	(0.11)	2.88	(15.97)		103,794	0.84	(g)	0.86	(g)	3.13	(g)	88
Year ended 10/31/21	3.58	0.11	(0.04)	0.07	(0.04)	(0.06)	(0.10)	3.55	2.00		157,186	0.75		0.77		3.03		241
Year ended 10/31/20	3.75	0.11	(0.16)	(0.05)	(0.05)	(0.07)	(0.12)	3.58	(1.24)		201,675	0.74		0.75		2.94		273
One month ended 10/31/19	3.71	0.01	0.04	0.05	(0.00)	(0.01)	(0.01)	3.75	1.40		335,775	0.72	(h)	0.77	(h)	4.03	(h)	25
Year ended 09/30/19	3.73	0.20	(0.02)	0.18	(0.13)	(0.07)	(0.20)	3.71	5.05		329,963	0.72		0.77		5.49		114
Class R5
Year ended 10/31/23	2.89	0.16	0.06	0.22	(0.13)	(0.03)	(0.16)	2.95	7.51		8	0.69		0.69		5.24		75
Year ended 10/31/22	3.56	0.11	(0.66)	(0.55)	–	(0.12)	(0.12)	2.89	(15.81)		8	0.73	(g)	0.75	(g)	3.24	(g)	88
Year ended 10/31/21	3.59	0.12	(0.04)	0.08	(0.04)	(0.07)	(0.11)	3.56	2.14		10	0.61		0.62		3.17		241
Year ended 10/31/20	3.75	0.11	(0.14)	(0.03)	(0.06)	(0.07)	(0.13)	3.59	(0.81)		10	0.64		0.64		3.04		273
One month ended 10/31/19	3.72	0.01	0.03	0.04	(0.00)	(0.01)	(0.01)	3.75	1.14		10	0.70	(h)	0.72	(h)	4.05	(h)	25
Period ended 09/30/19(i)	3.69	0.07	0.02	0.09	(0.04)	(0.02)	(0.06)	3.72	2.40		10	0.63	(h)	0.68	(h)	5.58	(h)	114
Class R6
Year ended 10/31/23	2.87	0.16	0.06	0.22	(0.13)	(0.03)	(0.16)	2.93	7.53		10,731	0.69		0.69		5.24		75
Year ended 10/31/22	3.54	0.11	(0.66)	(0.55)	–	(0.12)	(0.12)	2.87	(15.93)		10,447	0.73	(g)	0.75	(g)	3.24	(g)	88
Year ended 10/31/21	3.57	0.12	(0.04)	0.08	(0.05)	(0.06)	(0.11)	3.54	2.13		18,954	0.61		0.63		3.17		241
Year ended 10/31/20	3.73	0.11	(0.15)	(0.04)	(0.05)	(0.07)	(0.12)	3.57	(0.86)		20,939	0.63		0.63		3.05		273
One month ended 10/31/19	3.70	0.01	0.03	0.04	(0.00)	(0.01)	(0.01)	3.73	1.14		36,634	0.57	(h)	0.62	(h)	4.18	(h)	25
Year ended 09/30/19	3.71	0.21	(0.01)	0.20	(0.14)	(0.07)	(0.21)	3.70	5.49		36,479	0.57		0.62		5.63		114

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Does not include indirect expenses from affiliated fund fees and expenses of 0.04% and 0.04% for the one month ended October 31, 2019 and the year ended September 30, 2019, respectively.
(d)

The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities of $364,949,527 and $405,130,315, $5,760,311,794 and $5,754,174,138 for the one month ended October 31, 2019 and the year ended September 30, 2019, respectively.

(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(f)

The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.24% for the years ended ended October 31, 2023, 2022, 2021 and 2020, respectively.

(g)	Includes Interest, facilities and maintenance fees of 0.08% for the year ended October 31, 2022.
(h)	Annualized.
(i)	Commencement date after the close of business on May 24, 2019.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

39	Invesco Global Strategic Income Fund

Notes to Consolidated Financial Statements

October 31, 2023

NOTE 1–Significant Accounting Policies

Invesco Global Strategic Income Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these consolidated financial statements pertains only to the Fund and the Invesco Global Strategic Income Fund (Cayman) Ltd. (the “Subsidiary”), a wholly-owned and controlled subsidiary by the Fund organized under the laws of the Cayman Islands. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

    The Fund will seek to gain exposure to Regulation S securities primarily through investments in the Subsidiary. The Subsidiary was organized by the Fund to invest in Regulation S securities. The Fund may invest up to 25% of its total assets in the Subsidiary.

    The Fund’s investment objective is to seek total return.

    The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

    The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

    The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

40	Invesco Global Strategic Income Fund

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Consolidated Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Consolidated Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the consolidated financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The financial statements are prepared on a consolidated basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. The accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. All inter-company accounts and transactions have been eliminated in consolidation.

In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust, and under the Subsidiary’s organizational documents, the directors and officers of the Subsidiary, are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund and/or the Subsidiary, respectively. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Purchased on a When-Issued and Delayed Delivery Basis – The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

J.	Treasury Inflation-Protected Securities – The Fund may invest in Treasury Inflation-Protected Securities (“TIPS”). TIPS are fixed income securities whose

41	Invesco Global Strategic Income Fund

principal value is periodically adjusted to the rate of inflation. The principal value of TIPS will be adjusted upward or downward, and any increase or decrease in the principal amount of TIPS will be included as interest income in the Consolidated Statement of Operations, even though investors do not receive their principal until maturity.
K.

Structured Securities – The Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of underlying securities, currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most structured securities are fixed-income securities that have maturities of three years or less. Structured securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument.

Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instruments. In addition to the credit risk of structured securities and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Changes in the daily value of structured securities are recorded as unrealized gains (losses) in the Consolidated Statement of Operations. When the structured securities mature or are sold, the Fund recognizes a realized gain (loss) on the Consolidated Statement of Operations.

L.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Consolidated Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Consolidated Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Consolidated Statement of Assets and Liabilities.

The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended October 31, 2023, there were no securities lending transactions with the Adviser. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Consolidated Statement of Operations.

M.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Consolidated Statement of Operations.

N.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.

O.

Futures Contracts – The Fund may enter into futures contracts to equitize the Fund’s cash holdings or to manage exposure to interest rate, equity, commodity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying instrument or asset. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement

42	Invesco Global Strategic Income Fund

of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.
P.

Call Options Purchased and Written – The Fund may write covered call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Consolidated Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Consolidated Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

Q.

Put Options Purchased and Written – The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Consolidated Statement of Assets and Liabilities. Realized and unrealized gains and losses on put options purchased and put options written are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities and Option contracts written, respectively. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

R.

Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency, commodity or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s net asset value (“NAV”) per share over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Consolidated Schedule of Investments and cash deposited is recorded on the Consolidated Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the

43	Invesco Global Strategic Income Fund

buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

A total return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income generated and capital gains, if any. The unrealized appreciation (depreciation) on total return swaps includes dividends on the underlying securities and financing rate payable from the Counterparty. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. Cash held as collateral is recorded as deposits with brokers on the Consolidated Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations, which could result in the Fund accruing additional expenses. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) includes credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the Counterparty. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of October 31, 2023, if any, for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

S.

Dollar Rolls and Forward Commitment Transactions – The Fund may enter into dollar roll transactions to enhance the Fund’s performance. The Fund executes its dollar roll transactions in the to be announced (“TBA”) market whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by the sale of the security with a simultaneous agreement to repurchase at a future date.

The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions increase the Fund’s portfolio turnover rate.

Dollar roll transactions involve the risk that a Counterparty to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Dollar roll transactions also involve the risk that the value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement.

T.

LIBOR Transition Risk – The Fund may have investments in financial instruments that utilize the London Interbank Offered Rate (“LIBOR”) as the reference or benchmark rate for variable interest rate calculations. LIBOR was intended to measure the rate generally at which banks can lend and borrow from one another in the relevant currency on an unsecured basis. The UK Financial Conduct Authority (“FCA”), the regulator that oversees LIBOR, announced that the majority of LIBOR rates would cease to be published or would no longer be representative on January 1, 2022. The publication of most LIBOR rates ceased at the end of 2021, and the remaining USD LIBOR rates ceased to be published after June 2023. The FCA will permit the use of synthetic USD LIBOR rates for non-U.S. contracts for a limited period of time after June 30, 2023, but any such rates would be considered non-representative of the underlying market.

There remains uncertainty and risks relating to the continuing LIBOR transition and its effects on the Fund and the instruments in which the Fund invests. There can be no assurance that the composition or characteristics of any alternative reference rates (“ARRs”) or financial instruments in which the Fund invests that utilize ARRs will be similar to or produce the same value or economic equivalence as LIBOR or that these instruments will have the same volume or liquidity. Additionally, there remains uncertainty and risks relating to certain “legacy” USD LIBOR instruments that were issued or entered into before December 31, 2021 and the process by which a replacement interest rate will be identified and implemented into these instruments when USD LIBOR is ultimately discontinued. On December 16, 2022, the Federal Reserve Board adopted regulations implementing the Adjustable Interest Rate Act. The regulations provide a statutory fallback mechanism to replace LIBOR, by identifying benchmark rates based on the Secured Overnight Financing Rate (“SOFR”) that replaced LIBOR in certain financial contracts after June 30, 2023. These regulations apply only to contracts governed by U.S. law, among other limitations. The Funds may have instruments linked to other interbank offered rates that may also cease to be published in the future. The effects of such uncertainty and risks in “legacy” USD LIBOR instruments held by the Fund could result in losses to the Fund.

U.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

V.

Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.

44	Invesco Global Strategic Income Fund

W.

Other Risks – The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.

Investments in high yield debt securities (“junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due, are more susceptible to default or decline in market value and are less liquid than investment grade debt securities. Prices of high yield debt securities tend to be very volatile.

Obligations of U.S. Government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the U.S. Government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate*

First $200 million	0.750%

Next $200 million	0.720%

Next $200 million	0.690%

Next $200 million	0.660%

Next $200 million	0.600%

Next $4 billion	0.500%

Next $5 billion	0.480%

Over $10 billion	0.460%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended October 31, 2023, the effective advisory fee rate incurred by the Fund was 0.60%.

The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays an advisory fee to the Adviser based on the annual rate of the Subsidiary’s average daily net assets as set forth in the table above.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a Sub-Advisory Agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

Effective July 1, 2023, the Adviser has agreed for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.50%, 2.25%, 1.75%, 1.25%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets (the “boundary limits”). Prior to July 1, 2023, the same boundary limits were in effect with an expiration date of June 30, 2023. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of a Fund directly, but are fees and expenses, including management fees, of the investment companies in which a Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the boundary limits above. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.

Further, the Adviser has contractually agreed, through at least June 30, 2025, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended October 31, 2023, the Adviser waived advisory fees of $79,587.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2023, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2023, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund, pursuant to the Class C and Class R Plans, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2023, expenses incurred under the Plans are shown in the Consolidated Statement of Operations as Distribution fees.

45	Invesco Global Strategic Income Fund

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2023, IDI advised the Fund that IDI retained $47,254 in front-end sales commissions from the sale of Class A shares and $740 and $2,064 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Non-U.S. Dollar Denominated Bonds & Notes	$–	$477,889,462	$ –	$477,889,462

U.S. Dollar Denominated Bonds & Notes	–	468,602,347	–	468,602,347

Asset-Backed Securities	–	149,958,252	10,135,379	160,093,631

U.S. Treasury Securities	–	140,245,766	–	140,245,766

U.S. Government Sponsored Agency Mortgage-Backed Securities	–	97,807,425	–	97,807,425

Agency Credit Risk Transfer Notes	–	49,570,705	–	49,570,705

Common Stocks & Other Equity Interests	21,366,937	414,556	15,333	21,796,826

Variable Rate Senior Loan Interests	–	9,823,368	1,773,387	11,596,755

Preferred Stocks	–	647,470	–	647,470

Money Market Funds	49,273,215	59,596,439	–	108,869,654

Options Purchased	–	8,912,651	–	8,912,651

Total Investments in Securities	70,640,152	1,463,468,441	11,924,099	1,546,032,692

Other Investments - Assets*

Futures Contracts	404,354	–	–	404,354

Forward Foreign Currency Contracts	–	33,159,534	–	33,159,534

Swap Agreements	–	20,680,778	–	20,680,778

	404,354	53,840,312	–	54,244,666

Other Investments - Liabilities*

Futures Contracts	(5,275,495)	–	–	(5,275,495)

Forward Foreign Currency Contracts	–	(21,142,844)	–	(21,142,844)

Options Written	–	(67,305,953)	–	(67,305,953)

Swap Agreements	–	(29,144,430)	–	(29,144,430)

	(5,275,495)	(117,593,227)	–	(122,868,722)

Total Other Investments	(4,871,141)	(63,752,915)	–	(68,624,056)

Total Investments	$65,769,011	$1,399,715,526	$11,924,099	$1,477,408,636

*	Forward foreign currency contracts, futures contracts and swap agreements are valued at unrealized appreciation (depreciation). Options written are shown at value.

NOTE 4–Derivative Investments

The Fund may enter into an ISDA Master Agreement under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Consolidated Statement of Assets and Liabilities.

46	Invesco Global Strategic Income Fund

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2023:

	Value
	Credit	Currency	Interest
Derivative Assets	Risk	Risk	Rate Risk	Total

Unrealized appreciation on futures contracts – Exchange-Traded(a)	$–	$–	$404,354	$404,354

Unrealized appreciation on swap agreements – Centrally Cleared(a)	743,852	–	3,212,362	3,956,214

Unrealized appreciation on forward foreign currency contracts outstanding	–	33,159,534	–	33,159,534

Unrealized appreciation on swap agreements – OTC	142,027	–	16,582,537	16,724,564

Options purchased, at value – OTC(b)	1,439,740	6,194,761	1,278,150	8,912,651

Total Derivative Assets	2,325,619	39,354,295	21,477,403	63,157,317

Derivatives not subject to master netting agreements	(743,852)	–	(3,616,716)	(4,360,568)

Total Derivative Assets subject to master netting agreements	$1,581,767	$39,354,295	$17,860,687	$58,796,749

	Value
	Credit	Currency	Interest
Derivative Liabilities	Risk	Risk	Rate Risk	Total

Unrealized depreciation on futures contracts – Exchange-Traded(a)	$–	$–	$(5,275,495)	$(5,275,495)

Unrealized depreciation on swap agreements – Centrally Cleared(a)	(107,056)	–	(28,934,988)	(29,042,044)

Unrealized depreciation on forward foreign currency contracts outstanding	–	(21,142,844)	–	(21,142,844)

Unrealized depreciation on swap agreements – OTC	(102,386)	–	–	(102,386)

Options written, at value – OTC	(3,820,807)	(15,666,300)	(47,818,846)	(67,305,953)

Total Derivative Liabilities	(4,030,249)	(36,809,144)	(82,029,329)	(122,868,722)

Derivatives not subject to master netting agreements	107,056	–	34,210,483	34,317,539

Total Derivative Liabilities subject to master netting agreements	$(3,923,193)	$(36,809,144)	$(47,818,846)	$(88,551,183)

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Consolidated Statement of Assets and Liabilities.
(b)	Options purchased, at value as reported in the Consolidated Schedule of Investments.

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of October 31, 2023.

	Financial Derivative Assets				Financial Derivative Liabilities				Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Options Purchased	Swap Agreements	Total Assets	Forward Foreign Currency Contracts	Options Written	Swap Agreements	Total Liabilities	Net Value of Derivatives	Non-Cash	Cash	Net Amount

Barclays Bank PLC	$1,037,840	$–	$–	$1,037,840	$–	$–	$–	$–	$1,037,840	$–	$(650,000)	$387,840

BNP Paribas S.A.	599,262	–	–	599,262	(2,817,422)	(998,851)	–	(3,816,273)	(3,217,011)	–	2,040,000	(1,177,011)

Citibank, N.A.	620,316	–	10,403	630,719	(362,236)	–	(25,825)	(388,061)	242,658	–	(242,658)	–

Deutsche Bank AG	2,662,651	202,766	–	2,865,417	(919,413)	(5,691,501)	–	(6,610,914)	(3,745,497)	–	2,330,000	(1,415,497)

Goldman Sachs International	7,174,243	3,746,388	150,886	11,071,517	(2,260,711)	(12,320,182)	(120,781)	(14,701,674)	(3,630,157)	–	3,630,157	–

HSBC Bank USA	2,049,696	–	–	2,049,696	(1,946,431)	–	–	(1,946,431)	103,265	–	–	103,265

J.P. Morgan Chase Bank, N.A.	14,269,016	2,647,725	37,338	16,954,079	(10,475,914)	(16,163,889)	(176,886)	(26,816,689)	(9,862,610)	–	9,862,610	–

Merrill Lynch International	1,965,231	1,192,241	–	3,157,472	(303,954)	(5,213,439)	–	(5,517,393)	(2,359,921)	–	2,359,921	–

Morgan Stanley and Co. International PLC	1,864,731	1,094,297	16,582,537	19,541,565	(618,486)	(25,864,587)	–	(26,483,073)	(6,941,508)	–	6,941,508	–

Royal Bank of Canada	–	–	–	–	(824,590)	–	–	(824,590)	(824,590)	–	260,000	(564,590)

Standard Chartered Bank PLC	916,548	29,234	–	945,782	(536,887)	(157,710)	–	(694,597)	251,185	–	(251,185)	–

Toronto-Dominion Bank (The)	–	–	–	–	–	(895,794)	–	(895,794)	(895,794)	–	–	(895,794)

UBS AG	–	–	–	–	(76,800)	–	–	(76,800)	(76,800)	–	–	(76,800)

Total	$33,159,534	$8,912,651	$16,781,164	$58,853,349	$(21,142,844)	$(67,305,953)	$(323,492)	$(88,772,289)	$(29,918,940)	$–	$26,280,353	$(3,638,587)

47	Invesco Global Strategic Income Fund

Effect of Derivative Investments for the year ended October 31, 2023

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Consolidated Statement of Operations
	Credit Risk	Currency Risk	Interest Rate Risk	Total

Realized Gain (Loss):
Forward foreign currency contracts	$-	$(42,431,830)	$-	$(42,431,830)

Futures contracts	-	-	(10,225,296)	(10,225,296)

Options purchased(a)	-	2,656,652	21,556,682	24,213,334

Options written	-	19,832,935	27,679,993	47,512,928

Swap agreements	(1,618,454)	-	(30,152,113)	(31,770,567)

Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	-	16,447,919	-	16,447,919

Futures contracts	-	-	(1,758,342)	(1,758,342)

Options purchased(a)	(1,561,082)	(11,622,640)	(28,284,200)	(41,467,922)

Options written	1,876,178	(536,722)	29,227,404	30,566,860

Swap agreements	4,415,756	-	1,589,777	6,005,533

Total	$3,112,398	$(15,653,686)	$9,633,905	$(2,907,383)

(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) of investment securities.

The table below summarizes the average notional value of derivatives held during the period.

	Forward Foreign Currency Contracts	Futures Contracts	Swaptions Purchased	Foreign Currency Options Purchased	Swaptions Written	Foreign Currency Options Written	Swap Agreements

Average notional value	$3,597,609,645	$456,494,916	$719,958,515	$1,103,579,619	$3,554,892,217	$1,137,677,245	$2,384,833,751

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2023, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $101,031.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2023 and 2022:

	2023	2022

Ordinary income*	$64,302,906	$–

Return of capital	16,587,982	63,390,742

Total distributions	$80,890,888	$63,390,742

*	Includes short-term capital gain distributions, if any.

48	Invesco Global Strategic Income Fund

Tax Components of Net Assets at Period-End:

2023

Net unrealized appreciation (depreciation) – investments	$(175,189,568)

Net unrealized appreciation (depreciation) – foreign currencies	(583,144)

Temporary book/tax differences	(327,613)

Capital loss carryforward	(953,606,422)

Shares of beneficial interest	2,694,294,021

Total net assets	$1,564,587,274

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to derivative instruments, straddles, partnerships and amortization and accretion on debt securities.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of October 31, 2023, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$530,941,468	$422,664,954	$953,606,422

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2023 was $832,538,814 and $1,117,977,356, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$93,849,558

Aggregate unrealized (depreciation) of investments	(269,039,126)

Net unrealized appreciation (depreciation) of investments	$(175,189,568)

Cost of investments for tax purposes is $1,647,300,759.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and return of capital distributions, on October 31, 2023, undistributed net investment income was decreased by $18,644,758, undistributed net realized gain (loss) was increased by $37,254,941 and shares of beneficial interest was decreased by $18,610,183. This reclassification had no effect on the net assets of the Fund.

NOTE 11–Share Information

	Summary of Share Activity

	Year ended		Year ended
	October 31, 2023(a)		October 31, 2022
	Shares	Amount	Shares	Amount

Sold:
Class A	13,925,917	$42,639,727	13,995,663	$46,075,249

Class C	2,291,502	7,014,812	1,981,985	6,501,825

Class R	2,329,843	7,126,090	2,169,448	7,151,175

Class Y	16,517,530	50,711,935	18,495,604	63,481,249

Class R6	956,838	2,908,613	1,035,855	3,362,129

Issued as reinvestment of dividends:
Class A	18,982,473	58,175,403	14,040,687	44,995,175

Class C	581,152	1,775,763	431,954	1,381,234

Class R	805,926	2,470,293	551,262	1,767,204

Class Y	1,330,969	4,068,922	1,018,630	3,265,663

Class R6	147,936	450,844	134,665	433,369

Automatic conversion of Class C shares to Class A shares:
Class A	2,496,863	7,637,199	3,023,398	9,784,129

Class C	(2,504,256)	(7,637,199)	(3,032,222)	(9,784,129)

49	Invesco Global Strategic Income Fund

	Summary of Share Activity

	Year ended		Year ended
	October 31, 2023(a)		October 31, 2022
	Shares	Amount	Shares	Amount

Reacquired:
Class A	(72,984,662)	$(223,174,255)	(97,664,404)	$(320,107,765)

Class C	(3,158,608)	(9,652,161)	(4,736,373)	(15,537,428)

Class R	(3,361,269)	(10,317,286)	(4,586,861)	(15,033,949)

Class Y	(17,432,059)	(53,161,974)	(27,744,639)	(92,959,071)

Class R6	(1,083,688)	(3,282,904)	(2,888,897)	(9,097,693)

Net increase (decrease) in share activity	(40,157,593)	$(122,246,178)	(83,774,245)	$(274,321,634)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 12% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

50	Invesco Global Strategic Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco Global Strategic Income Fund

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Invesco Global Strategic Income Fund and its subsidiary (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), referred to hereafter as the “Fund”) as of October 31, 2023, the related consolidated statement of operations for the year ended October 31, 2023, the consolidated statement of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the consolidated financial highlights for each of the periods indicated therein (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2023 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian, transfer agent, brokers, portfolio company investees and agent banks; when replies were not received from brokers, portfolio company investees or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

December 21, 2023

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

51	Invesco Global Strategic Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2023 through October 31, 2023.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/23)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$977.90	$5.23	$1,019.91	$5.35	1.05%
Class C	1,000.00	970.80	8.99	1,016.08	9.20	1.81
Class R	1,000.00	973.50	6.52	1,018.60	6.67	1.31
Class Y	1,000.00	975.80	4.03	1,021.12	4.13	0.81
Class R5	1,000.00	976.40	3.49	1,021.68	3.57	0.70
Class R6	1,000.00	976.10	3.49	1,021.68	3.57	0.70

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2023 through October 31, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

52	Invesco Global Strategic Income Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 13, 2023, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Global Strategic Income Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited and OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2023. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees, that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the annual review process for the Invesco Funds’ investment advisory and sub-advisory contracts. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

    As part of the contract renewal process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior

Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 2, 2023 and June 13, 2023, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel. Also, as part of the contract renewal process, the independent Trustees reviewed and considered information provided in response to follow-up requests for information submitted by the independent Trustees to management. The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer.

    The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 13, 2023.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board considered recent senior management changes at Invesco and Invesco Advisers, including the appointment of new Co-Heads of Investments, that had been presented to and discussed with the Board. The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology used to manage such risks. The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

    The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

    The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2022 to the performance of funds in the Broadridge performance universe and against the Bloomberg Global Aggregate Index (Index). The Board noted that performance of Class A shares of the Fund was in the second quintile of its performance universe for the one year period and the fourth quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of

53	Invesco Global Strategic Income Fund

the Fund was above the performance of the Index for the one, three and five year periods. The Board considered that the Fund was created in connection with Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the “Transaction”) and that the Fund’s performance prior to the closing of the Transaction on May 24, 2019 is that of its predecessor fund. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was above the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund-by-fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that the Fund’s contractual management fee was in the fifth quintile of its expense group and discussed with management reasons for such relative contractual management fees. As previously noted, the independent Trustees reviewed and considered information provided in response to follow-up requests for information submitted by the independent Trustees to management, including with respect the Fund’s contractual management fee schedule relative to peers. The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer, and subsequently with representatives of management.

    The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

    The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

    The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board acknowledged the difficulty in calculating and measuring economies of scale at the individual fund level; noting that only indicative and estimated measures are available at the individual fund level and that such measures are subject to uncertainty. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually. The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits realized as to that Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts. The Board noted the cyclical and competitive nature of the global asset management industry.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

    The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

    The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

    The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.

    The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the

54	Invesco Global Strategic Income Fund

federal securities laws and consistent with best execution obligations.

55	Invesco Global Strategic Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2023:

Federal and State Income Tax
Qualified Dividend Income*	7.00%
Corporate Dividends Received Deduction*	1.58%
U.S. Treasury Obligations*	7.11%
Qualified Business Income*	0.00%
Business Interest Income*	98.42%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

56	Invesco Global Strategic Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Chairman Emeritus, Invesco Ltd.; Trustee and Vice Chair, The Invesco Funds; and Member of Executive Board, SMU Cox School of Business

Formerly: Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Vice Chair, Investment Company Institute; Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			169	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Global Strategic Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown – 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	169	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit) Formerly: President and Director Director of Grahamtastic Connection (non-profit)
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	169	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	169	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Boad Member, First Financial Bankshares, Inc. Texas
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			169	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	169	Blue Hills Bank; Member and Chairman, Bentley University, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis – 1950 Trustee	2001	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	169	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco Global Strategic Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			169	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	169	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	169	None
Daniel S. Vandivort – 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	169	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

T-3	Invesco Global Strategic Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Glenn Brightman – 1972 President and Principal Executive Officer	2023

Chief Operating Officer, Americas, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds.

Formerly: Global Head of Finance, Invesco Ltd; Executive Vice President and Chief Financial Officer, Nuveen

			N/A	N/A
Melanie Ringold – 1975 Senior Vice President, Chief Legal Officer and Secretary	2023

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI SteelPath, Inc.; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Assistant Secretary, Invesco Distributors, Inc., Invesco Advisers, Inc., Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Chief Executive Officer, President and Executive Director, Invesco Ltd.; Senior Vice President, Invesco Group Services, Inc.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds and Trustee, Invesco Foundation, Inc.

Formerly: Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco Global Strategic Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Tony Wong – 1973 Senior Vice President	2023

Senior Managing Director, Invesco Ltd.; Director, Chairman, Chief Executive Officer and President, Invesco Advisers, Inc.; Director and Chairman, Invesco Private Capital, Inc., INVESCO Private Capital Investments, Inc. and INVESCO Realty, Inc.; Director, Invesco Senior Secured Management, Inc.; President, Invesco Managed Accounts, LLC and SNW Asset Management Corporation; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds; and Vice President, Invesco Advisers, Inc.

			N/A	N/A
Stephanie C. Butcher – 1971 Senior Vice President	2023	Senior Managing Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; Director and Chief Executive Officer, Invesco Asset Management Limited	N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Senior Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Senior Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President, The Invesco Funds; Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5	Invesco Global Strategic Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1331 Spring Street, NW, Suite 2500	11 Greenway Plaza	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Sidley Austin LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	787 Seventh Avenue	11 Greenway Plaza	225 Franklin Street
Philadelphia, PA 19103-7018	New York, NY 10019	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6	Invesco Global Strategic Income Fund

(This page intentionally left blank)

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Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05426 and 033-19338	Invesco Distributors, Inc.	O-GLSI-AR-1

Annual Report to Shareholders	October 31, 2023

Invesco Greater China Fund

Nasdaq:

A: AACFX ∎ C: CACFX ∎ R: IGCRX ∎ Y: AMCYX ∎ R5: IACFX ∎ R6: CACSX

2	Management’s Discussion

2	Performance Summary

3	Long-Term Fund Performance

5	Supplemental Information

7	Schedule of Investments

10	Financial Statements

13	Financial Highlights

14	Notes to Financial Statements

20	Report of Independent Registered Public Accounting Firm

21	Fund Expenses

22	Approval of Investment Advisory and Sub-Advisory Contracts

25	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2023, Class A shares of Invesco Greater China Fund (the Fund), at net asset value (NAV), outperformed the MSCI China All Shares Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/22 to 10/31/23, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	17.90%
Class C Shares	17.14
Class R Shares	17.62
Class Y Shares	18.27
Class R5 Shares	18.41
Class R6 Shares	18.42
MSCI China Index▼ (Broad Market Index)	21.12
MSCI China All Shares Index∎ (Style-Specific Index)	11.63
Lipper China Region Funds Index◆ (Peer Group Index)	10.00

Source(s): ▼RIMES Technologies Corp.; ∎Bloomberg LP; ◆Lipper Inc.

Market conditions and your Fund

Chinese equities were one of the weakest performing asset classes for the fiscal year, amidst a weaker-than-expected re-opening recovery following a strong start until February 2023. The Chinese market extended weakness throughout the second and third quarter, as the re-opening rally in the beginning of the first quarter succumbed to macro concerns. Investors were cautious amidst weaker-than-expected re-opening recovery, subdued consumption demands, as well as the rising competition concerns, especially from Douyin, a popular shorts streaming platform, on some sectors including e-commerce and local community life. Secto leadership concentrated in narrow themes, such as AI (artificial intelligence), SOE (state-owned enterprise) and selected EV (electric vehicle) opportunities.

    We acknowledge that China macro head-winds are challenging and will stay for a while, including property weakness, weak exports, investment and domestic consumption, shrinking balance sheet and ongoing US-China tension. We believe much of these negative headlines may be well priced in to current valuation.

    For the near term, recent economic data on retail, industrial and service sectors indicate a positive momentum of recovery. We anticipate the momentum to be sustained, with the help of the Chinese government’s support. To bolster the economy, the Chinese government has stepped up easing efforts across different areas such as relaxing major property measures to revive housing demand, introducing more special-item deduction for income taxes as well as further cutting RRR (reserve requirement ratio) rate. We anticipate these measures to contribute to a sustained recovery and favorable environment for economic growth.

    For the fiscal year ended October 31, 2023, stock selection in the materials sector contributed to the Fund’s performance relative to the style-specific benchmark. Zijin Mining Group, a large multinational mining group headquartered in China, was a top contributor to performance in this sector. Zijin Mining Group engages in the global exploration and development of copper, gold, zinc and lithium projects, as well as engineering and technological research. An underweight to the industrials sector also helped the Fund’s relative performance.

    Stock selection and an underweight to the information technology sector also contributed to the Fund’s performance relative to the style-specific benchmark during the fiscal year.

    In contrast, stock selection in the consumer staples sector had a negative impact on the Fund’s performance relative to the style-specific benchmark. One of the top detractors to performance in this sector was Tingyi Holding which operates as an investment holding company through the following business segments: instant noodles and beverages. We exited our position in the holding at the end of the fiscal year. An underweight in the energy sector was also a detractor from performance relative to the style-specific benchmark.

    Additionally stock selection and an underweight in the financials sector detracted from performance relative to the style-specific benchmark.

    Raymond Ma has recently joined Invesco as Chief Investment Officer for Hong Kong and China. With over 20 years of experience, Raymond is a seasoned Chinese and Hong Kong equity investor. Raymond believes that identifying and investing in good growth quality companies is key to alpha generation.

    Kehong Jiang joined Invesco in 2022 from Invesco’s onshore China funds management joint venture, Invesco Great Wall. He has a wealth of experience across risk management, industry research and investment management in China A-shares.

    There is no change to the investment objective, strategy or process of the Fund as a result of these portfolio manager changes.

    One of the key investment themes that we believe the Fund is well-positioned in is ‘reglobalization’. Through proprietary, fundamental research, we are aiming to identify Chinese companies that have capability and leadership position to expand globally and capture market shares in overseas markets. We held a constructive outlook as in our view leaders in various sectors, including consumer, internet, automotive and battery manufacturers have successfully ventured abroad while maintaining local presence in China. We believe the trajectory of global expansion for Chinese companies appears promising, as we anticipate that hundreds of enterprises will follow the footsteps of successful pioneers. We believe as economic growth in China moderates, stock picking would be key as we aim to identify companies with strong competitive edge, rising market share, solid balance sheet/cashflow and global expansion capabilities.

    Thank you for your continued investment in Invesco Greater China Fund.

Portfolio manager(s):

Kehong Jiang

Raymond Ma

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

2	Invesco Greater China Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 10/31/13

1 Source: Bloomberg LP

2 Source: Lipper Inc.

3 Source: RIMES Technologies Corp.

Past performance cannot guarantee future results. The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management	fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;	performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

3	Invesco Greater China Fund

Average Annual Total Returns
As of 10/31/23, including maximum applicable sales charges

Class A Shares
Inception (3/31/06)	4.63%
10 Years	0.23
5 Years	-4.77
1 Year	11.38

Class C Shares
Inception (3/31/06)	4.61%
10 Years	0.19
5 Years	-4.38
1 Year	16.14

Class R Shares
10 Years	0.54%
5 Years	-3.92
1 Year	17.62

Class Y Shares
Inception (10/3/08)	4.52%
10 Years	1.05
5 Years	-3.44
1 Year	18.27

Class R5 Shares
Inception (3/31/06)	5.42%
10 Years	1.21
5 Years	-3.32
1 Year	18.41

Class R6 Shares
10 Years	1.06%
5 Years	-3.29
1 Year	18.42

Class R shares incepted on April 23, 2021. Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

4	Invesco Greater China Fund

Supplemental Information

Invesco Greater China Fund’s investment objective is long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2023, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The MSCI China Index is an unmanaged index considered representative of Chinese stocks. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
∎	The MSCI China All Shares Index is composed of large- and mid-cap stocks issued as China A-shares, B-shares, H-shares, Red-chips, P-chips and foreign listings.
∎	The Lipper China Region Funds Index is an unmanaged index considered representative of China region funds tracked by Lipper.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

5	Invesco Greater China Fund

Fund Information

Portfolio Composition

By sector	% of total net assets

Consumer Discretionary	29.82%

Communication Services	14.57

Materials	12.67

Industrials	11.67

Financials	9.23

Health Care	8.57

Consumer Staples	7.91

Information Technology	4.13

Other Sectors, Each Less than 2% of Net Assets	0.80

Money Market Funds Plus Other Assets Less Liabilities	0.63

Top 10 Equity Holdings*

		% of total net assets

1.	Tencent Holdings Ltd.	9.09%

2.	Alibaba Group Holding Ltd.	6.36

3.	Suofeiya Home Collection Co. Ltd., A Shares	4.34

4.	Kweichow Moutai Co. Ltd., A Shares	4.17

5.	Wanhua Chemical Group Co. Ltd., A Shares	3.72

6.	PDD Holdings, Inc., ADR	3.63

7.	AIA Group Ltd.	3.44

8.	Haier Smart Home Co. Ltd., A Shares	3.37

9.	Innovent Biologics, Inc.	3.35

10.	Shenzhen Mindray Bio-Medical Electronics Co. Ltd., A Shares	3.30

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of October 31, 2023.

6	Invesco Greater China Fund

Schedule of Investments(a)

October 31, 2023

	Shares	Value

Common Stocks & Other Equity Interests–99.37%(b)
Apparel, Accessories & Luxury Goods–2.57%
ANTA Sports Products Ltd.	69,800	$785,957

Shenzhou International Group Holdings Ltd.	88,000	859,685

		1,645,642

Automobile Manufacturers–0.52%
BYD Co. Ltd., A Shares	10,300	336,025

Automotive Parts & Equipment–1.13%
Fuyao Glass Industry Group Co. Ltd., A Shares	142,300	724,444

Biotechnology–3.72%
Akeso, Inc.(c)(d)	42,000	237,386

Innovent Biologics, Inc.(c)(d)	366,000	2,149,155

		2,386,541

Broadline Retail–11.74%
Alibaba Group Holding Ltd.(d)	395,600	4,075,782

Alibaba Group Holding Ltd., ADR(d)(e)	8,977	740,962

MINISO Group Holding Ltd., A shares	60,000	382,865

PDD Holdings, Inc., ADR(d)	22,929	2,325,459

		7,525,068

Building Products–0.94%
ZBOM Home Collection Co. Ltd., A Shares	227,300	604,682

Construction Machinery & Heavy Transportation Equipment– 1.96%
Sany Heavy Industry Co. Ltd., A Shares	632,400	1,254,648

Construction Materials–0.49%
Asia Cement China Holdings Corp.	1,014,000	314,819

Distillers & Vintners–6.29%
Kweichow Moutai Co. Ltd., A Shares	11,600	2,672,355

Luzhou Laojiao Co. Ltd., A Shares	46,300	1,359,531

		4,031,886

Diversified Banks–4.02%
Bank of China Ltd., H Shares	4,465,000	1,571,224

China Construction Bank Corp., H Shares	1,188,000	672,323

China Merchants Bank Co. Ltd., H Shares	88,000	333,752

		2,577,299

Education Services–0.40%
New Oriental Education & Technology Group, Inc.(d)	38,600	253,461

Electrical Components & Equipment–3.80%
Contemporary Amperex Technology Co. Ltd., A Shares	50,465	1,280,870

Gongniu Group Co. Ltd., A Shares	43,092	623,523

Hongfa Technology Co. Ltd., A Shares	133,900	532,447

		2,436,840

	Shares	Value

Electronic Components–3.64%
Chaozhou Three-Circle Group Co. Ltd., A Shares	257,300	$1,088,773

Xiamen Faratronic Co. Ltd., A Shares	90,800	1,242,335

		2,331,108

Footwear–0.45%
Stella International Holdings Ltd.	257,000	290,287

Gold–3.25%
Zijin Mining Group Co. Ltd., A Shares	515,400	876,870

Zijin Mining Group Co. Ltd., H Shares	778,000	1,208,539

		2,085,409

Health Care Equipment–3.30%
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., A Shares	54,100	2,114,985

Health Care Services–1.55%
Guangzhou Kingmed Diagnostics Group Co. Ltd., A Shares	117,400	996,126

Home Furnishings–4.34%
Suofeiya Home Collection Co. Ltd., A Shares ,(Acquired 12/20/2022-02/07/23; Cost $3,050,641)(f)	1,123,528	2,782,449

Hotels, Resorts & Cruise Lines–0.41%
Shanghai Jinjiang International Hotels Co. Ltd., B Shares	177,178	260,917

Household Appliances–3.37%
Haier Smart Home Co. Ltd., A Shares	710,846	2,160,007

Household Products–0.69%
Vinda International Holdings Ltd.	178,000	440,228

Industrial Gases–0.56%
Hangzhou Oxygen Plant Group Co. Ltd., A Shares	78,900	356,447

Industrial Machinery & Supplies & Components–4.97%
Haitian International Holdings Ltd.	64,000	152,429

Jiangsu Hengli Hydraulic Co. Ltd., A Shares	146,600	1,130,893

Luoyang Xinqianglian Slewing Bearings Co. Ltd., A Shares	146,824	745,100

Shenzhen Inovance Technology Co. Ltd., A Shares	139,300	1,154,620

		3,183,042

Integrated Oil & Gas–0.19%
PetroChina Co. Ltd., H Shares	186,000	121,197

Interactive Home Entertainment–3.29%
NetEase, Inc.	98,500	2,106,447

Interactive Media & Services–10.76%
Baidu, Inc., A Shares(d)	58,100	761,307

Kuaishou Technology(c)(d)	48,400	311,226

Tencent Holdings Ltd.	157,200	5,823,448

		6,895,981

Life & Health Insurance–4.37%
AIA Group Ltd. (Hong Kong)	252,800	2,201,683

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7	Invesco Greater China Fund

	Shares	Value

Life & Health Insurance–(continued)
China Life Insurance Co. Ltd., H Shares	443,000	$599,751

		2,801,434

Movies & Entertainment–0.53%
Tencent Music Entertainment Group, ADR(d)	46,698	339,027

Packaged Foods & Meats–0.93%
Guangdong Haid Group Co. Ltd., A Shares	96,200	593,792

Paper & Plastic Packaging Products & Materials–0.56%
Zhejiang Jiemei Electronic & Technology Co. Ltd., A Shares	94,800	360,137

Pharmaceuticals–0.00%
China Animal Healthcare Ltd.(g)	349,000	0

Property & Casualty Insurance–0.84%
PICC Property & Casualty Co. Ltd., H Shares	472,000	539,068

Real Estate Development–0.31%
Longfor Group Holdings Ltd.(c)	137,500	201,410

Real Estate Services–0.29%
KE Holdings, Inc., A shares	38,200	188,189

Restaurants–3.78%
Ajisen (China) Holdings Ltd. (Hong Kong)	1,802,000	191,087

Meituan, B Shares(c)(d)	125,620	1,784,655

Yum China Holdings, Inc.	8,500	444,530

		2,420,272

Semiconductor Materials & Equipment–0.49%
TCL Zhonghuan Renewable Energy Technology Co. Ltd., A Shares	123,600	313,776

Specialty Chemicals–5.28%
Shenzhen Capchem Technology Co. Ltd., A Shares	165,460	1,000,612

	Shares	Value

Specialty Chemicals–(continued)
Wanhua Chemical Group Co. Ltd., A Shares	196,500	$2,385,927

		3,386,539

Steel–2.53%
Zhejiang JIULI Hi-tech Metals Co. Ltd., A Shares	583,100	1,618,881

Textiles–1.11%
Tayho Advanced Materials Group Co. Ltd., A Shares	336,200	714,084

Total Common Stocks & Other Equity Interests (Cost $64,819,230)		63,692,594

Money Market Funds–0.65%
Invesco Government & Agency Portfolio, Institutional Class, 5.27%(h)(i)	145,289	145,289

Invesco Liquid Assets Portfolio, Institutional Class, 5.40%(h)(i)	103,735	103,766

Invesco Treasury Portfolio, Institutional Class, 5.27%(h)(i)	166,045	166,045

Total Money Market Funds (Cost $415,091)		415,100

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.02% (Cost $65,234,321)		64,107,694

Investments Purchased with Cash Collateral from Securities on Loan–1.16%
Money Market Funds–1.16%
Invesco Private Government Fund, 5.32%(h)(i)(j)	208,790	208,790

Invesco Private Prime Fund, 5.53%(h)(i)(j)	537,070	537,124

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $745,908)		745,914

TOTAL INVESTMENTS IN SECURITIES–101.18% (Cost $65,980,229)		64,853,608

OTHER ASSETS LESS LIABILITIES–(1.18)%		(759,280)

NET ASSETS–100.00%		$64,094,328

Investment Abbreviations:

ADR – American Depositary Receipt

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Country of issuer and/or credit risk exposure listed in Common Stocks & Other Equity Interests has been determined to be China unless otherwise noted.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2023 was $4,683,832, which represented 7.31% of the Fund’s Net Assets.

(d)	Non-income producing security.
(e)	All or a portion of this security was out on loan at October 31, 2023.
(f)	Restricted security. The value of this security at October 31, 2023 represented 4.34% of the Fund’s Net Assets.
(g)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(h)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2023.

	Value October 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value October 31, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$ -	$19,183,432	$(19,038,143)	$ -	$ -	$ 145,289	$ 44,193
Invesco Liquid Assets Portfolio, Institutional Class	31,663	13,702,451	(13,630,001)	(10)	(337)	103,766	32,344
Invesco Treasury Portfolio, Institutional Class	-	21,923,922	(21,757,877)	-	-	166,045	50,397

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Greater China Fund

	Value October 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value October 31, 2023	Dividend Income
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	$ 760,848	$ 9,414,744	$ (9,966,802)	$ -	$ -	$ 208,790	$ 12,674*
Invesco Private Prime Fund	1,956,079	19,455,433	(20,874,661)	(6)	279	537,124	35,055*
Total	$2,748,590	$83,679,982	$(85,267,484)	$(16)	$(58)	$1,161,014	$174,663

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(i)	The rate shown is the 7-day SEC standardized yield as of October 31, 2023.
(j)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Greater China Fund

Statement of Assets and Liabilities

October 31, 2023

Assets:
Investments in unaffiliated securities, at value (Cost $ 64,819,230)*	$63,692,594

Investments in affiliated money market funds, at value (Cost $ 1,160,999)	1,161,014

Foreign currencies, at value and cost	38,638

Receivable for:
Investments sold	111,580

Fund shares sold	1,751

Dividends	6,470

Investment for trustee deferred compensation and retirement plans	45,134

Other assets	123,539

Total assets	65,180,720

Liabilities:
Payable for:
Investments purchased	109,638

Fund shares reacquired	30,769

Collateral upon return of securities loaned	745,908

Accrued fees to affiliates	53,024

Accrued trustees’ and officers’ fees and benefits	361

Accrued other operating expenses	57,517

Trustee deferred compensation and retirement plans	89,175

Total liabilities	1,086,392

Net assets applicable to shares outstanding	$64,094,328

Net assets consist of:
Shares of beneficial interest	$93,591,077

Distributable earnings (loss)	(29,496,749)

$64,094,328

Net Assets:
Class A	$56,177,739

Class C	$2,244,214

Class R	$488,617

Class Y	$4,808,841

Class R5	$6,727

Class R6	$368,190

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	3,294,778

Class C	138,268

Class R	28,747

Class Y	281,301

Class R5	393

Class R6	21,501

Class A:
Net asset value per share	$17.05

Maximum offering price per share (Net asset value of $17.05 ÷ 94.50%)	$18.04

Class C:
Net asset value and offering price per share	$16.23

Class R:
Net asset value and offering price per share	$17.00

Class Y:
Net asset value and offering price per share	$17.10

Class R5:
Net asset value and offering price per share	$17.12

Class R6:
Net asset value and offering price per share	$17.12

*	At October 31, 2023, security with a value of $725,527 was on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Greater China Fund

Statement of Operations

For the year ended October 31, 2023

Investment income:
Dividends (net of foreign withholding taxes of $97,306)	$1,895,633

Dividends from affiliated money market funds (includes net securities lending income of $1,823)	128,757

Total investment income	2,024,390

Expenses:
Advisory fees	673,165

Administrative services fees	10,631

Custodian fees	21,405

Distribution fees:
Class A	168,781

Class C	24,260

Class R	2,749

Transfer agent fees – A, C, R and Y	170,398

Transfer agent fees – R5	2

Transfer agent fees – R6	124

Trustees’ and officers’ fees and benefits	17,454

Registration and filing fees	82,275

Reports to shareholders	24,989

Professional services fees	61,366

Other	15,078

Total expenses	1,272,677

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(8,005)

Net expenses	1,264,672

Net investment income	759,718

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(18,389,927)

Affiliated investment securities	(58)

Foreign currencies	(30,099)

Forward foreign currency contracts	(13)

(18,420,097)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	29,197,518

Affiliated investment securities	(16)

Foreign currencies	(507)

29,196,995

Net realized and unrealized gain	10,776,898

Net increase in net assets resulting from operations	$11,536,616

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Greater China Fund

Statement of Changes in Net Assets

For the years ended October 31, 2023 and 2022

	2023	2022

Operations:
Net investment income	$759,718	$1,065,274

Net realized gain (loss)	(18,420,097)	(9,953,034)

Change in net unrealized appreciation (depreciation)	29,196,995	(39,887,385)

Net increase (decrease) in net assets resulting from operations	11,536,616	(48,775,145)

Distributions to shareholders from distributable earnings:
Class A	(1,147,256)	(65,397)

Class C	(22,293)	–

Class R	(6,683)	–

Class Y	(117,984)	(30,560)

Class R5	(151)	(71)

Class R6	(8,833)	(4,044)

Total distributions from distributable earnings	(1,303,200)	(100,072)

Share transactions–net:
Class A	(8,406,321)	(12,713,278)

Class C	(212,608)	(552,038)

Class R	85,057	(52,658)

Class Y	(491,134)	(1,661,147)

Class R5	–	(5,106)

Class R6	(9,615)	(365,504)

Net increase (decrease) in net assets resulting from share transactions	(9,034,621)	(15,349,731)

Net increase (decrease) in net assets	1,198,795	(64,224,948)

Net assets:
Beginning of year	62,895,533	127,120,481

End of year	$64,094,328	$62,895,533

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Greater China Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover (c)
Class A
Year ended 10/31/23	$14.70	$ 0.19		$ 2.47	$ 2.66	$(0.31)	$ –	$(0.31)	$17.05	17.90%	$ 56,178	1.63%		1.63%		0.99%		94%
Year ended 10/31/22	25.26	0.23	(d)	(10.77)	(10.54)	(0.02)	–	(0.02)	14.70	(41.77)	55,282	1.55		1.60		1.10	(d)	114
Year ended 10/31/21	29.41	0.07		(4.06)	(3.99)	–	(0.16)	(0.16)	25.26	(13.66)	110,423	1.52		1.52		0.23		101
Year ended 10/31/20	23.24	0.00	(d)	6.42	6.42	(0.25)	–	(0.25)	29.41	27.92	68,875	1.66		1.67		0.02	(d)	59
Year ended 10/31/19	25.52	0.20	(d)	1.77	1.97	(0.21)	(4.04)	(4.25)	23.24	9.33	62,869	1.76		1.76		0.86	(d)	59
Class C
Year ended 10/31/23	13.97	0.06		2.35	2.41	(0.15)	–	(0.15)	16.23	17.14 (e)	2,244	2.29	(e)	2.29	(e)	0.33	(e)	94
Year ended 10/31/22	24.17	0.07	(d)	(10.27)	(10.20)	–	–	–	13.97	(42.20)	2,110	2.30		2.35		0.35	(d)	114
Year ended 10/31/21	28.37	(0.15)		(3.89)	(4.04)	–	(0.16)	(0.16)	24.17	(14.33)	4,296	2.27		2.27		(0.52)		101
Year ended 10/31/20	22.35	(0.18	)(d)	6.21	6.03	(0.01)	–	(0.01)	28.37	26.98	3,647	2.41		2.42		(0.73	)(d)	59
Year ended 10/31/19	24.65	0.02	(d)	1.72	1.74	–	(4.04)	(4.04)	22.35	8.51	5,198	2.51		2.51		0.11	(d)	59
Class R
Year ended 10/31/23	14.65	0.14	(d)	2.47	2.61	(0.26)	–	(0.26)	17.00	17.62	489	1.88		1.88		0.74		94
Year ended 10/31/22	25.21	0.18	(d)	(10.74)	(10.56)	–	–	–	14.65	(41.89)	366	1.80		1.85		0.85	(d)	114
Period ended 10/31/21(f)	32.59	0.01		(7.39)	(7.38)	–	–	–	25.21	(22.65)	701	1.71	(g)	1.71	(g)	0.04	(g)	101
Class Y
Year ended 10/31/23	14.74	0.24	(d)	2.49	2.73	(0.37)	–	(0.37)	17.10	18.27	4,809	1.38		1.38		1.24		94
Year ended 10/31/22	25.34	0.28	(d)	(10.80)	(10.52)	(0.08)	–	(0.08)	14.74	(41.64)	4,805	1.30		1.35		1.35	(d)	114
Year ended 10/31/21	29.44	0.14		(4.08)	(3.94)	–	(0.16)	(0.16)	25.34	(13.47)	10,703	1.27		1.27		0.48		101
Year ended 10/31/20	23.26	0.06	(d)	6.43	6.49	(0.31)	–	(0.31)	29.44	28.26	7,754	1.41		1.42		0.27	(d)	59
Year ended 10/31/19	25.57	0.26	(d)	1.76	2.02	(0.29)	(4.04)	(4.33)	23.26	9.56	9,339	1.51		1.51		1.11	(d)	59
Class R5
Year ended 10/31/23	14.75	0.27	(d)	2.49	2.76	(0.39)	–	(0.39)	17.12	18.41	7	1.20		1.20		1.42		94
Year ended 10/31/22	25.37	0.30	(d)	(10.82)	(10.52)	(0.10)	–	(0.10)	14.75	(41.61)	6	1.24		1.24		1.41	(d)	114
Year ended 10/31/21	29.45	0.18		(4.10)	(3.92)	–	(0.16)	(0.16)	25.37	(13.40)	17	1.17		1.17		0.58		101
Year ended 10/31/20	23.27	0.11	(d)	6.43	6.54	(0.36)	–	(0.36)	29.45	28.49	32	1.26		1.27		0.42	(d)	59
Year ended 10/31/19	25.58	0.30	(d)	1.77	2.07	(0.34)	(4.04)	(4.38)	23.27	9.79	23	1.33		1.33		1.29	(d)	59
Class R6
Year ended 10/31/23	14.76	0.27	(d)	2.49	2.76	(0.40)	–	(0.40)	17.12	18.42	368	1.20		1.20		1.42		94
Year ended 10/31/22	25.37	0.31	(d)	(10.81)	(10.50)	(0.11)	–	(0.11)	14.76	(41.55)	326	1.18		1.18		1.47	(d)	114
Year ended 10/31/21	29.43	0.18		(4.08)	(3.90)	–	(0.16)	(0.16)	25.37	(13.34)	981	1.13		1.13		0.62		101
Year ended 10/31/20	23.26	0.11	(d)	6.42	6.53	(0.36)	–	(0.36)	29.43	28.46	867	1.25		1.26		0.43	(d)	59
Year ended 10/31/19	25.57	0.30	(d)	1.77	2.07	(0.34)	(4.04)	(4.38)	23.26	9.79	642	1.33		1.33		1.29	(d)	59

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended October 31, 2021, the portfolio turnover calculation excludes the value of securities purchased of $64,937,627 in connection with the acquisition of Invesco Pacific Growth Fund into the Fund.

(d)

Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets includes significant dividends received during the year ended October 31, 2022. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the significant dividends are $0.23 and 1.09%, $0.06 and 0.34%, $0.17 and 0.84%, $0.28 and 1.34%, $0.30 and 1.40% and $0.31 and 1.46% for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets includes significant dividends received during the year ended October 31, 2020. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the significant dividends are $(0.05) and (0.17)%, $(0.23) and (0.92)%, $0.01 and 0.08%, $0.06 and 0.23% and $0.06 and 0.24% for Class A, Class C, Class Y, Class R5 and Class R6 shares, respectively. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets includes significant dividends received during the year ended October 31, 2019. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the significant dividends are $0.05 and 0.20%, $(0.13) and (0.55)%, $0.11 and 0.45%, $0.15 and 0.63% and $0.15 and 0.63% for Class A, Class C, Class Y, Class R5 and Class R6 shares, respectively.

(e)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.91% for the year ended October 31, 2023.
(f)	Commencement date of April 23, 2021.
(g)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Greater China Fund

Notes to Financial Statements

October 31, 2023

NOTE 1–Significant Accounting Policies

Invesco Greater China Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

14	Invesco Greater China Fund

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended October 31, 2023, fees paid to the Adviser were less than $500. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Statement of Operations.

J.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases

15	Invesco Greater China Fund

and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.	Other Risks – Investing in a single-country mutual fund involves greater risk than investing in a more diversified fund due to lack of exposure to other countries.

Investments in companies located or operating in Greater China (normally considered to be the geographical area that includes mainland China, Hong Kong, Macau and Taiwan) involve risks and considerations not typically associated with investments in the U.S. and other Western nations, such as greater government control over the economy; political, legal and regulatory uncertainty; nationalization, expropriation, or confiscation of property; lack of willingness or ability of the Chinese government to support the economies and markets of the Greater China region; difficulty in obtaining information necessary for investigations into and/or litigation against Chinese companies, as well as in obtaining and/or enforcing judgments; lack of publicly available information; limited legal remedies for shareholders; alteration or discontinuation of economic reforms; military conflicts and the risk of war, either internal or with other countries; public health emergencies resulting in market closures, travel restrictions, quarantines or other interventions; inflation, currency fluctuations and fluctuations in inflation and interest rates that may have negative effects on the economy and securities markets of Greater China; and Greater China’s dependency on the economies of other Asian countries, many of which are developing countries. Events in any one country within Greater China may impact the other countries in the region or Greater China as a whole.

The level of development of the economies of countries in the Asia Pacific region varies greatly. Furthermore, since the economies of the countries in the region are largely intertwined, if an economic recession is experienced by any of these countries, it will likely adversely impact the economic performance of other countries in the region. In addition, export growth continues to be a major driver of China’s rapid economic growth. As a result, a reduction in spending on Chinese products and services, the institution of tariffs, sanctions, capital controls, embargoes, trade wars or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. The current political climate has intensified concerns about a potential trade war between China and the U.S., as each country has recently imposed tariffs on the other country’s products. Further, actions by the U.S. government, such as delisting of certain Chinese companies from U.S. securities exchanges or otherwise restricting their operations in the U.S., may negatively impact the value of such securities held by the Fund.

Certain securities issued by companies located or operating in Greater China, such as China A-shares, are subject to trading restrictions and suspensions, quota limitations and sudden changes in those limitations, and operational, clearing and settlement risks. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities, and have shown a willingness to exercise that option in response to market volatility and other events. The liquidity of Chinese securities may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $1 billion	0.870%

Next $ 1 billion	0.820%

Next $49 billion	0.770%

Over $51 billion	0.760%

For the year ended October 31, 2023, the effective advisory fee rate incurred by the Fund was 0.87%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Effective July 1, 2023, the Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.25%, 3.00%, 2.50%, 2.00%, 2.00% and 2.00%, respectively, of the Fund’s average daily net assets (the “boundary limits”). Prior to July 1, 2023, the same boundary limits were in effect with an expiration date of June 30, 2023. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver

16	Invesco Greater China Fund

and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.

Further, the Adviser has contractually agreed, through at least June 30, 2025, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended October 31, 2023, the Adviser waived advisory fees of $3,332.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively the “Plans”). The Fund, pursuant to the Plans, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares, up to 1.00% of the average daily net assets of Class C shares, and up to 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2023, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2023, IDI advised the Fund that IDI retained $5,628 in front-end sales commissions from the sale of Class A shares and $617 and $99 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks & Other Equity Interests	$3,405,448	$60,287,146	$0	$63,692,594

Money Market Funds	415,100	745,914	–	1,161,014

Total Investments	$3,820,548	$61,033,060	$0	$64,853,608

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

17	Invesco Greater China Fund

Effect of Derivative Investments for the year ended October 31, 2023

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Currency Risk

Realized Gain (Loss):
Forward foreign currency contracts	$(13)

The table below summarizes the average notional value of derivatives held during the period.

Forward Foreign Currency Contracts

Average notional value	$29,889

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2023, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $4,673.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2023 and 2022:

	2023	2022

Ordinary income*	$1,303,200	$100,072

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2023

Undistributed ordinary income	$1,152,706

Net unrealized appreciation (depreciation) – investments	(1,569,897)

Net unrealized appreciation (depreciation) – foreign currencies	(24,485)

Temporary book/tax differences	(78,964)

Capital loss carryforward	(28,976,109)

Shares of beneficial interest	93,591,077

Total net assets	$64,094,328

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and distributions.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

18	Invesco Greater China Fund

The Fund has a capital loss carryforward as of October 31, 2023, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$14,547,589	$14,428,520	$28,976,109

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2023 was $68,888,680 and $79,309,612, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$4,559,776

Aggregate unrealized (depreciation) of investments	(6,129,673)

Net unrealized appreciation (depreciation) of investments	$(1,569,897)

Cost of investments for tax purposes is $66,423,505.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of distributions, on October 31, 2023, undistributed net investment income was increased by $415,157 and undistributed net realized gain (loss) was decreased by $415,157. This reclassification had no effect on the net assets or the distributable earnings (loss) of the Fund.

NOTE 11–Share Information

	Summary of Share Activity

	Year ended October 31, 2023(a)		Year ended October 31, 2022
	Shares	Amount	Shares	Amount

Sold:
Class A	997,548	$18,622,567	551,375	$11,191,105

Class C	16,309	306,867	56,736	1,128,081

Class R	9,267	182,948	9,502	198,380

Class Y	215,424	4,628,149	355,448	7,310,714

Class R5	-	-	1,070	22,421

Class R6	9,350	178,763	8,289	172,430

Issued as reinvestment of dividends:
Class A	53,343	1,017,779	2,464	57,624

Class C	1,174	21,445	-	-

Class R	351	6,683	-	-

Class Y	5,452	104,082	1,118	26,181

Class R5	-	-	1	31

Class R6	426	8,124	144	3,377

Automatic conversion of Class C shares to Class A shares:
Class A	5,889	110,321	11,489	230,452

Class C	(6,166)	(110,321)	(12,039)	(230,452)

Reacquired:
Class A	(1,523,331)	(28,156,988)	(1,176,210)	(24,192,459)

Class C	(24,044)	(430,599)	(71,412)	(1,449,667)

Class R	(5,890)	(104,574)	(12,296)	(251,038)

Class Y	(265,441)	(5,223,365)	(453,053)	(8,998,042)

Class R5	-	-	(1,366)	(27,558)

Class R6	(10,396)	(196,502)	(24,964)	(541,311)

Net increase (decrease) in share activity	(520,735)	$(9,034,621)	(753,704)	$(15,349,731)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 46% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

19	Invesco Greater China Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco Greater China Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Greater China Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), referred to hereafter as the “Fund”) as of October 31, 2023, the related statement of operations for the year ended October 31, 2023, the statement of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2023 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

December 21, 2023

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

20	Invesco Greater China Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2023 through October 31, 2023.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/23)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$876.10	$8.04	$1,016.64	$8.64	1.70%
Class C	1,000.00	873.00	11.14	1,013.31	11.98	2.36
Class R	1,000.00	875.40	9.22	1,015.38	9.91	1.95
Class Y	1,000.00	877.40	6.86	1,017.90	7.38	1.45
Class R5	1,000.00	877.90	5.63	1,019.21	6.06	1.19
Class R6	1,000.00	877.90	5.82	1,019.00	6.26	1.23

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2023 through October 31, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

21	Invesco Greater China Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 13, 2023, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Greater China Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2023. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees, that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the annual review process for the Invesco Funds’ investment advisory and sub-advisory contracts. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

    As part of the contract renewal process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 2, 2023 and June 13, 2023, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel. Also, as part of the contract renewal process, the independent Trustees reviewed and considered information provided in response to follow-up requests for information submitted by the independent Trustees to management. The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer.

    The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 13, 2023.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board considered recent senior management changes at Invesco and Invesco Advisers, including the appointment of new Co-Heads of Investments, that had been presented to and discussed with the Board. The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology used to manage such risks. The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

    The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Hong Kong Limited currently manages assets of the Fund.

    The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2022 to the performance of funds in the Broadridge performance universe and against the MSCI China All Shares Index (Index). The Board noted that performance of Class A shares of the Fund was in the first quintile of its performance universe for the one year period, the fourth quintile for the three year period and the fifth quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one year period and below the performance of the Index for the three and five year periods. The Board considered that overweight allocation to

22	Invesco Greater China Fund

certain Chinese companies and stock selection within the Chinese healthcare sector were the primary detractors from Fund performance. The Board further considered that the Fund’s value bias can result in underperformance during markets that favor growth companies. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund below the median contractual management fee rate of funds in its expense group. The Board noted that the Fund’s contractual management fee schedule was reduced at certain breakpoint levels effective 2021. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund-by-fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

    The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

    The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations. Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.

    The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board acknowledged the difficulty in calculating and measuring economies of scale at the individual fund level; noting that only indicative and estimated measures are available at the individual fund level and that such measures are subject to uncertainty. The Board considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually. The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits realized as to that Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts. The Board noted the cyclical and competitive nature of the global asset management industry.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

    The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

    The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

    The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a

23	Invesco Greater China Fund

summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.

    The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

24	Invesco Greater China Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2023:

Federal and State Income Tax
Qualified Dividend Income*	86.43%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%

*   The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

25	Invesco Greater China Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Chairman Emeritus, Invesco Ltd.; Trustee and Vice Chair, The Invesco Funds; and Member of Executive Board, SMU Cox School of Business

Formerly: Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Vice Chair, Investment Company Institute; Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			169	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Greater China Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown - 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	169

Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit)

Formerly: President and Director

Director of Grahamtastic Connection (non-profit)

Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	169	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones - 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	169	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Board Member, First Financial Bankshares, Inc. Texas
Elizabeth Krentzman - 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			169	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	169	Blue Hills Bank; Member and Chairman, Bentley University, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis - 1950 Trustee	2001	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	169	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco Greater China Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			169	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	169	None
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	169	None
Daniel S. Vandivort - 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	169	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

T-3	Invesco Greater China Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Glenn Brightman - 1972 President and Principal Executive Officer	2023

Chief Operating Officer, Americas, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds.

Formerly: Global Head of Finance, Invesco Ltd; Executive Vice President and Chief Financial Officer, Nuveen

			N/A	N/A
Melanie Ringold - 1975 Senior Vice President, Chief Legal Officer and Secretary	2023

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI SteelPath, Inc.; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Assistant Secretary, Invesco Distributors, Inc., Invesco Advisers, Inc., Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Chief Executive Officer, President and Executive Director, Invesco Ltd.; Senior Vice President, Invesco Group Services, Inc.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds and Trustee, Invesco Foundation, Inc.

Formerly: Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco Greater China Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Tony Wong - 1973 Senior Vice President	2023

Senior Managing Director, Invesco Ltd.; Director, Chairman, Chief Executive Officer and President, Invesco Advisers, Inc.; Director and Chairman, Invesco Private Capital, Inc., INVESCO Private Capital Investments, Inc. and INVESCO Realty, Inc.; Director, Invesco Senior Secured Management, Inc.; President, Invesco Managed Accounts, LLC and SNW Asset Management Corporation; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds; and Vice President, Invesco Advisers, Inc.

			N/A	N/A
Stephanie C. Butcher - 1971 Senior Vice President	2023	Senior Managing Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; Director and Chief Executive Officer, Invesco Asset Management Limited	N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Senior Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Senior Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President, The Invesco Funds; Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5	Invesco Greater China Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. - 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1331 Spring Street, NW, Suite 2500	11 Greenway Plaza	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Sidley Austin LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	787 Seventh Avenue	11 Greenway Plaza	225 Franklin Street
Philadelphia, PA 19103-7018	New York, NY 10019	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6	Invesco Greater China Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05426 and 033-19338	Invesco Distributors, Inc.	CHI-AR-1

Annual Report to Shareholders	October 31, 2023

Invesco Health Care Fund

Nasdaq:

A: GGHCX ∎ C: GTHCX ∎ Y: GGHYX ∎ Investor: GTHIX ∎ R6: GGHSX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

8	Schedule of Investments

10	Financial Statements

13	Financial Highlights

14	Notes to Financial Statements

20	Report of Independent Registered Public Accounting Firm

21	Fund Expenses

22	Approval of Investment Advisory and Sub-Advisory Contracts

25	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2023, Class A shares of Invesco Health Care Fund (the Fund), at net asset value (NAV), outperformed the S&P Composite 1500 Health Care Index, one of the Fund’s style-specific benchmarks.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/22 to 10/31/23, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-4.72%
Class C Shares	-5.46
Class Y Shares	-4.46
Investor Class Shares	-4.72
Class R6 Shares	-4.42
MSCI World Index▼ (Broad Market Index)	10.48
S&P Composite 1500 Health Care Index▼ (Style-Specific Index)	-5.24
MSCI World Health Care Index▼ (Style-Specific Index)	-1.92
Source(s): ▼RIMES Technologies Corp.

Market conditions and your Fund

At the start of the fiscal year, US equity markets rebounded, despite mixed data on the economy and corporate earnings. However, the US Federal Reserve’s (the Fed’s) message that rate hikes would continue until data showed inflation meaningfully declining, sent markets lower in December 2022. As energy prices declined, the rate of inflation slowed modestly in the fourth quarter of 2022. Corporate earnings generally met expectations, though companies provided cautious future guidance. With inflation still at multi-decade highs and little evidence of a slowing economy, the Fed raised its target rate by 0.75% in November and by 0.50% in December.1

    US equities managed to deliver gains in the first quarter of 2023 despite significant volatility and a banking crisis. A January rally gave way to a February selloff as higher-than-expected inflation, a tight labor market and solid economic growth indicated that the Fed’s monetary policy would remain tight for the foreseeable future, raising the risk of a deeper than expected recession. In March, the failure of two US regional banks, Silicon Valley Bank and Signature Bank, prompted steep losses in the banking sector. The subsequent takeover of Credit Suisse and ongoing fear that bank troubles would spread sent investors to safe-haven assets, sparking a bond rally, particularly among securities at the short end of the yield curve. With instability in the banking sector, the Fed raised the federal funds rate by only 0.25% in February 2023 and again in March.1 The Fed’s actions to stabilize the banking system in March sent markets higher, so equities were surprisingly resilient despite the turmoil.

    The US economy and equity markets remained resilient in the second quarter of 2023, as milder inflation data and better-than-expected corporate earnings supported equities, with most major indexes posting gains for the quarter and with some big tech names providing optimistic future guidance. Following the March banking crisis, markets stabilized in April, as corporate earnings season got underway, with many companies surprising consensus earnings and revenue estimates. Facing persistently strong employment data, the Fed raised the federal funds rate by 0.25% at its May meeting,1 but left rates unchanged at its June meeting, giving investors the long-awaited “pause” in rate hikes, which sent equities broadly higher.

    Equity markets declined in the third quarter and into October 2023 as a resilient US economy complicated the Fed’s efforts to tame inflation. While inflation has slowed from its peak, the Consumer Price Index (CPI) rose by 0.2% in July, and the 12-month headline inflation rate rose to 3.2% from 3% in June.2 Due to the persistence of inflation, the Fed raised the federal funds rate again in July by 0.25%. The CPI data released in September was higher-than-expected and the overall US labor market remained tight with unemployment near historic lows. At the same time, wages rose and consumers continued to spend, pushing the third quarter year-over-year Gross Domestic Product (GDP) to 4.9%, far above expectations.2 Despite the higher-than-expected GDP for the third quarter of 2023, the Fed held interest rates steady at its September and October meetings, but left open the possibility of another rate hike before the end of the calendar year.1

    Despite higher rates and increased market volatility, US stocks for the fiscal year had positive returns of 10.69%, as measured by the S&P 500 Index.3

    During the fiscal year, the Fund’s Class A shares at NAV outperformed the S&P Composite 1500 Health Care Index. Outperformance was mainly attributed to stronger stock selection in pharmaceuticals. This was partially offset by weaker stock selection and an underweight allocation as of fiscal year end to health care equipment and an underweight allocation to managed care.

    At the stock level, the top three individual contributors to absolute Fund performance during the fiscal year were Eli Lilly, Novo Nordisk and Vertex Pharmaceuticals.

    Eli Lilly is a large cap pharmaceutical company that makes drugs to treat Alzheimer’s, cancer, diabetes, obesity, pain and autoimmune diseases. During the second quarter of 2023, the stock price rose after management raised its earnings and revenue guidance despite reporting revenues and earnings that fell short of analyst expectations. The company also announced positive clinical trial results for its early-stage Alzheimer’s drug and its diabetes drug. During the third quarter of 2023, the company reported better-than-expected sales of its GLP-1 diabetes treatment Mounjaro. The stock also benefited from positive clinical headlines related to Novo Nordisk’s obesity treatment Wegovy.

    Novo Nordisk makes treatments for diabetes, obesity, rare blood disorders, endocrinology and hormone replacement. In late 2022, the company reported better-than-expected sales in diabetes and obesity treatments and raised earnings guidance. The stock also rose on positive Phase III data from its PIONEER PLUS clinical trial to treat Type 2 Diabetes and from positive results from its SELECT study regarding its weight-loss drug Wegovy.

    Vertex makes drugs to treat cystic fibrosis, infectious diseases, viral infections, bacterial infections, flu, rheumatoid arthritis, cancer, inflammatory bowel disease, neurological disorders, and multiple sclerosis. The stock rose as management expressed confidence in its 2023 guidance led by its cystic fibrosis franchise and as it expects its pipeline to generate five new product launches over the next five years.

    At the stock level, the top three individual detractors from absolute Fund performance during the fiscal year were DexCom, Elevance and Humana.

    DexCom makes wearable continuous glucose monitors used to treat diabetes. The company reported better-than-expected results and raised its earnings guidance. The stock declined in response to better-than-expected sales of GLP-1 obesity drugs, which pressured stocks of companies that treat diabetes.

    Elevance provides managed care and prescription benefit services for government and commercial sectors. The stock declined on investor concerns regarding pressure on Medicare Advantage margins driven by higher supplemental benefit utilization.

    Humana provides health insurance and prescription drug services, including Medicare and Medicaid health coverage. The stock declined on investor concerns regarding higher

2	Invesco Health Care Fund

medical costs driven by higher elective procedure volume within the Medicare Advantage channel.

    We invest in health care companies that we believe are positioned to compound multi-year growth. We combine in-depth health care experience with bottom-up fundamental analysis to evaluate company management, identify growth prospects and manage risk.

    We thank you for your investment in the Invesco Health Care Fund.

1	Source: US Federal Reserve

2	Source: US Bureau of Labor Statistics

3	Source: Lipper Inc.

Portfolio manager(s):

Justin Livengood

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco Health Care Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 10/31/13

1 Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco Health Care Fund

Average Annual Total Returns
As of 10/31/23, including maximum applicable sales charges

Class A Shares
Inception (8/7/89)	9.59%
10 Years	5.85
5 Years	4.08
1 Year	-9.97

Class C Shares
Inception (3/1/99)	7.69%
10 Years	5.82
5 Years	4.47
1 Year	-6.40

Class Y Shares
Inception (10/3/08)	8.97%
10 Years	6.72
5 Years	5.53
1 Year	-4.46

Investor Class Shares
Inception (7/15/05)	7.42%
10 Years	6.45
5 Years	5.26
1 Year	-4.72

Class R6 Shares
10 Years	6.68%
5 Years	5.60
1 Year	-4.42

Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares, Investor Class shares and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco Health Care Fund

Supplemental Information

Invesco Health Care Fund’s investment objective is long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2023, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎

The MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

∎	The S&P Composite 1500® Health Care Index comprises those companies included in the S&P Composite 1500 that are classified as members of the GICS® Health Care sector.
∎

The MSCI World Health Care Index is an unmanaged index considered representative of health care stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco Health Care Fund

Fund Information

Portfolio Composition

By industry	% of total net assets

Pharmaceuticals	23.43%

Biotechnology	17.48

Health Care Equipment	15.50

Managed Health Care	15.41

Life Sciences Tools & Services	7.75

Health Care Distributors	6.87

Health Care Facilities	4.12

Other Sectors, Each Less than 2% of Net Assets	3.52

Money Market Funds Plus Other Assets Less Liabilities	5.92

Top 10 Equity Holdings*

		% of total net assets

1.	UnitedHealth Group, Inc.	9.29%

2.	Eli Lilly and Co.	8.44

3.	Vertex Pharmaceuticals, Inc.	4.65

4.	Merck & Co., Inc.	4.50

5.	Boston Scientific Corp.	4.41

6.	McKesson Corp.	3.93

7.	Stryker Corp.	3.48

8.	AstraZeneca PLC, ADR	3.45

9.	Humana, Inc.	3.21

10.	Regeneron Pharmaceuticals, Inc.	3.17

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of October 31, 2023.

7	Invesco Health Care Fund

Schedule of Investments(a)

October 31, 2023

	Shares	Value

Common Stocks & Other Equity Interests–94.08%
Biotechnology–17.48%
AbbVie, Inc.	60,082	$8,482,377

Alnylam Pharmaceuticals, Inc.(b)	11,782	1,788,508

Amgen, Inc.	18,290	4,676,753

Argenx SE, ADR (Netherlands)(b)	31,147	14,625,697

Arrowhead Pharmaceuticals, Inc.(b)(c)	38,367	943,445

Ascendis Pharma A/S, ADR (Denmark)(b)	33,638	3,004,210

Biogen, Inc.(b)	53,692	12,753,998

CSL Ltd. (Australia)	10,624	1,572,946

Cytokinetics, Inc.(b)(c)	52,304	1,823,317

Exact Sciences Corp.(b)(c)	123,991	7,636,606

Exelixis, Inc.(b)	317,534	6,538,025

Gilead Sciences, Inc.	97,105	7,626,627

Halozyme Therapeutics, Inc.(b)	70,537	2,389,088

ImmunoGen, Inc.(b)(c)	151,958	2,258,096

Karuna Therapeutics, Inc.(b)(c)	15,606	2,600,116

Legend Biotech Corp., ADR(b)(c)	148,255	9,795,208

Natera, Inc.(b)	143,401	5,660,037

Neurocrine Biosciences, Inc.(b)	70,860	7,861,208

Regeneron Pharmaceuticals, Inc.(b)	48,178	37,573,540

Sarepta Therapeutics, Inc.(b)(c)	26,700	1,797,177

Ultragenyx Pharmaceutical, Inc.(b)(c)	64,658	2,288,893

United Therapeutics Corp.(b)	15,959	3,556,623

Vaxcyte, Inc.(b)(c)	73,325	3,526,932

Vertex Pharmaceuticals, Inc.(b)	152,322	55,157,319

Zentalis Pharmaceuticals, Inc.(b)(c)	76,559	1,252,505

		207,189,251

Health Care Distributors–6.87%
Cencora, Inc.	188,072	34,821,531

McKesson Corp.	102,405	46,631,141

		81,452,672

Health Care Equipment–15.50%
AtriCure, Inc.(b)	64,289	2,226,971

Axonics, Inc.(b)(c)	62,889	3,220,546

Becton, Dickinson and Co.	81,451	20,589,184

Boston Scientific Corp.(b)	1,021,871	52,309,576

CONMED Corp.(c)	22,376	2,180,765

DexCom, Inc.(b)	132,637	11,782,145

Glaukos Corp.(b)	44,544	3,037,901

IDEXX Laboratories, Inc.(b)	13,882	5,545,442

Inspire Medical Systems, Inc.(b)	15,767	2,320,272

Intuitive Surgical, Inc.(b)	85,600	22,446,032

Shockwave Medical, Inc.(b)	21,948	4,526,994

STERIS PLC	44,906	9,429,362

Stryker Corp.	152,450	41,195,039

TransMedics Group, Inc.(b)(c)	47,503	1,780,412

Treace Medical Concepts, Inc.(b)	111,400	1,117,342

		183,707,983

Health Care Facilities–4.12%
Acadia Healthcare Co., Inc.(b)	63,903	4,697,510

Encompass Health Corp.	189,767	11,871,824

HCA Healthcare, Inc.	88,404	19,991,681

Surgery Partners, Inc.(b)(c)	211,719	4,897,060

	Shares	Value

Health Care Facilities–(continued)
Tenet Healthcare Corp.(b)	137,442	$7,380,635

		48,838,710

Health Care Services–0.96%
Guardant Health, Inc.(b)	52,300	1,353,524

NeoGenomics, Inc.(b)	157,393	2,206,650

Privia Health Group, Inc.(b)(c)	162,005	3,405,345

RadNet, Inc.(b)(c)	165,222	4,454,385

		11,419,904

Health Care Supplies–1.64%
Alcon, Inc. (Switzerland)	74,437	5,333,986

Cooper Cos., Inc. (The)	14,863	4,633,540

Haemonetics Corp.(b)	77,639	6,617,172

Lantheus Holdings, Inc.(b)	45,004	2,907,258

		19,491,956

Health Care Technology–0.92%
Evolent Health, Inc., Class A(b)(c)	73,354	1,792,038

Veeva Systems, Inc., Class A(b)	47,516	9,156,809

		10,948,847

Life Sciences Tools & Services–7.75%
10X Genomics, Inc., Class A(b)	118,035	4,164,275

Bruker Corp.	104,342	5,947,494

Danaher Corp.	25,058	4,811,637

ICON PLC(b)	70,750	17,260,170

Medpace Holdings, Inc.(b)	37,791	9,170,742

Pacific Biosciences of California, Inc.(b)(c)	185,580	1,146,884

Repligen Corp.(b)(c)	31,851	4,285,871

Thermo Fisher Scientific, Inc.	67,333	29,947,698

West Pharmaceutical Services, Inc.	47,443	15,100,633

		91,835,404

Managed Health Care–15.41%
Elevance Health, Inc.	17,391	7,827,515

HealthEquity, Inc.(b)	70,517	5,054,659

Humana, Inc.	72,597	38,018,323

Molina Healthcare, Inc.(b)	53,342	17,760,219

Progyny, Inc.(b)(c)	125,526	3,873,732

UnitedHealth Group, Inc.	205,663	110,144,876

		182,679,324

Pharmaceuticals–23.43%
AstraZeneca PLC (United Kingdom)	25,331	3,166,266

AstraZeneca PLC, ADR (United Kingdom)(c)	645,923	40,841,711

Axsome Therapeutics, Inc.(b)(c)	20,687	1,288,386

Eli Lilly and Co.	180,555	100,014,831

Intra-Cellular Therapies, Inc.(b)	91,125	4,534,380

Merck & Co., Inc.	518,867	53,287,641

Novo Nordisk A/S, Class B (Denmark)	350,242	33,775,700

Sanofi, ADR	218,341	9,879,930

Zoetis, Inc.	197,134	30,950,038

		277,738,883

Total Common Stocks & Other Equity Interests (Cost $832,567,739)		1,115,302,934

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Health Care Fund

	Shares	Value

Money Market Funds–5.50%
Invesco Government & Agency Portfolio, Institutional Class, 5.27%(d)(e)	22,579,302	$22,579,302

Invesco Liquid Assets Portfolio, Institutional Class, 5.40%(d)(e)	16,774,954	16,779,987

Invesco Treasury Portfolio, Institutional Class, 5.27%(d)(e)	25,804,916	25,804,916

Total Money Market Funds (Cost $65,160,015)		65,164,205

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.58% (Cost $897,727,754)		1,180,467,139

	Shares	Value

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–4.45%
Invesco Private Government Fund, 5.32%(d)(e)(f)	16,203,495	$16,203,495

Invesco Private Prime Fund, 5.53%(d)(e)(f)	36,589,445	36,593,104

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $52,795,282)		52,796,599

TOTAL INVESTMENTS IN SECURITIES–104.03% (Cost $950,523,036)		1,233,263,738

OTHER ASSETS LESS LIABILITIES—(4.03)%		(47,810,056)

NET ASSETS–100.00%		$1,185,453,682

Investment Abbreviations:

ADR – American Depositary Receipt

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at October 31, 2023.
(d)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2023.

	Value October 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value October 31, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$16,763,030	$130,186,260	$(124,369,988)	$ -	$ -	$ 22,579,302	$ 700,712
Invesco Liquid Assets Portfolio, Institutional Class	12,624,352	92,990,186	(88,835,705)	(975)	2,129	16,779,987	545,178
Invesco Treasury Portfolio, Institutional Class	19,157,749	148,784,298	(142,137,131)	-	-	25,804,916	799,831
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	10,015,507	164,683,008	(158,495,020)	-	-	16,203,495	515,272*
Invesco Private Prime Fund	27,798,816	348,061,852	(339,274,215)	1,307	5,344	36,593,104	1,381,841*
Total	$86,359,454	$884,705,604	$(853,112,059)	$ 332	$7,473	$117,960,804	$3,942,834

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of October 31, 2023.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Health Care Fund

Statement of Assets and Liabilities

October 31, 2023

Assets:

Investments in unaffiliated securities, at value (Cost $832,567,739)*	$1,115,302,934

Investments in affiliated money market funds, at value (Cost $117,955,297)	117,960,804

Foreign currencies, at value (Cost $3,491)	3,451

Receivable for:
Investments sold	14,785,552

Fund shares sold	47,905

Dividends	1,607,767

Investment for trustee deferred compensation and retirement plans	165,771

Other assets	49,931

Total assets	1,249,924,115

Liabilities:

Payable for:
Investments purchased	10,053,366

Fund shares reacquired	795,094

Collateral upon return of securities loaned	52,795,282

Accrued fees to affiliates	536,869

Accrued other operating expenses	71,040

Trustee deferred compensation and retirement plans	218,782

Total liabilities	64,470,433

Net assets applicable to shares outstanding	$1,185,453,682

Net assets consist of:

Shares of beneficial interest	$911,476,186

Distributable earnings	273,977,496

$1,185,453,682

Net Assets:

Class A	$607,032,045

Class C	$15,507,967

Class Y	$38,762,143

Investor Class	$522,684,156

Class R6	$1,467,371

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	18,665,215

Class C	932,307

Class Y	1,145,927

Investor Class	16,067,618

Class R6	43,165

Class A:
Net asset value per share	$32.52

Maximum offering price per share (Net asset value of $32.52 ÷ 94.50%)	$34.41

Class C:
Net asset value and offering price per share	$16.63

Class Y:
Net asset value and offering price per share	$33.83

Investor Class:
Net asset value and offering price per share	$32.53

Class R6:
Net asset value and offering price per share	$33.99

*	At October 31, 2023, securities with an aggregate value of $52,004,023 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Health Care Fund

Statement of Operations

For the year ended October 31, 2023

Investment income:

Dividends (net of foreign withholding taxes of $177,418)	$10,950,136

Dividends from affiliated money market funds (includes net securities lending income of $58,636)	2,104,357

Total investment income	13,054,493

Expenses:

Advisory fees	8,261,888

Administrative services fees	189,658

Distribution fees:
Class A	1,685,730

Class C	186,472

Investor Class	1,431,954

Transfer agent fees – A, C, Y and Investor	1,651,354

Transfer agent fees – R6	397

Trustees’ and officers’ fees and benefits	28,227

Registration and filing fees	106,118

Reports to shareholders	91,312

Professional services fees	67,458

Other	22,677

Total expenses	13,723,245

Less: Fees waived and/or expense offset arrangement(s)	(88,693)

Net expenses	13,634,552

Net investment income (loss)	(580,059)

Realized and unrealized gain (loss) from:

Net realized gain (loss) from:
Unaffiliated investment securities	19,997,638

Affiliated investment securities	7,473

Foreign currencies	(149,728)

19,855,383

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(77,000,372)

Affiliated investment securities	332

Foreign currencies	77,552

(76,922,488)

Net realized and unrealized gain (loss)	(57,067,105)

Net increase (decrease) in net assets resulting from operations	$(57,647,164)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Health Care Fund

Statement of Changes in Net Assets

For the years ended October 31, 2023 and 2022

	2023	2022

Operations:

Net investment income (loss)	$(580,059)	$(2,206,504)

Net realized gain (loss)	19,855,383	(27,612,730)

Change in net unrealized appreciation (depreciation)	(76,922,488)	(219,616,690)

Net increase (decrease) in net assets resulting from operations	(57,647,164)	(249,435,924)

Distributions to shareholders from distributable earnings:

Class A	–	(175,765,430)

Class C	–	(9,290,808)

Class Y	–	(11,596,963)

Investor Class	–	(146,619,587)

Class R6	–	(399,985)

Total distributions from distributable earnings	–	(343,672,773)

Share transactions-net:

Class A	(59,793,005)	104,833,962

Class C	(3,599,535)	4,224,192

Class Y	(5,698,577)	5,704,868

Investor Class	(39,916,790)	96,663,657

Class R6	269,234	(232,412)

Net increase (decrease) in net assets resulting from share transactions	(108,738,673)	211,194,267

Net increase (decrease) in net assets	(166,385,837)	(381,914,430)

Net assets:

Beginning of year	1,351,839,519	1,733,753,949

End of year	$1,185,453,682	$1,351,839,519

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Health Care Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income (loss) to average net assets	Portfolio turnover (c)
Class A
Year ended 10/31/23	$34.13	$(0.01)	$(1.60)	$(1.61)	$ –	$ –	$ –	$32.52	(4.72)%	$607,032	1.05%	1.05%	(0.05)%	59%
Year ended 10/31/22	50.30	(0.05)	(6.19)	(6.24)	–	(9.93)	(9.93)	34.13	(14.73)	696,308	1.04	1.04	(0.16)	44
Year ended 10/31/21	41.82	(0.11)	11.49	11.38	(0.01)	(2.89)	(2.90)	50.30	28.20	896,054	1.02	1.02	(0.24)	78
Year ended 10/31/20	38.59	0.03	4.67	4.70	(0.10)	(1.37)	(1.47)	41.82	12.32	740,884	1.06	1.06	0.08	17
Year ended 10/31/19	37.89	0.08	3.52	3.60	–	(2.90)	(2.90)	38.59	10.46	700,483	1.08	1.08	0.22	11
Class C
Year ended 10/31/23	17.59	(0.14)	(0.82)	(0.96)	–	–	–	16.63	(5.46)	15,508	1.80	1.80	(0.80)	59
Year ended 10/31/22	31.06	(0.17)	(3.37)	(3.54)	–	(9.93)	(9.93)	17.59	(15.35)	20,023	1.79	1.79	(0.91)	44
Year ended 10/31/21	26.99	(0.29)	7.25	6.96	–	(2.89)	(2.89)	31.06	27.26	29,391	1.77	1.77	(0.99)	78
Year ended 10/31/20	25.48	(0.18)	3.06	2.88	–	(1.37)	(1.37)	26.99	11.46	27,720	1.81	1.81	(0.67)	17
Year ended 10/31/19	26.20	(0.13)	2.31	2.18	–	(2.90)	(2.90)	25.48	9.62	24,570	1.83	1.83	(0.53)	11
Class Y
Year ended 10/31/23	35.41	0.07	(1.65)	(1.58)	–	–	–	33.83	(4.46)	38,762	0.80	0.80	0.20	59
Year ended 10/31/22	51.69	0.04	(6.39)	(6.35)	–	(9.93)	(9.93)	35.41	(14.51)	46,087	0.79	0.79	0.09	44
Year ended 10/31/21	42.90	0.00	11.79	11.79	(0.11)	(2.89)	(3.00)	51.69	28.52	60,527	0.77	0.77	0.01	78
Year ended 10/31/20	39.54	0.14	4.79	4.93	(0.20)	(1.37)	(1.57)	42.90	12.62	43,816	0.81	0.81	0.33	17
Year ended 10/31/19	38.67	0.18	3.59	3.77	–	(2.90)	(2.90)	39.54	10.70	38,519	0.83	0.83	0.47	11
Investor Class
Year ended 10/31/23	34.14	(0.01)	(1.60)	(1.61)	–	–	–	32.53	(4.72)	522,684	1.05	1.05	(0.05)	59
Year ended 10/31/22	50.31	(0.05)	(6.19)	(6.24)	–	(9.93)	(9.93)	34.14	(14.73)	588,159	1.04	1.04	(0.16)	44
Year ended 10/31/21	41.83	(0.11)	11.49	11.38	(0.01)	(2.89)	(2.90)	50.31	28.20	745,607	1.02	1.02	(0.24)	78
Year ended 10/31/20	38.60	0.03	4.67	4.70	(0.10)	(1.37)	(1.47)	41.83	12.33	618,818	1.06	1.06	0.08	17
Year ended 10/31/19	37.90	0.08	3.52	3.60	–	(2.90)	(2.90)	38.60	10.45	597,301	1.08	1.08	0.22	11
Class R6
Year ended 10/31/23	35.56	0.11	(1.68)	(1.57)	–	–	–	33.99	(4.42)	1,467	0.70	0.70	0.30	59
Year ended 10/31/22	51.82	0.07	(6.40)	(6.33)	–	(9.93)	(9.93)	35.56	(14.42)	1,262	0.69	0.69	0.19	44
Year ended 10/31/21	42.97	0.04	11.83	11.87	(0.13)	(2.89)	(3.02)	51.82	28.66	2,174	0.69	0.69	0.09	78
Year ended 10/31/20	39.61	0.16	4.79	4.95	(0.22)	(1.37)	(1.59)	42.97	12.65	374	0.77	0.77	0.37	17
Year ended 10/31/19	38.71	0.20	3.60	3.80	–	(2.90)	(2.90)	39.61	10.77	52	0.77	0.77	0.53	11

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Health Care Fund

Notes to Financial Statements

October 31, 2023

NOTE 1–Significant Accounting Policies

Invesco Health Care Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of five different classes of shares: Class A, Class C, Class Y, Investor Class and Class R6. Class Y and Investor Class shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Investor Class and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used.

14	Invesco Health Care Fund

Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended October 31, 2023, the Fund paid the Adviser $2,999 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Statement of Operations.

J.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers.

15	Invesco Health Care Fund

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.

Other Risks - The Fund’s performance is vulnerable to factors affecting the health care sector, including significant government regulations, restrictions on government reimbursement for medical expenses, rising costs of medical products, services and facilities, pricing pressure, an increased emphasis on outpatient services, a limited number of products, industry innovation, costs associated with obtaining and protecting patents, product liability and other claims, changes in technologies and other market developments.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $350 million	0.750%

Next $350 million	0.650%

Next $1.3 billion	0.550%

Next $2 billion	0.450%

Next $2 billion	0.400%

Next $2 billion	0.375%

Over $8 billion	0.350%

For the year ended October 31, 2023, the effective advisory fee rate incurred by the Fund was 0.63%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Effective July 1, 2023, the Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y, Investor Class and Class R6 shares to 2.00%, 2.75%, 1.75%, 2.00% and 1.75%, respectively, of the Fund’s average daily net assets (the “boundary limits”). Prior to July 1, 2023, the same boundary limits were in effect with an expiration date of June 30, 2023. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.

Further, the Adviser has contractually agreed, through at least June 30, 2025, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended October 31, 2023, the Adviser waived advisory fees of $45,068.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to

16	Invesco Health Care Fund

intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y, Investor Class and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.25% of the average daily net assets of Investor Class shares. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2023, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2023, IDI advised the Fund that IDI retained $50,905 in front-end sales commissions from the sale of Class A shares and $1,097 and $799 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

For the year ended October 31, 2023, the Fund incurred $63,978 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks & Other Equity Interests	$1,071,454,036	$43,848,898	$–	$1,115,302,934

Money Market Funds	65,164,205	52,796,599	–	117,960,804

Total Investments	$1,136,618,241	$96,645,497	$–	$1,233,263,738

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2023, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $43,625.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2023 and 2022:

	2023	2022

Long-term capital gain	$–	$343,672,773

17	Invesco Health Care Fund

Tax Components of Net Assets at Period-End:

2023

Net unrealized appreciation – investments	$279,059,380

Net unrealized appreciation – foreign currencies	12,230

Temporary book/tax differences	(174,341)

Late-Year ordinary loss deferral	(713,322)

Capital loss carryforward	(4,206,451)

Shares of beneficial interest	911,476,186

Total net assets	$1,185,453,682

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of October 31, 2023, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$4,206,451	$–	$4,206,451

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2023 was $751,968,508 and $875,699,148, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$321,130,266

Aggregate unrealized (depreciation) of investments	(42,070,886)

Net unrealized appreciation of investments	$279,059,380

Cost of investments for tax purposes is $954,204,358.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating losses and foreign currency transactions, on October 31, 2023, undistributed net investment income (loss) was increased by $447,704, undistributed net realized gain (loss) was increased by $149,728 and shares of beneficial interest was decreased by $597,432. This reclassification had no effect on the net assets of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	Year ended		Year ended
	October 31, 2023(a)		October 31, 2022
	Shares	Amount	Shares	Amount

Sold:
Class A	648,963	$22,356,047	1,020,924	$37,178,045

Class C	193,583	3,428,618	241,467	4,562,878

Class Y	426,648	15,311,305	292,440	10,821,049

Investor Class	93,942	3,246,765	141,992	5,399,582

Class R6	16,542	583,646	9,899	373,272

Issued as reinvestment of dividends:
Class A	-	-	4,091,961	158,317,977

Class C	-	-	440,490	8,840,630

Class Y	-	-	233,867	9,366,384

Investor Class	-	-	3,463,003	134,018,202

Class R6	-	-	7,307	293,596

Automatic conversion of Class C shares to Class A shares:
Class A	94,432	3,232,212	73,766	2,605,013

Class C	(183,978)	(3,232,212)	(141,001)	(2,605,013)

18	Invesco Health Care Fund

	Summary of Share Activity

	Year ended		Year ended
	October 31, 2023(a)		October 31, 2022
	Shares	Amount	Shares	Amount

Reacquired:
Class A	(2,477,109)	$(85,381,264)	(2,601,958)	$(93,267,073)

Class C	(215,594)	(3,795,941)	(348,834)	(6,574,303)

Class Y	(582,115)	(21,009,882)	(395,818)	(14,482,565)

Investor Class	(1,252,654)	(43,163,555)	(1,199,075)	(42,754,127)

Class R6	(8,860)	(314,412)	(23,683)	(899,280)

Net increase (decrease) in share activity	(3,246,200)	$(108,738,673)	5,306,747	$211,194,267

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 14% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

19	Invesco Health Care Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco Health Care Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Health Care Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), referred to hereafter as the “Fund”) as of October 31, 2023, the related statement of operations for the year ended October 31, 2023, the statement of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2023 and the financial highlights for each of the five years in the period ended October 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

December 21, 2023

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

20	Invesco Health Care Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2023 through October 31, 2023.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/23)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$918.40	$5.03	$1,019.96	$5.30	1.04%
Class C	1,000.00	914.70	8.64	1,016.18	9.10	1.79
Class Y	1,000.00	919.80	3.82	1,021.22	4.02	0.79
Investor Class	1,000.00	918.40	5.03	1,019.96	5.30	1.04
Class R6	1,000.00	919.90	3.39	1,021.68	3.57	0.70

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2023 through October 31, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

21	Invesco Health Care Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 13, 2023, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Health Care Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2023. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees, that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the annual review process for the Invesco Funds’ investment advisory and sub-advisory contracts. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

    As part of the contract renewal process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 2, 2023 and June 13, 2023, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel. Also, as part of the contract renewal process, the independent Trustees reviewed and considered information provided in response to follow-up requests for information submitted by the independent Trustees to management. The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer.

    The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 13, 2023.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board considered recent senior management changes at Invesco and Invesco Advisers, including the appointment of new Co-Heads of Investments, that had been presented to and discussed with the Board. The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology used to manage such risks. The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

    The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

    The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2022 to the performance of funds in the Broadridge performance universe and against the S&P Composite 1500® Health Care Index (Index). The Board noted that performance of Class A shares of the Fund was in the fourth quintile of its performance universe for the one year period and the fifth quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods. The Board considered that the Fund underwent a portfolio management change in

22	Invesco Health Care Fund

November 2021, and that performance results prior to such date were those of the prior portfolio management team. The Board also considered that stock selection in certain health care sub-sectors detracted from longer-term Fund performance. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was reasonably comparable to the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund-by-fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that there were only five funds (including the Fund) in the expense group.

    The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

    The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations. Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.

    The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board acknowledged the difficulty in calculating and measuring economies of scale at the individual fund level; noting that only indicative and estimated measures are available at the individual fund level and that such measures are subject to uncertainty. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually. The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits realized as to that Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts. The Board noted the cyclical and competitive nature of the global asset management industry.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

    The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

    The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

    The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and

23	Invesco Health Care Fund

the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.

    The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

24	Invesco Health Care Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2023:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

25	Invesco Health Care Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Chairman Emeritus, Invesco Ltd.; Trustee and Vice Chair, The Invesco Funds; and Member of Executive Board, SMU Cox School of Business

Formerly: Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Vice Chair, Investment Company Institute; Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			169	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Health Care Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown – 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	169

Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit)

Formerly: President and Director

Director of Grahamtastic Connection (non-profit)

Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	169	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	169	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Boad Member, First Financial Bankshares, Inc. Texas
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			169	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	169	Blue Hills Bank; Member and Chairman, Bentley University, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis – 1950 Trustee	2001	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	169	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco Health Care Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			169	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	169	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	169	None
Daniel S. Vandivort – 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	169	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

T-3	Invesco Health Care Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Glenn Brightman – 1972 President and Principal Executive Officer	2023

Chief Operating Officer, Americas, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds.

Formerly: Global Head of Finance, Invesco Ltd; Executive Vice President and Chief Financial Officer, Nuveen

			N/A	N/A
Melanie Ringold – 1975 Senior Vice President, Chief Legal Officer and Secretary	2023

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI SteelPath, Inc.; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Assistant Secretary, Invesco Distributors, Inc., Invesco Advisers, Inc., Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Chief Executive Officer, President and Executive Director, Invesco Ltd.; Senior Vice President, Invesco Group Services, Inc.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds and Trustee, Invesco Foundation, Inc.

Formerly: Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco Health Care Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Tony Wong – 1973 Senior Vice President	2023

Senior Managing Director, Invesco Ltd.; Director, Chairman, Chief Executive Officer and President, Invesco Advisers, Inc.; Director and Chairman, Invesco Private Capital, Inc., INVESCO Private Capital Investments, Inc. and INVESCO Realty, Inc.; Director, Invesco Senior Secured Management, Inc.; President, Invesco Managed Accounts, LLC and SNW Asset Management Corporation; and Senior Vice President, The Invesco

Funds Formerly: Assistant Vice President, The Invesco Funds; and Vice President, Invesco Advisers, Inc.

			N/A	N/A
Stephanie C. Butcher – 1971 Senior Vice President	2023	Senior Managing Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; Director and Chief Executive Officer, Invesco Asset Management Limited	N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Senior Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Senior Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President, The Invesco Funds; Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5	Invesco Health Care Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco

Funds Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1331 Spring Street, NW, Suite 2500	11 Greenway Plaza	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Sidley Austin LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	787 Seventh Avenue	11 Greenway Plaza	225 Franklin Street
Philadelphia, PA 19103-7018	New York, NY 10019	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6	Invesco Health Care Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05426 and 033-19338	Invesco Distributors, Inc.	GHC-AR-1

Annual Report to Shareholders	October 31, 2023

Invesco International Bond Fund

Nasdaq:

A: OIBAX ∎ C: OIBCX ∎ R: OIBNX ∎ Y: OIBYX ∎ R5: INBQX ∎ R6: OIBIX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

8	Consolidated Schedule of Investments

26	Consolidated Financial Statements

29	Consolidated Financial Highlights

30	Notes to Consolidated Financial Statements

41	Report of Independent Registered Public Accounting Firm

42	Fund Expenses

43	Approval of Investment Advisory and Sub-Advisory Contracts

45	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2023, Class A shares of Invesco International Bond Fund (the Fund), at net asset value (NAV), outperformed the FTSE Non-U.S. Dollar World Government Bond Index.

  Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/22 to 10/31/23, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	9.40%
Class C Shares	8.61
Class R Shares	8.87
Class Y Shares	9.67
Class R5 Shares	9.66
Class R6 Shares	9.75
FTSE Non-U.S. Dollar World Government Bond Index▼	1.32
JP Morgan Government Bond Index - Emerging Markets (GBI-EM) Global Diversified Index▼	13.50
JP Morgan EMBI Global Diversified Index▼	8.36
Custom Invesco International Bond Index∎	6.33
Source(s): ▼RIMES Technologies Corp.; ∎Invesco, RIMES Technologies Corp.

Market conditions and your Fund

During the fiscal year ended October 31, 2023, volatility remained elevated in global fixed-income markets for much of the year as investor concerns vacillated between growth and inflation. Uncertainty on the path of the US Federal Reserve (the Fed), which has a global impact, kept markets guessing whether the prospect of continued strong growth would lead to higher interest rates, potentially for longer, or the prospect of imminent recession would unfold due to monetary tightening at a pace and scale not seen in the past two decades. While inflation data surprised to the upside in the first half of the fiscal year, growth data largely did so throughout the year, leading developed market (DM) central banks, particularly the Fed, to raise policy rates throughout the fiscal year. As disinflation unfolded in emerging markets (EM), uncertainty on the path of the Fed generated questions on the degree to which EM central banks would need to continue hiking or remain at elevated rates, despite their earlier start to monetary policy tightening. As disinflation commenced in DMs, especially the US, and continued in EMs, this concern abated, and EM central banks began to cut interest rates.

    Towards the end of 2022, bond markets finished a volatile year with gains in the last few months spurred by slowing US inflation, hints from the Fed that future interest rate hikes would be scaled back, and China’s relaxation of its stringent zero COVID-19 policy. DM central banks, including the Fed, the European Central Bank (ECB) and the Bank of England, continued to hike rates in an effort to combat persistent inflation, yet central banks within EMs began to slow or pause their hiking cycles. Despite the headwinds of aggressive monetary policy tightening throughout 2022, the global economy showed strength in the first quarter of 2023 as China reopened and Europe experienced a mild winter. However, stress in the banking sector erupted in March, raising recession fears and tempering investors’ sentiment toward risk. Fortunately, these issues did not appear to be systemic, and policymakers’ swift response helped to calm markets. Major DM central banks continued to raise interest rates, albeit at a slower pace. The Fed and Bank of England raised their policy rates by 0.50%, while the ECB hiked by 1.00%.1 Select central banks in EMs also raised rates during the quarter, but most appeared to be at or near the end of their hiking cycles. As a result of changing expectations for relative growth and monetary policy, the US dollar weakened during the quarter, declining 1.1%.1

    The second quarter of 2023 saw a decrease in market volatility as the threat of an imminent US recession receded amid better-than-expected economic data. Inflation generally eased in DMs, largely driven by moderation in the goods component. However, core inflation remained more stubborn, leading most developed central banks to continue their monetary tightening. The ECB and Bank of England each raised their policy rate by 0.50%.1 The Fed raised its rate by 0.25%1 in May before pausing in June and then signaling that rates may remain elevated for some time. Most central banks in EMs reached their terminal rate for the current cycle, and with disinflation materializing, started to have room to begin cutting interest rates in the second half of the fiscal year. The US dollar continued its sideways trend as investors anticipated the Fed nearing the end of its rate hikes.

    In the third quarter of 2023, progress on disinflation allowed many major economies, including the US, to pause their rate hiking campaigns. Nevertheless, resilience in economic activity and the labor market raised the prospect that central banks will keep rates higher for an extended period. Both the Fed and the ECB raised rates by 0.25%1 in July and the Bank of England raised rates in August. The ECB hiked again in September and suggested this rate might be sufficient to guide inflation back to its target. The Fed and the Bank of England kept rates steady in September, but guided the market to anticipate an extended period of elevated rates. Divergence in monetary policy among EM central banks continued as some countries, including Poland, Brazil, Chile and Peru, began to cut rates over the quarter. Meanwhile, a few countries, including Thailand and Turkey, hiked rates during the quarter. In addition, China’s economy appeared to stabilize as the country’s central bank further eased its monetary policy. The US dollar gained 3.2% during the quarter,1 driven by surging Treasury yields. This momentum continued through October.

    Compared to the Custom Invesco International Bond Index, the Fund’s interest rate and credit exposure contributed positively to relative Fund performance over the fiscal year, while foreign currency exposure detracted. The top contributors to relative Fund performance were interest rate positioning in Brazil and Colombia, and overall yield curve positioning, while the top detractors were positioning in the Argentinian peso, the Japanese yen, and the euro.

    Going forward, our expectations for the medium to long term are that the global interest rate hiking cycle is behind us and that volatility in both developed and emerging sovereign bond markets will eventually decline. This gives investors the opportunity to potentially benefit from high nominal and real interest rates, particularly in EM sovereign bonds. We also anticipate that the US dollar could continue to weaken as the Fed reaches peak rates and begins to ease monetary policy over time. The difference between interest rate levels in DMs and EMs has in our view benefited EM currencies this fiscal year. A weaker dollar could allow foreign currencies to offer an additional source of return for investors.

    Given the current under-owned nature of international fixed-income, we believe that the potential for a weaker US dollar going forward, along with the growth and interest rate differentials between domestic and international markets may be a catalyst for interest to return to the asset class. Importantly, individual country dynamics are reasserting themselves as various growth and inflation dynamics transpire across countries, offering greater differentiation among opportunities. We remain focused on extracting alpha as these dynamics unfold.

2	Invesco International Bond Fund

    Please note that we implemented our strategy using derivative instruments, including futures, forwards, swaps and options. Therefore, a portion of the performance of the strategy, both positive and negative, can be attributed to these instruments. We believe derivatives can be a cost-effective way to gain exposure to certain asset classes or hedge exposure to certain risks. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    Part of the Fund’s strategy to manage credit and currency risk in the portfolio during the fiscal year entailed purchasing and selling credit and currency derivatives. We sought to manage credit market risk by purchasing and selling protection through credit default swaps at various points throughout the fiscal year. The currency management was carried out via currency forwards and options on an as-needed basis and we believe this strategy was effective in managing the currency positioning within the Fund.

    We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed-income securities tends to fall. The risk may be greater in the current market environment. The degree to which the value of fixed-income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics such as price, maturity, duration and coupon, and market forces such as supply and demand for similar securities. We are monitoring interest rates and the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain investments held by the Fund.

    Thank you for investing in Invesco International Bond Fund.

1  Source: Bloomberg LP

Portfolio manager(s):

Hemant Baijal

Kristina Campmany

Chris Kelly

Arin Kornchankul

Wim Vandenhoeck

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco International Bond Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 10/31/13

1  Source: RIMES Technologies Corp.

2  Source: Invesco, RIMES Technologies Corp.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco International Bond Fund

Average Annual Total Returns
As of 10/31/23, including maximum applicable sales charges
Class A Shares
Inception (6/15/95)	5.23%
10 Years	-0.60
5 Years	-2.09
1 Year	4.64

Class C Shares
Inception (6/15/95)	5.15%
10 Years	-0.78
5 Years	-1.99
1 Year	7.61

Class R Shares
Inception (3/1/01)	4.45%
10 Years	-0.45
5 Years	-1.53
1 Year	8.87

Class Y Shares
Inception (9/27/04)	3.49%
10 Years	0.05
5 Years	-1.03
1 Year	9.67

Class R5 Shares
10 Years	-0.04%
5 Years	-0.96
1 Year	9.66

Class R6 Shares
Inception (1/27/12)	0.60%
10 Years	0.22
5 Years	-0.87
1 Year	9.75

Effective May 24, 2019, Class A, Class C, Class R, Class Y and Class I shares of the Oppenheimer International Bond Fund, (the predecessor fund), were reorganized into Class A, Class C, Class R, Class Y and Class R6 shares, respectively, of the Invesco Oppenheimer International Bond Fund. Note: The Fund was subsequently renamed the Invesco International Bond Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C, Class R, Class Y and Class R6 shares are those for Class A, Class C, Class R, Class Y and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R5 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco International Bond Fund

Supplemental Information

Invesco International Bond Fund’s investment objective is to seek total return.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2023, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎

The Custom Invesco International Bond Index is an index composed of 50% FTSE Non-U.S. Dollar World Government Bond Index, 30% JPMorgan Government Bond Index - Emerging Markets (GBI-EM) Global Diversified Index and 20% JP Morgan EMBI Global Diversified Index.

∎	The FTSE Non-U.S. Dollar World Government Bond Index is a broad benchmark providing exposure to the global sovereign fixed income market, excluding the US.
∎

The JP Morgan Government Bond Index - Emerging Markets (GBI-EM) Global Diversified Index is a comprehensive global local emerging markets index comprising liquid, fixed-rate, domestic currency government bonds.

∎

The JP Morgan EMBI Global Diversified Index is an unmanaged index that tracks the traded market for US-dollar-denominated Brady bonds, Eurobonds, traded loans and local market debt instruments issued by sovereign and quasi-sovereign entities.

∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco International Bond Fund

Fund Information

Portfolio Composition

By security type	% of total net assets

Non-U.S. Dollar Denominated Bonds & Notes	48.87%

U.S. Dollar Denominated Bonds & Notes	12.47

U.S. Treasury Securities	11.74

Asset-Backed Securities	8.73

Common Stocks & Other Equity Interests	2.67

Security Types Each Less Than 1% of Portfolio	0.81

Money Market Funds Plus Other Assets Less Liabilities	14.71

Top Five Debt Issuers*

		% of total net assets

1.	U.S. Treasury	11.74%

2.	Republic of South Africa Government Bond	8.41

3.	Colombian TES	5.97

4.	Brazil Notas do Tesouro Nacional	5.70

5.	Peru Government Bond	4.43

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of October 31, 2023.

7	Invesco International Bond Fund

Consolidated Schedule of Investments

October 31, 2023

		Principal Amount	Value
Non-U.S. Dollar Denominated Bonds & Notes–48.87%(a)
Argentina–0.03%

Argentine Bonos del Tesoro, 15.50%, 10/17/2026	ARS	135,000,000	$ 79,163

Provincia de Buenos Aires, 129.05% (BADLAR + 3.75%), 04/12/2025(b)(c)	ARS	120,000,000	295,542

			374,705

Australia–2.27%

Australia Government Bond, Series 169, 4.75%, 06/21/2054(b)	AUD	14,100,000	8,211,360

New South Wales Treasury Corp., 3.00%, 02/20/2030(b)	AUD	35,800,000	20,114,786

			28,326,146

Austria–0.48%

Erste Group Bank AG, 5.13%(b)(d)(e)	EUR	2,800,000	2,644,193

Republic of Austria Government Bond, 2.10%, 09/20/2117(b)	EUR	5,125,000	3,376,503

			6,020,696

Belgium–0.99%
KBC Group N.V.,

4.25%(b)(d)(e)	EUR	4,400,000	3,990,001

4.75%(b)(d)(e)	EUR	8,000,000	8,353,617

			12,343,618

Brazil–5.70%
Brazil Notas do Tesouro Nacional,

Series B, 6.00%, 05/15/2055	BRL	28,000,000	23,183,311

Series F, 10.00%, 01/01/2027	BRL	250,000,000	47,967,477

			71,150,788

Colombia–6.53%
Colombian TES,

Series B, 7.50%, 08/26/2026	COP	45,000,000,000	10,065,203

Series B, 6.00%, 04/28/2028	COP	51,500,000,000	10,368,786

Series B, 7.75%, 09/18/2030	COP	175,000,000,000	35,666,142

Series B, 9.25%, 05/28/2042	COP	16,250,000,000	3,152,068

Series B, 7.25%, 10/26/2050	COP	100,000,000,000	15,276,300

Fideicomiso PA Concesion Ruta al Mar, 6.75%, 02/15/2044(b)	COP	8,000,000,000	1,302,278

Fideicomiso PA Costera, Series B, 6.25%, 01/15/2034(b)	COP	6,107,644,400	1,272,426

		Principal Amount	Value
Colombia–(continued)

PA Autopista Rio Magdalena, 6.05%, 06/15/2036(b)	COP	23,500,000,000	$ 4,471,560

			81,574,763

Egypt–0.39%

Egypt Government International Bond, 4.75%, 04/16/2026(b)	EUR	6,800,000	4,892,440

France–0.89%

French Republic Government Bond OAT, 0.50%, 05/25/2072(b)	EUR	33,850,000	11,153,725

Germany–0.20%

Deutsche Lufthansa AG, 4.38%, 08/12/2075(b)(d)	EUR	2,500,000	2,480,623

Greece–1.70%
Hellenic Republic Government Bond,

4.38%, 07/18/2038(b)	EUR	20,000,000	20,856,744

0.00%, 10/15/2042	EUR	107,000,000	356,044

			21,212,788

India–4.09%
India Government Bond,

8.15%, 11/24/2026	INR	500,000,000	6,143,916

6.54%, 01/17/2032	INR	1,000,000,000	11,394,298

7.26%, 08/22/2032	INR	1,300,000,000	15,421,850

State of Gujarat India, 7.52%, 05/24/2027	INR	500,000,000	5,980,930

State of Maharashtra India, 7.99%, 10/28/2025	INR	500,000,000	6,058,273

State of Tamil Nadu India, 8.53%, 03/09/2026	INR	500,000,000	6,152,847

			51,152,114

Indonesia–1.73%
Indonesia Treasury Bond,

Series FR95, 6.38%, 08/15/2028	IDR	200,000,000,000	12,260,246

Series FR96, 7.00%, 02/15/2033	IDR	150,000,000,000	9,370,538

			21,630,784

Italy–0.61%
Intesa Sanpaolo S.p.A.,

5.50%(b)(d)(e)	EUR	6,000,000	5,308,383

6.38%(b)(d)(e)	EUR	2,500,000	2,260,367

			7,568,750

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

8	Invesco International Bond Fund

		Principal Amount	Value
Ivory Coast–0.25%

Ivory Coast Government International Bond, 4.88%, 01/30/2032(b)	EUR	3,950,000	$ 3,168,580

Japan–1.48%
Japan Government Bond,

Series 15, 1.00%, 03/20/2062	JPY	2,405,700,000	11,953,910

Series 77, 1.60%, 12/20/2052	JPY	1,054,500,000	6,562,793

			18,516,703

Malaysia–1.77%
Malaysia Government Bond,

Series 115, 3.96%, 09/15/2025	MYR	25,000,000	5,279,640

Series 319, 3.48%, 06/14/2024	MYR	80,000,000	16,806,436

			22,086,076

Netherlands–0.57%

ABN AMRO Bank N.V., 4.38%(b)(d)(e)	EUR	2,500,000	2,427,507

Cooperatieve Rabobank U.A., 4.38%(b)(d)(e)	EUR	5,000,000	4,680,427

			7,107,934

Peru–4.43%
Peru Government Bond,

6.15%, 08/12/2032	PEN	200,000,000	47,625,852

7.30%, 08/12/2033(b)	PEN	30,400,000	7,759,034

			55,384,886

South Africa–8.41%
Republic of South Africa Government Bond,

Series 2030, 8.00%, 01/31/2030	ZAR	400,000,000	18,891,482

Series 2032, 8.25%, 03/31/2032	ZAR	533,300,000	23,533,874

Series 2040, 9.00%, 01/31/2040	ZAR	600,000,000	23,935,614

Series R186, 10.50%, 12/21/2026	ZAR	700,000,000	38,743,662

			105,104,632

Spain–1.59%

Banco Bilbao Vizcaya Argentaria S.A., 6.00%(b)(d)(e)	EUR	5,000,000	4,987,488
Banco Santander S.A.,

4.38%(b)(d)(e)	EUR	2,200,000	1,936,875

4.13%(d)(e)	EUR	2,000,000	1,597,370

CaixaBank S.A., 5.25%(b)(d)(e)	EUR	4,600,000	4,228,764

Repsol International Finance B.V., 3.75%(b)(d)(e)	EUR	2,500,000	2,510,938

Telefonica Europe B.V., 2.88%(b)(d)(e)	EUR	5,000,000	4,636,331

			19,897,766

		Principal Amount	Value
Supranational–1.59%
African Development Bank,

0.00%, 04/05/2046(f)	ZAR	600,000,000	$ 3,386,720

0.00%, 01/17/2050(f)	ZAR	310,000,000	1,503,635

Corp. Andina de Fomento, 10.35%, 03/15/2033(b)	MXN	200,000,000	10,543,569

International Finance Corp., 0.00%, 03/23/2038(f)	MXN	350,000,000	4,482,500

			19,916,424

Sweden–0.10%

Heimstaden Bostad AB, 3.38%(b)(d)(e)	EUR	2,500,000	1,236,893

Thailand–0.60%

Thailand Government Bond, 3.45%, 06/17/2043	THB	280,000,000	7,545,878

United Kingdom–2.19%

Barclays PLC, 7.13%(d)(e)	GBP	2,150,000	2,440,195

Gatwick Airport Finance PLC, 4.38%, 04/07/2026(b)	GBP	5,400,000	6,081,015

HSBC Holdings PLC, 5.88%(d)(e)	GBP	5,000,000	5,381,092

International Consolidated Airlines Group S.A., 1.50%, 07/04/2027(b)	EUR	2,600,000	2,415,819

Lloyds Banking Group PLC, 8.50%(d)(e)	GBP	3,275,000	3,657,118

Nationwide Building Society, 5.75%(b)(d)(e)	GBP	2,500,000	2,589,934

NatWest Group PLC, 5.13%(d)(e)	GBP	1,550,000	1,562,413

United Kingdom Gilt, 0.50%, 10/22/2061(b)	GBP	9,875,000	3,176,238

			27,303,824

Uruguay–0.28%

Uruguay Government International Bond, 9.75%, 07/20/2033	UYU	138,900,300	3,453,573

Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $694,826,338)			610,605,109

U.S. Dollar Denominated Bonds & Notes–12.47%
Argentina–0.00%

Argentina Treasury Dual Bond, 0.00%, 04/30/2024(f)		$79,836	36,936

Brazil–0.97%

CSN Inova Ventures, 6.75%, 01/28/2028(b)		475,000	434,765

CSN Resources S.A., 5.88%, 04/08/2032(b)		1,500,000	1,187,639

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

9	Invesco International Bond Fund

	Principal Amount	Value
Brazil–(continued)

Embraer Netherlands Finance B.V., 7.00%, 07/28/2030(b)	$2,470,000	$ 2,414,154

Minerva Luxembourg S.A., 8.88%, 09/13/2033(b)	2,360,000	2,320,352

Sitios Latinoamerica S.A.B. de C.V., 5.38%, 04/04/2032(b)	6,786,000	5,717,298

		12,074,208

Chile–0.55%

AES Andes S.A., 6.35%, 10/07/2079(b)(d)	2,500,000	2,318,275

Mercury Chile Holdco LLC, 6.50%, 01/24/2027(b)	5,000,000	4,498,016

		6,816,291

China–0.12%

Prosus N.V., 4.99%, 01/19/2052(b)	2,500,000	1,545,039

Colombia–0.24%

Colombia Government International Bond, 4.13%, 02/22/2042	5,000,000	2,993,568

Denmark–0.12%

Danske Bank A/S, 6.13%(b)(d)(e)	1,500,000	1,480,313

Dominican Republic–0.18%
Dominican Republic International Bond,

4.50%, 01/30/2030(b)	975,000	828,758

4.88%, 09/23/2032(b)	1,800,000	1,461,303

		2,290,061

Ecuador–0.06%

Ecuador Government International Bond, 5.00%, 07/31/2040(b)(g)	2,300,000	780,732

Egypt–0.15%

Egypt Government International Bond, 8.50%, 01/31/2047(b)	3,550,000	1,854,698

France–1.58%
BNP Paribas S.A.,

6.63%(b)(d)(e)	2,000,000	1,979,516

7.75%(b)(d)(e)	2,500,000	2,324,183

4.63%(b)(d)(e)	2,500,000	1,977,152

9.25%(b)(d)(e)	2,500,000	2,546,993

Credit Agricole S.A., 7.88%(b)(d)(e)	5,000,000	4,987,500

Electricite de France S.A., 9.13%(b)(d)(e)	3,334,000	3,430,249

	Principal Amount	Value
France–(continued)

Societe Generale S.A., 7.88%(b)(d)(e)	$2,500,000	$ 2,483,335

		19,728,928

Ghana–0.09%

Ghana Government International Bond, 7.88%, 02/11/2035(b)(h)	2,500,000	1,084,375

Guatemala–0.17%

CT Trust, 5.13%, 02/03/2032(b)	2,817,000	2,172,395

Hong Kong–0.36%
Melco Resorts Finance Ltd.,

4.88%, 06/06/2025(b)	2,500,000	2,364,450

5.75%, 07/21/2028(b)	2,500,000	2,124,067

		4,488,517

Indonesia–0.33%

PT Indonesia Asahan Aluminium/PT Mineral Industri Indonesia (Persero), 6.76%, 11/15/2048(b)	2,700,000	2,399,271

PT Pertamina (Persero), 4.18%, 01/21/2050(b)	2,500,000	1,668,383

		4,067,654

Iraq–0.10%

Iraq International Bond, 5.80%, 01/15/2028(b)	1,406,250	1,254,607

Ireland–0.56%

BB Blue Financing DAC, Series A1, 4.40%, 09/20/2037	2,500,000	2,346,741

Coriolanus DAC, Series 116, 0.00%, 04/30/2025(b)(f)	519,977	493,543

Series 119, 0.00%, 04/30/2025(b)(f)	553,192	525,070

Series 120, 0.00%, 04/30/2025(b)(f)	692,457	657,255

Series 122, 0.00%, 04/30/2025(b)(f)	606,697	575,855

Series 124, 0.00%, 04/30/2025(b)(f)	487,288	462,516

Series 126, 0.00%, 04/30/2025(b)	726,840	689,891

Series 127, 0.00%, 04/30/2025(b)(f)	631,421	599,321

0.00%, 04/30/2025(b)(f)	660,755	627,165

		6,977,357

Ivory Coast–0.24%

Ivory Coast Government International Bond, 5.38%, 07/23/2024(b)	3,009,000	2,964,978

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

10	Invesco International Bond Fund

	Principal Amount	Value
Macau–0.30%

MGM China Holdings Ltd., 5.88%, 05/15/2026(b)(i)	$ 4,000,000	$ 3,734,800

Mexico–1.46%
Banco Mercantil del Norte S.A.,

8.38%(b)(d)(e)	2,500,000	2,282,349

5.88%(b)(d)(e)	2,490,000	2,119,065

Braskem Idesa S.A.P.I., 7.45%, 11/15/2029(b)	5,000,000	3,167,286

6.99%, 02/20/2032(b)	2,076,000	1,227,149

Cemex S.A.B. de C.V., 5.13%(b)(d)(e)	3,457,000	3,200,664

Nemak S.A.B. de C.V., 3.63%, 06/28/2031(b)	4,254,000	3,150,730
Petroleos Mexicanos,

7.69%, 01/23/2050	2,500,000	1,545,522

6.95%, 01/28/2060	2,750,000	1,559,365

		18,252,130

Nigeria–0.17%

Nigeria Government International Bond, 6.50%, 11/28/2027(b)	2,500,000	2,155,583

Oman–0.36%

Oman Government International Bond, 6.75%, 01/17/2048(b)	5,000,000	4,493,000

Panama–0.16%

Telecomunicaciones Digitales S.A., 4.50%, 01/30/2030(b)	2,500,000	1,976,463

Romania–0.20%

Romanian Government International Bond, 7.13%, 01/17/2033(b)	2,500,000	2,493,170

Supranational–0.19%

European Bank for Reconstruction and Development, 6.40%, 08/27/2025	2,400,000	2,436,809

Sweden–0.39%

Swedbank AB, Series NC5, 5.63%(b)(d)(e)	5,000,000	4,834,875

Switzerland–0.81%

Cloverie PLC for Swiss Reinsurance Co. Ltd., 4.50%, 09/11/2044(b)(d)	4,500,000	4,354,951

Credit Suisse Group AG, 6.25%(b)(d)(e)(h)	9,800,000	1,078,000

UBS Group AG, 6.88%(b)(d)(e)	5,000,000	4,726,925

		10,159,876

		Principal Amount	Value
Ukraine–0.13%

Ukraine Government International Bond, 7.75%, 08/01/2041(b)		$ 4,000,000	$ 1,677,400

United Kingdom–2.36%

abrdn PLC, 4.25%, 06/30/2028(b)		2,500,000	2,118,438

BP Capital Markets PLC, 4.88%(d)(e)(i)		1,750,000	1,528,879

British Telecommunications PLC, 4.25%, 11/23/2081(b)(d)		5,000,000	4,372,351

HSBC Holdings PLC, 6.38%(d)(e)		2,500,000	2,360,156

Lloyds Banking Group PLC,

7.50%(d)(e)		2,000,000	1,950,883

7.50%(d)(e)		5,000,000	4,651,500

M&G PLC, 6.50%, 10/20/2048(b)(d)		1,300,000	1,251,238

NatWest Group PLC, 6.00%(d)(e)(i)		7,500,000	6,889,564

Vodafone Group PLC, 3.25%, 06/04/2081(d)(i)		5,000,000	4,396,910

			29,519,919

United States–0.12%

U.S. International Development Finance Corp., Series 4, 3.13%, 04/15/2028		1,600,000	1,473,216

Total U.S. Dollar Denominated Bonds & Notes (Cost $185,003,957)			155,817,898

U.S. Treasury Securities–11.74%
U.S. Treasury Bills–11.74%

5.34%, 01/18/2024(j)		49,431,087	49,425,021

5.46%, 04/18/2024(j)		48,752,099	48,751,219

5.38%, 05/16/2024(j)		48,571,203	48,564,499

Total U.S. Treasury Securities (Cost $146,754,389)			146,740,739

Asset-Backed Securities–8.73%
Alba PLC,

Series 2007-1, Class F, 8.59% (SONIA + 3.37%), 03/17/2039(b)(c)	GBP	3,362,556	3,824,577

Series 2006-2, Class F, 8.59% (SONIA + 3.37%), 12/15/2038(b)(c)	GBP	1,113,160	1,248,559

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

11	Invesco International Bond Fund

		Principal Amount	Value
Eurohome UK Mortgages PLC,

Series 2007-1, Class M2, 6.08% (3 mo. GBP LIBOR + 0.50%), 06/15/2044(b)(c)	GBP	4,000,000	$ 4,353,701

Series 2007-1, Class B1, 6.48% (3 mo. GBP LIBOR + 0.90%), 06/15/2044(b)(c)	GBP	5,275,000	5,462,055

Series 2007-2, Class B1, 6.74% (SONIA + 1.52%), 09/15/2044(b)(c)	GBP	4,000,000	3,941,590

Series 2007-2, Class B2, 9.34% (SONIA + 4.12%), 09/15/2044(b)(c)	GBP	3,750,000	4,178,241
Eurosail PLC,

Series 2007-4X, Class D1A, 7.09% (SONIA + 1.87%), 06/13/2045(b)(c)	GBP	4,094,013	4,513,515

Series 2006-1X, Class D1A, 4.64% (3 mo. EURIBOR + 0.84%), 06/10/2044(b)(c)	EUR	3,000,000	2,736,711

Eurosail-UK NC PLC, Series 2007-1X, Class D1C, 6.23% (SONIA + 1.01%), 03/13/2045(b)(c)	GBP	2,500,000	2,582,696

Grifonas Finance No. 1 PLC, Class B, 4.45% (6 mo. EURIBOR + 0.52%), 08/28/2039(b)(c)	EUR	5,000,000	4,580,717

Ludgate Funding PLC, Series 2007-1, Class RES, 0.00%, 01/01/2061(b)(k)	GBP	207,500,000	5,921,286
Mansard Mortgages PLC,

Series 2006-1X, Class B2, 8.84% (SONIA + 3.62%), 10/15/2048(b)(c)	GBP	3,418,266	4,085,013

Series 2007-1X, Class B2, 8.34% (SONIA + 3.12%), 04/15/2049(b)(c)	GBP	2,155,392	2,416,724
Newday Funding Master Issuer PLC,

Series 2021-1X, Class E, 9.25% (SONIA + 4.05%), 03/15/2029(b)(c)	GBP	5,084,000	6,131,096

Series 2021-3X, Class D, 7.55% (SONIA + 2.35%), 11/15/2029(b)(c)	GBP	3,600,000	4,288,810

		Principal Amount	Value
Newgate Funding PLC,

Series 2006-2, Class CB, 4.39% (3 mo. EURIBOR + 0.43%), 12/01/2050(b)(c)	EUR	1,412,749	$ 1,299,933

Series 2007-2X, Class CB, 4.29% (3 mo. EURIBOR + 0.44%), 12/15/2050(b)(c)	EUR	1,906,836	1,659,673

Series 2007-1X, Class CB, 4.18% (3 mo. EURIBOR + 0.38%), 12/01/2050(b)(c)	EUR	1,067,002	970,670

ResLoC UK PLC, Series 2007-1X, Class D1A, 5.05% (3 mo. EURIBOR + 1.20%), 12/15/2043(b)(c)	EUR	3,836,225	3,445,045

RMAC Securities No. 1 PLC, Series 2006-NS4X, Class B1C, 4.65% (3 mo. EURIBOR + 0.85%), 06/12/2044(b)(c)	EUR	7,306,732	6,910,180
Towd Point Mortgage Funding 2019 - Granite4 PLC,

Series 2019-GR4X, Class FR, 7.27% (SONIA +2.05%), 10/20/2051(b)(c)	GBP	3,000,000	3,608,860

Series 2019-GR4X, Class GR, 7.72% (SONIA + 2.50%), 10/20/2051(b)(c)	GBP	2,500,000	3,004,029

Sestante Finance S.r.l., Series 2005, Class C1, 4.77% (3 mo. EURIBOR +0.80%), 07/15/2045(b)(c)	EUR	9,700,000	6,349,180

IM Pastor 4, FTA, Series B, 4.12% (3 mo. EURIBOR + 0.19%), 03/22/2044(b)(c)	EUR	3,800,000	2,484,505

Lusitano Mortgages No. 5 PLC, Class D, 4.93% (3 mo. EURIBOR + 0.96%), 07/15/2059(b)(c)	EUR	5,475,326	4,733,499
Fideicomiso Dorrego Y Libertador,

2.00%, 12/31/2043(l)	$	10,843,617	10,301,436

0.00%, 12/31/2043(l)	ARS	117,222,368	318,199

Fideicomiso Financiero Invernea Proteina 2, Serie II, 0.00%, 08/25/2032(k)(l)	ARS	445,000,000	3,707,768

Total Asset-Backed Securities (Cost $117,573,829)			109,058,268

		Shares

Common Stocks & Other Equity Interests–2.67%
Argentina–2.67%

Banco BBVA Argentina S.A.		500,000	1,635,839

Banco Macro S.A., Class B		950,000	4,153,174

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

12	Invesco International Bond Fund

	Shares	Value
Argentina–(continued)

Grupo Financiero Galicia S.A., Class B	2,260,000	$ 6,316,535

Pampa Energia S.A.(m)	1,450,000	5,311,547

YPF S.A., ADR(m)	140,000	1,390,200

YPF S.A., Class D(m)	585,000	14,509,105

Total Common Stocks & Other Equity Interests (Cost $28,474,852)		33,316,400

Money Market Funds–4.64%

Invesco Government & Agency Portfolio, Institutional Class, 5.27%(n)(o)	20,424,446	20,424,446

Invesco Liquid Assets Portfolio, Institutional Class, 5.40%(n)(o)	14,225,020	14,229,288

Invesco Treasury Portfolio, Institutional Class, 5.27%(n)(o)	23,342,225	23,342,225

Total Money Market Funds (Cost $57,994,862)		57,995,959

Options Purchased–0.81%

(Cost $30,737,955)(p)		10,180,344

TOTAL INVESTMENTS IN SECURITIES (excluding Investments purchased with cash collateral from securities on loan)-89.93% (Cost $1,261,366,182)		1,123,714,717

Investment Abbreviations:

ADR	– American Depositary Receipt
ARS	– Argentina Peso
AUD	– Australian Dollar
BADLAR	– Buenos Aires Deposits of Large Amounts Rate
BRL	– Brazilian Real
COP	– Colombia Peso
EUR	– Euro
EURIBOR	– Euro Interbank Offered Rate
GBP	– British Pound Sterling
IDR	– Indonesian Rupiah
INR	– Indian Rupee
JPY	– Japanese Yen
LIBOR	– London Interbank Offered Rate
MXN	– Mexican Peso
MYR	– Malaysian Ringgit
PEN	– Peruvian Sol
SONIA	– Sterling Overnight Index Average
THB	– Thai Baht
UYU	– Uruguay Peso
ZAR	– South African Rand

	Shares	Value

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–0.78%

Invesco Private Government Fund, 5.32%(n)(o)(q)	2,739,416	$ 2,739,416

Invesco Private Prime Fund, 5.53%(n)(o)(q)	7,045,098	7,045,803

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $9,785,127)		9,785,219

TOTAL INVESTMENTS IN SECURITIES–90.71% (Cost $1,271,151,309)		1,133,499,936

OTHER ASSETS LESS LIABILITIES–9.29%		116,034,673

NET ASSETS–100.00%		$1,249,534,609

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

13	Invesco International Bond Fund

Notes to Consolidated Schedule of Investments:

(a)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2023 was $379,742,674, which represented 30.39% of the Fund’s Net Assets.

(c)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on October 31, 2023.
(d)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(e)	Perpetual bond with no specified maturity date.
(f)	Zero coupon bond issued at a discount.
(g)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(h)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at October 31, 2023 was $2,162,375, which represented less than 1% of the Fund’s Net Assets.

(i)	All or a portion of this security was out on loan at October 31, 2023.
(j)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(k)

Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on October 31, 2023.

(l)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(m)	Non-income producing security.
(n)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2023.

	Value October 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value October 31, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$23,284,920	$381,067,049	$(383,927,523)	$ -	$-	$20,424,446	$887,434
Invesco Liquid Assets Portfolio, Institutional Class	16,742,380	272,190,749	(274,707,586)	751	2,994	14,229,288	649,554
Invesco Treasury Portfolio, Institutional Class	26,611,337	435,505,199	(438,774,311)	-	-	23,342,225	1,013,458
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	1,248,525	32,453,854	(30,962,963)	-	-	2,739,416	146,178*
Invesco Private Prime Fund	3,209,614	72,521,520	(68,683,661)	23	(1,693)	7,045,803	390,798*
Total	$71,096,776	$1,193,738,371	$(1,197,056,044)	$774	$1,301	$67,781,178	$3,087,422

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Consolidated Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(o)	The rate shown is the 7-day SEC standardized yield as of October 31, 2023.
(p)	The table below details options purchased.
(q)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1K.

	Open Over-The-Counter Foreign Currency Options Purchased(a)
Description	Type of Contract	Counterparty	Expiration Date	Exercise Price		Notional Value		Value
Currency Risk
AUD versus USD	Call	Goldman Sachs International	05/16/2024	USD	0.69	AUD	75,000,000	$312,005
AUD versus USD	Call	J.P. Morgan Chase Bank, N.A.	11/22/2023	USD	0.67	AUD	50,000,000	32
EUR versus USD	Call	Deutsche Bank AG	12/11/2023	USD	1.16	EUR	125,000,000	265
EUR versus USD	Call	Goldman Sachs International	11/08/2023	USD	1.11	EUR	75,000,000	79
EUR versus USD	Call	Goldman Sachs International	12/07/2023	USD	1.10	EUR	6,250,000	423,776
EUR versus USD	Call	Goldman Sachs International	02/08/2024	USD	1.15	EUR	75,000,000	21,585
EUR versus USD	Call	Goldman Sachs International	03/01/2024	USD	1.15	EUR	7,500,000	208,480
EUR versus USD	Call	J.P. Morgan Chase Bank, N.A.	12/01/2023	USD	1.13	EUR	5,000,000	10,904
Subtotal – Foreign Currency Call Options Purchased								977,126

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

14	Invesco International Bond Fund

Open Over-The-Counter Foreign Currency Options Purchased(a)–(continued)
Description	Type of Contract	Counterparty	Expiration Date	Exercise Price		Notional Value		Value
Currency Risk
EUR versus HUF	Put	Goldman Sachs International	12/01/2023	HUF	360.00	EUR	10,000,000	$ 20,210
EUR versus MXN	Put	Deutsche Bank AG	01/11/2024	MXN	18.40	EUR	2,000,000	33,008
EUR versus MXN	Put	Goldman Sachs International	11/10/2023	MXN	18.30	EUR	50,000,000	4,338
EUR versus MXN	Put	Morgan Stanley and Co. International PLC	11/30/2023	MXN	18.50	EUR	3,000,000	287,338
EUR versus MXN	Put	Morgan Stanley and Co. International PLC	12/11/2023	MXN	18.40	EUR	50,000,000	30,844
EUR versus NOK	Put	Morgan Stanley and Co. International PLC	11/10/2023	NOK	11.10	EUR	50,000,000	53
EUR versus SEK	Put	Merrill Lynch International	11/16/2023	SEK	11.25	EUR	2,500,000	3,309
USD versus BRL	Put	Goldman Sachs International	11/14/2023	BRL	4.80	USD	5,000,000	117,795
USD versus BRL	Put	Goldman Sachs International	11/16/2023	BRL	4.50	USD	3,400,000	2,288
USD versus BRL	Put	Goldman Sachs International	12/18/2023	BRL	4.83	USD	50,000,000	160,400
USD versus BRL	Put	Merrill Lynch International	01/24/2024	BRL	4.93	USD	35,000,000	408,555
USD versus BRL	Put	Merrill Lynch International	10/08/2024	BRL	4.90	USD	2,000,000	164,408
USD versus BRL	Put	Morgan Stanley and Co. International PLC	11/16/2023	BRL	4.50	USD	5,000,000	825
USD versus BRL	Put	Morgan Stanley and Co. International PLC	07/08/2024	BRL	4.60	USD	2,000,000	280,396
USD versus CAD	Put	Merrill Lynch International	11/27/2023	CAD	1.30	USD	2,500,000	253
USD versus CLP	Put	Morgan Stanley and Co. International PLC	11/14/2023	CLP	715.00	USD	2,000,000	2
USD versus CLP	Put	Morgan Stanley and Co. International PLC	11/14/2023	CLP	740.00	USD	2,000,000	2
USD versus CLP	Put	Morgan Stanley and Co. International PLC	11/30/2023	CLP	805.00	USD	40,000,000	3,200
USD versus COP	Put	Goldman Sachs International	02/12/2024	COP	3,960.00	USD	35,000,000	378,210
USD versus COP	Put	Merrill Lynch International	01/11/2024	COP	4,100.00	USD	2,000,000	306,900
USD versus COP	Put	Morgan Stanley and Co. International PLC	01/30/2024	COP	3,950.00	USD	50,000,000	468,100
USD versus INR	Put	Standard Chartered Bank PLC	01/24/2024	INR	81.40	USD	50,000,000	32,200
USD versus JPY	Put	Deutsche Bank AG	12/12/2023	JPY	135.00	USD	2,500,000	9,530
USD versus JPY	Put	Deutsche Bank AG	07/18/2024	JPY	129.40	USD	5,000,000	460,610
USD versus JPY	Put	Goldman Sachs International	02/08/2024	JPY	113.00	USD	50,000,000	4,000
USD versus JPY	Put	Goldman Sachs International	02/16/2024	JPY	135.00	USD	10,000,000	414,340
USD versus JPY	Put	Goldman Sachs International	05/07/2024	JPY	118.00	USD	50,000,000	36,750
USD versus JPY	Put	Goldman Sachs International	05/30/2024	JPY	115.00	USD	5,000,000	58,675
USD versus JPY	Put	Goldman Sachs International	06/10/2024	JPY	115.00	USD	5,000,000	64,670
USD versus JPY	Put	J.P. Morgan Chase Bank, N.A.	11/07/2023	JPY	114.00	USD	6,000,000	6
USD versus JPY	Put	Merrill Lynch International	06/03/2024	JPY	115.00	USD	7,500,000	63,315
USD versus JPY	Put	Morgan Stanley and Co. International PLC	04/18/2024	JPY	132.00	USD	5,000,000	318,325
USD versus KRW	Put	Goldman Sachs International	12/19/2023	KRW	1,170.00	USD	2,500,000	1,300
USD versus MXN	Put	Deutsche Bank AG	11/01/2023	MXN	16.75	USD	50,000,000	50
USD versus MXN	Put	Goldman Sachs International	12/01/2023	MXN	17.00	USD	5,000,000	487,935
USD versus MXN	Put	Goldman Sachs International	05/02/2024	MXN	16.00	USD	3,500,000	16,324
USD versus MXN	Put	J.P. Morgan Chase Bank, N.A.	12/07/2023	MXN	17.25	USD	5,000,000	420,160
USD versus THB	Put	Goldman Sachs International	01/18/2024	THB	31.05	USD	2,500,000	5,465
USD versus THB	Put	Standard Chartered Bank PLC	02/23/2024	THB	30.65	USD	2,500,000	9,562
USD versus ZAR	Put	Goldman Sachs International	05/14/2024	ZAR	15.00	USD	10,000,000	340,010
USD versus ZAR	Put	Goldman Sachs International	10/16/2024	ZAR	18.15	USD	37,500,000	1,234,200
Subtotal – Foreign Currency Put Options Purchased								6,647,861
Total Foreign Currency Options Purchased								$7,624,987

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

15	Invesco International Bond Fund

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $45,184,000.

Open Over-The-Counter Interest Rate Swaptions Purchased(a)
Description	Type of Contract	Counterparty	Exercise Rate	Pay/ Receive Exercise Rate	Floating Rate Index	Payment Frequency	Expiration Date	Notional Value		Value
Interest Rate Risk
2 Year Interest Rate Swap	Call	J.P. Morgan Chase Bank, N.A.	4.45%	Receive	SOFR	Annually	03/07/2024	USD	250,000,000	$ 929,060
30 Year Interest Rate Swap	Call	J.P. Morgan Chase Bank, N.A.	3.93	Receive	SOFR	Annually	12/05/2023	USD	6,300,000	33,426
Subtotal – Interest Rate Call Swaptions Purchased										962,486
Interest Rate Risk
30 Year Interest Rate Swap	Put	J.P. Morgan Chase Bank, N.A.	4.43	Pay	SOFR	Annually	12/05/2023	USD	6,300,000	101,136
5 Year Interest Rate Swap	Put	J.P. Morgan Chase Bank, N.A.	0.75	Pay	TONAR	Annually	03/04/2024	JPY	10,400,000,000	463,350
Subtotal – Interest Rate Put Swaptions Purchased										564,486
Total Interest Rate Swaptions Purchased										$1,526,972

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $45,184,000.

Open Over-The-Counter Credit Default Swaptions Purchased(a)

Counterparty	Type of Contract	Exercise Rate	Reference Entity	(Pay)/ Receive Fixed Rate	Payment Frequency	Expiration Date	Implied Credit Spread(b)	Notional Value		Value

Credit Risk

Goldman Sachs International	Put	80.00%	Markit CDX North America Investment Grade Index, Series 40, Version 1	(1.00)%	Quaterly	11/15/2023	0.733%	USD	100,000,000	$55,587

J.P. Morgan Chase Bank, N.A.	Put	500.00	Markit iTraxx Crossover Index, Series 40, Version 1	(5.00)	Quaterly	03/20/2024	4.509	EUR	50,000,000	972,798

Total Credit Default Swaptions Purchased										$1,028,385

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $45,184,000.
(b)

Implied credit spreads represent the current level, as of October 31, 2023, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Open Over-The-Counter Credit Default Swaptions Written(a)

Counterparty	Type of Contract	Exercise Rate	Reference Entity	(Pay)/ Receive Fixed Rate	Payment Frequency	Expiration Date	Implied Credit Spread(b)	Notional Value		Value

Credit Risk

Goldman Sachs International	Call	60.00%	Markit CDX Investment Grade Index, Series 40, Version 1	1.00%	Quarterly	11/15/2023	0.733%	USD	100,000,000	$(3,259)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

16	Invesco International Bond Fund

Open Over-The-Counter Credit Default Swaptions Written(a)–(continued)

Counterparty	Type of Contract	Exercise Rate	Reference Entity	(Pay)/ Receive Fixed Rate	Payment Frequency	Expiration Date	Implied Credit Spread(b)	Notional Value		Value

Credit Risk

Goldman Sachs International	Put	90.00	Markit CDX Investment Grade Index, Series 40, Version 1	(1.00)	Quarterly	11/15/2023	0.733%	USD	100,000,000	$(18,417)

Goldman Sachs International	Put	99.00	Markit CDX North America High Yield Index, Series 40, Version 1	(5.00)	Quarterly	12/20/2023	4.919	USD	34,000,000	(310,452)

J.P. Morgan Chase Bank, N.A.	Put	500.00	Markit iTraxx Europe Crossover Index, Series 40, Version 6	(5.00)	Quarterly	11/15/2023	4.509	EUR	41,700,000	(70,469)

J.P. Morgan Chase Bank, N.A.	Put	550.00	Markit iTraxx Europe Crossover Index, Series 40, Version 6	(5.00)	Quarterly	03/20/2024	4.509	EUR	50,000,000	(691,771)

J.P. Morgan Chase Bank, N.A.	Put	99.00	Markit CDX North America High Yield Index, Series 40, Version 3	(5.00)	Quarterly	11/15/2023	4.919	USD	33,000,000	(95,804)

J.P. Morgan Chase Bank, N.A.	Put	98.00	Markit CDX North America High Yield Index, Series 40, Version 2	(5.00)	Quarterly	12/20/2023	4.919	USD	50,000,000	(325,574)

J.P. Morgan Chase Bank, N.A.	Put	750.00	Markit iTraxx Europe Crossover Index, Series 40, Version 6	(5.00)	Quarterly	03/20/2024	4.509	EUR	50,000,000	(212,176)

J.P. Morgan Chase Bank, N.A.	Put	500.00	Markit iTraxx Europe Crossover Index, Series 40, Version 6	(5.00)	Quarterly	11/15/2023	4.509	EUR	25,000,000	(42,248)

J.P. Morgan Chase Bank, N.A.	Put	97.00	Markit CDX High Yield Index, Series 41, Version 1	(5.00)	Quarterly	02/21/2024	5.137	USD	33,000,000	(490,448)

J.P. Morgan Chase Bank, N.A.	Put	98.00	Markit CDX North America High Yield Index, Series 40, Version 4	(5.00)	Quarterly	02/21/2024	4.919	USD	33,000,000	(461,877)

Subtotal – Credit Default Put Swaptions Written										(2,719,236)

Total Credit Default Swaptions Written										$(2,722,495)

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $45,184,000.
(b)

Implied credit spreads represent the current level, as of October 31, 2023, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Open Over-The-Counter Foreign Currency Options Written(a)

Description	Type of Contract	Counterparty	Expiration Date	Exercise Price		Notional Value		Value

Currency Risk

AUD versus USD	Call	Goldman Sachs International	05/16/2024	USD	0.73	AUD	75,000,000	$(70,080)

EUR versus HUF	Call	Goldman Sachs International	12/01/2023	HUF	400.00	EUR	3,000,000	(250,694)

EUR versus HUF	Call	Goldman Sachs International	03/07/2024	HUF	425.00	EUR	53,750,000	(312,289)

EUR versus HUF	Call	J.P. Morgan Chase Bank, N.A.	12/13/2023	HUF	410.00	EUR	50,000,000	(85,653)

EUR versus HUF	Call	Merrill Lynch International	12/18/2023	HUF	415.00	EUR	50,000,000	(71,951)

USD versus BRL	Call	Goldman Sachs International	11/16/2023	BRL	5.10	USD	3,400,000	(1,067,906)

USD versus BRL	Call	Goldman Sachs International	12/18/2023	BRL	5.30	USD	50,000,000	(329,150)

USD versus BRL	Call	Goldman Sachs International	05/23/2024	BRL	5.55	USD	5,000,000	(912,550)

USD versus BRL	Call	Merrill Lynch International	01/24/2024	BRL	5.30	USD	35,000,000	(443,170)

USD versus COP	Call	Goldman Sachs International	02/12/2024	COP	4,500.00	USD	35,000,000	(562,275)

USD versus COP	Call	Morgan Stanley and Co. International PLC	01/30/2024	COP	4,350.00	USD	50,000,000	(1,074,950)

USD versus INR	Call	Standard Chartered Bank PLC	01/24/2024	INR	84.00	USD	50,000,000	(218,500)

USD versus JPY	Call	Deutsche Bank AG	11/01/2023	JPY	145.75	USD	75,000,000	(2,852,625)

USD versus JPY	Call	Deutsche Bank AG	02/12/2024	JPY	145.30	USD	50,000,000	(1,770,750)

USD versus MXN	Call	Goldman Sachs International	04/03/2024	MXN	18.75	USD	5,000,000	(1,635,835)

USD versus MXN	Call	Goldman Sachs International	05/02/2024	MXN	19.00	USD	52,500,000	(1,449,892)

USD versus MXN	Call	Goldman Sachs International	05/15/2024	MXN	19.75	USD	3,000,000	(566,667)

USD versus ZAR	Call	Goldman Sachs International	10/16/2024	ZAR	21.75	USD	37,500,000	(875,400)

Subtotal – Foreign Currency Call Options Written								(14,550,337)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

17	Invesco International Bond Fund

Open Over-The-Counter Foreign Currency Options Written(a)–(continued)

Description	Type of Contract	Counterparty	Expiration Date	Exercise Price		Notional Value		Value

Currency Risk

AUD versus USD	Put	Goldman Sachs International	05/16/2024	USD	0.63	AUD	75,000,000	$(1,189,644)

EUR versus NOK	Put	Morgan Stanley and Co. International PLC	11/10/2023	NOK	10.80	EUR	100,000,000	(106)

USD versus BRL	Put	Goldman Sachs International	12/18/2023	BRL	4.50	USD	50,000,000	(5,000)

USD versus BRL	Put	Merrill Lynch International	01/24/2024	BRL	4.75	USD	35,000,000	(130,375)

USD versus CLP	Put	Morgan Stanley and Co. International PLC	11/30/2023	CLP	780.00	USD	40,000,000	(520)

USD versus COP	Put	Goldman Sachs International	02/12/2024	COP	3,750.00	USD	35,000,000	(105,385)

USD versus COP	Put	Morgan Stanley and Co. International PLC	01/30/2024	COP	3,750.00	USD	50,000,000	(123,800)

USD versus INR	Put	Standard Chartered Bank PLC	01/24/2024	INR	79.50	USD	50,000,000	(6,800)

USD versus ZAR	Put	Goldman Sachs International	10/16/2024	ZAR	17.15	USD	37,500,000	(635,625)

Subtotal – Foreign Currency Put Options Written								(2,197,255)

Total – Foreign Currency Options Written								$(16,747,592)

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $45,184,000.

		Open Over-The-Counter Interest Rate Swaptions Written(a)

Description	Type of Contract	Counterparty	Exercise Rate	Floating Rate Index	Pay/ Receive Exercise Rate	Payment Frequency	Expiration Date	Notional Value		Value

Interest Rate Risk

30 Year Interest Rate Swap	Call	BNP Paribas S.A.	3.79%	SOFR	Receive	Annually	10/18/2024	USD	37,500,000	$(1,426,930)

10 Year Interest Rate Swap	Call	Goldman Sachs International	3.65	SOFR	Receive	Annually	09/29/2025	USD	250,000,000	(5,813,715)

30 Year Interest Rate Swap	Call	Goldman Sachs International	3.30	SOFR	Receive	Annually	03/08/2024	USD	40,000,000	(165,382)

1 Year Interest Rate Swap	Call	Goldman Sachs International	3.29	SOFR	Receive	Annually	06/30/2025	USD	100,000,000	(381,608)

30 Year Interest Rate Swap	Call	J.P. Morgan Chase Bank, N.A.	3.50	SOFR	Receive	Annually	09/29/2025	USD	62,500,000	(2,667,939)

10 Year Interest Rate Swap	Call	J.P. Morgan Chase Bank, N.A.	2.44	6 Month EURIBOR	Receive	Semi - Annually	04/14/2025	EUR	75,000,000	(1,194,231)

2 Year Interest Rate Swap	Call	J.P. Morgan Chase Bank, N.A.	4.05	SOFR	Receive	Annually	03/07/2024	USD	250,000,000	(495,700)

30 Year Interest Rate Swap	Call	J.P. Morgan Chase Bank, N.A.	2.97	SOFR	Receive	Annually	10/05/2028	USD	30,000,000	(1,395,662)

10 Year Interest Rate Swap	Call	J.P. Morgan Chase Bank, N.A.	3.94	SOFR	Receive	Annually	10/03/2025	USD	50,000,000	(1,565,328)

5 Year Interest Rate Swap	Call	J.P. Morgan Chase Bank, N.A.	0.35	TONAR	Receive	Annually	03/04/2024	JPY	10,400,000,000	(41,146)

30 Year Interest Rate Swap	Call	J.P. Morgan Chase Bank, N.A.	3.52	SOFR	Receive	Annually	10/21/2024	USD	20,000,000	(500,119)

30 Year Interest Rate Swap	Call	Morgan Stanley and Co. International PLC	3.43	SOFR	Receive	Annually	09/29/2025	USD	44,300,000	(1,730,956)

10 Year Interest Rate Swap	Call	Morgan Stanley and Co. International PLC	2.35	6 Month EURIBOR	Receive	Semi - Annually	05/19/2027	EUR	40,000,000	(1,163,754)

30 Year Interest Rate Swap	Call	Morgan Stanley and Co. International PLC	3.30	SOFR	Receive	Annually	09/29/2025	USD	22,800,000	(766,248)

30 Year Interest Rate Swap	Call	Morgan Stanley and Co. International PLC	3.50	SOFR	Receive	Annually	10/06/2025	USD	23,200,000	(996,874)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

18	Invesco International Bond Fund

		Open Over-The-Counter Interest Rate Swaptions Written(a)–(continued)

Description	Type of Contract	Counterparty	Exercise Rate	Floating Rate Index	Pay/ Receive Exercise Rate	Payment Frequency	Expiration Date	Notional Value		Value

10 Year Interest Rate Swap	Call	Morgan Stanley and Co. International PLC	3.60%	SONIA	Receive	Annually	03/14/2024	GBP	50,000,000	$(405,541)

2 Year Interest Rate Swap	Call	Morgan Stanley and Co. International PLC	4.92	SONIA	Receive	Monthly	03/28/2024	GBP	250,000,000	(2,831,486)

Subtotal–Interest Rate Call Swaptions Written										(23,542,619)

Interest Rate Risk

10 Year Interest Rate Swap	Put	Deutsche Bank AG	5.25	SOFR	Pay	Annually	10/21/2024	USD	40,000,000	(638,238)

1 Year Interest Rate Swap	Put	Goldman Sachs International	3.29	SOFR	Pay	Annually	06/30/2025	USD	100,000,000	(1,221,916)

5 Year Interest Rate Swap	Put	J.P. Morgan Chase Bank, N.A.	1.10	TONAR	Pay	Annually	03/04/2024	JPY	10,400,000,000	(193,360)

30 Year Interest Rate Swap	Put	J.P. Morgan Chase Bank, N.A.	5.02	SOFR	Pay	Annually	10/21/2024	USD	20,000,000	(555,110)

30 Year Interest Rate Swap	Put	J.P. Morgan Chase Bank, N.A.	4.97	SOFR	Pay	Annually	10/05/2028	USD	30,000,000	(2,067,589)

2 Year Interest Rate Swap	Put	J.P. Morgan Chase Bank, N.A.	4.00	SOFR	Pay	Annually	09/16/2024	USD	125,000,000	(1,713,545)

10 Year Interest Rate Swap	Put	Merrill Lynch International	5.15	SOFR	Pay	Annually	04/25/2024	USD	75,000,000	(752,884)

2 Year Interest Rate Swap	Put	Morgan Stanley and Co. International PLC	5.45	SONIA	Pay	Annually	03/14/2024	GBP	215,000,000	(481,352)

10 Year Interest Rate Swap	Put	Morgan Stanley and Co. International PLC	5.25	SOFR	Pay	Annually	10/21/2024	USD	100,000,000	(1,595,651)

10 Year Interest Rate Swap	Put	Morgan Stanley and Co. International PLC	3.72	6 Month EURIBOR	Pay	Semi - Annually	04/18/2024	EUR	50,000,000	(633,604)

5 Year Interest Rate Swap	Put	Morgan Stanley and Co. International PLC	4.50	SOFR	Pay	Annually	10/03/2025	USD	160,000,000	(4,083,186)

10 Year Interest Rate Swap	Put	Morgan Stanley and Co. International PLC	5.25	SOFR	Pay	Annually	04/23/2025	USD	80,000,000	(1,765,156)

5 Year Interest Rate Swap	Put	Morgan Stanley and Co. International PLC	4.55	SOFR	Pay	Annually	10/06/2025	USD	90,000,000	(2,226,298)

10 Year Interest Rate Swap	Put	Morgan Stanley and Co. International PLC	3.85	6 Month EURIBOR	Pay	Semi - Annually	05/19/2027	EUR	40,000,000	(2,041,683)

5 Year Interest Rate Swap	Put	Morgan Stanley and Co. International PLC	4.33	SOFR	Pay	Annually	09/29/2025	USD	90,000,000	(2,564,210)

Subtotal–Interest Rate Put Swaptions Written										(22,533,782)

Total Open Over-The-Counter Interest Rate Swaptions Written										$(46,076,401)

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $45,184,000.

Open Futures Contracts(a)
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Interest Rate Risk
U.S. Treasury 5 Year Notes	1,030	December-2023	$107,610,860	$(990,186)	$(990,186)
U.S. Treasury 10 Year Ultra Notes	406	December-2023	44,184,219	24,494	24,494
Subtotal–Long Futures Contracts				(965,692)	(965,692)

Short Futures Contracts
Interest Rate Risk
Euro-Bund	123	December-2023	(16,787,576)	390,282	390,282
Total Futures Contracts				$(575,410)	$(575,410)

(a)	Futures contracts collateralized by $3,141,242 cash held with Merrill Lynch International, the futures commission merchant.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

19	Invesco International Bond Fund

Open Forward Foreign Currency Contracts

Settlement		Contract to				Unrealized Appreciation
Date	Counterparty	Deliver		Receive		(Depreciation)

Currency Risk

12/20/2023	Barclays Bank PLC	JPY	6,438,901,112	USD	43,645,904	$828,669

12/20/2023	Barclays Bank PLC	SGD	72,500,517	USD	53,372,190	307,007

12/20/2023	Barclays Bank PLC	USD	47,476,139	KRW	64,267,500,000	152,750

12/20/2023	Barclays Bank PLC	USD	25,271,672	MXN	465,076,000	325,108

12/20/2023	Barclays Bank PLC	USD	8,817,433	PLN	37,292,000	23,403

12/20/2023	BNP Paribas S.A.	EUR	1,665,000	USD	1,773,202	7,538

12/20/2023	BNP Paribas S.A.	JPY	3,139,795,649	USD	21,649,756	770,824

12/20/2023	BNP Paribas S.A.	USD	22,099,686	COP	92,020,000,000	19,516

12/20/2023	BNP Paribas S.A.	USD	18,957,860	MXN	347,277,000	155,517

12/20/2023	Citibank, N.A.	CLP	5,428,840,000	USD	6,128,051	79,401

12/20/2023	Citibank, N.A.	TWD	857,465,781	USD	27,032,339	543,665

12/20/2023	Citibank, N.A.	USD	19,113,237	COP	80,590,475,000	258,607

12/13/2023	Deutsche Bank AG	EUR	14,500,000	USD	15,747,000	376,718

12/20/2023	Deutsche Bank AG	INR	4,640,681,000	USD	55,700,426	53,203

12/20/2023	Deutsche Bank AG	PEN	172,477,000	USD	46,219,417	1,407,316

12/20/2023	Deutsche Bank AG	USD	5,306,523	EUR	5,055,000	54,095

12/20/2023	Deutsche Bank AG	USD	7,624,539	ZAR	145,377,000	143,255

02/14/2024	Deutsche Bank AG	JPY	2,363,850,000	USD	17,000,000	1,133,830

07/22/2024	Deutsche Bank AG	JPY	1,431,700,000	USD	10,000,000	144,527

12/20/2023	Goldman Sachs International	BRL	88,947,000	USD	18,000,000	453,987

12/20/2023	Goldman Sachs International	JPY	7,743,272,250	USD	52,500,000	1,008,991

12/20/2023	Goldman Sachs International	USD	15,090,177	HUF	5,517,421,487	67,610

12/20/2023	Goldman Sachs International	USD	7,900,891	PLN	33,387,000	14,184

12/21/2023	Goldman Sachs International	KRW	9,403,500,000	USD	7,500,000	530,630

01/22/2024	Goldman Sachs International	THB	217,425,000	USD	6,500,000	406,439

02/13/2024	Goldman Sachs International	JPY	1,042,440,000	USD	8,400,000	1,404,264

02/20/2024	Goldman Sachs International	JPY	2,935,200,000	USD	20,000,000	279,900

03/05/2024	Goldman Sachs International	EUR	34,000,000	USD	37,090,600	903,053

05/09/2024	Goldman Sachs International	JPY	2,086,080,000	USD	16,400,000	2,204,957

05/20/2024	Goldman Sachs International	AUD	12,375,000	USD	8,318,475	423,063

11/03/2023	HSBC Bank USA	BRL	357,801,244	USD	71,646,225	678,555

11/03/2023	HSBC Bank USA	USD	70,746,662	BRL	357,801,244	221,006

12/20/2023	HSBC Bank USA	IDR	526,487,400,000	USD	34,185,052	1,159,276

12/20/2023	HSBC Bank USA	KRW	30,771,375,000	USD	23,251,581	446,798

11/03/2023	J.P. Morgan Chase Bank, N.A.	BRL	219,204,400	USD	43,797,083	319,243

11/03/2023	J.P. Morgan Chase Bank, N.A.	USD	43,342,442	BRL	219,204,400	135,398

12/05/2023	J.P. Morgan Chase Bank, N.A.	EUR	32,500,000	USD	35,205,625	771,292

12/20/2023	J.P. Morgan Chase Bank, N.A.	AUD	45,610,000	USD	29,447,644	468,348

12/20/2023	J.P. Morgan Chase Bank, N.A.	CAD	32,050,695	USD	23,223,495	91,685

12/20/2023	J.P. Morgan Chase Bank, N.A.	EUR	183,752,635	USD	198,368,668	3,506,598

12/20/2023	J.P. Morgan Chase Bank, N.A.	GBP	77,025,000	USD	96,390,849	2,735,483

12/20/2023	J.P. Morgan Chase Bank, N.A.	JPY	5,736,997,500	USD	39,000,000	850,264

12/20/2023	J.P. Morgan Chase Bank, N.A.	KRW	23,826,399,650	USD	17,939,681	281,845

12/20/2023	J.P. Morgan Chase Bank, N.A.	MXN	1,127,007,000	USD	63,960,982	1,932,947

12/20/2023	J.P. Morgan Chase Bank, N.A.	SEK	24,614,588	USD	2,232,097	21,767

12/20/2023	J.P. Morgan Chase Bank, N.A.	THB	269,745,000	USD	7,593,638	56,889

12/20/2023	J.P. Morgan Chase Bank, N.A.	USD	29,110,842	CNY	211,548,488	221,093

12/20/2023	J.P. Morgan Chase Bank, N.A.	USD	10,100,000	COP	42,868,945,000	204,574

12/20/2023	J.P. Morgan Chase Bank, N.A.	USD	21,755,747	HUF	7,983,233,627	176,265

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

20	Invesco International Bond Fund

Open Forward Foreign Currency Contracts–(continued)

Settlement		Contract to				Unrealized Appreciation
Date	Counterparty	Deliver		Receive		(Depreciation)

12/20/2023	J.P. Morgan Chase Bank, N.A.	USD	2,051,002	PLN	8,949,137	$70,575

12/20/2023	J.P. Morgan Chase Bank, N.A.	USD	23,259,492	ZAR	444,360,964	483,635

01/03/2024	J.P. Morgan Chase Bank, N.A.	BRL	357,801,244	USD	70,993,719	516,008

12/20/2023	Merrill Lynch International	COP	331,798,701,000	USD	82,316,864	2,561,131

12/20/2023	Merrill Lynch International	KRW	13,465,800,000	USD	10,000,000	20,445

12/20/2023	Merrill Lynch International	NOK	374,387,886	USD	35,245,516	1,683,290

12/20/2023	Merrill Lynch International	USD	1,133,410	ZAR	21,995,000	41,829

01/26/2024	Merrill Lynch International	BRL	42,382,200	USD	8,400,000	75,103

11/01/2023	Morgan Stanley and Co. International PLC	CAD	32,050,695	USD	23,700,000	587,907

11/03/2023	Morgan Stanley and Co. International PLC	USD	15,521,028	BRL	78,497,600	48,486

11/27/2023	Morgan Stanley and Co. International PLC	COP	246,262,000,000	USD	60,000,000	503,290

12/04/2023	Morgan Stanley and Co. International PLC	USD	27,600,000	CLP	25,047,000,000	338,650

12/20/2023	Morgan Stanley and Co. International PLC	AUD	38,176,682	USD	24,730,591	474,214

12/20/2023	Morgan Stanley and Co. International PLC	GBP	37,085,582	USD	45,271,980	179,299

12/20/2023	Morgan Stanley and Co. International PLC	NZD	25,193,333	USD	15,179,423	499,464

12/20/2023	Morgan Stanley and Co. International PLC	USD	5,775,191	GBP	4,780,000	36,852

12/20/2023	Morgan Stanley and Co. International PLC	USD	18,412,872	PLN	77,706,000	8,934

04/22/2024	Morgan Stanley and Co. International PLC	JPY	1,452,500,000	USD	10,000,000	143,031

12/20/2023	Standard Chartered Bank PLC	JPY	2,703,195,000	USD	18,364,603	388,968

01/29/2024	Standard Chartered Bank PLC	INR	1,854,450,000	USD	22,500,000	302,218

02/28/2024	Standard Chartered Bank PLC	THB	182,765,000	USD	5,500,000	360,552

Subtotal–Appreciation						38,085,234

Currency Risk

12/20/2023	BNP Paribas S.A.	USD	135,846,275	JPY	19,701,355,999	(4,836,714)

12/20/2023	Citibank, N.A.	CLP	15,916,775,000	USD	17,500,000	(233,989)

12/20/2023	Citibank, N.A.	USD	11,387,478	CLP	10,088,166,865	(147,548)

12/13/2023	Deutsche Bank AG	USD	19,713,750	EUR	17,500,000	(1,163,410)

12/20/2023	Deutsche Bank AG	HUF	3,991,800,000	USD	10,839,919	(126,591)

12/20/2023	Deutsche Bank AG	USD	34,854,746	INR	2,903,923,125	(33,292)

11/16/2023	Goldman Sachs International	MXN	78,451,000	USD	3,800,000	(542,172)

11/20/2023	Goldman Sachs International	BRL	70,808,400	USD	12,240,000	(1,773,048)

12/11/2023	Goldman Sachs International	EUR	50,000,000	USD	52,897,500	(97,201)

12/20/2023	Goldman Sachs International	PLN	27,058,431	USD	6,373,920	(40,838)

05/06/2024	Goldman Sachs International	MXN	112,299,832	USD	5,833,000	(203,679)

05/16/2024	Goldman Sachs International	ZAR	178,165,625	USD	8,875,000	(522,990)

05/17/2024	Goldman Sachs International	MXN	90,768,000	USD	4,800,000	(70,099)

11/03/2023	HSBC Bank USA	BRL	297,702,000	USD	58,863,470	(183,884)

11/03/2023	HSBC Bank USA	USD	59,611,934	BRL	297,702,000	(564,580)

12/20/2023	HSBC Bank USA	CNY	111,231,200	USD	15,298,982	(123,612)

12/20/2023	HSBC Bank USA	USD	32,504,285	IDR	500,601,746,200	(1,102,279)

12/20/2023	HSBC Bank USA	USD	43,119,486	KRW	57,064,758,780	(828,575)

12/20/2023	HSBC Bank USA	USD	2,432,641	SEK	27,050,500	(3,573)

11/01/2023	J.P. Morgan Chase Bank, N.A.	USD	23,208,176	CAD	32,050,695	(96,083)

11/03/2023	J.P. Morgan Chase Bank, N.A.	BRL	357,801,244	USD	70,746,662	(221,006)

11/03/2023	J.P. Morgan Chase Bank, N.A.	USD	71,488,760	BRL	357,801,244	(521,091)

11/03/2023	J.P. Morgan Chase Bank, N.A.	USD	18,500,000	MXN	330,558,000	(165,206)

12/20/2023	J.P. Morgan Chase Bank, N.A.	CLP	9,300,080,000	USD	10,100,000	(261,867)

12/20/2023	J.P. Morgan Chase Bank, N.A.	COP	7,578,019,000	USD	1,757,527	(64,030)

12/20/2023	J.P. Morgan Chase Bank, N.A.	HUF	8,400,000,000	USD	22,979,073	(97,905)

12/20/2023	J.P. Morgan Chase Bank, N.A.	PLN	131,710,000	USD	30,185,869	(1,038,696)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

21	Invesco International Bond Fund

Open Forward Foreign Currency Contracts–(continued)

Settlement		Contract to				Unrealized Appreciation
Date	Counterparty	Deliver		Receive		(Depreciation)

12/20/2023	J.P. Morgan Chase Bank, N.A.	USD	63,037,474	AUD	97,527,952	$(1,070,989)

12/20/2023	J.P. Morgan Chase Bank, N.A.	USD	28,001,856	CAD	37,800,658	(720,150)

12/20/2023	J.P. Morgan Chase Bank, N.A.	USD	316,144,178	EUR	292,889,458	(5,547,019)

12/20/2023	J.P. Morgan Chase Bank, N.A.	USD	55,560,146	GBP	44,397,578	(1,576,745)

12/20/2023	J.P. Morgan Chase Bank, N.A.	USD	74,278,534	JPY	10,920,000,000	(1,663,004)

12/20/2023	J.P. Morgan Chase Bank, N.A.	USD	12,375,714	MXN	218,062,895	(374,003)

12/20/2023	J.P. Morgan Chase Bank, N.A.	USD	2,468,170	PEN	9,305,000	(50,592)

12/20/2023	J.P. Morgan Chase Bank, N.A.	USD	37,730	SEK	416,071	(368)

12/20/2023	J.P. Morgan Chase Bank, N.A.	USD	53,196,398	THB	1,889,669,037	(398,532)

12/20/2023	J.P. Morgan Chase Bank, N.A.	ZAR	2,532,803,780	USD	132,646,049	(2,686,902)

01/03/2024	J.P. Morgan Chase Bank, N.A.	USD	43,493,800	BRL	219,204,400	(316,129)

12/20/2023	Merrill Lynch International	MXN	173,520,000	USD	9,542,724	(7,442)

12/20/2023	Merrill Lynch International	USD	6,581,848	COP	26,529,784,195	(204,782)

12/20/2023	Merrill Lynch International	USD	817,424	CZK	18,846,926	(6,590)

12/20/2023	Merrill Lynch International	USD	35,250,027	NOK	374,435,799	(1,683,506)

11/03/2023	Morgan Stanley and Co. International PLC	BRL	78,497,600	USD	15,194,750	(374,764)

12/20/2023	Morgan Stanley and Co. International PLC	USD	27,858,626	NZD	46,964,086	(493,018)

12/20/2023	Royal Bank of Canada	USD	73,943,135	JPY	10,942,500,000	(1,177,985)

12/20/2023	Standard Chartered Bank PLC	USD	35,186,047	EUR	33,065,000	(121,982)

12/20/2023	Standard Chartered Bank PLC	USD	9,974,205	IDR	153,373,350,000	(353,322)

12/20/2023	UBS AG	EUR	2,225,000	USD	2,352,704	(6,817)

12/20/2023	UBS AG	USD	16,885,549	EUR	15,830,000	(98,488)

Subtotal–Depreciation						(33,997,087)

Total Forward Foreign Currency Contracts						$4,088,147

Open Centrally Cleared Credit Default Swap Agreements(a)
Reference Entity	Buy/Sell Protection	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Implied Credit Spread(b)	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Credit Risk
Markit CDX North America High Yield Index, Series 41, Version 1	Buy	(5.00)%	Quarterly	12/20/2028	5.137%	USD	83,010,000	$8,244	$553,013	$544,769
Societe Generale S.A.	Sell	1.00	Quarterly	06/20/2027	0.941	EUR	15,000,000	11,860	39,710	27,850
Subtotal – Appreciation								20,104	592,723	572,619
Credit Risk
Brazil Government International Bonds	Buy	(1.00)	Quarterly	12/20/2027	1.414	USD	5,000,000	229,657	76,720	(152,937)
Total Centrally Cleared Credit Default Swap Agreements								$249,761	$669,443	$419,682

(a)	Centrally cleared swap agreements collateralized by $51,521,869 cash held with Counterparties.
(b)

Implied credit spreads represent the current level, as of October 31, 2023, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

22	Invesco International Bond Fund

Open Centrally Cleared Interest Rate Swap Agreements(a)

Pay/ Receive Floating Rate	Floating Rate Index	Payment Frequency	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)

Interest Rate Risk

Pay	CPURNSA	At Maturity	2.70%	At Maturity	10/23/2053	USD	6,600,000	$–	$11,420	$11,420

Receive	COOVIBR	Quarterly	(11.46)	Quarterly	11/01/2024	COP	137,500,000,000	–	22,612	22,612

Receive	3 Month CZK PRIBOR	Quarterly	(7.02)	Annually	02/10/2024	CZK	1,040,000,000	–	32,444	32,444

Pay	CPURNSA	At Maturity	2.71	At Maturity	10/23/2033	USD	12,400,000	–	44,757	44,757

Pay	COOVIBR	Quarterly	9.44	Quarterly	10/24/2026	COP	50,000,000,000	–	48,277	48,277

Receive	COOVIBR	Quarterly	(9.01)	Quarterly	05/24/2032	COP	36,300,000,000	–	49,330	49,330

Receive	COOVIBR	Quarterly	(8.54)	Quarterly	05/27/2032	COP	13,500,000,000	–	106,760	106,760

Receive	CPURNSA	At Maturity	(2.41)	At Maturity	05/12/2028	USD	32,500,000	–	372,858	372,858

Receive	CPURNSA	At Maturity	(2.48)	At Maturity	05/11/2028	USD	53,450,000	–	435,273	435,273

Receive	3 Month JIBAR	Quarterly	(7.42)	Quarterly	05/05/2027	ZAR	370,000,000	–	537,179	537,179

Receive	3 Month JIBAR	Quarterly	(6.61)	Quarterly	10/19/2026	ZAR	336,700,000	1,212	767,056	765,844

Receive	3 Month JIBAR	Quarterly	(6.65)	Quarterly	10/11/2026	ZAR	350,000,000	–	803,304	803,304

Pay	SONIA	Annually	5.34	Annually	12/05/2025	GBP	121,264,000	–	1,133,130	1,133,130

Receive	COOVIBR	Quarterly	(4.20)	Quarterly	02/08/2031	COP	43,000,000,000	–	2,705,200	2,705,200

Receive	SOFR	Annually	(3.53)	Annually	09/27/2032	USD	62,000,000	–	4,410,025	4,410,025

Subtotal – Appreciation								1,212	11,479,625	11,478,413

Interest Rate Risk

Pay	EFFR	Annually	3.67	Annually	08/09/2039	USD	200,000,000	(151,787)	(15,792,892)	(15,641,105)

Pay	6 Month EURIBOR	Semi - Annually	2.55	Annually	04/24/2034	EUR	54,000,000	–	(3,678,678)	(3,678,678)

Pay	SONIA	Annually	4.24	Annually	05/30/2025	GBP	168,800,000	–	(2,665,668)	(2,665,668)

Pay	6 Month EURIBOR	Semi - Annually	3.08	Annually	03/16/2033	EUR	83,000,000	–	(1,752,707)	(1,752,707)

Pay	28 Day MXN TIIE	28 Days	9.25	28 Days	02/10/2025	MXN	1,075,000,000	–	(1,003,954)	(1,003,954)

Pay	28 Day MXN TIIE	28 Days	9.40	28 Days	02/10/2025	MXN	1,125,000,000	–	(964,487)	(964,487)

Pay	6 Month EURIBOR	Semi - Annually	3.05	Annually	05/20/2025	EUR	193,320,000	–	(937,091)	(937,091)

Pay	BZDIOVRA	At Maturity	11.30	At Maturity	01/02/2026	BRL	259,730,842	–	(929,856)	(929,856)

Receive	COOVIBR	Quarterly	(9.91)	Quarterly	01/17/2028	COP	60,845,000,000	–	(443,056)	(443,056)

Receive	COOVIBR	Quarterly	(9.86)	Quarterly	09/09/2032	COP	36,000,000,000	–	(400,221)	(400,221)

Pay	6 Month EURIBOR	Semi - Annually	3.17	Annually	08/30/2033	EUR	21,440,000	7,681	(314,251)	(321,932)

Pay	28 Day MXN TIIE	28 Days	9.13	28 Days	02/11/2028	MXN	233,000,000	–	(315,056)	(315,056)

Pay	BZDIOVRA	At Maturity	11.72	At Maturity	01/02/2026	BRL	248,590,247	–	(257,594)	(257,594)

Receive	COOVIBR	Quarterly	(9.85)	Quarterly	07/21/2032	COP	17,843,000,000	–	(210,702)	(210,702)

Receive	3 Month JIBAR	Quarterly	(10.00)	Quarterly	10/26/2033	ZAR	290,000,000	–	(184,385)	(184,385)

Receive	COOVIBR	Quarterly	(9.71)	Quarterly	07/21/2032	COP	16,883,000,000	–	(166,559)	(166,559)

Pay	28 Day MXN TIIE	28 days	10.61	28 days	10/21/2025	MXN	1,024,100,000	–	(63,235)	(63,235)

Receive	3 Month JIBAR	Quarterly	(9.87)	Quarterly	06/15/2033	ZAR	141,000,000	–	(49,493)	(49,493)

Receive	CPURNSA	At Maturity	(2.69)	At Maturity	10/23/2043	USD	15,000,000	–	(38,776)	(38,776)

Pay	28 Day MXN TIIE	28 days	10.66	28 days	10/20/2025	MXN	942,500,000	–	(15,191)	(15,191)

Pay	3 Month CZK PRIBOR	Quarterly	6.06	Annually	09/20/2024	CZK	1,665,000,000	–	(3,621)	(3,621)

Subtotal – Depreciation								(144,106)	(30,187,473)	(30,043,367)

Total Centrally Cleared Interest Rate Swap Agreements								$(142,894)	$(18,707,848)	$(18,564,954)

(a)	Centrally cleared swap agreements collateralized by $51,521,869 cash held with Counterparties.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

23	Invesco International Bond Fund

Open Over-The-Counter Credit Default Swap Agreements(a)

Counterparty	Reference Entity	Buy/Sell Protection	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Implied Credit Spread(b)	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)

Credit Risk

Citibank, N.A.	Assicurazioni Generali S.p.A.	Sell	1.00%	Quarterly	12/20/2024	0.492%	EUR	5,000,000	$22,391	$30,106	$ 7,715

Goldman Sachs International	Markit iTraxx Europe Crossover Index, Series 32, Version 6	Sell	5.00	Quarterly	12/20/2024	0.978	EUR	10,000,000	326,317	477,133	150,816

J.P. Morgan Chase Bank, N.A.	Markit CDX North America High Yield Index, Series 39, Version 2	Buy	(5.00)	Quarterly	12/20/2027	0.768	USD	20,000,000	(3,045,677)	(3,023,253)	22,424

Subtotal–Appreciation									(2,696,969)	(2,516,014)	180,955

Credit Risk

Citibank, N.A.	Assicurazioni Generali S.p.A.	Buy	(1.00)	Quarterly	12/20/2024	0.769	EUR	5,000,000	14,545	(13,708)	(28,253)

Goldman Sachs International	Markit CDX North America High Yield Index, Series 37, Version 1	Buy	(5.00)	Quarterly	12/20/2026	0.425	USD	24,724,038	(3,184,905)	(3,240,374)	(55,469)

J.P. Morgan Chase Bank, N.A.	Royal Bank of Scotland Group PLC (The)	Buy	(1.00)	Quarterly	06/20/2027	1.463	EUR	7,500,000	192,400	123,960	(68,440)

Subtotal–Depreciation									(2,977,960)	(3,130,122)	(152,162)

Total Open Over-The-Counter Credit Default Swap Agreements									$(5,674,929)	$(5,646,136)	$ 28,793

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $45,184,000.
(b)

Implied credit spreads represent the current level, as of October 31, 2023, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Open Over-The-Counter Interest Rate Swap Agreements(a)

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Payment Frequency	(Pay)/ Received Fixed Rate	Payment Frequency	Maturity Date	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation

Interest Rate Risk

Morgan Stanley and Co. International PLC	Receive	EFFR	Annually	(3.67)%	Annually	08/09/2039	USD $200,000,000	$–	$15,792,892	$15,792,892

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $45,184,000.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

24	Invesco International Bond Fund

Abbreviations:

AUD	–Australian Dollar
BRL	–Brazilian Real
BZDIOVRA	–Brazil Ceptip DI Interbank Deposit Rate
CAD	–Canadian Dollar
CLP	–Chile Peso
CNY	–Chinese Yuan Renminbi
COOVIBR	–Colombia IBR Overnight Nominal Interbank Reference Rate
COP	–Colombia Peso
CPURNSA	–Consumer Price Index For All Urban Consumers (Not Seasonally Adjusted)
CZK	–Czech Koruna
EFFR	–Effective Federal Funds Rate
EUR	–Euro
EURIBOR	–Euro Interbank Offered Rate
GBP	–British Pound Sterling
HUF	–Hungarian Forint
IDR	–Indonesian Rupiah
INR	–Indian Rupee
JIBAR	–Johannesburg Interbank Average Rate
JPY	–Japanese Yen
KRW	–South Korean Won
MXN	–Mexican Peso
NOK	–Norwegian Krone
NZD	–New Zealand Dollar
PEN	–Peruvian Sol
PLN	–Polish Zloty
PRIBOR	–Prague Interbank Offerred Rate
SEK	–Swedish Krona
SGD	–Singapore Dollar
SOFR	–Secured Overnight Financing Rate
SONIA	–Sterling Overnight Index Average
THB	–Thai Baht
TIIE	–Interbank Equilibrium Interest Rate
TONAR	–Tokyo Overnight Average Rate
TWD	–New Taiwan Dollar
USD	–U.S. Dollar
ZAR	–South African Rand

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

25	Invesco International Bond Fund

Consolidated Statement of Assets and Liabilities

October 31, 2023

Assets:

Investments in unaffiliated securities, at value (Cost $1,203,371,320)*	$1,065,718,758

Investments in affiliated money market funds, at value (Cost $67,779,989)	67,781,178

Other investments:
Variation margin receivable – futures contracts	2,951,436

Variation margin receivable–centrally cleared swap agreements	2,870,749

Swaps receivable – OTC	67,869

Unrealized appreciation on swap agreements – OTC	15,973,847

Unrealized appreciation on forward foreign currency contracts outstanding	38,085,234

Deposits with brokers:
Cash collateral – exchange-traded futures contracts	3,141,242

Cash collateral – centrally cleared swap agreements	51,521,869

Cash collateral – OTC Derivatives	45,184,000

Cash	41,377,488

Foreign currencies, at value (Cost $28,424,813)	28,209,193

Receivable for:
Investments sold	7,958,967

Fund shares sold	478,714

Dividends	360,453

Interest	13,781,945

Investment for trustee deferred compensation and retirement plans	275,740

Other assets	77,584

Total assets	1,385,816,266

Liabilities:

Other investments:
Options written, at value (premiums received $75,668,698)	65,546,488

Premiums received on swap agreements – OTC	5,674,929

Unrealized depreciation on forward foreign currency contracts outstanding	33,997,087

Swaps payable – OTC	277,924

Unrealized depreciation on swap agreements–OTC	152,162

Payable for:
Investments purchased	16,868,347

Dividends	849,891

Fund shares reacquired	2,034,546

Collateral upon return of securities loaned	9,785,127

Accrued fees to affiliates	537,424

Accrued trustees’ and officers’ fees and benefits	877

Accrued other operating expenses	281,115

Trustee deferred compensation and retirement plans	275,740

Total liabilities	136,281,657

Net assets applicable to shares outstanding	$1,249,534,609

Net assets consist of:

Shares of beneficial interest	$1,631,896,997

Distributable earnings (loss)	(382,362,388)

$1,249,534,609

Net Assets:
Class A	$409,560,556

Class C	$14,744,128

Class R	$38,381,150

Class Y	$435,275,081

Class R5	$1,117,587

Class R6	$350,456,107

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	98,783,570

Class C	3,569,646

Class R	9,283,680

Class Y	105,044,407

Class R5	269,146

Class R6	84,659,153

Class A:
Net asset value per share	$4.15

Maximum offering price per share (Net asset value of $4.15 ÷ 95.75%)	$4.33

Class C:
Net asset value and offering price per share	$4.13

Class R:
Net asset value and offering price per share	$4.13

Class Y:
Net asset value and offering price per share	$4.14

Class R5:
Net asset value and offering price per share	$4.15

Class R6:
Net asset value and offering price per share	$4.14

*	At October 31, 2023, securities with an aggregate value of $9,601,926 were on loan to brokers.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

26	Invesco International Bond Fund

Consolidated Statement of Operations

For the year ended October 31, 2023

Investment income:

Interest (net of foreign withholding taxes of $1,185,133)	$76,713,532

Dividends (net of foreign withholding taxes of $4,896)	373,389

Dividends from affiliated money market funds (includes net securities lending income of $41,984)	2,592,430

Total investment income	79,679,351

Expenses:

Advisory fees	8,307,412

Administrative services fees	190,349

Custodian fees	544,843

Distribution fees:
Class A	1,097,069

Class C	169,970

Class R	207,511

Transfer agent fees – A, C, R and Y	1,877,702

Transfer agent fees – R5	1,111

Transfer agent fees – R6	101,433

Trustees’ and officers’ fees and benefits	27,308

Registration and filing fees	96,648

Reports to shareholders	114,002

Professional services fees	123,305

Other	29,675

Total expenses	12,888,338

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(1,202,794)

Net expenses	11,685,544

Net investment income	67,993,807

Realized and unrealized gain (loss) from:

Net realized gain (loss) from:
Unaffiliated investment securities (net of foreign taxes of $2,163)	(52,145,102)

Affiliated investment securities	1,301

Foreign currencies	(8,858,053)

Forward foreign currency contracts	(40,955,726)

Futures contracts	9,793,705

Option contracts written	49,298,382

Swap agreements	(29,957,426)

(72,822,919)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	88,747,962

Affiliated investment securities	774

Foreign currencies	477,144

Forward foreign currency contracts	8,608,182

Futures contracts	(5,243,955)

Option contracts written	28,991,005

Swap agreements	6,846,652

128,427,764

Net realized and unrealized gain	55,604,845

Net increase in net assets resulting from operations	$123,598,652

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

27	Invesco International Bond Fund

Consolidated Statement of Changes in Net Assets

For the years ended October 31, 2023 and 2022

	2023	2022

Operations:
Net investment income	$67,993,807	$58,643,561

Net realized gain (loss)	(72,822,919)	(303,143,970)

Change in net unrealized appreciation (depreciation)	128,427,764	(117,343,724)

Net increase (decrease) in net assets resulting from operations	123,598,652	(361,844,133)

Distributions to shareholders from distributable earnings:
Class A	(3,990,702)	–

Class C	(124,362)	–

Class R	(347,746)	–

Class Y	(4,555,496)	–

Class R5	(10,546)	–

Class R6	(3,296,864)	–

Total distributions from distributable earnings	(12,325,716)	–

Return of capital:
Class A	(15,235,988)	(17,732,927)

Class C	(474,796)	(542,467)

Class R	(1,327,651)	(1,451,576)

Class Y	(17,392,299)	(24,106,074)

Class R5	(40,262)	(22,987)

Class R6	(12,587,001)	(12,876,954)

Total return of capital	(47,057,997)	(56,732,985)

Total distributions	(59,383,713)	(56,732,985)

Share transactions–net:
Class A	(63,170,758)	(102,712,578)

Class C	(3,654,656)	(7,390,569)

Class R	(4,724,501)	(7,684,378)

Class Y	(86,721,980)	(266,241,633)

Class R5	112,045	1,078,038

Class R6	52,649,973	(96,211,294)

Net increase (decrease) in net assets resulting from share transactions	(105,509,877)	(479,162,414)

Net increase (decrease) in net assets	(41,294,938)	(897,739,532)

Net assets:
Beginning of year	1,290,829,547	2,188,569,079

End of year	$1,249,534,609	$1,290,829,547

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

28	Invesco International Bond Fund

Consolidated Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Return of capital	Total distributions	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(c)		Ratio of net investment income to average net assets		Portfolio turnover (d)
Class A
Year ended 10/31/23	$3.96	$0.21	$0.17	$0.38	$(0.04)	$(0.15)	$(0.19)	$4.15	9.40	%(e)	$409,561	1.03	%(e)	1.14	%(e)	4.95	%(e)	78%
Year ended 10/31/22	5.08	0.15	(1.13)	(0.98)	–	(0.14)	(0.14)	3.96	(19.50)		449,632	1.16	(f)	1.18	(f)	3.21	(f)	90
Year ended 10/31/21	5.41	0.15	(0.33)	(0.18)	–	(0.15)	(0.15)	5.08	(3.54)		690,866	1.01		1.07		2.73		197
Year ended 10/31/20	5.53	0.17	(0.10)	0.07	(0.12)	(0.07)	(0.19)	5.41	1.35		894,798	1.00		1.04		3.17		162
One month ended 10/31/19	5.41	0.02	0.12	0.14	–	(0.02)	(0.02)	5.53	2.60		1,043,265	1.01	(g)	1.03	(g)	4.60	(g)	7
Year ended 09/30/19	5.47	0.28	(0.06)	0.22	–	(0.28)	(0.28)	5.41	4.15		1,039,683	0.99		1.02		5.15		105
Class C
Year ended 10/31/23	3.94	0.18	0.16	0.34	(0.03)	(0.12)	(0.15)	4.13	8.61		14,744	1.79		1.90		4.19		78
Year ended 10/31/22	5.06	0.11	(1.12)	(1.01)	–	(0.11)	(0.11)	3.94	(20.21)		17,454	1.91	(f)	1.93	(f)	2.46	(f)	90
Year ended 10/31/21	5.39	0.11	(0.33)	(0.22)	–	(0.11)	(0.11)	5.06	(4.29)		30,414	1.76		1.82		1.98		197
Year ended 10/31/20	5.51	0.13	(0.10)	0.03	(0.09)	(0.06)	(0.15)	5.39	0.58		64,440	1.75		1.79		2.42		162
One month ended 10/31/19	5.39	0.02	0.12	0.14	–	(0.02)	(0.02)	5.51	2.55		113,329	1.77	(g)	1.79	(g)	3.84	(g)	7
Year ended 09/30/19	5.45	0.24	(0.06)	0.18	–	(0.24)	(0.24)	5.39	3.36		116,134	1.74		1.77		4.39		105
Class R
Year ended 10/31/23	3.95	0.20	0.15	0.35	(0.04)	(0.13)	(0.17)	4.13	8.87		38,381	1.29		1.40		4.69		78
Year ended 10/31/22	5.06	0.14	(1.12)	(0.98)	–	(0.13)	(0.13)	3.95	(19.59)		40,962	1.41	(f)	1.43	(f)	2.96	(f)	90
Year ended 10/31/21	5.39	0.14	(0.34)	(0.20)	–	(0.13)	(0.13)	5.06	(3.80)		60,913	1.26		1.32		2.48		197
Year ended 10/31/20	5.51	0.15	(0.10)	0.05	(0.10)	(0.07)	(0.17)	5.39	1.09		79,763	1.25		1.29		2.92		162
One month ended 10/31/19	5.39	0.02	0.12	0.14	–	(0.02)	(0.02)	5.51	2.59		99,080	1.27	(g)	1.29	(g)	4.34	(g)	7
Year ended 09/30/19	5.45	0.27	(0.06)	0.21	–	(0.27)	(0.27)	5.39	3.88		98,380	1.24		1.27		4.90		105
Class Y
Year ended 10/31/23	3.96	0.22	0.16	0.38	(0.04)	(0.16)	(0.20)	4.14	9.40		435,275	0.79		0.90		5.19		78
Year ended 10/31/22	5.08	0.16	(1.12)	(0.96)	–	(0.16)	(0.16)	3.96	(19.28)		497,025	0.91	(f)	0.93	(f)	3.46	(f)	90
Year ended 10/31/21	5.40	0.16	(0.32)	(0.16)	–	(0.16)	(0.16)	5.08	(3.11)		936,624	0.76		0.82		2.98		197
Year ended 10/31/20	5.53	0.18	(0.11)	0.07	(0.12)	(0.08)	(0.20)	5.40	1.41		1,105,508	0.75		0.79		3.42		162
One month ended 10/31/19	5.41	0.02	0.12	0.14	–	(0.02)	(0.02)	5.53	2.62		1,623,640	0.77	(g)	0.79	(g)	4.84	(g)	7
Year ended 09/30/19	5.47	0.29	(0.05)	0.24	–	(0.30)	(0.30)	5.41	4.40		1,611,797	0.74		0.77		5.39		105
Class R5
Year ended 10/31/23	3.96	0.22	0.17	0.39	(0.04)	(0.16)	(0.20)	4.15	9.66		1,118	0.78		0.81		5.20		78
Year ended 10/31/22	5.08	0.15	(1.11)	(0.96)	–	(0.16)	(0.16)	3.96	(19.23)		964	0.84	(f)	0.84	(f)	3.53	(f)	90
Year ended 10/31/21	5.41	0.16	(0.32)	(0.16)	–	(0.17)	(0.17)	5.08	(3.16)		70	0.64		0.64		3.10		197
Year ended 10/31/20	5.53	0.19	(0.11)	0.08	(0.12)	(0.08)	(0.20)	5.41	1.71		10	0.61		0.62		3.56		162
One month ended 10/31/19	5.41	0.02	0.12	0.14	–	(0.02)	(0.02)	5.53	2.62		10	0.68	(g)	0.68	(g)	4.93	(g)	7
Period ended 09/30/19(h)	5.41	0.11	(0.01)	0.10	–	(0.10)	(0.10)	5.41	1.74		10	0.65	(g)	0.67	(g)	5.48	(g)	105
Class R6
Year ended 10/31/23	3.95	0.22	0.17	0.39	(0.04)	(0.16)	(0.20)	4.14	9.75		350,456	0.74		0.74		5.24		78
Year ended 10/31/22	5.07	0.17	(1.13)	(0.96)	–	(0.16)	(0.16)	3.95	(19.25)		284,792	0.78	(f)	0.78	(f)	3.59	(f)	90
Year ended 10/31/21	5.40	0.17	(0.33)	(0.16)	–	(0.17)	(0.17)	5.07	(3.17)		469,683	0.64		0.65		3.10		197
Year ended 10/31/20	5.52	0.19	(0.10)	0.09	(0.13)	(0.08)	(0.21)	5.40	1.75		574,695	0.61		0.62		3.56		162
One month ended 10/31/19	5.40	0.02	0.12	0.14	–	(0.02)	(0.02)	5.52	2.64		878,616	0.60	(g)	0.62	(g)	5.01	(g)	7
Year ended 09/30/19	5.46	0.30	(0.06)	0.24	–	(0.30)	(0.30)	5.40	4.55		857,498	0.60		0.62		5.53		105

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Does not include estimated acquired fund fees from underlying funds of 0.01% and 0.01% for the one month ended October 31, 2019 and the year ended September 30, 2019, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.24% for the year ended October 31, 2023.
(f)	Ratios include interest, facilities and maintenance fees of 0.15% for the year ended October 31, 2022.
(g)	Annualized.
(h)	Commencement date after the close of business on May 24, 2019.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

29	Invesco International Bond Fund

Notes to Consolidated Financial Statements

October 31, 2023

NOTE 1–Significant Accounting Policies

Invesco International Bond Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these consolidated financial statements pertains only to the Fund and the Invesco International Bond Fund (Cayman) Ltd. (the “Subsidiary”), a wholly-owned and controlled subsidiary by the Fund organized under the laws of the Cayman Islands. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund will seek to gain exposure to Regulation S securities primarily through investments in the Susbsidiary. The Subsidiary was organized by the Fund to invest in Regulation S securities. The Fund may invest up to 25% of its total assets in the Subsidiary.

The Fund’s investment objective is to seek total return.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

30	Invesco International Bond Fund

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Consolidated Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Consolidated Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the consolidated financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Treasury Inflation-Protected Securities – The Fund may invest in Treasury Inflation-Protected Securities (“TIPS”). TIPS are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The principal value of TIPS will be adjusted upward or downward, and any increase or decrease in the principal amount of TIPS will be included as interest income in the Consolidated Statement of Operations, even though investors do not receive their principal until maturity.

J.

Structured Securities – The Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of underlying securities, currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most structured securities are fixed-income securities that have maturities of three years or less. Structured securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument.

Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instruments. In addition to the credit risk of structured securities and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Changes in the daily value of structured securities are recorded as unrealized gains (losses) in the Consolidated Statement of Operations. When the structured securities mature or are sold, the Fund recognizes a realized gain (loss) on the Consolidated Statement of Operations.

31	Invesco International Bond Fund

K.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Consolidated Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Consolidated Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Consolidated Statement of Assets and Liabilities.

The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended October 31, 2023, there were no securities lending transactions with the Adviser. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Consolidated Statement of Operations.

L.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Consolidated Statement of Operations.

M.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.

N.

Futures Contracts – The Fund may enter into futures contracts to equitize the Fund’s cash holdings or to manage exposure to interest rate, equity, commodity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying instrument or asset. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.

O.

Call Options Purchased and Written – The Fund may write covered call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

32	Invesco International Bond Fund

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Consolidated Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Consolidated Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

P.

Put Options Purchased and Written – The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Consolidated Statement of Assets and Liabilities. Realized and unrealized gains and losses on put options purchased and put options written are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities and Option contracts written, respectively. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

Q.

Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency, commodity or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s net asset value (“NAV”) per share over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Consolidated Schedule of Investments and cash deposited is recorded on the Consolidated Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract

33	Invesco International Bond Fund

may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

A total return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income generated and capital gains, if any. The unrealized appreciation (depreciation) on total return swaps includes dividends on the underlying securities and financing rate payable from the Counterparty. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. Cash held as collateral is recorded as deposits with brokers on the Consolidated Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations, which could result in the Fund accruing additional expenses. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) includes credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the Counterparty. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of October 31, 2023, if any, for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

R.

LIBOR Transition Risk – The Fund may have investments in financial instruments that utilize the London Interbank Offered Rate (“LIBOR”) as the reference or benchmark rate for variable interest rate calculations. LIBOR was intended to measure the rate generally at which banks can lend and borrow from one another in the relevant currency on an unsecured basis. The UK Financial Conduct Authority (“FCA”), the regulator that oversees LIBOR, announced that the majority of LIBOR rates would cease to be published or would no longer be representative on January 1, 2022. The publication of most LIBOR rates ceased at the end of 2021, and the remaining USD LIBOR rates ceased to be published after June 2023. The FCA will permit the use of synthetic USD LIBOR rates for non-U.S. contracts for a limited period of time after June 30, 2023, but any such rates would be considered non-representative of the underlying market.

There remains uncertainty and risks relating to the continuing LIBOR transition and its effects on the Fund and the instruments in which the Fund invests. There can be no assurance that the composition or characteristics of any alternative reference rates (“ARRs”) or financial instruments in which the Fund invests that utilize ARRs will be similar to or produce the same value or economic equivalence as LIBOR or that these instruments will have the same volume or liquidity. Additionally, there remains uncertainty and risks relating to certain “legacy” USD LIBOR instruments that were issued or entered into before December 31, 2021 and the process by which a replacement interest rate will be identified and implemented into these instruments when USD LIBOR is ultimately discontinued. On December 16, 2022, the Federal Reserve Board adopted regulations implementing the Adjustable Interest Rate Act. The regulations provide a statutory fallback mechanism to replace LIBOR, by identifying benchmark rates based on the Secured Overnight Financing Rate (“SOFR”) that replaced LIBOR in certain financial contracts after June 30, 2023. These regulations apply only to contracts governed by U.S. law, among other limitations. The Funds may have instruments linked to other interbank offered rates that may also cease to be published in the future. The effects of such uncertainty and risks in “legacy” USD LIBOR instruments held by the Fund could result in losses to the Fund.

S.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

T.

Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

U.	Other Risks – Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

Investments in high yield debt securities (“junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due, are more susceptible to default or decline in market value and are less liquid than investment grade debt securities. Prices of high yield debt securities tend to be very volatile.

The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.

34	Invesco International Bond Fund

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate*

First $ 200 million	0.750%

Next $200 million	0.720%

Next $200 million	0.690%

Next $200 million	0.660%

Next $200 million	0.600%

Next $4 billion	0.500%

Next $10 billion	0.480%

Over $15 billion	0.450%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended October 31, 2023, the effective advisory fee rate incurred by the Fund was 0.62%.

The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays an advisory fee to the Adviser based on the annual rate of the Subsidiary’s average daily net assets as set forth in the table above.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

Effective March 1, 2023, through at least February 28, 2025, the Adviser has contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.04%, 1.79%, 1.29%, 0.79%, 0.79%, and 0.79%, respectively, of the Fund’s average daily net assets (the “expense limits”). Prior to March 1, 2023, the Adviser had contractually agreed, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.01%, 1.76%, 1.26%, 0.76%, 0.76%, and 0.76%, respectively, of the Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expenses on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate February 28, 2025. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2025, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended October 31, 2023, the Adviser waived advisory fees of $61,092 and reimbursed class level expenses of $488,216, $19,540, $47,670, $551,809, $310 and $0 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2023, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2023, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund, pursuant to the Class C and Class R Plans, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2023, expenses incurred under the Plans are shown in the Consolidated Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2023, IDI advised the Fund that IDI retained $14,659 in front-end sales commissions from the sale of Class A shares and $194 and $(608) from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

35	Invesco International Bond Fund

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Non-U.S. Dollar Denominated Bonds & Notes	$–	$610,605,109	$–	$610,605,109

U.S. Dollar Denominated Bonds & Notes	–	155,817,898	–	155,817,898

U.S. Treasury Securities	–	146,740,739	–	146,740,739

Asset-Backed Securities	–	94,730,865	14,327,403	109,058,268

Common Stocks & Other Equity Interests	33,316,400	–	–	33,316,400

Money Market Funds	57,995,959	9,785,219	–	67,781,178

Options Purchased	–	10,180,344	–	10,180,344

Total Investments in Securities	91,312,359	1,027,860,174	14,327,403	1,133,499,936

Other Investments - Assets*

Futures Contracts	414,776	–	–	414,776

Forward Foreign Currency Contracts	–	38,085,234	–	38,085,234

Swap Agreements	–	28,024,879	–	28,024,879

	414,776	66,110,113	–	66,524,889

Other Investments - Liabilities*

Futures Contracts	(990,186)	–	–	(990,186)

Forward Foreign Currency Contracts	–	(33,997,087)	–	(33,997,087)

Options Written	–	(65,546,488)	–	(65,546,488)

Swap Agreements	–	(30,348,466)	–	(30,348,466)

	(990,186)	(129,892,041)	–	(130,882,227)

Total Other Investments	(575,410)	(63,781,928)	–	(64,357,338)

Total Investments	$90,736,949	$964,078,246	$14,327,403	$1,069,142,598

*	Forward foreign currency contracts, futures contracts and swap agreements are valued at unrealized appreciation (depreciation). Options written are shown at value.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) during the year ended October 31, 2023:

	Value 10/31/22	Purchases at Cost	Proceeds from Sales	Accrued Discounts/ Premiums	Realized Gain (Loss)	Change in Unrealized Appreciation	Transfers into Level 3	Transfers out of Level 3	Value 10/31/23

Asset-Backed Securities	$7,136,135	$12,661,106	$(4,080,781)	$–	$(2,685,437)	$1,296,380	$–	$–	$14,327,403

NOTE 4–Derivative Investments

The Fund may enter into an ISDA Master Agreement under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Consolidated Statement of Assets and Liabilities.

36	Invesco International Bond Fund

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2023:

	Value
Derivative Assets	Credit Risk	Currency Risk	Interest Rate Risk	Total

Unrealized appreciation on futures contracts – Exchange-Traded(a)	$–	$–	$414,776	$414,776

Unrealized appreciation on swap agreements – Centrally Cleared(a)	572,619	–	11,478,413	12,051,032

Unrealized appreciation on forward foreign currency contracts outstanding	–	38,085,234	–	38,085,234

Unrealized appreciation on swap agreements – OTC	180,955	–	15,792,892	15,973,847

Options purchased, at value – OTC(b)	1,028,385	7,624,987	1,526,972	10,180,344

Total Derivative Assets	1,781,959	45,710,221	29,213,053	76,705,233

Derivatives not subject to master netting agreements	(572,619)	–	(11,893,189)	(12,465,808)

Total Derivative Assets subject to master netting agreements	$1,209,340	$45,710,221	$17,319,864	$64,239,425

	Value
Derivative Liabilities	Credit Risk	Currency Risk	Interest Rate Risk	Total

Unrealized depreciation on futures contracts – Exchange-Traded(a)	$–	$–	$(990,186)	$(990,186)

Unrealized depreciation on swap agreements – Centrally Cleared(a)	(152,937)	–	(30,043,367)	(30,196,304)

Unrealized depreciation on forward foreign currency contracts outstanding	–	(33,997,087)	–	(33,997,087)

Unrealized depreciation on swap agreements – OTC	(152,162)	–	–	(152,162)

Options written, at value – OTC	(2,722,495)	(16,747,592)	(46,076,401)	(65,546,488)

Total Derivative Liabilities	(3,027,594)	(50,744,679)	(77,109,954)	(130,882,227)

Derivatives not subject to master netting agreements	152,937	–	31,033,553	31,186,490

Total Derivative Liabilities subject to master netting agreements	$(2,874,657)	$(50,744,679)	$(46,076,401)	$(99,695,737)

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Consolidated Statement of Assets and Liabilities.
(b)	Options purchased, at value as reported in the Consolidated Schedule of Investments.

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of October 31, 2023.

										Collateral
	Financial Derivative Assets				Financial Derivative Liabilities					(Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Options Purchased	Swap Agreements	Total Assets	Forward Foreign Currency Contracts	Options Written	Swap Agreements	Total Liabilities	Net Value of Derivatives	Non-Cash	Cash	Net Amount

Barclays Bank PLC	$1,636,937	$–	$–	$1,636,937	$–	$–	$–	$–	$1,636,937	$–	$(1,000,000)	$636,937

BNP Paribas S.A.	953,395	–	–	953,395	(4,836,714)	(1,426,930)	–	(6,263,644)	(5,310,249)	–	3,280,000	(2,030,249)

Citibank, N.A.	881,673	–	7,716	889,389	(381,537)	–	(28,253)	(409,790)	479,599	–	(479,599)	–

Deutsche Bank AG	3,312,944	503,463	–	3,816,407	(1,323,293)	(5,261,613)	–	(6,584,906)	(2,768,499)	–	880,000	(1,888,499)

Goldman Sachs International	7,697,078	4,368,422	150,816	12,216,316	(3,250,027)	(17,883,141)	(201,302)	(21,334,470)	(9,118,154)	–	9,118,154	–

HSBC Bank USA	2,505,635	–	–	2,505,635	(2,806,503)	–	–	(2,806,503)	(300,868)	–	270,000	(30,868)

J.P. Morgan Chase Bank, N.A.	12,843,909	2,930,872	90,293	15,865,074	(16,870,317)	(14,865,749)	(200,531)	(31,936,597)	(16,071,523)	–	16,071,523	–

Merrill Lynch International	4,381,798	946,740	–	5,328,538	(1,902,320)	(1,398,380)	–	(3,300,700)	2,027,838	–	(1,150,000)	877,838

Morgan Stanley and Co. International PLC	2,820,127	1,389,085	15,792,892	20,002,104	(867,782)	(24,485,375)	–	(25,353,157)	(5,351,053)	–	5,351,053	–

Royal Bank of Canada	–	–	–	–	(1,177,985)	–	–	(1,177,985)	(1,177,985)	–	240,000	(937,985)

Standard Chartered Bank PLC	1,051,738	41,762	–	1,093,500	(475,304)	(225,300)	–	(700,604)	392,896	(270,959)	(30,000)	91,937

UBS AG	–	–	–	–	(105,305)	–	–	(105,305)	(105,305)	–	–	(105,305)

Total	$38,085,234	$10,180,344	$16,041,717	$64,307,295	$(33,997,087)	$(65,546,488)	$(430,086)	$(99,973,661)	$(35,666,366)	$(270,959)	$32,551,131	$(3,386,194)

37	Invesco International Bond Fund

Effect of Derivative Investments for the year ended October 31, 2023

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Consolidated Statement of Operations
	Credit Risk	Currency Risk	Interest Rate Risk	Total

Realized Gain (Loss):
Forward foreign currency contracts	$-	$(40,955,726)	$-	$(40,955,726)

Futures contracts	-	-	9,793,705	9,793,705

Options purchased(a)	-	6,358,134	24,043,979	30,402,113

Options written	-	24,747,180	24,551,202	49,298,382

Swap agreements	(2,628,674)	-	(27,328,752)	(29,957,426)

Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	-	8,608,182	-	8,608,182

Futures contracts	-	-	(5,243,955)	(5,243,955)

Options purchased(a)	(1,351,156)	(12,582,791)	(33,863,550)	(47,797,497)

Options written	1,501,233	(747,708)	28,237,480	28,991,005

Swap agreements	3,520,041	-	3,326,611	6,846,652

Total	$1,041,444	$(14,572,729)	$23,516,720	$9,985,435

(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) of investment securities.

The table below summarizes the average notional value of derivatives held during the period.

	Forward Foreign Currency Contracts	Futures Contracts	Swaptions Purchased	Foreign Currency Options Purchased	Swaptions Written	Foreign Currency Options Written	Swap Agreements

Average notional value	$4,539,858,241	$245,301,554	$855,411,141	$1,400,419,022	$3,700,548,408	$1,331,761,263	$2,837,601,667

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2023, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $34,157.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2023 and 2022:

	2023	2022
Ordinary income*	$12,325,716	$–
Return of capital	47,057,997	56,732,985
Total distributions	$59,383,713	$56,732,985

*	Includes short-term capital gain distributions, if any.

38	Invesco International Bond Fund

Tax Components of Net Assets at Period-End:
2023

Net unrealized appreciation (depreciation) – investments	$(129,262,062)

Net unrealized appreciation (depreciation) – foreign currencies	(1,058,670)

Temporary book/tax differences	(271,276)

Capital loss carryforward	(251,770,380)

Shares of beneficial interest	1,631,896,997

Total net assets	$1,249,534,609

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to amortization and accretion on debt securities, derivative instruments and straddles.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of October 31, 2023, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$200,602,146	$51,168,234	$251,770,380

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2023 was $815,192,051 and $1,046,519,972, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$101,901,705

Aggregate unrealized (depreciation) of investments	(231,163,767)

Net unrealized appreciation (depreciation) of investments	$(129,262,062)

Cost of investments for tax purposes is $1,192,729,731.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and return of capital distributions, on October 31, 2023, undistributed net investment income was decreased by $16,058,525, undistributed net realized gain (loss) was increased by $63,102,159 and shares of beneficial interest was decreased by $47,043,634. This reclassification had no effect on the net assets of the Fund.

NOTE 11–Share Information

	Summary of Share Activity

	Year ended		Year ended
	October 31, 2023(a)		October 31, 2022
	Shares	Amount	Shares	Amount

Sold:
Class A	5,240,826	$22,502,818	6,791,760	$31,312,761

Class C	380,326	1,625,996	482,560	2,196,516

Class R	1,008,632	4,318,474	1,266,442	5,839,373

Class Y	21,710,668	93,548,744	39,767,405	189,983,572

Class R5	58,516	253,566	248,165	1,156,653

Class R6	27,187,620	115,228,476	11,857,360	54,706,960

Issued as reinvestment of dividends:
Class A	3,706,065	15,942,298	3,281,576	14,668,894

Class C	120,181	515,001	103,470	459,930

Class R	388,397	1,665,068	323,717	1,439,296

Class Y	3,836,793	16,491,201	3,842,890	17,291,282

Class R5	11,684	50,318	5,409	22,693

Class R6	3,531,830	15,156,966	2,593,720	11,614,884

39	Invesco International Bond Fund

	Summary of Share Activity

	Year ended		Year ended
	October 31, 2023(a)		October 31, 2022
	Shares	Amount	Shares	Amount

Automatic conversion of Class C shares to Class A shares:
Class A	458,185	$1,971,834	656,099	$3,019,260

Class C	(459,908)	(1,971,834)	(658,721)	(3,019,260)

Reacquired:
Class A	(24,206,556)	(103,587,708)	(33,153,319)	(151,713,493)

Class C	(897,168)	(3,823,819)	(1,512,565)	(7,027,755)

Class R	(2,491,619)	(10,708,043)	(3,239,823)	(14,963,047)

Class Y	(46,146,891)	(196,761,925)	(102,430,021)	(473,516,487)

Class R5	(44,307)	(191,839)	(23,998)	(101,308)

Class R6	(18,101,341)	(77,735,469)	(35,016,427)	(162,533,138)

Net increase (decrease) in share activity	(24,708,067)	$(105,509,877)	(104,814,301)	$(479,162,414)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 38% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

In addition, 5% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

40	Invesco International Bond Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco International Bond Fund

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Invesco International Bond Fund and its subsidiary (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), referred to hereafter as the “Fund”) as of October 31, 2023, the related consolidated statement of operations for the year ended October 31, 2023, the consolidated statement of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the consolidated financial highlights for each of the periods indicated therein (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2023 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

December 21, 2023

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

41	Invesco International Bond Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2023 through October 31, 2023.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/23)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$982.00	$5.10	$1,020.06	$5.19	1.02%
Class C	1,000.00	978.10	8.87	1,016.23	9.05	1.78
Class R	1,000.00	980.60	6.39	1,018.75	6.51	1.28
Class Y	1,000.00	983.20	3.90	1,021.27	3.97	0.78
Class R5	1,000.00	983.30	3.90	1,021.27	3.97	0.78
Class R6	1,000.00	983.60	3.70	1,021.48	3.77	0.74

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2023 through October 31, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

42	Invesco International Bond Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 13, 2023, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco International Bond Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited and OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2023. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the annual review process for the Invesco Funds’ investment advisory and sub-advisory contracts. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

    As part of the contract renewal process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior

Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 2, 2023 and June 13, 2023, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel. Also, as part of the contract renewal process, the independent Trustees reviewed and considered information provided in response to follow-up requests for information submitted by the independent Trustees to management. The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer.

    The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 13, 2023.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board considered recent senior management changes at Invesco and Invesco Advisers, including the appointment of new Co-Heads of Investments, that had been presented to and discussed with the Board. The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology used to manage such risks. The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

    The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

    The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2022 to the performance of funds in the Broadridge performance universe and against the Custom Invesco International Bond Index (Index). The Board noted that performance of Class A shares of the Fund was in the third quintile of its performance universe for the one, three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for

43	Invesco International Bond Fund

the one, three and five year periods. The Board considered that the Fund was created in connection with Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the “Transaction”) and that the Fund’s performance prior to the closing of the Transaction on May 24, 2019 is that of its predecessor fund. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was reasonably comparable to the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund-by-fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

    The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

    The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

    The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board acknowledged the difficulty in calculating and measuring economies of scale at the individual fund level; noting that only indicative and estimated measures are available at the individual fund level and that such measures are subject to uncertainty. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted

that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually. The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits realized as to that Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts. The Board noted the cyclical and competitive nature of the global asset management industry.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

    The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

    The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

    The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.

    The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

44	Invesco International Bond Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2023:

Federal and State Income Tax
Qualified Dividend Income*	19.65%
Corporate Dividends Received Deduction*	2.91%
U.S. Treasury Obligations*	19.15%
Qualified Business Income*	0.00%
Business Interest Income*	97.09%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

45	Invesco International Bond Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Chairman Emeritus, Invesco Ltd.; Trustee and Vice Chair, The Invesco Funds; and Member of Executive Board, SMU Cox School of Business

Formerly: Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Vice Chair, Investment Company Institute; Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			169	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco International Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown – 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	169

Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit)

Formerly: President and Director

Director of Grahamtastic Connection (non-profit)

Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	169	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	169	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Boad Member, First Financial Bankshares, Inc. Texas
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			169	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	169	Blue Hills Bank; Member and Chairman, Bentley University, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis – 1950 Trustee	2001	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	169	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco International Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			169	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	169	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver - Daniels College of Business; and Managing Partner, KPMG LLP	169	None
Daniel S. Vandivort – 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	169	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

T-3	Invesco International Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Glenn Brightman – 1972 President and Principal Executive Officer	2023

Chief Operating Officer, Americas, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds.

Formerly: Global Head of Finance, Invesco Ltd; Executive Vice President and Chief Financial Officer, Nuveen

			N/A	N/A
Melanie Ringold – 1975 Senior Vice President, Chief Legal Officer and Secretary	2023

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI SteelPath, Inc.; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Assistant Secretary, Invesco Distributors, Inc., Invesco Advisers, Inc., Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Chief Executive Officer, President and Executive Director, Invesco Ltd.; Senior Vice President, Invesco Group Services, Inc.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds and Trustee, Invesco Foundation, Inc.

Formerly: Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco International Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Tony Wong – 1973 Senior Vice President	2023

Senior Managing Director, Invesco Ltd.; Director, Chairman, Chief Executive Officer and President, Invesco Advisers, Inc.; Director and Chairman, Invesco Private Capital, Inc., INVESCO Private Capital Investments, Inc. and INVESCO Realty, Inc.; Director, Invesco Senior Secured Management, Inc.; President, Invesco Managed Accounts, LLC and SNW Asset Management Corporation; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds; and Vice President, Invesco Advisers, Inc.

			N/A	N/A
Stephanie C. Butcher – 1971 Senior Vice President	2023	Senior Managing Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; Director and Chief Executive Officer, Invesco Asset Management Limited	N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Senior Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Senior Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President, The Invesco Funds; Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5	Invesco International Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1331 Spring Street, NW, Suite 2500	11 Greenway Plaza	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Sidley Austin LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	787 Seventh Avenue	11 Greenway Plaza	225 Franklin Street
Philadelphia, PA 19103-7018	New York, NY 10019	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6	Invesco International Bond Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05426 and 033-19338	Invesco Distributors, Inc.	O-IBD-AR-1

Annual Report to Shareholders	October 31, 2023

Invesco Macro Allocation Strategy Fund

Nasdaq:

A: GMSDX ∎ C: GMSEX ∎ R: GMSJX ∎ Y: GMSHX ∎ R5: GMSKX ∎ R6: GMSLX

2	Management’s Discussion
2	Performance Summary
4	Long-Term Fund Performance
6	Supplemental Information
8	Consolidated Schedule of Investments
15	Consolidated Financial Statements
18	Consolidated Financial Highlights
19	Notes to Consolidated Financial Statements
28	Report of Independent Registered Public Accounting Firm
29	Fund Expenses
30	Approval of Investment Advisory and Sub-Advisory Contracts
33	Tax Information
T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2023, Class A shares of Invesco Macro Allocation Strategy Fund (the Fund), at net asset value (NAV), underperformed the Bloomberg 3-month Treasury Bellwether Index, the Fund’s broad market/style-specific benchmark.

  Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/22 to 10/31/23, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-1.59%
Class C Shares	-2.29
Class R Shares	-1.86
Class Y Shares	-1.31
Class R5 Shares	-1.31
Class R6 Shares	-1.32
Bloomberg 3-month Treasury Bellwether Index▼ (Broad Market/Style-Specific Index)	4.94
Lipper Absolute Return Funds Index∎ (Peer Group Index)	3.34

Source(s): ▼RIMES Technologies Corp.; ∎ Lipper Inc.

Market conditions and your Fund

For the fiscal year ended October 31, 2023, the Fund at NAV underperformed its benchmark as two of the major asset classes in which the Fund invests (commodities and sovereign debt) detracted from results, while the global equity market index exposure contributed to Fund performance. The Fund invests in derivatives, primarily exchanged-traded futures and swaps, which are expected to correspond to the performance of US and international equity, fixed-income and commodity markets. The portfolio operates on two components that fulfill specific roles for the total portfolio; 1) an adaptive positioning component that seeks to capitalize on market trends by investing long and short across a diversified mix of liquid assets, and 2) a diversified defense component that is designed to exhibit low correlation to broad capital markets and with that provide a level of defense to the strategy.

    The adaptive positioning component generated a negative result for the Fund for the fiscal year. The exposures to commodities and sovereign debt detracted from results, while the global equity market index exposure contributed to absolute Fund performance. This result is consistent with how the Fund was positioned throughout the fiscal year, with the net long exposure to energy commodities detracting the most over the fiscal year, followed by the net short exposure to precious metals and mixed results from long/short exposure across sovereign debt markets.

    The diversified defense module introduces dedicated defensive assets and strategies to the total portfolio. This module is made up of four parts that exhibit defensive characteristics: 1) dedicated long exposure to high quality sovereign debt; 2) long equity put option strategies; 3) defensive equity factor premia

(momentum, low volatility, quality), and 4) optimal roll (in our view) of select commodities. These four components are combined into an aggregate diversified defense module using a risk-balanced framework. This component delivered negative absolute performance for the fiscal year as long-only exposure to long-duration sovereign debt and long put options on US large-cap equities offset positive results from favorable contract selection in commodities.

    The Fund’s exposure to global equity market indices contributed to absolute results, with Japanese and European equities performing the best, and Canadian and US small-cap equities performing the worst. Japanese equities were the top contributor to results as the Bank of Japan (BoJ) maintained its looser monetary policy relative to the rest of the developed world over the majority of the fiscal year. Exposure to European equities also provided gains on the back of easing inflation across the region and improved economic growth data. Canadian and US small-cap equities were both weighed down by rising interest rates over the fiscal year.

    The Fund’s exposure to sovereign debt was a mild detractor from absolute results, primarily due to long exposure to Australian government bonds outweighing the positive results from positioning across the other markets. Bonds broadly declined over the fiscal year due to a combination of elevated inflation readings and aggressive actions by central banks. Australian government bonds were the top detractor due to continued rate hikes from the Reserve Bank of Australia amid slowing economic growth. The only market to benefit from long exposure for the fiscal year was Japanese government bonds, which posted gains as a result of the BoJ’s more accommodative monetary policy stance. Select short positions across the other markets – Germany, the UK and the US – were rewarded over the fiscal year amid the rising interest rate environment.

    The Fund’s exposure to commodities was the top detractor from absolute results due to negative results from net long exposure to energy and net short exposure to precious metals. Energy prices plunged in the first half of 2023, largely due to recession concerns and a disappointing recovery of the Chinese economy. Precious metals rose largely as a result of safe haven demand and rising geopolitical tensions from the Israel-Gaza conflict in October 2023. Strong central bank demand for gold also helped support gold prices during the fiscal year. Positioning in agriculture was the sole bright spot within the asset class, largely due to a long position in sugar and short exposure to wheat. Sugar prices rose throughout the fiscal year due to tight supplies, while wheat prices plunged due to larger-than-expected harvests in Russia and the US.

    Of the four components of the diversified defense module, all but the commodity optimal roll strategy detracted from absolute results. The long-only exposure to sovereign debt detracted the most from results due to the asset class’ high sensitivity to interest rate moves, followed by the long-put exposure and defensive equity factor premia.

    Please note that our strategy is principally implemented with derivative instruments that include futures, options and total return swaps. Therefore, all or most of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    We thank you for your investment in Invesco Macro Allocation Strategy Fund.

2	Invesco Macro Allocation Strategy Fund

Portfolio manager(s):

Mark Ahnrud

John Burrello

Chris Devine

Scott Hixon

Christian Ulrich

Scott Wolle - Lead

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco Macro Allocation Strategy Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 10/31/13

1 Source: Lipper Inc.

2 Source: RIMES Technologies Corp.

*The Fund’s oldest share class (Class Y) does not have a sales charge; therefore, the second-oldest share classes with a sales charge (Class A and Class C) are also included in the chart.

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco Macro Allocation Strategy Fund

Average Annual Total Returns
As of 10/31/23, including maximum applicable sales charges

Class A Shares
Inception (8/28/13)	0.58%
10 Years	0.33
5 Years	-1.23
1 Year	-7.02

Class C Shares
Inception (8/28/13)	0.56%
10 Years	0.32
5 Years	-0.87
1 Year	-3.26

Class R Shares
Inception (8/28/13)	0.91%
10 Years	0.68
5 Years	-0.38
1 Year	-1.86

Class Y Shares
Inception (9/26/12)	1.75%
10 Years	1.16
5 Years	0.12
1 Year	-1.31

Class R5 Shares
Inception (8/28/13)	1.41%
10 Years	1.18
5 Years	0.12
1 Year	-1.31

Class R6 Shares
Inception (8/28/13)	1.39%
10 Years	1.15
5 Years	0.12
1 Year	-1.32

On August 28, 2013, Class H1 shares converted to Class Y shares.

    Class A, Class C and Class R shares incepted on August 28, 2013. Performance shown prior to that date is that of Class Y shares at net asset value, restated to reflect the higher 12b-1 fees applicable to Class A, Class C and Class R shares.

    Class R5 shares and Class R6 shares incepted on August 28, 2013. Performance shown prior to that date is that of Class Y shares at net asset value.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC)

for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco Macro Allocation Strategy Fund

Supplemental Information

Invesco Macro Allocation Strategy Fund’s investment objective is to seek a positive absolute return over a complete economic and market cycle.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2023, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The Bloomberg 3-month Treasury Bellwether Index measures the performance of treasury bills with maturities of less than three months.
∎	The Lipper Absolute Return Funds Index is an unmanaged index considered representative of absolute return funds tracked by Lipper.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco Macro Allocation Strategy Fund

Fund Information

Notional Asset Weights as of October 31, 2023

Asset Class	Notional Asset Weights

Equities	19.23%

Fixed Income	3.86

Commodities	48.07

Options	18.73

Total	89.89%

7	Invesco Macro Allocation Strategy Fund

Consolidated Schedule of Investments

October 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
U.S. Treasury Securities–30.85%
U.S. Treasury Floating Rate Notes–30.85%

U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate - 0.02%)(a)	5.39%	01/31/2024	$23,030	$23,032,112

U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate - 0.08%)(a)	5.32%	04/30/2024	23,080	23,076,154

Total U.S. Treasury Securities (Cost $46,108,938)				46,108,266

			Shares
Exchange-Traded Funds–4.34%

Invesco Short Term Treasury ETF(b) (Cost $6,489,480)			61,500	6,490,710
Money Market Funds–55.20%

Invesco Government & Agency Portfolio, Institutional Class, 5.27%(b)(c)			35,477,548	35,477,548

Invesco Liquid Assets Portfolio, Institutional Class, 5.40%(b)(c)			13,032,298	13,036,207

Invesco Liquidity Funds PLC, Invesco US Dollar Liquidity Portfolio (Ireland), Agency Class, 5.45%(b)(c)			13,384,742	13,384,742

Invesco Treasury Portfolio, Institutional Class, 5.27%(b)(c)			20,605,197	20,605,197

Total Money Market Funds (Cost $82,499,588)				82,503,694

Options Purchased–0.87%

(Cost $1,044,014)(d)				1,302,900

TOTAL INVESTMENTS IN SECURITIES–91.26% (Cost $136,142,020)				136,405,570

OTHER ASSETS LESS LIABILITIES–8.74%				13,064,812

NET ASSETS–100.00%				$149,470,382

Investment Abbreviations:

ETF – Exchange-Traded Fund

Notes to Consolidated Schedule of Investments:

(a)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on October 31, 2023.
(b)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2023.

	Value October 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value October 31, 2023	Dividend Income

Invesco Short Term Treasury ETF	$-	$6,489,480	$-	$1,230	$-	$6,490,710	$241,508

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	28,357,639	57,417,216	(50,297,307)	-	-	35,477,548	1,648,551

Invesco Liquid Assets Portfolio, Institutional Class	9,056,334	38,648,011	(34,669,505)	854	513	13,036,207	640,653

Invesco Liquidity Funds PLC, Invesco US Dollar Liquidity Portfolio, Agency Class	-	55,247,236	(41,862,494)	-	-	13,384,742	532,368

Invesco Liquidity Funds PLC, Invesco US Dollar Liquidity Portfolio, Institutional Class	10,138,306	9,133,806	(19,272,112)	-	-	-	89,598

Invesco Treasury Portfolio, Institutional Class	14,239,588	61,836,818	(55,471,209)	-	-	20,605,197	984,173

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	-	25,882,062	(25,882,062)	-	-	-	7,604*

Invesco Private Prime Fund	-	83,364,991	(83,364,750)	-	(241)	-	18,630*

Total	$61,791,867	$338,019,620	$(310,819,439)	$2,084	$272	$88,994,404	$4,163,085

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Consolidated Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(c)	The rate shown is the 7-day SEC standardized yield as of October 31, 2023.
(d)	The table below details options purchased.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

8	Invesco Macro Allocation Strategy Fund

Open Exchange-Traded Index Options Purchased(a)
Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price		Notional Value*		Value

Equity Risk
S&P 500 Mini Index	Put	11/17/2023	60	USD	387.00	USD	2,322,000	$3,270

S&P 500 Mini Index	Put	12/15/2023	60	USD	410.00	USD	2,460,000	35,700

S&P 500 Mini Index	Put	01/19/2024	60	USD	390.00	USD	2,340,000	25,770

S&P 500 Mini Index	Put	03/15/2024	60	USD	400.00	USD	2,400,000	55,170

S&P 500 Mini Index	Put	07/19/2024	60	USD	453.00	USD	2,718,000	209,940

S&P 500 Mini Index	Put	08/16/2024	60	USD	465.00	USD	2,790,000	243,660

S&P 500 Mini Index	Put	10/18/2024	60	USD	437.00	USD	2,622,000	173,010

S&P 500 Mini Index	Put	02/16/2024	60	USD	410.00	USD	2,460,000	60,720

S&P 500 Mini Index	Put	04/19/2024	60	USD	415.00	USD	2,490,000	88,560

S&P 500 Mini Index	Put	05/17/2024	60	USD	420.00	USD	2,520,000	105,930

S&P 500 Mini Index	Put	06/21/2024	60	USD	425.00	USD	2,550,000	124,170

S&P 500 Mini Index	Put	09/20/2024	60	USD	460.00	USD	2,760,000	177,000

Total Index Options Purchased								$1,302,900

(a)	Open Exchange-Traded Index Options Purchased collateralized by $4,095,000 cash held with Morgan Stanley & Co.
*	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Open Futures Contracts(a)

Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)

Commodity Risk

Brent Crude	28	December-2023	$2,364,600	$(97,630)	$(97,630)

Cocoa	7	March-2024	269,290	29,170	29,170

Cotton No. 2	33	December-2023	1,340,130	(78,961)	(78,961)

Gasoline Reformulated Blendstock Oxygenate Blending	27	November-2023	2,514,418	22,138	22,138

Low Sulphur Gas Oil	27	December-2023	2,297,025	188,475	188,475

New York Harbor Ultra-Low Sulfur Diesel	23	November-2023	2,811,060	169,777	169,777

Soybean	23	July-2024	1,547,900	19,883	19,883

Soybean Meal	37	December-2023	1,594,700	184,203	184,203

Soybean Oil	14	December-2023	431,928	(88,565)	(88,565)

Sugar No. 11	50	February-2024	1,517,040	191,822	191,822

WTI Crude	21	December-2023	1,690,500	(113,926)	(113,926)

Subtotal				426,386	426,386

Equity Risk

E-Mini Russell 2000 Index	11	December-2023	917,620	(113,930)	(113,930)

EURO STOXX 50 Index	43	December-2023	1,851,781	(93,124)	(93,124)

FTSE 100 Index	80	December-2023	7,125,450	(219,119)	(219,119)

S&P/TSX 60 Index	16	December-2023	2,619,074	(140,583)	(140,583)

Tokyo Stock Price Index	83	December-2023	12,342,537	(567,064)	(567,064)

Subtotal				(1,133,820)	(1,133,820)

Interest Rate Risk

Australia 10 Year Bonds	131	December-2023	8,995,116	(285,825)	(285,825)

Euro-Bund	73	December-2023	9,963,358	97,049	97,049

Japan 10 Year Bonds	1	December-2023	948,375	(15,109)	(15,109)

Subtotal				(203,885)	(203,885)

Subtotal–Long Futures Contracts				(911,319)	(911,319)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

9	Invesco Macro Allocation Strategy Fund

Open Futures Contracts(a)–(continued)

Short Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)

Commodity Risk

Coffee ’C’	19	December-2023	$(1,192,012)	$(86,501)	$(86,501)

Corn	49	December-2023	(1,172,938)	10,417	10,417

Gold 100 Oz.	20	December-2023	(3,988,600)	(36,369)	(36,369)

Kansas City Wheat	61	December-2023	(1,919,212)	310,437	310,437

Lean Hogs	61	December-2023	(1,750,090)	84,747	84,747

Live Cattle	8	December-2023	(587,360)	(5,919)	(5,919)

LME Nickel	10	December-2023	(1,080,900)	65,225	65,225

Natural Gas	42	November-2023	(1,501,500)	(88)	(88)

Silver	20	December-2023	(2,295,200)	(34,007)	(34,007)

Wheat	68	December-2023	(1,891,250)	187,423	187,423

Subtotal				495,365	495,365

Equity Risk

E-Mini S&P 500 Index	68	December-2023	(14,321,650)	996,772	996,772

MSCI EAFE Index	139	December-2023	(13,719,995)	852,048	852,048

MSCI Emerging Markets Index	252	December-2023	(11,581,920)	825,002	825,002

Subtotal				2,673,822	2,673,822

Interest Rate Risk

Canada 10 Year Bonds	83	December-2023	(6,878,810)	(81,156)	(81,156)

Long Gilt	39	December-2023	(4,416,019)	(23,206)	(23,206)

U.S. Treasury Long Bonds	23	December-2023	(2,517,063)	188,458	188,458

Subtotal				84,096	84,096

Subtotal–Short Futures Contracts				3,253,283	3,253,283

Total Futures Contracts				$2,341,964	$2,341,964

(a)	Futures contracts collateralized by $8,320,000 cash held with Goldman Sachs International, the futures commission merchant.

Open Over-The-Counter Total Return Swap Agreements(a)(b)

Counterparty	Pay/ Receive	Reference Entity(c)	Fixed Rate	Payment Frequency	Number of Contracts	Maturity Date	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)

Commodity Risk

Canadian Imperial Bank of Commerce	Receive	Canadian Imperial Bank of Commerce Dynamic Roll LME Copper Excess Return Index 2	0.27%	Monthly	12,000	February–2024	USD 1,185,511	$–	$11,061	$11,061

Morgan Stanley and Co. International PLC	Receive	S&P GSCI Aluminum Dynamic Index Excess Return	0.30	Monthly	19,800	July–2024	USD 1,983,906	–	63,833	63,833

Subtotal – Appreciation								–	74,894	74,894

Commodity Risk

Barclays Bank PLC	Receive	Barclays Commodity Strategy 1756 Excess Return Index	0.42	Monthly	82,650	March–2024	USD 17,783,718	–	(5,471)	(5,471)

Macquarie Bank Ltd.	Receive	Macquarie F6 Carry Alpha Index	0.32	Monthly	176,230	April–2024	USD 50,675,395	–	(21,342)	(21,342)

Subtotal – Depreciation								–	(26,813)	(26,813)

Total – Total Return Swap Agreements								$–	$48,081	$48,081

(a)	Open Over-The-Counter Total Return Swap Agreements are collateralized by cash held with the swap Counterparties in the amount of $1,379,706.
(b)	The Fund receives or pays payments based on any positive or negative return on the Reference Entity, respectively.
(c)	The Reference Entity Components table below includes additional information regarding the underlying components of certain reference entities that are not publicly available.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

10	Invesco Macro Allocation Strategy Fund

Open Over-The-Counter Total Return Swap Agreements(a)(b)

Counterparty	Pay/ Receive	Reference Entity	Floating Rate Index	Payment Frequency	Number of Contracts	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)

Equity Risk

BNP Paribas S.A.	Receive	MSCI EAFE Minimum Volatility Index	SOFR + 0.230%	Monthly	2,370	November–2023	USD	4,661,221	$–	$(99,943)	$(99,943)

BNP Paribas S.A.	Receive	MSCI EAFE Momentum Index	SOFR + 0.190%	Monthly	20	November–2023	USD	125,894	–	(3,540)	(3,540)

BNP Paribas S.A.	Receive	MSCI EAFE Momentum Index	SOFR + 0.190%	Monthly	735	November–2023	USD	4,626,612	–	(130,095)	(130,095)

BNP Paribas S.A.	Receive	MSCI EAFE Quality Index	SOFR + 0.270%	Monthly	35	November–2023	USD	156,735	–	(5,563)	(5,563)

BNP Paribas S.A.	Receive	MSCI EAFE Quality Index	SOFR + 0.270%	Monthly	1,010	November–2023	USD	4,522,911	–	(160,529)	(160,529)

BNP Paribas S.A.	Receive	MSCI Emerging Markets Minimum Volatility Index	SOFR + 0.640%	Monthly	300	March–2024	USD	549,177	–	(14,544)	(14,544)

Goldman Sachs International	Receive	Invesco Emerging Markets + Korea Large Cap Broad Price Momentum Index	SOFR + 0.560%	Monthly	10	November–2023	USD	65,085	–	(2,435)	(2,435)

J.P. Morgan Chase Bank, N.A.	Receive	Invesco Emerging Markets + Korea Large Cap Broad Price Momentum Index	SOFR + 0.560%	Monthly	10	November–2023	USD	65,085	–	(2,435)	(2,435)

J.P. Morgan Chase Bank, N.A.	Receive	Invesco Emerging Markets + Korea Large Cap Broad Price Momentum Index	SOFR + 0.580%	Monthly	30	January–2024	USD	195,255	–	(7,305)	(7,305)

J.P. Morgan Chase Bank, N.A.	Receive	Invesco Emerging Markets + Korea Large Cap Broad Price Momentum Index	SOFR + 0.640%	Monthly	60	November–2023	USD	390,511	–	(14,610)	(14,610)

J.P. Morgan Chase Bank, N.A.	Receive	Invesco Emerging Markets + Korea Large Cap Broad Price Momentum Index	SOFR + 0.640%	Monthly	368	March–2024	USD	2,395,132	–	(89,607)	(89,607)

J.P. Morgan Chase Bank, N.A.	Receive	Invesco Emerging Markets + Korea Large Cap Broad Price Momentum Index	SOFR + 0.670%	Monthly	60	April–2024	USD	390,511	–	(14,610)	(14,610)

J.P. Morgan Chase Bank, N.A.	Receive	Invesco Emerging Markets + Korea Large Cap Broad Price Momentum Index	SOFR + 0.680%	Monthly	90	February–2024	USD	585,766	–	(21,915)	(21,915)

J.P. Morgan Chase Bank, N.A.	Receive	Invesco Emerging Markets + Korea Large Cap Broad Price Momentum Index	SOFR + 0.680%	Monthly	472	February–2024	USD	3,072,017	–	(114,931)	(114,931)

J.P. Morgan Chase Bank, N.A.	Receive	Invesco U.S. Large Cap Broad Price Momentum Total Return Index	SOFR + 0.280%	Monthly	632	November–2023	USD	4,771,341	–	(173,597)	(173,597)

J.P. Morgan Chase Bank, N.A.	Receive	Invesco U.S. Large Cap Broad Quality Total Return Index	SOFR + 0.440%	Monthly	455	April–2024	USD	4,626,071	–	(33,778)	(33,778)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

11	Invesco Macro Allocation Strategy Fund

Open Over-The-Counter Total Return Swap Agreements(a)(b)–(continued)

Counterparty	Pay/ Receive	Reference Entity	Floating Rate Index	Payment Frequency	Number of Contracts	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)

J.P. Morgan Chase Bank, N.A.	Receive	Invesco U.S. Low Volatility Total Return Index	SOFR + 0.280%	Monthly	755	November–2023	USD	4,693,080	$–	$(56,023)	$(56,023)

J.P. Morgan Chase Bank, N.A.	Receive	MSCI Emerging Markets Minimum Volatility Index	SOFR + 0.530%	Monthly	30	November–2023	USD	54,918	–	(1,454)	(1,454)

J.P. Morgan Chase Bank, N.A.	Receive	MSCI Emerging Markets Minimum Volatility Index	SOFR + 0.690%	Monthly	2,737	February–2024	USD	5,010,325	–	(132,690)	(132,690)

J.P. Morgan Chase Bank, N.A.	Receive	MSCI Emerging Markets Minimum Volatility Index	SOFR + 0.690%	Monthly	483	March–2024	USD	884,175	–	(23,416)	(23,416)

Merrill Lynch International	Receive	MSCI Emerging Markets Minimum Volatility Index	SOFR + 0.530%	Monthly	120	November–2023	USD	219,671	–	(5,818)	(5,818)

Merrill Lynch International	Receive	MSCI Emerging Markets Minimum Volatility Index	SOFR + 0.530%	Monthly	190	November–2023	USD	347,812	–	(9,211)	(9,211)

Merrill Lynch International	Receive	MSCI Emerging Markets Minimum Volatility Index	SOFR + 0.570%	Monthly	60	February–2024	USD	109,835	–	(2,909)	(2,909)

Total – Total Return Swap Agreements									$–	$(1,120,958)	$(1,120,958)

(a)	Open Over-The-Counter Total Return Swap Agreements are collateralized by cash held with the swap Counterparties in the amount of $1,379,706.
(b)	The Fund receives or pays payments based on any positive or negative return on the Reference Entity, respectively.

Reference Entity Components

Reference Entity	Underlying Components	Percentage

Canadian Imperial Bank of Commerce Dynamic Roll LME Copper Excess Return Index 2

	Long Futures Contracts

	Copper	100%

S&P GSCI Aluminum Dynamic Roll Index Excess Return

	Long Futures Contracts

	Aluminum	100%

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

12	Invesco Macro Allocation Strategy Fund

Reference Entity Components–(continued)
Reference Entity	Underlying Components	Percentage

Barclays Commodity Strategy 1756 Excess Return Index

	Long Futures Contracts

	Aluminum	4.14%

	Brent Crude	8.15

	Coffee	3.06

	Corn	4.20

	Cotton	1.55

	Gas Oil	2.87

	Gasoline	2.22

	Gold	15.12

	Heating Oil	2.16

	Kansas Wheat	1.39

	Lead	0.91

	Lean Hogs	1.56

	Live Cattle	3.93

	Natural Gas	9.04

	Nickel	1.85

	Silver	4.54

	Soybean Meal	3.12

	Soybean Oil	2.73

	Soybeans	5.26

	Sugar	3.72

	US Copper	5.05

	Wheat	2.16

	WTI Crude	8.87

	Zinc	2.40

	Total	100%

Macquarie F6 Carry Alpha Index

	Long Futures Contracts

	Aluminum	4.26%

	Coffee ’C’	2.55%

	Copper	5.48%

	Corn	8.19%

	Cotton No.2	1.23%

	Heating Oil	3.29%

	KC HRW Wheat	2.59%

	Lean Hogs	2.86%

	Live Cattle	5.23%

	Low Sulphur Gasoil	4.26%

	Natural Gas	15.16%

	Nickel	3.88%

	RBOB Gasoline	3.21%

	Soybean Meal	4.46%

	Soybean Oil	4.45%

	Soybeans	7.70%

	Sugar No.11	3.23%

	Wheat	4.27%

	WTI Crude	10.58%

	Zinc	3.12%

	Total	100%

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

13	Invesco Macro Allocation Strategy Fund

Abbreviations:

SOFR –Secured Overnight Financing Rate

USD –U.S. Dollar

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

14	Invesco Macro Allocation Strategy Fund

Consolidated Statement of Assets and Liabilities

October 31, 2023

Assets:
Investments in unaffiliated securities, at value (Cost $47,152,952)	$47,411,166

Investments in affiliates, at value (Cost $88,989,068)	88,994,404

Other investments:
Variation margin receivable – non-LME futures contracts	32,590

Unrealized appreciation on LME futures contracts	65,225

Unrealized appreciation on swap agreements – OTC	74,894

Deposits with brokers:
Cash collateral – exchange-traded futures contracts	8,320,000

Cash collateral – exchange-traded options contracts	4,095,000

Cash collateral – OTC Derivatives	1,379,706

Foreign currencies, at value (Cost $639)	621

Receivable for:
Fund shares sold	108

Dividends	393,009

Interest	6,836

Investment for trustee deferred compensation and retirement plans	20,913

Other assets	53,349

Total assets	150,847,821

Liabilities:
Other investments:
Swaps payable – OTC	96,255

Unrealized depreciation on swap agreements – OTC	1,147,771

Payable for:
Fund shares reacquired	193

Accrued fees to affiliates	29,020

Accrued trustees’ and officers’ fees and benefits	315

Accrued other operating expenses	80,835

Trustee deferred compensation and retirement plans	23,050

Total liabilities	1,377,439

Net assets applicable to shares outstanding	$149,470,382

Net assets consist of:
Shares of beneficial interest	$157,923,734

Distributable earnings (loss)	(8,453,352)

$149,470,382

Net Assets:
Class A	$1,277,570

Class C	$177,547

Class R	$82,445

Class Y	$3,454,770

Class R5	$7,148

Class R6	$144,470,902

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	172,234

Class C	24,457

Class R	11,164

Class Y	459,853

Class R5	952

Class R6	19,260,453

Class A:
Net asset value per share	$7.42

Maximum offering price per share
(Net asset value of $7.42 ÷ 94.50%)	$7.85

Class C:
Net asset value and offering price per share	$7.26

Class R:
Net asset value and offering price per share	$7.38

Class Y:
Net asset value and offering price per share	$7.51

Class R5:
Net asset value and offering price per share	$7.51

Class R6:
Net asset value and offering price per share	$7.50

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

15	Invesco Macro Allocation Strategy Fund

Consolidated Statement of Operations

For the year ended October 31, 2023

Investment income:
Interest	$2,887,203

Dividends	609

Dividends from affiliates (includes net securities lending income of $ 11,484)	4,148,335

Total investment income	7,036,147

Expenses:
Advisory fees	1,696,608

Administrative services fees	21,591

Custodian fees	69,950

Distribution fees:
Class A	3,325

Class C	1,833

Class R	631

Transfer agent fees – A, C, R and Y	6,688

Transfer agent fees – R5	2

Transfer agent fees – R6	44,636

Trustees’ and officers’ fees and benefits	16,879

Registration and filing fees	78,991

Reports to shareholders	10,132

Professional services fees	79,466

Other	16,103

Total expenses	2,046,835

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(278,840)

Net expenses	1,767,995

Net investment income	5,268,152

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(3,344,884)

Affiliated investment securities	272

Foreign currencies	(58,275)

Futures contracts	(9,070,230)

Swap agreements	5,810,014

(6,663,103)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(11,776)

Affiliated investment securities	2,084

Foreign currencies	1,350

Futures contracts	1,166,467

Swap agreements	(1,871,199)

(713,074)

Net realized and unrealized gain (loss)	(7,376,177)

Net increase (decrease) in net assets resulting from operations	$(2,108,025)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

16	Invesco Macro Allocation Strategy Fund

Consolidated Statement of Changes in Net Assets

For the years ended October 31, 2023 and 2022

	2023	2022

Operations:
Net investment income (loss)	$5,268,152	$(851,859)

Net realized gain (loss)	(6,663,103)	(21,320,150)

Change in net unrealized appreciation (depreciation)	(713,074)	1,267,440

Net increase (decrease) in net assets resulting from operations	(2,108,025)	(20,904,569)

Distributions to shareholders from distributable earnings:
Class A	–	(169,053)

Class C	–	(19,921)

Class R	–	(10,162)

Class Y	–	(529,967)

Class R5	–	(796)

Class R6	–	(22,091,201)

Total distributions from distributable earnings	–	(22,821,100)

Share transactions–net:
Class A	(109,285)	(225,349)

Class C	(14,558)	(122,716)

Class R	(42,383)	(1,478)

Class Y	(756,813)	(619,490)

Class R6	(3,614,708)	(51,010,922)

Net increase (decrease) in net assets resulting from share transactions	(4,537,747)	(51,979,955)

Net increase (decrease) in net assets	(6,645,772)	(95,705,624)

Net assets:
Beginning of year	156,116,154	251,821,778

End of year	$149,470,382	$156,116,154

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

17	Invesco Macro Allocation Strategy Fund

Consolidated Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets	Portfolio turnover(c)
Class A
Year ended 10/31/23	$7.54	$0.24	$(0.36)	$(0.12)	$ –	$ –	$ –	$7.42	(1.59)%	$ 1,278	1.39%		1.67%		3.17%	20%
Year ended 10/31/22	9.16	(0.05)	(0.76)	(0.81)	(0.49)	(0.32)	(0.81)	7.54	(9.88)	1,411	1.41		1.58		(0.67)	104
Year ended 10/31/21	8.18	(0.12)	1.10	0.98	–	–	–	9.16	11.98	1,982	1.42		1.62		(1.36)	86
Year ended 10/31/20	9.47	(0.06)	(0.56)	(0.62)	(0.67)	–	(0.67)	8.18	(7.02)	2,111	1.38		1.85		(0.75)	120
Year ended 10/31/19	8.81	0.08	0.60	0.68	(0.02)	–	(0.02)	9.47	7.67	4,982	1.37	(d)	2.12	(d)	0.87 (d)	0
Class C
Year ended 10/31/23	7.43	0.18	(0.35)	(0.17)	–	–	–	7.26	(2.29)	178	2.14		2.42		2.42	20
Year ended 10/31/22	8.98	(0.11)	(0.77)	(0.88)	(0.35)	(0.32)	(0.67)	7.43	(10.66)	197	2.16		2.33		(1.42)	104
Year ended 10/31/21	8.08	(0.19)	1.09	0.90	–	–	–	8.98	11.14	364	2.17		2.37		(2.11)	86
Year ended 10/31/20	9.30	(0.13)	(0.54)	(0.67)	(0.55)	–	(0.55)	8.08	(7.61)	828	2.13		2.60		(1.50)	120
Year ended 10/31/19	8.71	0.01	0.58	0.59	(0.00)	–	(0.00)	9.30	6.82	3,329	2.12	(d)	2.87	(d)	0.12 (d)	0
Class R
Year ended 10/31/23	7.52	0.22	(0.36)	(0.14)	–	–	–	7.38	(1.86)	82	1.64		1.92		2.92	20
Year ended 10/31/22	9.12	(0.07)	(0.76)	(0.83)	(0.45)	(0.32)	(0.77)	7.52	(10.11)	127	1.66		1.83		(0.92)	104
Year ended 10/31/21	8.17	(0.15)	1.10	0.95	–	–	–	9.12	11.63	151	1.67		1.87		(1.61)	86
Year ended 10/31/20	9.44	(0.08)	(0.56)	(0.64)	(0.63)	–	(0.63)	8.17	(7.22)	98	1.63		2.10		(1.00)	120
Year ended 10/31/19	8.80	0.06	0.59	0.65	(0.01)	–	(0.01)	9.44	7.41	128	1.62	(d)	2.37	(d)	0.62 (d)	0
Class Y
Year ended 10/31/23	7.61	0.26	(0.36)	(0.10)	–	–	–	7.51	(1.31)	3,455	1.14		1.42		3.42	20
Year ended 10/31/22	9.25	(0.03)	(0.77)	(0.80)	(0.52)	(0.32)	(0.84)	7.61	(9.70)	4,275	1.16		1.33		(0.42)	104
Year ended 10/31/21	8.25	(0.10)	1.10	1.00	–	–	–	9.25	12.12	5,934	1.17		1.37		(1.11)	86
Year ended 10/31/20	9.54	(0.04)	(0.55)	(0.59)	(0.70)	–	(0.70)	8.25	(6.66)	10,377	1.13		1.60		(0.50)	120
Year ended 10/31/19	8.87	0.10	0.60	0.70	(0.03)	–	(0.03)	9.54	7.88	17,768	1.12	(d)	1.87	(d)	1.12 (d)	0
Class R5
Year ended 10/31/23	7.62	0.26	(0.37)	(0.11)	–	–	–	7.51	(1.44)	7	1.14		1.32		3.42	20
Year ended 10/31/22	9.26	(0.03)	(0.77)	(0.80)	(0.52)	(0.32)	(0.84)	7.62	(9.69)	7	1.16		1.27		(0.42)	104
Year ended 10/31/21	8.26	(0.10)	1.10	1.00	–	–	–	9.26	12.11	9	1.17		1.22		(1.11)	86
Year ended 10/31/20	9.54	(0.04)	(0.54)	(0.58)	(0.70)	–	(0.70)	8.26	(6.55)	8	1.13		1.58		(0.50)	120
Year ended 10/31/19	8.88	0.11	0.58	0.69	(0.03)	–	(0.03)	9.54	7.76	9	1.12	(d)	1.83	(d)	1.12 (d)	0
Class R6
Year ended 10/31/23	7.60	0.26	(0.36)	(0.10)	–	–	–	7.50	(1.32)	144,471	1.14		1.32		3.42	20
Year ended 10/31/22	9.24	(0.03)	(0.77)	(0.80)	(0.52)	(0.32)	(0.84)	7.60	(9.72)	150,099	1.16		1.27		(0.42)	104
Year ended 10/31/21	8.23	(0.10)	1.11	1.01	–	–	–	9.24	12.27	243,382	1.17		1.22		(1.11)	86
Year ended 10/31/20	9.53	(0.04)	(0.56)	(0.60)	(0.70)	–	(0.70)	8.23	(6.77)	169,884	1.13		1.58		(0.50)	120
Year ended 10/31/19	8.86	0.10	0.60	0.70	(0.03)	–	(0.03)	9.53	7.89	244	1.12	(d)	1.83	(d)	1.12 (d)	0

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return. Estimated acquired fund fees from underlying funds was 0.11% for the year ended October 31, 2019.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

18	Invesco Macro Allocation Strategy Fund

Notes to Consolidated Financial Statements

October 31, 2023

NOTE 1–Significant Accounting Policies

Invesco Macro Allocation Strategy Fund (the “Fund”), is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these consolidated financial statements pertains only to the Fund and the Invesco Cayman Commodity Fund V Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund will seek to gain exposure to the commodity markets primarily through investments in the Subsidiary. The Subsidiary was organized by the Fund to invest in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Fund may invest up to 25% of its total assets in the Subsidiary.

The Fund’s investment objective is to seek a positive absolute return over a complete economic and market cycle.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the

19	Invesco Macro Allocation Strategy Fund

inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Consolidated Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Consolidated Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders.

Therefore, no provision for federal income taxes is recorded in the consolidated financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Foreign Withholding Taxes – The Fund is subject to foreign withholding tax imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Fund may file withholding tax refunds in certain jurisdictions to seek to recover a portion of amounts previously withheld. The Fund will record a receivable for such tax refunds based on several factors including; an assessment of a jurisdiction’s legal obligation to pay reclaims, administrative practices and payment history. Any receivables recorded will be shown under receivables for Foreign withholding tax claims on the Consolidated Statement of Assets and Liabilities. There is no guarantee that the Fund will receive refunds applied for in a timely manner or at all.

As a result of recent court rulings in certain countries across the European Union, tax refunds for previously withheld taxes on dividends earned in those countries have been received by investment companies. Any tax refund payments are reflected as Foreign withholding tax claims in the Consolidated Statement of Operations, and any related interest is included in Interest income. The Fund may incur fees paid to third party providers that assist in the recovery of the tax reclaims. These fees are reflected on the Consolidated Statement of Operations as Professional services fees, if any. In the event tax refunds received by the Fund during the fiscal year exceed the foreign withholding taxes paid by the Fund for the year, and the Fund previously passed foreign tax credits on to its shareholders, the Fund intends to enter into a closing agreement with the Internal Revenue Service in order to pay the associated liability on behalf of the Funds’ shareholders. For the year ended October 31, 2023, the Fund did not enter into any closing agreements.

G.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

H.

Accounting Estimates – The financial statements are prepared on a consolidated basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. The accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. All inter-company accounts and transactions have been eliminated in consolidation.

In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.

I.	Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust, and under the Subsidiary’s

20	Invesco Macro Allocation Strategy Fund

organizational documents, the directors and officers of the Subsidiary, are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund and/or the Subsidiary, respectively. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.

Structured Securities – The Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of underlying securities, currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most structured securities are fixed-income securities that have maturities of three years or less. Structured securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument.

Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instruments. In addition to the credit risk of structured securities and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Changes in the daily value of structured securities are recorded as unrealized gains (losses) in the Consolidated Statement of Operations. When the structured securities mature or are sold, the Fund recognizes a realized gain (loss) on the Consolidated Statement of Operations.

K.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Consolidated Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliates on the Consolidated Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Consolidated Statement of Assets and Liabilities.

The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended October 31, 2023, the Fund paid the Adviser $1,099 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliates on the Consolidated Statement of Operations.

L.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Consolidated Statement of Operations.

M.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.

N.

Futures Contracts – The Fund may enter into futures contracts to equitize the Fund’s cash holdings or to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying instrument or asset. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made on non-LME futures contracts depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. For LME contracts, subsequent or

21	Invesco Macro Allocation Strategy Fund

variation margin payments are not made and the value of the contracts is presented as unrealized appreciation or depreciation on the Consolidated Statement of Assets and Liabilities. When LME or non-LME contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. For settlement of LME commodity futures contracts, cash is not transferred until the settled futures contracts expire. Net realized gains or losses on LME contracts which have been closed out but for which the contract has not yet expired are reflected as a receivable or payable on the Consolidated Statements of Assets and Liabilities. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.

O.

Call Options Purchased and Written – The Fund may write covered call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Consolidated Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Consolidated Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

P.

Put Options Purchased and Written – The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Consolidated Statement of Assets and Liabilities. Realized and unrealized gains and losses on put options purchased and put options written are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities and Option contracts written, respectively. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

Q.

Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency, commodity or credit risk. Such transactions are agreements between Counterparties. These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s net asset value (“NAV”) per share over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. Cash held as collateral is recorded as deposits with brokers on the Consolidated Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations, which could result in the Fund accruing additional expenses. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) includes credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the Counterparty. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

22	Invesco Macro Allocation Strategy Fund

R.

Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

S.

Other Risks - The Fund will seek to gain exposure to commodity markets primarily through an investment in the Subsidiary and through investments in exchange-traded funds and commodity-linked derivatives. The Subsidiary, unlike the Fund, may invest without limitation in commodities, commodity-linked derivatives and other securities, such as exchange-traded and commodity-linked notes, that may provide leveraged and non-leveraged exposure to commodity markets. The Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.

Increases in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal redemptions by shareholders, which could potentially increase the Fund’s portfolio turnover rate and transaction costs.

Policy changes by the U.S. government or its regulatory agencies and political events within the U.S. and abroad may, among other things, affect investor and consumer confidence and increase volatility in the financial markets, perhaps suddenly and to a significant degree, which may adversely impact the Fund’s operations, universe of potential investment options, and return potential.

Obligations of U.S. Government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the U.S. Government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser less the amount paid by the Subsidiary to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $ 250 million	1.100%
Next $250 million	1.080%
Next $500 million	1.050%
Next $1.5 billion	1.030%
Next $2.5 billion	1.000%
Next $2.5 billion	0.980%
Next $2.5 billion	0.950%
Over $10 billion	0.930%

For the year ended October 31, 2023, the effective advisory fee rate incurred by the Fund was 1.10%.

The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays an advisory fee to the Adviser based on the annual rate of the Subsidiary’s average daily net assets as set forth in the table above.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least February 28, 2025, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.44%, 2.19%, 1.69%, 1.19%, 1.19% and 1.19%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of a Fund directly, but are fees and expenses, including management fees, of the investment companies in which a Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the expense limits above. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2025. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2025, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended October 31, 2023, the Adviser waived advisory fees of $227,262 and reimbursed class level expenses of $1,671, $230, $158, $4,630, $2 and $44,636 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2023, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2023, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of

23	Invesco Macro Allocation Strategy Fund

Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2023, expenses incurred under the Plans are shown in the Consolidated Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2023, IDI advised the Fund that IDI retained $230 in front-end sales commissions from the sale of Class A shares and $0 and $0 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1	-	Prices are determined using quoted prices in an active market for identical assets.
Level 2	-	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3	-	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

U.S. Treasury Securities	$–	$46,108,266	$–	$46,108,266

Exchange-Traded Funds	6,490,710	–	–	6,490,710

Money Market Funds	82,503,694	–	–	82,503,694

Options Purchased	1,302,900	–	–	1,302,900

Total Investments in Securities	90,297,304	46,108,266	–	136,405,570

Other Investments - Assets*

Futures Contracts	4,423,046	–	–	4,423,046

Swap Agreements	–	74,894	–	74,894

	4,423,046	74,894	–	4,497,940

Other Investments - Liabilities*

Futures Contracts	(2,081,082)	–	–	(2,081,082)

Swap Agreements	–	(1,147,771)	–	(1,147,771)

	(2,081,082)	(1,147,771)	–	(3,228,853)

Total Other Investments	2,341, 964	(1,072,877)	–	1,269,087

Total Investments	$92,639,268	$45,035,389	$–	$137,674,657

*	Unrealized appreciation (depreciation).

NOTE 4–Derivative Investments

The Fund may enter into an ISDA Master Agreement under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Consolidated Statement of Assets and Liabilities.

24	Invesco Macro Allocation Strategy Fund

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2023:

	Value
Derivative Assets	Commodity Risk	Equity Risk	Interest Rate Risk	Total

Unrealized appreciation on futures contracts – Exchange-Traded(a)	$1,463,717	$2,673,822	$285,507	$4,423,046

Unrealized appreciation on swap agreements – OTC	74,894	–	–	74,894

Options purchased, at value – Exchange-Traded(b)	–	1,302,900	–	1,302,900

Total Derivative Assets	1,538,611	3,976,722	285,507	5,800,840

Derivatives not subject to master netting agreements	(1,463,717)	(3,976,722)	(285,507)	(5,725,946)

Total Derivative Assets subject to master netting agreements	$74,894	$–	$–	$74,894

	Value
Derivative Liabilities	Commodity Risk	Equity Risk	Interest Rate Risk	Total

Unrealized depreciation on futures contracts – Exchange-Traded(a)	$(541,966)	$(1,133,820)	$(405,296)	$(2,081,082)

Unrealized depreciation on swap agreements – OTC	(26,813)	(1,120,958)	–	(1,147,771)

Total Derivative Liabilities	(568,779)	(2,254,778)	(405,296)	(3,228,853)

Derivatives not subject to master netting agreements	541,966	1,133,820	405,296	2,081,082

Total Derivative Liabilities subject to master netting agreements	$(26,813)	$(1,120,958)	$–	$(1,147,771)

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Consolidated Statement of Assets and Liabilities.
(b)	Options purchased, at value as reported in the Consolidated Schedule of Investments.

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of October 31, 2023.

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Swap Agreements	Swap Agreements	Net Value of Derivatives	Non-Cash	Cash	Net Amount(a)

Fund
BNP Paribas S.A.	$–	$ (443,732)	$ (443,732)	$–	$420,000	$(23,732)

Goldman Sachs International	–	(2,594)	(2,594)	–	–	(2,594)

J.P. Morgan Chase Bank, N.A.	–	(744,571)	(744,571)	–	744,571	–

Merrill Lynch International	–	(19,586)	(19,586)	–	–	(19,586)

Subtotal - Fund	–	(1,210,483)	(1,210,483)	–	1,164,571	(45,912)

Subsidiary
Barclays Bank PLC	–	(8,684)	(8,684)	–	–	(8,684)

Canadian Imperial Bank of Commerce	11,061	(181)	10,880	–	–	10,880

Macquarie Bank Ltd.	–	(24,422)	(24,422)	–	–	(24,422)

Morgan Stanley and Co. International PLC	63,833	(256)	63,577	–	–	63,577

Subtotal - Subsidiary	74,894	(33,543)	41,351	–	–	41,351

Total	$74,894	$(1,244,026)	$(1,169,132)	$–	$1,164,571	$(4,561)

(a)	The Fund and the Subsidiary are recognized as separate legal entities and as such are subject to separate netting arrangements with the Counterparty.

Effect of Derivative Investments for the year ended October 31, 2023

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Consolidated Statement of Operations
	Commodity Risk	Equity Risk	Interest Rate Risk	Total

Realized Gain (Loss):
Futures contracts	$(4,795,450)	$(556,497)	$(3,718,283)	$(9,070,230)

Options purchased(a)	-	(3,322,097)	-	(3,322,097)

Swap agreements	2,378,372	3,431,642	-	5,810,014

25	Invesco Macro Allocation Strategy Fund

	Location of Gain (Loss) on Consolidated Statement of Operations
	Commodity Risk	Equity Risk	Interest Rate Risk	Total

Change in Net Unrealized Appreciation (Depreciation):

Futures contracts	$51,634	$(259,270)	$1,374,103	$1,166,467

Options purchased(a)	-	(71,816)	-	(71,816)

Swap agreements	283,207	(2,154,406)	-	(1,871,199)

Total	$(2,082,237)	$(2,932,444)	$(2,344,180)	$(7,358,861)

(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) of investment securities.

The table below summarizes the average notional value of derivatives held during the period.

	Futures Contracts	Index Options Purchased	Swap Agreements

Average notional value	$161,997,635	$33,300,917	$113,391,371

Average contracts	–	218	–

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2023, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $251.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2023 and 2022:

	2023	2022

Ordinary income*	$–	$22,821,100

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2023

Undistributed ordinary income	$2,421,546

Net unrealized appreciation (depreciation) – investments	(1,026,772)

Net unrealized appreciation – foreign currencies	317

Temporary book/tax differences	(19,238)

Capital loss carryforward	(9,829,205)

Shares of beneficial interest	157,923,734

Total net assets	$149,470,382

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to derivative instruments and subsidiary differences.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

26	Invesco Macro Allocation Strategy Fund

The Fund has a capital loss carryforward as of October 31, 2023, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$5,034,386	$4,794,819	$9,829,205

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2023 was $8,870,727 and $3,768,061, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$2,216,339

Aggregate unrealized (depreciation) of investments	(3,243,111)

Net unrealized appreciation (depreciation) of investments	$(1,026,772)

Cost of investments for tax purposes is $138,701,429.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, derivative instruments and income from the subsidiary, on October 31, 2023, undistributed net investment income was decreased by $975,419, undistributed net realized gain (loss) was increased by $1,898,997 and shares of beneficial interest was decreased by $923,578. This reclassification had no effect on the net assets of the Fund.

NOTE 11–Share Information

	Summary of Share Activity

	Year ended October 31, 2023(a)		Year ended October 31, 2022
	Shares	Amount	Shares	Amount

Sold:
Class A	37,042	$275,645	37,914	$298,375

Class C	6,268	45,715	4,285	33,815

Class R	1,726	12,759	4,722	37,670

Class Y	23,587	176,838	20,824	167,103

Class R6	1,752,205	13,095,257	297,557	2,446,746

Issued as reinvestment of dividends:
Class A	-	-	16,258	138,513

Class C	-	-	2,045	17,284

Class R	-	-	1,107	9,432

Class Y	-	-	56,522	484,963

Class R6	-	-	2,577,644	22,090,405

Automatic conversion of Class C shares to Class A shares:
Class A	3,726	27,617	7,936	65,455

Class C	(3,795)	(27,617)	(8,047)	(65,455)

Reacquired:
Class A	(55,710)	(412,547)	(91,257)	(727,692)

Class C	(4,476)	(32,656)	(12,373)	(108,360)

Class R	(7,412)	(55,142)	(5,484)	(48,580)

Class Y	(125,196)	(933,651)	(157,159)	(1,271,556)

Class R6	(2,233,900)	(16,709,965)	(9,470,381)	(75,548,073)

Net increase (decrease) in share activity	(605,935)	$(4,537,747)	(6,717,887)	$(51,979,955)

(a)	97% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

27	Invesco Macro Allocation Strategy Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco Macro Allocation Strategy Fund

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Invesco Macro Allocation Strategy Fund and its subsidiary (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), referred to hereafter as the “Fund”)as of October 31, 2023, the related consolidated statement of operations for the year ended October 31, 2023, the consolidated statement of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the consolidated financial highlights for each of the five years in the period ended October 31, 2023 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2023 and the financial highlights for each of the five years in the period ended October 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

December 21, 2023

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

28	Invesco Macro Allocation Strategy Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2023 through October 31, 2023.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/23)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$996.00	$6.99	$1,018.20	$7.07	1.39%
Class C	1,000.00	991.80	10.74	1,014.42	10.87	2.14
Class R	1,000.00	993.30	8.24	1,016.94	8.34	1.64
Class Y	1,000.00	996.00	5.74	1,019.46	5.80	1.14
Class R5	1,000.00	997.30	5.54	1,019.66	5.60	1.10
Class R6	1,000.00	996.00	5.74	1,019.46	5.80	1.14

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2023 through October 31, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

29	Invesco Macro Allocation Strategy Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 13, 2023, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Macro Allocation Strategy Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2023. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

  The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees, that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the annual review process for the Invesco Funds’ investment advisory and sub-advisory contracts. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

    As part of the contract renewal process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior

Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 2, 2023 and June 13, 2023, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel. Also, as part of the contract renewal process, the independent Trustees reviewed and considered information provided in response to follow-up requests for information submitted by the independent Trustees to management. The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer.

    The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 13, 2023.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board considered recent senior management changes at Invesco and Invesco Advisers, including the appointment of new Co-Heads of Investments, that had been presented to and discussed with the Board. The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives valuation and compliance risks, and technology used to manage such risks. The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

    The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

    The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2022 to the performance of funds in the Broadridge performance universe and against the Bloomberg US Treasury Bellwethers 3 Month Index (Index). The Board noted that performance of Class Y shares of the Fund was in the fourth quintile of its performance universe for the one year period and the fifth quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class Y shares

30	Invesco Macro Allocation Strategy Fund

of the Fund was below the performance of the Index for the one, three and five year periods. The Board acknowledged limitations regarding the Broadridge data, in particular that differences may exist between a Fund’s investment objective, principal investment strategies and/or investment restrictions and those of its performance peer funds. The Board considered that the Fund’s tactical allocation negatively impacted Fund performance in periods of short-term volatility, and that the Fund’s defensive positioning did not perform as expected given the rising interest rate environment. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class Y shares of the Fund was the same as the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund-by-fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

    The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

    The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations. Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.

    The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D. Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board acknowledged the difficulty in calculating and measuring economies of scale at the individual fund level; noting that only indicative and estimated measures are available at the individual fund level and that such measures are subject to uncertainty. The Board considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually. The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits realized as to that Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts. The Board noted the cyclical and competitive nature of the global asset management industry.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

    The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

    The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

    The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.

    The Board also received information about commissions that an affiliated broker may receive for

31	Invesco Macro Allocation Strategy Fund

executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

32	Invesco Macro Allocation Strategy Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2023:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

33	Invesco Macro Allocation Strategy Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Chairman Emeritus, Invesco Ltd.; Trustee and Vice Chair, The Invesco Funds; and Member of Executive Board, SMU Cox School of Business

Formerly: Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Vice Chair, Investment Company Institute; Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			169	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Macro Allocation Strategy Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown – 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	169

Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit)

Formerly: President and Director

Director of Grahamtastic Connection (non-profit)

Cynthia Hostetler –1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	169	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School – Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	169	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Boad Member, First Financial Bankshares, Inc. Texas
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management – Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			169	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	169	Blue Hills Bank; Member and Chairman, Bentley University, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis – 1950 Trustee	2001	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	169	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco Macro Allocation Strategy Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			169	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	169	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	169	None
Daniel S. Vandivort – 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	169	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

T-3	Invesco Macro Allocation Strategy Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Glenn Brightman – 1972 President and Principal Executive Officer	2023

Chief Operating Officer, Americas, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds.

Formerly: Global Head of Finance, Invesco Ltd; Executive Vice President and Chief Financial Officer, Nuveen

			N/A	N/A
Melanie Ringold – 1975 Senior Vice President, Chief Legal Officer and Secretary	2023

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI SteelPath, Inc.; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Assistant Secretary, Invesco Distributors, Inc., Invesco Advisers, Inc., Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Chief Executive Officer, President and Executive Director, Invesco Ltd.; Senior Vice President, Invesco Group Services, Inc.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds and Trustee, Invesco Foundation, Inc.

Formerly: Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco Macro Allocation Strategy Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Tony Wong—1973 Senior Vice President	2023

Senior Managing Director, Invesco Ltd.; Director, Chairman, Chief Executive Officer and President, Invesco Advisers, Inc.; Director and Chairman, Invesco Private Capital, Inc., INVESCO Private Capital Investments, Inc. and INVESCO Realty, Inc.; Director, Invesco Senior Secured Management, Inc.; President, Invesco Managed Accounts, LLC and SNW Asset Management Corporation; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds; and Vice President, Invesco Advisers, Inc.

			N/A	N/A
Stephanie C. Butcher – 1971 Senior Vice President	2023	Senior Managing Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; Director and Chief Executive Officer, Invesco Asset Management Limited	N/A	N/A
Adrien Deberghes—1967 Principal Financial Officer, Treasurer and Senior Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Senior Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President, The Invesco Funds; Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5	Invesco Macro Allocation Strategy Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1331 Spring Street, NW, Suite 2500 Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Sidley Austin LLP 787 Seventh Avenue New York, NY 10019	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-6	Invesco Macro Allocation Strategy Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05426 and 033-19338 Invesco Distributors, Inc.	MAS-AR-1

Annual Report to Shareholders	October 31, 2023

Invesco Multi-Asset Income Fund

Nasdaq:

A: PIAFX ∎ C: PICFX ∎ R: PIRFX ∎ Y: PIYFX ∎ R5: IPNFX ∎ R6: PIFFX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

8	Schedule of Investments

32	Financial Statements

35	Financial Highlights

36	Notes to Financial Statements

45	Report of Independent Registered Public Accounting Firm

46	Fund Expenses

47	Approval of Investment Advisory and Sub-Advisory Contracts

50	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2023, Class A shares of Invesco Multi-Asset Income Fund (the Fund), at net asset value (NAV), underperformed the Custom Invesco Multi-Asset Income Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/22 to 10/31/23, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	3.87%
Class C Shares	3.08
Class R Shares	3.73
Class Y Shares	4.26
Class R5 Shares	4.13
Class R6 Shares	4.32
Bloomberg U.S. Aggregate Bond Index▼ (Broad Market Index)	0.36
Custom Invesco Multi-Asset Income Index∎ (Style-Specific Index)	4.41
Lipper Mixed-Asset Target Allocation Conservative Funds Index♦ (Peer Group Index)	2.90

Source(s): ▼RIMES Technologies Corp.; ∎Invesco, RIMES Technologies Corp.; ♦Lipper Inc.

Market conditions and your Fund

For the fiscal year ended October 31, 2023, the Fund at NAV reported positive absolute performance.

    The beginning of the fiscal year was headlined by the US Federal Reserve (the Fed) continuing its rapid tightening of monetary policy in an effort to combat inflation via higher interest rates, while simultaneously engineering a soft landing so as to not push the economy into a recession. The Fed aggressively raised its federal funds rate at the beginning of the fiscal year: a 0.75% hike in November 2022, its largest hike since 1994, a 0.50% hike in December and a 0.25% hike in January, to a target federal funds rate of 4.50% to 4.75%.1

    Risky assets managed to deliver gains in the first quarter of 2023 despite a tight labor market and solid economic growth indicating that the Fed’s monetary policy would remain tight for the foreseeable future. In March, significant volatility plagued both equity and bond markets as the failure of two US regional banks, Silicon Valley Bank and Signature Bank, prompted steep losses in the banking sector. The subsequent takeover of Credit Suisse and ongoing fear that bank troubles would spread pushed overall corporate spread premiums wider over the fiscal year. However, these issues did not seem to be systemic as policymakers responded swiftly, which calmed markets. The Fed, aiming to further stabilize markets, continued course with their hawkish policy with two 0.25% hikes in March and May to a target federal funds rate from 5.00% to 5.25%. Markets stabilized due to milder inflation data and better-than-expected corporate earnings.

    Through the second quarter of 2023, global economic growth remained resilient but bifurcated as emerging markets and Asian economies showed robust growth while developed western economies had sluggish yet positive growth. US labor markets maintained momentum with unemployment still at historic lows despite a slight uptick at the end of May. Inflation generally eased in developed economies, largely driven by moderation in the goods component of inflation. However, core inflation remained more stubborn and led to developed central banks to continue tightening, showcased by another 0.25% hike by the Fed in July, bringing the target rate from 5.25% to 5.50%, its highest level since June 2006.1 While rates remained elevated across all maturities on the yield curve, the two-year Treasury rates increased from 3.45% to 4.85% during the fiscal year, while 10-year Treasury rates increased from 3.53% to 4.48%.2

    At the end of the fiscal year, the yield curve remained inverted and despite higher rates and increased market volatility, US stocks had positive returns of 10.69%, as measured by the S&P 500 Index.3 Additionally, in August, US debt was downgraded by the Fitch credit rating agency from AAA to AA† on the premise of expected fiscal deterioration over the next three years.4

    The strategic allocation delivered strong results for the fiscal year due primarily to gains in equity. Equity exposure is gained through the use of equity-linked notes (ELNs). Technology was the top performing sector due to investor optimism around artificial intelligence (AI). Cyclical sectors like telecommunications, industrials and consumer discretionary also posted gains in line with the direction of broad equity markets. Exposure to more defensive sectors like utilities, financials, consumer staples and REITs detracted from performance. US preferred shares were the worst performing asset in the bunch due to their sensitivity to interest rate movements.

    In aggregate, strategic exposure to fixed-income detracted from results due to losses in US 30-Year Treasuries. This is in line with the prevailing market environment of aggressive interest rate hikes, which in turn puts downward pressure on prices for fixed-income securities. Generally, the higher the duration the higher the sensitivity of the security to rate increases. Emerging market debt and US high yield contributed to results amid resilient economic growth.

    The Fund’s tactical positioning, expressed through the use of exchange-traded futures, was negative for the fiscal year. In general, the portfolio’s short bond positions produced a contribution, but this performance was not enough to offset the detraction from equities, which struggled with frequent and continuous change in tactical signals.

    Please note that our strategy utilizes derivative instruments that include futures. Therefore, some of the Fund’s performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    Thank you for your continued investment in Invesco Multi-Asset Income Fund.

1  Source: Federal Reserve of Economic Data

2  Source: US Department of the Treasury

3  Source: Lipper Inc.

4  Source: Fitch Ratings

† A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. Not Rated indicates the debtor was not rated and should not be interpreted as indicating low quality. For more information on S&P Global Ratings’ rating methodology, please visit spglobal.com and select ‘Understanding Credit Ratings’ under ‘About Ratings’ on the homepage. For more information on Moody’s rating methodology, please visit ratings.moodys.com and select ‘Rating Methodologies’ on the homepage.

2	Invesco Multi-Asset Income Fund

Portfolio manager(s):

Mark Ahnrud

John Burrello

Chris Devine

Scott Hixon

Peter Hubbard

Christian Ulrich

Scott Wolle - Lead

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco Multi-Asset Income Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 10/31/13

1  Source: Invesco, RIMES Technologies Corp.

2  Source: Lipper Inc.

3  Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco Multi-Asset Income Fund

Average Annual Total Returns
As of 10/31/23, including maximum applicable sales charges

Class A Shares
Inception (12/14/11)	2.44%
10 Years	1.77
5 Years	-1.56
1 Year	-1.89

Class C Shares
Inception (12/14/11)	2.40%
10 Years	1.73
5 Years	-1.17
1 Year	2.11

Class R Shares
Inception (12/14/11)	2.68%
10 Years	2.11
5 Years	-0.67
1 Year	3.73

Class Y Shares
Inception (12/14/11)	3.19%
10 Years	2.60
5 Years	-0.17
1 Year	4.26

Class R5 Shares
Inception (12/14/11)	3.18%
10 Years	2.59
5 Years	-0.20
1 Year	4.13

Class R6 Shares
Inception (9/24/12)	2.43%
10 Years	2.64
5 Years	-0.12
1 Year	4.32

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco Multi-Asset Income Fund

Supplemental Information

Invesco Multi-Asset Income Fund’s investment objective is to provide current income.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2023, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The Bloomberg U.S. Aggregate Bond Index is an unmanaged index considered representative of the US investment-grade, fixed-rate bond market.
∎

The Custom Invesco Multi-Asset Income Index comprises the following indexes: 60% Bloomberg U.S. Aggregate Bond Index and 40% MSCI World Index. The MSCI World Index is an unmanaged index considered representative of stocks of developed countries. The index return is computed using the net return, which withholds applicable taxes for non-resident investors.

∎	The Lipper Mixed-Asset Target Allocation Conservative Funds Index is an unmanaged index considered representative of mixed-asset target allocation conservative funds tracked by Lipper.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco Multi-Asset Income Fund

Fund Information

Portfolio Composition

By security type	% of total net assets

U.S. Dollar Denominated Bonds & Notes	37.45%

Equity Linked Notes	21.73

U.S. Treasury Securities	21.14

Preferred Stocks	6.28

Security Types Each Less Than 1% of Portfolio	0.83

Money Market Funds Plus Other Assets Less Liabilities	12.57

Top Five Debt Issuers*

		% of total net assets

1.	U.S. Treasury	21.14%

2.	Saudi Government International Bond	0.93

3.	Colombia Government International Bond	0.82

4.	Hungary Government International Bond	0.79

5.	Turkey Government International Bond	0.80

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of October 31, 2023.

7	Invesco Multi-Asset Income Fund

Schedule of Investments(a)

October 31, 2023

	Principal Amount	Value

U.S. Dollar Denominated Bonds & Notes–37.45%
Advertising–0.13%
Advantage Sales & Marketing, Inc., 6.50%, 11/15/2028(b)	$700,000	$571,508

Belo Corp., 7.25%, 09/15/2027	813,000	775,542

		1,347,050

Aerospace & Defense–0.44%
Boeing Co. (The), 2.75%, 02/01/2026	119,000	110,775

2.25%, 06/15/2026	59,000	53,538

Bombardier, Inc. (Canada), 7.50%, 02/01/2029(b)(c)	1,209,000	1,121,107

General Dynamics Corp., 3.25%, 04/01/2025	101,000	97,857

Howmet Aerospace, Inc., 5.90%, 02/01/2027(c)	444,000	438,265

5.95%, 02/01/2037	465,000	425,369

Rolls-Royce PLC (United Kingdom), 3.63%, 10/14/2025(b)	870,000	816,328

Spirit AeroSystems, Inc., 9.38%, 11/30/2029(b)(c)	454,000	466,794

TransDigm, Inc., 6.25%, 03/15/2026(b)	1,160,000	1,134,370

		4,664,403

Agricultural & Farm Machinery–0.05%
CNH Industrial Capital LLC, 4.55%, 04/10/2028	75,000	70,516

Deere & Co., 2.75%, 04/15/2025	125,000	120,293

Titan International, Inc., 7.00%, 04/30/2028	420,000	384,180

		574,989

Agricultural Products & Services–0.06%
Darling Ingredients, Inc., 5.25%, 04/15/2027(b)	622,000	592,433

Air Freight & Logistics–0.08%
Rand Parent LLC, 8.50%, 02/15/2030(b)(c)	955,000	873,000

Alternative Carriers–0.15%
Lumen Technologies, Inc., 4.00%, 02/15/2027(b)	2,307,000	1,559,324

Aluminum–0.05%
Kaiser Aluminum Corp., 4.50%, 06/01/2031(b)	400,000	296,077

Novelis Corp., 3.25%, 11/15/2026(b)	216,000	192,517

		488,594

Apparel Retail–0.19%
Gap, Inc. (The), 3.63%, 10/01/2029(b)(c)	975,000	745,949

3.88%, 10/01/2031(b)	935,000	672,483

Ross Stores, Inc., 0.88%, 04/15/2026	164,000	145,282

	Principal Amount	Value

Apparel Retail–(continued)
Victoria’s Secret & Co., 4.63%, 07/15/2029(b)(c)	$592,000	$435,900

		1,999,614

Apparel, Accessories & Luxury Goods–0.17%
G-III Apparel Group Ltd., 7.88%, 08/15/2025(b)(c)	635,000	629,836

Hanesbrands, Inc., 4.88%, 05/15/2026(b)(c)	495,000	455,345

Under Armour, Inc., 3.25%, 06/15/2026 (c)	752,000	685,590

		1,770,771

Application Software–0.19%
Adobe, Inc., 3.25%, 02/01/2025	100,000	97,412

Cloud Software Group, Inc., 6.50%, 03/31/2029(b)	308,000	270,704

9.00%, 09/30/2029(b)(c)	1,178,000	1,004,251

GoTo Group, Inc., 5.50%, 09/01/2027(b)	739,000	386,209

Open Text Holdings, Inc. (Canada), 4.13%, 12/01/2031(b)	317,000	249,366

		2,007,942

Asset Management & Custody Banks–0.06%
Ares Capital Corp., 2.88%, 06/15/2028	110,000	91,089

Brightsphere Investment Group, Inc., 4.80%, 07/27/2026	528,000	479,918

Legg Mason, Inc., 4.75%, 03/15/2026	59,000	57,578

		628,585

Automobile Manufacturers–0.57%
Ford Motor Credit Co. LLC, 2.30%, 02/10/2025(c)	607,000	573,858

4.69%, 06/09/2025	291,000	281,387

5.13%, 06/16/2025	682,000	664,219

4.13%, 08/04/2025	306,000	291,969

3.38%, 11/13/2025	811,000	757,602

4.39%, 01/08/2026	582,000	552,293

4.27%, 01/09/2027	605,000	560,405

6.80%, 05/12/2028(c)	813,000	811,465

General Motors Co., 6.13%, 10/01/2025	135,000	134,814

J.B. Poindexter & Co., Inc., 7.13%, 04/15/2026(b)	167,000	159,388

Jaguar Land Rover Automotive PLC (United Kingdom), 7.75%, 10/15/2025(b)	434,000	434,769

4.50%, 10/01/2027(b)	412,000	355,680

PM General Purchaser LLC, 9.50%, 10/01/2028(b)	239,000	224,893

Toyota Motor Credit Corp., 3.20%, 01/11/2027	100,000	93,213

1.15%, 08/13/2027	100,000	85,398

		5,981,353

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Multi-Asset Income Fund

	Principal Amount	Value

Automotive Parts & Equipment–0.35%
American Honda Finance Corp., 2.35%, 01/08/2027	$95,000	$85,831

Clarios Global L.P./Clarios US Finance Co., 8.50%, 05/15/2027(b)	719,000	709,257

Dana, Inc., 4.50%, 02/15/2032	283,000	221,938

IHO Verwaltungs GmbH (Germany), 7.13% PIK Rate, 6.38% Cash Rate, 05/15/2029(b)(d)	1,757,000	1,532,867

ZF North America Capital, Inc. (Germany), 4.75%, 04/29/2025(b)	1,182,000	1,141,695

		3,691,588

Automotive Retail–0.03%
Advance Auto Parts, Inc., 5.95%, 03/09/2028	60,000	56,138

Sonic Automotive, Inc., 4.63%, 11/15/2029(b)	250,000	208,449

		264,587

Broadcasting–0.45%
AMC Networks, Inc., 4.75%, 08/01/2025(c)	494,000	450,425

iHeartCommunications, Inc., 6.38%, 05/01/2026	490,000	399,893

8.38%, 05/01/2027	532,000	326,626

5.25%, 08/15/2027(b)(c)	443,000	325,074

Liberty Interactive LLC, 8.25%, 02/01/2030	710,000	182,828

Paramount Global, 3.70%, 06/01/2028	125,000	107,789

6.38%, 03/30/2062(c)(e)	1,182,000	870,980

Sinclair Television Group, Inc., 4.13%, 12/01/2030(b)	443,000	280,339

Univision Communications, Inc., 5.13%, 02/15/2025(b)	931,000	910,053

6.63%, 06/01/2027(b)	483,000	441,514

Videotron Ltd. (Canada), 5.13%, 04/15/2027(b)	411,000	382,908

		4,678,429

Broadline Retail–0.55%
Amazon.com, Inc., 3.30%, 04/13/2027(c)	150,000	140,572

1.65%, 05/12/2028	60,000	51,257

GrubHub Holdings, Inc., 5.50%, 07/01/2027(b)	289,000	212,853

Kohl’s Corp., 4.63%, 05/01/2031	840,000	575,316

Macy’s Retail Holdings LLC, 6.13%, 03/15/2032(b)(c)	1,569,000	1,297,563

Nordstrom, Inc., 4.00%, 03/15/2027(c)	456,000	403,051

6.95%, 03/15/2028	462,000	435,313

4.38%, 04/01/2030(c)	692,000	537,961

4.25%, 08/01/2031	578,000	424,084

QVC, Inc., 4.45%, 02/15/2025	445,000	383,694

4.75%, 02/15/2027	605,000	344,622

Rakuten Group, Inc. (Japan), 10.25%, 11/30/2024(b)	962,000	974,038

		5,780,324

	Principal Amount	Value

Building Products–0.43%
Builders FirstSource, Inc., 4.25%, 02/01/2032(b)	$591,000	$471,058

Cornerstone Building Brands, Inc., 6.13%, 01/15/2029(b)	269,000	196,918

JELD-WEN, Inc., 4.63%, 12/15/2025(b)	261,000	246,966

4.88%, 12/15/2027(b)(c)	991,000	841,035

Masonite International Corp., 5.38%, 02/01/2028(b)	543,000	500,676

3.50%, 02/15/2030(b)	546,000	432,982

Standard Industries, Inc., 5.00%, 02/15/2027(b)	630,000	583,025

4.75%, 01/15/2028(b)	967,000	866,490

4.38%, 07/15/2030(b)	509,000	416,353

		4,555,503

Cable & Satellite–0.93%
CCO Holdings LLC/CCO Holdings Capital Corp., 5.50%, 05/01/2026(b)(c)	969,000	925,067

5.13%, 05/01/2027(b)(c)	1,353,000	1,246,934

Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 4.91%, 07/23/2025	100,000	97,807

CSC Holdings LLC, 5.25%, 06/01/2024	440,000	411,799

7.50%, 04/01/2028(b)	411,000	263,845

5.75%, 01/15/2030(b)	452,000	237,187

4.63%, 12/01/2030(b)	765,000	388,495

4.50%, 11/15/2031(b)	371,000	245,381

5.00%, 11/15/2031(b)	320,000	163,881

DIRECTV Financing LLC/DIRECTV Financing Co-Obligor, Inc., 5.88%, 08/15/2027(b)	1,863,000	1,634,168

Discovery Communications LLC, 3.95%, 03/20/2028	200,000	180,697

DISH DBS Corp., 5.88%, 11/15/2024(c)	670,000	615,627

7.75%, 07/01/2026	915,000	614,231

5.25%, 12/01/2026(b)	532,000	430,136

DISH Network Corp., 11.75%, 11/15/2027(b)(c)	820,000	812,940

LCPR Senior Secured Financing DAC, 6.75%, 10/15/2027(b)	982,000	889,712

VZ Secured Financing B.V. (Netherlands), 5.00%, 01/15/2032(b)	807,000	612,860

		9,770,767

Cargo Ground Transportation–0.01%
Ryder System, Inc., 5.65%, 03/01/2028	150,000	146,606

Casinos & Gaming–0.75%
Caesars Entertainment, Inc., 6.25%, 07/01/2025(b)	1,091,000	1,074,288

4.63%, 10/15/2029(b)	283,000	232,864

Caesars Resort Collection LLC/CRC Finco, Inc., 5.75%, 07/01/2025(b)	264,000	260,098

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Multi-Asset Income Fund

	Principal Amount	Value

Casinos & Gaming–(continued)
Codere Finance 2 (Luxembourg) S.A. (Spain), 11.63% PIK Rate, 2.00% Cash Rate, 11/30/2027(b)(d)	$100,894	$8,828

Genting New York LLC/GENNY Capital, Inc., 3.30%, 02/15/2026(b)	674,000	601,599

International Game Technology PLC, 6.50%, 02/15/2025(b)	200,000	198,842

4.13%, 04/15/2026(b)	227,000	213,816

6.25%, 01/15/2027(b)	241,000	235,096

Las Vegas Sands Corp., 2.90%, 06/25/2025	233,000	218,931

Melco Resorts Finance Ltd. (Hong Kong), 4.88%, 06/06/2025(b)	616,000	582,600

5.25%, 04/26/2026(b)	310,000	283,865

5.75%, 07/21/2028(b)	319,000	271,031

MGM China Holdings Ltd. (Macau), 5.25%, 06/18/2025(b)	683,000	650,585

4.75%, 02/01/2027(b)	646,000	568,583

MGM Resorts International, 6.75%, 05/01/2025(c)	613,000	610,233

Mohegan Tribal Gaming Authority, 8.00%, 02/01/2026(b)	366,000	336,685

Premier Entertainment Sub LLC/Premier Entertainment Finance Corp., 5.63%, 09/01/2029(b)	447,000	314,742

Studio City Finance Ltd. (Macau), 6.00%, 07/15/2025(b)	230,000	216,964

Wynn Macau Ltd. (Macau), 5.50%, 01/15/2026(b)	385,000	357,960

5.63%, 08/26/2028(b)(c)	740,000	621,480

		7,859,090

Coal & Consumable Fuels–0.07%
Alliance Resource Operating Partners L.P./Alliance Resource Finance Corp., 7.50%, 05/01/2025(b)	90,000	89,424

Enviva Partners L.P./Enviva Partners Finance Corp., 6.50%, 01/15/2026(b)(c)	903,000	635,346

		724,770

Commercial & Residential Mortgage Finance–0.13%
NMI Holdings, Inc., 7.38%, 06/01/2025(b)	431,000	432,030

PennyMac Financial Services, Inc., 5.38%, 10/15/2025(b)	362,000	345,154

5.75%, 09/15/2031(b)	280,000	228,570

Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 2.88%, 10/15/2026(b)	357,000	311,201

		1,316,955

Commodity Chemicals–0.08%
Methanex Corp. (Canada), 5.25%, 12/15/2029	508,000	449,746

5.65%, 12/01/2044	597,000	441,686

		891,432

	Principal Amount	Value

Communications Equipment–0.23%
CommScope Technologies LLC, 6.00%, 06/15/2025(b)	$477,000	$286,918

Hughes Satellite Systems Corp., 5.25%, 08/01/2026	944,000	849,883

6.63%, 08/01/2026	513,000	435,287

Viasat, Inc., 5.63%, 04/15/2027(b)	700,000	611,737

6.50%, 07/15/2028(b)	277,000	196,627

		2,380,452

Construction & Engineering–0.02%
Howard Midstream Energy Partners LLC, 6.75%, 01/15/2027(b)	36,000	34,056

Tutor Perini Corp., 6.88%, 05/01/2025(b)	264,000	227,301

		261,357

Construction Machinery & Heavy Transportation Equipment– 0.07%
Caterpillar Financial Services Corp., 1.10%, 09/14/2027	130,000	110,889

Manitowoc Co., Inc. (The), 9.00%, 04/01/2026(b)(c)	403,000	395,432

Wabtec Corp., 3.45%, 11/15/2026	235,000	218,074

		724,395

Construction Materials–0.13%
Camelot Return Merger Sub, Inc., 8.75%, 08/01/2028(b)(c)	427,000	399,134

Eco Material Technologies, Inc., 7.88%, 01/31/2027(b)	492,000	466,398

Smyrna Ready Mix Concrete LLC, 6.00%, 11/01/2028(b)	555,000	513,667

		1,379,199

Consumer Electronics–0.01%
Tyco Electronics Group S.A., 3.13%, 08/15/2027	75,000	68,886

Consumer Finance–0.71%
Ally Financial, Inc., 5.75%, 11/20/2025(c)	558,000	533,175

American Express Co., 3.30%, 05/03/2027	130,000	119,018

ASG Finance Designated Activity Co. (Cyprus), 7.88%, 12/03/2024(b)	712,000	689,750

Credit Acceptance Corp., 5.13%, 12/31/2024(b)	495,000	480,202

General Motors Financial Co., Inc., 2.75%, 06/20/2025	100,000	94,403

goeasy Ltd. (Canada), 5.38%, 12/01/2024(b)	335,000	328,692

Navient Corp., 5.88%, 10/25/2024	272,000	265,878

5.00%, 03/15/2027	300,000	263,801

4.88%, 03/15/2028	279,000	229,444

5.50%, 03/15/2029	416,000	337,443

5.63%, 08/01/2033	302,000	204,763

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Multi-Asset Income Fund

	Principal Amount	Value

Consumer Finance–(continued)
OneMain Finance Corp., 6.88%, 03/15/2025	$686,000	$677,545

7.13%, 03/15/2026(c)	952,000	925,756

9.00%, 01/15/2029(c)	841,000	819,254

5.38%, 11/15/2029(c)	425,000	349,903

PRA Group, Inc., 8.38%, 02/01/2028(b)	541,000	445,987

Synchrony Financial, 7.25%, 02/02/2033	800,000	678,847

		7,443,861

Copper–0.01%
Freeport-McMoRan, Inc., 5.00%, 09/01/2027	75,000	70,996

Distillers & Vintners–0.01%
Constellation Brands, Inc., 3.70%, 12/06/2026	117,000	109,897

Distributors–0.06%
Resideo Funding, Inc., 4.00%, 09/01/2029(b)	250,000	200,965

Windsor Holdings III LLC, 8.50%, 06/15/2030(b)	447,000	435,698

		636,663

Diversified Banks–0.62%
Banco Santander S.A. (Spain), 2.75%, 05/28/2025	200,000	188,517

Bank of America Corp., 4.45%, 03/03/2026	100,000	95,783

1.32%, 06/19/2026(e)	160,000	147,086

1.20%, 10/24/2026(e)	160,000	144,589

1.73%, 07/22/2027(e)	70,000	61,793

Series L, 4.18%, 11/25/2027	100,000	92,019

Banque Centrale de Tunisie International Bond (Tunisia), 5.75%, 01/30/2025(b)	600,000	418,797

Barclays PLC (United Kingdom), 4.38%, 09/11/2024	306,000	299,613

Canadian Imperial Bank of Commerce (Canada), 2.25%, 01/28/2025(c)	350,000	334,332

Citigroup, Inc., 3.11%, 04/08/2026(e)	225,000	214,789

1.12%, 01/28/2027(e)	110,000	97,845

1.46%, 06/09/2027(e)	140,000	123,264

Freedom Mortgage Corp., 6.63%, 01/15/2027(b)	300,000	259,928

HSBC Holdings PLC (United Kingdom), 1.59%, 05/24/2027(e)	200,000	176,210

2.25%, 11/22/2027(e)	200,000	175,405

ING Groep N.V. (Netherlands), 4.02%, 03/28/2028(e)	200,000	184,077

Intesa Sanpaolo S.p.A. (Italy), 5.71%, 01/15/2026(b)	956,000	907,208

JPMorgan Chase & Co., 2.30%, 10/15/2025(e)	200,000	192,528

2.01%, 03/13/2026(e)	134,000	126,483

2.08%, 04/22/2026(e)	134,000	125,970

1.05%, 11/19/2026(e)	60,000	53,974

4.25%, 10/01/2027	75,000	70,751

2.18%, 06/01/2028(e)	75,000	65,220

	Principal Amount	Value

Diversified Banks–(continued)
Lloyds Banking Group PLC (United Kingdom), 4.45%, 05/08/2025	$275,000	$267,185

Mitsubishi UFJ Financial Group, Inc. (Japan), 0.96%, 10/11/2025(e)	200,000	189,912

3.29%, 07/25/2027	60,000	54,752

PNC Bank N.A., 4.20%, 11/01/2025	275,000	263,956

Royal Bank of Canada (Canada), 4.65%, 01/27/2026	125,000	121,220

Sumitomo Mitsui Financial Group, Inc. (Japan), 2.35%, 01/15/2025	275,000	262,996

Toronto-Dominion Bank (The) (Canada), 5.16%, 01/10/2028	100,000	96,450

U.S. Bancorp, 1.45%, 05/12/2025	125,000	116,556

Vnesheconombank Via VEB Finance PLC (Russia), 5.94%, 11/21/2023(b)(f)(g)	1,450,000	0

Wells Fargo & Co., 2.19%, 04/30/2026(e)	150,000	141,144

4.30%, 07/22/2027	130,000	121,212

3.53%, 03/24/2028(e)	160,000	145,937

Westpac Banking Corp. (Australia), 3.40%, 01/25/2028	105,000	96,344

1.95%, 11/20/2028	60,000	50,206

		6,484,051

Diversified Capital Markets–0.01%
Deutsche Bank AG (Germany), 2.55%, 01/07/2028(e)	150,000	129,875

Diversified Chemicals–0.20%
Chemours Co. (The), 5.38%, 05/15/2027(c)	407,000	368,087

5.75%, 11/15/2028(b)	303,000	256,538

4.63%, 11/15/2029(b)	974,000	753,305

INEOS Finance PLC (Luxembourg), 6.75%, 05/15/2028(b)	536,000	501,128

Trinseo Materials Operating S.C.A./Trinseo Materials Finance, Inc., 5.13%, 04/01/2029(b)	476,000	200,846

		2,079,904

Diversified Financial Services–0.66%
Albion Financing 1 S.a.r.l./Aggreko Holdings, Inc. (Luxembourg), 6.13%, 10/15/2026(b)	439,000	406,582

Albion Financing 2 S.a.r.l. (Luxembourg), 8.75%, 04/15/2027(b)	635,000	583,241

Corebridge Financial, Inc., 3.65%, 04/05/2027	130,000	119,126

Jefferies Finance LLC/JFIN Co-Issuer Corp., 5.00%, 08/15/2028(b)	466,000	372,432

Jefferson Capital Holdings LLC, 6.00%, 08/15/2026(b)	251,000	219,458

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Multi-Asset Income Fund

	Principal Amount	Value

Diversified Financial Services–(continued)
Midcap Financial Issuer Trust, 6.50%, 05/01/2028(b)	$615,000	$521,852

5.63%, 01/15/2030(b)	285,000	219,631

PHH Mortgage Corp., 7.88%, 03/15/2026(b)	1,299,000	1,122,096

Resorts World Las Vegas LLC/RWLV Capital, Inc., 4.63%, 04/16/2029(b)	1,000,000	769,050

4.63%, 04/06/2031(b)	500,000	353,047

Scientific Games Holdings L.P./Scientific Games US FinCo, Inc., 6.63%, 03/01/2030(b)	745,000	641,382

United Wholesale Mortgage LLC, 5.50%, 11/15/2025(b)	677,000	644,307

5.75%, 06/15/2027(b)	350,000	318,831

5.50%, 04/15/2029(b)(c)	410,000	343,830

VistaJet Malta Finance PLC/Vista Management Holding, Inc. (Switzerland), 6.38%, 02/01/2030(b)	407,000	271,861

		6,906,726

Diversified Metals & Mining–0.40%
Corp. Nacional del Cobre de Chile (Chile), 3.63%, 08/01/2027(b)	1,524,000	1,392,678

5.63%, 10/18/2043(b)	95,000	78,957

4.88%, 11/04/2044(b)	105,000	77,640

Mineral Resources Ltd. (Australia), 8.13%, 05/01/2027(b)	928,000	903,724

8.00%, 11/01/2027(b)	650,000	628,826

9.25%, 10/01/2028(b)	450,000	450,563

Perenti Finance Pty. Ltd. (Australia), 6.50%, 10/07/2025(b)(c)	740,000	723,350

		4,255,738

Diversified Real Estate Activities–0.03%
Five Point Operating Co. L.P./Five Point Capital Corp., 7.88%, 11/15/2025(b)(c)	321,000	301,765

Diversified REITs–0.11%
HAT Holdings I LLC/HAT Holdings II LLC, 3.38%, 06/15/2026(b)	253,000	222,978

Iron Mountain Information Management Services, Inc., 5.00%, 07/15/2032(b)	396,000	324,487

MGM Growth Properties Operating Partnership L.P./MGP Finance Co-Issuer, Inc., 4.63%, 06/15/2025(b)	630,000	607,934

		1,155,399

Diversified Support Services–0.28%
Legends Hospitality Holding Co. LLC/Legends Hospitality Co-Issuer, Inc., 5.00%, 02/01/2026(b)	471,000	449,617

MPH Acquisition Holdings LLC, 5.50%, 09/01/2028(b)	606,000	515,795

5.75%, 11/01/2028(b)(c)	528,000	394,149

Neptune Bidco US, Inc., 9.29%, 04/15/2029(b)	1,173,000	1,036,332

	Principal Amount	Value

Diversified Support Services–(continued)
Prime Security Services Borrower LLC/Prime Finance, Inc., 5.75%, 04/15/2026(b)	$434,000	$421,452

Sabre GLBL, Inc., 8.63%, 06/01/2027(b)	124,000	102,955

		2,920,300

Drug Retail–0.01%
Walgreens Boots Alliance, Inc., 3.45%, 06/01/2026	75,000	68,378

Electric Utilities–0.48%
Drax Finco PLC (United Kingdom), 6.63%, 11/01/2025(b)	706,000	680,129

Edison International, 4.13%, 03/15/2028	100,000	91,078

5.25%, 11/15/2028	90,000	85,448

8.13%, 06/15/2053(c)(e)	626,000	605,183

NRG Energy, Inc., 5.25%, 06/15/2029(b)	540,000	477,042

3.63%, 02/15/2031(b)	1,103,000	833,732

3.88%, 02/15/2032(b)	854,000	635,931

Pacific Gas and Electric Co., 3.30%, 12/01/2027	100,000	87,137

3.00%, 06/15/2028	85,000	71,984

PG&E Corp., 5.25%, 07/01/2030(c)	523,000	458,899

System Energy Resources, Inc., 6.00%, 04/15/2028	150,000	145,021

Vistra Operations Co. LLC, 5.63%, 02/15/2027(b)	689,000	648,992

5.00%, 07/31/2027(b)	200,000	183,139

		5,003,715

Electrical Components & Equipment–0.11%
Emerson Electric Co., 1.80%, 10/15/2027	80,000	69,920

EnerSys, 4.38%, 12/15/2027(b)	222,000	196,867

WESCO Distribution, Inc., 7.13%, 06/15/2025(b)	863,000	863,340

		1,130,127

Electronic Components–0.09%
Imola Merger Corp., 4.75%, 05/15/2029(b)	774,000	675,437

Likewize Corp., 9.75%, 10/15/2025(b)	239,000	237,593

		913,030

Environmental & Facilities Services–0.08%
Enviri Corp., 5.75%, 07/31/2027(b)	763,000	645,698

GFL Environmental, Inc. (Canada), 3.75%, 08/01/2025(b)	190,000	179,915

		825,613

Financial Exchanges & Data–0.10%
Cboe Global Markets, Inc., 3.65%, 01/12/2027	60,000	56,560

Coinbase Global, Inc., 3.38%, 10/01/2028(b)	1,215,000	893,224

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Multi-Asset Income Fund

	Principal Amount	Value

Financial Exchanges & Data–(continued)
S&P Global, Inc., 2.45%, 03/01/2027	$65,000	$58,842

		1,008,626

Food Distributors–0.08%
C&S Group Enterprises LLC, 5.00%, 12/15/2028(b)	1,087,000	842,012

Food Retail–0.02%
Albertson’s Cos., Inc./Safeway, Inc./New Albertson’s L.P./Albertson’s LLC, 4.63%, 01/15/2027(b)	200,000	187,636

Footwear–0.10%
Abercrombie & Fitch Management Co., 8.75%, 07/15/2025(b)	401,000	406,523

Wolverine World Wide, Inc., 4.00%, 08/15/2029(b)(c)	910,000	679,476

		1,085,999

Gas Utilities–0.10%
AmeriGas Partners L.P./AmeriGas Finance Corp., 5.50%, 05/20/2025	184,000	176,549

5.88%, 08/20/2026(c)	456,000	427,931

Ferrellgas L.P./Ferrellgas Finance Corp., 5.88%, 04/01/2029(b)	458,000	404,572

Southwest Gas Corp., 5.45%, 03/23/2028	80,000	78,164

		1,087,216

Gold–0.03%
Coeur Mining, Inc., 5.13%, 02/15/2029(b)(c)	380,000	316,734

Health Care Equipment–0.09%
Baxter International, Inc., 2.27%, 12/01/2028	125,000	103,481

Varex Imaging Corp., 7.88%, 10/15/2027(b)	810,000	794,857

		898,338

Health Care Facilities–0.18%
CommonSpirit Health, 1.55%, 10/01/2025	64,000	58,641

RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc., 9.75%, 12/01/2026(b)	522,000	488,598

Tenet Healthcare Corp., 4.88%, 01/01/2026	1,293,000	1,240,406

Universal Health Services, Inc., 1.65%, 09/01/2026	134,000	118,223

		1,905,868

Health Care REITs–0.18%
MPT Operating Partnership L.P./MPT Finance Corp., 5.25%, 08/01/2026(c)	500,000	430,987

5.00%, 10/15/2027(c)	952,000	736,378

4.63%, 08/01/2029	847,000	588,039

Omega Healthcare Investors, Inc., 5.25%, 01/15/2026	120,000	115,994

		1,871,398

	Principal Amount	Value

Health Care Services–0.41%
Community Health Systems, Inc., 8.00%, 03/15/2026(b)	$600,000	$549,255

5.63%, 03/15/2027(b)	707,000	574,953

8.00%, 12/15/2027(b)	329,000	279,398

6.88%, 04/15/2029(b)	650,000	269,071

6.13%, 04/01/2030(b)	530,000	205,932

5.25%, 05/15/2030(b)	746,000	530,472

HCA, Inc., 5.63%, 09/01/2028	200,000	193,568

ModivCare, Inc., 5.88%, 11/15/2025(b)	624,000	590,342

Prime Healthcare Services, Inc., 7.25%, 11/01/2025(b)	453,000	412,713

RP Escrow Issuer LLC, 5.25%, 12/15/2025(b)(c)	397,000	283,287

Sutter Health, Series 20A, 1.32%, 08/15/2025	167,000	153,373

US Acute Care Solutions LLC, 6.38%, 03/01/2026(b)	361,000	307,480

		4,349,844

Health Care Technology–0.07%
athenahealth Group, Inc., 6.50%, 02/15/2030(b)	858,000	701,905

Home Furnishings–0.21%
Tempur Sealy International, Inc., 4.00%, 04/15/2029(b)(c)	1,272,000	1,045,379

3.88%, 10/15/2031(b)	937,000	702,917

WASH Multifamily Acquisition, Inc., 5.75%, 04/15/2026(b)	469,000	434,252

		2,182,548

Home Improvement Retail–0.09%
Home Depot, Inc. (The), 2.50%, 04/15/2027	80,000	72,645

Specialty Building Products Holdings LLC/SBP Finance Corp., 6.38%, 09/30/2026(b)	909,000	846,553

		919,198

Homebuilding–0.17%
Empire Communities Corp. (Canada), 7.00%, 12/15/2025(b)(c)	477,000	443,796

Lennar Corp., 4.75%, 11/29/2027	60,000	57,118

LGI Homes, Inc., 4.00%, 07/15/2029(b)	508,000	389,254

Mattamy Group Corp. (Canada), 4.63%, 03/01/2030(b)	276,000	225,671

Meritage Homes Corp., 6.00%, 06/01/2025	154,000	151,149

New Home Co., Inc. (The), 7.25%, 10/15/2025(b)	486,000	444,547

Taylor Morrison Communities, Inc., 5.75%, 01/15/2028(b)	100,000	90,885

		1,802,420

Hotel & Resort REITs–0.09%
Host Hotels & Resorts L.P., Series F, 4.50%, 02/01/2026	50,000	47,846

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Multi-Asset Income Fund

	Principal Amount	Value

Hotel & Resort REITs–(continued)
Service Properties Trust, 5.25%, 02/15/2026(c)	$323,000	$289,182

4.95%, 02/15/2027	277,000	230,888

4.95%, 10/01/2029	595,000	429,554

		997,470

Hotels, Resorts & Cruise Lines–0.16%
Booking Holdings, Inc., 3.55%, 03/15/2028	50,000	46,262

Carnival Corp., 7.63%, 03/01/2026(b)(c)	587,000	571,258

Hilton Domestic Operating Co., Inc., 5.38%, 05/01/2025(b)(c)	490,000	482,920

Hyatt Hotels Corp., 4.38%, 09/15/2028	95,000	87,014

Six Flags Theme Parks, Inc., 7.00%, 07/01/2025(b)	96,000	95,429

Travel + Leisure Co., 6.60%, 10/01/2025	444,000	434,688

		1,717,571

Housewares & Specialties–0.23%
Newell Brands, Inc., 4.88%, 06/01/2025	490,000	470,676

5.20%, 04/01/2026(c)	1,099,000	1,038,630

6.38%, 09/15/2027(c)	386,000	362,701

6.63%, 09/15/2029(c)	626,000	577,065

		2,449,072

Human Resource & Employment Services–0.01%
Automatic Data Processing, Inc., 3.38%, 09/15/2025	100,000	96,490

Independent Power Producers & Energy Traders–0.07%
AES Corp. (The), 5.45%, 06/01/2028	80,000	76,437

EnfraGen Energia Sur S.A./EnfraGen Spain S.A./Prime Energia S.p.A. (Colombia), 5.38%, 12/30/2030(b)	1,044,000	695,785

		772,222

Industrial Conglomerates–0.24%
Berkshire Hathaway Energy Co., 3.50%, 02/01/2025	127,000	123,496

Icahn Enterprises L.P./Icahn Enterprises Finance Corp., 6.38%, 12/15/2025	667,000	628,117

6.25%, 05/15/2026(c)	719,000	657,796

5.25%, 05/15/2027(c)	1,282,000	1,098,706

		2,508,115

Industrial Machinery & Supplies & Components–0.09%
CD&R Smokey Buyer, Inc., 6.75%, 07/15/2025(b)(c)	396,000	378,849

JPW Industries Holding Corp., 9.00%, 10/01/2024(b)	457,000	448,146

Stanley Black & Decker, Inc., 3.40%, 03/01/2026	80,000	75,444

		902,439

	Principal Amount	Value

Insurance Brokers–0.01%
Willis North America, Inc., 4.65%, 06/15/2027	$75,000	$71,425

Integrated Oil & Gas–0.36%
BP Capital Markets America, Inc., 3.54%, 04/06/2027	75,000	70,291

Chevron USA, Inc., 1.02%, 08/12/2027	100,000	85,679

Exxon Mobil Corp., 3.29%, 03/19/2027	110,000	103,379

Petroleos Mexicanos (Mexico), 7.69%, 01/23/2050	4,600,000	2,843,761

Qatar Energy (Qatar), 1.38%, 09/12/2026(b)	800,000	708,509

		3,811,619

Integrated Telecommunication Services–0.77%
Ally Financial, Inc. (France), 5.50%, 10/15/2029(b)	200,000	137,729

Altice France Holding S.A. (Luxembourg), 10.50%, 05/15/2027(b)	574,000	312,755

Altice France S.A. (France), 8.13%, 02/01/2027(b)(c)	814,000	687,098

5.13%, 07/15/2029(b)	200,000	137,069

CommScope, Inc., 6.00%, 03/01/2026(b)	859,000	722,703

Connect Finco S.a.r.l./Connect US Finco LLC (United Kingdom), 6.75%, 10/01/2026(b)	1,400,000	1,306,601

Consolidated Communications, Inc., 6.50%, 10/01/2028(b)	292,000	231,264

Frontier Communications Holdings LLC, 5.88%, 11/01/2029	760,000	572,172

6.00%, 01/15/2030(b)	266,000	200,554

Iliad Holding S.A.S. (France), 6.50%, 10/15/2026(b)	889,000	831,528

Level 3 Financing, Inc., 4.25%, 07/01/2028(b)	960,000	543,747

10.50%, 05/15/2030(b)	643,000	644,076

Telecom Italia Capital S.A. (Italy), 6.38%, 11/15/2033	548,000	467,814

7.72%, 06/04/2038	414,000	365,926

Telecom Italia S.p.A. (Italy), 5.30%, 05/30/2024(b)	696,000	683,051

Windstream Escrow LLC/ Windstream Escrow Finance Corp., 7.75%, 08/15/2028(b)	256,000	203,243

		8,047,330

Interactive Home Entertainment–0.02%
Jacobs Entertainment, Inc., 6.75%, 02/15/2029(b)	281,000	239,094

Interactive Media & Services–0.15%
Nexstar Media, Inc., 5.63%, 07/15/2027(b)	1,310,000	1,179,918

Scripps Escrow II, Inc., 3.88%, 01/15/2029(b)	307,000	233,380

TripAdvisor, Inc., 7.00%, 07/15/2025(b)	133,000	131,799

		1,545,097

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Multi-Asset Income Fund

	Principal Amount	Value

Internet Services & Infrastructure–0.04%
Cogent Communications Group, Inc., 3.50%, 05/01/2026(b)	$261,000	$236,530

VeriSign, Inc., 5.25%, 04/01/2025	150,000	148,270

		384,800

Investment Banking & Brokerage–0.17%
Goldman Sachs Group, Inc. (The), 3.85%, 01/26/2027	125,000	116,457

1.54%, 09/10/2027(e)	140,000	121,839

1.95%, 10/21/2027(e)	75,000	65,795

3.62%, 03/15/2028(e)	105,000	96,162

Morgan Stanley, 2.72%, 07/22/2025(e)	100,000	97,311

3.63%, 01/20/2027	130,000	120,863

1.59%, 05/04/2027(e)	110,000	97,769

6.30%, 10/18/2028(e)	200,000	199,708

NFP Corp., 6.88%, 08/15/2028(b)	763,000	652,560

Nomura Holdings, Inc. (Japan), 1.65%, 07/14/2026	200,000	176,454

		1,744,918

IT Consulting & Other Services–0.07%
Conduent Business Services LLC/Conduent State & Local Solutions, Inc., 6.00%, 11/01/2029(b)	273,000	225,364

International Business Machines Corp., 3.45%, 02/19/2026	150,000	142,965

3.30%, 05/15/2026	100,000	94,599

Kyndryl Holdings, Inc., 2.05%, 10/15/2026	100,000	87,182

Unisys Corp., 6.88%, 11/01/2027(b)	280,000	205,428

		755,538

Leisure Facilities–0.15%
Cedar Fair L.P./Canada’s Wonderland Co./Magnum Management Corp., 5.50%, 05/01/2025(b)	100,000	98,104

Life Time,Inc.,5.75%, 01/15/2026(b)	456,000	442,029

NCL Corp. Ltd., 5.88%, 03/15/2026(b)	524,000	470,756

5.88%, 02/15/2027(b)	634,000	584,215

		1,595,104

Life & Health Insurance–0.01%
Principal Financial Group, Inc., 3.40%, 05/15/2025	160,000	153,681

Life Sciences Tools & Services–0.10%
Fortrea Holdings, Inc., 7.50%, 07/01/2030(b)(c)	420,000	405,825

IQVIA, Inc., 5.00%, 10/15/2026(b)	308,000	293,953

5.00%, 05/15/2027(b)(c)	419,000	394,624

		1,094,402

Managed Health Care–0.00%
Centene Corp., 2.45%, 07/15/2028	60,000	50,528

	Principal Amount	Value

Marine Ports & Services–0.08%
DP World Ltd. (United Arab Emirates), 6.85%, 07/02/2037(b)	$810,000	$804,149

Marine Transportation–0.02%
Seaspan Corp. (Hong Kong), 5.50%, 08/01/2029(b)	276,000	212,018

Metal, Glass & Plastic Containers–0.24%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC, 4.00%, 09/01/2029(b)(c)	500,000	375,687

Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 5.25%, 04/30/2025(b)	819,000	789,655

4.13%, 08/15/2026(b)	307,000	271,241

Ball Corp., 5.25%, 07/01/2025	585,000	576,562

4.88%, 03/15/2026	198,000	190,374

Intelligent Packaging Ltd. Finco, Inc./Intelligent Packaging Ltd. Co-Issuer LLC (Canada), 6.00%, 09/15/2028(b)	350,000	287,714

		2,491,233

Mortgage REITs–0.03%
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 4.75%, 06/15/2029(b)	420,000	338,317

Movies & Entertainment–0.22%
Cinemark USA, Inc., 8.75%, 05/01/2025(b)	388,000	392,470

5.88%, 03/15/2026(b)	230,000	218,627

Live Nation Entertainment, Inc., 4.88%, 11/01/2024(b)	670,000	656,352

6.50%, 05/15/2027(b)	406,000	396,506

Odeon Finco PLC (United Kingdom), 12.75%, 11/01/2027(b)	617,000	615,184

		2,279,139

Multi-line Insurance–0.01%
Boardwalk Pipelines L.P., 5.95%, 06/01/2026	94,000	93,168

Multi-Utilities–0.10%
Algonquin Power & Utilities Corp. (Canada), 4.75%, 01/18/2082(e)	1,037,000	819,754

DTE Energy Co., Series E, Investment Units, 5.25%, 12/01/2077	11,484	246,676

		1,066,430

Office REITs–0.07%
Office Properties Income Trust, 4.50%, 02/01/2025(c)	678,000	580,426

2.40%, 02/01/2027	358,000	200,118

		780,544

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco Multi-Asset Income Fund

	Principal Amount	Value

Office Services & Supplies–0.21%
ACCO Brands Corp., 4.25%, 03/15/2029(b)(c)	$1,090,000	$905,993

Pitney Bowes, Inc., 6.88%, 03/15/2027(b)(c)	578,000	478,986

7.25%, 03/15/2029(b)	540,000	405,556

Steelcase, Inc., 5.13%, 01/18/2029(c)	503,000	443,959

		2,234,494

Oil & Gas Drilling–0.21%
Delek Logistics Partners L.P./Delek Logistics Finance Corp., 7.13%, 06/01/2028(b)	370,000	337,074

Harvest Midstream I L.P., 7.50%, 09/01/2028(b)	305,000	289,315

Rockies Express Pipeline LLC, 4.80%, 05/15/2030(b)	142,000	119,531

7.50%, 07/15/2038(b)	366,000	338,720

6.88%, 04/15/2040(b)	620,000	516,639

Valaris Ltd., 8.38%, 04/30/2030(b)	645,000	633,483

		2,234,762

Oil & Gas Equipment & Services–0.06%
Baker Hughes Holdings LLC/Baker Hughes Co-Obligor, Inc., 3.34%, 12/15/2027	75,000	68,353

USA Compression Partners L.P./USA Compression Finance Corp., 6.88%, 04/01/2026(c)	622,000	604,674

		673,027

Oil & Gas Exploration & Production–1.38%
Baytex Energy Corp. (Canada), 8.75%, 04/01/2027(b)	355,000	358,155

8.50%, 04/30/2030(b)	405,000	401,510

Civitas Resources, Inc., 5.00%, 10/15/2026(b)	427,000	399,961

8.75%, 07/01/2031(b)(c)	404,000	408,249

CNX Resources Corp., 6.00%, 01/15/2029(b)(c)	505,000	463,560

Comstock Resources, Inc., 6.75%, 03/01/2029(b)(c)	1,020,000	929,120

Crescent Energy Finance LLC, 7.25%, 05/01/2026(b)	930,000	901,216

9.25%, 02/15/2028(b)	405,000	408,297

CrownRock L.P./CrownRock Finance, Inc., 5.63%, 10/15/2025(b)	352,000	346,580

Devon Energy Corp., 5.25%, 10/15/2027	75,000	72,740

Earthstone Energy Holdings LLC, 9.88%, 07/15/2031(b)	512,000	551,936

Encino Acquisition Partners Holdings LLC, 8.50%, 05/01/2028(b)(c)	616,000	601,148

Hilcorp Energy I L.P./Hilcorp Finance Co., 6.25%, 11/01/2028(b)	403,000	377,187

5.75%, 02/01/2029(b)	553,000	498,458

6.00%, 04/15/2030(b)	307,000	272,908

6.00%, 02/01/2031(b)	788,000	693,222

	Principal Amount	Value

Oil & Gas Exploration & Production–(continued)
Ithaca Energy (North Sea) PLC (United Kingdom), 9.00%, 07/15/2026(b)	$249,000	$239,523

Moss Creek Resources Holdings, Inc., 7.50%, 01/15/2026(b)	344,000	328,859

10.50%, 05/15/2027(b)	284,000	281,037

Murphy Oil Corp., 7.05%, 05/01/2029	473,000	464,243

5.88%, 12/01/2042	214,000	164,656

PDC Energy, Inc., 5.75%, 05/15/2026	496,000	494,202

Range Resources Corp., 4.88%, 05/15/2025(c)	467,000	454,608

Sinopec Group Overseas Development 2018 Ltd. (China), 2.95%, 11/12/2029(b)	2,760,000	2,426,239

SM Energy Co., 6.63%, 01/15/2027(c)	423,000	411,460

Strathcona Resources Ltd. (Canada), 6.88%, 08/01/2026(b)(c)	668,000	616,888

Talos Production, Inc., 12.00%, 01/15/2026	288,000	299,546

Vital Energy, Inc., 10.13%, 01/15/2028(c)	668,000	670,355

		14,535,863

Oil & Gas Refining & Marketing–0.26%
CVR Energy, Inc., 5.25%, 02/15/2025(b)	158,000	155,131

EnLink Midstream Partners L.P., 5.60%, 04/01/2044(c)	454,000	357,446

HF Sinclair Corp., 5.88%, 04/01/2026	94,000	92,718

NuStar Logistics L.P., 6.00%, 06/01/2026	422,000	407,568

5.63%, 04/28/2027	555,000	523,813

Parkland Corp. (Canada), 4.50%, 10/01/2029(b)	229,000	197,187

Petronas Capital Ltd. (Malaysia), 3.50%, 03/18/2025(b)	1,000,000	970,175

		2,704,038

Oil & Gas Storage & Transportation–1.07%
Abu Dhabi Crude Oil Pipeline LLC (United Arab Emirates), 4.60%, 11/02/2047(b)	1,587,000	1,302,224

Cheniere Corpus Christi Holdings LLC, 5.13%, 06/30/2027	125,000	120,651

Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp., 5.75%, 04/01/2025	151,000	149,257

Energy Transfer L.P., 4.40%, 03/15/2027	60,000	56,535

5.50%, 06/01/2027	50,000	48,785

EQM Midstream Partners L.P., 6.00%, 07/01/2025(b)	100,000	97,890

5.50%, 07/15/2028(c)	381,000	355,942

4.50%, 01/15/2029(b)	317,000	278,309

7.50%, 06/01/2030(b)	224,000	220,011

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco Multi-Asset Income Fund

	Principal Amount	Value

Oil & Gas Storage & Transportation–(continued)
Genesis Energy L.P./Genesis Energy Finance Corp., 7.75%, 02/01/2028	$350,000	$329,871

Hess Midstream Operations L.P., 5.63%, 02/15/2026(b)	243,000	235,568

Holly Energy Partners L.P./Holly Energy Finance Corp., 5.00%, 02/01/2028(b)	313,000	290,054

ITT Holdings LLC, 6.50%, 08/01/2029(b)	497,000	416,153

New Fortress Energy, Inc., 6.75%, 09/15/2025(b)(c)	1,188,000	1,103,259

6.50%, 09/30/2026(b)	1,217,000	1,091,195

Northriver Midstream Finance L.P. (Canada), 5.63%, 02/15/2026(b)	443,000	419,335

Southeast Supply Header LLC, 4.25%, 06/15/2024(b)	214,000	205,745

Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 9.00%, 10/15/2026(b)(h)	948,000	911,014

Tallgrass Energy Partners L.P./Tallgrass Energy Finance Corp., 7.50%, 10/01/2025(b)	358,000	353,051

5.50%, 01/15/2028(b)	758,000	664,728

6.00%, 12/31/2030(b)	495,000	417,215

Venture Global LNG, Inc., 8.13%, 06/01/2028(b)	1,113,000	1,081,375

8.38%, 06/01/2031(b)	1,136,000	1,084,880

		11,233,047

Other Specialized REITs–0.10%
EPR Properties, 4.75%, 12/15/2026	75,000	68,445

GLP Capital L.P./GLP Financing II, Inc., 3.35%, 09/01/2024	100,000	97,211

Iron Mountain, Inc., 5.25%, 07/15/2030(b)	522,000	453,901

4.50%, 02/15/2031(b)	585,000	479,155

		1,098,712

Other Specialty Retail–0.22%
Bath & Body Works, Inc.,
6.88%, 11/01/2035(c)	692,000	611,359

6.75%, 07/01/2036	175,000	151,125

LSF9 Atlantis Holdings LLC/Victra Finance Corp., 7.75%, 02/15/2026(b)	377,000	340,694

Michaels Cos., Inc. (The), 5.25%, 05/01/2028(b)(c)	427,000	309,789

Staples, Inc., 7.50%, 04/15/2026(b)	1,130,000	922,587

		2,335,554

Packaged Foods & Meats–0.06%
Conagra Brands, Inc., 1.38%, 11/01/2027	100,000	83,226

TKC Holdings, Inc., 6.88%, 05/15/2028(b)	500,000	432,957

Tyson Foods, Inc., 4.00%, 03/01/2026	127,000	121,811

		637,994

	Principal Amount	Value

Paper & Plastic Packaging Products & Materials–0.20%
Berry Global, Inc., 1.57%, 01/15/2026	$80,000	$72,298

Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, 02/01/2026(c)	544,000	523,762

LABL, Inc., 6.75%, 07/15/2026(b)	276,000	253,983

5.88%, 11/01/2028(b)	266,000	225,600

Sealed Air Corp., 5.13%, 12/01/2024(b)	669,000	656,352

6.88%, 07/15/2033(b)	430,000	403,740

		2,135,735

Paper Products–0.08%
Domtar Corp., 6.75%, 10/01/2028(b)	999,000	814,152

Passenger Airlines–0.52%
Air Canada (Canada), 3.88%, 08/15/2026(b)	330,000	300,579

Air Canada Pass-Through Trust (Canada), Series 2020-1, Class C, 10.50%, 07/15/2026(b)	583,000	621,624

Allegiant Travel Co., 7.25%, 08/15/2027(b)	410,000	371,470

American Airlines, Inc., 11.75%, 07/15/2025(b)	802,000	850,729

American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.50%, 04/20/2026(b)	782,500	761,712

Delta Air Lines, Inc., 2.90%, 10/28/2024	247,000	237,370

7.38%, 01/15/2026	861,000	870,458

Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd., 5.75%, 01/20/2026(b)	838,000	620,161

Southwest Airlines Co., 3.45%, 11/16/2027	125,000	113,085

United Airlines, Inc., 4.38%, 04/15/2026(b)	799,000	741,959

		5,489,147

Personal Care Products–0.10%
Herbalife Nutrition Ltd./HLF Financing, Inc., 7.88%, 09/01/2025(b)	1,141,000	1,074,811

Pharmaceuticals–0.59%
1375209 BC Ltd. (Canada), 9.00%, 01/30/2028(b)	669,000	649,212

AdaptHealth LLC, 5.13%, 03/01/2030(b)	1,043,000	791,115

Bausch Health Cos., Inc., 5.50%, 11/01/2025(b)	550,000	474,804

4.88%, 06/01/2028(b)	805,000	402,456

Bristol-Myers Squibb Co., 0.75%, 11/13/2025	100,000	91,216

HLF Financing S.a.r.l. LLC/Herbalife International, Inc.,4.88%,06/01/2029(b)	565,000	386,412

Jazz Securities DAC, 4.38%, 01/15/2029(b)	1,263,000	1,099,484

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco Multi-Asset Income Fund

	Principal Amount	Value

Pharmaceuticals–(continued)
Merck & Co., Inc., 2.75%, 02/10/2025	$183,000	$177,038

Organon & Co./Organon Foreign Debt Co-Issuer B.V., 4.13%, 04/30/2028(b)	1,238,000	1,070,480

Perrigo Finance Unlimited Co., 3.90%, 12/15/2024	705,000	684,513

Royalty Pharma PLC, 1.20%, 09/02/2025	200,000	182,441

Utah Acquisition Sub, Inc., 3.95%, 06/15/2026	134,000	125,551

Viatris, Inc., 2.30%, 06/22/2027	85,000	72,898

		6,207,620

Property & Casualty Insurance–0.01%
Fairfax Financial Holdings Ltd. (Canada), 4.85%, 04/17/2028	75,000	70,831

Publishing–0.15%
Gannett Holdings LLC, 6.00%, 11/01/2026(b)	1,806,000	1,526,106

Rail Transportation–0.11%
Empresa de Transporte de Pasajeros Metro S.A. (Chile), 4.70%, 05/07/2050(b)	1,550,000	1,118,256

Real Estate Development–0.05%
Forestar Group, Inc., 3.85%, 05/15/2026(b)	558,000	497,263

Real Estate Services–0.12%
Cushman & Wakefield U.S. Borrower LLC, 6.75%, 05/15/2028(b)	715,000	652,730

Realogy Group LLC/Realogy Co-Issuer Corp., 5.75%, 01/15/2029(b)	431,000	272,038

5.25%, 04/15/2030(b)(c)	571,000	356,125

		1,280,893

Regional Banks–0.03%
Santander Holdings USA, Inc., 2.49%, 01/06/2028(e)	100,000	86,125

Truist Financial Corp., 4.00%, 05/01/2025	275,000	264,311

		350,436

Reinsurance–0.07%
Global Atlantic Fin Co., 4.70%, 10/15/2051(b)(e)	992,000	691,977

Renewable Electricity–0.05%
Sunnova Energy Corp., 5.88%, 09/01/2026(b)(c)	700,000	567,630

Retail REITs–0.19%
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LLC, 5.75%, 05/15/2026(b)(c)	1,000,000	916,782

4.50%, 04/01/2027(b)	517,000	431,876

	Principal Amount	Value

Retail REITs–(continued)
Necessity Retail REIT, Inc. (The)/American Finance Operating Partner L.P., 4.50%, 09/30/2028(b)	$594,000	$445,390

Realty Income Corp., 4.88%, 06/01/2026	80,000	77,947

Simon Property Group L.P., 3.30%, 01/15/2026	64,000	60,545

Spirit Realty L.P., 4.45%, 09/15/2026	75,000	71,526

		2,004,066

Security & Alarm Services–0.31%
ADT Security Corp. (The), 4.88%, 07/15/2032(b)	745,000	624,034

Allied Universal Holdco LLC/Allied Universal Finance Corp., 6.63%, 07/15/2026(b)	929,000	870,775

APX Group, Inc., 5.75%, 07/15/2029(b)	823,000	685,114

CoreCivic, Inc., 8.25%, 04/15/2026(c)	651,000	659,677

4.75%, 10/15/2027	467,000	406,124

		3,245,724

Semiconductor Materials & Equipment–0.02%
NXP B.V./NXP Funding LLC/NXP USA, Inc. (China), 2.70%, 05/01/2025	200,000	190,138

Semiconductors–0.04%
ams-OSRAM AG (Austria), 7.00%, 07/31/2025(b)	394,000	387,121

Micron Technology, Inc., 4.19%, 02/15/2027	75,000	70,230

		457,351

Sovereign Debt–14.45%
Abu Dhabi Government International Bond (United Arab Emirates), 3.13%, 05/03/2026(b)	440,000	416,312

1.88%, 09/15/2031(b)	780,000	608,642

2.70%, 09/02/2070(b)	5,040,000	2,573,167

Angolan Government International Bond (Angola), 8.25%, 05/09/2028(b)	880,000	747,243

9.38%, 05/08/2048(b)	440,000	314,391

9.13%, 11/26/2049(b)	1,140,000	802,275

Argentine Republic Government International Bond (Argentina), 0.75%, 07/09/2030(h)	3,000,000	840,332

Bahrain Government International Bond (Bahrain), 7.00%, 01/26/2026(b)	2,000,000	1,995,268

Brazilian Government International Bond (Brazil), 4.25%, 01/07/2025	1,600,000	1,570,718

4.63%, 01/13/2028	3,160,000	3,023,885

4.50%, 05/30/2029	760,000	701,412

3.88%, 06/12/2030	1,540,000	1,327,283

CBB International Sukuk Programme Co. WLL (Bahrain), 4.50%, 03/30/2027(b)	2,880,000	2,677,092

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco Multi-Asset Income Fund

	Principal Amount	Value

Sovereign Debt–(continued)
Chile Government International Bond (Chile), 3.24%, 02/06/2028	$1,241,000	$1,132,321

2.45%, 01/31/2031	1,414,000	1,142,773

2.55%, 01/27/2032	770,000	607,709

3.50%, 01/31/2034	1,140,000	918,991

Colombia Government International Bond (Colombia), 3.88%, 04/25/2027	2,250,000	2,055,855

4.50%, 03/15/2029	880,000	768,283

7.50%, 02/02/2034	880,000	825,606

7.38%, 09/18/2037	3,800,000	3,439,398

6.13%, 01/18/2041	1,950,000	1,497,535

Costa Rica Government International Bond (Costa Rica), 6.13%, 02/19/2031(b)	440,000	419,876

Dominican Republic International Bond (Dominican Republic), 5.50%, 01/27/2025(b)	300,000	295,815

6.88%, 01/29/2026(b)	820,000	819,907

5.95%, 01/25/2027(b)	2,070,000	1,999,356

6.00%, 07/19/2028(b)	600,000	570,961

5.50%, 02/22/2029(b)	440,000	402,072

4.50%, 01/30/2030(b)	1,140,000	969,010

6.00%, 02/22/2033(b)	820,000	725,791

6.85%, 01/27/2045(b)(c)	802,000	671,398

Egypt Government International Bond (Egypt), 5.80%, 09/30/2027(b)	770,000	496,396

7.60%, 03/01/2029(b)	200,000	125,096

8.50%, 01/31/2047(b)	2,896,000	1,513,015

7.90%, 02/21/2048(b)	1,200,000	613,732

8.70%, 03/01/2049(b)	2,110,000	1,118,300

Ghana Government International Bond (Ghana), 7.63%, 05/16/2029(b)	818,000	350,538

8.95%, 03/26/2051(b)	738,000	309,617

Hungary Government International Bond (Hungary), 5.25%, 06/16/2029(b)	3,080,000	2,909,331

2.13%, 09/22/2031(b)	2,400,000	1,734,888

6.25%, 09/22/2032(b)	820,000	790,327

5.50%, 06/16/2034(b)	410,000	366,302

7.63%, 03/29/2041	2,280,000	2,342,495

6.75%, 09/25/2052(b)	380,000	352,338

Indonesia Government International Bond (Indonesia), 4.85%, 01/11/2033(c)	780,000	730,080

Ivory Coast Government International Bond (Ivory Coast), 6.38%, 03/03/2028(b)	650,000	606,648

6.13%, 06/15/2033(b)	820,000	674,899

Jamaica Government International Bond (Jamaica), 6.75%, 04/28/2028	1,600,000	1,642,854

Jordan Government International Bond (Jordan), 6.13%, 01/29/2026(b)	1,000,000	933,175

	Principal Amount	Value

Sovereign Debt–(continued)
Kazakhstan Government International Bond (Kazakhstan), 3.88%, 10/14/2024(b)	$1,650,000	$1,634,408

3.88%, 10/14/2024(b)	200,000	198,110

5.13%, 07/21/2025(b)	2,000,000	2,015,774

4.88%, 10/14/2044(b)	1,000,000	826,855

KSA Sukuk Ltd. (Saudi Arabia), 4.30%, 01/19/2029(b)	2,000,000	1,897,606

Kuwait International Government Bond (Kuwait), 3.50%, 03/20/2027(b)	800,000	758,381

Malaysia Sukuk Global Bhd. (Malaysia), 3.18%, 04/27/2026(b)	250,000	238,637

Mexico Government International Bond (Mexico), 4.13%, 01/21/2026(c)	2,310,000	2,254,136

4.50%, 04/22/2029(c)	2,310,000	2,137,564

5.75%, 10/12/2110(c)	3,150,000	2,429,072

Nigeria Government International Bond (Nigeria), 8.38%, 03/24/2029(b)	780,000	685,971

8.75%, 01/21/2031(b)	2,550,000	2,197,998

7.70%, 02/23/2038(b)	2,000,000	1,431,190

7.63%, 11/28/2047(b)	440,000	298,202

Oman Government International Bond (Oman), 4.88%, 02/01/2025(b)	770,000	755,851

4.75%, 06/15/2026(b)	3,310,000	3,183,028

5.63%, 01/17/2028(b)	1,000,000	969,435

6.25%, 01/25/2031(b)	1,000,000	973,594

Pakistan Government International Bond (Pakistan), 8.25%, 04/15/2024(b)	966,000	872,781

Panama Government International Bond (Panama), 7.13%, 01/29/2026	1,110,000	1,123,537

3.88%, 03/17/2028	1,000,000	900,671

3.16%, 01/23/2030	780,000	632,039

2.25%, 09/29/2032	780,000	534,294

6.40%, 02/14/2035(c)	1,160,000	1,067,669

6.70%, 01/26/2036	1,350,000	1,269,408

4.50%, 04/01/2056	2,700,000	1,646,111

4.50%, 01/19/2063	1,520,000	904,401

Paraguay Government International Bond (Paraguay), 5.00%, 04/15/2026(b)	769,000	748,880

Perusahaan Penerbit SBSN Indonesia III (Indonesia), 4.15%, 03/29/2027(b)	1,176,000	1,122,741

Peruvian Government International Bond (Peru), 2.39%, 01/23/2026	1,180,000	1,097,455

4.13%, 08/25/2027	1,226,000	1,169,195

2.84%, 06/20/2030	500,000	413,887

3.60%, 01/15/2072	650,000	371,341

Philippine Government International Bond (Philippines), 4.20%, 01/21/2024	100,000	99,620

10.63%, 03/16/2025	2,144,000	2,291,975

3.00%, 02/01/2028	1,000,000	906,643

6.38%, 01/15/2032	2,000,000	2,074,561

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19	Invesco Multi-Asset Income Fund

	Principal Amount	Value

Sovereign Debt–(continued)
Qatar Government International Bond (Qatar), 3.25%, 06/02/2026(b)	$880,000	$836,204

4.50%, 04/23/2028(b)	2,130,000	2,067,357

4.00%, 03/14/2029(b)	3,860,000	3,637,695

6.40%, 01/20/2040(b)	780,000	806,755

Republic of Kenya Government International Bond (Kenya), 6.88%, 06/24/2024(b)	2,200,000	2,107,930

Republic of Poland Government International Bond (Poland), 3.25%, 04/06/2026	2,310,000	2,194,613

5.75%, 11/16/2032	1,980,000	1,969,668

Republic of South Africa Government International Bond (South Africa), 5.88%, 09/16/2025	1,100,000	1,085,370

4.85%, 09/30/2029	1,000,000	853,950

5.88%, 04/20/2032	440,000	372,343

5.38%, 07/24/2044	820,000	542,200

5.65%, 09/27/2047	780,000	509,629

5.75%, 09/30/2049	3,833,000	2,503,275

7.30%, 04/20/2052	400,000	312,534

Romanian Government International Bond (Romania), 3.00%, 02/27/2027(b)	780,000	706,888

6.63%, 02/17/2028(b)	820,000	822,351

3.63%, 03/27/2032(b)	800,000	635,697

7.13%, 01/17/2033(b)	380,000	378,962

6.00%, 05/25/2034(b)	1,540,000	1,409,896

6.13%, 01/22/2044(b)	800,000	691,838

5.13%, 06/15/2048(b)	2,344,000	1,741,322

4.00%, 02/14/2051(b)	1,750,000	1,079,302

7.63%, 01/17/2053(b)	760,000	749,661

Saudi Government International Bond (Saudi Arabia), 4.00%, 04/17/2025(b)	770,000	750,506

3.25%, 10/26/2026(b)	500,000	468,750

4.38%, 04/16/2029(b)	1,798,000	1,690,951

4.50%, 04/17/2030(b)	1,062,000	995,999

5.50%, 10/25/2032(b)	1,560,000	1,530,636

2.25%, 02/02/2033(b)	2,550,000	1,921,042

4.63%, 10/04/2047(b)	780,000	591,271

5.00%, 01/18/2053(b)	1,320,000	1,047,712

4.50%, 04/22/2060(b)	1,140,000	826,047

Serbia International Bond (Serbia), 6.50%, 09/26/2033(b)	1,670,000	1,579,299

Sharjah Sukuk Program Ltd. (United Arab Emirates), 3.85%, 04/03/2026(b)	600,000	572,519

4.23%, 03/14/2028(b)	1,019,000	945,392

Turkey Government International Bond (Turkey), 4.75%, 01/26/2026	440,000	412,390

4.25%, 04/14/2026	1,320,000	1,214,525

7.63%, 04/26/2029	2,430,000	2,318,439

11.88%, 01/15/2030	1,920,000	2,215,715

6.88%, 03/17/2036	1,218,000	1,010,460

6.00%, 01/14/2041	1,560,000	1,117,233

	Principal Amount	Value

Sovereign Debt–(continued)
UAE International Government Bond (United Arab Emirates), 4.05%, 07/07/2032(b)	$780,000	$712,269

4.95%, 07/07/2052(b)	780,000	660,797

Ukraine Government International Bond (Ukraine), 7.75%, 09/01/2025(b)(f)	650,000	201,297

7.75%, 09/01/2026(b)(f)	650,000	186,757

7.75%, 09/01/2028(b)(f)	4,450,000	1,269,816

7.75%, 09/01/2029(b)(f)	1,090,000	308,519

9.75%, 11/01/2030(b)(f)	900,000	263,160

Uruguay Government International Bond (Uruguay), 4.50%, 08/14/2024	471,974	470,591

		151,901,261

Specialized Consumer Services–0.04%
Sotheby’s, 7.38%, 10/15/2027(b)(c)	430,000	384,483

Specialized Finance–0.01%
Blackstone Private Credit Fund, 3.25%, 03/15/2027	75,000	64,720

Specialty Chemicals–0.23%
Avient Corp., 5.75%, 05/15/2025(b)	377,000	369,789

Olympus Water US Holding Corp., 9.75%, 11/15/2028(b)	494,000	483,108

PPG Industries, Inc., 1.20%, 03/15/2026	67,000	60,135

Rayonier A.M. Products, Inc., 7.63%, 01/15/2026(b)	871,000	741,243

SCIL IV LLC/SCIL USA Holdings LLC, 5.38%, 11/01/2026(b)(c)	832,000	738,829

		2,393,104

Steel–0.05%
ArcelorMittal S.A. (Luxembourg), 4.55%, 03/11/2026	134,000	130,547

Cleveland-Cliffs, Inc., 6.75%, 04/15/2030(b)	379,000	351,879
Nucor Corp., 3.95%, 05/01/2028	100,000	93,097

		575,523

Systems Software–0.13%
Gen Digital, Inc., 5.00%, 04/15/2025(b)	400,000	387,676

McAfee Corp., 7.38%, 02/15/2030(b)	740,000	592,644

Veritas US, Inc./Veritas Bermuda Ltd., 7.50%, 09/01/2025(b)	502,000	411,353

		1,391,673

Technology Distributors–0.03%
Avnet, Inc., 4.63%, 04/15/2026	75,000	71,924

Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 5.75%, 06/01/2025(b)	260,000	253,669

		325,593

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20	Invesco Multi-Asset Income Fund

	Principal Amount	Value

Technology Hardware, Storage & Peripherals–0.31%
Apple, Inc., 3.25%, 02/23/2026	$150,000	$143,594

3.20%, 05/11/2027	135,000	126,278

Seagate HDD Cayman, 4.75%, 01/01/2025	249,000	243,832

4.13%, 01/15/2031	248,000	197,465

9.63%, 12/01/2032(b)	834,760	890,798

Xerox Corp., 6.75%, 12/15/2039	513,000	334,462

Xerox Holdings Corp., 5.00%, 08/15/2025(b)(c)	690,000	635,478

5.50%, 08/15/2028(b)(c)	930,000	719,828

		3,291,735

Telecom Tower REITs–0.07%
American Tower Corp., 1.30%, 09/15/2025	134,000	122,502

3.65%, 03/15/2027	105,000	96,727

3.55%, 07/15/2027	105,000	95,548

SBA Communications Corp., 3.88%, 02/15/2027	481,000	438,455

		753,232

Tires & Rubber–0.09%
FXI Holdings, Inc., 12.25%, 11/15/2026(b)	512,000	425,116

Goodyear Tire & Rubber Co. (The), 9.50%, 05/31/2025	100,000	101,263

5.00%, 07/15/2029(c)	462,000	398,028

		924,407

Tobacco–0.06%
Altria Group, Inc., 4.40%, 02/14/2026	134,000	129,639

B.A.T Capital Corp. (United Kingdom), 3.22%, 09/06/2026	134,000	124,142

Philip Morris International, Inc., 4.88%, 02/15/2028	160,000	153,814

Vector Group Ltd., 5.75%, 02/01/2029(b)	317,000	268,924

		676,519

Trading Companies & Distributors–0.13%
Air Lease Corp., 4.63%, 10/01/2028	90,000	82,625

BlueLinx Holdings, Inc., 6.00%, 11/15/2029(b)	472,000	397,735

Fortress Transportation and Infrastructure Investors LLC, 6.50%, 10/01/2025(b)(c)	540,000	535,205

5.50%, 05/01/2028(b)	381,000	346,902

		1,362,467

Transaction & Payment Processing Services–0.04%
Block, Inc., 2.75%, 06/01/2026	276,000	247,944

Global Payments, Inc., 2.15%, 01/15/2027	110,000	96,702

Western Union Co. (The), 1.35%, 03/15/2026	75,000	66,759

		411,405

	Principal Amount	Value

Wireless Telecommunication Services–0.01%
Sprint Capital Corp., 6.88%, 11/15/2028	$70,000	$71,891

Total U.S. Dollar Denominated Bonds & Notes (Cost $442,332,067)		393,517,731

Equity Linked Notes–21.73%
Diversified Banks–20.64%
Bank of Montreal (Communication Services Select Sector SPDR® Fund) (Canada), 18.67%, 11/08/2023(b)	8,383,000	8,331,175

Bank of Montreal (Consumer Staples Select Sector SPDR® Fund) (Canada), 11.37%, 11/03/2023(b)	6,215,000	6,117,648

11.20%, 12/13/2023(b)	6,692,000	6,692,000

Bank of Montreal (Health Care Select Sector SPDR® Fund) (Canada), 11.83%, 11/01/2023	8,512,000	7,953,073

10.93%, 11/15/2023(b)	9,408,000	8,828,540

12.65%, 12/11/2023(b)	9,247,000	9,322,454

Bank of Nova Scotia (The) (Consumer Discretionary Select Sector SPDR® Fund) (Canada), 15.85%, 11/22/2023(b)	7,434,000	6,904,803

Bank of Nova Scotia (The) (Consumer Staples Select Sector SPDR® Fund) (Canada), 13.80%, 11/21/2023(b)	6,827,000	6,875,360

Bank of Nova Scotia (The) (Financial Select Sector SPDR® Fund) (Canada), 18.33%, 11/14/2023(b)	8,995,000	8,801,212

Bank of Nova Scotia (The) (Health Care Select Sector SPDR® Fund) (Canada), 13.16%, 12/04/2023(b)	9,128,000	8,932,732

Barclays Bank PLC (Financial Select Sector SPDR® Fund) (United Kingdom), 17.37%, 12/01/2023(b)	9,156,000	9,183,284

Barclays Bank PLC (iShares® Dow Jones U.S. Real Estate Index) (United Kingdom), 14.52%, 11/30/2023(b)	4,625,000	4,622,524

BNP Paribas Issuance B.V. (Technology Select Sector SPDR® Fund) (France), 15.51%, 11/02/2023(b)	11,145,000	11,174,463

Canadian Imperial Bank of Commerce (Energy Select Sector SPDR® Fund) (Canada), 16.90%, 11/30/2023(b)	9,800,000	9,016,490

Canadian Imperial Bank of Commerce (Industrial Select Sector SPDR® Fund) (Canada), 15.35%, 11/16/2023(b)	8,670,000	8,124,623

Citigroup, Inc. (Financial Select Sector SPDR® Fund), 11.67%, 12/08/2023(b)	8,747,000	8,790,996

J.P. Morgan Structured Products B.V. (Industrial Select Sector SPDR® Fund), 18.78%, 11/09/2023(b)	8,087,000	7,982,023

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21	Invesco Multi-Asset Income Fund

	Principal Amount	Value

Diversified Banks–(continued)
Mizuho Financial Group, Inc. (Technology Select Sector SPDR® Fund) (Japan), 17.60%, 11/10/2023(b)	$11,596,000	$11,549,530

Mizuho Markets Cayman L.P. (Consumer Discretionary Select Sector SPDR® Fund) (Japan), 14.88%, 12/07/2023(b)	7,478,000	7,531,108

Mizuho Markets Cayman L.P. (Technology Select Sector SPDR® Fund) (Japan), 13.00%, 12/05/2023(b)	11,478,000	11,411,454

Royal Bank of Canada (Communication Services Select Sector SPDR® Fund) (Canada), 15.68%, 11/24/2023(b)	9,430,000	9,099,194

Royal Bank of Canada (Technology Select Sector SPDR® Fund) (Canada), 18.82%, 11/07/2023(b)	11,019,000	11,020,516

Royal Bank of Canada (Utilities Select Sector SPDR® Fund) (Canada), 18.82%, 11/17/2023(b)	5,092,000	5,183,805

Societe Generale S.A. (Consumer Discretionary Select Sector SPDR® Fund) (France), 18.54%, 11/13/2023(b)	7,557,000	7,161,126

Societe Generale S.A. (Materials Select Sector SPDR® Fund) (France), 16.20%, 11/17/2023(b)	5,212,000	5,082,542

Societe Generale S.A. (Technology Select Sector SPDR® Fund) (France), 18.35%, 11/20/2023(b)	11,539,000	11,244,604

		216,937,279

Diversified Capital Markets–1.09%
UBS Group AG (Technology Select Sector SPDR® Fund) (Switzerland), 15.00%, 12/12/2023(b)	11,372,000	11,454,484

Total Equity Linked Notes (Cost $232,844,000)		228,391,763

U.S. Treasury Securities–21.14%
U.S. Treasury Bills–0.13%
4.66% - 5.44%,
04/18/2024(i)(j)	1,428,000	1,392,335

U.S. Treasury Bonds–18.20%
1.88%, 11/15/2051	366,500,000	191,209,922

U.S. Treasury Notes–2.81%
1.13%, 01/15/2025	9,650,000	9,181,070

5.00%, 09/30/2025	6,700,000	6,688,223

0.38%, 12/31/2025	6,000,000	5,437,500

1.25%, 12/31/2026	8,100,000	7,252,031

2.63%, 05/31/2027	1,050,000	972,645

		29,531,469

Total U.S. Treasury Securities (Cost $311,026,410)		222,133,726

	Shares	Value

Preferred Stocks–6.28%
Alternative Carriers–0.06%
Qwest Corp., 6.50%, Pfd.	28,065	$339,306

Qwest Corp., 6.75%, Pfd.	18,949	237,241

		576,547

Asset Management & Custody Banks–0.17%
Affiliated Managers Group, Inc., 5.88%, Pfd.	8,613	170,710

Affiliated Managers Group, Inc., 4.75%, Pfd.	7,896	128,942

Affiliated Managers Group, Inc., 4.20%, Pfd.	5,742	88,082

Northern Trust Corp., 4.70%, Series E, Pfd.	11,484	222,790

Oaktree Capital Group LLC, 6.63%, Series A, Pfd.	5,168	99,277

Oaktree Capital Group LLC, 6.55%, Series B, Pfd.	6,747	127,383

Prospect Capital Corp., 5.35%, Series A, Pfd.	4,244	67,140

State Street Corp., 5.35%, Series G, Pfd.	14,356	313,966

State Street Corp., 5.90%, Series D, Pfd.	21,533	541,555

		1,759,845

Automobile Manufacturers–0.12%
Ford Motor Co., 6.20%, Pfd.	21,533	462,098

Ford Motor Co., 6.00%, Pfd.	22,969	482,349

Ford Motor Co., 6.50%, Pfd.	17,227	360,389

		1,304,836

Broadline Retail–0.03%
Dillard’s Capital Trust I, 7.50%, Pfd.	5,742	146,938

QVC, Inc., 6.38%, Pfd.	6,460	54,587

QVC, Inc., 6.25%, Pfd.	14,363	119,356

		320,881

Commercial & Residential Mortgage Finance–0.03%
Merchants Bancorp, 6.00%, Series B, Pfd.(e)	3,589	70,093

Merchants Bancorp, 6.00%, Series C, Pfd.	5,633	96,972

Merchants Bancorp, 8.25%, Pfd.(e)	4,091	94,421

		261,486

Consumer Finance–0.21%
Capital One Financial Corp., 5.00%, Series I, Pfd.	43,067	701,561

Capital One Financial Corp., 4.80%, Series J, Pfd.	35,889	564,534

Capital One Financial Corp., 4.63%, Series K, Pfd.	3,589	54,625

Capital One Financial Corp., 4.38%, Series L, Pfd.	19,380	280,041

Capital One Financial Corp., 4.25%, Series N, Pfd.	12,202	173,024

Navient Corp., 6.00%, Pfd.	8,613	148,058

Synchrony Financial, 5.63%, Series A, Pfd.	21,533	318,042

		2,239,885

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22	Invesco Multi-Asset Income Fund

	Shares	Value

Data Center REITs–0.04%
Digital Realty Trust, Inc., 5.25%, Series J, Pfd.	5,742	$111,050

Digital Realty Trust, Inc., 5.85%, Series K, Pfd.	6,029	131,312

Digital Realty Trust, Inc., 5.20%, Series L, Pfd.	9,905	192,949

		435,311

Diversified Banks–1.66%
Bank of America Corp., 6.00%, Series GG, Pfd.	38,760	866,286

Bank of America Corp., 5.88%, Series HH, Pfd.	24,440	531,570

Bank of America Corp., 6.45%, Series K, Pfd.(e)	30,147	750,359

Bank of America Corp., 5.38%, Series KK, Pfd.	39,674	819,665

Bank of America Corp., 5.00%, Series LL, Pfd.	37,357	724,726

Bank of America Corp., 4.38%, Series NN, Pfd.	30,860	514,127

Bank of America Corp., 4.13%, Series PP, Pfd.	26,199	414,992

Bank of America Corp., 4.25%, Series QQ, Pfd.	37,238	605,490

Bank of America Corp., 4.75%, Series SS, Pfd.	19,712	352,253

Fifth Third Bancorp, 6.00%, Series A, Pfd.	5,742	132,927

Fifth Third Bancorp, 4.95%, Series K, Pfd.	7,178	137,459

First Citizens BancShares, Inc., 5.38%, Series A, Pfd.	9,905	190,176

First Citizens BancShares, Inc., 5.63%, Series C, Pfd.	5,742	110,591

JPMorgan Chase & Co., 5.75%, Series DD, Pfd.	48,701	1,114,279

JPMorgan Chase & Co., 6.00%, Series EE, Pfd.	53,116	1,270,003

JPMorgan Chase & Co., 4.75%, Series GG, Pfd.	25,840	491,735

JPMorgan Chase & Co., 4.55%, Series JJ, Pfd.	43,067	791,141

JPMorgan Chase & Co., 4.63%, Series LL, Pfd.	53,116	996,987

JPMorgan Chase & Co., 4.20%, Series MM, Pfd.	57,422	976,174

KeyCorp, 6.13%, Series E, Pfd.(e)	14,356	256,255

KeyCorp, 5.65%, Series F, Pfd.	12,202	186,691

KeyCorp, 5.63%, Series G, Pfd.	12,920	195,092

KeyCorp, 6.20%, Pfd.(e)	17,227	287,863

U.S. Bancorp, 5.50%, Series K, Pfd.	16,509	325,227

U.S. Bancorp, 3.75%, Series L, Pfd.	14,356	203,712

U.S. Bancorp, 4.00%, Series M, Pfd.	21,533	319,334

U.S. Bancorp, 4.50%, Series O, Pfd.	12,920	217,831

Wells Fargo & Co., 5.63%, Series Y, Pfd.	19,811	424,352

Wells Fargo & Co., 6.63%, Series R, Pfd.	24,117	607,507

Wells Fargo & Co., 4.75%, Series Z, Pfd.	57,781	1,028,502

Wells Fargo & Co., 4.70%, Series AA, Pfd.	33,592	593,571

	Shares	Value

Diversified Banks–(continued)
Wells Fargo & Co., 4.38%, Series CC, Pfd.	30,147	$488,080

Wells Fargo & Co., 4.25%, Series DD, Pfd.	35,889	561,663

		17,486,620

Diversified Chemicals–0.01%
EIDP, Inc., 4.50%, Series B, Pfd.	1,201	80,923

Diversified Financial Services–0.22%
Apollo Global Management, Inc., 7.63%, Pfd.(e)	17,227	450,658

Brookfield BRP Holdings Canada, Inc., 4.63%, Pfd.	10,049	137,370

Brookfield BRP Holdings Canada, Inc., 4.88%, Pfd.	7,465	106,600

Carlyle Finance LLC, 4.63%, Pfd.	14,356	234,577

Equitable Holdings, Inc., 5.25%, Series A, Pfd.	22,969	414,131

Equitable Holdings, Inc., 4.30%, Series C, Pfd.	8,613	124,027

Jackson Financial, Inc., 8.00%, Pfd.(e)	15,791	386,722

KKR Group Finance Co. IX LLC, 4.63%, Pfd.	14,356	237,736

Voya Financial, Inc., 5.35%, Series B, Pfd.(e)	8,613	178,203

		2,270,024

Diversified REITs–0.01%
Global Net Lease, Inc., 7.25%, Series A, Pfd.	4,881	83,758

Global Net Lease, Inc., 6.88%, Series B, Pfd.	3,282	51,757

		135,515

Electric Utilities–0.44%
BIP Bermuda Holdings I Ltd., 5.13%, Pfd.	8,613	131,779

Brookfield Infrastructure Finance ULC, 5.00%, Pfd.	7,178	109,751

Duke Energy Corp., 5.63%, Pfd.	14,356	316,837

Duke Energy Corp., 5.75%, Series A, Pfd.	28,711	658,630

Entergy Arkansas LLC, 4.88%, Pfd.	11,772	238,147

Entergy Louisiana LLC, 4.88%, Pfd.	7,752	158,141

Entergy Mississippi LLC, 4.90%, Pfd.	7,465	152,734

Entergy New Orleans LLC, 5.50%, Pfd.	3,158	65,781

Georgia Power Co., 5.00%, Series 2017-A, Pfd.	7,752	167,443

National Rural Utilities Cooperative Finance Corp., 5.50%, Pfd.	7,178	162,223

NextEra Energy Capital Holdings, Inc., 5.65%, Series N, Pfd.	19,739	437,811

Pacific Gas and Electric Co., 6.00%, Series A, Pfd.	3,023	59,009

SCE Trust II, 5.10%, Pfd.	6,316	110,783

SCE Trust IV, 5.38%, Series J, Pfd.(e)	9,331	183,354

SCE Trust V, 5.45%, Series K, Pfd.(e)	8,613	189,917

SCE Trust VI, 5.00%, Pfd.	13,638	238,938

Southern Co. (The), 5.25%, Pfd.	12,920	276,488

Southern Co. (The), 4.95%, Series 2020, Pfd.	28,711	581,685

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23	Invesco Multi-Asset Income Fund

	Shares	Value

Electric Utilities–(continued)
Southern Co. (The), 4.20%, Series C, Pfd.	21,533	$387,594

		4,627,045

Gas Utilities–0.02%
South Jersey Industries, Inc., 5.63%, Pfd.	4,788	60,161

Spire, Inc., 5.90%, Series A, Pfd.	7,178	158,562

		218,723

Integrated Telecommunication Services–0.27%
AT&T, Inc., 5.35%, Pfd.	37,971	795,492

AT&T, Inc., 5.63%, Pfd.	23,687	521,114

AT&T, Inc., 5.00%, Series A, Pfd.	34,453	641,170

AT&T, Inc., 4.75%, Series C, Pfd.	50,245	869,239

		2,827,015

Investment Banking & Brokerage–0.54%
Brookfield Finance I (UK) PLC, 4.50%, Pfd.	6,604	92,456

Brookfield Finance, Inc., 4.63%, Series 50, Pfd.	11,484	170,078

Charles Schwab Corp. (The), 5.95%, Series D, Pfd.	21,533	486,861

Charles Schwab Corp. (The), 4.45%, Series J, Pfd.	17,227	304,057

Morgan Stanley, 5.85%, Series K, Pfd.	28,711	627,623

Morgan Stanley, 7.13%, Series E, Pfd.	24,763	621,551

Morgan Stanley, 6.88%, Series F, Pfd.	24,405	596,702

Morgan Stanley, 6.38%, Series I, Pfd.	28,711	675,283

Morgan Stanley, 4.88%, Series L, Pfd.	14,356	266,591

Morgan Stanley, 4.25%, Series O, Pfd.	37,325	612,503

Morgan Stanley, 6.50%, Series P, Pfd.	28,711	708,013

Stifel Financial Corp., 5.20%, Pfd.	6,460	121,448

Stifel Financial Corp., 6.25%, Series B, Pfd.	4,594	101,987

Stifel Financial Corp., 6.13%, Series C, Pfd.	6,460	140,053

Stifel Financial Corp., 4.50%, Series D, Pfd.	8,613	133,415

		5,658,621

Leisure Products–0.03%
Brunswick Corp., 6.50%, Pfd.	5,312	118,139

Brunswick Corp., 6.63%, Pfd.	3,589	85,705

Brunswick Corp., 6.38%, Pfd.	6,604	144,496

		348,340

Life & Health Insurance–0.61%
AEGON Funding Co. LLC, 5.10%, Pfd.	26,558	494,776

American Equity Investment Life Holding Co., 5.95%, Series A, Pfd.(e)	11,484	242,887

American Equity Investment Life Holding Co., 6.63%, Series B, Pfd.(e)	8,613	197,410

Athene Holding Ltd., 6.35%, Series A, Pfd.(e)	24,763	523,242

Athene Holding Ltd., 5.63%, Series B, Pfd.	9,905	188,591

Athene Holding Ltd., 6.38%, Series C, Pfd.(e)	17,227	418,099

Athene Holding Ltd., 4.88%, Series D, Pfd.	16,509	267,116

	Shares	Value

Life & Health Insurance–(continued)
Athene Holding Ltd., 7.75%, Series E, Pfd.(e)	14,356	$357,464

Brighthouse Financial, Inc., 6.25%, Pfd.	10,767	211,033

Brighthouse Financial, Inc., 6.60%, Series A, Pfd.	12,202	238,183

Brighthouse Financial, Inc., 6.75%, Series B, Pfd.	11,556	231,467

Brighthouse Financial, Inc., 5.38%, Series C, Pfd.	16,509	256,550

Brighthouse Financial, Inc., 4.63%, Series D, Pfd.	10,049	136,465

CNO Financial Group, Inc., 5.13%, Pfd.	4,307	65,897

Globe Life, Inc., 4.25%, Pfd.	9,331	163,106

Lincoln National Corp., 9.00%, Series D, Pfd.	14,356	380,434

MetLife, Inc., 5.63%, Series E, Pfd.	23,113	497,161

MetLife, Inc., 4.75%, Series F, Pfd.	28,711	537,757

Prudential Financial, Inc., 5.63%, Pfd.	16,222	364,184

Prudential Financial, Inc., 4.13%, Pfd.	14,356	257,618

Prudential Financial, Inc., 5.95%, Pfd.	8,613	207,659

Unum Group, 6.25%, Pfd.	8,613	192,759

		6,429,858

Multi-line Insurance–0.04%
American International Group, Inc., 5.85%, Series A, Pfd.	14,356	321,575

Assurant, Inc., 5.25%, Pfd.	7,178	134,372

		455,947

Multi-Utilities–0.17%
Brookfield Infrastructure Partners L.P., 5.13%, Series 13, Pfd.	5,742	87,278

Brookfield Infrastructure Partners L.P., 5.00%, Series 14, Pfd.	5,742	84,809

CMS Energy Corp., 5.63%, Pfd.	5,742	123,396

CMS Energy Corp., 5.88%, Pfd.(k)	8,039	177,260

CMS Energy Corp., 5.88%, Pfd.(k)	18,088	401,734

CMS Energy Corp., 4.20%, Series C, Pfd.	6,604	119,532

DTE Energy Co., 4.38%, Series G, Pfd.	6,604	116,561

DTE Energy Co., 4.38%, Pfd.	8,039	143,979

Sempra, 5.75%, Pfd.	21,749	489,353

		1,743,902

Office REITs–0.08%
Hudson Pacific Properties, Inc., 4.75%, Series C, Pfd.	12,202	128,609

Office Properties Income Trust, 6.38%, Pfd.	4,651	64,556

SL Green Realty Corp., 6.50%, Series I, Pfd.	6,601	111,359

Vornado Realty Trust, 5.40%, Series L, Pfd.	8,613	122,391

Vornado Realty Trust, 5.25%, Series M, Pfd.	9,173	128,422

Vornado Realty Trust, 5.25%, Series N, Pfd.	8,613	122,304

Vornado Realty Trust, 4.45%, Series O, Pfd.	8,613	102,753

		780,394

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24	Invesco Multi-Asset Income Fund

	Shares	Value

Office Services & Supplies–0.02%
Pitney Bowes, Inc., 6.70%, Pfd.	12,202	$184,494

Other Specialized REITs–0.01%
EPR Properties, 5.75%, Series G, Pfd.	3,150	56,795

Property & Casualty Insurance–0.36%
Allstate Corp. (The), 5.10%, Series H, Pfd.	33,018	627,342

Allstate Corp. (The), 4.75%, Series I, Pfd.	8,613	157,618

Allstate Corp. (The), 7.38%, Series J, Pfd.	17,227	443,940

American Financial Group, Inc., 5.88%, Pfd.	3,589	79,568

American Financial Group, Inc., 5.13%, Pfd.	5,742	109,730

American Financial Group, Inc., 5.63%, Pfd.	4,307	89,370

American Financial Group, Inc., 4.50%, Pfd.	5,742	98,246

Arch Capital Group Ltd., 5.45%, Series F, Pfd.	9,475	193,385

Arch Capital Group Ltd., 4.55%, Series G, Pfd.	14,356	248,359

Argo Group International Holdings Ltd., 7.00%, Pfd.(e)	4,307	94,668

Argo Group U.S., Inc., 6.50%, Pfd.	4,127	87,286

Aspen Insurance Holdings Ltd., 5.63%, Pfd.	7,178	122,098

Aspen Insurance Holdings Ltd., 5.63%, Pfd.	7,178	113,843

AXIS Capital Holdings Ltd., 5.50%, Series E, Pfd.	15,791	307,766

Hartford Financial Services Group, Inc. (The), 6.00%, Series G, Pfd.	9,905	226,329

Kemper Corp., 5.88%, Pfd.(e)	4,307	76,880

PartnerRe Ltd., 4.88%, Series J, Pfd.	5,742	101,920

Selective Insurance Group, Inc., 4.60%, Series B, Pfd.	5,742	90,724

W.R. Berkley Corp., 5.70%, Pfd.	5,312	116,705

W.R. Berkley Corp., 5.10%, Pfd.	8,613	167,867

W.R. Berkley Corp., 4.25%, Pfd.	7,178	128,414

W.R. Berkley Corp., 4.13%, Pfd.	8,613	137,980

		3,820,038

Real Estate Operating Companies–0.04%
Brookfield Property Partners L.P., 6.50%, Series A-1, Pfd.	5,283	59,487

Brookfield Property Partners L.P., 6.38%, Series A-2, Pfd.	7,178	78,743

Brookfield Property Partners L.P., 5.75%, Series A, Pfd.	8,254	80,889

Brookfield Property Preferred L.P., 6.25%, Pfd.	19,269	231,228

		450,347

Regional Banks–0.45%
Associated Banc-Corp, 5.88%, Series E, Pfd.	2,871	49,812

Associated Banc-Corp, 5.63%, Series F, Pfd.	2,871	47,974

Associated Banc-Corp, 6.63%, Pfd.(e)	8,613	176,653

	Shares	Value

Regional Banks–(continued)
Bank of Hawaii Corp., 4.38%, Series A, Pfd.	5,168	$67,752

Bank OZK, 4.63%, Series A, Pfd.	10,049	149,730

Cadence Bank, 5.50%, Series A, Pfd.	4,953	82,715

Citizens Financial Group, Inc., 5.00%, Series E, Pfd.	12,920	206,591

Cullen/Frost Bankers, Inc., 4.45%, Series B, Pfd.	4,307	69,127

First Horizon Corp., 6.50%, Series E, Pfd.	4,307	79,335

First Horizon Corp., 4.70%, Series F, Pfd.	4,307	57,714

Fulton Financial Corp., 5.13%, Series A, Pfd.	5,742	87,623

Hancock Whitney Corp., 6.25%, Pfd.	4,953	109,932

Huntington Bancshares, Inc., 4.50%, Series H, Pfd.	14,356	211,894

Huntington Bancshares, Inc., 5.70%, Series C, Pfd.	5,024	91,939

Huntington Bancshares, Inc., 6.88%, Series J, Pfd.(e)	9,331	206,682

M&T Bank Corp., 5.63%, Series H, Pfd.(e)	7,178	153,753

New York Community Bancorp, Inc., 6.38%, Series A, Pfd.(e)	14,786	312,280

Old National Bancorp, 7.00%, Series C, Pfd.	3,517	75,897

Old National Bancorp, 7.00%, Series A, Pfd.	3,101	67,571

PacWest Bancorp, 7.75%, Series A, Pfd.(e)	14,736	300,025

Popular Capital Trust II, 6.13%, Pfd.	2,900	72,500

Regions Financial Corp., 5.70%, Series C, Pfd.(e)	14,356	256,255

Regions Financial Corp., 4.45%, Series E, Pfd.	11,484	169,733

Texas Capital Bancshares, Inc., 5.75%, Series B, Pfd.	8,613	139,617

Truist Financial Corp., 5.25%, Series O, Pfd.	16,509	331,831

Truist Financial Corp., 4.75%, Series R, Pfd.	26,558	473,529

Valley National Bancorp, 6.25%, Series A, Pfd.(e)	3,302	59,007

WaFd, Inc., 4.88%, Series A, Pfd.	8,613	108,954

Webster Financial Corp., 5.25%, Series F, Pfd.	4,307	67,017

Western Alliance Bancorporation, 4.25%, Series A, Pfd.(e)	8,613	135,052

Wintrust Financial Corp., 6.50%, Series D, Pfd.(e)	3,589	75,764

Wintrust Financial Corp., 6.88%, Series E, Pfd.(e)	8,254	197,601

		4,691,859

Reinsurance–0.16%
Enstar Group Ltd., 7.00%, Series D, Pfd.(e)	11,484	273,205

Enstar Group Ltd., 7.00%, Series E, Pfd.	3,158	70,455

Reinsurance Group of America, Inc., 5.75%, Pfd.(e)	11,484	281,588

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25	Invesco Multi-Asset Income Fund

	Shares	Value

Reinsurance–(continued)
Reinsurance Group of America, Inc., 7.13%, Pfd.(e)	20,098	$512,499

RenaissanceRe Holdings Ltd., 5.75%, Series F, Pfd.	7,178	154,542

RenaissanceRe Holdings Ltd., 4.20%, Series G, Pfd.	14,356	221,513

SiriusPoint Ltd., 8.00%, Series B, Pfd.(e)	5,742	144,009

		1,657,811

Renewable Electricity–0.01%
Brookfield Renewable Partners L.P., 5.25%, Series 17, Pfd.	5,742	92,389

Retail REITs–0.06%
Agree Realty Corp., 4.25%, Series A, Pfd.	5,024	80,786

Federal Realty Investment Trust, 5.00%, Series C, Pfd.	3,150	62,685

Kimco Realty Corp., 5.13%, Series L, Pfd.	6,389	122,669

Kimco Realty Corp., 5.25%, Series M, Pfd.	7,512	150,315

SITE Centers Corp., 6.38%, Series A, Pfd.	5,024	99,927

Spirit Realty Capital, Inc., 6.00%, Series A, Pfd.	4,953	109,907

		626,289

Self-Storage REITs–0.21%
Public Storage, 5.15%, Series F, Pfd.	8,039	169,703

Public Storage, 5.05%, Series G, Pfd.	8,613	184,146

Public Storage, 5.60%, Series H, Pfd.	8,183	181,581

Public Storage, 4.88%, Series I, Pfd.	9,080	178,513

Public Storage, 4.70%, Series J, Pfd.	7,789	143,395

Public Storage, 4.75%, Series K, Pfd.	6,956	130,008

Public Storage, 4.63%, Series L, Pfd.	16,580	306,730

Public Storage, 4.13%, Series M, Pfd.	6,604	108,372

Public Storage, 3.88%, Series N, Pfd.	8,541	130,250

Public Storage, 3.90%, Series O, Pfd.	4,881	75,411

Public Storage, 4.00%, Series P, Pfd.	17,334	273,704

Public Storage, 3.95%, Series Q, Pfd.	4,553	70,344

Public Storage, 4.00%, Series R, Pfd.	12,907	203,543

Public Storage, 4.10%, Series S, Pfd.	4,799	77,504

		2,233,204

Single-Family Residential REITs–0.01%
American Homes 4 Rent, 5.88%, Series G, Pfd.	3,302	70,464

American Homes 4 Rent, 6.25%, Series H, Pfd.	3,302	73,833

		144,297

Trading Companies & Distributors–0.09%
FTAI Aviation Ltd., 8.00%, Series B, Pfd.(e)	3,546	85,990

FTAI Aviation Ltd., 8.25%, Series C, Pfd.(e)	3,015	68,893

Triton International Ltd., 8.00%, Pfd.	4,127	101,937

Triton International Ltd., 7.38%, Pfd.	5,024	115,954

Triton International Ltd., 6.88%, Pfd.	4,307	97,510

		Shares	Value

Trading Companies & Distributors–(continued)
Triton International Ltd., 5.75%, Series E, Pfd.		5,024	$92,643

WESCO International, Inc., 10.63%, Series A, Pfd.(e)		15,458	412,110

			975,037

Wireless Telecommunication Services–0.10%
Telephone and Data Systems, Inc., 6.63%, Series UU, Pfd.		12,059	177,870

Telephone and Data Systems, Inc., 6.00%, Series VV, Pfd.		19,811	254,572

United States Cellular Corp., 6.25%, Pfd.		14,356	236,874

United States Cellular Corp., 5.50%, Pfd.		14,356	213,330

United States Cellular Corp., 5.50%, Pfd.		14,356	209,885

			1,092,531

Total Preferred Stocks (Cost $70,821,229)			65,986,809

	Principal Amount
Non-U.S. Dollar Denominated Bonds & Notes–0.83%(l)
Aerospace & Defense–0.01%
Thales S.A. (France), 0.75%, 01/23/2025(b)	EUR	100,000	101,606

Agricultural Products & Services–0.01%
Archer-Daniels-Midland Co., 1.00%, 09/12/2025	EUR	125,000	125,700

Apparel, Accessories & Luxury Goods–0.01%
PVH Corp., 3.13%, 12/15/2027(b)	EUR	100,000	100,211

Automobile Manufacturers–0.06%
BMW Finance N.V. (Germany), 1.00%, 01/21/2025(b)	EUR	150,000	153,560

Mercedes-Benz International Finance B.V. (Germany), 2.00%, 08/22/2026(b)	EUR	45,000	45,704

Nissan Motor Co. Ltd. (Japan), 2.65%, 03/17/2026(b)	EUR	100,000	100,968

Volkswagen Financial Services AG (Germany), 0.13%, 02/12/2027(b)	EUR	90,000	83,169

2.25%, 10/01/2027(b)	EUR	49,000	48,540

Volkswagen Leasing GmbH (Germany), 1.50%, 06/19/2026(b)	EUR	100,000	98,836

0.38%, 07/20/2026(b)	EUR	85,000	81,333

			612,110

Brewers–0.02%
Anheuser-Busch InBev S.A./N.V. (Belgium), 2.88%, 09/25/2024(b)	EUR	175,000	183,516

Broadcasting–0.02%
ITV PLC (United Kingdom), 1.38%, 09/26/2026(b)	EUR	125,000	121,956

TDF Infrastructure S.A.S.U. (France), 2.50%, 04/07/2026(b)	EUR	100,000	99,952

			221,908

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26	Invesco Multi-Asset Income Fund

	Principal Amount		Value

Cable & Satellite–0.01%
SES S.A. (Luxembourg), 1.63%, 03/22/2026(b)	EUR	120,000	$119,021

Casinos & Gaming–0.01%
Codere Finance 2 (Luxembourg) S.A. (Spain), 3.00% PIK Rate, 8.00% Cash Rate, 09/30/2026(b)(d)	EUR	216,503	158,066

Commercial & Residential Mortgage Finance–0.01%
Aareal Bank AG (Germany), 0.50%, 04/07/2027(b)	EUR	100,000	90,490

Construction Materials–0.00%
Heidelberg Materials Finance Luxembourg S.A. (Germany), 1.63%, 04/07/2026(b)	EUR	60,000	59,991

Consumer Finance–0.01%
General Motors Financial Co., Inc., 0.65%, 09/07/2028(b)	EUR	100,000	87,958

Diversified Banks–0.22%
Banco Bilbao Vizcaya Argentaria S.A. (Spain), 0.38%, 10/02/2024(b)	EUR	200,000	204,667

Banco Santander S.A. (Spain), 3.13%, 01/19/2027(b)	EUR	100,000	101,755

0.50%, 02/04/2027(b)	EUR	100,000	93,517

Bank of America Corp., 0.58%, 08/24/2028(b)(e)	EUR	100,000	91,940

Bankinter S.A. (Spain), 0.88%, 07/08/2026(b)	EUR	100,000	96,783

Banque Federative du Credit Mutuel S.A. (France), 2.13%, 09/12/2026(b)	EUR	100,000	99,633

0.63%, 11/19/2027(b)	EUR	100,000	91,260

Belfius Bank S.A. (Belgium), 0.01%, 10/15/2025(b)	EUR	200,000	196,081

BNP Paribas S.A. (France), 1.50%, 11/17/2025(b)	EUR	100,000	100,868

2.88%, 10/01/2026(b)	EUR	100,000	101,533

0.25%, 04/13/2027(b)(e)	EUR	100,000	95,476

BPCE S.A. (France), 0.63%, 09/26/2024(b)	EUR	200,000	205,313

Credit Agricole S.A. (France), 1.38%, 03/13/2025(b)	EUR	100,000	102,082

0.38%, 10/21/2025(b)	EUR	100,000	99,057

ING Groep N.V. (Netherlands), 1.13%, 02/14/2025(b)	EUR	100,000	101,893

Mediobanca Banca di Credito Finanziario S.p.A. (Italy), 0.88%, 01/15/2026(b)	EUR	100,000	98,602

Mizuho Financial Group, Inc. (Japan), 4.16%, 05/20/2028(b)	EUR	100,000	104,512

NatWest Group PLC (United Kingdom), 4.07%, 09/06/2028(b)(e)	EUR	100,000	103,608

Nordea Bank Abp (Finland), 1.13%, 02/12/2025(b)	EUR	100,000	102,093

Standard Chartered PLC (United Kingdom), 0.90%, 07/02/2027(b)(e)	EUR	100,000	95,876

	Principal Amount		Value

Diversified Banks–(continued)
Swedbank AB (Sweden), 0.30%, 05/20/2027(b)(e)	EUR	100,000	$95,285

			2,381,834

Diversified Capital Markets–0.04%
Deutsche Bank AG (Germany),
2.63%, 02/12/2026(b)	EUR	100,000	101,606

0.75%, 02/17/2027(b)(e)	EUR	100,000	95,858

Macquarie Group Ltd. (Australia), 0.63%, 02/03/2027(b)	EUR	100,000	93,680

UBS Group AG (Switzerland), 0.25%, 11/05/2028(b)(e)	EUR	200,000	177,097

			468,241

Diversified Chemicals–0.03%
BASF SE (Germany), 0.25%, 06/05/2027(b)	EUR	100,000	93,860

3.13%, 06/29/2028(b)	EUR	100,000	103,280

LANXESS AG (Germany), 1.75%, 03/22/2028(b)	EUR	100,000	91,864

			289,004

Diversified Financial Services–0.05%
Clearstream Banking AG (Germany), 0.01%, 12/01/2025(b)	EUR	100,000	97,755

LeasePlan Corp. N.V. (Netherlands), 3.50%, 04/09/2025(b)	EUR	200,000	209,799

Nykredit Realkredit A/S (Denmark), 4.00%, 07/17/2028(b)	EUR	100,000	103,000

OP Corporate Bank PLC (Finland), 0.60%, 01/18/2027	EUR	100,000	94,136

			504,690

Electric Utilities–0.03%
AusNet Services Holdings Pty. Ltd. (Australia), 1.50%, 02/26/2027(b)	EUR	100,000	96,764

EDP Finance B.V. (Portugal), 1.50%, 11/22/2027(b)	EUR	100,000	96,128

Elenia Verkko OYJ (Finland), 0.38%, 02/06/2027(b)	EUR	140,000	130,758

			323,650

Food Retail–0.01%
ELO SACA (France), 2.88%, 01/29/2026(b)	EUR	100,000	100,685

Gas Utilities–0.01%
2i Rete Gas S.p.A. (Italy), 1.75%, 08/28/2026(b)	EUR	100,000	99,367

Health Care Equipment–0.01%
Zimmer Biomet Holdings, Inc., 2.43%, 12/13/2026	EUR	100,000	100,949

Health Care Services–0.00%
Fresenius Medical Care AG & Co. KGaA (Germany), 0.63%, 11/30/2026(b)	EUR	30,000	27,868

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27	Invesco Multi-Asset Income Fund

	Principal Amount		Value

Household Appliances–0.01%
Whirlpool Finance Luxembourg S.a.r.l., 1.10%, 11/09/2027	EUR	100,000	$94,522

Household Products–0.01%
Procter & Gamble Co. (The), 4.88%, 05/11/2027	EUR	75,000	83,051

Industrial Machinery & Supplies & Components–0.01%
SKF AB (Sweden), 3.13%, 09/14/2028(b)	EUR	100,000	101,990

Integrated Oil & Gas–0.03%
Eni S.p.A. (Italy), 1.00%, 03/14/2025(b)	EUR	130,000	132,149

Shell International Finance B.V. (Netherlands), 0.38%, 02/15/2025(b)	EUR	160,000	161,892

			294,041

Investment Banking & Brokerage–0.00%
Goldman Sachs Group, Inc. (The), 0.25%, 01/26/2028(b)	EUR	72,000	64,788

IT Consulting & Other Services–0.02%
DXC Technology Co., 1.75%, 01/15/2026	EUR	100,000	99,105

International Business Machines Corp., 1.25%, 01/29/2027	EUR	100,000	97,790

			196,895

Multi-line Insurance–0.01%
New York Life Global Funding, 0.25%, 01/23/2027(b)	EUR	100,000	94,856

Multi-Sector Holdings–0.02%
Berkshire Hathaway, Inc., 1.13%, 03/16/2027	EUR	100,000	97,076

Groupe Bruxelles Lambert N.V. (Belgium), 1.88%, 06/19/2025(b)	EUR	100,000	102,427

			199,503

Office REITs–0.02%
Globalworth Real Estate Investments Ltd. (Poland), 2.95%, 07/29/2026(b)	EUR	100,000	82,149

Inmobiliaria Colonial SOCIMI S.A. (Spain), 1.63%, 11/28/2025(b)	EUR	100,000	100,710

			182,859

Oil & Gas Exploration & Production–0.01%
APA Infrastructure Ltd. (Australia), 2.00%, 03/22/2027(b)	EUR	100,000	97,265

Passenger Airlines–0.01%
easyJet FinCo B.V. (United Kingdom), 1.88%, 03/03/2028(b)	EUR	100,000	92,771

Pharmaceuticals–0.01%
Novartis Finance S.A. (Switzerland), 1.63%, 11/09/2026(b)	EUR	100,000	99,957

	Principal Amount		Value

Precious Metals & Minerals–0.01%
Anglo American Capital PLC (South Africa), 1.63%, 03/11/2026(b)	EUR	100,000	$100,004

Rail Transportation–0.01%
Autostrade per l’Italia S.p.A. (Italy), 2.00%, 12/04/2028(b)	EUR	100,000	92,512

Regional Banks–0.02%
Credit Mutuel Arkea S.A. (France), 0.38%, 10/03/2028(b)	EUR	100,000	88,276

SpareBank 1 SMN (Norway), 0.01%, 02/18/2028(b)	EUR	100,000	89,319

			177,595

Renewable Electricity–0.01%
Southern Power Co., 1.85%, 06/20/2026	EUR	100,000	100,316

Restaurants–0.01%
Sodexo S.A. (France), 0.75%, 04/27/2025(b)	EUR	150,000	151,285

Telecom Tower REITs–0.01%
American Tower Corp., 1.95%, 05/22/2026	EUR	100,000	99,811

Tobacco–0.01%
Imperial Brands Finance PLC (United Kingdom), 3.38%, 02/26/2026(b)	EUR	100,000	103,907

Transaction & Payment Processing Services–0.01%
Euronet Worldwide, Inc., 1.38%, 05/22/2026	EUR	100,000	95,850

Water Utilities–0.01%
Thames Water Utilities Finance PLC (United Kingdom), 0.88%, 01/31/2028(b)	EUR	100,000	87,943

Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $9,724,184)			8,768,586

Asset-Backed Securities–0.00%
Banc of America Funding Trust, Series 2007-1, Class 1A3, 6.00%, 01/25/2037		$47,938	37,550

GMACM Home Equity Loan Trust, Series 2007-HE2, Class A2, 6.05%, 12/25/2037(m)		1,277	1,264

Total Asset-Backed Securities (Cost $44,827)			38,814

U.S. Government Sponsored Agency Mortgage-Backed Securities–0.00%
Fannie Mae REMICs, IO, 4.36%(9.80% - (30 Day Average SOFR + 0.11%)), 03/17/2031 (Cost $0)(n)(o)		9	0

		Shares

Money Market Funds–14.92%
Invesco Government & Agency Portfolio, Institutional Class, 5.27%(p)(q)		54,873,700	54,873,700

Invesco Liquid Assets Portfolio, Institutional Class, 5.40%(p)(q)		39,192,347	39,204,104

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28	Invesco Multi-Asset Income Fund

	Shares	Value

Money Market Funds–(continued)
Invesco Treasury Portfolio, Institutional Class, 5.27%(p)(q)	62,712,800	$62,712,800

Total Money Market Funds (Cost $156,783,107)		156,790,604

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-102.35% (Cost $1,223,575,824)		1,075,628,033

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–5.10%
Invesco Private Government Fund, 5.32%(p)(q)(r)	14,854,024	14,854,024

	Shares	Value

Money Market Funds–(continued)
Invesco Private Prime Fund, 5.53%(p)(q)(r)	38,683,394	$38,687,262

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $53,539,978)		53,541,286

TOTAL INVESTMENTS IN SECURITIES–107.45% (Cost $1,277,115,802)		1,129,169,319

OTHER ASSETS LESS LIABILITIES–(7.45)%		(78,310,338)

NET ASSETS–100.00%		$1,050,858,981

Investment Abbreviations:

EUR	– Euro
IO	– Interest Only
Pfd.	– Preferred
PIK	– Pay-in-Kind
REIT	– Real Estate Investment Trust
REMICs	– Real Estate Mortgage Investment Conduits
SOFR	– Secured Overnight Financing Rate
SPDR®	– Standard & Poor’s Depositary Receipt

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2023 was $484,284,869, which represented 46.08% of the Fund’s Net Assets.

(c)	All or a portion of this security was out on loan at October 31, 2023.
(d)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(e)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(f)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at October 31, 2023 was $2,229,549, which represented less than 1% of the Fund’s Net Assets.

(g)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(h)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(i)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1N.
(j)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(k)	The Fund holds securities which have been issued by the same entity and that trade on separate exchanges.
(l)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(m)

Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on October 31, 2023.

(n)	Interest only security. Principal amount shown is the notional principal and does not reflect the maturity value of the security.
(o)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on October 31, 2023.
(p)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2023.

	Value October 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value October 31, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$71,909,306	$269,427,964	$(286,463,570)	$-	$-	$54,873,700	$3,064,168
Invesco Liquid Assets Portfolio, Institutional Class	51,368,964	192,448,547	(204,616,836)	2,424	1,005	39,204,104	2,248,843
Invesco Treasury Portfolio, Institutional Class	82,182,063	307,917,674	(327,386,937)	-	-	62,712,800	3,497,449

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29	Invesco Multi-Asset Income Fund

	Value October 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value October 31, 2023	Dividend Income
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	$11,815,323	$67,207,237	$(64,168,536)	$-	$-	$14,854,024	$543,526*
Invesco Private Prime Fund	30,374,276	146,629,753	(138,319,403)	1,411	1,225	38,687,262	1,475,154*
Total	$247,649,932	$983,631,175	$(1,020,955,282)	$3,835	$2,230	$210,331,890	$10,829,140

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(q)	The rate shown is the 7-day SEC standardized yield as of October 31, 2023.
(r)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1K.

Open Futures Contracts(a)

Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)

Equity Risk

FTSE 100 Index	205	December-2023	$18,258,966	$(531,029)	$(531,029)

Tokyo Stock Price Index	202	December-2023	30,038,463	(1,373,615)	(1,373,615)

Subtotal				(1,904,644)	(1,904,644)

Interest Rate Risk

U.S. Treasury 5 Year Notes	132	December-2023	13,790,906	(231,369)	(231,369)

U.S. Treasury 10 Year Notes	159	December-2023	16,881,328	(553,631)	(553,631)

U.S. Treasury 10 Year Ultra Notes	59	December-2023	6,420,859	(299,945)	(299,945)

U.S. Treasury Ultra Bonds	37	December-2023	4,164,813	(561,934)	(561,934)

Subtotal				(1,646,879)	(1,646,879)

Subtotal–Long Futures Contracts				(3,551,523)	(3,551,523)

Short Futures Contracts

Equity Risk

E-Mini Russell 2000 Index	70	December-2023	(5,839,400)	352,940	352,940

MSCI Emerging Markets Index	65	December-2023	(2,987,400)	215,262	215,262

Subtotal				568,202	568,202

Interest Rate Risk

Euro-Bobl	30	December-2023	(3,691,394)	31,380	31,380

Euro-Bund	224	December-2023	(30,572,496)	504,422	504,422

Euro-Schatz	17	December-2023	(1,891,857)	5,011	5,011

Long Gilt	562	December-2023	(63,635,968)	414,600	414,600

U.S. Treasury 2 Year Notes	81	December-2023	(16,396,172)	32,611	32,611

U.S. Treasury Long Bonds	461	December-2023	(50,450,687)	3,523,602	3,523,602

Subtotal				4,511,626	4,511,626

Subtotal–Short Futures Contracts				5,079,828	5,079,828

Total Futures Contracts				$1,528,305	$1,528,305

(a)	Futures contracts collateralized by $8,567,000 cash held with Goldman Sachs International, the futures commission merchant.

Open Forward Foreign Currency Contracts

Settlement Date		Contract to				Unrealized Appreciation (Depreciation)
	Counterparty	Deliver		Receive

Currency Risk

11/10/2023	Bank of America, N.A.	EUR	8,072,000	USD	8,879,225	$335,540

11/10/2023	Canadian Imperial Bank of Commerce	EUR	174,000	USD	190,801	6,633

11/10/2023	Citibank, N.A.	EUR	10,000	USD	10,830	246

11/10/2023	J.P. Morgan Chase Bank, N.A.	EUR	56,321	USD	61,662	2,050

11/10/2023	Royal Bank of Canada	EUR	85,000	USD	92,159	2,192

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30	Invesco Multi-Asset Income Fund

Open Forward Foreign Currency Contracts–(continued)

Settlement Date		Contract to				Unrealized Appreciation (Depreciation)
	Counterparty	Deliver		Receive

11/10/2023	Royal Bank of Scotland PLC	USD	17,956	EUR	17,000	$37

Subtotal–Appreciation						346,698

Currency Risk

11/10/2023	Bank of America, N.A.	USD	91,670	EUR	84,000	(2,762)

11/10/2023	J.P. Morgan Chase Bank, N.A.	USD	31,828	EUR	30,000	(75)

11/10/2023	Royal Bank of Canada	EUR	35,000	USD	36,919	(126)

11/10/2023	Royal Bank of Canada	USD	103,997	EUR	97,000	(1,328)

Subtotal–Depreciation						(4,291)

Total Forward Foreign Currency Contracts						$342,407

Open Centrally Cleared Credit Default Swap Agreements(a)

Reference Entity	Buy/Sell Protection	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Implied Credit Spread(b)	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)

Credit Risk

Markit CDX North America High Yield Index, Series 39, Version 2	Sell	5.00%	Quarterly	12/20/2027	4.740%	USD 1,608,750	$32,335	$11,607	$(20,728)

(a)	Swaps are collateralized by $116,095 cash held with Merrill Lynch International, the Counterparty.
(b)

Implied credit spreads represent the current level, as of October 31, 2023, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Abbreviations:

EUR –Euro
USD –U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31	Invesco Multi-Asset Income Fund

Statement of Assets and Liabilities

October 31, 2023

Assets:

Investments in unaffiliated securities, at value (Cost $1,066,792,717)*	$918,837,429

Investments in affiliated money market funds, at value (Cost $210,323,085)	210,331,890

Other investments:
Variation margin receivable – centrally cleared swap agreements	337,530

Unrealized appreciation on forward foreign currency contracts outstanding	346,698

Deposits with brokers:
Cash collateral – exchange-traded futures contracts	8,567,000

Cash collateral – centrally cleared swap agreements	116,095

Foreign currencies, at value (Cost $62,903)	62,688

Receivable for:
Fund shares sold	361,136

Dividends	1,172,245

Interest	10,865,625

Investment for trustee deferred compensation and retirement plans	151,273

Other assets	32,248

Total assets	1,151,181,857

Liabilities:
Other investments:
Variation margin payable – futures contracts	270,166

Unrealized depreciation on forward foreign currency contracts outstanding	4,291

Payable for:
Investments purchased	43,747,917

Fund shares reacquired	1,362,227

Amount due custodian	507,607

Due to broker	2,281

Collateral upon return of securities loaned	53,539,978

Accrued fees to affiliates	476,071

Accrued other operating expenses	222,980

Trustee deferred compensation and retirement plans	189,358

Total liabilities	100,322,876

Net assets applicable to shares outstanding	$1,050,858,981

Net assets consist of:
Shares of beneficial interest	$1,861,772,435

Distributable earnings (loss)	(810,913,454)

$1,050,858,981

Net Assets:
Class A	$780,787,870

Class C	$61,668,134

Class R	$22,241,030

Class Y	$143,870,319

Class R5	$8,805

Class R6	$42,282,823

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	107,491,162

Class C	8,492,745

Class R	3,059,632

Class Y	19,792,840

Class R5	1,212

Class R6	5,817,109

Class A:
Net asset value per share	$7.26

Maximum offering price per share (Net asset value of $7.26 ÷ 94.50%)	$7.68

Class C:
Net asset value and offering price per share	$7.26

Class R:
Net asset value and offering price per share	$7.27

Class Y:
Net asset value and offering price per share	$7.27

Class R5:
Net asset value and offering price per share	$7.26

Class R6:
Net asset value and offering price per share	$7.27

*	At October 31, 2023, securities with an aggregate value of $51,584,347 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32	Invesco Multi-Asset Income Fund

Statement of Operations

For the year ended October 31, 2023

Investment income:

Interest	$72,210,856

Dividends (net of foreign withholding taxes of $272)	5,242,498

Dividends from affiliated money market funds (includes net securities lending income of $294,119)	9,104,579

Total investment income	86,557,933

Expenses:
Advisory fees	5,380,610

Administrative services fees	163,306

Custodian fees	111,219

Distribution fees:
Class A	1,977,227

Class C	757,181

Class R	121,503

Transfer agent fees – A, C, R and Y	1,518,450

Transfer agent fees – R5	32

Transfer agent fees – R6	14,579

Trustees’ and officers’ fees and benefits	29,147

Registration and filing fees	97,487

Reports to shareholders	87,279

Professional services fees	70,746

Other	(337,781)

Total expenses	9,990,985

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(578,481)

Net expenses	9,412,504

Net investment income	77,145,429

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(64,141,369)

Affiliated investment securities	2,230

Foreign currencies	(347,122)

Forward foreign currency contracts	(653,038)

Futures contracts	1,795,286

Swap agreements	225,174

(63,118,839)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	31,263,939

Affiliated investment securities	3,835

Foreign currencies	(29,244)

Forward foreign currency contracts	237,331

Futures contracts	3,998,408

Swap agreements	(79,136)

35,395,133

Net realized and unrealized gain (loss)	(27,723,706)

Net increase in net assets resulting from operations	$49,421,723

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33	Invesco Multi-Asset Income Fund

Statement of Changes in Net Assets

For the years ended October 31, 2023 and 2022

	2023	2022

Operations:
Net investment income	$77,145,429	$82,010,526

Net realized gain (loss)	(63,118,839)	(146,212,849)

Change in net unrealized appreciation (depreciation)	35,395,133	(218,104,297)

Net increase (decrease) in net assets resulting from operations	49,421,723	(282,306,620)

Distributions to shareholders from distributable earnings:
Class A	(58,444,286)	(63,724,100)

Class C	(4,626,634)	(6,302,892)

Class R	(1,605,955)	(1,654,502)

Class Y	(11,320,083)	(14,535,382)

Class R5	(1,985)	(4,645)

Class R6	(3,499,023)	(3,841,106)

Total distributions from distributable earnings	(79,497,966)	(90,062,627)

Share transactions–net:
Class A	(49,251,490)	(62,425,231)

Class C	(21,038,526)	(33,565,852)

Class R	(525,326)	(16,663,281)

Class Y	(24,691,098)	(43,908,235)

Class R5	(55,170)	3,957

Class R6	(6,897,140)	665,585

Net increase (decrease) in net assets resulting from share transactions	(102,458,750)	(155,893,057)

Net increase (decrease) in net assets	(132,534,993)	(528,262,304)

Net assets:
Beginning of year	1,183,393,974	1,711,656,278

End of year	$1,050,858,981	$1,183,393,974

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34	Invesco Multi-Asset Income Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 10/31/23	$ 7.49	$0.51	$(0.21)	$ 0.30	$(0.53)	$ 7.26	3.87	%(d)	$ 780,788	0.79	%(d)	0.85	%(d)	6.69	%(d)	54%
Year ended 10/31/22	9.75	0.50	(2.21)	(1.71)	(0.55)	7.49	(18.16	)(d)	852,899	0.82	(d)	0.87	(d)	5.68	(d)	94
Year ended 10/31/21	9.26	0.48	0.59	1.07	(0.58)	9.75	11.73	(d)	1,178,389	0.82	(d)	0.91	(d)	4.93	(d)	53
Year ended 10/31/20	10.79	0.58	(1.55)	(0.97)	(0.56)	9.26	(8.97	)(d)	1,209,154	0.82	(d)	0.92	(d)	6.13	(d)	117
Year ended 10/31/19	10.07	0.55	0.74	1.29	(0.57)	10.79	13.18		188,655	0.84		0.97		5.21		76
Class C
Year ended 10/31/23	7.49	0.45	(0.21)	0.24	(0.47)	7.26	3.08		61,668	1.56		1.62		5.92		54
Year ended 10/31/22	9.75	0.43	(2.21)	(1.78)	(0.48)	7.49	(18.80)		84,143	1.59		1.64		4.91		94
Year ended 10/31/21	9.26	0.40	0.60	1.00	(0.51)	9.75	10.89		147,030	1.59		1.68		4.16		53
Year ended 10/31/20	10.78	0.51	(1.54)	(1.03)	(0.49)	9.26	(9.58)		210,967	1.59		1.69		5.36		117
Year ended 10/31/19	10.06	0.47	0.74	1.21	(0.49)	10.78	12.35		118,619	1.59		1.72		4.46		76
Class R
Year ended 10/31/23	7.49	0.49	(0.20)	0.29	(0.51)	7.27	3.73		22,241	1.06		1.12		6.42		54
Year ended 10/31/22	9.76	0.47	(2.22)	(1.75)	(0.52)	7.49	(18.47)		23,452	1.09		1.14		5.41		94
Year ended 10/31/21	9.27	0.45	0.59	1.04	(0.55)	9.76	11.43		47,214	1.09		1.18		4.66		53
Year ended 10/31/20	10.78	0.55	(1.52)	(0.97)	(0.54)	9.27	(9.02)		55,930	1.09		1.19		5.86		117
Year ended 10/31/19	10.07	0.52	0.74	1.26	(0.55)	10.78	12.80		5,202	1.09		1.22		4.96		76
Class Y
Year ended 10/31/23	7.49	0.53	(0.20)	0.33	(0.55)	7.27	4.26		143,870	0.56		0.62		6.92		54
Year ended 10/31/22	9.76	0.52	(2.22)	(1.70)	(0.57)	7.49	(18.05)		172,528	0.59		0.64		5.91		94
Year ended 10/31/21	9.27	0.50	0.59	1.09	(0.60)	9.76	11.99		274,095	0.59		0.68		5.16		53
Year ended 10/31/20	10.79	0.62	(1.55)	(0.93)	(0.59)	9.27	(8.65)		360,565	0.59		0.69		6.36		117
Year ended 10/31/19	10.07	0.57	0.75	1.32	(0.60)	10.79	13.47		397,303	0.59		0.72		5.46		76
Class R5
Year ended 10/31/23	7.49	0.54	(0.22)	0.32	(0.55)	7.26	4.13		9	0.53		0.58		6.95		54
Year ended 10/31/22	9.75	0.52	(2.21)	(1.69)	(0.57)	7.49	(17.97)		63	0.59		0.62		5.91		94
Year ended 10/31/21	9.27	0.50	0.58	1.08	(0.60)	9.75	11.89		78	0.59		0.60		5.16		53
Year ended 10/31/20	10.79	0.62	(1.55)	(0.93)	(0.59)	9.27	(8.63)		85	0.59		0.63		6.36		117
Year ended 10/31/19	10.08	0.57	0.74	1.31	(0.60)	10.79	13.35		104	0.59		0.68		5.46		76
Class R6
Year ended 10/31/23	7.49	0.54	(0.21)	0.33	(0.55)	7.27	4.32		42,283	0.49		0.51		6.99		54
Year ended 10/31/22	9.76	0.52	(2.22)	(1.70)	(0.57)	7.49	(18.01)		50,310	0.54		0.55		5.96		94
Year ended 10/31/21	9.27	0.51	0.59	1.10	(0.61)	9.76	12.05		64,850	0.54		0.55		5.21		53
Year ended 10/31/20	10.79	0.62	(1.55)	(0.93)	(0.59)	9.27	(8.59)		65,618	0.53		0.54		6.42		117
Year ended 10/31/19	10.07	0.57	0.75	1.32	(0.60)	10.79	13.47		59,569	0.59		0.60		5.46		76

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended October 31, 2020, the portfolio turnover calculation excludes the value of securities purchased of $1,279,950,104 in connection with the acquisition of Invesco Oppenheimer Capital Income Fund and Invesco Oppenheimer Global Multi-Asset Income Fund into the Fund.

(d)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.23% for the years ended October 31, 2023, 2022, 2021 and 2020, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35	Invesco Multi-Asset Income Fund

Notes to Financial Statements

October 31, 2023

NOTE 1–Significant Accounting Policies

Invesco Multi-Asset Income Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to provide current income.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund

36	Invesco Multi-Asset Income Fund

securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction of the cost of the related investment. These recharacterizations are reflected in the accompanying financial statements.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Master Limited Partnerships – The Fund invests in Master Limited Partnerships (“MLPs”). MLPs are publicly traded partnerships and limited liability companies taxed as partnerships under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The Fund invests in MLPs engaged in, among other things, the transportation, storage, processing, refining, marketing, exploration, production and mining of minerals and natural resources. The Fund is a partner in each MLP; accordingly, the Fund is required to take into account the Fund’s allocable share of income, gains, losses, deductions, expenses, and tax credits recognized by each MLP.

MLP’s may be less liquid and subject to more abrupt or erratic price movements than conventional publicly traded securities.

F.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

G.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

H.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.

Equity-Linked Notes – The Fund may invest in Equity-Linked Notes (ELNs). ELNs are hybrid derivative-type instruments, in a single note form, that are specially designed to combine the characteristics of one or more reference securities (such as a single stock, an exchange traded fund, exchange-traded note, or an index or basket of securities (underlying securities)) and a related equity derivative, such as a put or call option. Generally, when purchasing an ELN, the Fund pays the counterparty the current value of the underlying securities plus a commission. Upon the maturity of the note, the Fund generally receives the par value of the note plus a return based on the appreciation of the underlying securities. Investments in ELNs possess the risks associated with the underlying securities, such as management risk, market risk and, as applicable, foreign securities and currency risks. In addition, as a note, ELNs are also subject to certain debt securities

37	Invesco Multi-Asset Income Fund

risks, such as interest rate and credit risk. An investment in an ELN also bears the risk that the ELN issuer will default or become bankrupt. In such an event, the Fund may have difficulty being repaid, or fail to be repaid, the principal amount of, or income from, its investment. As the holder of an ELN, the Fund generally has no rights to the underlying securities, including no voting rights or rights to receive dividends. Should the prices of the underlying securities move in an unexpected manner, the Fund may not achieve the anticipated benefits of its ELN investments, and it may realize losses, which could be significant and could include the Fund’s entire principal investment.
K.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended October 31, 2023, the Fund paid the Adviser $8,189 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Statement of Operations.

L.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

M.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

N.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying instrument or asset. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

O.

Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/ OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These

38	Invesco Multi-Asset Income Fund

agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/ or provide limits regarding the decline of the Fund’s net asset value (“NAV”) per share over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations, which could result in the Fund accruing additional expenses. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) includes credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the Counterparty. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of October 31, 2023, if any, for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

P.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

Q.

Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.

R.

Other Risks – Investments in high yield debt securities (“junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due, are more susceptible to default or decline in market value and are less liquid than investment grade debt securities. Prices of high yield debt securities tend to be very volatile.

Increases in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal redemptions by shareholders, which could potentially increase the Fund’s portfolio turnover rate and transaction costs.

39	Invesco Multi-Asset Income Fund

Policy changes by the U.S. government or its regulatory agencies and political events within the U.S. and abroad may, among other things, affect investor and consumer confidence and increase volatility in the financial markets, perhaps suddenly and to a significant degree, which may adversely impact the Fund’s operations, universe of potential investment options, and return potential.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $ 500 million	0.500%

Next $500 million	0.450%

Next $500 million	0.400%

Over $1.5 billion	0.390%

For the year ended October 31, 2023, the effective advisory fee rate incurred by the Fund was 0.46%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Effective March 1, 2023, through at least February 28, 2025, the Adviser has contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.90%, 1.65%, 1.15%, 0.65%, 0.65% and 0.65%, respectively, of the Fund’s average daily net assets (the “expense limits”). Prior to March 1, 2023, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.85%, 1.60%, 1.10%, 0.60%, 0.60% and 0.60%, respectively, of the Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2025. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2025, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended October 31, 2023, the Adviser waived advisory fees of $205,960 and reimbursed class level expenses of $239,891, $22,829, $6,703, $45,606, $9 and $0 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund, pursuant to the Class C and Class R Plans, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2023, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2023, IDI advised the Fund that IDI retained $70,890 in front-end sales commissions from the sale of Class A shares and $811 and $1,992 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of Invesco.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

40	Invesco Multi-Asset Income Fund

Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$246,676	$393,271,055	$0	$393,517,731

Equity Linked Notes	–	228,391,763	–	228,391,763

U.S. Treasury Securities	–	222,133,726	–	222,133,726

Preferred Stocks	65,986,809	–	–	65,986,809

Non-U.S. Dollar Denominated Bonds & Notes	–	8,768,586	–	8,768,586

Asset-Backed Securities	–	38,814	–	38,814

U.S. Government Sponsored Agency Mortgage-Backed Securities	–	0	–	0

Money Market Funds	156,790,604	53,541,286	–	210,331,890

Total Investments in Securities	223,024,089	906,145,230	0	1,129,169,319

Other Investments - Assets*

Futures Contracts	5,079,828	–	–	5,079,828

Forward Foreign Currency Contracts	–	346,698	–	346,698

	5,079,828	346,698	–	5,426,526

Other Investments - Liabilities*

Futures Contracts	(3,551,523)	–	–	(3,551,523)

Forward Foreign Currency Contracts	–	(4,291)	–	(4,291)

Swap Agreements	–	(20,728)	–	(20,728)

	(3,551,523)	(25,019)	–	(3,576,542)

Total Other Investments	1,528,305	321,679	–	1,849,984

Total Investments	$224,552,394	$906,466,909	$0	$1,131,019,303

*	Forward foreign currency contracts, futures contracts and swap agreements are valued at unrealized appreciation (depreciation).

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2023:

	Value
Derivative Assets	Currency Risk	Equity Risk	Interest Rate Risk	Total

Unrealized appreciation on futures contracts – Exchange-Traded	$–	$568,202	$4,511,626	$5,079,828

Unrealized appreciation on forward foreign currency contracts outstanding	346,698	–	–	346,698

Total Derivative Assets	346,698	568,202	4,511,626	5,426,526

Derivatives not subject to master netting agreements	–	(568,202)	(4,511,626)	(5,079,828)

Total Derivative Assets subject to master netting agreements	$346,698	$–	$–	$346,698

	Value
Derivative Liabilities	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total

Unrealized depreciation on futures contracts – Exchange-Traded	$–	$–	$(1,904,644)	$(1,646,879)	$(3,551,523)

Unrealized depreciation on swap agreements – Centrally Cleared(a)	(20,728)	–	–	–	(20,728)

Unrealized depreciation on forward foreign currency contracts outstanding	–	(4,291)	–	–	(4,291)

Total Derivative Liabilities	(20,728)	(4,291)	(1,904,644)	(1,646,879)	(3,576,542)

Derivatives not subject to master netting agreements	20,728	–	1,904,644	1,646,879	3,572,251

Total Derivative Liabilities subject to master netting agreements	$–	$(4,291)	$–	$–	$(4,291)

41	Invesco Multi-Asset Income Fund

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of October 31, 2023.

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount

Bank of America, N.A.	$335,540	$(2,762)	$332,778	$–	$–	$332,778

Canadian Imperial Bank of Commerce	6,633	–	6,633	–	–	6,633

Citibank, N.A.	246	–	246	–	–	246

J.P. Morgan Chase Bank, N.A.	2,050	(75)	1,975	–	–	1,975

Royal Bank of Canada	2,192	(1,454)	738	–	–	738

Royal Bank of Scotland PLC	37	–	37	–	–	37

Total	$346,698	$(4,291)	$342,407	$–	$–	$342,407

Effect of Derivative Investments for the year ended October 31, 2023

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total

Realized Gain (Loss):
Forward foreign currency contracts	$–	$(653,038)	$–	$–	$(653,038)

Futures contracts	–	–	(2,608,893)	4,404,179	1,795,286

Swap agreements	225,174	–	–	–	225,174

Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	–	237,331	–	–	237,331

Futures contracts	–	–	4,442,481	(444,073)	3,998,408

Swap agreements	(79,136)	–	–	–	(79,136)

Total	$146,038	$(415,707)	$1,833,588	$3,960,106	$5,524,025

    The table below summarizes the average notional value of derivatives held during the period.

	Forward Foreign Currency Contracts	Futures Contracts	Swap Agreements

Average notional value	$11,721,727	$293,994,650	$1,877,968

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2023, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $57,483.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

42	Invesco Multi-Asset Income Fund

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2023 and 2022:

	2023	2022

Ordinary income*	$79,497,966	$90,062,627

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2023

Undistributed ordinary income	$411,166

Net unrealized appreciation (depreciation) – investments	(184,247,463)

Net unrealized appreciation (depreciation) – foreign currencies	(35,839)

Temporary book/tax differences	(787,110)

Capital loss carryforward	(626,254,208)

Shares of beneficial interest	1,861,772,435

Total net assets	$1,050,858,981

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and amortization and accretion on debt securities.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of October 31, 2023, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$426,554,070	$199,700,138	$626,254,208

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2023 was $317,372,095 and $286,960,068, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$ 10,438,355

Aggregate unrealized (depreciation) of investments	(194,685,818)

Net unrealized appreciation (depreciation) of investments	$(184,247,463)

Cost of investments for tax purposes is $1,315,266,766.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and amortization and accretion on debt securities, on October 31, 2023, undistributed net investment income was increased by $1,142,112 and undistributed net realized gain (loss) was decreased by $1,142,112. This reclassification had no effect on the net assets or the distributable earnings (loss) of the Fund.

NOTE 11–Share Information

	Summary of Share Activity

	Year ended		Year ended
	October 31, 2023(a)		October 31, 2022
	Shares	Amount	Shares	Amount

Sold:
Class A	4,002,354	$30,757,252	5,403,012	$48,658,733

Class C	591,278	4,557,505	767,584	6,837,877

Class R	465,761	3,589,248	557,747	4,911,397

Class Y	3,962,741	30,627,354	4,587,419	40,884,204

Class R6	259,652	1,988,962	462,081	3,952,822

43	Invesco Multi-Asset Income Fund

	Summary of Share Activity

	Year ended		Year ended
	October 31, 2023(a)		October 31, 2022
	Shares	Amount	Shares	Amount

Issued as reinvestment of dividends:
Class A	6,704,847	$51,334,704	6,454,141	$55,750,272

Class C	448,775	3,437,889	547,183	4,751,803

Class R	205,567	1,575,533	188,054	1,623,583

Class Y	1,013,311	7,764,065	1,161,909	10,077,631

Class R5	170	1,318	459	3,957

Class R6	437,489	3,353,057	434,745	3,752,196

Automatic conversion of Class C shares to Class A shares:
Class A	1,551,820	11,884,183	1,720,539	14,795,155

Class C	(1,552,009)	(11,884,183)	(1,720,805)	(14,795,155)

Reacquired:
Class A	(18,650,298)	(143,227,629)	(20,542,216)	(181,629,391)

Class C	(2,234,003)	(17,149,737)	(3,440,536)	(30,360,377)

Class R	(740,749)	(5,690,107)	(2,454,515)	(23,198,261)

Class Y	(8,202,752)	(63,082,517)	(10,817,953)	(94,870,070)

Class R5	(7,400)	(56,488)	–	–

Class R6	(1,593,389)	(12,239,159)	(829,639)	(7,039,433)

Net increase (decrease) in share activity	(13,336,835)	$(102,458,750)	(17,520,791)	$(155,893,057)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 11% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

In addition, 3% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

44	Invesco Multi-Asset Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco Multi-Asset Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Multi-Asset Income Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), referred to hereafter as the “Fund”) as of October 31, 2023, the related statement of operations for the year ended October 31, 2023, the statement of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2023 and the financial highlights for each of the five years in the period ended October 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

December 21, 2023

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

45	Invesco Multi-Asset Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2023 through October 31, 2023.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)[1]	Expenses Paid During Period[2,3]	Ending Account Value (10/31/23)	Expenses Paid During Period[2,4]	Annualized Expense Ratio[2]
Class A	$1,000.00	$962.80	$4.25	$1,020.87	$4.38	0.86%
Class C	1,000.00	960.30	8.05	1,016.99	8.29	1.63
Class R	1,000.00	962.90	5.59	1,019.51	5.75	1.13
Class Y	1,000.00	965.30	3.12	1,022.03	3.21	0.63
Class R5	1,000.00	964.10	3.96	1,021.17	4.08	0.80
Class R6	1,000.00	965.80	2.68	1,022.48	2.75	0.54

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2023 through October 31, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]

Effective March 1, 2023, the Adviser has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.90%, 1.65%, 1.15%, 0.65%, 0.65% and 0.65% of average daily net assets, respectively. The annualized expense ratios restated as if these agreements had been in effect throughout the entire most recent fiscal half year are 0.86%, 1.63%, 1.13%, 0.63%, 0.60% and 0.53% for of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

[3]

The actual expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent half year are $4.43, $8.38, $5.82, $3.25, $3.09 and $2.73 for of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

[4]

The hypothetical expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent half year are $4.31, $8.15, $5.66, $3.16, $3.01 and $2.66 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

46	Invesco Multi-Asset Income Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 13, 2023, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Multi-Asset Income Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2023. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees, that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the annual review process for the Invesco Funds’ investment advisory and sub-advisory contracts. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

    As part of the contract renewal process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior

Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 2, 2023 and June 13, 2023, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel. Also, as part of the contract renewal process, the independent Trustees reviewed and considered information provided in response to follow-up requests for information submitted by the independent Trustees to management. The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer.

    The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 13, 2023.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board considered recent senior management changes at Invesco and Invesco Advisers, including the appointment of new Co-Heads of Investments, that had been presented to and discussed with the Board. The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology used to manage such risks. The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

    The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Capital Management LLC currently manages assets of the Fund.

    The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2022 to the performance of funds in the Broadridge performance universe and against the Custom Invesco Multi-Asset Income Index (Index). The Board noted that performance of Class A shares of the Fund was in the fifth quintile of its performance universe for the one, three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods. The Board

47	Invesco Multi-Asset Income Fund

acknowledged limitations regarding the Broadridge data, in particular that differences may exist between a Fund’s investment objective, principal investment strategies and/or investment restrictions and those of its performance peer funds. The Board considered how the Fund’s strategy is implemented using a multi-sleeve structure and discussed how each sleeve impacted Fund performance, noting that overweight exposure to U.S. master limited partnerships and equity real estate investment trusts at the outset of the COVID-10 pandemic has driven long-term underperformance. The Board further considered that the Fund’s rate and credit beta in the emerging and investment grade markets, as well as its tactical positioning during a time of elevated short-term volatility, also led to short-term underperformance. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund-by-fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

    The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

    The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

    The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board acknowledged the difficulty in calculating and measuring economies of scale at the individual fund level; noting that only indicative and estimated measures are available at the individual fund level and that such measures are subject to uncertainty. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

    The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually. The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits realized as to that Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts. The Board noted the cyclical and competitive nature of the global asset management industry.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the

Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

    The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

    The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

    The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending

48	Invesco Multi-Asset Income Fund

activity and the allocation of such revenue between the Fund and Invesco Advisers.

    The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

49	Invesco Multi-Asset Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for their fiscal year ended October 31, 2023:

Federal and State Income Tax
Qualified Dividend Income*	4.21%
Corporate Dividends Received Deduction*	4.11%
U.S. Treasury Obligations*	10.03%
Qualified Business Income*	0.00%
Business Interest Income*	55.39%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

50	Invesco Multi-Asset Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Chairman Emeritus, Invesco Ltd.; Trustee and Vice Chair, The Invesco Funds; and Member of Executive Board, SMU Cox School of Business

Formerly: Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Vice Chair, Investment Company Institute; Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			169	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Multi-Asset Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown – 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	169

Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit)

Formerly: President and Director

Director of Grahamtastic Connection (non-profit)

Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	169

Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent

Directors Council (professional organization)

Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	169	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Boad Member, First Financial Bankshares, Inc. Texas
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			169	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	169	Blue Hills Bank; Member and Chairman, Bentley University, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis – 1950 Trustee	2001	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	169	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco Multi-Asset Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			169	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	169	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	169	None
Daniel S. Vandivort – 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	169	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

T-3	Invesco Multi-Asset Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Glenn Brightman – 1972 President and Principal Executive Officer	2023

Chief Operating Officer, Americas, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds.

Formerly: Global Head of Finance, Invesco Ltd; Executive Vice President and Chief Financial Officer, Nuveen

			N/A	N/A
Melanie Ringold – 1975 Senior Vice President, Chief Legal Officer and Secretary	2023

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI SteelPath, Inc.; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Assistant Secretary, Invesco Distributors, Inc., Invesco Advisers, Inc., Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Chief Executive Officer, President and Executive Director, Invesco Ltd.; Senior Vice President, Invesco Group Services, Inc.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds and Trustee, Invesco Foundation, Inc.

Formerly: Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco Multi-Asset Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Tony Wong – 1973 Senior Vice President	2023

Senior Managing Director, Invesco Ltd.; Director, Chairman, Chief Executive Officer and President, Invesco Advisers, Inc.; Director and Chairman, Invesco Private Capital, Inc., INVESCO Private Capital Investments, Inc. and INVESCO Realty, Inc.; Director, Invesco Senior Secured Management, Inc.; President, Invesco Managed Accounts, LLC and SNW Asset Management Corporation; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds; and Vice President, Invesco Advisers, Inc.

			N/A	N/A
Stephanie C. Butcher – 1971 Senior Vice President	2023	Senior Managing Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; Director and Chief Executive Officer, Invesco Asset Management Limited	N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Senior Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Senior Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President, The Invesco Funds; Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5	Invesco Multi-Asset Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund

11 Greenway Plaza

Houston, TX 77046-1173

Counsel to the Fund

Stradley Ronon Stevens & Young, LLP

2005 Market Street, Suite 2600

Philadelphia, PA 19103-7018

Investment Adviser

Invesco Advisers, Inc.

1331 Spring Street, NW, Suite 2500

Atlanta, GA 30309

Counsel to the Independent Trustees

Sidley Austin LLP

787 Seventh Avenue

New York, NY 10019

Distributor

Invesco Distributors, Inc.

11 Greenway Plaza

Houston, TX 77046-1173

Transfer Agent

Invesco Investment Services, Inc.

11 Greenway Plaza

Houston, TX 77046-1173

Auditors

PricewaterhouseCoopers LLP

1000 Louisiana Street, Suite 5800

Houston, TX 77002-5021

Custodian

State Street Bank and Trust Company

225 Franklin Street

Boston, MA 02110-2801

T-6	Invesco Multi-Asset Income Fund

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Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05426 and 033-19338	Invesco Distributors, Inc.	MAIN-AR-1

Annual Report to Shareholders	October 31, 2023

Invesco World Bond Factor Fund

Nasdaq:

A: AUBAX ∎ C: AUBCX ∎ Y: AUBYX ∎ R5: AUBIX ∎ R6: AUBFX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

8	Schedule of Investments

18	Financial Statements

21	Financial Highlights

22	Notes to Financial Statements

31	Report of Independent Registered Public Accounting Firm

32	Fund Expenses

33	Approval of Investment Advisory and Sub-Advisory Contracts

35	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2023, Class A shares of Invesco World Bond Factor Fund (the Fund), at net asset value (NAV), outperformed the Bloomberg Global Aggregate Index, the Fund’s broad market/style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/22 to 10/31/23, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	2.30%
Class C Shares	1.53
Class Y Shares	2.55
Class R5 Shares	2.31
Class R6 Shares	2.55
Bloomberg Global Aggregate Index▼ (Broad Market/Style-Specific Index)	1.72
Lipper Global Income Funds Index∎ (Peer Group Index)	3.29
Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

The beginning of the fiscal year was headlined by the US Federal Reserve (the Fed) continuing its rapid tightening of monetary policy in an effort to combat inflation via higher interest rates, while simultaneously engineering a soft landing so as to not push the economy into a recession. The Fed aggressively raised its federal funds rate at the beginning of the fiscal year: a 0.75% hike in November 2022, its largest hike since 1994, a 0.50% hike in December and a 0.25% hike in January, to a target federal funds rate of 4.50% to 4.75%.1

    A January 2023 rally gave way to a February selloff as higher-than-expected inflation, a tight labor market and solid economic growth indicated that the Fed’s monetary policy would remain tight for the foreseeable future, raising the risk of a deeper than expected recession. In March, significant volatility plagued fixed income markets as the failure of two US regional banks, Silicon Valley Bank and Signature Bank, prompted steep losses in the banking sector. The subsequent takeover of Credit Suisse and ongoing fear that bank troubles would spread pushed overall corporate spread premiums wider over the fiscal year. However, issues did not seem to be systemic, as policymakers responded swiftly which calmed markets. The Fed, aiming to further stabilize markets, continued course with its hawkish policy and announced two 0.25% hikes in March and May, resulting in a target federal funds rate of 5.00% to 5.25%.1 Markets stabilized due to milder inflation data and better-than-expected corporate earnings.

Through the second quarter of 2023, global economic growth remained resilient but bifurcated as emerging markets and Asian economies showed robust growth while developed western economies had sluggish yet positive growth. US labor markets maintained momentum with unemployment still at historic lows despite a slight uptick at the end of

May. Inflation generally eased in developed economies, largely driven by moderation in the goods component of inflation. However, core inflation remained more stubborn and led developed country central banks to continue tightening, showcased by another 0.25% hike by the Fed in July, increasing the target rate from 5.25% to 5.50%, its highest level since June 2006.1 While rates remained elevated across all maturities on the yield curve, the two-year Treasury rates increased from 3.45% to 4.85% during the fiscal year, while 10-year Treasury rates increased from 3.53% to 4.48%.2 At the end of the fiscal year, the yield curve remained inverted. Additionally, in August, US debt was downgraded by the Fitch credit rating agency from AAA to AA† on the premise of expected fiscal deterioration over the next three years.3 Despite the higher-than-expected Gross Domestic Product for the third quarter, the Fed held interest rates steady at its September and October 2023 meetings, but left open the possibility of another rate hike before the end of the calendar year.1 As of the end of the fiscal year, we believe markets have priced in that the Fed is near the end or has finished its interest rate hiking cycle, with the expectation that the US is likely to avoid a substantial broad-based recession. We anticipate economic activity will remain relatively resilient. In the US, we believe rate hikes are ending and inflation will continue to fall significantly, albeit imperfectly. As we enter 2024, we expect a more positive growth outlook to unfold as the US economy recovers.

The Fund attempts to meet its investment objective by overweighting the higher yielding component of the fixed-income market (corporate bonds). Within corporates, the investment team targets bonds from the Bloomberg Global Aggregate Index that it believes tend to have higher returns than other fixed-income securities with comparable characteristics over a market cycle. These bonds have the following positive factor characteristics:

∎ High carry bonds are those with higher absolute yield or spread.

∎ Value bonds are those with high spreads relative to other securities with similar credit rating and/or sector.

∎ Low volatility bonds are those with lower levels of price volatility.

    Since the strategy change, value and high carry bonds outperformed the Bloomberg Global Aggregate Index, whereas low volatility bonds slightly underperformed the Index. Overall, bonds with attractive factor characteristics positively impacted the Fund’s relative performance. During the fiscal year ended October 31, 2023, the Fund outperformed the Bloomberg Global Aggregate Index, due to the overweight positions in high carry and value bonds, as these bonds tend to outperform in a risk on environment. The Fund’s overweight to low volatility bonds helped manage the Fund’s risk exposure.

    Please note that we implemented our strategy using derivative instruments, including futures, forwards and swaps. Therefore, a portion of our strategy’s performance, both positive and negative, can be attributed to these instruments. We believe derivatives can be a cost-effective way to gain exposure to certain asset classes or hedge exposure to certain risks. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    Part of the Fund’s strategy to manage credit and currency risk in the portfolio during the fiscal year entailed purchasing and selling credit and currency derivatives. We sought to manage credit market risk by purchasing and selling protection through credit default swaps at various points throughout the fiscal year. The currency management was carried out via currency forwards and options on an as-needed basis and we believe this strategy was effective in managing the currency positioning within the Fund. The investment team does not attempt to time the credit market, interest rates, sectors or factors and therefore maintains its allocations. Over time, we believe this has the potential to deliver positive relative performance over a market cycle.

    We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed-income securities tends to fall. The degree to which the value of fixed-income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics such as price, maturity, duration and coupon and market forces, such as supply and demand for similar securities. We monitor interest rates and the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the

2	Invesco World Bond Factor Fund

Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain investments held by the Fund.

    Thank you for investing in Invesco World Bond Factor Fund and for sharing our long-term investment horizon.

1	Source: Federal Reserve of Economic Data

2	Source: US Department of the Treasury

3	Source: Fitch Ratings

† A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. Not Rated indicates the debtor was not rated and should not be interpreted as indicating low quality. For more information on S&P Global Ratings’ rating methodology, please visit spbglobal.com and select ‘Understanding Credit Ratings’ under ‘About Ratings’ on the homepage. For more information on Moody’s rating methodology, please visit ratings.moodys.com and select ‘Rating Methodologies’ on the homepage.

Portfolio manager(s):

Noelle Corum

Jacob Habibi

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco World Bond Factor Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 10/31/13

1	Source: Lipper Inc.
2	Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco World Bond Factor Fund

Average Annual Total Returns
As of 10/31/23, including maximum applicable sales charges

Class A Shares
Inception (3/31/06)	1.49%
10 Years	-1.05
5 Years	-1.85
1 Year	-2.11

Class C Shares
Inception (3/31/06)	1.39%
10 Years	-1.20
5 Years	-1.73
1 Year	0.53

Class Y Shares
Inception (10/3/08)	1.34%
10 Years	-0.37
5 Years	-0.75
1 Year	2.55

Class R5 Shares
Inception (3/31/06)	1.94%
10 Years	-0.46
5 Years	-0.89
1 Year	2.31

Class R6 Shares
Inception (9/24/12)	-0.48%
10 Years	-0.37
5 Years	-0.74
1 Year	2.55

The Fund changed strategies on February 28, 2020 to utilize a systematic, quantitative, factor-based approach to investing. The Fund generated positive returns since the strategy change and Class A shares at NAV outperformed the Bloomberg Global Aggregate Index (unhedged).

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco World Bond Factor Fund

Supplemental Information

Invesco World Bond Factor Fund’s investment objective is total return.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2023, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The Bloomberg Global Aggregate Index is an unmanaged index considered representative of global investment-grade, fixed-income markets.
∎	The Lipper Global Income Funds Index is an unmanaged index considered representative of global income funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco World Bond Factor Fund

Fund Information

Portfolio Composition

By sector	% of total net assets
Sovereign Debt	30.51%
Financials	12.49
Collateralized Mortgage Obligations	11.76
U.S. Treasury Securities	10.71
Consumer Staples	3.55
Consumer Discretionary	3.21
Utilities	2.61
Industrials	2.42
Energy	2.27
Real Estate	2.20
Other Sectors, Each Less than 2% of Net Assets	8.74
Money Market Funds Plus Other Assets Less Liabilities	9.53

Top Five Debt Issuers*

		% of total net assets
1.	U.S. Treasury	10.71%
2.	Japan Government Bond	7.75
3.	Federal Home Loan Mortgage Corp.	7.52
4.	Swiss Confederation Government Bond	5.34
5.	Federal National Mortgage Association	4.24

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings, if any.

Data presented here are as of October 31, 2023.

7	Invesco World Bond Factor Fund

Schedule of Investments

October 31, 2023

		Principal Amount	Value
Non-U.S. Dollar Denominated Bonds & Notes–45.20%(a)
Australia–3.33%
Australia Government Bond,
Series 145, 2.75%, 06/21/2035(b)	AUD	340,000	$173,377
Series 161, 0.25%, 11/21/2025(b)	AUD	94,000	54,745
Series 162, 1.75%, 06/21/2051(b)	AUD	18,000	5,561
Australian Government Bond, Series 149, 2.25%, 05/21/2028(b)	AUD	350,000	201,668
BHP Billiton Finance Ltd., Series 13, 3.13%, 04/29/2033(b)	EUR	100,000	95,939
Macquarie Group Ltd., 0.95%, 05/21/2031(b)	EUR	100,000	81,559
Scentre Group Trust 1/Scentre Group Trust 2, 1.75%, 04/11/2028(b)	EUR	100,000	92,599
			705,448

Canada–0.76%
Canadian Government Bond,
3.75%, 05/01/2025	CAD	88,000	62,480
2.00%, 12/01/2051	CAD	199,000	97,585
			160,065

France–6.62%
BNP Paribas S.A.,
2.75%, 07/25/2028(b)(c)	EUR	100,000	99,484
1.13%, 01/15/2032(b)(c)	EUR	100,000	92,024
Credit Agricole S.A., 1.00%, 07/03/2029(b)	EUR	100,000	89,859
French Republic Government Bond OAT, 0.00%, 11/25/2030(b)	EUR	1,000,000	850,293
Holding d’Infrastructures de Transport S.A.S.U., 1.63%, 09/18/2029(b)	EUR	100,000	89,709
Imerys S.A., 1.00%, 07/15/2031(b)	EUR	100,000	79,673
Mercialys S.A., 4.63%, 07/07/2027(b)	EUR	100,000	101,281
			1,402,323

Germany–11.87%
BMW Finance N.V., 0.75%, 07/12/2024(b)	EUR	50,000	51,790
Bundesobligation, Series 187, 2.20%, 04/13/2028(b)	EUR	643,000	667,507
Bundesrepublik Deutschland Bundesanleihe,
2.30%, 02/15/2033(b)	EUR	623,429	635,183
0.00%, 08/15/2050(b)	EUR	151,158	72,100
Bundesschatzanweisungen, 2.20%, 12/12/2024(b)	EUR	529,000	552,476
Commerzbank AG, 0.63%, 08/28/2024(b)	EUR	70,000	72,047
Heraeus Finance GmbH, 2.63%, 06/09/2027(b)	EUR	100,000	99,941
Merck Financial Services GmbH, 0.13%, 07/16/2025(b)	EUR	100,000	99,341
Volkswagen International Finance N.V., 1.88%, 03/30/2027(b)	EUR	100,000	97,087

		Principal Amount	Value
Germany–(continued)
Volkswagen Leasing GmbH, 0.63%, 07/19/2029(b)	EUR	100,000	$84,443
Wintershall Dea Finance B.V., 1.82%, 09/25/2031(b)	EUR	100,000	83,938
			2,515,853

Italy–0.43%
Enel Finance International N.V., 0.00%, 06/17/2027(b)	EUR	100,000	91,600

Japan–8.21%
Japan Government Bond,
Series 146, 0.10%, 12/20/2025	JPY	45,200,000	298,037
Series 155, 0.30%, 12/20/2027	JPY	84,900,000	559,169
Series 352, 0.10%, 09/20/2028	JPY	10,700,000	69,469
Series 361, 0.10%, 12/20/2030	JPY	54,250,000	343,238
Series 69, 0.70%, 12/20/2050	JPY	74,950,000	373,793
Nidec Corp., 0.05%, 03/30/2026(b)	EUR	100,000	96,715
			1,740,421

Luxembourg–0.39%
AXA Logistics Europe Master S.C.A., 0.88%, 11/15/2029(b)	EUR	100,000	83,380

New Zealand–0.72%
Fonterra Co-operative Group Ltd., 0.75%, 11/08/2024(b)	EUR	150,000	153,080

Spain–0.48%
Banco Bilbao Vizcaya Argentaria S.A., 0.38%, 10/02/2024(b)	EUR	100,000	102,334

Sweden–1.17%
EQT AB, 2.38%, 04/06/2028(b)	EUR	100,000	94,360
Swedbank AB, 0.75%, 05/05/2025(b)	EUR	100,000	100,817
Telia Co. AB, 3.88%, 10/01/2025(b)	EUR	50,000	52,912
			248,089

Switzerland–5.79%
Cloverie PLC for Zurich Insurance Co. Ltd., 1.50%, 12/15/2028(b)	EUR	100,000	94,823
Swiss Confederation Government Bond,
1.50%, 07/24/2025(b)	CHF	57,000	62,950
4.00%, 04/08/2028(b)	CHF	575,000	714,166
0.50%, 06/27/2032(b)	CHF	169,000	177,330
3.50%, 04/08/2033(b)	CHF	120,000	160,459
4.00%, 01/06/2049(b)	CHF	10,000	17,821
			1,227,549

United Kingdom–3.75%
B.A.T. International Finance PLC, 2.25%, 01/16/2030(b)	EUR	100,000	89,660
BP Capital Markets PLC, 0.90%, 07/03/2024(b)	EUR	100,000	103,635
CK Hutchison Group Telecom Finance S.A., 1.50%, 10/17/2031(b)	EUR	100,000	82,782

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco World Bond Factor Fund

		Principal Amount	Value
United Kingdom–(continued)
Lloyds Banking Group PLC, 0.50%, 11/12/2025(b)(c)	EUR	100,000	$101,581
NatWest Group PLC, 1.75%, 03/02/2026(b)(c)	EUR	100,000	101,746
United Kingdom Gilt,
0.63%, 06/07/2025(b)	GBP	100,000	114,194
3.25%, 01/31/2033(b)	GBP	54,000	59,442
0.63%, 10/22/2050(b)	GBP	321,946	141,489
			794,529

United States–1.68%
Altria Group, Inc., 3.13%, 06/15/2031	EUR	100,000	89,917
General Motors Financial Co., Inc., 4.30%, 02/15/2029(b)	EUR	100,000	103,278
Goldman Sachs Group, Inc. (The), 0.13%, 08/19/2024(b)	EUR	60,000	61,621
Wells Fargo & Co., 2.00%, 04/27/2026(b)	EUR	100,000	100,328
			355,144
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $11,622,552)			9,579,815

U.S. Dollar Denominated Bonds & Notes–21.08%
Australia–0.29%
Westpac Banking Corp., 2.35%, 02/19/2025		$30,000	28,781
3.35%, 03/08/2027		35,000	32,471
			61,252

Brazil–0.10%
Suzano Austria GmbH, 3.75%, 01/15/2031		25,000	20,301

Canada–0.87%
Bombardier, Inc., 5.95%, 08/04/2033		8,000	7,613
Brookfield Finance, Inc., 4.85%, 03/29/2029		90,000	83,766
Magna International, Inc., 2.45%, 06/15/2030		20,000	16,152
5.50%, 03/21/2033		20,000	19,090
TransCanada PipeLines Ltd., 4.88%, 01/15/2026		60,000	58,568
			185,189

France–0.11%
AXA S.A., 8.60%, 12/15/2030		20,000	22,988

Japan–0.30%
Mitsubishi UFJ Financial Group, Inc., 3.74%, 03/07/2029		25,000	22,420
Sumitomo Mitsui Financial Group, Inc.,
3.01%, 10/19/2026		25,000	22,953
2.14%, 09/23/2030		25,000	18,952
			64,325

Luxembourg–0.15%
ArcelorMittal S.A., 6.75%, 03/01/2041		35,000	31,862

	Principal Amount	Value
Netherlands–0.66%
Cooperatieve Rabobank U.A., 5.25%, 05/24/2041	$35,000	$32,052
Koninklijke KPN N.V., 8.38%, 10/01/2030	30,000	32,842
Shell International Finance B.V.,
2.38%, 11/07/2029	35,000	29,299
6.38%, 12/15/2038	45,000	46,037
		140,230

Switzerland–0.17%
Credit Suisse USA, Inc., 7.13%, 07/15/2032	35,000	36,285

United Kingdom–2.17%
B.A.T Capital Corp.,
3.56%, 08/15/2027	10,000	9,070
2.26%, 03/25/2028	30,000	25,188
4.74%, 03/16/2032	25,000	21,494
5.28%, 04/02/2050	75,000	53,382
Barclays PLC, 4.84%, 05/09/2028	200,000	179,817
BP Capital Markets PLC, 3.72%, 11/28/2028	35,000	32,073
British Telecommunications PLC, 9.63%, 12/15/2030	20,000	23,073
Mead Johnson Nutrition Co., 4.13%, 11/15/2025	95,000	92,149
nVent Finance S.a.r.l., 4.55%, 04/15/2028	25,000	23,202
		459,448

United States–16.26%
3M Co.,
5.70%, 03/15/2037	65,000	62,610
3.63%, 10/15/2047	25,000	16,103
Adventist Health System, 2.95%, 03/01/2029	40,000	34,192
Aflac, Inc., 1.13%, 03/15/2026	50,000	44,914
Allstate Corp. (The), 3.28%, 12/15/2026	20,000	18,612
Altria Group, Inc.,
4.80%, 02/14/2029	25,000	23,423
3.40%, 05/06/2030	40,000	33,470
2.45%, 02/04/2032	45,000	32,861
Amazon.com, Inc.,
3.25%, 05/12/2061	45,000	26,975
4.10%, 04/13/2062	40,000	28,785
American Tower Corp., 2.90%, 01/15/2030	27,000	22,031
Appalachian Power Co., 7.00%, 04/01/2038	25,000	25,727
Ares Capital Corp., 3.20%, 11/15/2031	35,000	26,106
Arizona Public Service Co., 2.60%, 08/15/2029	20,000	16,974
Assured Guaranty US Holdings, Inc., 3.15%, 06/15/2031	30,000	24,312
Athene Holding Ltd., 4.13%, 01/12/2028	20,000	18,107
Baker Hughes Holdings LLC, 5.13%, 09/15/2040	20,000	17,424

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco World Bond Factor Fund

	Principal Amount	Value
United States–(continued)
Bank of America Corp.,
4.00%, 01/22/2025	$30,000	$29,205
4.45%, 03/03/2026	35,000	33,524
2.09%, 06/14/2029(c)	20,000	16,518
3.85%, 03/08/2037(c)	40,000	31,572
Black Hills Corp., 4.35%, 05/01/2033	20,000	16,607
BlackRock, Inc.,
2.10%, 02/25/2032	25,000	18,861
4.75%, 05/25/2033	20,000	18,322
Boeing Co. (The), 6.63%, 02/15/2038	92,000	89,684
Booking Holdings, Inc., 4.63%, 04/13/2030	65,000	60,585
Boston Properties L.P., 3.40%, 06/21/2029	35,000	28,346
Bristol-Myers Squibb Co., 3.40%, 07/26/2029	25,000	22,436
Brixmor Operating Partnership L.P., 4.13%, 06/15/2026	25,000	23,541
Broadcom, Inc., 4.93%, 05/15/2037(b)	25,000	20,848
Capital One Financial Corp., 3.20%, 02/05/2025	75,000	71,727
CDW LLC/CDW Finance Corp., 3.25%, 02/15/2029	30,000	25,360
Celanese US Holdings LLC, 6.38%, 07/15/2032	25,000	23,477
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 5.05%, 03/30/2029	59,000	54,589
Cigna Group (The), 4.50%, 02/25/2026	55,000	53,403
Cintas Corp. No. 2, 3.70%, 04/01/2027	25,000	23,575
Citigroup, Inc., 8.13%, 07/15/2039	20,000	22,564
CNA Financial Corp., 3.45%, 08/15/2027	25,000	22,904
CommonSpirit Health, 1.55%, 10/01/2025	40,000	36,651
ConocoPhillips Co., 6.95%, 04/15/2029	20,000	21,345
Constellation Energy Generation LLC, 6.25%, 10/01/2039	25,000	23,203
Corning, Inc., 5.85%, 11/15/2068	13,000	11,031
Dell International LLC/EMC Corp.,
8.10%, 07/15/2036	20,000	21,703
8.35%, 07/15/2046	25,000	27,950
Dick’s Sporting Goods, Inc., 4.10%, 01/15/2052	25,000	14,637
Dignity Health, 5.27%, 11/01/2064	25,000	20,179
DuPont de Nemours, Inc., 4.49%, 11/15/2025	15,000	14,621
Emerson Electric Co., 5.25%, 11/15/2039	20,000	18,054
Enstar Group Ltd., 3.10%, 09/01/2031	25,000	18,497
Enterprise Products Operating LLC, 4.15%, 10/16/2028	25,000	23,247
EOG Resources, Inc., 4.38%, 04/15/2030	15,000	13,897

	Principal Amount	Value
United States–(continued)
Fifth Third Bancorp, 2.38%, 01/28/2025	$50,000	$47,503
General Motors Co., 6.75%, 04/01/2046	63,000	56,498
Georgia-Pacific LLC, 8.88%, 05/15/2031	15,000	17,501
GLP Capital L.P./GLP Financing II, Inc., 5.30%, 01/15/2029	20,000	18,286
Harley-Davidson, Inc., 4.63%, 07/28/2045	26,000	17,902
Hasbro, Inc., 6.35%, 03/15/2040	50,000	45,615
HCA, Inc., 5.13%, 06/15/2039	30,000	24,699
Home Depot, Inc. (The), 2.70%, 04/15/2030	20,000	16,754
Host Hotels & Resorts L.P., Series I, 3.50%, 09/15/2030	15,000	12,132
HP, Inc.,
3.40%, 06/17/2030	27,000	22,555
5.50%, 01/15/2033	15,000	13,777
Intel Corp.,
4.95%, 03/25/2060	41,000	32,931
5.05%, 08/05/2062	75,000	59,215
International Business Machines Corp., 7.13%, 12/01/2096	43,000	45,404
IPALCO Enterprises, Inc., 4.25%, 05/01/2030	68,000	58,619
John Deere Capital Corp., 2.80%, 07/18/2029	20,000	17,310
JPMorgan Chase & Co.,
4.13%, 12/15/2026	40,000	37,804
2.96%, 05/13/2031(c)	30,000	24,201
Kemper Corp., 3.80%, 02/23/2032	25,000	19,016
McKesson Corp., 1.30%, 08/15/2026(d)	25,000	22,197
Merck & Co., Inc., 1.90%, 12/10/2028	20,000	16,930
MidAmerican Energy Co.,
3.65%, 04/15/2029	20,000	18,043
6.75%, 12/30/2031	20,000	21,100
Morgan Stanley,
3.70%, 10/23/2024	85,000	83,101
4.35%, 09/08/2026	35,000	33,123
National Rural Utilities Cooperative Finance Corp., 8.00%, 03/01/2032	30,000	33,193
Nucor Corp., 2.98%, 12/15/2055	25,000	13,415
Omega Healthcare Investors, Inc., 3.38%, 02/01/2031	30,000	23,079
Oracle Corp., 4.10%, 03/25/2061	45,000	28,250
Pacific Gas and Electric Co.,
4.20%, 03/01/2029	25,000	21,806
4.55%, 07/01/2030	25,000	21,650
4.40%, 03/01/2032	25,000	20,559
PacifiCorp, 3.50%, 06/15/2029	30,000	26,282
Paramount Global, 7.88%, 07/30/2030	35,000	34,476
Philip Morris International, Inc.,
3.13%, 03/02/2028	20,000	17,919
2.10%, 05/01/2030	25,000	19,633
5.38%, 02/15/2033	20,000	18,486
6.38%, 05/16/2038	30,000	29,715
4.50%, 03/20/2042	35,000	26,792

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco World Bond Factor Fund

	Principal Amount	Value
United States–(continued)
PPG Industries, Inc., 1.20%, 03/15/2026	$40,000	$35,902
Prudential Financial, Inc., 3.70%, 10/01/2050(c)	50,000	39,466
Ralph Lauren Corp., 2.95%, 06/15/2030	44,000	36,875
Realty Income Corp., 3.95%, 08/15/2027	25,000	23,226
Ross Stores, Inc.,
0.88%, 04/15/2026	15,000	13,288
1.88%, 04/15/2031	40,000	29,708
S&P Global, Inc., 2.70%, 03/01/2029	25,000	21,685
Simon Property Group L.P., 6.75%, 02/01/2040	38,000	37,363
Southern California Edison Co., 6.65%, 04/01/2029	40,000	40,528
Southern California Gas Co., 3.20%, 06/15/2025	25,000	24,021
Southwest Airlines Co., 3.00%, 11/15/2026	50,000	46,022
Southwest Gas Corp., 4.05%, 03/15/2032	45,000	38,141
Stewart Information Services Corp., 3.60%, 11/15/2031	25,000	17,815
Target Corp., 2.35%, 02/15/2030	20,000	16,441
Time Warner Cable LLC, 7.30%, 07/01/2038	30,000	27,972
Toll Brothers Finance Corp., 3.80%, 11/01/2029	25,000	21,547
Toyota Motor Credit Corp., 1.13%, 06/18/2026	14,000	12,524
Transcontinental Gas Pipe Line Co. LLC, 7.85%, 02/01/2026	50,000	51,634
U.S. Bancorp, 2.49%, 11/03/2036(c)	60,000	41,019
Union Electric Co., 8.45%, 03/15/2039	48,000	56,309
UnitedHealth Group, Inc., 6.05%, 02/15/2063	30,000	28,615
Verizon Communications, Inc.,
4.13%, 03/16/2027	20,000	18,950
4.33%, 09/21/2028	26,000	24,218
Walt Disney Co. (The), 3.70%, 03/23/2027	25,000	23,688
Warnermedia Holdings, Inc., 4.05%, 03/15/2029	46,000	40,715
Wells Fargo & Co., 4.10%, 06/03/2026	76,000	71,792
Western Union Co. (The), 6.20%, 11/17/2036	20,000	18,885
Wyeth LLC, 6.00%, 02/15/2036	25,000	24,806
		3,445,915
Total U.S. Dollar Denominated Bonds & Notes (Cost $5,192,783)		4,467,795

	Principal Amount	Value
U.S. Government Sponsored Agency Mortgage-Backed Securities–11.76%
Federal Home Loan Mortgage Corp.,
2.50%, 07/01/2035 -08/01/2050	$535,187	$428,531
3.00%, 05/01/2050	159,249	131,128
2.00%, 01/01/2051 -10/01/2051	498,894	369,218
Federal National Mortgage Association,
3.00%, 10/01/2049 - 02/01/2050	124,375	100,625
2.50%, 01/01/2050 - 08/01/2050	392,155	308,201
2.00%, 03/01/2051 - 08/01/2051	450,295	333,346
Uniform Mortgage-Backed Securities, TBA,
2.00%, 11/01/2038(e)	120,000	101,644
3.50%, 11/01/2038 - 11/01/2053(e)	385,000	328,649
3.00%, 11/01/2053(e)	70,000	56,017
4.50%, 11/01/2053(e)	375,000	334,857
Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $3,069,697)		2,492,216

U.S. Treasury Securities–10.71%
U.S. Treasury Bills–0.35%
5.46%, 04/18/2024(f)(g)	73,389	73,127

U.S. Treasury Bonds–4.16%
6.88%, 08/15/2025	317,183	316,066
4.00%, 11/15/2052	563,651	463,444
4.13%, 08/15/2053	103,514	102,675
		882,185

U.S. Treasury Notes–6.20%
4.38%, 10/31/2024	530,618	528,435
3.50%, 01/31/2028	217,787	216,501
4.63%, 09/30/2028	177,462	177,392
3.50%, 02/15/2033	205,501	198,312
3.88%, 08/15/2033	193,922	193,315
		1,313,955
Total U.S. Treasury Securities (Cost $2,383,027)		2,269,267

	Shares
Exchange-Traded Funds–1.72%
United States–1.72%
Invesco High Yield Bond Factor ETF(h) (Cost $444,555)	17,500	365,662

Money Market Funds–3.31%
Invesco Government & Agency Portfolio, Institutional Class, 5.27%(h)(i)	245,331	245,331
Invesco Liquid Assets Portfolio, Institutional Class, 5.40%(h)(i)	175,201	175,253
Invesco Treasury Portfolio, Institutional Class, 5.27%(h)(i)	280,379	280,379
Total Money Market Funds (Cost $700,946)		700,963
TOTAL INVESTMENTS IN SECURITIES (excluding Investments purchased with cash collateral from securities on loan)-93.78% (Cost $23,413,560)		19,875,718

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco World Bond Factor Fund

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–0.10%
Invesco Private Government Fund, 5.32%(h)(i)(j)	6,135	$6,135
Invesco Private Prime Fund, 5.53%(h)(i)(j)	16,380	16,382
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $22,515)		22,517
TOTAL INVESTMENTS IN SECURITIES-93.88% (Cost $23,436,075)		19,898,235
OTHER ASSETS LESS LIABILITIES–6.12%		1,296,624
NET ASSETS–100.00%		$21,194,859

Investment Abbreviations:

AUD	- Australian Dollar
CAD	- Canadian Dollar
CHF	- Swiss Franc
ETF	- Exchange-Traded Fund
EUR	- Euro
GBP	- British Pound Sterling
JPY	- Japanese Yen
TBA	- To Be Announced

Notes to Schedule of Investments:

(a)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2023 was $7,706,975, which represented 36.36% of the Fund’s Net Assets.

(c)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(d)	All or a portion of this security was out on loan at October 31, 2023.
(e)	Security purchased on a forward commitment basis. This security is subject to dollar roll transactions. See Note 10.
(f)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1M.
(g)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(h)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2023.

	Value October 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value October 31, 2023	Dividend Income
Invesco High Yield Bond Factor ETF	$368,287	$-	$-	$(873)	$-	$365,662	$24,520*
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	-	3,503,966	(3,258,635)	-	-	245,331	8,146
Invesco Liquid Assets Portfolio, Institutional Class	-	2,502,833	(2,327,561)	17	(36)	175,253	5,607
Invesco Treasury Portfolio, Institutional Class	-	4,004,533	(3,724,154)	-	-	280,379	8,736
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	33,265	297,937	(325,067)	-	-	6,135	912**
Invesco Private Prime Fund	88,347	511,456	(583,421)	2	(2)	16,382	2,438**
Total	$489,899	$10,820,725	$(10,218,838)	$(854)	$(38)	$1,089,142	$50,359

*	Amounts include a return of capital distribution reclassification which reduces dividend income and increases realized gain (loss) and/or change in unrealized appreciation (depreciation).
**

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(i)	The rate shown is the 7-day SEC standardized yield as of October 31, 2023.
(j)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco World Bond Factor Fund

Open Futures Contracts(a)

Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)

Interest Rate Risk

Euro-Buxl	2	December-2023	$254,833	$(23,704)	$(23,704)

Japan 10 Year Bonds	1	December-2023	948,375	(15,309)	(15,309)

Long Gilt	1	December-2023	113,231	(1,764)	(1,764)

U.S. Treasury 2 Year Notes	2	December-2023	404,844	(362)	(362)

U.S. Treasury 10 Year Ultra Notes	3	December-2023	326,484	(17,803)	(17,803)

Subtotal–Long Futures Contracts				(58,942)	(58,942)

Short Futures Contracts

Interest Rate Risk

Euro-Bobl	1	December-2023	(123,046)	(932)	(932)

Euro-Bund	1	December-2023	(136,484)	(1,038)	(1,038)

Euro-Schatz	3	December-2023	(333,857)	884	884

U.S. Treasury 5 Year Notes	1	December-2023	(104,477)	1,576	1,576

Subtotal–Short Futures Contracts				490	490

Total Futures Contracts				$(58,452)	$(58,452)

(a)	Futures contracts collateralized by $28,732 cash held with Merrill Lynch International, the futures commission merchant.

Open Forward Foreign Currency Contracts
Settlement Date		Contract to				Unrealized Appreciation (Depreciation)
	Counterparty	Deliver		Receive
Currency Risk
12/01/2023	Barclays Bank PLC	JPY	20,000,000	USD	134,430	$ 1,878
12/20/2023	Barclays Bank PLC	USD	129,157	CHF	116,900	49
12/20/2023	Barclays Bank PLC	USD	55,408	CNY	400,000	54
11/29/2023	BNP Paribas S.A.	USD	84,630	EUR	80,000	110
11/29/2023	BNP Paribas S.A.	USD	752,806	JPY	113,694,780	477
11/29/2023	BNP Paribas S.A.	USD	407,921	NZD	701,860	1,015
12/20/2023	BNP Paribas S.A.	INR	52,210	USD	626	0
12/20/2023	BNP Paribas S.A.	JPY	2,934,220	USD	20,232	720
12/20/2023	BNP Paribas S.A.	NOK	6,144,354	USD	560,043	9,228
12/20/2023	BNP Paribas S.A.	USD	225,544	EUR	213,650	1,023
12/20/2023	BNP Paribas S.A.	USD	625	INR	52,210	1
12/20/2023	BNP Paribas S.A.	USD	550,171	NOK	6,144,355	644
12/20/2023	Citibank, N.A.	CLP	4,808,000	USD	5,427	70
12/20/2023	Citibank, N.A.	USD	2,225,414	CNY	16,112,000	8,571
11/03/2023	Deutsche Bank AG	USD	9,365	BRL	47,810	118
11/29/2023	Deutsche Bank AG	USD	87,397	GBP	71,956	76
12/20/2023	Deutsche Bank AG	EUR	27,000	USD	28,847	214
12/20/2023	Deutsche Bank AG	INR	1,596,730	USD	19,165	18
12/20/2023	Deutsche Bank AG	USD	28,523	EUR	27,000	110
12/20/2023	Deutsche Bank AG	USD	86,941	GBP	71,956	552
12/20/2023	Goldman Sachs International	USD	46,637	HUF	17,051,740	209
12/20/2023	HSBC Bank USA	IDR	862,748,002	USD	56,019	1,900
12/20/2023	HSBC Bank USA	KRW	149,385,000	USD	110,835	125
12/20/2023	HSBC Bank USA	SEK	2,994,322	USD	269,059	176
11/03/2023	J.P. Morgan Chase Bank, N.A.	BRL	134,840	USD	26,941	196
11/03/2023	J.P. Morgan Chase Bank, N.A.	USD	26,661	BRL	134,840	83
11/29/2023	J.P. Morgan Chase Bank, N.A.	USD	471,109	CAD	653,969	653
11/29/2023	J.P. Morgan Chase Bank, N.A.	USD	2,310,515	EUR	2,183,064	1,879
11/29/2023	J.P. Morgan Chase Bank, N.A.	USD	452,873	GBP	372,898	436

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco World Bond Factor Fund

Open Forward Foreign Currency Contracts–(continued)
Settlement Date		Contract to				Unrealized Appreciation (Depreciation)
	Counterparty	Deliver		Receive
11/29/2023	J.P. Morgan Chase Bank, N.A.	USD	40,712	NZD	70,000	$ 73
12/20/2023	J.P. Morgan Chase Bank, N.A.	AUD	4,747,900	USD	3,068,819	52,138
12/20/2023	J.P. Morgan Chase Bank, N.A.	CAD	587,000	USD	434,836	11,183
12/20/2023	J.P. Morgan Chase Bank, N.A.	EUR	7,940,256	USD	8,571,841	151,525
12/20/2023	J.P. Morgan Chase Bank, N.A.	KRW	118,058,700	USD	89,316	1,822
12/20/2023	J.P. Morgan Chase Bank, N.A.	MXN	5,367,600	USD	304,627	9,206
12/20/2023	J.P. Morgan Chase Bank, N.A.	SEK	12,199,196	USD	1,106,246	10,787
12/20/2023	J.P. Morgan Chase Bank, N.A.	THB	995,501	USD	28,025	210
12/20/2023	J.P. Morgan Chase Bank, N.A.	USD	629,951	AUD	992,900	909
12/20/2023	J.P. Morgan Chase Bank, N.A.	USD	3,759,630	EUR	3,549,149	4,096
12/20/2023	J.P. Morgan Chase Bank, N.A.	USD	292,333	MXN	5,313,450	108
12/20/2023	J.P. Morgan Chase Bank, N.A.	USD	997,453	SEK	11,125,196	1,563
12/20/2023	J.P. Morgan Chase Bank, N.A.	USD	218,490	ZAR	4,141,380	2,792
12/20/2023	Merrill Lynch International	COP	27,555,756	USD	6,836	213
12/20/2023	Merrill Lynch International	CZK	318,000	USD	13,792	111
12/20/2023	Merrill Lynch International	NOK	6,907,149	USD	650,251	31,056
12/20/2023	Merrill Lynch International	USD	258,291	AUD	407,890	870
12/20/2023	Merrill Lynch International	USD	220,185	NOK	2,459,149	267
11/29/2023	Morgan Stanley and Co. International PLC	CHF	933,842	USD	1,030,517	1,000
11/29/2023	Morgan Stanley and Co. International PLC	JPY	8,900,000	USD	59,028	62
12/20/2023	Morgan Stanley and Co. International PLC	CHF	1,280,232	USD	1,452,290	37,289
12/20/2023	Morgan Stanley and Co. International PLC	JPY	14,913,730	USD	100,114	941
12/20/2023	Morgan Stanley and Co. International PLC	NZD	1,509,828	USD	895,612	15,848
12/20/2023	Morgan Stanley and Co. International PLC	USD	843,388	NZD	1,449,908	1,462
11/29/2023	Royal Bank of Canada	USD	622,264	EUR	587,872	435
12/20/2023	Royal Bank of Canada	CAD	20,000	USD	14,615	180
12/20/2023	Royal Bank of Canada	EUR	280,000	USD	298,161	1,233
12/20/2023	Royal Bank of Canada	JPY	39,153,266	USD	260,526	166
12/20/2023	Royal Bank of Canada	USD	14,414	CAD	20,000	21
12/20/2023	Royal Bank of Canada	USD	2,296	COP	9,801,540	60
12/20/2023	Royal Bank of Canada	USD	277,163	EUR	261,620	274
12/20/2023	Royal Bank of Canada	USD	4,775	GBP	3,930	4
11/29/2023	State Street Bank & Trust Co.	USD	112,757	EUR	106,547	103
12/01/2023	State Street Bank & Trust Co.	CAD	65,000	USD	47,658	767
12/20/2023	State Street Bank & Trust Co.	USD	111,822	EUR	106,547	1,167
12/20/2023	UBS AG	USD	9,853	HUF	3,694,400	296
Subtotal–Appreciation						370,822

Currency Risk
11/29/2023	Barclays Bank PLC	USD	55,582	CNY	400,000	(39)
12/20/2023	Barclays Bank PLC	CHF	116,900	USD	127,869	(1,337)
12/20/2023	Barclays Bank PLC	CNY	400,000	USD	55,455	(6)
12/20/2023	Barclays Bank PLC	SGD	75,160	USD	54,963	(48)
12/20/2023	Barclays Bank PLC	USD	55,330	SGD	75,160	(318)
12/20/2023	BNP Paribas S.A.	EUR	213,650	USD	225,096	(1,470)
12/20/2023	BNP Paribas S.A.	JPY	132,191,950	USD	878,218	(829)
12/20/2023	BNP Paribas S.A.	NZD	701,860	USD	407,937	(1,032)
12/20/2023	BNP Paribas S.A.	SEK	1,420,530	USD	127,231	(329)
12/20/2023	BNP Paribas S.A.	USD	931,732	JPY	135,126,170	(33,174)
12/20/2023	BNP Paribas S.A.	USD	414,065	NZD	701,860	(5,097)
12/20/2023	BNP Paribas S.A.	USD	128,189	SEK	1,420,530	(629)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco World Bond Factor Fund

Open Forward Foreign Currency Contracts–(continued)
Settlement Date		Contract to				Unrealized Appreciation (Depreciation)
	Counterparty	Deliver		Receive
11/29/2023	Citibank, N.A.	USD	2,239,675	CNY	16,112,000	$ (2,395)
12/01/2023	Citibank, N.A.	CNY	810,000	USD	112,044	(413)
12/20/2023	Citibank, N.A.	CLP	12,951,000	USD	14,408	(22)
12/20/2023	Citibank, N.A.	CNY	16,112,000	USD	2,233,063	(921)
12/20/2023	Citibank, N.A.	USD	20,046	CLP	17,759,000	(260)
11/03/2023	Deutsche Bank AG	BRL	47,810	USD	9,453	(30)
11/29/2023	Deutsche Bank AG	EUR	8,000	USD	8,471	(3)
12/20/2023	Deutsche Bank AG	GBP	71,956	USD	87,408	(85)
12/20/2023	Deutsche Bank AG	INR	5,031,270	USD	60,312	(18)
12/20/2023	Deutsche Bank AG	USD	79,553	INR	6,628,000	(76)
12/20/2023	Goldman Sachs International	HUF	17,051,740	USD	46,739	(107)
11/03/2023	HSBC Bank USA	BRL	87,030	USD	17,208	(54)
11/03/2023	HSBC Bank USA	USD	17,427	BRL	87,030	(165)
12/20/2023	HSBC Bank USA	USD	54,120	IDR	862,748,002	(1)
12/20/2023	HSBC Bank USA	USD	112,879	KRW	149,385,000	(2,169)
12/20/2023	HSBC Bank USA	USD	270,239	SEK	2,994,322	(1,356)
11/29/2023	J.P. Morgan Chase Bank, N.A.	EUR	3,549,149	USD	3,756,355	(3,055)
12/01/2023	J.P. Morgan Chase Bank, N.A.	EUR	300,000	USD	317,661	(137)
12/20/2023	J.P. Morgan Chase Bank, N.A.	AUD	269,361	USD	170,898	(247)
12/20/2023	J.P. Morgan Chase Bank, N.A.	CAD	948,579	USD	683,539	(1,075)
12/20/2023	J.P. Morgan Chase Bank, N.A.	EUR	2,930,944	USD	3,104,762	(3,383)
12/20/2023	J.P. Morgan Chase Bank, N.A.	GBP	430,668	USD	523,096	(557)
12/20/2023	J.P. Morgan Chase Bank, N.A.	MXN	211,850	USD	11,655	(4)
12/20/2023	J.P. Morgan Chase Bank, N.A.	NOK	442,230	USD	39,580	(64)
12/20/2023	J.P. Morgan Chase Bank, N.A.	NZD	109,600	USD	63,745	(117)
12/20/2023	J.P. Morgan Chase Bank, N.A.	PLN	625,221	USD	143,291	(4,931)
12/20/2023	J.P. Morgan Chase Bank, N.A.	THB	1,428,499	USD	39,735	(178)
12/20/2023	J.P. Morgan Chase Bank, N.A.	TRY	4,434,500	USD	150,508	(136)
12/20/2023	J.P. Morgan Chase Bank, N.A.	USD	2,601,157	AUD	4,024,361	(44,193)
12/20/2023	J.P. Morgan Chase Bank, N.A.	USD	1,137,521	CAD	1,535,579	(29,255)
12/20/2023	J.P. Morgan Chase Bank, N.A.	USD	7,902,796	EUR	7,322,051	(138,064)
12/20/2023	J.P. Morgan Chase Bank, N.A.	USD	538,948	GBP	430,668	(15,295)
12/20/2023	J.P. Morgan Chase Bank, N.A.	USD	87,535	KRW	118,058,700	(41)
12/20/2023	J.P. Morgan Chase Bank, N.A.	USD	15,096	MXN	266,000	(456)
12/20/2023	J.P. Morgan Chase Bank, N.A.	USD	40,541	NOK	442,230	(897)
12/20/2023	J.P. Morgan Chase Bank, N.A.	USD	64,683	NZD	109,600	(819)
12/20/2023	J.P. Morgan Chase Bank, N.A.	USD	148,300	PLN	625,221	(79)
12/20/2023	J.P. Morgan Chase Bank, N.A.	USD	97,392	SEK	1,074,000	(950)
12/20/2023	J.P. Morgan Chase Bank, N.A.	USD	68,238	THB	2,424,000	(511)
12/20/2023	J.P. Morgan Chase Bank, N.A.	USD	152,174	TRY	4,434,500	(1,530)
12/20/2023	J.P. Morgan Chase Bank, N.A.	ZAR	4,141,380	USD	218,477	(2,805)
01/03/2024	J.P. Morgan Chase Bank, N.A.	USD	26,755	BRL	134,840	(194)
12/20/2023	Merrill Lynch International	AUD	407,890	USD	258,022	(1,140)
12/20/2023	Merrill Lynch International	COP	356,564,204	USD	85,262	(447)
12/20/2023	Merrill Lynch International	CZK	828,000	USD	35,514	(108)
12/20/2023	Merrill Lynch International	NOK	26,970	USD	2,415	(3)
12/20/2023	Merrill Lynch International	USD	95,298	COP	384,119,960	(2,965)
12/20/2023	Merrill Lynch International	USD	49,704	CZK	1,146,000	(401)
12/20/2023	Merrill Lynch International	USD	421,281	NOK	4,474,970	(20,120)
11/29/2023	Morgan Stanley and Co. International PLC	NZD	1,449,908	USD	843,352	(1,431)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco World Bond Factor Fund

Open Forward Foreign Currency Contracts–(continued)
Settlement Date		Contract to				Unrealized Appreciation (Depreciation)
	Counterparty	Deliver		Receive
12/20/2023	Morgan Stanley and Co. International PLC	MXN	213,700	USD	11,752	$ (10)
12/20/2023	Morgan Stanley and Co. International PLC	NZD	131,080	USD	76,247	(132)
12/20/2023	Morgan Stanley and Co. International PLC	USD	1,415,939	CHF	1,280,232	(939)
12/20/2023	Morgan Stanley and Co. International PLC	USD	99,832	JPY	14,913,730	(659)
12/20/2023	Morgan Stanley and Co. International PLC	USD	11,895	MXN	213,700	(133)
12/20/2023	Morgan Stanley and Co. International PLC	USD	113,299	NZD	191,000	(2,005)
11/29/2023	Royal Bank of Canada	CAD	20,000	USD	14,410	(18)
11/29/2023	Royal Bank of Canada	EUR	261,620	USD	276,926	(193)
11/29/2023	Royal Bank of Canada	USD	259,656	JPY	39,153,266	(246)
12/20/2023	Royal Bank of Canada	CAD	66,520	USD	47,940	(69)
12/20/2023	Royal Bank of Canada	COP	9,801,540	USD	2,349	(7)
12/20/2023	Royal Bank of Canada	EUR	587,872	USD	622,797	(617)
12/20/2023	Royal Bank of Canada	GBP	3,930	USD	4,749	(30)
12/20/2023	Royal Bank of Canada	USD	48,609	CAD	66,520	(599)
12/20/2023	Royal Bank of Canada	USD	645,497	EUR	606,252	(2,592)
12/20/2023	Royal Bank of Canada	USD	264,624	JPY	39,153,266	(4,264)
12/20/2023	State Street Bank & Trust Co.	EUR	106,547	USD	112,854	(136)
12/20/2023	UBS AG	HUF	3,694,400	USD	10,123	(26)
12/20/2023	UBS AG	TRY	291,640	USD	9,821	(86)
12/20/2023	UBS AG	USD	9,930	TRY	291,640	(23)
Subtotal–Depreciation						(340,755)
Total Forward Foreign Currency Contracts						$ 30,067

Open Centrally Cleared Interest Rate Swap Agreements(a)
Pay/ Receive Floating Rate	Floating Rate Index	Payment Frequency	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Interest Rate Risk
Pay	3 Month CNRR007	Quarterly	2.42%	Quarterly	08/04/2028	CNY	4,500,000	$ –	$ 654	$ 654
Receive	CORRA	Semi-Annually	(4.07)	Semi-Annually	08/01/2028	CAD	230,000	–	877	877
Pay	3 Month CNRR007	Quarterly	2.47	Quarterly	07/29/2027	CNY	4,000,000	–	3,356	3,356
Pay	3 Month CNRR007	Quarterly	2.86	Quarterly	02/03/2028	CNY	14,056,000	(536)	38,990	39,526
Pay	TONAR	Annually	0.06	Annually	03/01/2024	JPY	41,000,000	(57,259)	54	57,313
Receive	SOFR	Annually	(3.46)	Annually	02/16/2033	USD	1,132,000	818	90,059	89,241
Subtotal – Appreciation								(56,977)	133,990	190,967
Interest Rate Risk
Receive	SONIA	Annually	(5.18)	Annually	07/03/2028	GBP	60,000	–	(1,910)	(1,910)
Receive	SONIA	Annually	(4.32)	Annually	10/03/2028	GBP	130,000	2,406	1,315	(1,091)
Receive	3 Month NDBB	Quarterly	(1.46)	Semi-Annually	08/03/2026	NZD	–	3	0	(3)
Subtotal – Depreciation								2,409	(595)	(3,004)
Total Centrally Cleared Interest Rate Swap Agreements								$(54,568)	$133,395	$187,963

(a)	Centrally cleared swap agreements collateralized by $80,508 cash held with Merrill Lynch International.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco World Bond Factor Fund

Abbreviations:

AUD	–Australian Dollar
BRL	–Brazilian Real
CAD	–Canadian Dollar
CHF	–Swiss Franc
CLP	–Chile Peso
CNRR007	–China 7-Day Reverse Repo Rate
CNY	–Chinese Yuan Renminbi
COP	–Colombia Peso
CORRA	–Canadian Overnight Repo Rate Average
CZK	–Czech Koruna
EUR	–Euro
GBP	–British Pound Sterling
HUF	–Hungarian Forint
IDR	–Indonesian Rupiah
INR	–Indian Rupee
JPY	–Japanese Yen
KRW	–South Korean Won
MXN	–Mexican Peso
NDBB	–New Zealand Dollar Bank Bill
NOK	–Norwegian Krone
NZD	–New Zealand Dollar
PLN	–Polish Zloty
SEK	–Swedish Krona
SGD	–Singapore Dollar
SOFR	–Secured Overnight Financing Rate
SONIA	–Sterling Overnight Index Average
THB	–Thai Baht
TONAR	–Tokyo Overnight Average Rate
TRY	–Turkish Lira
USD	–U.S. Dollar
ZAR	–South African Rand

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco World Bond Factor Fund

Statement of Assets and Liabilities

October 31, 2023

Assets:
Investments in unaffiliated securities, at value (Cost $22,268,059)*	$18,809,093
Investments in affiliates, at value (Cost $1,168,016)	1,089,142
Other investments:
Unrealized appreciation on forward foreign currency contracts outstanding	370,822
Deposits with brokers:
Cash collateral – exchange-traded futures contracts	28,732
Cash collateral – centrally cleared swap agreements	80,508
Foreign currencies, at value (Cost $593,336)	596,267
Receivable for:
Investments sold	1,415,908
Fund shares sold	5,181
Dividends	2,105
Interest	202,990
Investment for trustee deferred compensation and retirement plans	22,735
Other assets	35,839
Total assets	22,659,322

Liabilities:
Other investments:
Variation margin payable – futures contracts	1,809
Variation margin payable – centrally cleared swap agreements	14,589
Unrealized depreciation on forward foreign currency contracts outstanding	340,755
Payable for:
TBA sales commitment	835,276
Fund shares reacquired	83,385
Amount due custodian	57,504
Collateral upon return of securities loaned	22,515
Accrued fees to affiliates	13,242
Accrued trustees’ and officers’ fees and benefits	384
Accrued other operating expenses	69,922
Trustee deferred compensation and retirement plans	25,082
Total liabilities	1,464,463
Net assets applicable to shares outstanding	$21,194,859

Net assets consist of:
Shares of beneficial interest	$28,603,008

Distributable earnings (loss)	(7,408,149)

$21,194,859

Net Assets:
Class A	$12,664,136

Class C	$749,693

Class Y	$6,238,238

Class R5	$5,490

Class R6	$1,537,302

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	1,521,068

Class C	90,255

Class Y	750,142

Class R5	666

Class R6	184,540

Class A:
Net asset value per share	$8.33

Maximum offering price per share (Net asset value of $8.33 ÷ 95.75%)	$8.70

Class C:
Net asset value and offering price per share	$8.31

Class Y:
Net asset value and offering price per share	$8.32

Class R5:
Net asset value and offering price per share	$8.24

Class R6:
Net asset value and offering price per share	$8.33

*	At October 31, 2023, security with a value of $22,035 was on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco World Bond Factor Fund

Statement of Operations

For the year ended October 31, 2023

Investment income:
Interest (net of foreign withholding taxes of $2,111)	$661,974

Dividends from affiliates (includes net securities lending income of $450)	47,459

Total investment income	709,433

Expenses:
Advisory fees	71,259

Administrative services fees	3,650

Custodian fees	51,953

Distribution fees:
Class A	40,311

Class C	12,504

Interest, facilities and maintenance fees	28,710

Transfer agent fees – A, C and Y	63,211

Transfer agent fees – R5	1

Transfer agent fees – R6	421

Trustees’ and officers’ fees and benefits	15,907

Registration and filing fees	72,044

Reports to shareholders	14,330

Professional services fees	70,316

Other	14,271

Total expenses	458,888

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(301,212)

Net expenses	157,676

Net investment income	551,757

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(2,962,994)

Affiliated investment securities	(38)

Foreign currencies	(21,466)

Forward foreign currency contracts	(155,051)

Futures contracts	(150,487)

Swap agreements	453,157

(2,836,879)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	3,343,043

Affiliated investment securities	(854)

Foreign currencies	(16,089)

Forward foreign currency contracts	35,050

Futures contracts	(33,383)

Swap agreements	(219,948)

3,107,819

Net realized and unrealized gain	270,940

Net increase in net assets resulting from operations	$822,697

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19	Invesco World Bond Factor Fund

Statement of Changes in Net Assets

For the years ended October 31, 2023 and 2022

	2023	2022

Operations:
Net investment income	$551,757	$336,514

Net realized gain (loss)	(2,836,879)	(3,370,608)

Change in net unrealized appreciation (depreciation)	3,107,819	(5,705,706)

Net increase (decrease) in net assets resulting from operations	822,697	(8,739,800)

Distributions to shareholders from distributable earnings:
Class A	–	(405,867)

Class C	–	(22,570)

Class Y	–	(308,318)

Class R5	–	(17)

Class R6	–	(28,190)

Total distributions from distributable earnings	–	(764,962)

Return of capital:
Class A	(170,549)	(49,271)

Class C	(3,865)	(2,604)

Class Y	(99,612)	(37,742)

Class R5	(26)	(2)

Class R6	(18,923)	(3,502)

Total return of capital	(292,975)	(93,121)

Total distributions	(292,975)	(858,083)

Share transactions–net:
Class A	(3,668,992)	(2,795,234)

Class C	(580,727)	(352,050)

Class Y	(5,176,735)	(1,667,541)

Class R5	5,000	–

Class R6	275,824	405,699

Net increase (decrease) in net assets resulting from share transactions	(9,145,630)	(4,409,126)

Net increase (decrease) in net assets	(8,615,908)	(14,007,009)

Net assets:
Beginning of year	29,810,767	43,817,776

End of year	$21,194,859	$29,810,767

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20	Invesco World Bond Factor Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)		Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Return of capital	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets	Portfolio turnover(c)

Class A
Year ended 10/31/23	$8.23	$0.18	$0.01	(d)	$0.19	$–	$–	$(0.09)	$(0.09)	$8.33	2.30%	$12,664	0.65	%(e)	1.80	%(e)	2.04%	145%
Year ended 10/31/22	10.71	0.08	(2.35)		(2.27)	(0.17)	(0.02)	(0.02)	(0.21)	8.23	(21.52)	16,081	0.56		1.42		0.83	123
Year ended 10/31/21	11.01	0.05	(0.10)		(0.05)	(0.12)	(0.13)	–	(0.25)	10.71	(0.49)	24,150	0.54		1.25		0.49	165
Year ended 10/31/20	10.61	0.13	0.45		0.58	(0.18)	–	–	(0.18)	11.01	5.56	26,165	0.64		1.49		1.21	191
Year ended 10/31/19	9.66	0.30	0.92		1.22	(0.11)	–	(0.16)	(0.27)	10.61	12.83	20,458	0.94		2.08		2.97	177

Class C
Year ended 10/31/23	8.21	0.11	0.02	(d)	0.13	–	–	(0.03)	(0.03)	8.31	1.53	750	1.40	(e)	2.55	(e)	1.29	145
Year ended 10/31/22	10.68	0.01	(2.34)		(2.33)	(0.11)	(0.02)	(0.01)	(0.14)	8.21	(22.09)	1,301	1.31		2.17		0.08	123
Year ended 10/31/21	10.98	(0.03)	(0.10)		(0.13)	(0.04)	(0.13)	–	(0.17)	10.68	(1.24)	2,079	1.29		2.00		(0.26)	165
Year ended 10/31/20	10.59	0.05	0.45		0.50	(0.11)	–	–	(0.11)	10.98	4.74	2,482	1.39		2.24		0.46	191
Year ended 10/31/19	9.64	0.22	0.93		1.15	(0.08)	–	(0.12)	(0.20)	10.59	12.01	2,046	1.69		2.83		2.22	177

Class Y
Year ended 10/31/23	8.23	0.20	0.00	(d)	0.20	–	–	(0.11)	(0.11)	8.32	2.43	6,238	0.40	(e)	1.55	(e)	2.29	145
Year ended 10/31/22	10.70	0.10	(2.33)		(2.23)	(0.19)	(0.02)	(0.03)	(0.24)	8.23	(21.25)	11,167	0.31		1.17		1.08	123
Year ended 10/31/21	11.01	0.08	(0.11)		(0.03)	(0.15)	(0.13)	–	(0.28)	10.70	(0.33)	16,365	0.29		1.00		0.74	165
Year ended 10/31/20	10.61	0.16	0.44		0.60	(0.20)	–	–	(0.20)	11.01	5.81	11,717	0.39		1.24		1.46	191
Year ended 10/31/19	9.65	0.33	0.93		1.26	(0.12)	–	(0.18)	(0.30)	10.61	13.23	2,783	0.69		1.83		3.22	177

Class R5
Year ended 10/31/23	8.18	0.19	(0.02	)(d)	0.17	–	–	(0.11)	(0.11)	8.24	2.06	5	0.40	(e)	1.33	(e)	2.29	145
Year ended 10/31/22	10.63	0.10	(2.31)		(2.21)	(0.19)	(0.02)	(0.03)	(0.24)	8.18	(21.21)	1	0.31		0.99		1.08	123
Year ended 10/31/21	10.94	0.08	(0.11)		(0.03)	(0.15)	(0.13)	–	(0.28)	10.63	(0.34)	1	0.29		0.85		0.74	165
Year ended 10/31/20	10.56	0.15	0.43		0.58	(0.20)	–	–	(0.20)	10.94	5.64	1	0.39		1.11		1.46	191
Year ended 10/31/19	9.64	0.33	0.89		1.22	(0.12)	–	(0.18)	(0.30)	10.56	12.81	1	0.69		1.60		3.22	177

Class R6
Year ended 10/31/23	8.24	0.20	0.00	(d)	0.20	–	–	(0.11)	(0.11)	8.33	2.43	1,537	0.40	(e)	1.33	(e)	2.29	145
Year ended 10/31/22	10.71	0.10	(2.33)		(2.23)	(0.19)	(0.02)	(0.03)	(0.24)	8.24	(21.23)	1,261	0.31		0.99		1.08	123
Year ended 10/31/21	11.02	0.08	(0.11)		(0.03)	(0.15)	(0.13)	–	(0.28)	10.71	(0.33)	1,224	0.29		0.85		0.74	165
Year ended 10/31/20	10.62	0.15	0.46		0.61	(0.21)	–	–	(0.21)	11.02	5.81	286	0.39		1.11		1.46	191
Year ended 10/31/19	9.66	0.33	0.93		1.26	(0.12)	–	(0.18)	(0.30)	10.62	13.21	138	0.69		1.60		3.22	177

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

Net realized and unrealized gain (loss) on investments per share may not correlate with the Fund’s net realized and unrealized gain (loss) due to timing of shareholder transactions in relation to the fluctuating market values of the Fund’s investments.

(e)	Ratios include interest, facilities and maintenance fees of 0.11% for the year ended October 31, 2023.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21	Invesco World Bond Factor Fund

Notes to Financial Statements

October 31, 2023

NOTE 1–Significant Accounting Policies

Invesco World Bond Factor Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is total return.

The Fund currently consists of five different classes of shares: Class A, Class C, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board–approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund

22	Invesco World Bond Factor Fund

securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements.Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Interest, Facilities and Maintenance Fees – Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees, administrative expenses, negative or overdrawn balances on margin accounts and other expenses associated with establishing and maintaining a line of credit.

H.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of

23	Invesco World Bond Factor Fund

compensation to counterparties, are included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended October 31, 2023, fees paid to the Adviser were less than $500. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliates on the Statement of Operations.

K.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

L.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

M.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying instrument or asset. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

N.

Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/ OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/ or provide limits regarding the decline of the Fund’s net asset value (“NAV”) per share over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and

24	Invesco World Bond Factor Fund

thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations, which could result in the Fund accruing additional expenses. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) includes credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the Counterparty. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of October 31, 2023, if any, for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

O.

Dollar Rolls and Forward Commitment Transactions – The Fund may enter into dollar roll transactions to enhance the Fund’s performance. The Fund executes its dollar roll transactions in the to be announced (“TBA”) market whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by the sale of the security with a simultaneous agreement to repurchase at a future date.

The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions increase the Fund’s portfolio turnover rate.

Dollar roll transactions involve the risk that a Counterparty to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Dollar roll transactions also involve the risk that the value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement.

P.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

Q.

Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.

R.	Other Risks – Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

Mortgage-and asset-backed securities, including collateralized debt obligations and collateralized mortgage obligations, are subject to prepayment or call risk, which is the risk that a borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. This could result in the Fund reinvesting these early payments at lower interest rates, thereby reducing the Fund’s income. Mortgage–and asset-backed securities also are subject to extension risk, which is the risk that an unexpected rise in interest rates could reduce the rate of prepayments, causing the price of the mortgage–and asset-backed securities and the Fund’s share price to fall. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. Privately-issued mortgage-backed securities and asset-backed securities may be less liquid than other types of securities and the Fund may be unable to sell these securities at the time or price it desires.

Increases in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal redemptions by shareholders, which could potentially increase the Fund’s portfolio turnover rate and transaction costs.

Policy changes by the U.S. government or its regulatory agencies and political events within the U.S. and abroad may, among other things, affect investor and consumer confidence and increase volatility in the financial markets, perhaps suddenly and to a significant degree, which may adversely impact the Fund’s operations, universe of potential investment options, and return potential.

Obligations of U.S. Government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the U.S. Government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

25	Invesco World Bond Factor Fund

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $2 billion	0.270%
Over $2 billion	0.250%

For the year ended October 31, 2023, the effective advisory fee rate incurred by the Fund was 0.27%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least February 29, 2024, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y, Class R5 and Class R6 shares to 0.54%, 1.29%, 0.29%, 0.29% and 0.29%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 29, 2024. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2025, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended October 31, 2023, the Adviser waived advisory fees of $71,259 and reimbursed fund level expenses of $164,615 and reimbursed class level expenses of $40,782, $3,188, $19,241, $0 and $421 of Class A, Class C, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of Class C shares. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2023, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2023, IDI advised the Fund that IDI retained $552 in front-end sales commissions from the sale of Class A shares and $0 and $6 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

26	Invesco World Bond Factor Fund

	Level 1	Level 2	Level 3	Total

Investments in Securities

Non-U.S. Dollar Denominated Bonds & Notes	$–	$9,579,815	$–	$9,579,815

U.S. Dollar Denominated Bonds & Notes	–	4,467,795	–	4,467,795

U.S. Government Sponsored Agency Mortgage-Backed Securities	–	2,492,216	–	2,492,216

U.S. Treasury Securities	–	2,269,267	–	2,269,267

Exchange-Traded Funds	365,662	–	–	365,662

Money Market Funds	700,963	22,517	–	723,480

Total Investments in Securities	1,066,625	18,831,610	–	19,898,235

Other Investments - Assets*

Futures Contracts	2,460	–	–	2,460

Forward Foreign Currency Contracts	–	370,822	–	370,822

Swap Agreements	–	190,967	–	190,967

	2,460	561,789	–	564,249

Other Investments - Liabilities*

Futures Contracts	(60,912)	–	–	(60,912)

Forward Foreign Currency Contracts	–	(340,755)	–	(340,755)

Swap Agreements	–	(3,004)	–	(3,004)

	(60,912)	(343,759)	–	(404,671)

Total Other Investments	(58,452)	218,030	–	159,578

Total Investments	$1,008,173	$19,049,640	$–	$20,057,813

*	Unrealized appreciation (depreciation).

NOTE 4–Derivative Investments

The Fund may enter into an ISDA Master Agreement under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2023:

	Value
Derivative Assets	Currency Risk	Interest Rate Risk	Total

Unrealized appreciation on futures contracts – Exchange-Traded(a)	$–	$2,460	$2,460

Unrealized appreciation on swap agreements – Centrally Cleared(a)	–	190,967	190,967

Unrealized appreciation on forward foreign currency contracts outstanding	370,822	–	370,822

Total Derivative Assets	370,822	193,427	564,249

Derivatives not subject to master netting agreements	–	(193,427)	(193,427)

Total Derivative Assets subject to master netting agreements	$370,822	$–	$370,822

	Value
Derivative Liabilities	Currency Risk	Interest Rate Risk	Total

Unrealized depreciation on futures contracts – Exchange-Traded(a)	$–	$(60,912)	$(60,912)

Unrealized depreciation on swap agreements – Centrally Cleared(a)	–	(3,004)	(3,004)

Unrealized depreciation on forward foreign currency contracts outstanding	(340,755)	–	(340,755)

Total Derivative Liabilities	(340,755)	(63,916)	(404,671)

Derivatives not subject to master netting agreements	–	63,916	63,916

Total Derivative Liabilities subject to master netting agreements	$(340,755)	$–	$(340,755)

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.

27	Invesco World Bond Factor Fund

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of October 31, 2023.

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount

Barclays Bank PLC	$1,981	$(1,748)	$233	$–	$–	$233

BNP Paribas S.A.	13,218	(42,560)	(29,342)	–	–	(29,342)

Citibank, N.A.	8,641	(4,011)	4,630	–	–	4,630

Deutsche Bank AG	1,088	(212)	876	–	–	876

Goldman Sachs International	209	(107)	102	–	–	102

HSBC Bank USA	2,201	(3,745)	(1,544)	–	–	(1,544)

J.P. Morgan Chase Bank, N.A.	249,659	(248,973)	686	–	–	686

Merrill Lynch International	32,517	(25,184)	7,333	–	–	7,333

Morgan Stanley and Co. International PLC	56,602	(5,309)	51,293	–	–	51,293

Royal Bank of Canada	2,373	(8,635)	(6,262)	–	–	(6,262)

State Street Bank & Trust Co.	2,037	(136)	1,901	–	–	1,901

UBS AG	296	(135)	161	–	–	161

Total	$370,822	$(340,755)	$30,067	$–	$–	$30,067

Effect of Derivative Investments for the year ended October 31, 2023

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Currency Risk	Interest Rate Risk	Total

Realized Gain (Loss):
Forward foreign currency contracts	$(155,051)	$-	$(155,051)

Futures contracts	-	(150,487)	(150,487)

Swap agreements	-	453,157	453,157

Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	35,050	-	35,050

Futures contracts	-	(33,383)	(33,383)

Swap agreements	-	(219,948)	(219,948)

Total	$(120,001)	$49,339	$(70,662)

The table below summarizes the average notional value of derivatives held during the period.

	Forward Foreign Currency Contracts	Futures Contracts	Swap Agreements

Average notional value	$47,710,292	$3,491,513	$6,310,486

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2023, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,706.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

28	Invesco World Bond Factor Fund

NOTE 7–Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2023 and 2022:

	2023	2022

Ordinary income*	$–	$705,757

Long-term capital gain	–	59,205

Return of capital	292,975	93,121

Total distributions	$292,975	$858,083

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2023

Net unrealized appreciation (depreciation) – investments	$(3,472,633)

Net unrealized appreciation (depreciation) – foreign currencies	(3,229)

Temporary book/tax differences	(20,494)

Capital loss carryforward	(3,911,793)

Shares of beneficial interest	28,603,008

Total net assets	$21,194,859

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, derivative instruments and straddles.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of October 31, 2023, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$1,977,033	$1,934,760	$3,911,793

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2023 was $15,694,994 and $25,215,883, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$590,211

Aggregate unrealized (depreciation) of investments	(4,062,844)

Net unrealized appreciation (depreciation) of investments	$(3,472,633)

Cost of investments for tax purposes is $23,530,446.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, net operating losses and return of capital distributions, on October 31, 2023, undistributed net investment income was decreased by $157,099, undistributed net realized gain (loss) was increased by $910,133 and shares of beneficial interest was decreased by $753,034. This reclassification had no effect on the net assets of the Fund.

29	Invesco World Bond Factor Fund

NOTE 11–Share Information

	Summary of Share Activity

	Year ended		Year ended
	October 31, 2023(a)		October 31, 2022
	Shares	Amount	Shares	Amount

Sold:
Class A	134,030	$1,176,007	203,072	$1,968,814

Class C	22,066	194,317	31,200	297,438

Class Y	194,078	1,678,664	659,898	6,099,328

Class R5	585	5,000	-	-

Class R6	75,360	654,247	66,597	654,707

Issued as reinvestment of dividends:
Class A	17,795	155,187	41,630	413,687

Class C	399	3,473	1,991	20,177

Class Y	7,271	63,300	25,459	251,987

Class R6	2,159	18,806	3,230	31,454

Automatic conversion of Class C shares to Class A shares:
Class A	10,256	89,975	5,671	53,819

Class C	(10,279)	(89,975)	(5,685)	(53,819)

Reacquired:
Class A	(594,230)	(5,090,161)	(552,300)	(5,231,554)

Class C	(80,296)	(688,542)	(63,739)	(615,846)

Class Y	(808,351)	(6,918,699)	(857,201)	(8,018,856)

Class R6	(46,055)	(397,229)	(30,991)	(280,462)

Net increase (decrease) in share activity	(1,075,212)	$(9,145,630)	(471,168)	$(4,409,126)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 49% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 12–Significant Event

On September 19, 2023, the Board of Trustees approved a Plan of Liquidation and Dissolution, which authorizes the termination, liquidation and dissolution of the Fund. In order to effect such liquidation, the Fund was closed to investments by new accounts after the close of business on October 20, 2023. The Fund liquidated on December 19, 2023.

30	Invesco World Bond Factor Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco World Bond Factor Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco World Bond Factor Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), referred to hereafter as the “Fund”) as of October 31, 2023, the related statement of operations for the year ended October 31, 2023, the statement of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2023 and the financial highlights for each of the five years in the period ended October 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas
December 21, 2023

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

31	Invesco World Bond Factor Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2023 through October 31, 2023.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/23)	Expenses Paid During Period[2]	Annualized Expense Ratio

Class A	$1,000.00	$938.90	$2.88	$1,022.23	$3.01	0.59%
Class C	1,000.00	935.20	6.54	1,018.45	6.82	1.34
Class Y	1,000.00	940.00	1.66	1,023.49	1.73	0.34
Class R5	1,000.00	939.50	1.66	1,023.49	1.73	0.34
Class R6	1,000.00	939.00	1.66	1,023.49	1.73	0.34

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2023 through October 31, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

32	Invesco World Bond Factor Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 13, 2023, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco World Bond Factor Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2023. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees, that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the annual review process for the Invesco Funds’ investment advisory and sub-advisory contracts. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

    As part of the contract renewal process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 2, 2023 and June 13, 2023, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel. Also, as part of the contract renewal process, the independent Trustees reviewed and considered information provided in response to follow-up requests for information submitted by the independent Trustees to management. The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer.

    The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 13, 2023.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board considered recent senior management changes at Invesco and Invesco Advisers, including the appointment of new Co-Heads of Investments, that had been presented to and discussed with the Board. The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology used to manage such risks. The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

    The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B. Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

    The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2022 to the performance of funds in the Broadridge performance universe and against the Bloomberg Global Aggregate Index (Index). The Board noted that performance of Class A shares of the Fund was in the fourth quintile of its performance universe for the one, three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was reasonably comparable to the performance of the Index for the one, three and five year periods. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that

33	Invesco World Bond Factor Fund

selecting a different performance period could produce different results. The Board further considered that in 2020 the Fund changed its name, investment strategy and index against which future performance is compared in connection with its repositioning as a factor-based fund, and that performance results prior to such date reflected that of the Fund’s former strategy. As a result, the Board did not consider performance of the Fund prior to such date to be particularly relevant. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the Fund’s contractual management fee schedule was reduced at certain breakpoint levels effective in 2020 in connection with its repositioning as a factor-based fund. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund-by-fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

    The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

    The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

    The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board acknowledged the difficulty in calculating and measuring economies of scale at the individual fund level; noting that only indicative and estimated measures are available at the individual fund level and that such measures are subject to uncertainty. The Board considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually. The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits realized as to that Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts. The Board noted the cyclical and competitive nature of the global asset management industry.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

    The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

    The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

    The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.

34	Invesco World Bond Factor Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2023:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

35	Invesco World Bond Factor Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Chairman Emeritus, Invesco Ltd.; Trustee and Vice Chair, The Invesco Funds; and Member of Executive Board, SMU Cox School of Business

Formerly: Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Vice Chair, Investment Company Institute; Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			169	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco World Bond Factor Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown – 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	169	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit) Formerly: President and Director Director of Grahamtastic Connection (non-profit)
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	169	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	169	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Boad Member, First Financial Bankshares, Inc. Texas
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			169	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	169	Blue Hills Bank; Member and Chairman, Bentley University, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis – 1950 Trustee	2001	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	169	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco World Bond Factor Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			169	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non- profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	169	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	169	None
Daniel S. Vandivort –1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	169	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

T-3	Invesco World Bond Factor Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Glenn Brightman – 1972 President and Principal Executive Officer	2023

Chief Operating Officer, Americas, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds.

Formerly: Global Head of Finance, Invesco Ltd; Executive Vice President and Chief Financial Officer, Nuveen

			N/A	N/A
Melanie Ringold – 1975 Senior Vice President, Chief Legal Officer and Secretary	2023

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI SteelPath, Inc.; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Assistant Secretary, Invesco Distributors, Inc., Invesco Advisers, Inc., Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Chief Executive Officer, President and Executive Director, Invesco Ltd.; Senior Vice President, Invesco Group Services, Inc.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds and Trustee, Invesco Foundation, Inc.

Formerly: Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco World Bond Factor Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Tony Wong – 1973 Senior Vice President	2023

Senior Managing Director, Invesco Ltd.; Director, Chairman, Chief Executive Officer and President, Invesco Advisers, Inc.; Director and Chairman, Invesco Private Capital, Inc., INVESCO Private Capital Investments, Inc. and INVESCO Realty, Inc.; Director, Invesco Senior Secured Management, Inc.; President, Invesco Managed Accounts, LLC and SNW Asset Management Corporation; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds; and Vice President, Invesco Advisers, Inc.

			N/A	N/A
Stephanie C. Butcher – 1971 Senior Vice President	2023	Senior Managing Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; Director and Chief Executive Officer, Invesco Asset Management Limited	N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Senior Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Senior Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President, The Invesco Funds; Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5	Invesco World Bond Factor Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1331 Spring Street, NW, Suite 2500	11 Greenway Plaza	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Sidley Austin LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	787 Seventh Avenue	11 Greenway Plaza	225 Franklin Street
Philadelphia, PA 19103-7018	New York, NY 10019	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6	Invesco World Bond Factor Fund

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Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05426 and 033-19338	Invesco Distributors, Inc.	WBD-AR-1

(b) Not applicable.

ITEM 2.	CODE OF ETHICS.

There were no amendments to the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial experts are Cynthia Hostetler, Anthony J. LaCava, Jr., and Robert C. Troccoli. Cynthia Hostetler, Anthony J. LaCava, Jr., and Robert C. Troccoli are “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) to (d)

Fees Billed by PwC Related to the Registrant

PricewaterhouseCoopers LLP (“PwC”), the Registrant’s independent registered public accounting firm, billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all audit and non-audit services provided to the Registrant.

	Fees Billed for Services Rendered to the Registrant for fiscal year end 2023	Fees Billed for Services Rendered to the Registrant for fiscal year end 2022

Audit Fees	$ 878,829	$ 925,264
Audit-Related Fees(1)	$ 11,000	$ 0
Tax Fees(2)	$ 473,470	$ 403,564
All Other Fees	$ 0	$ 0
Total Fees	$ 1,363,299	$ 1,328,828

(1)	Audit-Related Fees for the fiscal year ended 2023 includes fees billed for reviewing regulatory filings.

(2)

Tax Fees for the fiscal years ended 2023 and 2022 includes fees billed for preparation of U.S. Tax Returns and Taxable Income calculations, including excise tax and year-to-date estimates for various book-to-tax differences.

Fees Billed by PwC Related to Invesco and Affiliates

PwC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Affiliates for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all non-audit services provided to Invesco and Affiliates that were required to be pre-approved.

	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2023 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Fees Billed for Non-Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2022 That Were Required to be Pre-Approved by the Registrant’s Audit Committee
Audit-Related Fees(1)	$ 1,067,000	$ 760,000
Tax Fees	$ 0	$ 0
All Other Fees	$ 0	$ 0
Total Fees	$ 1,067,000	$ 760,000

(1) Audit-Related Fees for the fiscal years ended 2023 and 2022 include fees billed related to reviewing controls at a service organization.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees

of the Invesco Funds (the “Funds”)

Last Amended March 29, 2017

I.	Statement of Principles

The Audit Committees (the “Audit Committee”) of the Boards of Trustees of the Funds (the “Board”) have adopted these policies and procedures (the “Procedures”) with respect to the pre-approval of audit and non-audit services to be provided by the Funds’ independent auditor (the “Auditor”) to the Funds, and to the Funds’ investment adviser(s) and any entity controlling, controlled by, or under common control with the investment adviser(s) that provides ongoing services to the Funds (collectively, “Service Affiliates”).

Under Section 202 of the Sarbanes-Oxley Act of 2002, all audit and non-audit services provided to the Funds by the Auditor must be preapproved by the Audit Committee. Rule 2-01 of Regulation S-X requires that the Audit Committee also pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds (a “Service Affiliate’s Covered Engagement”).

These Procedures set forth the procedures and the conditions pursuant to which the Audit Committee may pre-approve audit and non-audit services for the Funds and a Service Affiliate’s Covered Engagement pursuant to rules and regulations of the Securities and Exchange Commission (“SEC”) and other organizations and regulatory bodies applicable to the Funds (“Applicable Rules”).1 They address both general pre-approvals without consideration of specific case-by-case services (“general pre-approvals”) and pre-approvals on a case-by-case basis (“specific pre-approvals”). Any services requiring pre-approval that are not within the scope of general pre-approvals hereunder are subject to specific pre-approval. These Procedures also address the delegation by the Audit Committee of pre-approval authority to the Audit Committee Chair or Vice Chair.

II.	Pre-Approval of Fund Audit Services

The annual Fund audit services engagement, including terms and fees, is subject to specific pre-approval by the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by an independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will receive, review and consider sufficient information concerning a proposed Fund audit engagement to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee will oversee the Fund audit services engagement as necessary, including approving any changes in terms, audit scope, conditions and fees.

In addition to approving the Fund audit services engagement at least annually and specifically approving any changes, the Audit Committee may generally or specifically pre-approve engagements for other audit services, which are those services that only an independent auditor reasonably can provide. Other audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC.

III.	General and Specific Pre-Approval of Non-Audit Fund Services

The Audit Committee will consider, at least annually, the list of General Pre-Approved Non-Audit Services which list may be terminated or modified at any time by the Audit Committee. To inform the Audit Committee’s review and approval of General Pre-Approved Non-Audit Services, the Funds’ Treasurer (or his or her designee) and Auditor shall provide such information regarding independence or other matters as the Audit Committee may request.

Any services or fee ranges that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval. Each request for specific pre-approval by the Audit Committee for services to be provided by the Auditor to the Funds must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, and other relevant information sufficient to allow the Audit Committee to consider whether to pre-approve such engagement, including evaluating whether the provision of such services will impair the independence of the Auditor and is otherwise consistent with Applicable Rules.

IV.	Non-Audit Service Types

The Audit Committee may provide either general or specific pre-approval of audit-related, tax or other services, each as described in more detail below.

1 Applicable Rules include, for example, New York Stock Exchange (“NYSE”) rules applicable to closed-end funds managed by Invesco and listed on NYSE.

a.	Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by an independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; services related to mergers, acquisitions or dispositions; compliance with ratings agency requirements and interfund lending activities; and assistance with internal control reporting requirements.

b.	Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will not approve proposed services of the Auditor which the Audit Committee believes are to be provided in connection with a service or transaction initially recommended by the Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisers as necessary to ensure the consistency of tax services rendered by the Auditor with the foregoing policy. The Auditor shall not represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committee will include a description from the Auditor in writing of (i) the scope of the service, the fee structure for the engagement, and any side letter or other amendment to the engagement letter, or any other agreement (whether oral, written, or otherwise) between the Auditor and the Funds, relating to the service; and (ii) any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor (or an affiliate of the Auditor) and any person (other than the Funds or Service Affiliates receiving the services) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will also discuss with the Audit Committee the potential effects of the services on the independence of the Auditor, and document the substance of its discussion with the Audit Committee.

c.	Other Services

The Audit Committee may pre-approve other non-audit services so long as the Audit Committee believes that the service will not impair the independence of the Auditor. Appendix I includes a list of services that the Auditor is prohibited from performing by the SEC rules. Appendix I also includes a list of services that would impair the Auditor’s independence unless the Audit Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements.

V.	Pre-Approval of Service Affiliate’s Covered Engagements

Rule 2-01 of Regulation S-X requires that the Audit Committee pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds, defined above as a “Service Affiliate’s Covered Engagement”.

The Audit Committee may provide either general or specific pre-approval of any Service Affiliate’s Covered Engagement, including for audit-related, tax or other services, as described above, if the Audit

Committee believes that the provision of the services to a Service Affiliate will not impair the independence of the Auditor with respect to the Funds. Any Service Affiliate’s Covered Engagements that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval.

Each request for specific pre-approval by the Audit Committee of a Service Affiliate’s Covered Engagement must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, a description of the current status of the pre-approval process involving other audit committees in the Invesco investment company complex (as defined in Rule 2-201 of Regulation S-X) with respect to the proposed engagement, and other relevant information sufficient to allow the Audit Committee to consider whether the provision of such services will impair the independence of the Auditor from the Funds. Additionally, the Funds’ Treasurer (or his or her designee) and the Auditor will provide the Audit Committee with a statement that the proposed engagement requires pre-approval by the Audit Committee, the proposed engagement, in their view, will not impair the independence of the Auditor and is consistent with Applicable Rules, and the description of the proposed engagement provided to the Audit Committee is consistent with that presented to or approved by the Invesco audit committee.

Information about all Service Affiliate engagements of the Auditor for non-audit services, whether or not subject to pre-approval by the Audit Committee, shall be provided to the Audit Committee at least quarterly, to allow the Audit Committee to consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds. The Funds’ Treasurer and Auditor shall provide the Audit Committee with sufficiently detailed information about the scope of services provided and the fees for such services, to ensure that the Audit Committee can adequately consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Fund

VI.	Pre-Approved Fee Levels or Established Amounts

Pre-approved fee levels or ranges for audit and non-audit services to be provided by the Auditor to the Funds, and for a Service Affiliate’s Covered Engagement, under general pre-approval or specific pre-approval will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum pre-approved fee levels or ranges for such services or engagements will be promptly presented to the Audit Committee and will require specific pre-approval by the Audit Committee before payment of any additional fees is made.

VII.	Delegation

The Audit Committee hereby delegates, subject to the dollar limitations set forth below, specific authority to its Chair, or in his or her absence, Vice Chair, to pre-approve audit and non-audit services proposed to be provided by the Auditor to the Funds and/or a Service Affiliate’s Covered Engagement, between Audit Committee meetings. Such delegation does not preclude the Chair or Vice Chair from declining, on a case by case basis, to exercise his or her delegated authority and instead convening the Audit Committee to consider and pre-approve any proposed services or engagements.

Notwithstanding the foregoing, the Audit Committee must pre-approve: (a) any non-audit services to be provided to the Funds for which the fees are estimated to exceed $500,000; (b) any Service Affiliate’s Covered Engagement for which the fees are estimated to exceed $500,000; or (c) any cost increase to any previously approved service or engagement that exceeds the greater of $250,000 or 50% of the previously approved fees up to a maximum increase of $500,000.

VIII.	Compliance with Procedures

Notwithstanding anything herein to the contrary, failure to pre-approve any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X shall not constitute a violation of these Procedures. The Audit Committee has designated the Funds’ Treasurer to ensure services and engagements are pre-approved in compliance with these Procedures. The Funds’ Treasurer will immediately report to the Chair of the Audit Committee, or the Vice Chair in his or her absence, any breach of these Procedures that comes to the attention of the Funds’ Treasurer or any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

On at least an annual basis, the Auditor will provide the Audit Committee with a summary of all non-audit services provided to any entity in the investment company complex (as defined in section 2-01(f)(14) of Regulation S-X, including the Funds and Service Affiliates) that were not pre-approved, including the nature of services provided and the associated fees.

IX.	Amendments to Procedures

All material amendments to these Procedures must be approved in advance by the Audit Committee. Non-material amendments to these Procedures may be made by the Legal and Compliance Departments and will be reported to the Audit Committee at the next regularly scheduled meeting of the Audit Committee.

Appendix I

Non-Audit Services That May Impair the Auditor’s Independence

The Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services:

●	Management functions;

●	Human resources;

●	Broker-dealer, investment adviser, or investment banking services ;

●	Legal services;

●	Expert services unrelated to the audit;

●	Any service or product provided for a contingent fee or a commission;

●	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance;

●	Tax services for persons in financial reporting oversight roles at the Fund; and

●	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

An Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services unless it is reasonable to conclude that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements:

●	Bookkeeping or other services related to the accounting records or financial statements of the audit client;

●	Financial information systems design and implementation;

●	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

●	Actuarial services; and

●	Internal audit outsourcing services.

(e)(2) There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimus exception under Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) In addition to the amounts shown in the tables above, PwC billed Invesco and Invesco Affiliates aggregate fees of $6,507,000 for the fiscal year ended October 31, 2023 and $6,370,000 for the fiscal year ended October 31, 2022. In total, PwC billed the Registrant, Invesco and Invesco Affiliates aggregate non-audit fees of $8,047,470 for the fiscal year ended October 31, 2023 and $7,533,564 for the fiscal year ended October 31, 2022.

PwC provided audit services to the Investment Company complex of approximately $33 million.

(h) The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PwC’s independence.

(i) Not applicable

(j) Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

As of December 14, 2023, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of December 14, 2023, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)

There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

13(a) (1)	Code of Ethics.

13(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002.

13(a) (3)	Not applicable.

13(a) (4)	Not applicable.

13(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:    AIM Investment Funds (Invesco Investment Funds)

By:	/s/ Glenn Brightman
Glenn Brightman
Principal Executive Officer

Date:	January 3, 2024

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Glenn Brightman
Glenn Brightman
Principal Executive Officer

Date:	January 3, 2024

By:	/s/ Adrien Deberghes
Adrien Deberghes
Principal Financial Officer

Date:	January 3, 2024